                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             OMNIPOINT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

      [VoiceStream Logo]        [OmniPoint Logo]         [Aerial Logo]

              PROPOSED TRANSACTIONS -- YOUR VOTE IS VERY IMPORTANT

                                January 25, 2000

Dear Fellow Stockholders:

     We are pleased to propose transactions that will result in VoiceStream Wireless Corporation and either or both of the following corporations becoming subsidiaries of VoiceStream Wireless Holding Corporation:

     - Omnipoint Corporation, and
     - Aerial Communications, Inc.

     These transactions, which will take the form of reorganizations as described in this joint proxy statement-prospectus, will bring together three major providers of PCS services in the United States. Each company, as a subsidiary of VoiceStream Holdings, will principally operate its existing business under the VoiceStream brand name.

     These transactions are expected to result in the issuance of as many as 214 million shares of common stock, $.001 par value, of VoiceStream Wireless Holding Corporation. Upon completion of the first transaction, VoiceStream Wireless Holding Corporation will change its name to VoiceStream Wireless Corporation, and its shares will trade on the Nasdaq Stock Market under the symbol "VSTR", which is the current symbol for VoiceStream Wireless Corporation.

     We cannot complete the reorganizations unless we obtain the necessary governmental and stockholder approvals. Each company will hold a special meeting of its stockholders in connection with the reorganizations. VoiceStream stockholders will vote on both transactions; stockholders of Omnipoint and Aerial will vote only on their respective transactions. YOUR VOTE IS VERY IMPORTANT. We urge you to read this joint proxy statement-prospectus to learn about the transactions and to vote "FOR" the reorganization of your company. The board of directors of each company has voted unanimously in favor of these reorganizations.

     SEE "RISK FACTORS" BEGINNING ON PAGE 27 TO READ ABOUT CERTAIN FACTORS YOU SHOULD CONSIDER IN CONNECTION WITH THIS JOINT PROXY STATEMENT-PROSPECTUS.

     We enthusiastically support these transactions and join with the other members of our boards of directors in recommending that you vote in favor of the reorganizations.


/s/ JOHN W. STANTON               /s/ DOUGLAS G. SMITH     /s/ LEROY T. CARLSON, JR.
--------------------------------  -----------------------  ---------------------------
John W. Stanton                   Douglas G. Smith         LeRoy T. Carlson, Jr.
Chairman and                      Chairman and             Chairman
  Chief Executive Officer         Chief Executive Officer  Aerial Communications, Inc.
VoiceStream Wireless Corporation  Omnipoint Corporation

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED UNDER THIS
       JOINT PROXY STATEMENT-PROSPECTUS OR DETERMINED IF THIS JOINT PROXY STATEMENT-PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

            JOINT PROXY STATEMENT-PROSPECTUS DATED JANUARY 25, 2000 AND FIRST MAILED TO STOCKHOLDERS ON OR ABOUT JANUARY 25, 2000

                               [VoiceStream Logo]
                           -------------------------

                        VOICESTREAM WIRELESS CORPORATION
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 24, 2000
                           -------------------------

TO THE STOCKHOLDERS
OF VOICESTREAM WIRELESS CORPORATION:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of VoiceStream Wireless Corporation, a Washington corporation, will be held on Thursday, February 24, 2000, at 8:00 a.m. local time, at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington, to:

     1. Consider and vote upon a proposal to adopt, and approve the transactions contemplated by, the Agreement and Plan of Reorganization, dated as of June 23, 1999 and amended as of December 30, 1999, among VoiceStream, Omnipoint Corporation, a Delaware corporation, and VoiceStream Wireless Holding Corporation, a Delaware corporation, as more fully described in this joint proxy statement-prospectus. A vote for this proposal also constitutes approval of the merger of a separate wholly-owned subsidiary of VoiceStream Holdings with and into VoiceStream.

     2. Consider and vote upon a proposal to adopt, and approve the transactions contemplated by, the Agreement and Plan of Reorganization, dated as of September 17, 1999, among VoiceStream, Aerial Communications, Inc., a Delaware corporation, VoiceStream Holdings, Telephone and Data Systems, Inc., a Delaware corporation, and a wholly-owned subsidiary of VoiceStream Holdings, as more fully described in this joint proxy statement-prospectus. A vote for this proposal also constitutes approval of the merger of a separate wholly-owned subsidiary of VoiceStream Holdings with and into VoiceStream.

     3. Transact such other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

     We have set January 17, 2000 as the record date for the special meeting and any adjournments or postponements of the special meeting.

     The adoption of, and approval of the transactions contemplated by, the Omnipoint reorganization agreement and the Aerial reorganization agreement will each require the affirmative vote of the holders of two-thirds of the outstanding shares of VoiceStream common stock.

     All stockholders of VoiceStream entitled to vote are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, date, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in this joint proxy statement-prospectus at any time before it is voted at the special meeting. Executed proxies with no instructions indicated will be voted "FOR" the adoption of, and approval of the transactions contemplated by, the Omnipoint reorganization agreement and adoption of, and approval of the transactions contemplated by, the Aerial reorganization agreement. If you fail to return a properly executed proxy card or to vote in person at the special meeting, the effect will be a vote against the Omnipoint reorganization agreement and against the Aerial reorganization agreement.

                                      By Order of the Board of Directors

                                      /s/ ALAN R. BENDER
                                      ----------------------------------
                                      Alan R. Bender
                                      Secretary
January 25, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS OF VOICESTREAM RECOMMENDS UNANIMOUSLY THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, EACH OF THE REORGANIZATION AGREEMENTS.

                                [OmniPoint Logo]
                           -------------------------

                             OMNIPOINT CORPORATION
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 24, 2000
                           -------------------------

TO THE STOCKHOLDERS
OF OMNIPOINT CORPORATION:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Omnipoint Corporation, a Delaware corporation, will be held on Thursday, February 24, 2000, at 11:00 a.m. local time, at the offices of Piper Marbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, N.W., Washington, D.C., to:

     1. Consider and vote upon a proposal to adopt, and approve the transactions contemplated by, the Agreement and Plan of Reorganization, dated as of June 23, 1999 and amended as of December 30, 1999, among Omnipoint, VoiceStream Wireless Corporation, a Washington corporation, and VoiceStream Wireless Holding Corporation, a Delaware corporation, as more fully described in this joint proxy statement-prospectus.

     2. Transact such other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

     We have set January 17, 2000 as the record date for the special meeting and any adjournments or postponements of the special meeting.

     The adoption of, and approval of the transactions contemplated by, the Omnipoint reorganization agreement will require the affirmative vote of the holders of a majority of the outstanding shares of Omnipoint common stock.

     All stockholders of Omnipoint entitled to vote are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, date, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in this joint proxy statement-prospectus at any time before it is voted at the special meeting. Executed proxies with no instruction indicated will be voted "FOR" adoption of, and approval of the transactions contemplated by, the Omnipoint reorganization agreement. If you fail to return a properly executed proxy card or to vote in person at the special meeting, the effect will be a vote against the Omnipoint reorganization agreement.

                                          By Order of the Board of Directors

                                          /s/ EDWIN M. MARTIN, JR.
                                          ----------------------------------
                                          Edwin M. Martin, Jr.
                                          Secretary
January 25, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS OF OMNIPOINT RECOMMENDS UNANIMOUSLY THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, THE OMNIPOINT REORGANIZATION AGREEMENT.

                                 [AERIAL LOGO]

                          AERIAL COMMUNICATIONS, INC.
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 24, 2000

TO THE STOCKHOLDERS
OF AERIAL COMMUNICATIONS, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Aerial Communications, Inc., a Delaware corporation, will be held on Thursday, February 24, 2000 at 10:00 a.m. local time, at the Hotel Allegro Chicago, 171 West Randolph Street, Chicago, Illinois, on the third floor in the Goodman Theater B Room, to:

     1. Consider and vote upon a proposal to adopt, and approve the transactions contemplated by, the Agreement and Plan of Reorganization, dated as of September 17, 1999, among Aerial, VoiceStream Wireless Corporation, a Washington corporation, VoiceStream Wireless Holding Corporation, a Delaware corporation, Telephone and Data Systems, Inc., a Delaware corporation, and a wholly-owned subsidiary of VoiceStream Holdings, as more fully described in this joint proxy statement-prospectus.

     2. Transact such other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

     We have set January 17, 2000 as the record date for the special meeting and any adjournments or postponements of the special meeting.

     The adoption of, and approval of the transactions contemplated by, the Aerial reorganization agreement will require the affirmative vote of the holders of a majority of the voting power of all classes of Aerial common stock. TDS, which controls approximately 98% of the relevant voting power of all shares of Aerial common stock, has agreed to vote for the proposal. Accordingly, the approval of stockholders is assured regardless of the vote of other stockholders.

     All stockholders of Aerial entitled to vote are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, date, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in this joint proxy statement-prospectus at any time before it is voted at the special meeting. Executed proxies with no instruction indicated will be voted "FOR" adoption of, and approval of the transactions contemplated by, the Aerial reorganization agreement. If you fail to return a properly executed proxy card or to vote in person at the special meeting, the effect will be a vote against the Aerial reorganization agreement.

                                      By Order of the Board of Directors

                                      /s/ MICHAEL G. HRON
                                      ----------------------------------
                                      Michael G. Hron
                                      Secretary
January 25, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS OF AERIAL RECOMMENDS UNANIMOUSLY THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, THE AERIAL REORGANIZATION AGREEMENT.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
QUESTIONS AND ANSWERS ABOUT THE
  PROPOSED TRANSACTIONS...............    1
SUMMARY...............................    9
  The Companies.......................    9
  The Reorganizations.................    9
  Why We Are Proposing to Combine.....   10
  Regulatory Approval.................   10
  Comparative Per Share Market Price
     and Dividend Information.........   11
  The Omnipoint Reorganization........   11
  The Aerial Reorganization...........   15
  The Investments.....................   19
  Dissenters' Rights of Appraisal.....   20
  Selected Historical and Unaudited
     Pro Forma Financial Data.........   21
RISK FACTORS..........................   27
OWNERSHIP OF VOICESTREAM HOLDINGS
  FOLLOWING EITHER OR BOTH
  REORGANIZATIONS.....................   34
THE OMNIPOINT REORGANIZATION..........   36
  The Omnipoint Reorganization
     Agreement........................   36
  Background of the Omnipoint
     Reorganization...................   47
  Recommendations of the VoiceStream
     Board; Reasons for the Omnipoint
     Reorganization...................   49
  VoiceStream Fairness Opinion........   51
  Fee Arrangement with Goldman
     Sachs............................   59
  Recommendations of the Omnipoint
     Board; Reasons for the Omnipoint
     Reorganization...................   59
  Omnipoint Fairness Opinion..........   60
  Fee Arrangements with Lehman
     Brothers and Allen & Co. ........   70
  Agreement to Vote in Favor of the
     Omnipoint Reorganization.........   71
  Timing of Closing...................   71
  Accounting Treatment................   71
  Transaction Costs...................   71
  Dissenters' Rights of Appraisal.....   71
  Cook Inlet Transactions.............   72
  Hutchison Investments...............   73
  Hutchison Standstill Agreement......   74
  $500 Million Sonera Investment in
     VoiceStream Holdings.............   75
  Material United States Federal
     Income Tax Consequences of the
     Omnipoint Reorganization.........   75
  Consequences of the Omnipoint
     Reorganization Under
     VoiceStream's Tax Sharing
     Agreement........................   82

                                        PAGE
                                        ----
  Interests of Certain Persons in the
     Omnipoint Reorganization.........   85
THE AERIAL REORGANIZATION.............   90
  The Aerial Reorganization
     Agreement........................   90
  Background of the Aerial
     Reorganization...................  103
  Recommendations of the VoiceStream
     Board; Reasons for the Aerial
     Reorganization...................  121
  VoiceStream Fairness Opinion........  123
  Fee Arrangement with Goldman
     Sachs............................  130
  Recommendations of the Aerial Board;
     Reasons for the Aerial
     Reorganization...................  130
  Aerial Fairness Opinion.............  133
  Fee Arrangements with Donaldson,
     Lufkin & Jenrette................  140
  Recommendations of the Aerial
     Special Committee................  141
  Aerial Special Committee Fairness
     Opinion..........................  143
  Fee Arrangements with Wasserstein
     Perella..........................  156
  Agreements Relating to the Aerial
     Reorganization...................  156
  Sonera Settlement Agreement and
     Release..........................  160
  Timing of Closing...................  161
  Accounting Treatment................  161
  Transaction Costs...................  161
  Dissenters' Rights of Appraisal.....  161
  Litigation..........................  162
  Material United States Federal
     Income Tax Consequences of the
     Aerial Reorganization............  162
  Consequences of the Aerial
     Reorganization under
     VoiceStream's Tax Sharing
     Agreement........................  164
  Interests of Certain Persons in the
     Aerial Reorganization............  164
VOICESTREAM HOLDINGS VOTING
  AGREEMENT...........................  177
THE INVESTMENTS.......................  179
  Hutchison Investments...............  179
  $500 million Sonera Investment......  180
  $230 Million Sonera Investment......  180
  $420 Million TDS Debt Replacement...  180
REGULATORY APPROVAL...................  181
FINANCIAL INFORMATION.................  183
  Unaudited Pro Forma Condensed
     Combined Financial Statements....  183

                                        PAGE
                                        ----
THE SPECIAL MEETINGS..................  201
  VoiceStream Record Date; Quorum;
     Vote Required....................  201
  Omnipoint Record Date; Quorum; Vote
     Required.........................  202
  Aerial Record Date; Quorum; Vote
     Required.........................  202
  Agreements to Vote in Favor of the
     Omnipoint Reorganization.........  203
  Agreements to Vote in Favor of the
     Aerial Reorganization............  203
  Solicitation of Proxies.............  204
  Dissenters' Rights of Appraisal.....  205
BUSINESS OF VOICESTREAM HOLDINGS......  211
  Background -- The Wireless
     Communications Industry..........  211
  The Business of VoiceStream Holdings
     After the Reorganizations........  214
  Executive Compensation..............  252
  Business of VoiceStream, Omnipoint
     and Aerial.......................  262
CERTAIN LEGAL INFORMATION.............  263
  Description of VoiceStream Holdings
     Capital Stock....................  263
  Comparison of Stockholder Rights....  264
  Opinions from Legal Counsel.........  285
  Experts.............................  285
WHERE YOU CAN FIND MORE INFORMATION...  286

ANNEX A  Agreement and Plan of
         Reorganization (Omnipoint
         reorganization)
ANNEX B  Opinion of Goldman, Sachs &
         Co. (Omnipoint reorganization)
ANNEX C  Opinion of Lehman Brothers,
         Inc. (Omnipoint
         reorganization)
ANNEX D  Agreement and Plan of
         Reorganization (Aerial
         reorganization)
ANNEX E  Opinion of Goldman, Sachs &
         Company (Aerial
         reorganization)
ANNEX F  Opinion of Donaldson, Lufkin &
         Jenrette (Aerial
         reorganization)
ANNEX G  Opinion of Wasserstein Perella
         & Co. (Aerial reorganization)
ANNEX H  Restated Certificate of
         Incorporation for VoiceStream
         Wireless Holding Corporation
ANNEX I  Washington Dissenters' Rights
         Statute
ANNEX J  Delaware Dissenters' Rights
         Statute

                          QUESTIONS AND ANSWERS ABOUT
                           THE PROPOSED TRANSACTIONS

Q: HOW WILL THE REORGANIZATION TRANSACTIONS BRING TOGETHER THE THREE COMPANIES?

A: If both the Omnipoint reorganization and the Aerial reorganization are approved, all three companies will become subsidiaries of VoiceStream Holdings. The following diagrams show the existing structure of VoiceStream and how it will change following both or either reorganization:

     - VoiceStream's current structure is as follows:

                                   [DIAGRAM]

     - Assuming completion of both the Omnipoint reorganization and the Aerial reorganization, VoiceStream Holdings' structure will be as follows:

                                   [DIAGRAM]
---------------
(1) Wholly-owned subsidiary of VoiceStream Holdings, which will be a borrower under the $3.0 billion anticipated new credit facility to be entered into at the completion of the Omnipoint reorganization.

     - Assuming completion of only the Omnipoint reorganization, VoiceStream Holdings' structure will be as follows:

                                   [DIAGRAM]

     - Assuming completion of only the Aerial reorganization, VoiceStream Holdings' structure will be as follows:

                                   [DIAGRAM]

Q: WHEN DO WE EXPECT TO COMPLETE THE TRANSACTIONS?

A:We plan to complete the Omnipoint reorganization during the first quarter of 2000 and the Aerial reorganization during the second quarter of 2000. However, completion of each reorganization is subject to separate governmental and stockholder approvals that we do not control. We therefore cannot predict with any certainty when we will complete the reorganizations. We expect the Omnipoint reorganization to be completed first.

Q: WHAT WILL VOICESTREAM STOCKHOLDERS RECEIVE?

A: As a VoiceStream stockholder you will receive one share of VoiceStream
   Holdings common stock for each share of VoiceStream common stock that you own. You will not need to exchange your stock certificates because your shares of VoiceStream will be treated as shares of VoiceStream Holdings.

Q: WHAT WILL OMNIPOINT STOCKHOLDERS RECEIVE?

A: As an Omnipoint stockholder you will have three choices as to what you will receive for each share of Omnipoint common stock that you own. You may elect to receive:

        - cash and stock, which consists of 0.825 of a share of VoiceStream Holdings common stock plus $8.00 in cash for each share of Omnipoint common stock;

        - stock, by which you ask to receive a number of shares of VoiceStream Holdings common stock equal to the sum of

           - 0.825 of a share of VoiceStream Holdings common stock, plus

           - a fraction of a share of VoiceStream Holdings common stock calculated by dividing $8.00 by the VoiceStream 15 day average price, provided that the actual number of shares will be subject to proration and adjustment and determined as described below; or

        - cash, by which you ask to receive an amount of cash equal to the sum of

           - the VoiceStream 15 day average price multiplied by 0.825, plus

           - $8.00, provided that the actual amount of cash will be subject to proration and adjustment and determined as described below.

   For the purposes of these elections, the VoiceStream 15 day average price will be determined by calculating the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization.

   The following table estimates the total values, as of the date of completion of the Omnipoint reorganization, that you will receive for each share of Omnipoint common stock depending on:

        - which election you make;

        - the VoiceStream 15 day average price; and

        - various assumed prices of VoiceStream Holdings common stock on the first trading day after completion of the Omnipoint reorganization.

    Since VoiceStream common stock will be exchanged for VoiceStream Holdings common stock on a one-for-one basis, the table shows a range of values that may be received by Omnipoint stockholders at approximately the current price of VoiceStream common stock and prices above and below such price. The last sale price of VoiceStream common stock on January 14, 2000 was $112.69. This price is subject to change.

                 PRICE OF     VALUE OF
 VOICESTREAM    VOICESTREAM   CASH AND    VALUE OF    VALUE OF
   15 DAY        HOLDINGS       STOCK       STOCK       CASH
   AVERAGE        COMMON      ELECTION    ELECTION    ELECTION
    PRICE          STOCK      PER SHARE   PER SHARE   PER SHARE
-------------   -----------   ---------   ---------   ---------
    100.00          90.00        82.25       81.45       90.50
    100.00         100.00        90.50       90.50       90.50
    100.00         110.00        98.75       99.55       90.50
    110.00         100.00        90.50       89.77       98.75
    110.00         110.00        98.75       98.75       98.75
    110.00         120.00       107.00      107.72       98.75
    120.00         110.00        98.75       98.08      107.00
    120.00         120.00       107.00      107.00      107.00
    120.00         130.00       115.25      115.92      107.00
    130.00         120.00       107.00      106.38      115.25
    130.00         130.00       115.25      115.25      115.25
    130.00         140.00       123.50      124.12      115.25

    The total values indicated for the stock election and the cash election will vary based on proration and adjustment as noted below. The total values of each of the elections, except in the case of an all cash payment, will vary following the completion of the Omnipoint reorganization based on changes in the trading price of VoiceStream Holdings common stock.

   You will also receive cash instead of any fractional share which results from the conversion of your Omnipoint common stock into VoiceStream Holdings common stock. This amount will reflect the VoiceStream 15 day average price.

   Proration and adjustment. There is a fixed number of total shares and a fixed amount of total cash that VoiceStream Holdings will issue and pay to holders of Omnipoint common stock. As a result if you choose the stock election or the cash election, the consideration you actually receive may consist of a mix of VoiceStream Holdings common stock and cash.

Q: WHAT WILL AERIAL STOCKHOLDERS RECEIVE?

A: As a holder of Aerial common stock you will receive 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock that you own, subject to adjustment under certain circumstances and determined at the closing of the Aerial reorganization pursuant to a formula established in the Aerial reorganization agreement.

   Alternatively, stockholders other than TDS and Sonera may elect to receive $18.00 per share in cash for each share of Aerial common stock with respect to all or any portion of their shares of Aerial common stock.

   Prior to making the election to receive cash in the amount of $18.00 per share of Aerial common stock, Aerial stockholders should consider carefully the then current market value of the VoiceStream Holdings common stock that will otherwise be received.

   The following table estimates the total value, as of the date of the Aerial reorganization, that you will receive for each share of Aerial common stock. If you receive stock, the value will vary based on the value of a share of VoiceStream Holdings common stock at the completion of the Aerial reorganization. Since VoiceStream common stock will be exchanged for VoiceStream Holdings common stock on a one-for-one basis, the following table shows a range of values that may be received by Aerial stockholders at approximately the current price of VoiceStream common stock and prices above and below such price. The last sale price of VoiceStream common stock on January 14, 2000 was $112.69. This price is subject to change.

      PRICE OF                 VALUE OF                 VALUE OF
VOICESTREAM HOLDINGS    STOCK CONSIDERATION PER     CASH ELECTION PER
    COMMON STOCK                 SHARE                    SHARE
--------------------    -----------------------    -------------------
        $ 90                    $40.95                   $18.00
        $100                    $45.50                   $18.00
        $110                    $50.05                   $18.00
        $120                    $54.60                   $18.00
        $130                    $59.15                   $18.00
        $140                    $63.70                   $18.00

   You will also receive cash instead of any fractional share that results from the conversion of your Aerial common stock into VoiceStream Holdings common stock. This amount will reflect the market value of VoiceStream common stock at the closing of the Aerial reorganization.

Q: HOW DO I SUBMIT MY REQUEST FOR A PARTICULAR FORM OF PAYMENT FOR MY STOCK?

A:Omnipoint stockholders: Following the closing of the Omnipoint reorganization, we will send you a letter of transmittal and an election form, with instructions for making an election as to your preference. Details of the election and exchange procedures are set forth in "The Omnipoint Reorganization -- The Omnipoint Reorganization Agreement -- Election Procedure; Exchange of Certificates." If you fail to return the election form in a timely or proper manner, you will receive cash and stock consisting of
  0.825 of a share of VoiceStream Holdings common stock and $8.00 in cash for each share of Omnipoint common stock that you own.

  Aerial stockholders: Following the closing of the Aerial reorganization, we will send you a letter of transmittal and an election form, with instructions for making an election as to your preference. Details of the election and exchange procedures are set forth in "The Aerial Reorganization -- The Aerial Reorganization Agreement -- Election Procedure; Exchange of Certificates." If you fail to return the election form in a timely or proper manner, you will receive 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock that you own.

Q: ARE THE CLOSINGS OF THE OMNIPOINT AND AERIAL REORGANIZATIONS CONDITIONED ON
   EACH OTHER?

A:The closing of the Omnipoint reorganization is not conditioned on the closing of the Aerial reorganization.

  The closing of the Aerial reorganization is subject to the condition that the Omnipoint reorganization has been consummated or terminated, provided that this condition will be deemed satisfied if the Omnipoint reorganization has not been consummated or terminated by June 30, 2000 at the latest.

Q: WHEN SHOULD I EXPECT TO RECEIVE PAYMENT FOR MY STOCK?

A:VoiceStream stockholders: Your common stock will be traded as VoiceStream
  Holdings common stock immediately upon completion of the first to occur of the Omnipoint reorganization or the Aerial reorganization.

  Omnipoint stockholders: If you are a record holder, following completion of the Omnipoint reorganization:

        - You will no longer be able to trade your Omnipoint common stock.

        - We will send to all holders of Omnipoint common stock election forms and letters of transmittal that will allow you to make your election and receive your VoiceStream Holdings stock and/or cash.

        - You will not be able to trade the shares of VoiceStream Holdings common stock you receive in exchange for your Omnipoint common stock until your receipt of those shares.

        - We anticipate a period of ten to twenty business days between the time you are no longer able to trade your Omnipoint common stock and the time you are able to commence trading of the VoiceStream Holdings common stock you receive. This delay is due to the time period required to distribute, receive and process election forms and letters of transmittal and to mail stock certificates.

        - During this ten to twenty business day period the price of the VoiceStream Holdings common stock could fluctuate significantly.

     If you hold your shares in street name, you should contact your broker about your ability to trade shares of VoiceStream Holdings common stock after completion of the Omnipoint reorganization.

Aerial stockholders:   If you are a record holder, following completion of the
                       Aerial reorganization:

        - You will no longer be able to trade your Aerial common stock.

        - We will send to all holders of Aerial common stock election forms and letters of transmittal that will allow you to make your election and receive your VoiceStream Holdings stock and/or cash.

        - You will not be able to trade the shares of VoiceStream Holdings common stock you receive in exchange for your Aerial common stock until your receipt of those shares.

        - We anticipate a period of ten to twenty business days between the time you are no longer able to trade your Aerial common stock and the time you are able to commence trading of the VoiceStream Holdings common stock you receive. This delay is due to the time period required to distribute, receive and process election forms and letters of transmittal and to mail stock certificates.

        - During this ten to twenty business day period the price of VoiceStream Holdings common stock could fluctuate significantly.

     If you hold your shares in street name, you should contact your broker about your ability to trade shares of VoiceStream Holdings common stock after completion of the Aerial reorganization.

Q: WILL I HAVE TO PAY FEDERAL INCOME TAXES ON THE PAYMENT I RECEIVE?

A: VoiceStream stockholders: We expect that VoiceStream's stockholders will not recognize gain or loss for federal income tax purposes as a result of the Omnipoint reorganization or the Aerial reorganization.

   Omnipoint stockholders: We expect that Omnipoint's stockholders will not recognize gain or loss for federal income tax purposes as a result of the Omnipoint reorganization to the extent they receive VoiceStream Holdings common stock, but that they will recognize gain on any cash they receive.

           - Omnipoint's counsel is currently opining that the receipt of shares of VoiceStream Holdings common stock by Omnipoint stockholders in the Omnipoint reorganization will be tax free to Omnipoint stockholders based upon the express assumption that the Omnipoint merger will occur before or at the same time as the Aerial merger.

           - It is a waivable condition that prior to the closing of the Omnipoint reorganization, Omnipoint's counsel must deliver a second, confirming opinion that the receipt of shares of VoiceStream Holdings common stock by Omnipoint stockholders in the Omnipoint reorganization will be tax free to Omnipoint stockholders.

           - If counsel is unable, to issue the confirming opinion prior to the closing of the Omnipoint reorganization, we will recirculate the joint proxy statement-prospectus and resolicit stockholder approval of the Omnipoint reorganization as a taxable transaction.

   Aerial stockholders: We expect that Aerial's stockholders will not recognize gain or loss for federal income tax purposes as a result of the Aerial reorganization to the extent they receive VoiceStream Holdings common stock, but that they will recognize gain on any cash they receive. The obligation of Aerial to consummate the Aerial reorganization is conditioned on Aerial's receipt of an opinion of legal counsel to the effect that the stockholders of Aerial will not recognize any gain or loss for U.S. federal income tax purposes due to the Aerial reorganization except with respect to any cash they receive. This condition may not be waived by the Aerial board unless the Aerial board resolicits and obtains approval of the Aerial stockholders of the Aerial reorganization.

   Dissenting stockholders: VoiceStream and Omnipoint stockholders who exercise dissenters' rights will recognize gain or loss for federal income tax purposes on any cash they receive. Aerial stockholders do not have dissenters' rights.

   Tax matters are very complicated, and the tax consequences of the reorganizations to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the reorganizations to you.

Q: WHAT SHOULD I DO NOW?

A:You should vote your shares by completing, dating and signing your proxy card and mailing it in the enclosed envelope. If you prefer, you may vote by attending your special meeting and voting in person instead of voting by proxy.

Q: IF MY STOCK IS HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
   STOCK FOR ME?

A: Your broker will vote your stock for you only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your stock. Without instructions, your stock will not be voted for or against any proposal as to which you are entitled to vote, which will have the same effect as voting against such proposal.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: VoiceStream stockholders: No. You will not be required to exchange your VoiceStream common stock certificates.

   Omnipoint stockholders: No. Following the closing of the Omnipoint reorganization, we will mail written instructions to you explaining how to exchange your Omnipoint certificates.

   Aerial stockholders: No. Following the closing of the Aerial reorganization, we will mail written instructions to you explaining how to exchange your Aerial certificates.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

A: If you have questions about the reorganizations or anything discussed in this joint proxy statement-prospectus, you may call ChaseMellon Consulting Services, which is serving as the information agent for VoiceStream, Omnipoint and Aerial, toll-free at: 1-800-737-9864.

   You may also call this number for information concerning the price of VoiceStream or VoiceStream Holdings common stock, as applicable.

                                    SUMMARY

     The following summary highlights selected information from this joint proxy statement-prospectus concerning the Omnipoint reorganization and the Aerial reorganization. You should read this entire joint proxy statement-prospectus carefully before you vote your shares.

                                 THE COMPANIES

VOICESTREAM WIRELESS CORPORATION
3650 131st Avenue SE
Bellevue, Washington 98006
(425) 653-4600

     VoiceStream is a leading provider of personal communications services in the western United States. VoiceStream currently owns and operates fully digital PCS networks in 13 major markets. VoiceStream holds 107 broadband PCS licenses. VoiceStream's licenses, together with licenses held by joint ventures in which it is an investor, cover 58% of the geography of the continental United States and 89 million persons.

OMNIPOINT CORPORATION
3 Bethesda Metro Center, Suite 400
Bethesda, Maryland 20814
(301) 951-2500

     Omnipoint is a leading provider of personal communications services in the eastern United States. Omnipoint currently owns and operates fully digital PCS networks in five major markets. Omnipoint holds 156 broadband PCS licenses. Omnipoint's licenses, together with licenses held by joint ventures in which it is an investor, cover 16% of the geography of the continental United States and 98 million persons. Omnipoint, through its wholly owned subsidiary, Omnipoint Technologies, Inc., is also a developer and supplier of wireless communications technologies, products and engineering services.

AERIAL COMMUNICATIONS, INC.
8410 West Bryn Mawr, Suite 1100
Chicago, Illinois 60631
(312) 399-4200

     Aerial is a provider of personal communications services in several major markets in the United States. Aerial currently owns and operates fully digital PCS networks in six major markets. Aerial holds six broadband PCS licenses. Aerial's licenses, together with licenses held by joint ventures in which it is an investor, cover 12% of the geography of the continental United States and 28 million persons.

                              THE REORGANIZATIONS

     We have summarized below certain information describing the Omnipoint reorganization and the Aerial reorganization. Although the reorganizations are separate transactions, they are related because the future operations of VoiceStream Holdings will depend directly upon whether one or both of the reorganizations are approved. Therefore, we believe it is important for the stockholders of

VoiceStream, Omnipoint and Aerial to understand both transactions prior to voting at their respective special meetings.

     VoiceStream stockholders. You will be entitled to vote on both the Omnipoint reorganization and the Aerial reorganization. Accordingly, you should carefully read all of the information contained in this joint proxy statement-prospectus.

     Omnipoint stockholders. You will be entitled to vote on the Omnipoint reorganization. Unless you are also an Aerial stockholder, you will not be entitled to vote on the Aerial reorganization. However, you should carefully read all of the information contained in this joint proxy statement-prospectus because if the Aerial reorganization is approved and completed, Aerial will become a subsidiary of VoiceStream Holdings and its operations will have a direct impact on the future of VoiceStream Holdings.

     Aerial stockholders. You will be entitled to vote on the Aerial reorganization. Unless you are also an Omnipoint stockholder, you will not be entitled to vote on the Omnipoint reorganization. However, you should carefully read all of the information contained in this joint proxy statement-prospectus because if the Omnipoint reorganization is approved and completed, Omnipoint will become a subsidiary of VoiceStream Holdings and its operations will have a direct impact on the future of VoiceStream Holdings.

                        WHY WE ARE PROPOSING TO COMBINE

     VoiceStream, Omnipoint and Aerial are proposing to combine because we believe that the resulting company will be a strong national competitor in the wireless communications industry. As the wireless communications industry continues to grow, competition increases and new technologies emerge, we believe a combined company will be capable of achieving better performance and will have greater growth potential than any of the separate companies would be able to achieve on its own. We believe this to be true both for a combination of all three companies and a combination involving VoiceStream and either of Omnipoint or Aerial.

     With all three companies combined, our licenses and pending licenses, together with those of joint ventures in which we will be an investor, will cover 23 of the 25 largest markets in the continental United States and over 218 million people, and will serve over 1.7 million customers. We will be the largest company in the United States deploying technology based on the wireless communications standard known as Global System for Mobile Communications, commonly known as GSM. With only VoiceStream and Omnipoint combined, our licenses together with those of joint ventures in which we will be an investor, will cover 17 of such 25 markets and over 193 million people, and we will serve over 1.4 million customers. With only VoiceStream and Aerial combined, our licenses together with those of joint ventures in which we will be an investor, will cover 17 of such 25 markets and over 116 million people, and we will serve over 1 million customers.

                              REGULATORY APPROVAL

     Completion of each of the reorganizations is subject to approval of the FCC. We currently anticipate FCC action on all applications necessary for completion of the Omnipoint reorganization by the end of February 2000. We currently anticipate FCC action on all applications necessary for completion of the Aerial reorganization by the end of April 2000. The receipt of FCC approval, however, within the times anticipated or in general, cannot be assured.

          COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

     VoiceStream common stock, Omnipoint common stock and Aerial common stock are each listed on the Nasdaq Stock Market. Since the spin-off on May 3, 1999, VoiceStream common stock has traded under the ticker symbol "VSTR." Since its listing in January 1996, Omnipoint common stock has traded under the ticker symbol "OMPT." Aerial Common Shares are traded under the ticker symbol "AERL" and have been listed since April 1996. The following table sets forth, for the periods indicated, the range of high and low closing prices of their common stock.

                                  VOICESTREAM            OMNIPOINT             AERIAL
                                  COMMON STOCK         COMMON STOCK         COMMON STOCK
                               ------------------    -----------------    ----------------
                                HIGH        LOW       HIGH       LOW       HIGH      LOW
                               -------    -------    -------    ------    ------    ------
1998
First Quarter................      n/a        n/a    $ 29.50    $21.38    $ 9.00    $ 6.69
Second Quarter...............      n/a        n/a    $ 29.75    $18.63    $ 7.81    $ 5.94
Third Quarter................      n/a        n/a    $ 25.00    $ 7.03    $ 6.75    $ 3.44
Fourth Quarter...............      n/a        n/a    $ 11.75    $ 5.00    $ 5.88    $ 2.25

1999
First Quarter................      n/a        n/a    $ 16.19    $10.00    $ 7.75    $ 5.25
Second Quarter...............  $ 33.06    $ 20.50    $ 29.00    $13.13    $13.50    $ 7.25
Third Quarter................  $ 68.75    $ 29.75    $ 62.19    $30.56    $29.44    $11.56
Fourth Quarter...............  $142.31    $ 59.06    $120.63    $53.81    $60.88    $26.13
First Quarter 2000 through
  1/14/00....................  $126.63    $100.13    $108.25    $89.50    $54.75    $43.44

     On June 22, 1999, the last full trading day before the public announcement of the proposed Omnipoint reorganization, the closing price of VoiceStream common stock was $29.38 and the closing price of Omnipoint common stock was $20.75. On September 17, 1999, the last full trading day before the public announcement of the proposed Aerial reorganization, the closing price of VoiceStream common stock was $56.06 and the closing price of Aerial common stock was $20.00. On January 14, 2000, the most recent practicable date prior to the printing of this joint proxy statement-prospectus, the closing price was $112.69 for VoiceStream common stock, $98.00 for Omnipoint common stock and $49.19 for Aerial common stock. We urge you to obtain current market quotations prior to making any decision with respect to the reorganizations.

     Following the first to occur of the Omnipoint reorganization or the Aerial reorganization, VoiceStream Holdings common stock will be traded on the Nasdaq Stock Market under the ticker symbol "VSTR."

     VoiceStream, Omnipoint and Aerial have not historically paid dividends to their stockholders. VoiceStream Holdings does not anticipate paying dividends in the near future.

                          THE OMNIPOINT REORGANIZATION

     We have attached the Omnipoint reorganization agreement to this joint proxy statement-prospectus as Annex A. We encourage you to read the Omnipoint reorganization agreement as it is the principal legal document that governs the Omnipoint reorganization.

     The transactions contemplated by the Omnipoint reorganization agreement encompass several distinct interconnected transactions:

     - the Omnipoint merger, whereby Omnipoint will become a subsidiary of VoiceStream Holdings;

     - the VoiceStream merger, whereby VoiceStream will become a subsidiary of VoiceStream Holdings;

     - Hutchison PCS (USA)'s investment of a total of $957 million in VoiceStream Holdings; and

     - the transactions whereby in order to comply with FCC requirements, Omnipoint will contribute its C and F Block PCS licenses, along with assets and liabilities associated with these licenses, in exchange for 49.9% membership interests in each of two joint venture entities controlled by Cook Inlet Region, Inc., an Alaskan native corporation.

     Separately, Sonera Corporation will invest a total of $500 million in VoiceStream Holdings at the time of the Omnipoint reorganization.

     The aggregate dollar value of cash and stock to be received by Omnipoint stockholders as a result of the Omnipoint reorganization cannot be accurately stated until closing. Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, the total aggregate value would be $8.0 billion. The total value will rise or fall with increases and decreases in the value of VoiceStream common stock until closing.

VOTE REQUIRED FOR THE OMNIPOINT REORGANIZATION

     VoiceStream stockholders: Eligible holders of at least two-thirds of the outstanding shares of VoiceStream common stock must adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement. Directors and executive officers of VoiceStream, together with their affiliates, collectively hold rights to vote approximately 42% of the outstanding shares of VoiceStream. Approval of these transactions will constitute approval of the merger of a subsidiary of VoiceStream Holdings with and into VoiceStream. Stockholders collectively holding rights to vote approximately 40% of the outstanding shares of VoiceStream have agreed to vote in favor of these transactions.

     Omnipoint stockholders: Eligible holders of a majority of the outstanding shares of Omnipoint common stock must adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement. Directors and executive officers of Omnipoint, together with their affiliates, collectively hold rights to vote approximately 26% of the outstanding shares of Omnipoint. Stockholders collectively holding rights to vote approximately 25% of the outstanding shares of Omnipoint have agreed to vote in favor of these transactions.

CONDITIONS TO THE OMNIPOINT REORGANIZATION

     The completion of the Omnipoint reorganization depends upon meeting a number of conditions, including:

     - adoption of, and approval of the transactions contemplated by, the Omnipoint reorganization agreement by the stockholders of each of VoiceStream and Omnipoint;

     - absence of any new law or any injunction that effectively prohibits the Omnipoint reorganization;

     - receipt of all requisite orders and approvals of the FCC;

     - effectiveness of the registration statement registering the shares of VoiceStream Holdings' common stock to be issued pursuant to the Omnipoint reorganization agreement;

     - consummation of the $957 million Hutchison PCS (USA) investments and formation of the joint ventures with Cook Inlet;

     - receipt of legal opinions regarding federal income tax consequences of the Omnipoint reorganization; and

     - exercise of dissenters' rights with respect to no more than 10% of VoiceStream shares or Omnipoint shares.

     Further, VoiceStream is not required to complete the proposed transaction:

     - unless it receives a legal opinion that the completion of the Omnipoint reorganization should not cause the spin-off of VoiceStream from Western Wireless, which occurred on May 3, 1999, to fail to be a tax-free transaction to the holders of Western Wireless stock; or

     - if changes occur which prevent VoiceStream Holdings from refinancing Omnipoint indebtedness that will become due and payable or redeemable prior to its stated maturity as a result of the Omnipoint reorganization.

TERMINATION FEE IN CONNECTION WITH THE OMNIPOINT REORGANIZATION

     The Omnipoint reorganization agreement requires Omnipoint to pay VoiceStream a termination fee of $70 million if the Omnipoint reorganization agreement terminates in any of the following circumstances:

     - VoiceStream terminates the Omnipoint reorganization agreement because (1) the Omnipoint board fails to recommend or withdraws, or modifies in a manner adverse to VoiceStream, its approval or recommendation of the Omnipoint reorganization, (2) the Omnipoint board fails to call a special meeting in accordance with the Omnipoint reorganization agreement or (3) Omnipoint materially and willfully breaches any obligation with respect to the non-solicitation of other acquisition proposals; or

     - VoiceStream terminates the Omnipoint reorganization agreement in circumstances where the following three conditions are met:

      - Omnipoint's stockholders do not approve the Omnipoint reorganization;

      - prior to Omnipoint's special meeting a third party makes a proposal for an alternative transaction; and

      - within 12 months of the special meeting Omnipoint enters into an agreement for an alternative transaction with that third party or any third party makes a tender offer for and obtains control of Omnipoint.

INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS OF VOICESTREAM AND OMNIPOINT IN THE OMNIPOINT REORGANIZATION

     VoiceStream stockholders: In considering the recommendation of the VoiceStream board, you should be aware of the interests that executive officers and directors of VoiceStream have in the proposed transaction. See "The Omnipoint Reorganization -- Interests of Certain Persons in the Omnipoint Reorganization; VoiceStream Affiliated Persons." In determining the fairness of the proposed transaction to stockholders of VoiceStream, the VoiceStream board took into account these interests. These interests are different from and in addition to your and their interests as stockholders.

     Omnipoint stockholders: In considering the recommendation of the Omnipoint board, you should be aware of the interests that executive officers and directors of Omnipoint have in the proposed transaction. See "The Omnipoint Reorganization -- Interests of Certain Persons in the Omnipoint Reorganization; Omnipoint Affiliated Persons." In determining the fairness of the proposed transaction to stockholders of Omnipoint, the Omnipoint board took into account these interests. These interests are different from and in addition to your interests as stockholders, and may conflict with your interests as stockholders.

     The following is a summary of the interests of officers and directors of Omnipoint that may be different from your interests:

     - As a result of the Omnipoint reorganization, vesting will accelerate with respect to stock options held by Omnipoint's executive officers, which will result in an aggregate implied gain to these officers of approximately $59 million, based on the closing price of VoiceStream common stock on January 14, 2000.

     - If executive officers of Omnipoint are terminated or resign their positions following the Omnipoint reorganization, these officers may be entitled to severance payments of approximately $3.3 million in the aggregate (based on their current salary and bonus schedules).

     - Douglas G. Smith, Chairman, President and Chief Executive Officer of Omnipoint will become entitled to receive an incentive bonus of $900,000 as a result of the closing of the Omnipoint reorganization.

     - Loans currently aggregating approximately $2.8 million in principal and accrued interest owed to Omnipoint by George Schmitt and Kjell Andersson, both Executive Vice Presidents of Omnipoint, would be forgiven under the terms of their employment agreements following the Omnipoint reorganization if their employment were to be terminated without cause or if they resigned with good reason following the completion of the Omnipoint reorganization.

OPINIONS OF FINANCIAL ADVISORS IN THE OMNIPOINT REORGANIZATION

     In deciding to approve the Omnipoint reorganization agreement, the boards of VoiceStream and Omnipoint received opinions from their respective financial advisors as to the fairness of the Omnipoint reorganization consideration from a financial point of view.

     VoiceStream stockholders: VoiceStream received an opinion from its financial advisor, Goldman, Sachs & Co., based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, that as of the date of such opinion the merger consideration to be paid by VoiceStream for each share of Omnipoint pursuant to the Omnipoint reorganization agreement was fair from a financial point of view to VoiceStream. The full text of this opinion, dated June 23, 1999, is attached as Annex B to this joint proxy statement-prospectus and should be read carefully in its entirety.

     Omnipoint stockholders: Omnipoint received an opinion from its financial advisor, Lehman Brothers, that the consideration to be offered to the Omnipoint common stockholders in the Omnipoint reorganization is fair to such stockholders. The full text of this opinion, dated June 23, 1999, is attached as Annex C to this joint proxy statement-prospectus and should be read carefully in its entirety.

     The opinions of Goldman Sachs and Lehman Brothers are directed to the boards of VoiceStream and Omnipoint, respectively, and do not constitute a recommendation to any stockholder with respect to any matters related to the Omnipoint reorganization.

RECENT OMNIPOINT DEVELOPMENTS

     East/West Transaction: On October 22, 1999, Omnipoint entered into an agreement to acquire East/West Communications, Inc., a Delaware corporation. East/West holds five 10MHz PCS licenses for which it was the high bidder at an auction conducted by the FCC. The East/West PCS licenses cover two major United States markets: Los Angeles, California and Washington, D.C., as well as the Sarasota, Florida, Reno, Nevada, and Santa Barbara, California markets, representing a total population of approximately 22 million persons. None of the East/West licenses are in service.

     If the East/West merger is completed, the stockholders of East/West, other than Omnipoint which made a $3 million equity investment in East/West, will be entitled to receive the equivalent of 1,800,000 shares, subject to adjustment, of Omnipoint common stock, which includes shares payable in connection with fees related to the East/West transaction. Each of such shares, upon completion of the Omnipoint reorganization, will be exchangeable for 0.825 of a share of VoiceStream Holdings common stock, plus $8.00 in cash. Furthermore, in order to comply with FCC rules, the licenses of East/West will be transferred to a joint venture with Cook Inlet in which we will have a 49.9% minority interest.

     In order to accomplish the East/West transaction, VoiceStream Holdings has agreed to issue up to 1,485,000 shares, subject to adjustment, and pay cash in the amount of $8.00 per share in addition to the fixed number of shares and fixed amount of cash set forth in the Omnipoint reorganization agreement.

     Washington/Baltimore GSM Infrastructure Acquisition: On December 23, 1999, Omnipoint and VoiceStream entered into a joint venture agreement for the purposes of acquiring the GSM network infrastructure equipment in the Baltimore, MD and Washington, D.C. metropolitan area from Sprint PCS. In return for its share of the new joint venture, VoiceStream contributed to the venture approximately $150 million in cash, which was equivalent to the value of the assets being acquired, plus an additional approximately $2.5 million for operating expenses.

     The newly-formed joint venture entity is owned 25% by Omnipoint and 75% by VoiceStream, will be managed by VoiceStream and will operate the system under the VoiceStream name. Under the agreement with Sprint PCS, the newly-formed joint venture entity purchased on December 28, 1999 network infrastructure. In connection with the acquisition of the assets, the newly formed joint venture, three Omnipoint subsidiaries holding FCC licenses in the Baltimore-Washington area as well as Sprint PCS have entered into a Special Temporary Authority arrangement approved by the FCC in order to temporarily operate on a portion of the Sprint PCS A Block license during a transition period. The completion of this acquisition will enable a combined VoiceStream and Omnipoint to provide contiguous GSM coverage in the Northeast corridor from Maine to Virginia. In addition to the acquisition of the Sprint assets and spectrum arrangements, VoiceStream and Omnipoint plan to upgrade the existing facilities and market services to new customers.

                           THE AERIAL REORGANIZATION

     We have attached the Aerial reorganization agreement to this joint proxy statement-prospectus as Annex D. We encourage you to read the Aerial reorganization agreement as it is the principal legal document that governs the Aerial reorganization.

     The transactions contemplated by the Aerial reorganization agreement encompass several interconnected transactions:

     - the Aerial merger, whereby Aerial will become a subsidiary of VoiceStream Holdings;

     - the VoiceStream merger, whereby VoiceStream, if it has not previously done so, will become a subsidiary of VoiceStream Holdings;

     - the $420 million TDS debt replacement, whereby on November 1, 1999 TDS replaced debt owed by an Aerial subsidiary with an equity investment in Aerial; and

     - the $230 million Sonera investment in Aerial and an Aerial subsidiary, which occurred on November 1, 1999.

     The aggregate dollar value of cash and stock to be received by Aerial stockholders as a result of the Aerial reorganization cannot be accurately stated until the closing of the Aerial reorganization. Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, the total aggregate value would be $5.9 billion, assuming all Aerial stockholders select the Aerial stock election. The total aggregate value will rise or fall with increases and decreases in the value of VoiceStream common stock until the closing.

VOTE REQUIRED FOR THE AERIAL REORGANIZATION

     VoiceStream stockholders: Eligible holders of two-thirds of the outstanding shares of VoiceStream common stock must adopt, and approve the transactions contemplated by, the Aerial reorganization agreement. Directors and executive officers of VoiceStream, together with their affiliates, collectively hold rights to vote approximately 42% of the outstanding shares of VoiceStream. Approval of these transactions will constitute approval of the merger of a subsidiary of VoiceStream Holdings with and into VoiceStream. Stockholders collectively holding rights to vote approximately 40% of the outstanding shares of VoiceStream common stock have agreed to vote in favor of these transactions.

     Aerial stockholders: Eligible holders representing a majority of the voting power of the outstanding Aerial Common Shares and Aerial Series A Common Shares voting together as a single class must adopt, and approve the transactions contemplated by, the Aerial reorganization agreement. Directors and executive officers of Aerial, together with their affiliates, collectively hold 98% of the combined voting power of the outstanding shares of Aerial. TDS, which holds approximately 98% of such combined voting power, has agreed to vote "FOR" approval of the Aerial reorganization and the other transactions contemplated by the Aerial reorganization agreement. Accordingly, the Aerial proposal will be approved regardless of the vote of other Aerial stockholders.

CONDITIONS TO THE AERIAL REORGANIZATION

     The completion of the Aerial reorganization depends upon meeting conditions, including:

     - adoption of, and approval of the transactions contemplated by, the Aerial reorganization agreement by the stockholders of each of VoiceStream and Aerial;

     - absence of any new law or any injunction that effectively prohibits the Aerial reorganization;

     - receipt of all requisite orders and approvals of the FCC;

     - effectiveness of the registration statement registering the shares of VoiceStream Holdings' common stock to be issued pursuant to the Aerial reorganization agreement;

     - consummation or termination of the Omnipoint reorganization, provided that this condition will be deemed satisfied if the Omnipoint reorganization has not been consummated or terminated by June 30, 2000 or, under certain circumstances, March 31, 2000;

     - acquisition, repayment or amendment of Aerial debt;

     - receipt of legal opinions regarding federal income tax consequences of the Aerial reorganization; and

     - exercise of dissenters' rights with respect to no more than 7.5% of VoiceStream common stock.

TERMINATION FEE IN CONNECTION WITH THE AERIAL REORGANIZATION

     Aerial has agreed to pay VoiceStream and VoiceStream Holdings a cash amount equal to $40 million in the event that VoiceStream or VoiceStream Holdings terminates the Aerial reorganization agreement due to an uncured breach, following 30 days written notice thereof, by Aerial of any representation, warranty or covenant, except for those that would not be expected to have a material adverse effect on Aerial or the transactions contemplated by the Aerial reorganization agreement.

INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS OF VOICESTREAM AND AERIAL IN THE AERIAL REORGANIZATION

     VoiceStream stockholders: In considering the recommendation of the VoiceStream board, you should be aware of the interests that executive officers and directors of VoiceStream have in the proposed transaction. See "The Aerial Reorganization -- Interests of Certain Persons in the Aerial Reorganization; VoiceStream Affiliated Persons." In determining the fairness of the proposed transaction to stockholders of VoiceStream, the VoiceStream board took into account these interests. These interests are different from and in addition to your and their interests as stockholders.

     Aerial stockholders: In considering the recommendations of the Aerial board, you should be aware of the interests that executive officers and directors of Aerial have in the proposed transaction. See "The Aerial Reorganization -- Interests of Certain Persons in the Aerial Reorganization; Aerial Affiliated Persons." Due to these interests, the Aerial board appointed a transaction committee and a special committee to review the fairness of the proposed transaction. In determining the fairness of the transaction to stockholders of Aerial, the Aerial board, the transaction committee and the special committee took into account these interests. These interests are different from and in addition to your interests as stockholders and may conflict with your interests as stockholders.

     The following is a summary of the interests of officers and directors of Aerial that may be different from your interests:

     - Directors and officers of Aerial who are officers, directors or beneficial owners of shares of TDS may have an interest in the Aerial reorganization as a result of arrangements between TDS and Aerial, pursuant to which TDS has an implied gain of approximately $559 million as of January 14, 2000.

     - Directors and officers of Aerial who are officers of Sonera may have an interest in the Aerial reorganization as a result of the investments by Sonera in Aerial and an Aerial subsidiary and in VoiceStream Holdings, pursuant to which Sonera has an aggregate implied gain of approximately $795 million as of January 14, 2000.

     - Directors who are officers of Aerial may have an interest in the Aerial reorganization as a result of options with respect to shares of Aerial common stock, pursuant to which such directors and officers have an aggregate implied gain of approximately $22.3 million as of January 14, 2000.

     - Directors who are officers of Aerial may have an interest in the Aerial reorganization as a result of restricted stock units with respect to shares of Aerial common stock, pursuant to which such directors and officers have an aggregate implied gain of approximately $12.8 million as of January 14, 2000.

     - Directors who are officers of Aerial may have an interest in the Aerial reorganization as a result of severance payments to which they will become entitled as a result of the Aerial reorganization. The aggregate amount of such severance payments to officers is approximately $4.3 million.

OPINIONS OF FINANCIAL ADVISORS IN THE AERIAL REORGANIZATION

     In deciding to approve the Aerial reorganization agreement, the boards of VoiceStream and Aerial and the special committee of the Aerial board received opinions from their respective financial advisors as to the fairness of the Aerial reorganization consideration from a financial point of view.

     VoiceStream Stockholders: VoiceStream received an opinion from its financial advisor, Goldman Sachs, based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, that as of the date of such opinion the merger consideration to be paid by VoiceStream pursuant to the Aerial reorganization agreement was fair from a financial point of view to VoiceStream stockholders. The full text of this opinion, dated September 17, 1999, is attached as Annex E to this joint proxy statement-prospectus and should be read carefully in its entirety.

     Aerial Stockholders: The Aerial board of directors received the opinion of Aerial's financial advisor, Donaldson, Lufkin & Jenrette, dated September 17, 1999, that, as of such date, and based on and subject to the assumptions, limitations and qualifications as set forth in the opinion, the merger consideration, defined as the Aerial stock election and the Aerial cash election, to be received by the stockholders of Aerial other than VoiceStream, VoiceStream Holdings and Omnipoint and any of their respective affiliates, was fair to Aerial's stockholders from a financial point of view. The full text of this opinion is attached as Annex F to this joint proxy statement-prospectus and should be read carefully in its entirety.

     The special committee of the Aerial board of directors received an opinion from its financial advisor, Wasserstein Perella & Co., dated September 17, 1999 that, as of the date of such opinion, and based upon and subject to the assumptions and limitations set forth in the opinion, the merger consideration provided by the Aerial reorganization agreement is fair from a financial point of view to Aerial's public stockholders. The full text of this opinion is attached as Annex G to this joint proxy statement-prospectus and should be read carefully in its entirety.

     The opinions of Goldman Sachs, Donaldson, Lufkin & Jenrette, and Wasserstein Perella are directed to the VoiceStream board, the Aerial board and the special committee of the Aerial board, respectively, and do not constitute a recommendation to any stockholder with respect to any matters related to the Aerial reorganization.

                                THE INVESTMENTS

     In connection with the reorganizations, Hutchison Telecommunications and Hutchison PCS (USA), Sonera and TDS have agreed to make certain investments, as follows:

     Hutchison Investments. At the closing of the Omnipoint reorganization, $150 million of Omnipoint securities purchased previously by Hutchison PCS (USA) will be exchanged for shares of common stock of VoiceStream Holdings, and an additional $807 million will be invested by Hutchison PCS (USA) directly in VoiceStream Holdings for a combination of VoiceStream Holdings common stock and convertible preferred stock, at an equivalent price of $29.00 per common share, for a total investment of $957 million.

     Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such investment has an implied value of $3.7 billion, resulting in an implied unrealized gain to Hutchison PCS (USA) of $2.8 billion if the Omnipoint reorganization were to have been completed on that date. This unrealized gain is due to an increase in the market price of VoiceStream common stock since the time that the pricing of the transaction was negotiated.

     Sonera Investments. At the closing of the Omnipoint reorganization, Sonera will invest $500 million directly in VoiceStream Holdings by purchasing shares of common stock at $57.00 per share.

     Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such investment has an implied value of approximately $989 million, resulting in an unrealized gain to Sonera of approximately $489 million if the Omnipoint reorganization were to have been completed on that date. This unrealized gain is due primarily to an increase in the market price of VoiceStream common stock since the time that the pricing of such investments was negotiated.

     On November 1, 1999, Sonera invested $75 million in Aerial and $155 million in an Aerial subsidiary at an equivalent price of $22.00 per share of Aerial common stock. Subject to the satisfaction or waiver of all conditions to the Aerial reorganization agreement, the shares received by Sonera in the Aerial subsidiary will be exchanged for shares of Aerial common stock immediately prior to the closing of the Aerial reorganization, resulting in a total investment by Sonera of $230 million in Aerial.

     Based on the exchange ratio of 0.455 and the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such investment has an implied value of approximately $536 million, resulting in an unrealized gain to Sonera of approximately $306 million if the Aerial reorganization were to have been completed on that date. This unrealized gain is due primarily to an increase in the market price of VoiceStream common stock since the time that the pricing of such investments was negotiated.

     TDS Debt Replacement. On November 1, 1999, TDS replaced $420 million of Aerial subsidiary debt owed to TDS with equity of Aerial at $22.00 per share of Aerial common stock.

     Based on the exchange ratio of 0.455 and the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such shares of Aerial common stock have an implied value of approximately $979 million, resulting in an unrealized gain to TDS of approximately $559 million if the Aerial reorganization were to have been completed on that date. This unrealized gain is due primarily to an increase in the market price of VoiceStream common stock since the time that the pricing of such transaction was negotiated.

                        DISSENTERS' RIGHTS OF APPRAISAL

     VoiceStream stockholders: VoiceStream common stockholders who follow certain statutory procedures will have the right under Washington law to demand payment in cash for the fair value of their VoiceStream common stock instead of the shares of VoiceStream Holdings common stock they would otherwise receive as a result of the VoiceStream merger. The VoiceStream merger will occur at the time of the first to occur of the Omnipoint reorganization or the Aerial reorganization. Since it is uncertain which reorganization will occur first, you must vote against both reorganizations to ensure that you will be able to exercise your dissenters' rights of appraisal in connection with the VoiceStream merger. Annex I contains the text of the applicable sections of Washington law.

     Omnipoint stockholders: Omnipoint common stockholders who follow certain statutory procedures and do not vote in favor of the Omnipoint reorganization agreement have appraisal rights under Delaware law that may allow them to receive cash in the amount of the fair market value of their Omnipoint common stock instead of the consideration they would otherwise receive as a result of the Omnipoint reorganization. Annex J contains the text of the applicable sections of Delaware law.

     Aerial stockholders: Aerial common stockholders do not have appraisal rights under Delaware law in connection with the Aerial reorganization. Annex J contains the text of the applicable sections of Delaware law.

           SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA

     We are providing the following summary information to aid you in your analysis of the financial aspects of the reorganizations. We derived this information from the audited financial statements of VoiceStream, Omnipoint and Aerial as of and for each of the five years ended December 31, 1998, and the unaudited financial statements as of and for the nine months ended September 30, 1999. The information is only a summary and you should read it together with:

     - the unaudited pro forma condensed combined financial statements, and accompanying notes, of VoiceStream Holdings;

     - the historical audited and unaudited consolidated financial statements, and accompanying notes, of VoiceStream, Omnipoint and Aerial; and

     - "Management's Discussion and Analysis of Financial Condition and Results of Operations" for VoiceStream, Omnipoint and Aerial.

     All of the above information is included in or incorporated by reference into this joint proxy statement-prospectus. See "Where You Can Find More Information" for a list of the documents incorporated by reference. The unaudited pro forma combined data below is for illustrative purposes only. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that VoiceStream Holdings will experience after the reorganizations.

     The pro forma financial data and comparative per share data included in this section is based on the historical consolidated balance sheets and related historical consolidated statements of operations of VoiceStream, Omnipoint and Aerial giving effect to the reorganizations using the purchase method of accounting, and taking into account:

     - the newly formed joint ventures with Cook Inlet;

     - the $957 million Hutchison investments;

     - the assumed conversion and subsequent exchange of all outstanding shares of the Omnipoint 7% Convertible Preferred;

     - the $420 million TDS debt replacement;

     - the $230 million Sonera investment in Aerial and an Aerial subsidiary;

     - the $500 million Sonera investment in VoiceStream Holdings;

     - the East/West merger with Omnipoint; and

     - the issuance by VoiceStream and VoiceStream Holdings of $1.5 billion, net of discount, of 10 3/8% Senior Notes due 2009 and 11 7/8% Senior Discount Notes due 2009.

VOICESTREAM HOLDINGS UNAUDITED PRO FORMA FINANCIAL DATA

     The following unaudited pro forma condensed combined balance sheet data as of September 30, 1999, assumes that both the Omnipoint reorganization and the Aerial reorganization occurred on September 30, 1999 and the unaudited pro forma condensed combined statements of operations data assumes that both the Omnipoint reorganization and the Aerial reorganization occurred on January 1, 1998.

     For presentation of the pro forma financial aspects of each of these reorganizations, both individually and combined, see "Financial
Information -- Unaudited Pro Forma Condensed Combined Financial Statements."

                                                                 NINE MONTHS
                                                                    ENDED              YEAR ENDED
                                                              SEPTEMBER 30, 1999    DECEMBER 31, 1998
                                                              ------------------    -----------------
                                                                      (DOLLARS IN THOUSANDS)
PRO FORMA COMBINED STATEMENTS OF OPERATIONS DATA:
Revenues:
  Subscriber revenues.......................................     $   558,969           $   357,039
  Roamer revenues...........................................          27,393                16,236
  Equipment revenues........................................         104,764                96,445
  License fees and engineering services.....................           2,521                 4,784
                                                                 -----------           -----------
          Total revenues....................................         693,647               474,504
                                                                 -----------           -----------
Operating Expenses:
  Cost of service...........................................         197,885               212,566
  Cost of equipment sales...................................         230,598               254,866
  Cost of engineering services..............................           1,831                 4,168
  Research and development..................................           1,832                16,639
  General and administrative................................         298,975               332,427
  Sales and marketing.......................................         287,910               261,278
  Depreciation and amortization.............................         584,568               671,863
  Stock based compensation..................................          59,413
                                                                 -----------           -----------
          Total operating expenses..........................       1,663,012             1,753,807
                                                                 -----------           -----------
Operating loss..............................................        (969,365)           (1,279,303)
Other income (expense):
  Interest and financing expense, net.......................        (242,284)             (208,746)
  Equity in net loss of unconsolidated affiliates...........         (80,409)              (97,663)
  Gain on sale of subsidiary stock..........................          37,120
  Interest income and other, net............................          21,749                14,410
                                                                 -----------           -----------
          Total other income (expense)......................        (263,824)             (291,999)
                                                                 -----------           -----------
          Loss before income taxes..........................      (1,233,189)           (1,571,302)
Income tax benefit (expense)................................         112,654                (2,579)
                                                                 -----------           -----------
          Net loss..........................................     $(1,120,535)          $(1,573,881)
                                                                 ===========           ===========
PRO FORMA COMBINED BALANCE SHEET DATA:
Current assets..............................................     $ 2,231,565
Property and equipment, net.................................       2,239,923
Licensing costs and other intangible assets, net............       9,445,886
Other assets................................................         246,525
                                                                 -----------
          Total assets......................................     $14,163,899
                                                                 ===========
Current liabilities.........................................     $   649,322
Long-term debt..............................................       4,650,420
Deferred tax liability, net.................................          18,027
VoiceStream Holdings Junior Preferred.......................         633,000
Shareholders' equity........................................       8,213,130
                                                                 -----------
          Total liabilities and shareholders' equity........     $14,163,899
                                                                 ===========

SELECTED VOICESTREAM CONSOLIDATED FINANCIAL DATA

     The following table sets forth certain selected consolidated financial and operating data for VoiceStream as of and for each of the five years in the period ended December 31, 1998 and as of and for the nine months ended September 30, 1999. Financial data as of and for each of the five years in the period ended December 31, 1998, were derived from VoiceStream's audited consolidated financial statements and notes thereto. Financial data as of and for the nine months ended September 30, 1999, were derived from VoiceStream's unaudited consolidated financial statements and notes thereto. All the data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of VoiceStream" and VoiceStream's consolidated financial statements and notes thereto, incorporated herein by reference. See "Where You Can Find More Information."

                                               NINE MONTHS                           YEARS ENDED DECEMBER 31,
                                           ENDED SEPTEMBER 30,   ----------------------------------------------------------------
                                                  1999              1998          1997          1996          1995         1994
                                           -------------------   -----------   -----------   -----------   -----------   --------
                                               (UNAUDITED)                 (DOLLARS IN THOUSANDS)
CONSOLIDATED STATEMENTS OF OPERATIONS
  DATA:
Revenues:
  Subscriber revenues....................      $   245,209       $   123,966   $    52,360   $     7,794
  Roamer revenues........................            6,205             3,506           227
  Equipment revenues.....................           48,554            40,490        25,143         9,745
                                               -----------       -----------   -----------   -----------
      Total revenues.....................          299,968           167,962        77,730        17,539
                                               -----------       -----------   -----------   -----------
Operating expenses:
  Cost of service........................           62,375            50,978        43,183        12,470
  Cost of equipment sales................           93,904            77,071        53,469        20,789
  General and administrative.............           83,938            75,343        51,678        20,209   $     3,069
  Sales and marketing....................          134,689            85,447        59,466        31,505           339
  Depreciation and amortization..........           96,280            83,767        66,875        14,395           269
  Stock based compensation...............           53,935
                                               -----------       -----------   -----------   -----------   -----------
      Total operating expenses...........          525,121           372,606       274,671        99,368         3,677
                                               -----------       -----------   -----------   -----------   -----------
Operating loss...........................         (225,153)         (204,644)     (196,941)      (81,829)       (3,677)
Other income (expense):
  Interest and financing expense, net....          (58,800)          (34,118)      (57,558)       (3,607)          (40)
  Equity in net loss of unconsolidated
    affiliates...........................          (34,139)          (24,120)       (9,327)         (954)          (11)
  Interest income and other, net.........           15,055             8,616            11            40
                                               -----------       -----------   -----------   -----------   -----------
      Net loss...........................      $  (303,037)      $  (254,266)  $  (263,815)  $   (86,350)  $    (3,728)
                                               ===========       ===========   ===========   ===========   ===========
CONSOLIDATED BALANCE SHEET DATA:
Current assets...........................      $   158,695       $    59,398   $    49,945   $    59,515   $     1,684   $ 10,000
Property and equipment, net..............          770,170           619,280       420,638       318,473        37,914        220
Licensing cost and other intangible
  assets, net............................          321,412           312,040       315,653       227,997       145,728
Other assets.............................          218,978            60,938        36,055         8,142         8,484
                                               -----------       -----------   -----------   -----------   -----------   --------
      Total assets.......................      $ 1,469,255       $ 1,051,656   $   822,291   $   614,127   $   193,810   $ 10,220
                                               ===========       ===========   ===========   ===========   ===========   ========
Current liabilities......................      $   185,043       $   125,026   $   126,184   $   155,769   $    25,444   $ 10,158
Long-term debt...........................        1,165,000           540,000       300,000       143,000        13,000
Other long-term liabilities..............                                                        173,705         7,613
Shareholders' equity.....................          119,212           386,630       396,107       141,653       147,753         62
                                               -----------       -----------   -----------   -----------   -----------   --------
      Total liabilities and shareholders'
        equity...........................      $ 1,469,255       $ 1,051,656   $   822,291   $   614,127   $   193,810   $ 10,220
                                               ===========       ===========   ===========   ===========   ===========   ========
OTHER DATA:
Licensed population......................       62,593,000        62,593,000    62,808,000    19,488,000    14,853,000
Covered population(1)....................       19,754,000        16,121,000    12,529,000     6,133,000
Subscribers/Users:
  Subscribers............................          675,700           322,400       128,600        35,500
  Prepaid users..........................            9,300            10,400
Adjusted EBITDA(2).......................      $   (74,938)      $  (120,877)  $  (130,066)  $   (67,434)  $    (3,408)
CASH FLOWS PROVIDED BY (USED IN):
Operating activities.....................      $  (107,874)      $  (112,931)  $  (198,129)  $   (81,272)  $    (4,115)  $(10,220)
Investing activities.....................      $  (440,326)      $  (253,633)  $  (370,202)  $  (342,587)  $  (145,632)  $   (220)
Financing activities.....................      $   589,009       $   374,284   $   563,254   $   429,250   $   149,770   $ 10,000

-------------------------
(1) Represents population that is covered by our consolidated systems.

(2) Adjusted EBITDA represents operating loss before depreciation and amortization and non-cash stock based compensation. Management believes Adjusted EBITDA provides meaningful additional information on VoiceStream's operating results and on its ability to service its long-term debt and other fixed obligations and to fund VoiceStream's continuing growth. Adjusted EBITDA is considered by many financial analysts to be a meaningful indicator of an entity's ability to meet its future financial obligations, and growth in Adjusted EBITDA is considered to be an indicator of future profitability, especially in a capital-intensive industry such as wireless telecommunications. Adjusted EBITDA should not be construed as an alternative to operating income (loss) as determined in accordance with generally accepted accounting principles, referred to as GAAP, as an alternate to cash flows from operating activities, as determined in accordance with GAAP, or as a measure of liquidity. Because Adjusted EBITDA is not calculated in the same manner by all companies, VoiceStream's presentation may not be comparable to other similarly titled measures of other companies.

SELECTED OMNIPOINT CONSOLIDATED FINANCIAL DATA

    The following table sets forth certain selected consolidated financial and operating data for Omnipoint as of and for each of the five years ended December 31, 1998 and as of and for the nine months ended September 30, 1999. Financial data as of and for each of the five years ended December 31, 1998, were derived from Omnipoint's audited consolidated financial statements and notes thereto. Financial data as of and for the nine months ended September 30, 1999, were derived from Omnipoint's unaudited consolidated financial statements and notes thereto. Certain reclassifications have been made to Omnipoint's historical presentation to conform to VoiceStream's presentation. These reclassifications do not have a material impact on the results of Omnipoint's operations or financial position for the periods presented. All the data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Omnipoint" and Omnipoint's consolidated financial statements and notes thereto, incorporated herein by reference. See "Where You Can Find More Information".

                                            NINE MONTHS                            YEARS ENDED DECEMBER 31,
                                               ENDED          -------------------------------------------------------------------
                                         SEPTEMBER 30, 1999      1998          1997          1996          1995          1994
                                         ------------------   -----------   -----------   -----------   -----------   -----------
                                            (UNAUDITED)                   (DOLLARS IN THOUSANDS)
CONSOLIDATED STATEMENTS OF OPERATIONS
  DATA:
Revenues:
  Subscriber revenues..................     $    200,607      $   127,594   $    29,448   $       269
  Roamer revenues......................           19,135            9,999         1,318
  Equipment revenues...................           40,595           26,616        11,611           262
  License fees and engineering
    services...........................            2,521            4,784         9,573                               $     3,000
                                            ------------      -----------   -----------   -----------                 -----------
        Total revenues.................          262,858          168,993        51,950           531                       3,000
                                            ------------      -----------   -----------   -----------                 -----------
Operating expenses:
  Cost of service......................          103,881          120,634        45,367         3,230
  Cost of equipment sales..............          114,286          100,074        61,895
  Cost of engineering services.........            1,831            4,168         1,073
  Research and development.............            1,832           16,639        23,932        34,975   $    14,345         7,018
  General and administrative...........          120,656          128,031        38,246        24,407
  Sales and marketing..................          114,422          127,211        67,129        22,733        12,619         6,290
  Depreciation and amortization........          143,360          129,043        52,644        15,587        11,038         1,125
  Stock based compensation.............            5,478
                                            ------------      -----------   -----------   -----------   -----------   -----------
        Total operating expenses.......          605,746          625,800       290,286       100,932        38,002        14,433
                                            ------------      -----------   -----------   -----------   -----------   -----------
Operating loss.........................         (342,888)        (456,807)     (238,336)     (100,401)      (38,002)      (11,433)
Other income (expense):
  Interest and financing expense.......         (192,639)        (187,187)      (89,061)      (37,226)         (517)       (1,519)
  Equity in loss of unconsolidated
    affiliates.........................           (4,718)         (11,879)
  Interest income and other............            8,559            3,206        12,978        10,697           749           428
  Gain on sale of subsidiary stock.....           37,120                                                                    3,194
                                            ------------      -----------   -----------   -----------   -----------   -----------
        Loss before extraordinary
          item.........................         (494,566)        (652,667)     (314,419)     (126,930)      (37,770)       (9,330)
Extraordinary loss.....................                           (11,115)       (6,591)
                                            ------------      -----------   -----------   -----------   -----------   -----------
        Net loss.......................     $   (494,566)     $  (663,782)  $  (321,010)  $  (126,930)  $   (37,770)  $    (9,330)
                                            ============      ===========   ===========   ===========   ===========   ===========
CONSOLIDATED BALANCE SHEET DATA:
Current assets.........................     $    497,303      $   321,669   $   197,279   $   344,657   $    64,134   $     6,348
Property and equipment, net............        1,060,078        1,013,225       579,050       186,851        18,957         3,015
Licensing cost and other intangible
  assets, net..........................          726,405          711,823       995,187       751,965       391,020       347,090
Other assets...........................           27,491           13,402         6,937       135,999           879         4,492
                                            ------------      -----------   -----------   -----------   -----------   -----------
        Total assets...................     $  2,311,277      $ 2,060,119   $ 1,778,453   $ 1,419,472   $   474,990   $   360,945
                                            ============      ===========   ===========   ===========   ===========   ===========
Current liabilities....................     $    417,584      $   362,969   $   289,444   $    98,342   $    65,544   $     3,253
Long-term debt.........................        2,716,249        2,283,170     1,670,915     1,187,356       395,867       349,206
Manditorily Redeemable Preferred
  stock................................                                                                      44,127        15,902
Shareholders' equity (deficit).........         (822,556)        (586,020)     (181,906)      133,774       (30,548)       (7,416)
                                            ------------      -----------   -----------   -----------   -----------   -----------
        Total liabilities and
          shareholders' equity
          (deficit)....................     $  2,311,277      $ 2,060,119   $ 1,778,453   $ 1,419,472   $   474,990   $   360,945
                                            ============      ===========   ===========   ===========   ===========   ===========
OTHER DATA:
Licensed population....................      100,000,000       95,000,000    96,500,000    40,200,000    26,800,000    26,800,000
Covered population(1)..................       46,700,000       45,600,000    16,000,000
Subscribers............................          698,000          370,000       139,800
Adjusted EBITDA(2).....................     $   (194,050)     $  (327,764)  $  (185,692)  $   (84,814)  $   (26,964)  $   (10,308)
CASH FLOWS PROVIDED BY (USED IN):
Operating activities...................     $   (404,373)     $  (422,665)  $  (217,666)  $   (64,508)  $   (19,747)  $    (7,895)
Investing activities...................     $   (185,710)     $  (563,411)  $  (441,503)  $  (290,490)  $   (43,991)  $       720
Financing activities...................     $    646,653      $ 1,117,227   $   507,721   $   512,243   $   115,979   $      (126)

-------------------------
(1) Represents population that is covered by our consolidated, directly managed systems.

(2) Adjusted EBITDA represents operating loss before depreciation and amortization and non-cash stock based compensation. Management believes Adjusted EBITDA provides meaningful additional information on Omnipoint's operating results and on its ability to service its long-term debt and other fixed obligations and to fund Omnipoint's continuing growth. Adjusted EBITDA is considered by many financial analysts to be a meaningful indicator of an entity's ability to meet its future financial obligations, and growth in Adjusted EBITDA is considered to be an indicator of future profitability, especially in a capital-intensive industry such as wireless telecommunications. Adjusted EBITDA should not be construed as an alternative to operating income (loss) as determined in accordance with GAAP, as an alternate to cash flows from operating activities, as determined in accordance with GAAP, or as a measure of liquidity. Because Adjusted EBITDA is not calculated in the same manner by all companies, Omnipoint's presentation may not be comparable to other similarly titled measures of other companies.

SELECTED AERIAL CONSOLIDATED FINANCIAL DATA

    The following table sets forth certain selected consolidated financial and operating data for Aerial as of and for each of the five years in the period ended December 31, 1998 and as of and for the nine months ended September 30, 1999. Financial data as of and for each of the five years in the period ended December 31, 1998, were derived from Aerial's audited consolidated financial statements and notes thereto. Financial data as of and for the nine months ended September 30, 1999, were derived from Aerial's unaudited consolidated financial statements and notes thereto. Certain reclassifications have been made to Aerial's historical presentation to conform to VoiceStream's presentation. These reclassifications do not have a material impact on the results of Aerial's operations or financial position for the periods presented. All the data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Aerial" and Aerial's consolidated financial statements and notes thereto, incorporated herein by reference. See "Where You Can Find More Information".

                                               NINE MONTHS                           YEARS ENDED DECEMBER 31,
                                                  ENDED          ----------------------------------------------------------------
                                            SEPTEMBER 30, 1999      1998          1997          1996          1995         1994
                                            ------------------   -----------   -----------   -----------   -----------   --------
                                               (UNAUDITED)                 (DOLLARS IN THOUSANDS)
CONSOLIDATED STATEMENTS OF OPERATIONS
 DATA:
Revenues:
 Subscriber revenues......................     $   139,974       $   121,160   $    32,316
 Roamer revenues..........................           4,128             3,231
 Equipment revenues.......................          21,134            31,514        23,645
                                               -----------       -----------   -----------
       Total revenues.....................         165,236           155,905        55,961
                                               -----------       -----------   -----------
Operating expenses:
 Cost of service..........................          50,303            57,396        23,210
 Cost of equipment sales..................          39,671            87,715        71,454
 General and administrative...............          99,654           139,458        95,058   $    28,843   $     4,795   $    858
 Sales and marketing......................          54,742            67,920        38,077
 Depreciation and amortization............          66,681            83,401        40,554
 Development costs........................                                           5,773        15,107         2,767      1,119
                                               -----------       -----------   -----------   -----------   -----------   --------
       Total operating expenses...........         311,051           435,890       274,126        43,950         7,562      1,977
                                               -----------       -----------   -----------   -----------   -----------   --------
Operating loss............................        (145,815)         (279,985)     (218,165)      (43,950)       (7,562)    (1,977)
Other income (expense):
 Interest and financing
   expense -- affiliate...................         (52,261)          (62,137)      (21,558)       (1,960)       (1,051)       (50)
 Interest and financing
   expense -- other.......................         (16,040)          (18,010)       (5,507)         (802)
 Equity in loss of unconsolidated
   affiliates.............................            (100)             (128)       (2,518)         (304)
 Minority share of loss...................           5,381            23,620
 Interest income and other -- affiliate...                                              95         4,488            49          2
 Interest income and other
   (expense) -- other.....................          (2,625)            1,324         2,402         1,158
 Gain on sale of PCS licenses.............                                                         2,582
                                               -----------       -----------   -----------   -----------   -----------   --------
       Loss before income taxes...........        (211,460)         (335,316)     (245,251)      (38,788)       (8,564)    (2,025)
Income tax benefit (expense)..............         112,654            (2,579)       (1,806)          867         2,096        742
                                               -----------       -----------   -----------   -----------   -----------   --------
       Net loss...........................     $   (98,806)      $  (337,895)  $  (247,057)  $   (37,921)  $    (6,468)  $ (1,283)
                                               ===========       ===========   ===========   ===========   ===========   ========
CONSOLIDATED BALANCE SHEET DATA:
Current assets............................     $    51,815       $    48,724   $    58,009   $   109,131   $    42,323   $    254
Property and equipment, net...............         574,382           576,953       553,174       252,423        12,087
Licensing costs and other intangible
 assets, net..............................         324,807           333,816       347,973       304,354       305,818     20,401
Other assets..............................           2,732             1,854         1,492         6,919           216        665
                                               -----------       -----------   -----------   -----------   -----------   --------
       Total assets.......................     $   953,736       $   961,347   $   960,648   $   672,827   $   360,444   $ 21,320
                                               ===========       ===========   ===========   ===========   ===========   ========
Current liabilities.......................     $   149,157       $    86,124   $   109,769   $   119,326   $     9,182   $    105
Long-term debt............................         857,362           827,953       644,673       103,743        60,238     22,659
Deferred tax liability, net...............          18,027            16,357        13,779        11,973         9,742
Minority interest.........................                             5,835
Shareholders' (deficit) equity............         (70,810)           25,078       192,427       437,785       281,282     (1,444)
                                               -----------       -----------   -----------   -----------   -----------   --------
       Total liabilities and shareholders'
         equity...........................     $   953,736       $   961,347   $   960,648   $   672,827   $   360,444   $ 21,320
                                               ===========       ===========   ===========   ===========   ===========   ========
OTHER DATA:
Licensed population.......................      27,500,000        27,700,000    27,600,000    27,600,000    27,300,000
Covered population(1).....................      22,232,000        22,196,000    21,367,000
Subscribers...............................         363,100           311,900       125,000
EBITDA(2).................................     $   (79,134)      $  (196,584)  $  (177,611)  $   (42,016)  $    (7,515)  $ (1,977)
CASH FLOWS PROVIDED BY (USED IN):
Operating activities......................     $   (33,379)      $  (228,801)  $  (206,863)  $   (17,781)  $       126   $ (1,564)
Investing activities......................     $   (64,665)      $   368,134   $   568,333   $   230,029   $   297,397   $ 22,009
Financing activities......................     $   100,660       $  (139,402)  $  (391,642)  $  (177,225)  $  (297,812)  $(20,439)

-------------------------
(1) Represents population that is covered by our consolidated systems.
(2) EBITDA represents operating loss before depreciation and amortization. While Aerial was a development stage enterprise, amounts related to depreciation during 1996 and 1995 were included in general and administrative expense. Management believes EBITDA provides meaningful additional information on Aerial's operating results and on its ability to service its long-term debt and other fixed obligations and to fund Aerial's continuing growth. EBITDA is considered by many financial analysts to be a meaningful indicator of an entity's ability to meet its future financial obligations, and growth in EBITDA is considered to be an indicator of future profitability, especially in a capital-intensive industry such as wireless telecommunications. EBITDA should not be construed as an alternative to operating income (loss) as determined in accordance with GAAP, as an alternate to cash flows from operating activities, as determined in accordance with GAAP, or as a measure of liquidity. Because EBITDA is not calculated in the same manner by all companies. Aerial's presentation may not be comparable to other similarly titled measures of other companies.

COMPARATIVE PER SHARE DATA

     Set forth below are the net loss and book value per common share data presented separately for VoiceStream, Omnipoint and Aerial on a historic basis and for VoiceStream Holdings on a pro forma combined basis per equivalent common share. We have provided this information only for the nine months ended September 30, 1999, as VoiceStream became a publicly traded entity in May 1999 and, therefore, comparative information prior to that date would not be meaningful to you. Historical per share loss for Omnipoint and Aerial for the periods prior to this date can be found in their annual reports to stockholders. See "Where You Can Find More Information."

     The exchange ratios assumed for the reorganizations are one share of VoiceStream Holdings common stock for each share of VoiceStream common stock;
0.825 of a share of VoiceStream Holdings common stock for each share of Omnipoint common stock; and 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock. The following information should be read in conjunction with the combined pro forma financial statements and notes thereto -- see "Financial Information."

            NET LOSS AND BOOK VALUE DATA
                                                          NINE MONTHS
                                                             ENDED
                                                       SEPTEMBER 30, 1999
                                                       ------------------
                                                          (UNAUDITED)
VoiceStream historic per common share data:
Net loss, basic and diluted..........................       $ (3.17)
  Book value.........................................       $  1.24
Omnipoint historic per common share data:
  Net loss, basic and diluted........................       $ (9.57)
  Book value.........................................       $(15.30)
Aerial historic per common share data:
  Net loss, basic and diluted........................       $ (1.37)
  Book value.........................................       $ (0.98)
VoiceStream, Omnipoint and Aerial unaudited pro forma
  combined per equivalent common share data:
  Pro forma net loss, basic and diluted..............       $ (5.56)
  Book value.........................................       $ 39.75
VoiceStream and Omnipoint unaudited pro forma
  combined per equivalent common share data:
  Pro forma net loss, basic and diluted..............       $ (6.07)
  Book value.........................................       $ 23.04
VoiceStream and Aerial unaudited pro forma combined
  per equivalent common share data:
  Pro forma net loss, basic and diluted..............       $ (3.53)
  Book value.........................................       $ 34.02

                                  RISK FACTORS

     You should carefully consider the risk factors described below before voting your stock. VoiceStream Holdings will face all of these risks whether either or both of the reorganizations are completed.

WE FACE INTENSE COMPETITION FROM OTHER WIRELESS SERVICE PROVIDERS, WHICH COULD ADVERSELY AFFECT OUR ABILITY TO GROW OUR SUBSCRIBER BASE AND REVENUES

     VoiceStream, Omnipoint and Aerial compete with providers of PCS, cellular and other wireless communications services. Under the current rules of the FCC, up to seven PCS licensees and two cellular licensees may operate in each geographic area. Proposed or future rules may increase the number of licenses available. With so many companies targeting many of the same customers, competition is intense. VoiceStream, Omnipoint and Aerial compete against AT&T Wireless Services, Inc., Bell Atlantic Mobile Systems, Nextel Communications, Inc., SBC Communications, Sprint Corp. (PCS Group), US West Wireless LLC and Vodafone AirTouch Cellular Communications, Inc., among others. Many of these competitors have substantially greater financial resources than VoiceStream, Omnipoint or Aerial, and several operate in multiple segments of the industry. AT&T Wireless, Nextel and Sprint PCS operate substantially nationwide networks and Bell Atlantic Mobile Systems and Vodafone AirTouch, among others, through joint ventures and affiliation arrangements, operate or plan to operate substantially nationwide wireless systems throughout the continental United States. As a result of such competition, we cannot assure you that after either or both of the reorganizations, VoiceStream Holdings will be able to successfully attract and retain customers and grow its subscriber base and revenues.

VOICESTREAM, OMNIPOINT AND AERIAL EACH HAS A LIMITED OPERATING HISTORY WITH SUBSTANTIAL OPERATING LOSSES AND NEGATIVE CASH FLOW AND VOICESTREAM HOLDINGS MAY NOT BECOME PROFITABLE

     VoiceStream sustained operating losses of approximately $225.2 million for the nine months ended September 30, 1999, and $204.6 million in fiscal 1998, $196.9 million in fiscal 1997 and $81.8 million in fiscal 1996. At September 30, 1999, VoiceStream had an accumulated deficit of $911.2 million and equity, net of accumulated deficit, of $119.2 million. Omnipoint sustained operating losses of approximately $342.9 million for the nine months ended September 30, 1999, and $456.8 million in fiscal 1998, $238.3 million in fiscal 1997 and $100.4 million in fiscal 1996. At September 30, 1999, Omnipoint had an accumulated deficit of $1.7 billion and negative equity, net of accumulated deficit, of $822.6 million. Aerial sustained operating losses of approximately $145.8 million for the nine months ended September 30, 1999, and $280 million in fiscal 1998, $218.2 million in fiscal 1997 and $44 million in fiscal 1996. At September 30, 1999, Aerial had an accumulated deficit of $729.6 million and negative equity, net of accumulated deficit, of $70.8 million.

     We expect to incur significant operating losses and to generate negative cash flow from operating activities during the next several years while we continue to develop and construct our systems and grow our subscriber base. We cannot assure you that after either or both of the reorganizations we will achieve or sustain profitability or positive cash flow from operating activities in the future or that we will generate sufficient cash flow to service current or future debt requirements.

OUR SUBSTANTIAL DEBT WILL LIMIT OUR ABILITY TO BORROW ADDITIONAL FUNDS TO FINANCE OUR GROWTH, CREATE FINANCIAL AND OPERATING RISKS, AND WILL MAKE US VULNERABLE TO INCREASES IN INTEREST RATES

     After either or both of the reorganizations, we will be highly leveraged and subject to strict financial limitations because VoiceStream, Omnipoint and Aerial have incurred a significant amount of debt in building their systems and subscriber bases. We anticipate total debt of approximately

$4.8 billion. Our level of debt, and the incurrence of additional debt in the future, could have important consequences to you. For example, it could:

     - make it more difficult for us to satisfy our obligations with respect to our existing indebtedness;

     - require us to dedicate a substantial portion of our cash flow from operations to paying principal and interest on our debt, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, acquisitions of additional systems and other general corporate requirements;

     - limit our flexibility in reacting to changes in our business and the wireless industry generally;

     - limit our ability to borrow additional funds due to applicable financial and restrictive covenants in such indebtedness; and

     - make us more vulnerable to increases in prevailing interest rates because certain of our borrowings are and will continue to be at variable rates of interest.

WE WILL HAVE TO REPAY OMNIPOINT DEBT IF WE ARE UNABLE TO REFINANCE ON COMMERCIALLY REASONABLE TERMS OMNIPOINT DEBT THAT WILL MATURE OR THAT MAY HAVE TO BE REPURCHASED AS A RESULT OF THE OMNIPOINT REORGANIZATION

     After the Omnipoint reorganization is completed, the holders of a substantial amount of Omnipoint's debt will have the right either to cause such debt to become due and payable prior to its stated maturity or to require Omnipoint to repurchase its debt. If we are unable to refinance such debt on commercially reasonable terms or to cause the lenders to waive their rights to accelerate repayment of this debt prior to the completion of the Omnipoint reorganization, we will have to fully repay or repurchase such debt using funds that we expected to use in the build out of our systems, reducing our ability to generate operating revenues.

IF WE CANNOT RAISE SUFFICIENT FUNDS TO MEET OUR SIGNIFICANT FUTURE CAPITAL REQUIREMENTS, WE WILL NOT BE ABLE TO COMPETE EFFECTIVELY IN THE WIRELESS COMMUNICATIONS INDUSTRY

     After either or both of the reorganizations, our systems and the systems of joint ventures in which we are, or will be, an investor will not be completely built out and will not have nationwide coverage. The build-out of these systems and the development of new systems will require significant capital expenditures. We plan to meet our additional capital needs for the build-out of our systems with the proceeds from credit facilities and other borrowings, the proceeds from sales of additional debt securities, the sale or issuance of equity securities, financing arrangements with vendors and through joint ventures. We cannot guarantee that we will be able to raise sufficient additional capital on commercially reasonable terms or at all. If we do not raise sufficient funds, we may delay or abandon some or all of our planned build-out or expenditures, which could materially limit our ability to compete in the wireless communications industry.

THERE IS A RISK THAT OUR EXPANSION WILL BE CONSTRAINED BECAUSE OUR ABILITY TO EXPAND AND PROVIDE SERVICE NATIONALLY IS LIMITED BY OUR ABILITY TO OBTAIN FCC LICENSES

     VoiceStream, Omnipoint and Aerial each obtained licenses for markets in the FCC auctions or from the winning bidders or their successors, but even combined the three companies do not have licenses covering the entire United States. Our ability to expand is limited to those markets where we have obtained or can obtain licenses with sufficient spectrum to provide PCS service, or where we can economically become resellers of service. Because there are a limited number of licenses available, and because resale agreements require mutual consent of the incumbent PCS license holders, there is a risk that we may not be able to obtain the licenses we need for expansion.

WE ARE AT RISK OF LOSING COVERAGE IN CERTAIN VOICESTREAM MARKETS BECAUSE WE HAVE ENTERED INTO JOINT VENTURES THAT WE DO NOT CONTROL IN AN ATTEMPT TO EXPAND INTO THOSE MARKETS

     When implementing the PCS licensing scheme in the United States, the FCC adopted rules that granted a narrow category of entities the right to bid for and own C and F Block licenses. VoiceStream did not qualify to obtain C and F Block licenses. In order to continue expansion of the VoiceStream system, VoiceStream obtained 49.9% minority ownership interests in two joint ventures controlled by Cook Inlet Region, Inc., each of which qualified to bid for and obtain licenses that VoiceStream could not directly obtain. In all markets where the joint ventures operate we are at risk because Cook Inlet is in control and can choose to operate independently of VoiceStream. If the joint venture entities determine to operate independently our ability to compete on a national scale may be adversely affected.

WE ARE AT RISK OF LOSING COVERAGE IN CERTAIN OMNIPOINT MARKETS, AND WE WILL LOSE THE ABILITY TO CONSOLIDATE MARKET REVENUES AND EXPENSES, BECAUSE TO COMPLY WITH FCC RULES OMNIPOINT MUST TRANSFER C AND F BLOCK LICENSES TO JOINT VENTURES THAT WE DO NOT CONTROL

     Although Omnipoint qualified to hold and operate under C and F Block PCS licenses, VoiceStream Holdings does not qualify and therefore on completion of the Omnipoint reorganization cannot own or operate under C or F Block PCS licenses. As a result, immediately prior to the Omnipoint reorganization, the C and F Block PCS licenses of Omnipoint and existing rights of Omnipoint to obtain C and F Block PCS licenses are being transferred to two new joint venture entities controlled by Cook Inlet Region, Inc. VoiceStream Holdings will have a 49.9% minority interest in each of such entities. Philadelphia is among the Omnipoint markets that will be transferred to one of the Cook Inlet controlled entities and will be operated by the joint venture using the VoiceStream brand name.

     In all markets where the joint ventures operate we will be at risk because Cook Inlet is in control and can choose to operate independently. If the joint venture entities determine to operate independently our ability to compete on a national scale may be adversely affected. Also, in each such market we will reflect VoiceStream's net share of the revenues and expenses using the equity method of accounting on a single line item in VoiceStream's consolidated statement of operations.

OUR CURRENT AND FUTURE INVESTMENT IN EACH CURRENT JOINT VENTURE IS AT RISK BECAUSE WE HAVE LIMITED INVESTOR PROTECTIONS, AND WE MAY BE REQUIRED TO RELY ON ADDITIONAL JOINT VENTURES FOR FURTHER EXPANSION

     We will not have control and will maintain limited investor protection rights after the Omnipoint reorganization in the four joint venture entities controlled by Cook Inlet Region, Inc. We will have substantial financial commitments and must rely on corresponding financial commitments to the joint venture entities from Cook Inlet in the markets served by these joint venture entities. Also, many of the systems owned by these joint venture entities have not been built out and the joint ventures will have substantial capital needs in connection with such build-outs. We cannot guarantee that these joint venture entities will be able to raise sufficient capital, whether through bank borrowings or otherwise, to complete the build-out of their systems.

     Similarly, due to the licensing restrictions discussed above, and because of the scarcity of available PCS licenses covering United States urban markets, we may be required to rely on similar joint ventures that we do not control for expansion into new markets. We cannot assure you that we will be able to find acceptable joint venture partners. In the event that we do find acceptable joint venture partners, due to our lack of control over these joint ventures, we cannot assure you that they will operate in a manner that increases the value of our business.

WE WILL BE SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, ANY CHANGE IN WHICH COULD AFFECT OUR BUILD-OUT PLAN OR FINANCIAL PERFORMANCE

     The licensing, construction, operation, sale and interconnection arrangements of wireless telecommunications systems are regulated to varying degrees by the FCC and, depending on the jurisdiction, also may be regulated by state and local governmental bodies. There can be no assurance that either the FCC or such state and local agencies will not adopt regulations or take other actions that would adversely affect our business. We cannot assure you that VoiceStream, Omnipoint and Aerial will be able to obtain and retain all necessary governmental authorizations and permits. Failure to do so could negatively affect our existing operations and delay or prevent proposed operations.

THE FCC AND OTHER REGULATORY AGENCIES MUST APPROVE THE REORGANIZATIONS AND COULD DELAY OR REFUSE TO APPROVE THE REORGANIZATIONS OR IMPOSE CONDITIONS THAT COULD ADVERSELY AFFECT OUR BUSINESS OR FINANCIAL CONDITION

     The Communications Act and FCC rules require the FCC's prior approval of the transfer of control of Omnipoint's, VoiceStream's and Aerial's PCS licenses to VoiceStream Holdings, as well as the assignment of Omnipoint's C and F Block PCS licenses to the two new Cook Inlet entities. Completion of each of the reorganizations is conditioned, among other factors, upon grants of the requisite FCC consents becoming final. A "final" FCC order is one that has not been stayed and is no longer subject to review by the FCC or the courts because the statutory period for seeking such review has expired without any request for review or stay pending. Following the FCC's grants of consents to the reorganizations, we cannot assure you that there will not be any post-grant challenges by private parties or actions by the FCC or the courts that would delay or prevent finality. Though the boards of directors of the parties to each reorganization, in the exercise of their business judgment, without seeking stockholder approval, may waive finality as a condition of closing, we cannot assure you that they will do so.

     We cannot assure you that the FCC will grant the applications, that the FCC will grant the applications without conditions, or that there will be no delay caused by the filing of a challenge to the transfer and assignment applications. Conditions imposed on any licenses granted or delays in granting of the licenses could impair the value of the licenses and reduce the value of our stock, and could lead to our inability to obtain financing necessary for our growth. If we are denied a license in a market we will not be able to operate in that market unless we maintain another license or acquire a new license for that market.

THERE IS A RISK THAT WE COULD LOSE THE NEW YORK MTA LICENSE OR OTHER LICENSES AS A RESULT OF COURT OR REGULATORY PROCEEDINGS

     Omnipoint holds two licenses to operate in New York, an A Block license covering the New York Major Trading Area, or MTA, and a D Block license covering the New York Basic Trading Area, or BTA. Omnipoint's New York MTA A Block license was issued pursuant to the FCC's pioneer preference program which extended preferential licensing treatment to three parties that helped foster the development of PCS, and as a consequence contains a condition that requires Omnipoint to construct a PCS system that "substantially uses" the design and technology upon which the pioneer preference license was based. The FCC has never specifically defined the phrase "substantial use." Omnipoint believes, on the basis of prior FCC pronouncements, that its build-out plan in connection with the New York MTA has satisfied the "substantial use" condition and has so notified the FCC. None of our other licenses contains a similar condition. If we lose the New York MTA A Block 30MHz license, we would only hold the New York BTA D Block 10MHz license and would be required to make significant capital expenditures to be able to continue to operate in the New York City BTA, our largest market, and we would cease to have licenses in certain BTAs in the

New York MTA. In such event, our ability to compete in the New York market would be adversely affected.

THERE IS A RISK THAT THE JOINT VENTURE ENTITIES IN WHICH WE HOLD INTERESTS COULD LOSE LICENSES AS A RESULT OF COURT PROCEEDINGS

     All C Block licenses held by Cook Inlet entities could be affected by U.S. Airwaves, Inc. v FCC, which is pending in the U.S. Court of Appeals for the D.C. Circuit. U.S. Airwaves is seeking judicial review of two orders in the FCC's rulemaking proceeding on payment financing for PCS licenses. Since these orders enabled initial C Block licensees to return licenses or modify the conditions of payment, there is a remote threat that if the orders are reversed, affected licenses could be returned to the Commission for reauction.

     Additionally, 14 C Block licenses won by Cook Inlet/VoiceStream PCS LLC and 11 C Block licenses won by Omnipoint were issued subject to the outcome of the bankruptcy proceeding of the original licensee, a subsidiary of Pocket Communications Inc., which was conditionally granted 43 C Block licenses in 1996. Pursuant to an FCC order, the bankruptcy debtors elected to relinquish certain licenses, which subsequently were reauctioned, and the bankruptcy court issued an order making the election effective. A secured creditor of the debtors appealed and, as a result, the bankruptcy court stayed its order. Because the appeal is still pending there is uncertainty as to the referenced C Block licenses of the Cook Inlet entities. The district court could order the return of these licenses to the jurisdiction of the bankruptcy court. In the event that these licenses are so returned, it is unlikely that the Cook Inlet entities will be able to recoup any or all of the costs incurred by them in connection with the construction and development of systems related to such licenses.

     Loss of any license by any Cook Inlet entity will reduce or eliminate our ability to own interests in markets where the licenses are lost, thereby reducing our ability to compete with other national competitors.

THERE IS A RISK THAT WE WILL LOSE LICENSES IF THEY ARE NOT RENEWED BY THE FCC

     FCC licenses to provide PCS services are subject to renewal requirements and to revocation at any time for cause. Omnipoint's New York MTA A Block license will expire in December 2004 and its other licenses will expire beginning in 2006. VoiceStream's and Aerial's licenses will expire beginning in 2005. East/West's licenses will expire in 2007. We cannot assure you that the FCC will renew the licenses of VoiceStream, Omnipoint and Aerial. If we lose a license for a market we will not be able to operate in that market unless we maintain another license or acquire a new license for that market.

THERE IS A RISK THAT AS A RESULT OF THE REORGANIZATIONS, VOICESTREAM MAY HAVE TO MAKE SUBSTANTIAL TAX INDEMNITY PAYMENTS TO WESTERN WIRELESS

     In a spin-off transaction effected on May 3, 1999, Western Wireless distributed its entire 80.1% interest in VoiceStream's common stock to its stockholders. Western Wireless will recognize gain as a result of the spin-off if the spin-off is considered to be part of a "prohibited plan," which is a plan or series of related transactions pursuant to which one or more persons acquire, directly or indirectly, 50% or more of VoiceStream's common stock. This is a risk because VoiceStream has agreed to indemnify Western Wireless on an after-tax basis for any taxes, penalties, and interest and various other expenses incurred by Western Wireless if it is required to recognize such gain.

     Under the Internal Revenue Code, the reorganizations and the related transactions, combined with Hutchison's acquisition of its existing VoiceStream stock within two years prior to the spin-off, will give rise to a rebuttable presumption that the spin-off was effected pursuant to a prohibited plan and, thus, that Western Wireless recognized gain as a result of the spin-off. The precise standard that must be met by VoiceStream to rebut the presumption is not presently clear. Thus, counsel is unable to opine on the issue and there is a risk that VoiceStream will be unable to rebut the presumption.

     In addition, no matter what the standard is for rebutting the presumption, there is a risk that the IRS would not agree that any facts that would be presented by VoiceStream would establish that the spin-off was not effected pursuant to a prohibited plan, and there is a risk that a court would concur with such an IRS position. As a result, Western Wireless would be required to recognize gain upon the spin-off and VoiceStream would be required to indemnify Western Wireless on an after-tax basis for its resulting taxes, penalties, if any, and interest, and various other expenses. VoiceStream estimates that the range of its indemnity exposure, not including penalties and interest, is from zero to $400 million. Thus, if VoiceStream is required to make an indemnity payment to Western Wireless, it could have a material adverse effect on VoiceStream Holdings.

CONCERNS OVER RADIO FREQUENCY EMISSIONS OR OTHER HEALTH AND SAFETY RISKS MAY DISCOURAGE USE OF WIRELESS SERVICES AND ADVERSELY EFFECT OUR BUSINESS

     Media reports have suggested that some radio frequency emissions from wireless handsets may raise various health concerns, including cancer, and may interfere with various electronic medical devices, including hearing aids and pacemakers. Concerns over radio frequency emissions may discourage the use of wireless handsets, which would adversely affect our business.

     Negative findings of studies concerning health and safety risks of wireless handsets could have an adverse effect on the wireless industry, our business, or the use of GSM technology. Such findings could lead to governmental regulations that may have an adverse effect on our business. Several states have proposed or enacted legislation which would limit or prohibit the use and/or possession of a mobile telephone while driving an automobile. If states adopt and strictly enforce such legislation, it may have an adverse effect on our business.

OUR OPERATIONS MAY BE HARMED IF VOICESTREAM, OMNIPOINT, AERIAL OR THEIR VENDORS' COMPUTER PROGRAMS DO NOT FUNCTION PROPERLY DURING AND AFTER THE YEAR 2000

     VoiceStream, Omnipoint and Aerial are in the process of modifying portions of their software so that it will function properly during and after the year 2000. Any computer programs of VoiceStream, Omnipoint, Aerial or their vendors that have date-sensitive software or embedded technology may recognize a date containing "00" as the year 1900 rather than the year 2000. VoiceStream, Omnipoint and Aerial currently are remediating their critical systems to address the year 2000 issue. Critical systems are those whose failure poses a risk of disruption to the ability to provide wireless services, collect revenues, meet safety standards, or comply with legal requirements. We expect that VoiceStream, Omnipoint and Aerial will incur ongoing internal staff costs as well as consulting and other expenses related to infrastructure and facilities enhancements necessary to prepare their systems for the year 2000. We cannot assure you that the remediation of these critical systems has been completed.

     VoiceStream, Omnipoint and Aerial purchase much of their technology, including technology associated with their critical systems, from third parties. VoiceStream, Omnipoint and Aerial are dependent on those third parties to assess the impact of the year 2000 issue on the technology and services they supply and to take any necessary corrective action. We cannot assure you that these third parties have taken the necessary corrective action. If these third parties did not take the necessary corrective action it may have an adverse effect on our business.

THERE IS A RISK THAT ONE OF THE PROPOSED REORGANIZATIONS WILL NOT OCCUR, AND THE RESULTING COMPANY WILL BE SMALLER THAN YOU EXPECT

     There is a risk that one of the reorganizations will not be completed. If only one of the reorganizations is completed, the resulting company will operate in fewer markets and have less assets than the company that will result if both reorganizations are approved and completed, which could materially limit our ability to compete in the wireless telecommunications industry.

THIS JOINT PROXY STATEMENT-PROSPECTUS INCLUDES FORWARD-LOOKING STATEMENTS AND WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS

     This joint proxy statement-prospectus contains statements that are not based on historical fact, including the words "believes," "anticipates," "intends," "expects" and similar words. These statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be significantly different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include:

     - general economic and business conditions, both nationally and in the regions in which we operate;

     - technology changes;

     - competition;

     - changes in business strategy or development plans;

     - our high level of debt;

     - the ability to attract and retain qualified personnel;

     - existing governmental regulations and changes in, or the failure to comply with, governmental regulations;

     - product liability and other claims asserted against us;

     - our ability and the ability of our third-party suppliers to take corrective action in a timely manner with respect to the year 2000 issue; and

     - other factors referenced in this joint proxy statement-prospectus, including, without limitation, factors discussed under the captions "Questions and Answers About the Proposed Reorganizations," "Summary," "Risk Factors" and "Financial Information"

     GIVEN THESE UNCERTAINTIES, WE CAUTION VOICESTREAM, OMNIPOINT AND AERIAL STOCKHOLDERS NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.

                       OWNERSHIP OF VOICESTREAM HOLDINGS
                    FOLLOWING EITHER OR BOTH REORGANIZATIONS

     The following table sets forth certain information with respect to the pro forma beneficial ownership of VoiceStream Holdings taking into consideration three possible alternatives:

     - both the Omnipoint reorganization and the Aerial reorganization are completed;

     - only the Omnipoint reorganization is completed; and

     - only the Aerial reorganization is completed.

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    BOTH THE OMNIPOINT           OMNIPOINT                     AERIAL
                                  REORGANIZATION AND THE     REORGANIZATION                REORGANIZATION
                               AERIAL REORGANIZATION(1)(2)         ONLY(1)                    ONLY(2)
-------------------------------------------------------------------------------------------------------------
 VoiceStream Stockholders                 55%(3)                       70%(3)                   65%
-------------------------------------------------------------------------------------------------------------
 Omnipoint Stockholders                    24%                         30%                       --
-------------------------------------------------------------------------------------------------------------
 Aerial Stockholders                       21%                          --                      35%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

(1) Assumes that:

     - all VoiceStream common stock will be exchanged for VoiceStream Holdings common stock on a one-for-one basis;

     - each share of Omnipoint common stock will be exchanged for $8.00 in cash and 0.825 of a share of VoiceStream Holdings common stock;

     - all outstanding options to acquire VoiceStream common stock will convert to VoiceStream Holdings options;

     - all outstanding options and warrants to acquire Omnipoint common stock will convert to options or warrants to acquire VoiceStream Holdings common stock or warrants, with appropriate adjustments in the number of shares and the exercise price to reflect the Omnipoint reorganization exchange rate to be received by Omnipoint stockholders upon completion of the Omnipoint reorganization; and

     - the closing price of VoiceStream common stock on the day immediately preceding the completion of the Omnipoint reorganization is $100.00.

(2) Assumes that:

     - all VoiceStream common stock will be exchanged for VoiceStream Holdings common stock on a one-for-one basis;

     - all Aerial common stock will be exchanged for VoiceStream Holdings common stock based on an exchange ratio of 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock;

     - all outstanding options to acquire VoiceStream common stock will convert to VoiceStream Holdings options; and

     - all outstanding options to acquire Aerial common stock will convert to immediately exercisable options to purchase shares of VoiceStream Holdings common stock based on an exchange ratio of 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock.

(3) Includes the VoiceStream Holdings common stock to be issued to Hutchison PCS
    (USA) arising from the $957 million Hutchison investments in VoiceStream Holdings, and includes the VoiceStream Holdings common stock to be issued to Sonera arising from the $500 million Sonera investment in VoiceStream Holdings.

     A person or entity is considered to "beneficially own" any shares (1) over which such person or entity exercises sole or shared voting or investment power or (2) which such person or entity has the right to acquire at any time within 60 days.

                          THE OMNIPOINT REORGANIZATION

THE OMNIPOINT REORGANIZATION AGREEMENT

     In addition to the following summary of the Omnipoint reorganization agreement, you should read the entire Omnipoint reorganization agreement, which is attached as Annex A.

STRUCTURE OF THE OMNIPOINT REORGANIZATION

     Prior to the closing of both the Omnipoint reorganization and the Aerial reorganization, VoiceStream Holdings will own all the outstanding stock of three newly formed subsidiaries. At the closing of the Omnipoint reorganization, if it has not already done so, one of the newly formed subsidiaries will merge with and into VoiceStream and a second newly formed subsidiary will merge with and into Omnipoint, with VoiceStream and Omnipoint being the surviving entities. At the closing of the Aerial reorganization, the third subsidiary will be merged with and into Aerial, with Aerial being the surviving entity. See "The Aerial Reorganization."

CONVERSION OF VOICESTREAM COMMON STOCK TO VOICESTREAM HOLDINGS COMMON STOCK

     At the closing of the Omnipoint reorganization, the following will occur, if they have not already occurred as a result of the earlier closing of the Aerial reorganization:

     - each outstanding share of VoiceStream common stock will be converted into one share of VoiceStream Holdings common stock; and

     - each certificate representing shares of VoiceStream common stock will be deemed to represent an equivalent number of shares of VoiceStream Holdings common stock.

CONVERSION OF OMNIPOINT COMMON STOCK TO VOICESTREAM HOLDINGS COMMON STOCK

     At the closing of the Omnipoint reorganization, each share of Omnipoint common stock will be converted into the right to receive cash, shares of VoiceStream Holdings common stock or a combination of both cash and shares of VoiceStream Holdings common stock. Each Omnipoint stockholder will have the opportunity to indicate, on an election form, whether the stockholder wishes to make the Omnipoint standard election, the Omnipoint stock election or the Omnipoint cash election for each share of Omnipoint common stock held by the stockholder.

     Under the Omnipoint reorganization agreement, the number of shares of VoiceStream Holdings common stock that will be issued to holders of Omnipoint common stock, including Omnipoint common stock subject to issuance upon the conversion of the Omnipoint 7% Convertible Preferred Stock, will be a fixed number equal to the product of (1) 0.825 and (2) the number of Omnipoint common shares, outstanding or subject to issuance upon the conversion of the Omnipoint 7% Convertible Preferred Stock.

     The amount of cash to be issued will be a fixed amount of cash equal to the product of (1) $8.00 and (2) the number of Omnipoint common shares, outstanding or subject to issuance upon the conversion of the Omnipoint 7% Convertible Preferred Stock.

     The allocation of cash and/or shares of VoiceStream Holdings common stock that a stockholder of Omnipoint may receive will depend on the stated preferences of the Omnipoint stockholders on the election forms and the proration procedures described below. For the purposes of the proration procedures, dissenting shares will be considered to have made the Omnipoint standard election.

     - Omnipoint Standard Election. Stockholders of Omnipoint who make the Omnipoint standard election or who make no election, will receive, for each share of Omnipoint common stock for which such election is made or for which no election is made, (1) 0.825 of a share of VoiceStream

Holdings common stock, plus (2) $8.00 in cash. The number of shares of VoiceStream Holdings common stock and the amount of cash to be distributed to Omnipoint stockholders who make the Omnipoint standard election or who make no election, will not be affected by the proration procedures described below.

     - Omnipoint Stock Election. Stockholders of Omnipoint who make the Omnipoint stock election will be asking to receive, subject to the proration procedures described below, for each share of Omnipoint common stock for which such election is made, a number of shares of VoiceStream Holdings common stock equal to the sum of (1) $8.00 divided by the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization and (2) 0.825.

     - Omnipoint Cash Election. Stockholders of Omnipoint who make the Omnipoint cash election will be asking to receive, subject to the proration procedures described below, for each share of Omnipoint common stock for which such election is made, cash in an amount equal to the sum of (1) the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization multiplied by 0.825 and (2) $8.00.

     For example, if an Omnipoint stockholder holds 1,000 shares of Omnipoint common stock at the effective time and the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization is $100.00, then such stockholder would be entitled to elect to receive one of the following:

     - the Omnipoint standard election which will consist of 825 shares of VoiceStream Holdings common stock plus $8,000 in cash;

     - the Omnipoint stock election which, assuming no proration or adjustment, will consist of 905 shares of VoiceStream Holdings common stock; or

     - the Omnipoint cash election which, assuming no proration or adjustment, will consist of cash in the amount of $90,500.

     PRORATION PROCEDURES

     There is a fixed number of total shares and a fixed amount of total cash that VoiceStream Holdings will issue and pay to holders of Omnipoint common stock. The fixed number of shares is equal to 0.825 times the number of shares of Omnipoint common stock outstanding at the completion of the Omnipoint reorganization. The fixed amount of cash is equal to $8.00 times the number of shares of Omnipoint common stock outstanding at the completion of the Omnipoint reorganization.

     If the number of Omnipoint stockholders making the Omnipoint stock election shall request, in the aggregate, a number of shares which, together with the shares issuable to the Omnipoint stockholders making the Omnipoint standard election, is greater than the fixed number of shares available for issuance, the number of shares an Omnipoint stockholder making the Omnipoint stock election will receive shall be cut back on a prorata basis with the other Omnipoint stockholders making such election, and such holder will receive an amount in cash equal to the value, based on the VoiceStream 15 day average price, of the shares that were cut back. In no event will the number of shares issued to an Omnipoint stockholder choosing the Omnipoint stock election be less than the number of shares such stockholder would have received had the stockholder chosen the Omnipoint standard election. Similarly, in no event will the cash received by an Omnipoint stockholder who chooses the Omnipoint stock election exceed the amount of cash which such stockholder would have received under the Omnipoint standard election.

     Alternatively, if the number of Omnipoint stockholders making the Omnipoint cash election shall request, in the aggregate, an amount of cash which, together with the cash payable to the Omnipoint stockholders making the Omnipoint standard election, is greater than the fixed amount of cash available for payment, the amount of cash an Omnipoint stockholder making the Omnipoint cash election shall receive will be cut back on a prorata basis with the other Omnipoint stockholders making such election, and such holder will receive a number of shares of VoiceStream Holdings common stock equal to the value, based on the VoiceStream 15 day average price, of the cash that was cut back. In no event will the amount of cash paid to an Omnipoint stockholder choosing the Omnipoint cash election be less than the amount of cash such stockholder would have received had the stockholder chosen the Omnipoint standard election, nor will the stock amount exceed 0.825 per share of Omnipoint common stock.

NON-ELECTION

     If an Omnipoint stockholder has not made a proper election by the election deadline, he will be deemed to have made the Omnipoint standard election.

FRACTIONAL SHARES

     No fractional shares of VoiceStream Holdings common stock will be issued pursuant to the Omnipoint reorganization. In lieu of the issuance of any fractional shares of VoiceStream Holdings common stock, cash equal to the product of such fractional share amount and the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization will be paid to holders in respect of a fractional share of VoiceStream Holdings common stock that would otherwise be issuable. Payments with respect to fractional shares may come from the sale of the aggregate number of whole shares resulting from the foregoing.

ELECTION PROCEDURE; EXCHANGE OF CERTIFICATES

     Following the closing of the Omnipoint reorganization, we will send a form of election and letter of transmittal to Omnipoint stockholders. Elections may be made by holders of Omnipoint common stock by delivering the form of election and letter of transmittal to the exchange agent, ChaseMellon Shareholder Services L.L.C. To be effective, a form of election and letter of transmittal must be properly completed, dated, signed and submitted in the return envelope mailed therewith to the exchange agent by the election deadline, which will be specified in the election form, and accompanied by (1) the certificates as to which the election is being made or (2) an appropriate guarantee of delivery of the certificates as set forth in the form of election from a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, provided that such certificates are in fact delivered to the exchange agent within three trading days after the date of execution of the guarantee of delivery.

     Failure to deliver certificates covered by any guaranty of delivery within three trading days after the date of execution of such guaranty of delivery will be deemed to invalidate any otherwise properly made Omnipoint cash election or Omnipoint stock election and will be deemed to be an Omnipoint standard election. VoiceStream Holdings has the discretion, which it may delegate in whole or in part to the exchange agent, to determine whether any form of election and/or letter of transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in the form of election or letter of transmittal. The good faith decision of VoiceStream Holdings, or, if so delegated, the exchange agent, in such matters will be conclusive and binding. Neither VoiceStream Holdings nor the exchange agent is under any obligation to notify any person of any defect in a form of election or letter of transmittal submitted to the exchange agent. The exchange agent will also make all computations contemplated by the Omnipoint reorganization agreement, and all such computations will be conclusive and binding on the holders of Omnipoint common stock in the absence of manifest error.

     An Omnipoint stockholder who does not submit a form of election and letter of transmittal to the exchange agent prior to the election deadline, or who submits a form of election without the corresponding certificates or a guarantee of delivery, will be deemed to have made the Omnipoint standard election. If any form of election is defective in any manner such that the exchange agent cannot reasonably determine the election preference of the Omnipoint stockholder submitting such form of election, the Omnipoint stockholder will also be deemed to have made the Omnipoint standard election.

TREATMENT OF OMNIPOINT PREFERRED STOCK

     In addition to its common stock, Omnipoint has outstanding 325,000 shares of Omnipoint 7% Convertible Preferred Stock represented by 6.5 million Depository Shares and 12,500 shares of Omnipoint Series A Preferred Stock.

     Each outstanding share of Omnipoint 7% Convertible Preferred Stock that has not been converted into Omnipoint common stock as of the closing of the Omnipoint reorganization will remain outstanding and will be convertible into VoiceStream Holdings common stock and cash in amounts equal to the Omnipoint standard election.

     All outstanding shares of Omnipoint Series A Preferred Stock or shares of Omnipoint common stock issued on conversion of Omnipoint Series A Preferred Stock held by VoiceStream will remain outstanding after the closing of the Omnipoint reorganization. All outstanding shares of Omnipoint Series A Preferred Stock or shares of Omnipoint common stock issued on conversion of the Omnipoint Series A Preferred Stock held by Hutchison PCS (USA) will be exchanged directly for VoiceStream Holdings common stock in connection with the closing of the Omnipoint reorganization.

     In connection with the East/West transaction, VoiceStream and Omnipoint agreed that prior to or simultaneously with the completion of the Omnipoint reorganization, holders of Omnipoint's 7% Convertible Preferred Stock and Series A Non-Voting Convertible Preferred Stock will be given the right to vote with respect to any and all matters presented to the stockholders of Omnipoint. The holders of Omnipoint's 7% Convertible Preferred Stock and Series A Non-Voting Convertible Preferred Stock will be entitled to vote with the holders of shares of Omnipoint's common stock and any other class of stock entitled to vote and not as a separate class. This change will be effected by means of an amendment to Omnipoint's charter, effected simultaneously with the Omnipoint reorganization, and therefore will not entitle the holders of either such series of preferred stock to vote on the Omnipoint reorganization.

TREATMENT OF OMNIPOINT STOCK OPTIONS AND WARRANTS

     On the closing of the Omnipoint reorganization, each outstanding and unexercised option or warrant to purchase shares of Omnipoint common stock will be assumed by VoiceStream Holdings and converted, as the case may be, into an option or warrant to purchase shares of VoiceStream Holdings common stock. The number of shares of VoiceStream Holdings common stock that a holder will be entitled to purchase upon the exercise of such new option or warrant will be determined by multiplying:

     - the number of shares of Omnipoint common stock subject to the original option or warrant; and

     - the sum of (1) $8.00 divided by the closing price of VoiceStream common stock on the last day on which such shares are traded on the Nasdaq Stock Market immediately preceding the closing date and (2) 0.825.

     The exercise price for such options or warrants will be equal to:

     - the exercise price under the original option or warrant divided by

     - the sum of (1) $8.00 divided by the closing price of VoiceStream common stock on the last day on which such shares are traded on the Nasdaq Stock Market immediately preceding the closing date and (2) 0.825.

     The new option or warrant will otherwise have the same terms and conditions in effect immediately prior to the effective date of the Omnipoint reorganization except to the extent that the vesting of certain options will or may be accelerated as a result of the Omnipoint reorganization.

TREATMENT OF VOICESTREAM STOCK OPTIONS AND WARRANTS

     On the closing of the Omnipoint reorganization, each outstanding and unexercised option to purchase shares of VoiceStream common stock will be assumed by VoiceStream Holdings and converted into an option to purchase shares of VoiceStream Holdings common stock. The number of shares of VoiceStream Holdings common stock that a holder will be entitled to purchase upon the exercise of such new option will be equal to the number of shares of VoiceStream common stock subject to the original option. The exercise price for such option will be equal to the exercise price under the original VoiceStream option. The new option will otherwise have the same terms and conditions in effect immediately prior to the date the Omnipoint reorganization becomes effective.

VOICESTREAM HOLDINGS BOARD

     VoiceStream and VoiceStream Holdings have agreed to take the necessary corporate action so that, at the closing of the Omnipoint reorganization four members of the Omnipoint board, selected by Omnipoint, will join the VoiceStream Holdings board. See "The VoiceStream Holdings Voting Agreement" for a discussion of this agreement as well as other agreements relating to the election of the VoiceStream Holdings board.

COVENANTS OF VOICESTREAM AND OMNIPOINT

     The following summarizes covenants contained in the Omnipoint reorganization agreement which are set forth in detail in the Omnipoint reorganization agreement.

     NO SOLICITATION OF ALTERNATIVE ACQUISITION TRANSACTIONS BY OMNIPOINT

     Omnipoint has agreed that it and its subsidiaries and their officers, directors, employees, affiliates and advisors will not directly or indirectly:

     - take any action to solicit or encourage the submission of any alternative acquisition proposal;

     - other than in the ordinary course of business and not related to an alternative acquisition proposal, engage in any discussions or negotiate with, or provide any information or provide access to any other party who Omnipoint knows is considering an alternative acquisition proposal;

     - approve any transactions under the antitakeover statutes of the Delaware General Corporation Law or approve any person becoming an "interested stockholder" under such statute; or

     - enter into any agreement with respect to an alternative acquisition proposal.

     BOARD RECOMMENDATION

     The VoiceStream board and the Omnipoint board have each agreed to recommend to their respective stockholders the adoption of, and approval of the transactions contemplated by, the

Omnipoint reorganization agreement. However, the Omnipoint board may withdraw or modify in a manner adverse to VoiceStream this recommendation if:

     - the Omnipoint board by a majority vote determines in its good faith judgment that it is necessary to do so to comply with its fiduciary duty to stockholders under applicable law, after receiving the advice of outside legal counsel; and

     - Omnipoint and its subsidiaries, officers, directors, employees, affiliates and advisors have substantially complied with their obligations under the no solicitation covenant described above.

     The boards of Omnipoint and VoiceStream are each required to call a meeting of their respective stockholders to vote on the Omnipoint reorganization, even if such board has modified or withdrawn its recommendation of the Omnipoint reorganization.

     CONDUCT OF OMNIPOINT'S BUSINESS PENDING THE OMNIPOINT REORGANIZATION

     The Omnipoint reorganization agreement requires Omnipoint and its subsidiaries, until either the closing of the Omnipoint reorganization or the termination of the Omnipoint reorganization agreement, to conduct their business in the ordinary course consistent with past practice and to use their reasonable best efforts to preserve intact their business organizations and relationships with third parties. In addition, Omnipoint has agreed to specific restrictions, subject to mutually agreed exceptions described in the Omnipoint reorganization agreement and the schedules thereto, pursuant to which Omnipoint may not:

     - amend its organizational documents;

     - amend the terms of its outstanding securities;

     - enter into any merger, liquidation or other significant transaction;

     - split, combine or reclassify its capital stock;

     - issue or dispose of equity securities, options or other securities convertible into or exercisable for equity securities, except in connection with the exercise or conversion of options or convertible securities outstanding on the day of the Omnipoint reorganization agreement or the granting of options as permitted in the Omnipoint reorganization agreement;

     - encumber or transfer any assets having a fair market value exceeding $5,000,000 in related transactions, or $10,000,000 in the aggregate;

     - incur or assume any indebtedness other than up to $300 million and other indebtedness, in each case as permitted under the Omnipoint reorganization agreement;

     - make any guarantees;

     - make any loans, advances or capital contributions;

     - amend the terms of any outstanding stock options;

     - make capital expenditures;

     - increase termination or severance benefits;

     - commit to provide more than a limited amount of severance or termination payments;

     - enter into material employment or other similar agreements;

     - establish or amend any of its bonus plans or benefits;

     - increase the total compensation or benefits payable;

     - acquire material assets;

     - change its accounting policies;

     - enter into or amend the terms of any joint venture, partnership, or other minority investment;

     - settle or propose to settle any litigation;

     - take any other action that would make any representation or warranty by Omnipoint inaccurate in any material respect;

     - make any material tax election or enter into a settlement with respect to any material tax liability;

     - incur any liens;

     - enter into or amend in a material respect any material agreement; or

     - enter into any agreement that would materially limit the ability of Omnipoint, VoiceStream or VoiceStream Holdings to engage in the wireless communications business or any other business.

     CONDUCT OF VOICESTREAM'S BUSINESS PENDING THE OMNIPOINT REORGANIZATION

     VoiceStream also has agreed to restrictions on it and its subsidiaries until either the closing of the Omnipoint reorganization or the termination of the Omnipoint reorganization agreement. Among other things, these restrictions may affect VoiceStream's ability to:

     - amend its organizational documents;

     - amend the terms of its outstanding securities;

     - split, combine or reclassify its capital stock;

     - change its accounting policies;

     - take any action that would impair or materially delay the ability of Omnipoint or VoiceStream to complete the Omnipoint reorganization or the other transactions contemplated by the Omnipoint reorganization agreement; or

     - enter into a new line of business that is material to VoiceStream and not strategically related to its business.

     The Omnipoint reorganization agreement provides that, notwithstanding anything to the contrary, VoiceStream Holdings may enter into a subsequent transaction provided that such subsequent transaction would not reasonably be expected to prevent, impair or materially delay the transactions between VoiceStream, VoiceStream Holdings and Omnipoint. A subsequent transaction is defined in the Omnipoint reorganization agreement as any transaction whereby VoiceStream or its subsidiaries:

     - would acquire control or make an investment in any entity in the business of providing wireless communication services;

     - would issue equity or debt in connection with such an acquisition or otherwise;

     - would enter into a strategic alliance or other commercial relationship;
       or

     - would be acting in the ordinary course of business consistent with past practices;

provided, that in the case of the first three bullet points listed above, VoiceStream Holdings must receive an opinion from a national investment bank that the subsequent transaction is fair to

VoiceStream Holdings stockholders or, if applicable, VoiceStream Holdings. The Aerial reorganization qualifies as a subsequent transaction under the Omnipoint reorganization agreement.

     BEST EFFORTS TO COMPLETE OMNIPOINT REORGANIZATION

     VoiceStream and Omnipoint have agreed to cooperate with each other and use their best efforts to take all actions and do all things necessary or advisable under the Omnipoint reorganization agreement and applicable laws to complete the Omnipoint reorganization and the other transactions contemplated by the Omnipoint reorganization agreement.

     EMPLOYEE BENEFITS MATTERS

     The Omnipoint reorganization agreement provides that VoiceStream Holdings, itself or through its subsidiaries, will honor all obligations under Omnipoint's various employee plans and benefit arrangements in effect as of the closing of the Omnipoint reorganization and provide a level of employee benefits and aggregate compensation that is substantially comparable in the aggregate with that provided by Omnipoint until December 31, 2001. To the extent any employees of Omnipoint are included in any VoiceStream Holdings employee benefit plan or benefit arrangements, such employees will be vested in these plans to the same extent as they are vested in the comparable Omnipoint plans. Notwithstanding the foregoing, VoiceStream Holdings is not obligated to continue any specific plan or benefit arrangement, so long as any changes in any such plan or arrangement are permitted by applicable law.

     INDEMNIFICATION AND INSURANCE OF VOICESTREAM AND OMNIPOINT DIRECTORS AND OFFICERS

     VoiceStream Holdings has agreed that:

     - VoiceStream Holdings will indemnify former Omnipoint and VoiceStream directors and officers for liabilities from their acts or omissions in those capacities occurring prior to the closing of the Omnipoint reorganization to the extent provided under Omnipoint's or VoiceStream's, as applicable, charter and bylaws as in effect on June 23, 1999; and

     - For six years after closing, VoiceStream Holdings will provide officers' and directors' liability insurance covering acts or omissions occurring prior to closing by each person currently covered by Omnipoint's or VoiceStream's, as applicable, officers' and directors' liability insurance policy; provided, that this policy must be at least as favorable as the Omnipoint or VoiceStream, as applicable, policy in effect on June 23, 1999, except that VoiceStream Holdings will only be obligated to pay up to 200% of the annual premium paid by Omnipoint or VoiceStream, as applicable, for such insurance as of June 23, 1999.

REPRESENTATIONS AND WARRANTIES OF VOICESTREAM, VOICESTREAM HOLDINGS AND
OMNIPOINT

     The Omnipoint reorganization agreement contains substantially reciprocal representations and warranties made by VoiceStream Holdings and VoiceStream, on the one hand, and Omnipoint on the other. The most significant of these relate to:

     - corporate existence and power;

     - corporate authorization to enter into the transactions provided for in the Omnipoint reorganization agreement and authorization, execution, delivery and enforceability of the Omnipoint reorganization agreement and related matters;

     - required governmental approvals;

     - validity and sufficiency of FCC licenses and FCC requirements;

     - absence of conflicts with organizational documents, applicable law or material agreements;

     - capitalization;

     - ownership of subsidiaries and minority investments;

     - accuracy of filings with the SEC;

     - accuracy of financial statements;

     - absence of material changes since a specified balance sheet date;

     - absence of undisclosed material liabilities;

     - litigation;

     - tax matters;

     - employee and employee benefits matters;

     - compliance with laws and court orders;

     - intellectual property;

     - material contracts;

     - the opinions received from financial advisors regarding the Omnipoint reorganization;

     - finders' or advisors' fees; and

     - environmental matters.

     In addition, Omnipoint has represented and warranted to VoiceStream Holdings and VoiceStream that the Delaware anti-takeover statute does not apply.

     The representations and warranties in the Omnipoint reorganization agreement will not survive the closing or termination of the Omnipoint reorganization agreement.

CONDITIONS TO THE COMPLETION OF THE OMNIPOINT REORGANIZATION

     MUTUAL CLOSING CONDITIONS

     The obligations of VoiceStream Holdings and VoiceStream, on the one hand, and Omnipoint, on the other hand, to complete the transactions provided for in the Omnipoint reorganization agreement are subject to the satisfaction or waiver of the following conditions.

     The following are non-waivable conditions:

     - receipt of all necessary approvals from the VoiceStream and Omnipoint stockholders;

     - expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     - absence of legal prohibition on completion of the Omnipoint reorganization or the other transactions provided for in the Omnipoint reorganization agreement;

     - effectiveness of VoiceStream Holdings' registration statement on Form
       S-4;

     - approval for listing on the Nasdaq Stock Market of the shares of VoiceStream Holdings common stock to be issued in the Omnipoint reorganization; and

     - receipt of all requisite orders and approvals of the FCC.

     The parties have determined that the condition of receipt of opinions of counsel that the Omnipoint reorganization will qualify as a tax-free transaction, except with respect to any cash received, will not be waived by the boards of VoiceStream Holdings and VoiceStream, on the one hand, or Omnipoint, on the other hand, unless the stockholders as to whom the transaction is not tax free are resolicited and approve such waiver.

     The following conditions may be waived by the boards of VoiceStream Holdings and VoiceStream, on the one hand, and Omnipoint, on the other hand, in the exercise of their business judgment without seeking stockholder approval:

     - finality of all requisite orders and approvals of the FCC;

     - effectiveness of all governmental consents without limitations, restrictions or obligations that would have a material adverse effect on the business operations of VoiceStream or Omnipoint;

     - consummation of the $957 million Hutchison investments at closing;

     - consummation of the formation of the joint ventures with Cook Inlet prior to closing;

     - accuracy as of closing of the representations and warranties made by the parties to the extent specified in the Omnipoint reorganization agreement; and

     - performance in all material respects by the parties of their obligations required to be performed at or prior to closing.

     ADDITIONAL VOICESTREAM CONDITIONS

     VoiceStream's obligation to complete the transactions provided for in the Omnipoint reorganization agreement is additionally conditioned upon the following:

     - its receipt of a legal opinion that the Omnipoint reorganization agreement and the transactions contemplated by the Omnipoint reorganization agreement should not cause the spin-off of VoiceStream, which occurred on May 3, 1999, to fail to be a tax-free transaction to the stockholders of Western Wireless; and

     - fewer than 10% of VoiceStream stockholders or Omnipoint stockholders electing dissenters' rights.

     Further, VoiceStream is not required to close the transaction if (1) a change shall occur in the United States financial, political, or economic conditions which would materially and adversely affect the ability of VoiceStream and Omnipoint to restructure or refinance the indebtedness of Omnipoint on such terms as would not have a material adverse effect on VoiceStream Holdings after the closing, and (2) more than $200 million of Omnipoint indebtedness either becomes due and payable prior to its stated maturity or is required to be redeemed or repurchased prior to its stated maturity.

     The preceding conditions may be waived by the VoiceStream board in the exercise of its business judgment without seeking stockholder approval.

TERMINATION OF THE OMNIPOINT REORGANIZATION AGREEMENT

     RIGHT TO TERMINATE

     VoiceStream or Omnipoint may terminate the Omnipoint reorganization agreement at any time prior to the closing in any of the following ways:

     - by mutual written consent of VoiceStream and Omnipoint;

     - by either VoiceStream or Omnipoint if:

      - the Omnipoint reorganization has not been consummated by March 31, 2000, which may under some circumstances be extended to June 30, 2000 unless the terminating party has failed to fulfill its obligations under the Omnipoint reorganization agreement that resulted in the failure to timely complete the Omnipoint reorganization; or

      - there is a permanent legal prohibition to closing the Omnipoint reorganization;

     - by VoiceStream if:

      - the Omnipoint board fails to recommend, or withdraws or modifies in a manner adverse to VoiceStream, its approval or recommendation of the Omnipoint reorganization, or fails to call the Omnipoint meeting;

      - Omnipoint stockholders fail to give the necessary approvals at a duly held meeting;

      - Omnipoint willfully and materially breaches the no solicitation covenant of the Omnipoint reorganization agreement;

      - Omnipoint shall be incapable of satisfying, in all material respects, its obligations under the Omnipoint reorganization agreement; or

      - Omnipoint breaches any representation or warranty that would cause a representation or warranty to be incapable of being true and correct at and as of the closing; and

     - by Omnipoint if:

      - the VoiceStream board fails to recommend, or withdraws or modifies in a manner adverse to Omnipoint, its approval or recommendation of the Omnipoint reorganization or fails to call the VoiceStream meeting;

      - VoiceStream shall be incapable of satisfying, in all material respects, its obligations under the Omnipoint reorganization agreement; or

      - VoiceStream breaches any representation or warranty that would cause a representation or warranty to be incapable of being true and correct at and as of the closing.

     If the Omnipoint reorganization agreement is terminated, it will become void without any liability on the part of any party unless that party is in willful breach of the Omnipoint reorganization agreement. However, the provisions of the Omnipoint reorganization agreement relating to expenses and termination fees, as well as the confidentiality agreement, will continue in effect notwithstanding termination of the Omnipoint reorganization agreement.

     TERMINATION FEE PAYABLE BY OMNIPOINT

     Omnipoint has agreed to pay VoiceStream a cash amount equal to $70 million in any of the following circumstances:

     - VoiceStream terminates the Omnipoint reorganization agreement because (1) the Omnipoint board fails to recommend or withdraws, or modifies in a manner adverse to VoiceStream, its approval or recommendation of the Omnipoint reorganization, (2) the Omnipoint board fails to call a special meeting in accordance with the Omnipoint reorganization agreement or (3) Omnipoint materially and willfully breaches any obligation with respect to the non-solicitation of other acquisition proposals; or

     - VoiceStream terminates the Omnipoint reorganization agreement in circumstances where the following three conditions are met:

      - Omnipoint's stockholders do not approve the Omnipoint reorganization;

      - prior to Omnipoint's special meeting a third party makes a proposal for an alternative transaction; and

      - within 12 months of the special meeting Omnipoint enters into an agreement for an alternative transaction with that third party or any third party makes a tender offer for and obtains control of Omnipoint.

BACKGROUND OF THE OMNIPOINT REORGANIZATION

     On September 28, 1998, Douglas Smith met with John Stanton to discuss developing trends in the telecommunications industry, consolidation in the GSM market and ways in which VoiceStream and Omnipoint could cooperate strategically. Mr. Smith advised Mr. Stanton that Omnipoint was looking to raise additional equity. A discussion ensued concerning the possibility of VoiceStream, or its affiliates, making an investment in Omnipoint. Mr. Smith also met with other members of VoiceStream and Western Wireless management. At the end of the meeting, they agreed to continue discussions.

     Over the next several weeks, VoiceStream and Omnipoint senior management each independently began their internal analyses of possible transactions between the companies.

     On October 7, 1998, VoiceStream retained Goldman Sachs as its financial advisor.

     On October 7, 1998, Omnipoint publicly announced that it had been in discussions over the prior several weeks with potential strategic investors. Throughout this period until an agreement in principle was reached with VoiceStream in June 1999, discussions between Omnipoint and other potential strategic investors continued.

     On October 14, 1998, Western Wireless, on behalf of itself and its then affiliate, VoiceStream, and Omnipoint entered into a mutual non-disclosure agreement.

     On October 28, 1998, Omnipoint retained Lehman Brothers as a financial advisor concerning an investment in or sale of the company.

     On November 10, 1998, Mr. Stanton and other representatives of VoiceStream met with Mr. Smith and other representatives of Omnipoint, and discussed Omnipoint's financial requirements and a possible transaction with VoiceStream.

     On November 13, 1998, VoiceStream sent a draft term sheet to Omnipoint describing a possible transaction involving an initial investment by VoiceStream in Omnipoint as well as other terms.

     On November 17, 1998, representatives of VoiceStream and representatives of Omnipoint discussed the term sheet sent by VoiceStream to Omnipoint.

     On November 30, 1998, Omnipoint responded by sending to VoiceStream an alternative term sheet.

     On December 2, 1998, Mr. Stanton met with Canning Fok, a director of VoiceStream and a senior executive of Hutchison, to discuss the possible VoiceStream transaction with Omnipoint, and an investment by Hutchison in connection with such transaction.

     On December 3, 1998, representatives of VoiceStream, including Mr. Stanton, and representatives of Omnipoint, including Mr. Smith, met to discuss the two term sheets. In addition to differences between the parties with respect to structure, the parties also discussed differences with respect to the valuations ascribed to the respective companies.

     From December 8, 1998 until December 29, 1998 representatives of VoiceStream and Omnipoint, together with their investment bankers, had a series of meetings and discussions with respect to valuation and alternative structures.

     On December 31, 1998, VoiceStream sent a proposal to Omnipoint regarding an investment by VoiceStream in Omnipoint.

     On January 25, 1999, Omnipoint sent to VoiceStream a counter proposal on the respective valuations of Omnipoint and VoiceStream.

     On January 28, 1999, representatives of VoiceStream, including Mr. Stanton, and representatives of Omnipoint, including Mr. Smith, discussed valuation. No agreements were reached concerning valuation and the parties were at an impasse.

     On February 12, 1999, Omnipoint and Cook Inlet each filed an application to bid in the PCS reauction. VoiceStream also filed an application but did not make an upfront payment and thus did not participate in the re-auction. Between the time their applications were filed on February 12, 1999 and May 5, 1999, in accordance with FCC rules, there were no communications between Omnipoint and Cook Inlet or between Omnipoint and VoiceStream.

     During the period February 12 through June 7, 1999, Omnipoint engaged in active discussions with multiple potential strategic investors and exchanged term sheets with a number of them.

     On April 26, 1999, representatives of VoiceStream and representatives of Hutchison held meetings to discuss Hutchison's possible investment in VoiceStream in connection with a possible deal with Omnipoint.

     In late April of 1999, VoiceStream advised Cook Inlet of VoiceStream's interest in exploring a possible transaction with Omnipoint and inquired as to Cook Inlet's interest in working with VoiceStream on a joint venture to acquire the C and F Block licenses of Omnipoint. Cook Inlet replied affirmatively, leading to ongoing discussions as to structure.

     On May 5, 1999, restrictions on discussions expired. During the subsequent weeks, representatives of VoiceStream and Omnipoint resumed discussions as did Mr. Stanton and Mr. Smith concerning a possible investment by VoiceStream into Omnipoint as well as a possible merger.

     On May 7, 1999, representatives of VoiceStream and Omnipoint, including Messrs. Stanton and Smith met and discussed alternative transactions including an investment by VoiceStream in Omnipoint and a merger of VoiceStream and Omnipoint.

     On May 26 and 27, 1999, meetings took place among representatives of VoiceStream and Hutchison regarding the possible transaction with Omnipoint, including the investment by Hutchison in VoiceStream and the possible merger of VoiceStream with Omnipoint.

     On May 27, 1999, VoiceStream sent a merger proposal to Omnipoint. The Omnipoint board, which held a regularly scheduled meeting later that day, agreed to continue discussions with VoiceStream. In the days after the merger proposal was sent, numerous calls among the parties took place regarding the proposal.

     On June 2, 1999, representatives of VoiceStream and Omnipoint met to discuss the status of the merger discussions and the relevant significant issues.

     On June 7, 1999, the VoiceStream board held a regularly scheduled meeting. Among other matters, the board discussed the possible transactions.

     On June 8, 1999, a series of phone calls among representatives of VoiceStream and Omnipoint took place during which time the parties agreed to merger pricing subject to approval of their respective boards.

     During the period of June 12 through signing on June 23, 1999, numerous meetings and phone conversations took place among representatives of VoiceStream and Omnipoint in connection with the preparation, negotiation and finalization of reorganization documents. Similarly, meetings and phone conversations took place among representatives of VoiceStream and Hutchison in connection with the preparation, negotiation and execution of documents associated with the $957 million Hutchison investments, and among representatives of VoiceStream, Omnipoint and Cook Inlet in connection with preparation, negotiation and execution of documents associated with the formation of joint ventures with Cook Inlet. Cook Inlet's board approved the principal terms of the transactions on June 12, 1999.

     On June 21, 1999, VoiceStream held a meeting of its board. At such meeting Mr. Stanton reviewed the strategic rationale for the proposed merger and members of senior management presented further details. Goldman Sachs presented an analysis of the proposed transaction. A lengthy discussion ensued.

     On June 21, 1999, Omnipoint held a meeting of its board by phone. Attorneys from Piper Marbury Rudnick & Wolfe LLP, formerly Piper & Marbury L.L.P., and representatives from Lehman Brothers were also present at this meeting. Lehman Brothers presented an analysis of the proposed transaction and delivered its opinion concerning the fairness of the proposed transaction from a financial point of view. The board reviewed the strategic rationale for, and had a lengthy discussion concerning, the proposed transaction.

     On June 22, 1999, the VoiceStream board held a meeting. Goldman Sachs delivered an oral opinion that, as of June 22, 1999, the merger consideration to be paid by VoiceStream pursuant to the Omnipoint reorganization agreement was fair from a financial point of view to VoiceStream. After a discussion, the board approved the proposed merger and the execution and delivery of the Omnipoint reorganization agreement, and the transactions contemplated thereby, including the $957 million Hutchison investments and the formation of joint ventures with Cook Inlet.

     On June 23, 1999, the Omnipoint board approved the Omnipoint reorganization and received copies of Lehman Brother's written fairness opinion, meetings with counsel for all parties continued, and the parties executed the Omnipoint reorganization agreement.

RECOMMENDATIONS OF THE VOICESTREAM BOARD; REASONS FOR THE OMNIPOINT
REORGANIZATION

     The VoiceStream board considered a merger with or investment in another company to create a company that would be a stronger competitor in the rapidly expanding telecommunications industry. The VoiceStream board believes that combining VoiceStream's and Omnipoint's resources and markets will create a strong national competitor in the wireless telecommunications industry. The board unanimously recommends that VoiceStream stockholders adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement, at a special stockholders meeting.

     In reaching its determination to approve the Omnipoint reorganization, the Omnipoint reorganization agreement and the related transactions, the VoiceStream board consulted with VoiceStream's financial and legal advisers and senior management and considered a number of factors in addition to those set forth above. The following summarizes the material factors that the VoiceStream board considered.

     The following factors were considered to be positive:

     - the current conditions and trends in the telecommunications industry, including the likelihood that future mergers and acquisitions will increase the size and strength of competitors;

     - the extent and geographical scope of business operations, and VoiceStream's continuing ability to compete against larger wireless carriers;

     - the need for significant capital resources to build out the combined company's GSM systems;

     - the terms and availability of equity financing from Hutchison PCS (USA) in connection with the Omnipoint reorganization and the impact of the corresponding increase in the equity ownership by Hutchison PCS (USA) and the number of board members designated by Hutchison PCS (USA);

     - the consistency of the strategies that the two companies were pursuing;

     - the synergies which the combined company might realize, and other expected benefits of the Omnipoint reorganization, if completed;

     - the likelihood that VoiceStream and Omnipoint would be able to obtain the necessary regulatory approvals to complete the Omnipoint reorganization, and the likelihood that regulatory authorities would insist on conditions to those approvals which could substantially reduce the benefits of the Omnipoint reorganization;

     - the impact of the transaction on the combined company's ability to maintain and enhance VoiceStream's reputation for delivering high-quality services to customers;

     - the impact of the transaction on the combined company's ability to maintain a high-quality, highly-motivated work force;

     - a review of the historical operating results of Omnipoint and VoiceStream and the projected operating results of Omnipoint and VoiceStream, individually and in combination;

     - the opinion of VoiceStream's financial advisors that, as of the date of such opinion, the consideration to be paid by VoiceStream pursuant to the Omnipoint reorganization agreement was fair from a financial point of view to VoiceStream; and

     - the fact that four seats on the holding company's board and one or more senior management positions in the holding company would be offered to the current directors or senior management of Omnipoint.

     In addition, the VoiceStream board of directors considered the following negative factors:

     - the impact the transaction could have on the tax-free status of the spin-off of VoiceStream from Western Wireless and VoiceStream's obligations under its tax sharing agreement with Western Wireless;

     - the requirement that VoiceStream make an interim investment in Omnipoint;

     - the risks that potential synergies and other expected benefits would not be realized;

     - the impact that the transaction would be expected to have on the combined company's balance sheet, earnings and cash flow;

     - the other potential major transactions which might be available to VoiceStream as alternatives to the Omnipoint reorganization, and the effect of the Omnipoint reorganization on the ability of VoiceStream to pursue those transactions; and

     - the historical operating results and substantial indebtedness of Omnipoint.

     The foregoing summary addresses the material facts, matters and information considered by the VoiceStream board in connection with its deliberations on the combination of Omnipoint and VoiceStream. In view of the variety of factors considered, the VoiceStream board did not find it practical to and did not make a specific assessment of or otherwise assign relative weights to the specific facts, matters and information considered. The VoiceStream board further believes that no other potential merger candidate provided the compatibility of technology and geographic fit in the markets where Omnipoint operates, making Omnipoint preferable to other merger candidates. The VoiceStream board adopted the Omnipoint reorganization agreement and approved the transactions contemplated thereby, in consideration of all of the facts, matters and information brought to its attention.

     Taking into account all of the material facts, matters and information, including those described above, the VoiceStream board determined that the positive factors outweighed the potential negative factors and that the terms of the Omnipoint reorganization agreement and the transactions provided for therein are fair to and in the best interests of VoiceStream's stockholders.

     THE VOICESTREAM BOARD UNANIMOUSLY RECOMMENDS THAT VOICESTREAM'S STOCKHOLDERS VOTE "FOR" ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, THE OMNIPOINT REORGANIZATION AGREEMENT.

VOICESTREAM FAIRNESS OPINION

     Goldman Sachs has acted as financial advisor to VoiceStream in connection with the Omnipoint reorganization. On June 22, 1999, Goldman Sachs delivered its oral opinion, conditioned on the finalization of the Omnipoint reorganization agreement in substantially the form as reviewed by Goldman Sachs on June 22, 1999. Goldman Sachs subsequently confirmed its oral opinion in writing without such condition, that, as of June 22, 1999 with respect to the oral opinion and June 23, 1999 with respect to the written opinion, the merger consideration to be paid by VoiceStream for each share of Omnipoint of:

     - cash in an amount equal to the sum of (1) the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization multiplied by 0.825 and (2) $8.00;

     - a number of shares of VoiceStream Holdings common stock equal to the sum of (1) 0.825 and (2) $8.00 divided by the average closing price of a share of VoiceStream common stock during the 15 trading days ending the business day prior to the date of completion of the Omnipoint reorganization; or

     - (1) 0.825 of a share of VoiceStream Holdings common stock and (2) $8.00 pursuant to the Omnipoint reorganization agreement was fair from a financial point of view to VoiceStream.

     The full text of the Goldman Sachs opinion is attached as Annex B to this joint proxy statement-prospectus. Stockholders of VoiceStream are urged to, and should, read such opinion in its entirety.

     In connection with its opinion, Goldman Sachs reviewed:

     - the Omnipoint reorganization agreement;

     - the securities purchase agreement among Hutchison PCS (USA), Omnipoint and VoiceStream;

     - the stock subscription agreement among Hutchison PCS (USA), Hutchison Telecommunications and VoiceStream Holdings;

     - the registration statement on Form 10 of VoiceStream;

     - the annual reports to stockholders and annual reports on Form 10-K of Western Wireless for the three years ended December 31, 1998;

     - the annual reports to stockholders and annual reports on Form 10-K of Omnipoint for the three years ended December 31, 1998;

     - certain interim reports to stockholders and quarterly reports on Form 10-Q of VoiceStream, Western Wireless and Omnipoint;

     - certain other communications from VoiceStream, Western Wireless and Omnipoint to their respective stockholders; and

     - certain internal financial analyses and forecasts for VoiceStream prepared by the management of VoiceStream, certain financial analyses and forecasts for Omnipoint prepared by the management of VoiceStream and certain internal financial analyses and forecasts for Omnipoint prepared by the management of Omnipoint.

     Goldman Sachs also held discussions with members of the senior management of VoiceStream and Omnipoint regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the Omnipoint reorganization agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs reviewed the reported price and trading activity for the VoiceStream and Omnipoint common stock, compared certain financial and stock market information for VoiceStream and Omnipoint with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the United States wireless communications industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.

     Goldman Sachs assumed the accuracy and completeness of all of the financial and other information reviewed by it for purposes of rendering its opinion. Goldman Sachs assumed, with the consent of the VoiceStream board, that the forecasts had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of VoiceStream and Omnipoint, as the case may be. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of VoiceStream or Omnipoint or any of their subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs also took into account VoiceStream's view as to the possible tax consequences of the transactions contemplated by the Omnipoint reorganization agreement as described to Goldman Sachs by VoiceStream. Goldman Sachs did not assume that there would be no adverse tax consequences to VoiceStream as a result of the transaction, but determined that the possibility of any such consequences implicating the tax indemnification obligations of VoiceStream to Western Wireless would not affect its conclusion as to the fairness of the merger consideration. Goldman Sachs assumed that all material governmental, regulatory or other consents and approvals necessary would be obtained without any adverse effect on VoiceStream or Omnipoint or on the contemplated benefits of the transactions contemplated by the Omnipoint reorganization agreement. The Goldman Sachs opinion was provided for the information and assistance of the VoiceStream board in connection with its consideration of the transactions contemplated by the Omnipoint reorganization agreement. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of VoiceStream common stock should vote with respect to such transaction.

     The following is a summary of the material financial analyses presented by Goldman Sachs to the VoiceStream board on June 22, 1999, utilizing, however, the stock price information used by Goldman Sachs with respect to its written opinion dated June 23, 1999. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the text accompanying each summary.

SELECTED COMPANIES ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to determine how the price per Omnipoint POP represented by the merger consideration compared both to VoiceStream's price per POP and the price per POP for selected companies. The selected companies were chosen because they are publicly traded companies with operations that are similar to those of VoiceStream and Omnipoint. The price per POP in each case was calculated by dividing the respective company's license value and adjusted enterprise value by different measures of that company's POPs. In this analysis, enterprise value for each of the companies is the sum of the market capitalization for that company and its total debt, preferred stock and minority interest, less cash and cash equivalents. Adjusted enterprise value for each of the companies is the enterprise value for that company less the value of its POPs not to be covered under the business plan for that company, valued at $5 per POP. "POPs" are the number of persons within a license's coverage area and are derived from management estimates and public sources. "Covered POPs" are the estimated number of POPs within the license area served by the operating network. Weighted POPs are determined by multiplying the number of POPs in a 10 MHz license area by 0.25, the number of POPs in a 20 MHz license area by 0.75 and the number of POPs in a 30 MHz license area by one, and reflect the fact that licenses with greater MHz provide greater bandwidth or capacity. License value for each of the companies is the difference between enterprise value and cumulative capital expenditures. Finally, invested capital is the sum of the cumulative capital expenditures and license costs based on public sources. The analysis was performed using share prices as of June 23, 1999.

     The following chart summarizes the results of that analysis:

                               COMBINED   OMNIPOINT AT
                               COMPANY     DEAL PRICE    VOICESTREAM   OMNIPOINT   POWERTEL   AERIAL   SPRINT PCS
                               --------   ------------   -----------   ---------   --------   ------   ----------
Adjusted Enterprise
  Value/2000 Covered POPs....   $90.08       $81.43        $103.84      $68.63      $97.19    $71.54    $186.46
License Value/2000 Covered
  POPs.......................    73.31        66.50          84.03       53.70       61.68     37.03     149.32
Adjusted Enterprise
  Value/Total POPs...........    44.05        40.43          49.65       34.50       85.71     64.08     149.40
License Value/Total POPs.....    33.65        30.83          37.96       24.90       54.00     32.88     118.82
License Value/Weighted
  POPs.......................    51.26        43.62          65.96       35.22       59.35     32.88     147.73
Adjusted Enterprise Value/
  Weighted POPs..............    67.11        57.20          86.27       48.81       94.21     64.08     185.74
PCS Enterprise Value/Invested
  Capital....................      279%         251%           327%        214%        190%      173%       350%

     Goldman Sachs noted that this analysis demonstrated that the merger consideration being paid by VoiceStream resulted in a lower price per Omnipoint POP than VoiceStream's own price per POP. Furthermore, Goldman Sachs noted that this analysis demonstrated that the merger consideration being paid by VoiceStream resulted in a lower price per Omnipoint POP than two of the three selected companies' prices per POP.

DISCOUNTED CASH FLOW ANALYSES

     Goldman Sachs performed an analysis the purpose of which was to compare the percentage in the combined company that the VoiceStream stockholders would own, using discounted cash flow methodologies, to the percentage ownership resulting from the Omnipoint reorganization agreement. Goldman Sachs performed this analysis by determining ranges of enterprise values and equity values for VoiceStream on a stand-alone basis and for Omnipoint based on three different sets of assumptions regarding Omnipoint's future performance. Specifically, Goldman Sachs compared the range of values for VoiceStream on a stand-alone basis based on VoiceStream management's internal model for VoiceStream to Omnipoint on a stand-alone basis based on (1) Omnipoint management's internal model for Omnipoint ("Case A"), (2) VoiceStream management's internal model for Omnipoint ("Case B") and (3) Goldman Sachs' adjustment of Omnipoint management's internal model for Omnipoint giving effect to VoiceStream's operating performance trend ("Case C"). VoiceStream's operating performance trend is based upon, among other things, VoiceStream's historical and projected incremental penetration of its covered POPs.

     The following table presents the ranges of enterprise value and equity value for VoiceStream and each of the three Omnipoint cases and the resulting range of implied ownership of the combined company by VoiceStream stockholders, assuming an all-stock transaction, no conversion of Omnipoint's convertible preferred securities and no investment in VoiceStream by Hutchison, based on forward 2008 EBITDA multiples for VoiceStream ranging from 9.0x to 13.0x, forward 2006 EBITDA multiples for Omnipoint ranging from 9.0x to 13.0x and discount rates ranging from 12% to 16%. Equity value of each of the companies represents the company's enterprise value net of the book value of the company's outstanding net indebtedness. "EBITDA," for purposes of this opinion represents earnings before interest, taxes, depreciation and amortization.

                                                  OMNIPOINT         OMNIPOINT         OMNIPOINT
                               VOICESTREAM         CASE A            CASE B            CASE C
                             ---------------   ---------------   ---------------   ---------------
                                                     (DOLLARS IN MILLIONS)
Enterprise Value...........  $3,220 - $6,096   $4,179 - $7,191   $3,231 - $6,283   $3,758 - $6,704
Equity Value...............   2,541 -  5,417    1,454 -  4,466      506 -  3,558    1,032 -  3,979
Implied VoiceStream
  Ownership................              N/A         55% - 64%         60% - 83%         58% - 71%

     Goldman Sachs noted that this analysis demonstrated that the 59.6% percentage ownership that VoiceStream stockholders would receive based on the Omnipoint reorganization agreement, assuming an all-stock transaction, no conversion of Omnipoint's convertible preferred securities and no investment in VoiceStream by Hutchison, was within the 55% to 71% range of VoiceStream stockholders' percentage ownership in the combined company implied by the range of values described above. Goldman Sachs used the 59.6% percentage ownership which excluded such cash components because it allowed Goldman Sachs to compare the equity values of the two companies on an equivalent basis. Goldman Sachs also noted that the 66.6% percentage ownership for VoiceStream stockholders which would result from the Omnipoint reorganization assuming all Omnipoint stockholders made the standard election was within the 55% to 71% range.

     Goldman Sachs also performed an analysis the purpose of which was to compare a range of discounted values for VoiceStream on a stand-alone basis to a range of discounted values for the combined company based on the three cases for Omnipoint described above. Goldman Sachs performed this analysis by comparing for VoiceStream and the combined company a range of price per share, the implied value per 2004 covered POP and per weighted POP and the implied 2005 EBITDA multiple. The ranges were based on forward EBITDA multiples for VoiceStream ranging from 10.0x to 12.0x and for the combined company ranging from 11.0x to 13.0x and a discount rate of 13%.

                                                                       COMBINED COMPANY
                                                   ---------------------------------------------------------
                                                        CASE A                                  CASE B
                                                                            CASE C            VOICESTREAM
                                  STANDALONE                            OMNIPOINT WITH        MANAGEMENT
                                  VOICESTREAM          OMNIPOINT          VOICESTREAM          MODEL OF
                                  MANAGEMENT          MANAGEMENT            DRIVERS            OMNIPOINT
                               -----------------   -----------------   -----------------   -----------------
Discounted Cash Flow Value
  per Share..................  $  82.76  $  96.32  $  94.61  $ 109.97  $  92.15  $ 107.91  $  81.05  $    95.66
Value per 2004 Covered POP...  $ 211.00  $ 241.00  $ 229.00  $ 259.00  $ 231.00  $ 262.00  $ 220.00  $   248.00
Value per Weighted POP.......  $ 163.00  $ 186.00  $ 158.00  $ 179.00  $ 159.00  $ 180.00  $ 152.00  $   171.00
Implied 2005 EBITDA
  Multiple...................     12.7x     14.4x     13.5x     15.3x     14.8x     16.8x     14.1x       16.0x

     Goldman Sachs noted that this analysis demonstrated that the ranges of discounted values for the combined company were higher than the ranges of discounted values for VoiceStream assuming that VoiceStream never consummated the Omnipoint reorganization, other than with respect to Case B where the ranges were in general comparable.

     Finally, Goldman Sachs performed the same analysis assuming a 10% decrease in average monthly revenue per subscriber and EBITDA margins for each of the companies, as summarized in the following table:

                                                                       COMBINED COMPANY
                                                   ---------------------------------------------------------
                                                        CASE A                                  CASE B
                                                                            CASE C            VOICESTREAM
                                  STANDALONE                            OMNIPOINT WITH        MANAGEMENT
                                  VOICESTREAM          OMNIPOINT          VOICESTREAM          MODEL OF
                                  MANAGEMENT          MANAGEMENT            DRIVERS            OMNIPOINT
                               -----------------   -----------------   -----------------   -----------------
EBITDA Exit Multiple(e)......     10.0x     12.0x     11.0x     13.0x     11.0x     13.0x     11.0x       13.0x
Discounted Cash Flow Value
  per Share..................  $  67.17  $  78.90  $  85.72  $ 100.08  $  83.26  $  98.02  $  72.87  $    86.48
Value per 2004 Covered POP...  $ 182.00  $ 207.00  $ 214.00  $ 242.00  $ 215.00  $ 244.00  $ 204.00  $   231.00
Value per Weighted POP.......  $ 141.00  $ 207.00  $ 148.00  $ 167.00  $ 149.00  $ 141.00  $ 141.00  $   159.00
Implied 2005 EBITDA
  Multiple...................     12.8x     14.5x     13.5x     15.2x     14.9x     16.9x     14.2x       16.0x

     Goldman Sachs again noted that this analysis demonstrated that the ranges of discounted values for the combined company were higher than the ranges of discounted values for VoiceStream assuming that VoiceStream never consummated the Omnipoint reorganization, other than with respect to Case B where the ranges were in general comparable.

RELATIVE CONTRIBUTION ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to determine how the contribution of VoiceStream and Omnipoint to the combined company, based on various factors described below, compared to the percentage ownerships of the combined company by the stockholders of each of VoiceStream and Omnipoint which would result from the Omnipoint reorganization agreement. The following table presents the contribution analysis of VoiceStream and Omnipoint for the year 2006 to the combined company's equity free cash flows based on three scenarios:
(1) Omnipoint management's internal model for Omnipoint, (2) VoiceStream management's internal model for Omnipoint and (3) Goldman Sachs' adjustment for Omnipoint management's internal model for Omnipoint giving effect to VoiceStream's operating performance trend (Cases A, B and C described above). Equity free cash flows represent the combined company's EBITDA adjusted for changes in the combined company's working capital and less capital expenditures and financing costs.

                                                            VOICESTREAM   OMNIPOINT
                                                            -----------   ---------
2006 Case A...............................................      49%          51%
2006 Case B...............................................      60           40
2006 Case C...............................................      55           45

     Goldman Sachs noted that this analysis demonstrated that the 59.6% percentage ownership that VoiceStream stockholders would receive based on the Omnipoint reorganization agreement, assuming an all-stock transaction, no conversion of Omnipoint's preferred securities and no investment in VoiceStream by Hutchison, was within the range of VoiceStream's contribution to the combined company's equity free cash flows of 49% to 60% described above. Goldman Sachs used the 59.6% percentage ownership which excluded such cash components in order to be able to analyze the equity value of the two companies on an equivalent basis. Goldman Sachs also noted that this range of VoiceStream's contribution to the combined company's equity free cash flows compared favorably to the 66.6% percentage ownership for VoiceStream stockholders which would result from the Omnipoint reorganization agreement assuming all Omnipoint stockholders made the standard election.

     The following table presents the contribution analysis of VoiceStream and Omnipoint to the combined company's 1998 and estimated 1999 and 2000 revenue and subscribers and current total and weighted POPs and estimated 2000 covered POPs. Revenue and subscriber information for 1999 and 2000 and 2000 covered POPs for VoiceStream are from VoiceStream management estimates and for Omnipoint are from Omnipoint management estimates. The analysis is based upon the enterprise value of VoiceStream and Omnipoint and, therefore, does not take into account the outstanding indebtedness of either company.

                                                            VOICESTREAM   OMNIPOINT
                                                            -----------   ---------
1998 Revenue..............................................      49%          51%
1999E Revenue.............................................      51           49
2000E Revenue.............................................      50           50
1998 Subscribers..........................................      46           54
1999E Subscribers.........................................      50           50
2000E Subscribers.........................................      49           51
Total POPs................................................      38           62
Weighted POPs.............................................      34           66
2000E Covered POPs........................................      38           62

     Goldman Sachs noted that this analysis demonstrated that the 59.6% percentage ownership that VoiceStream stockholders would receive based on the Omnipoint reorganization agreement, assuming an all-stock transaction, no conversion of Omnipoint's convertible preferred securities and no investment in VoiceStream by Hutchison, was within the range of VoiceStream's contribution to the combined company, based on the various factors listed above, of 34% to 60%. Goldman Sachs used the 59.6% percentage ownership which excluded such cash components in order to be able to analyze the equity value of the two companies on an equivalent basis. Goldman Sachs also noted that this range of VoiceStream's contribution to the combined company, based on the various factors listed above, compared favorably to the 66.6% percentage ownership for VoiceStream stockholders which would result from the Omnipoint reorganization assuming all Omnipoint stockholders made the standard election.

TRANSACTION PREMIUM ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to assess the premiums represented by the consideration to be paid in the Omnipoint reorganization in light of the actual price per Omnipoint POP represented by the merger consideration. Goldman Sachs performed this analysis based on the Omnipoint common stock price at points or over periods of time and based on the Omnipoint historical price per POP based on June 23, 1999 stock prices. Goldman Sachs compared the stock price of VoiceStream common stock and Omnipoint common stock on the basis of the respective closing prices on June 23, 1999. Based on those stock prices and an assumed consideration per share of Omnipoint common stock of a fraction of a share of VoiceStream common stock equal to 0.825 and $8.00 in cash, the implied transaction price per share of Omnipoint common stock was $32.34. Goldman Sachs also compared the historical stock prices of VoiceStream common stock and Omnipoint common stock on the basis of the respective closing stock prices per share on June 23, 1999, and the respective closing stock prices and period averages or highs for the prior 10 days, three months and 52 weeks.

     The following table presents the premiums over the Omnipoint common stock prices at such times or for such period implied by the merger consideration and the VoiceStream common stock price at June 23, 1999:

                                                     IMPLIED PRICE
                                                 PER SHARE OF OMNIPOINT
                  DATE/PERIOD                         COMMON STOCK        PREMIUM PAID
                  -----------                    ----------------------   ------------
June 23, 1999..................................          $20.81                55%
10-day average.................................           18.31                77
3-month average................................           16.06               101
52-week high...................................           25.38                27

     The following table presents the premiums over the Omnipoint historical price per POP implied by the merger consideration for estimated 2000 covered POPs and current total and weighted POPs.

                                                                                                JUNE 23,
                                       JUNE 23,                                                   1999
                                      1999 PRICE   IMPLIED DEAL    PREMIUM TO                   PRICE PER
                          OMNIPOINT      PER        PRICE PER     JUNE 23, 1999   VOICESTREAM    VOICE-
                          POPS (IN    OMNIPOINT     OMNIPOINT       OMNIPOINT      POPS (IN      STREAM
                          MILLIONS)      POP           POP            PRICE        MILLIONS)       POP
                          ---------   ----------   ------------   -------------   -----------   ---------
2000 Covered POPs.......     53.1       $68.63        $81.43           19%           32.2        $103.84
Total POPs..............    114.6        34.50         40.43           17            71.3          49.65
Weighted Total POPs.....     81.0        48.81         57.20           17            41.0          86.27

     Goldman Sachs noted the following concerning the results of this analysis. Although the consideration to be paid in the Omnipoint reorganization represented a range of premiums over Omnipoint's common stock price of 27% to 101% and over Omnipoint's price per POP of 17% to 19%, the actual price per Omnipoint POP represented by the merger consideration was lower than VoiceStream's price per POP.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to VoiceStream or Omnipoint or the Omnipoint reorganization. The analyses were prepared solely for purposes of Goldman Sachs providing its opinion to the VoiceStream board that, as of the date of such opinion, the merger consideration to be paid by VoiceStream pursuant to the Omnipoint reorganization agreement was fair from a financial point of view to VoiceStream. The analyses do not purport to be appraisals or necessarily reflect the prices at which the business or securities actually may be sold. Analyses based upon forecasts of future results, which are inherently subject to uncertainty, are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. As described above, Goldman Sachs' opinion to the VoiceStream board was one of many factors taken into consideration by the VoiceStream board in making its determination to approve the Omnipoint reorganization agreement.

     The foregoing summary describes material financial analyses used by Goldman Sachs in connection with providing its opinion to VoiceStream's board of directors on June 22, 1999, but does not purport to be a complete description of the analysis performed by Goldman Sachs in connection with that opinion. You should read the entire opinion of Goldman Sachs in Annex B.

     Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. VoiceStream selected Goldman Sachs as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Omnipoint reorganization.

     Goldman Sachs is familiar with VoiceStream having provided certain investment banking services to VoiceStream and its former parent, Western Wireless, from time to time, including having acted as lead managing underwriter of the initial public offering of 12.65 million shares of Western Wireless common stock in May 1996; having acted as lead manager in the public offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due June 2006 of Western Wireless in May 1996; having acted as lead manager in the private offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due February 2007 of Western Wireless in October 1996; having acted as lead manager in the public offering of 13.915 million shares of Western Wireless common stock in April 1998; having acted as Western Wireless' financial advisor in connection with the sale of 19.9% of the outstanding shares of VoiceStream common stock to Hutchison PCS (USA) in February 1998; having acted as VoiceStream's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Omnipoint reorganization agreement; and having acted as co-manager in the private offering of $1.1 billion aggregate principal amount of 10.375% senior notes due November 2009 of VoiceStream and VoiceStream Holdings and $720 million aggregate principal amount of 11.875% senior discount notes due November 2009 of VoiceStream and VoiceStream Holdings in November 1999. Investment funds affiliated with Goldman Sachs have a principal investment in VoiceStream in the amount of 9,730,208 shares of VoiceStream common stock and have the right to designate a nominee for election to VoiceStream's board of directors. Terence O'Toole, a managing director of Goldman Sachs, is a director of VoiceStream. In addition, Goldman Sachs Credit Partners, L.P., an affiliate of Goldman Sachs, has executed a commitment letter to underwrite $500 million of the $3 billion credit facility anticipated to be entered into by VoiceStream Holdings in connection with the Omnipoint reorganization. In addition, Goldman Sachs has provided certain investment banking services to Omnipoint from time to time, including having acted as co-manager in the public offering of 6 million shares of Omnipoint common stock in June 1996; having acted as co-manager in the private offering of $250 million aggregate principal amount of 11.625% senior notes due August 2006 in August 1996; and having acted as co-manager in the private offering of $200 million aggregate principal amount of 11.625% senior notes due August 2006 in November 1996.

     Goldman Sachs provides a full range of financial, advisory and brokerage services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of VoiceStream and Omnipoint for its own accounts and for the account of customers. As of June 17, 1999, Goldman Sachs had a long position of $46.4 million of Omnipoint funded bank loans; a net long position of $7.1 million of Omnipoint unfunded bank loans; a net short position of 214,627 shares of Omnipoint common stock; a short position of 40,000 call options on Omnipoint common stock at an exercise price of $15.00; a long position of 100,000 put options on Omnipoint common stock at an exercise price of $5.00; a long position of $16.5 million face value of Omnipoint convertible preferred stock; and a net short position of $2.0 million aggregate principal amount of Omnipoint 11.652% senior notes due August 2006. As of the same date and in addition to the principal investment referred to above, Goldman Sachs had a long position of $8.5 million of VoiceStream bank loans.

FEE ARRANGEMENT WITH GOLDMAN SACHS

     Pursuant to a letter agreement dated October 7, 1998, VoiceStream engaged Goldman Sachs to act as its financial advisor in connection with a potential transaction involving Omnipoint or another third party. VoiceStream has agreed to pay Goldman Sachs a transaction fee equal to $14,000,000 upon consummation of the Omnipoint reorganization. VoiceStream has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorney's fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws. Goldman Sachs' estimated out-of-pocket expenses relating to the Omnipoint reorganization are $160,972.

RECOMMENDATIONS OF THE OMNIPOINT BOARD; REASONS FOR THE OMNIPOINT REORGANIZATION

     The Omnipoint board has determined that the Omnipoint reorganization agreement and the Omnipoint merger are fair to and in the best interests of Omnipoint's stockholders, has approved the Omnipoint reorganization agreement, and unanimously recommends a vote "FOR" approval of, and adoption of the transactions contemplated by, the Omnipoint reorganization agreement.

     In light of the developing trends in the telecommunications industry and consolidation in the GSM market, the Omnipoint board considered strategic and financial alternatives to raise additional equity. The Omnipoint board believes that the completion of the Omnipoint merger will substantially benefit both Omnipoint and its stockholders. In reaching its decision to approve the Omnipoint reorganization agreement, the Omnipoint board consulted with Omnipoint's financial and legal advisors and senior management and considered numerous factors.

     The following factors were considered to be positive:

     - the Omnipoint board's review of and familiarity with the business, assets, competitive position, and prospects of Omnipoint, including Omnipoint's prospects if it were to continue operating as an independent company;

     - the strategic and financial alternatives available to Omnipoint in the highly competitive wireless communications industry, as well as the attractiveness of a business combination with VoiceStream and the strategic fit between Omnipoint and VoiceStream;

     - the terms of proposed investments or strategic transactions with various third parties with whom Omnipoint had engaged in negotiations since the autumn of 1998;

     - benefits expected to be achieved as a result of combining Omnipoint and VoiceStream, including synergies relating to expanded in-network coverage, economies of scale, product procurement, and financing;

     - a review of the historical operating results of Omnipoint and VoiceStream and the projected operating results of Omnipoint and VoiceStream, individually and in combination;

     - the opinions delivered by Lehman Brothers to the Omnipoint board verbally on June 21, 1999, and in writing on June 23, 1999, to the effect that the consideration offered by VoiceStream to Omnipoint's stockholders in the Omnipoint reorganization, as of those dates, was fair from a financial viewpoint;

     - the substantial per share premium over prevailing market prices for Omnipoint's common stock represented by the VoiceStream proposal;

     - the opportunity for Omnipoint's stockholders who elect to receive and hold VoiceStream Holdings common stock in the Omnipoint merger to continue to retain an interest in the wireless telecommunications market in general through a geographically more diverse and larger combined company;

     - the expectation that the Omnipoint reorganization would be accounted for as a purchase for accounting purposes and would be accomplished on a tax-free basis for federal income tax purposes, except for taxes payable on any cash consideration received by Omnipoint's stockholders in the Omnipoint merger or as a result of proration or of their exercise of dissenters' rights;

     - the arrangements proposed under the Omnipoint reorganization agreement for the expansion of the VoiceStream Holdings board of directors and the designation by Omnipoint of four new members to serve on the VoiceStream Holdings board; and

     - the anticipated purchase by VoiceStream and Hutchison PCS (USA) from Omnipoint of $300 million of Omnipoint equity securities prior to the Omnipoint reorganization.

     In addition, the Omnipoint board of directors considered the following negative factors:

     - the risks that potential synergies and other expected benefits of the Omnipoint reorganization, if consummated, may not be achieved;

     - the possibility that accepting an investment from a different strategic partner could have resulted in subsequently achieving a higher stock price for Omnipoint than the price offered by VoiceStream; and

     - the recognition by the Omnipoint board that, under the terms of the Omnipoint reorganization agreement, under certain circumstances in the event of termination of the reorganization, Omnipoint would be obligated to pay VoiceStream a termination fee of $70 million.

     The Omnipoint board of directors determined that the positive factors outweighed the potential negative factors.

     The foregoing summary addresses the material facts, matters and information considered by the Omnipoint board in connection with its deliberations on the combination of Omnipoint and VoiceStream. In view of the variety of factors considered, the Omnipoint board did not find it practical to and did not make a specific assessment of or otherwise assign relative weights to the specific facts, matters and information considered. The Omnipoint board further believes that no other potential merger candidate provided the compatibility of technology and geographic fit in the markets where VoiceStream and its affiliates operate or will operate, making VoiceStream preferable to other merger candidates. The Omnipoint board adopted the Omnipoint reorganization agreement and approved the transactions contemplated thereby in consideration of all of the facts, matters and information brought to its attention.

     Taking into account all of the material facts, matters and information, including those described above, the Omnipoint board believes that the terms of the Omnipoint reorganization agreement and the transactions provided for therein are fair to and in the best interests of Omnipoint's stockholders.

     THE OMNIPOINT BOARD UNANIMOUSLY RECOMMENDS THAT OMNIPOINT'S STOCKHOLDERS VOTE "FOR" ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, THE OMNIPOINT REORGANIZATION AGREEMENT.

OMNIPOINT FAIRNESS OPINION

     Lehman Brothers acted as financial advisor to the Omnipoint board in connection with the Omnipoint reorganization and delivered its oral opinion to the Omnipoint board at the June 21, 1999 meeting of the Omnipoint board, which was confirmed in writing on June 23, 1999 to the effect that, as of the dates thereof, and based on and subject to the assumptions, limitations and qualifications set forth in the opinion, the consideration to be offered to the Omnipoint common stockholders in the Omnipoint reorganization is fair to such stockholders. Upon advice of Omnipoint and its legal advisors, Lehman Brothers has assumed that the exchange of shares of common stock of Omnipoint pursuant to the Omnipoint reorganization will be pursuant to
Section 351 of the Internal Revenue Code of 1986, as amended, and therefore will be tax free to the stockholders of Omnipoint who receive only VoiceStream Holdings common stock in exchange for their shares of common stock of Omnipoint. See "Material United States Federal Income Tax Consequences of the Omnipoint Reorganization -- Consequences of the Omnipoint Merger."

     The full text of Lehman Brothers' written opinion, dated June 23, 1999, is attached as Annex C to this joint proxy statement-prospectus. Stockholders are urged to, and should read the opinion for a discussion of assumptions made, matters considered and limitations of the review undertaken by Lehman Brothers in rendering its opinion. The summary of the Lehman Brothers opinion set forth in this joint proxy statement-prospectus is qualified in its entirety by reference to the full text of the opinion attached as Annex C. The Lehman Brothers opinion was provided to the Omnipoint board for its use and benefit in connection with its consideration of the Omnipoint reorganization. This opinion was not intended to be and does not constitute a recommendation to any stockholder of Omnipoint with respect to:

     - how any stockholder should vote with respect to the Omnipoint reorganization;

     - the consideration to be offered in connection with the Omnipoint reorganization; or

     - which of the consideration election alternatives stockholders should make.

     No limitations were imposed by Omnipoint on the scope of Lehman Brothers' investigation or the procedures to be followed by Lehman Brothers in rendering its opinion. Lehman Brothers was not requested to and did not make any recommendation to the Omnipoint board as to the form or amount of the consideration to be received by Omnipoint common stockholders, which was determined through arms-length negotiations between the parties. In arriving at its opinion, Lehman Brothers did not ascribe a specific range of values to Omnipoint, but rather made its determination as to the fairness, from a financial point of view, of the consideration to be received by the holders of Omnipoint common stock in the Omnipoint reorganization on the basis of the financial and comparative analyses described below. Lehman Brothers' opinion is for the use and benefit of the Omnipoint board and was rendered to the Omnipoint board in connection with its consideration of the Omnipoint reorganization. Lehman Brothers was not requested to opine as to, and its opinion does not address, Omnipoint's underlying business decision to proceed with or effect the Omnipoint reorganization.

     In connection with the preparation and delivery of its opinion to the Omnipoint board, Lehman Brothers performed a variety of financial and comparative analyses, as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but, rather made qualitative judgements as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Omnipoint and VoiceStream. Any estimates or projections contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

     In arriving at its opinion, Lehman Brothers reviewed and analyzed:

     - the draft Omnipoint reorganization agreement and the specific terms of the proposed Omnipoint reorganization;

     - publicly available information concerning Omnipoint and VoiceStream that Lehman Brothers believed to be relevant to its analysis;

     - financial and operating information with respect to the businesses, operations and prospects of Omnipoint and VoiceStream furnished to Lehman Brothers by Omnipoint and VoiceStream, respectively;

     - a trading history of Omnipoint's common stock from June 17, 1998 to June 18, 1999 and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

     - a trading history of VoiceStream's common stock from May 3, 1999, the date VoiceStream's common stock first began to trade independently from Western Wireless, to the date of the opinion and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

     - a comparison of the historical financial and operating results and financial condition of Omnipoint with those of other companies that Lehman Brothers deemed relevant;

     - a comparison of the historical financial and operating results and financial condition of VoiceStream with those of other companies that Lehman Brothers deemed relevant;

     - a comparison of the financial terms of the proposed Omnipoint reorganization with the financial terms of certain other recent transactions that Lehman Brothers deemed relevant;

     - third party research analysts' estimates, valuation analyses, target prices and investment considerations for Omnipoint and VoiceStream;

     - the terms of the joint ventures with Cook Inlet;

     - the terms of the $957 million Hutchison investments;

     - Omnipoint's current cash flow forecast and limited cash position, its ability to meet its liquidity requirements in the future, and the potential alternatives available to Omnipoint to fund such requirements;

     - the results of Lehman Brothers' efforts to secure a strategic equity investor for Omnipoint and Omnipoint's negotiations with selected potential equity investors; and

     - the terms of interim investing available to Omnipoint in conjunction with the Omnipoint reorganization and a comparison of such terms with the terms of investments by other potential sources of equity available to Omnipoint.

     In addition, Lehman Brothers had discussions with the respective management of Omnipoint and VoiceStream concerning their businesses, operations, assets, financial condition and prospects and undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

     In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of members of management of Omnipoint that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of Omnipoint, upon advice of Omnipoint, Lehman Brothers has assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Omnipoint as to the future financial performance of Omnipoint and that Omnipoint will perform substantially in accordance with such projections. With respect to the financial projections of VoiceStream, upon advice of VoiceStream, Lehman Brothers has assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of VoiceStream as to the future financial performance of VoiceStream and that VoiceStream will perform substantially in accordance with such projections. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of Omnipoint or VoiceStream and did not make or obtain any evaluations or appraisals of the assets or liabilities of Omnipoint or VoiceStream. Upon advice of Omnipoint and its legal advisors, Lehman Brothers has assumed that the exchange of shares of common stock of Omnipoint pursuant to the Omnipoint reorganization will be pursuant to
Section 351 of the Internal Revenue Code of 1986, as amended, and therefore will be tax free to the stockholders of Omnipoint who receive only VoiceStream Holdings common stock in exchange for their shares of common stock of Omnipoint. Lehman Brothers also took into account VoiceStream's view as to the possible tax consequences of the transactions contemplated by the Omnipoint reorganization agreement. Lehman Brothers did not assume that there would be no potential adverse tax consequences to VoiceStream which might result from the transactions contemplated by the Omnipoint reorganization agreement. Rather, Lehman Brothers took into account the possibility that there could be adverse tax consequences implicating the tax indemnification obligations of VoiceStream to Western Wireless and determined that the possibility of any such consequences would not affect its conclusion as to the fairness of the merger consideration. Lehman Brothers' opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of the opinion.

     In addition, Lehman Brothers expressed no opinion as to the prices at which shares of VoiceStream Holdings common stock actually will trade following consummation of the Omnipoint reorganization and this opinion should not be viewed as providing any assurance that the market value of the VoiceStream Holdings common stock to be held by stockholders of Omnipoint after the Omnipoint reorganization will be in excess of the market value of the shares of Omnipoint owned by such stockholders at any time prior to announcement or consummation of the Omnipoint reorganization.

     The following is a summary of the material financial and comparative analyses performed by Lehman Brothers and presented to the Omnipoint board. Certain of the analyses include information presented in tabular or graphic format. In order to fully understand the financial analyses used by Lehman Brothers, the tables and graphs must be read together with the text of each summary. The tables or graphs alone do not constitute a complete description of the financial analyses.

PURCHASE PRICE ANALYSIS

     As of June 21, 1999, Lehman Brothers estimated that the price per share Omnipoint would receive in the Omnipoint reorganization would be $31.07, based on the VoiceStream 10-day volume-weighted average price as of June 18, 1999 of $27.97. This price per share represented a 64.1% premium over the Omnipoint June 18, 1999 closing price of $18.94. As of June 21, 1999, Lehman Brothers estimated that the price per share Omnipoint would receive in the Omnipoint reorganization would be $32.75, based on the VoiceStream closing price per share as of June 18, 1999 of $30.00. This price per share represented a 72.9% premium over the Omnipoint June 18, 1999 closing price of $18.94.

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

DISCOUNTED CASH FLOW ANALYSIS

     Lehman Brothers performed discounted cash flow analyses of the Omnipoint and VoiceStream businesses and then compared the range of valuations implied by such analyses in the case of Omnipoint, to the estimated price per share that Omnipoint shareholders would receive in the Omnipoint reorganization and in the case of VoiceStream, to the closing price of VoiceStream's stock used to derive such estimated price per share. A discounted cash flow analysis is one method used to value businesses and involves an analysis of the present value of projected cash flows of a business for a specified number of years into the future and the present value of the projected value of the business at the end of that period of years. Lehman Brothers performed two separate discounted cash flow cases for Omnipoint, the first based on management projections of cash flows received on June 14, 1999 and the other based on Lehman Brothers' recent equity research analyst's projections of cash flows for Omnipoint.

     In the management discounted cash flow case, Lehman Brothers analyzed Omnipoint's PCS business using a management forecast for the period beginning January 1, 1999 and ending December 31, 2006. Lehman Brothers used discount rates ranging from 13% to 15% and terminal value multiples of estimated 2006 EBITDA ranging from 8.0x to 10.0x. This analysis yielded a range of values for Omnipoint's PCS business of approximately $3.8 billion to $5.3 billion, implying a range of values for Omnipoint common stock of $19 to $43 per share. Lehman Brothers noted that, based on its purchase price analysis, the estimated price per share Omnipoint shareholders would receive in the Omnipoint reorganization as of June 21, 1999, $32.75, fell within the implied range of values determined by this analysis.

     In the research discounted cash flow case, Lehman Brothers analyzed Omnipoint's PCS business using a forecast for the period beginning January 1, 1999, and ending December 31, 2007. Lehman Brothers applied the same discount rates and terminal value multiples in the research discounted cash flow case as in the management discounted cash flow case. The research discounted cash flow case yielded an enterprise value range of approximately $3.4 billion to $4.9 billion and a range of values for Omnipoint common stock of $13 to $38 per share. Lehman Brothers noted that the estimated price per share of $32.75 fell within the range of values.

     Lehman Brothers analyzed VoiceStream's business using a management forecast of cash flow for the period beginning January 1, 1999 and ending December 31, 2008. Lehman Brothers used discount rates ranging from 12% to 14% and terminal value multiples of estimated 2008 EBITDA ranging from 8.0x to 10.0x. This analysis yielded a range of values for VoiceStream's business of approximately $3.1 billion to $4.6 billion, implying a range of values for VoiceStream common stock of $24 to $40 per share. Lehman Brothers noted that the estimated price per share of $32.75 fell within this range of values.

PEER GROUP COMPARISON

     Lehman Brothers performed a peer group comparison analysis to consider and compare different prices per POP that have been attributed to Omnipoint's, VoiceStream's and the peer group's POPs in order to determine how the market valuations of Omnipoint and VoiceStream compared to their peer companies. Lehman Brothers compared certain financial statistics of Omnipoint with corresponding financial statistics for the following six PCS companies:

     - Aerial

     - Microcell

     - Nextel

     - Powertel

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

     - Sprint PCS

     - VoiceStream

     Lehman Brothers compared certain financial statistics of VoiceStream with corresponding financial statistics for the following six PCS companies:

     - Aerial

     - Microcell

     - Nextel

     - Omnipoint

     - Powertel

     - Sprint PCS

     Lehman Brothers analyzed, among other things, firm value (the market valuation of a company's stock plus the amount of its outstanding debt less the amount of cash it has on hand) as a multiple of total POPs (the number of persons within the companies' license coverage areas); built POPs (the number of persons within the companies' built network coverage area); covered POPs (the number of persons within the companies' operating network coverage area); and weighted POPs (the total persons within the companies' license coverage area adjusted for MHz bandwidth capacity of the coverage area). As of June 18, 1999, the statistics derived from this analysis are set forth below:

                                                   OMNIPOINT PEER GROUP COMPARISON
                                       -------------------------------------------------------
                                       MEAN    MEAN EXCL. NEXTEL AND SPRINT PCS     OMNIPOINT
                                       ----    --------------------------------    -----------
Firm Value/Total POPs................  $73                   $ 50                      $38
Firm Value/Built POPs................  $80                   $ 61                      $62
Firm Value/Covered POPs..............  $142                  $108                      $76
Firm Value/Weighted POPs.............  $105                  $ 61                      $51

                                                  VOICESTREAM PEER GROUP COMPARISON
                                       -------------------------------------------------------
                                       MEAN    MEAN EXCL. NEXTEL AND SPRINT PCS    VOICESTREAM
                                       ----    --------------------------------    -----------
Firm Value/Total POPs................  $71                   $47                      $ 50
Firm Value/Built POPs................  $78                   $57                      $ 75
Firm Value/Covered POPs..............  $122                  $74                      $177
Firm Value/Weighted POPs.............  $99                   $52                      $ 88

     Lehman Brothers noted that the market valuation of Omnipoint (based upon the trading multiples of Omnipoint's stock) were generally lower than its peer companies when Nextel and Sprint PCS were included and generally in line with its peer companies when Nextel and Sprint PCS were excluded. Lehman Brothers also noted that the market valuation of VoiceStream (based upon the trading multiples of VoiceStream's stock) were generally in line with its peer companies when Nextel and Sprint PCS were included and generally higher than its peer companies when Nextel and Sprint PCS were excluded.

     Because of the inherent differences in the businesses, operations, financial conditions and prospects of Omnipoint and VoiceStream and the comparable companies, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the comparable companies analysis, and, accordingly, also made qualitative judgements concerning differences between the characteristics of the comparable companies and Omnipoint and VoiceStream, respectively, that would affect the trading values of Omnipoint, VoiceStream and the comparable companies. In particular, Lehman Brothers considered the size and desirability of the markets of operation and current levels and historical rates of growth of Omnipoint, VoiceStream and their respective comparable companies.

     The statistics contained in the center columns of the tables above omit data concerning Nextel and Sprint PCS. This data was omitted because of differences identified by Lehman Brothers in the businesses of Nextel and Sprint PCS on the one hand, and VoiceStream, Omnipoint and the other members of the peer group on the other including, without limitation, the fact that Nextel and Sprint PCS offered substantially nationwide networks and coverage, while Omnipoint, VoiceStream and the other peer group companies offered principally regional networks and coverage.

SELECTED COMPARABLE PRECEDENT TRANSACTION ANALYSIS

     As part of its analysis, Lehman Brothers reviewed the following ten transactions involving domestic PCS and wireless companies since 1996 in order to compare the prices paid in these transactions with the price being paid to Omnipoint stockholders in the Omnipoint reorganization:

     - April 1999 -- Sprint PCS/Cox Communications

     - September 1998 -- Sonera/Aerial

     - April 1998 -- AirTouch/U.S. WEST (PrimeCo)

     - March 1999 -- Triton PCS/AT&T Wireless

     - February 1998 -- AT&T Wireless/Cincinnati Bell

     - January 1998 -- Sprint PCS/APC

     - October 1997 -- Hutchison Whampoa/Western Wireless

     - December 1996 -- Deutsche Telekom/APC

     - March 1996 -- Powertel (Intercel)/GTE Mobilnet

     - January 1996 -- Western Wireless/GTE Mobilnet

     For each of these, Lehman Brothers reviewed the prices paid and calculated the enterprise value as a multiple of total POPs. This analysis indicated multiples ranging from $17 to $158 per POP for these transactions, with an overall mean per POP multiple of $66. Lehman Brothers also evaluated the mean per POP multiples excluding the GTE transactions, and the mean per POP multiples excluding the GTE transactions, the Sprint PCS/Cox Communications transaction and the APC transactions, resulting in $77 and $43 mean per POP multiples, respectively. The multiple per Omnipoint POP being paid by VoiceStream in the Omnipoint reorganization is approximately $45.00 which is generally in line with these other transactions.

     Because the reasons for and the circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between the businesses, operations and prospects of Omnipoint and the businesses, operations and prospects of the acquired companies included in the selected transactions, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the precedent transactions analysis, and accordingly also made qualitative judgements concerning differences between the characteristics of these transactions and the Omnipoint reorganization that would affect the acquisition values of Omnipoint and such acquired companies. In particular, Lehman Brothers considered the size and desirability of the markets of operation, the strategic fit of the acquired company, the form of consideration offered and the tax characteristics of the transaction.

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

HISTORICAL PUBLIC MARKET TRADING ANALYSIS

     Lehman Brothers reviewed the recent stock price performance of Omnipoint based on an analysis of the historical closing prices from June 18, 1998 to June 18, 1999 in order to compare it to the estimated price per share each Omnipoint stockholder would receive in the Omnipoint reorganization. The following table lists the low, average and high daily closing prices of shares of Omnipoint common stock for the periods indicated.

              HISTORICAL OMNIPOINT COMMON STOCK PRICES
              ----------------------------------------
Close (6/18/99).............................................  $18.94
52-Week Low.................................................  $ 5.00
52-Week High................................................  $25.00

                                    [GRAPH]

     Lehman Brothers noted that the estimated price per share of $32.75 that each Omnipoint stockholder would receive in the Omnipoint reorganization was higher than Omnipoint's closing common stock price on June 18, 1999, Omnipoint's 52-week low common stock price and Omnipoint's 52-week high common stock price.

     Lehman Brothers also reviewed the recent stock price performance of VoiceStream based on an analysis of the historical closing prices from May 3, 1999 to June 18, 1999 in order to compare it to VoiceStream's stock price at the time of announcement of the Omnipoint reorganization. The following table lists the low, average and high daily closing prices of shares of VoiceStream common stock for the periods indicated.

             HISTORICAL VOICESTREAM COMMON STOCK PRICES
             ------------------------------------------
10-Day June 7 to June 18 Volume-Weighted Average Price......  $27.97
Close (6/18/99).............................................  $30.00
52-Week Low.................................................  $20.50
52-Week High................................................  $33.06

                                    [GRAPH]

     Lehman Brothers noted that VoiceStream's stock generally traded within the range of its average closing price over the 10 days preceding announcement of the Omnipoint reorganization and of its closing price on the day prior to the announcement of the Omnipoint reorganization.

COMPARATIVE STOCK PRICE PERFORMANCE

     As part of its analysis, Lehman Brothers reviewed the recent price performance of Omnipoint common stock from June 18, 1998 to June 18, 1999 and compared this performance with that of a group of the following six PCS companies over the same time period:

     - Aerial

     - Microcell

     - Nextel

     - Powertel

     - Sprint PCS

     - VoiceStream

                                    [GRAPH]

     Lehman Brothers noted that Omnipoint common stock traded at a discount relative to its peers over much of this period.

     As part of its analysis, Lehman Brothers also reviewed the recent price performance of VoiceStream common stock from May 3, 1999 to June 18, 1999 and compared this performance with that of a group of the following six PCS companies over the same time period:

     - Aerial

     - Microcell

     - Nextel

     - Omnipoint

     - Powertel

     - Sprint PCS

                                    [GRAPH]

     Lehman Brothers noted that VoiceStream common stock traded at a premium relative to its peers during this period.

     Lehman Brothers has acted as financial advisor to Omnipoint in connection with the Omnipoint reorganization and will receive a fee for its services which is contingent upon the consummation of the Omnipoint reorganization. In addition, Omnipoint has agreed to indemnify Lehman Brothers for certain liabilities that may arise out of the rendering of its opinion. In the ordinary course of its business, Lehman Brothers actively trades in the debt and equity securities of Omnipoint for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

FEE ARRANGEMENTS WITH LEHMAN BROTHERS AND ALLEN & CO.

     Pursuant to a letter agreement dated October 28, 1998, Omnipoint engaged Lehman Brothers to act as its financial advisor in connection with any opportunities for investment in or sale of Omnipoint. Pursuant to a letter dated June 22, 1999, Omnipoint formalized the engagement of Allen & Co. whereby it had been acting as a financial advisor to Omnipoint since 1997 in connection with any opportunities for investment in or sale of Omnipoint. Omnipoint has agreed to pay Allen & Co. $7.5 million upon consummation of the Omnipoint reorganization for work related to seeking a strategic partner begun in 1997, and to pay Lehman Brothers $3.5 million for work since October 1998, upon consummation of the Omnipoint reorganization. In addition, Omnipoint retained Lehman Brothers as the lead manager for its $205 million high yield debt offering in September 1999, for which Lehman received approximately $4.5 million. Omnipoint also has agreed to reimburse Lehman

Brothers and Allen & Co. for their reasonable out-of-pocket expenses, including attorney's fees, and to indemnify them against certain liabilities.

AGREEMENT TO VOTE IN FAVOR OF THE OMNIPOINT REORGANIZATION

     Stockholders of VoiceStream currently holding the right to vote approximately 40% of the outstanding shares of VoiceStream and stockholders of Omnipoint currently holding the right to vote approximately 28% of the outstanding shares of Omnipoint have entered into an agreement to vote in favor of the Omnipoint reorganization. For a discussion of this agreement, see "The Special Meetings -- Agreement to Vote in Favor of the Omnipoint Reorganization."

TIMING OF CLOSING

     The closing of the Omnipoint reorganization will occur on the fifth business day following the day on which the last of the conditions set forth in the Omnipoint reorganization agreement has been satisfied or waived, unless VoiceStream and Omnipoint agree to a different date. Upon closing of the VoiceStream and Omnipoint mergers, the parties will file required certificates of merger with the Secretary of State of Delaware and the Secretary of State of Washington, at which time the VoiceStream and Omnipoint mergers will be effective.

ACCOUNTING TREATMENT

     The Omnipoint reorganization will be accounted for using the purchase method of accounting with VoiceStream Holdings becoming the successor company to VoiceStream and Omnipoint. Under the purchase method of accounting, the purchase price will be allocated among the Omnipoint assets and liabilities. The excess of purchase price over the fair value of the identifiable tangible assets and liabilities acquired will be recorded as intangible assets and amortized on a straight-line basis over a period not to exceed 40 years. The assets and liabilities of VoiceStream will be reflected in our financial statements at their historical cost basis. Earnings of VoiceStream Holdings subsequent to the date of the Omnipoint reorganization will be reduced by the amortization of intangible assets. See "Financial Information -- Unaudited Pro Forma Condensed Combined Financial Statements."

TRANSACTION COSTS

     Anticipated non-recurring charges to VoiceStream Holdings as a result of the Omnipoint reorganization are estimated to be approximately $30.5 million. This includes transaction costs to be paid by Omnipoint of approximately $11 million related to investment banking fees and $1.5 million related to legal, accounting and employee separation costs which will be expensed as incurred by Omnipoint. This total also includes non-recurring costs to be paid by VoiceStream of $14 million related to investment banking fees, and $4 million related to legal, accounting and other transaction fees, which will be considered as part of the purchase price.

DISSENTERS' RIGHTS OF APPRAISAL

     VoiceStream common stockholders who dissent from the VoiceStream merger and follow certain statutory procedures have the right under the Washington Business Corporation Act to demand payment in cash for the fair value of their VoiceStream common stock, calculated as of the day prior to the effective time. The VoiceStream merger will occur at the time of the first to occur of the Omnipoint reorganization or the Aerial reorganization. Since it is uncertain which reorganization will occur first, VoiceStream common stockholders must vote against both reorganizations if they intend to exercise their dissenters' rights of appraisal in connection with the VoiceStream merger.

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     Holders of Omnipoint common stock who dissent from the Omnipoint merger and follow certain statutory procedures have the right under the Delaware General Corporation Law to receive payment in cash for the fair value of their Omnipoint common stock.

     See "The Special Meetings--Dissenters' Rights of Appraisal" and Annexes I and J hereto which set forth the text of the applicable sections of the Washington Business Corporation Act and Delaware General Corporation Law.

COOK INLET TRANSACTIONS

     All Omnipoint C and F Block licenses, together with assets and liabilities associated with these licenses, will be transferred to Cook Inlet/VoiceStream GSM II PCS, LLC and Cook Inlet/VoiceStream GSM III PCS, LLC at the closing of the Omnipoint reorganization pursuant to separate purchase agreements with Omnipoint. Cook Inlet/VoiceStream GSM II and III are limited liability companies and are eligible to hold C and F Block licenses issued by the FCC. Cook Inlet, through its wholly owned subsidiary Cook Inlet GSM, Inc., is the managing member of each of Cook Inlet/VoiceStream GSM II and III.

     Prior to becoming a subsidiary of VoiceStream Holdings, Omnipoint will contribute to Cook Inlet/VoiceStream GSM II C and F Block licenses for 54 BTA markets together with certain associated assets. The licenses contributed to Cook Inlet/VoiceStream GSM II include licenses for Philadelphia, which is a significant Omnipoint market currently in operation. In consideration for such licenses and assets, Cook Inlet/VoiceStream GMS II will issue to Omnipoint Class B membership interests in Cook Inlet/VoiceStream GSM II entitling Omnipoint to a 49.9% interest in Cook Inlet/VoiceStream GSM II and an initial capital account of $85.7 million. Cook Inlet/VoiceStream GSM II will also assume liabilities of Omnipoint associated with such licenses and assets.

     The Cook Inlet/VoiceStream GSM II purchase agreement also provides as follows:

     - amounts payable to the FCC for licenses shall not exceed the total indebtedness incurred for the purchase of the licenses, approximately $220 million;

     - indebtedness to vendors shall not exceed approximately $130 million plus any indebtedness incurred after the date of the Cook Inlet/VoiceStream GSM II purchase agreement in the ordinary course;

     - the liabilities of Omnipoint to be assumed by Cook Inlet/VoiceStream GSM II shall not exceed the amount such that, when netted, together with other debt assumed by Cook Inlet/VoiceStream GSM II, against the value of the licenses and assets, the value of the licenses and assets are less than $85.7 million; and

     - prior to the consummation of the sale by Omnipoint, Cook Inlet GSM, Inc. shall have contributed at least $60 million to Cook Inlet/VoiceStream GSM II.

     In conjunction with the Cook Inlet/VoiceStream GSM II purchase agreement and formation of Cook Inlet/VoiceStream GSM II, VoiceStream Holdings agreed to grant to Cook Inlet certain rights to exchange Cook Inlet's interest in Cook Inlet/VoiceStream GSM II for VoiceStream Holdings common stock during the 30-day period beginning five years after the issuance date of the licenses held by Cook Inlet/VoiceStream GSM II.

     Pursuant to the Cook Inlet/VoiceStream GSM III purchase agreement, Omnipoint agreed to contribute to Cook Inlet/VoiceStream GSM III certain C and F Block licenses for 34 BTA markets. In consideration for such contribution, Cook Inlet/VoiceStream GSM III will issue to Omnipoint Class B membership interests in Cook Inlet/VoiceStream GSM III entitling Omnipoint to a 49.9%

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interest in Cook Inlet/VoiceStream GSM III and an initial capital account of
$21.4 million. Cook Inlet/VoiceStream GSM III will also assume liabilities of Omnipoint associated with such licenses.

     The Cook Inlet/VoiceStream GSM III purchase agreement also provides as follows:

     - liabilities of Omnipoint to be assumed by Cook Inlet/VoiceStream GSM III shall not exceed the amount such that, when netted against the actual price paid for the licenses approximately $45 million, the value of the licenses are less than $21.4 million; and

     - prior to the consummation of the sale by Omnipoint, Cook Inlet GSM, Inc. shall have contributed at least $15 million to Cook Inlet/VoiceStream GSM III.

     In conjunction with the Cook Inlet/VoiceStream GSM III purchase agreement and formation of Cook Inlet/VoiceStream GSM III, VoiceStream Holdings agreed to grant to Cook Inlet certain rights to exchange Cook Inlet's interest in Cook Inlet/VoiceStream GSM III for VoiceStream Holdings common stock during the 30-day period beginning five years after the issuance date of the licenses held by Cook Inlet/VoiceStream GSM III.

     As a result of the transfers to Cook Inlet/VoiceStream GSM II and III, VoiceStream's net share of the revenues and expenses of markets operated by Cook Inlet/VoiceStream GSM II and III will be reflected using the equity method of accounting on a single line in VoiceStream Holding's consolidated operating statements. Also, we will not be in a position to control the PCS systems in the markets covered by the transferred licenses unless we own other licenses covering such markets. Cook Inlet/VoiceStream GSM II and III will have entered into agreements allowing operation of such markets under the VoiceStream brand name, however, and we expect to provide technical services to help serve customers in such markets. Based on the experience of VoiceStream in dealing with other Cook Inlet entities holding licenses and operating under the VoiceStream brand, we expect customers will be provided with services and products comparable to our own, and we will realize the benefits of having the VoiceStream brand extended into markets we would otherwise not be able to serve.

     Stockholders will benefit from our joint venture investments because of the additional market size afforded by the VoiceStream brand's availability in a greater number of markets. However, since results will be accounted for using the equity method of accounting, our net share of the revenues and expenses of such joint ventures will be reflected on a single line in our consolidated statement of operations.

HUTCHISON INVESTMENTS

     At the same time that we entered into the Omnipoint reorganization agreement, Hutchison Telecommunications Limited, Hutchison PCS (USA) and VoiceStream Holdings entered into agreements providing for the $957 million Hutchison investments. In the $957 million Hutchison investments, Hutchison PCS
(USA) agreed to purchase shares of VoiceStream Holdings common stock for a purchase price of $29.00 per share and shares of VoiceStream Holdings 2.5% Convertible Junior Preferred Stock, for a purchase price of $100,000 per share. The total purchase price of the VoiceStream Holdings common stock and the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock will be $957 million, consisting of $807 million in cash and $150 million in shares of Omnipoint Series A Preferred Stock purchased by Hutchison PCS (USA) from Omnipoint under a securities purchase agreement. The Omnipoint Series A Preferred Stock or all shares of Omnipoint common stock obtained prior to the Omnipoint reorganization on conversion of the Omnipoint Series A Preferred Stock, will be exchanged in connection with the Omnipoint reorganization for VoiceStream Holdings common stock at a conversion price of $29.00 per share. Hutchison PCS (USA) has the right to determine the allocation between VoiceStream Holdings common stock and VoiceStream Holdings 2.5% Convertible Junior Preferred Stock that it will hold so long as it holds at

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least 18.6% of the total number of outstanding shares of VoiceStream Holdings common stock immediately after the closing of the Omnipoint reorganization.

     VoiceStream Holdings entered into the $957 million Hutchison investments because it believed that in order to successfully merge with Omnipoint, which was and remains substantially leveraged, VoiceStream Holdings would need additional equity. If the entire $957 million is used to purchase or is converted into VoiceStream Holdings common stock, at the completion of the Omnipoint reorganization, the total number of shares of VoiceStream Holdings common stock purchased as part of the $957 million Hutchison investments will be 33 million shares. After giving effect to the Omnipoint reorganization, the Aerial reorganization, the $957 million Hutchison investments and the $500 million Sonera investment in VoiceStream Holdings, Hutchison PCS (USA) would own 55,899,252 shares, approximately 23% of VoiceStream Holdings common stock. The consummation of the purchases under this subscription agreement will take place in connection with the completion of the Omnipoint reorganization.

     The VoiceStream Holdings 2.5% Convertible Junior Preferred Stock has no voting rights, ranks senior to the VoiceStream Holdings common stock but junior to any other series or class of VoiceStream Holdings preferred stock which may be issued, provides for a 2.5% cumulative dividend payable at maturity 40 years from the date of issuance, and may not be redeemed by VoiceStream Holdings, other than a mandatory redemption from a holder whose ownership of these shares may result in the loss of a license or franchise from any governmental agency. The VoiceStream Holdings 2.5% Convertible Junior Preferred Stock is convertible at any time by Hutchison PCS (USA) at $29.00 a share. Hutchison PCS (USA) cannot require VoiceStream Holdings to redeem these shares prior to maturity. Upon conversion of the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock any cumulative dividend outstanding on the shares so converted will be canceled. Upon a change of control of VoiceStream Holdings, VoiceStream Holdings has the right to require the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock to be converted into VoiceStream Holdings common stock.

HUTCHISON STANDSTILL AGREEMENT

     In connection with the $957 million Hutchison investments, Hutchison PCS
(USA) and certain of its affiliates entered into a standstill agreement with VoiceStream Holdings. With exceptions, this agreement provides that, for a period of five years after the completion of the Omnipoint reorganization, the beneficial ownership of VoiceStream Holdings common stock by Hutchison PCS (USA) and their affiliates will not exceed:

     - 35% during the first two years after the Omnipoint reorganization, or 33% if the aggregate number of outstanding shares of VoiceStream Holdings common stock exceeds 200 million;

     - 36% during the third year after the Omnipoint reorganization; and

     - 40% during the fourth and fifth years after the Omnipoint reorganization.

     Among other things, this agreement also:

     - prohibits Hutchison PCS (USA) and its affiliates from, in certain circumstances, participating in a proxy contest, tender offer, exchange offer or other transaction relating to a change of control of VoiceStream Holdings;

     - provides Hutchison PCS (USA) a preemptive right with respect to future VoiceStream Holdings equity issuances; and

     - entitles Hutchison PCS (USA) to maintain its percentage ownership level in VoiceStream Holdings and to certain registration rights.

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$500 MILLION SONERA INVESTMENT IN VOICESTREAM HOLDINGS

     On September 17, 1999, VoiceStream Holdings and Sonera entered into an agreement providing for the $500 million Sonera investment in VoiceStream Holdings. In the $500 million Sonera investment in VoiceStream Holdings, Sonera agreed to invest $500 million directly in VoiceStream Holdings at the closing of the Omnipoint reorganization by purchasing 8,771,930 shares of VoiceStream Holdings common stock at a price of $57.00 per share. The $500 million Sonera investment in VoiceStream Holdings is desirable to us in light of the fact that Omnipoint is substantially leveraged, and the $500 million Sonera investment in VoiceStream Holdings will provide us with additional equity.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE OMNIPOINT REORGANIZATION

CONSEQUENCES OF THE VOICESTREAM MERGER

     The following is a discussion of the material United States federal income tax consequences of the VoiceStream merger to holders of VoiceStream common stock. It does not address all aspects of United States federal income taxation that may be important to you in light of your particular circumstances. For example, it does not address tax consequences that may apply to you if you are a taxpayer that is subject to special treatment under the federal income tax laws, such as a bank, financial institution, broker-dealer, insurance company, foreign person, or tax-exempt entity, or if you acquired your VoiceStream common stock by exercising employee stock options or otherwise as compensation or through a tax-qualified retirement plan. It also does not address any aspect of state, local or foreign taxation or any consequences to you if, in addition to holding VoiceStream common stock, you own stock in Omnipoint or Aerial. The discussion assumes that you will hold your VoiceStream common stock as a capital asset at the closing of the VoiceStream merger.

     You are urged to consult with your own tax advisor concerning the tax consequences of the VoiceStream merger to you.

     Consummation of the VoiceStream merger is conditioned upon, among other things, VoiceStream having received the opinion of Jones, Day, Reavis & Pogue, dated the effective date of the Omnipoint reorganization, stating that on the basis of the facts, representations, and assumptions set forth in such opinion:

     - the VoiceStream merger will qualify as a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and each of VoiceStream, VoiceStream Holdings and, in the case of a reorganization described in section 368(a)(2)(E) of the Code, the VoiceStream Holdings subsidiary which is a party to the VoiceStream merger, will be a party to the reorganization within the meaning of section 368(b) of the Code, or

     - the VoiceStream merger will be treated as a transfer of property by the VoiceStream stockholders, other than dissenting stockholders, to VoiceStream Holdings described in section 351(a) of the Code.

     Assuming that the VoiceStream merger is consummated in accordance with the terms of the Omnipoint reorganization agreement or, if the Omnipoint reorganization has not previously occurred, in accordance with the terms of the Aerial reorganization agreement, and as described in this joint proxy statement-prospectus, and assuming that the representations and assumptions set forth in the opinion referred to above will be true, correct, and complete at the effective time of the VoiceStream merger, it is the opinion of Jones, Day, Reavis & Pogue that under current law:

     - the VoiceStream merger will qualify as a reorganization described in section 368(a) of the Code, and each of VoiceStream, VoiceStream Holdings, and, in the case of a reorganization

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

       described in section 368(a)(2)(E) of the Code, the VoiceStream Holdings subsidiary which is a party to the VoiceStream merger will be a party to the reorganization within the meaning of section 368(b) of the Code; and

     - holders of VoiceStream common stock who exchange such common stock for VoiceStream Holdings common stock in the VoiceStream merger will not recognize gain or loss for United States federal income tax purposes.

     This conclusion is based on the Code, Treasury regulations promulgated thereunder, administrative rulings and practice, and judicial precedent, all as of the date hereof. All of these authorities are subject to change, possibly with retroactive effect. Any change in any of these authorities or failure of the representations and assumptions to be true, correct and complete in all material respects at the effective time of the VoiceStream merger could alter the tax consequences to VoiceStream and VoiceStream's stockholders discussed herein. The parties will not request, and the VoiceStream merger is not conditioned upon, a ruling from the IRS as to any of the United States federal income tax consequences of the VoiceStream merger. As a result, there can be no assurance that the IRS will not disagree with or challenge any of the conclusions concerning the VoiceStream merger set forth in this discussion.

     Consistent with the VoiceStream merger qualifying as a reorganization described in section 368(a) of the Code, for United States federal income tax purposes:

     - each holder's aggregate tax basis in the VoiceStream Holdings common stock received in the VoiceStream merger will be the same as his or her aggregate tax basis in the VoiceStream common stock surrendered in the merger;

     - the holding period of the VoiceStream Holdings common stock received in the VoiceStream merger by a holder of VoiceStream common stock will include the holding period of the VoiceStream common stock that he or she surrendered in the VoiceStream merger; and

     - no gain or loss will be recognized by VoiceStream, VoiceStream Holdings, or the VoiceStream Holdings subsidiary which is a party to the VoiceStream merger as a result of the VoiceStream merger.

     A holder of VoiceStream common stock who receives cash in exchange for his VoiceStream common stock pursuant to the exercise of appraisal rights will recognize capital gain or loss equal to the difference between the tax basis of the VoiceStream common stock surrendered and the amount of cash received therefor. Such capital gain or loss will constitute long-term capital gain or loss if the VoiceStream common stock has been held for more than one year at the effective time of the VoiceStream merger. Gain or loss must be calculated separately for each block of VoiceStream common stock surrendered, that is, for shares of VoiceStream common stock acquired at the same time in a single transaction.

CONSEQUENCES OF THE OMNIPOINT MERGER

     The following is a discussion of the material United States federal income tax consequences of the Omnipoint merger to holders of:

     - Omnipoint common stock;

     - certain warrants to acquire Omnipoint common stock; and

     - Omnipoint preferred stock.

     The discussion does not address all aspects of United States federal income taxation that may be important to you in light of your particular circumstances. For example, it does not address tax consequences that may apply to you if you are a taxpayer that is subject to special treatment under

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the federal income tax laws, such as a bank, financial institution, broker-dealer, insurance company, foreign person, or tax-exempt entity, or if you acquired your Omnipoint common stock by exercising employee stock options or otherwise as compensation or through a tax-qualified retirement plan, or if you acquired your warrants to acquire Omnipoint common stock as compensation. It also does not address any aspect of state, local or foreign taxation. The discussion assumes that you will hold your Omnipoint common stock, warrants to acquire Omnipoint common stock, and Omnipoint preferred stock as capital assets at all times. This discussion also does not address any consequences to you if, in addition to holding stock in Omnipoint, you also own stock in VoiceStream or Aerial, or any tax consequences to holders of Omnipoint Series E Preferred Stock, if any.

     You are urged to consult with your own tax advisor concerning the tax consequences of the Omnipoint merger to you.

     Consummation of the Omnipoint merger is conditioned upon, among other things, Omnipoint having received the opinion of Piper Marbury Rudnick & Wolfe LLP, dated the effective date of the Omnipoint merger, stating that on the basis of the facts and assumptions set forth in such opinion:

     - the receipt of VoiceStream Holdings common stock by holders of Omnipoint common stock pursuant to the Omnipoint merger will be treated as described in section 351 of the Code, and

     - no gain or loss will be recognized for federal income tax purposes by Omnipoint in connection with the Omnipoint merger.

     This opinion will be based upon, among other things, certificates to be provided by officers of VoiceStream, Omnipoint, Aerial and VoiceStream Holdings, and by 5% or greater stockholders of VoiceStream, Omnipoint and Aerial containing customary statements relating to the absence of plans to dispose of shares of VoiceStream Holdings by the holders of Omnipoint common stock, VoiceStream common stock and Aerial common stock, and the absence of plans on the part of VoiceStream Holdings to undertake or cause Omnipoint, VoiceStream or Aerial to undertake transactions outside the ordinary course of business or to liquidate Omnipoint, VoiceStream or Aerial or dispose of their shares, as well as certain other technical requirements under the Code.

     Assuming that:

     - the Omnipoint merger is consummated in accordance with the terms of the reorganization agreement and as described in this joint proxy statement-prospectus;

     - the certificates referred to above will be received and will be true, correct and complete at the effective time of the reorganization;

     - the assumptions set forth in the opinion referred to above will be true, correct and complete at the effective time of the reorganization; and

     - the Omnipoint reorganization is consummated prior to or simultaneously with the Aerial reorganization,

it is the opinion of Piper Marbury Rudnick & Wolfe LLP that, under current law:

     - the receipt of VoiceStream Holdings common stock by holders of Omnipoint common stock pursuant to the Omnipoint merger will be treated as tax free to the holders under section 351 of the Code; and

     - no gain or loss will be recognized for federal income tax purposes by Omnipoint in connection with the Omnipoint merger.

This conclusion is based on the Code, Treasury regulations promulgated thereunder, administrative rulings and practice, and judicial precedent, all as of the date hereof. All of these authorities are subject to change, possibly with retroactive effect. Any change in any of these authorities or failure of

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the factual representations and assumptions to be true, correct and complete in all material respects at the effective time of the Omnipoint merger could alter the tax consequences to Omnipoint and Omnipoint's stockholders discussed herein. The parties will not request, and the Omnipoint merger is not conditioned upon, a ruling from the IRS as to any of the United States federal income tax consequences of the Omnipoint merger. As a result, there can be no assurance that the IRS will not disagree with or challenge any of the conclusions concerning the Omnipoint merger set forth in this discussion.

     TREATMENT OF HOLDERS OF OMNIPOINT COMMON STOCK

     Consistent with the receipt of VoiceStream Holdings common stock by holders of Omnipoint common stock pursuant to the Omnipoint merger being treated as described in section 351 of the Code, the treatment of holders of Omnipoint common stock would be as follows:

     Exchange of Omnipoint Common Stock Solely for VoiceStream Holdings Common Stock

     If you hold Omnipoint common stock and receive solely VoiceStream Holdings common stock in exchange for your Omnipoint common stock in the Omnipoint merger, you will not recognize gain or loss upon the exchange. The aggregate tax basis of the VoiceStream Holdings common stock you receive will be equal to the aggregate tax basis of the Omnipoint common stock you surrender, and the holding period of the VoiceStream Holdings common stock will include your holding period of the Omnipoint common stock surrendered. If you hold Omnipoint common stock and are considering making the Omnipoint stock election, you should note that there can be no assurance that you will receive only VoiceStream Holdings common stock because of the possibility of proration and, therefore, there can be no assurance that if you make the Omnipoint stock election you will recognize no taxable gain upon the exchange of Omnipoint common stock.

     Exchange of Omnipoint Common Stock Solely for Cash

     If you hold Omnipoint common stock and receive solely cash in exchange for Omnipoint common stock in the Omnipoint merger or by reason of exercising appraisal rights under Delaware General Corporation Law, you will recognize capital gain or loss equal to the difference between your tax basis in the Omnipoint common stock you surrender and the amount of cash you receive in the exchange. Such capital gain or loss will be long-term capital gain or loss if you have held the Omnipoint common stock for more than one year as of the effective time of the reorganization. Gain or loss must be calculated separately for each block of Omnipoint common stock, i.e., shares of Omnipoint common stock acquired at the same time in a single transaction. If you hold Omnipoint common stock and are considering making the Omnipoint cash election, you should note that there can be no assurance that you will receive only cash, because of the possibility of proration, in exchange for your Omnipoint common stock.

     Exchange of Omnipoint Common Stock for a Combination of VoiceStream Holdings Common Stock and Cash

     If you hold Omnipoint common stock and you receive a combination of VoiceStream Holdings common stock and cash in exchange for your Omnipoint common stock either because you make the Omnipoint standard election or because you make the Omnipoint stock election or the Omnipoint cash election but do not receive all stock or all cash, respectively, because of proration, you generally will recognize capital gain realized in the transaction but will not recognize any loss realized in the transaction. The amount of capital gain that you recognize generally will be calculated separately for

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each block of Omnipoint common stock surrendered, i.e., shares of Omnipoint common stock acquired at the same time in a single transaction, and will be equal to the lesser of:

     - the amount of gain realized in respect of such block, i.e., the excess of
       (1) the sum of the amount of cash and the fair market value of VoiceStream Holdings common stock you receive that is allocable to such block of Omnipoint common stock over (2) the tax basis of such block; and

     - the amount of cash you receive that is allocable to such block.

     Such capital gain will be long-term capital gain if you have held the block of Omnipoint common stock for more than one year as of the closing date of the Omnipoint reorganization. For this purpose, all of the cash and VoiceStream Holdings common stock that you receive generally will be allocated proportionately among the blocks of Omnipoint common stock that you surrender. The tax basis of the VoiceStream Holdings common stock that you receive in exchange for a block of Omnipoint common stock generally will be equal to your tax basis in the surrendered block of Omnipoint common stock, decreased by the amount of cash you receive in respect of such block and increased by the amount of gain you recognize in respect of such block. Your holding period of the VoiceStream Holdings common stock will include the holding period of such block of Omnipoint common stock surrendered.

     The tax treatment to you could be different than described above and you should consult your own tax advisor, if the Aerial reorganization and the $500 million Sonera investment in VoiceStream Holdings are not treated, for tax purposes, as part of the same transaction as the Omnipoint reorganization. In that case, it is likely that the common stockholders of Omnipoint, together with Hutchison PCS (USA), would own at least 50 percent of the VoiceStream Holdings common stock outstanding immediately after the Omnipoint reorganization, which would mean that the tax treatment of the cash received would be governed by
Section 304 of the Code and not Section 351 of the Code. In such case, except as described under "Cash In Lieu of Fractional Shares," you would be treated as having exchanged (1) a portion of your Omnipoint common stock for VoiceStream Holdings common stock in a tax-free transaction and (2) a portion of your Omnipoint common stock for cash. You would generally recognize capital gain or loss equal to the difference between the amount of cash you receive and your basis in the portion of your Omnipoint common stock which is surrendered in exchange for cash.

     Federal Income Tax Considerations in Choosing an Election

     If you are a stockholder of Omnipoint who makes the Omnipoint stock election for all of your Omnipoint common stock and you receive cash as a result of the proration procedures, or if you make the Omnipoint cash election for all of your Omnipoint common stock and you receive VoiceStream Holdings common stock as a result of the proration procedures, the tax consequences will be those described above under the heading "-- Exchange of Omnipoint Common Stock for a Combination of VoiceStream Holdings Common Stock and Cash." At the time you make an election, the actual federal income tax consequences of making the Omnipoint cash election or the Omnipoint stock election cannot be determined because you will not know at that time if, or to what extent, the proration procedures will apply.

     Cash in Lieu of Fractional Shares

     If you hold Omnipoint common stock and you receive cash in lieu of fractional shares of VoiceStream Holdings common stock, you will be treated as having received the fractional shares in the Omnipoint merger and then as having sold them, and you will recognize gain or loss equal to the difference between the ratable portion of your tax basis in the Omnipoint common stock that you surrendered in the Omnipoint merger that is allocated to such fractional shares, and the cash received

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in lieu thereof. Any gain or loss attributable to fractional shares generally will be capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if you have held the Omnipoint common stock for more than one year at the effective time of the reorganization.

     TREATMENT OF OMNIPOINT WARRANT HOLDERS

     If you hold a warrant to acquire Omnipoint common stock, other than a warrant issued in connection with the performance of services, and you exercise the warrant before the effective time, you will not recognize gain or loss as a result of such exercise. When you then exchange the Omnipoint common stock which you received upon exercise in the Omnipoint merger, the federal income tax consequences will be the same as those described above for the holders of Omnipoint common stock. However, your holding period for the Omnipoint common stock received upon the exercise of the warrant will begin only upon such exercise. As a result, any capital gain recognized in the Omnipoint merger with respect to Omnipoint common stock acquired by exercise of a warrant is likely to be short-term.

     If you hold a warrant to acquire Omnipoint common stock and you do not exercise such warrant before the effective time you will recognize capital gain, and possibly capital loss, upon the conversion of such warrant into a new warrant to purchase shares of VoiceStream Holdings.

     If you are not also surrendering Omnipoint common stock in the Omnipoint merger, the amount of capital gain or loss that you must recognize with respect to the receipt of a VoiceStream Holdings warrant will be equal to the difference between your tax basis in the warrant surrendered and the fair market value of the VoiceStream Holdings warrant that you receive. Such gain or loss will be long term capital gain or loss if you have held the warrant surrendered for more than one year as of the effective time. Gain or loss must be allocated separately for each block of warrants surrendered, i.e., warrants to acquire Omnipoint common stock acquired in a single transaction.

     If you are surrendering Omnipoint common stock in the Omnipoint merger in addition to a warrant to acquire Omnipoint common stock, the method for determining the amount of capital gain or loss to be recognized upon surrender of the warrant is not entirely clear. One approach would be to allocate the fair market value of the VoiceStream Holdings warrants and any VoiceStream Holdings common stock and cash received in the exchange proportionately among the blocks of Omnipoint common stock and the blocks of warrants to acquire Omnipoint common stock surrendered to determine the amount of capital gain. Under this approach, the capital gain recognized in the exchange will be calculated separately for each block of Omnipoint common stock and each block of warrants to acquire Omnipoint common stock surrendered and, with respect to each such block, will be equal to the lesser of:

     - the amount of capital gain realized in respect of such block, i.e., the excess of the sum of (1) any cash, the fair market value of VoiceStream Holdings common stock and the fair market value of VoiceStream Holdings warrants allocated to such block, over (2) the tax basis of such block; and

     - the amount of cash and the fair market value of the VoiceStream Holdings warrants allocated to such block.

     Such capital gain with respect to a block of Omnipoint common stock or a block of warrants to acquire Omnipoint common stock will be long-term capital gain if such block exchanged in the Omnipoint reorganization has been held for more than one year as of the closing of the Omnipoint reorganization. Under this approach, you would not recognize any loss.

     A second approach would be to treat the transaction as:

     - an exchange of Omnipoint common stock for any VoiceStream Holdings common stock plus any cash subject to the tax consequences described above under the heading "-- Exchange of

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       Omnipoint Common Stock for a Combination of VoiceStream Holdings Common
       Stock and Cash," and

     - a separate, fully taxable, exchange of warrants to acquire Omnipoint common stock for VoiceStream Holdings warrants, subject to the tax consequences described above for a holder of a warrant to acquire Omnipoint common stock who is not also exchanging Omnipoint common stock in the Omnipoint merger.

     The tax treatment to you could be different from that described above, and you should consult your own tax advisor, if the Aerial reorganization and the $500 million Sonera investment are not treated, for tax purposes, as part of the same transaction as the Omnipoint reorganization. In that case, it is likely that the common stockholders of Omnipoint, together with Hutchison PCS (USA), would own at least 50 percent of the VoiceStream Holdings common stock outstanding immediately after the Omnipoint reorganization, which would mean that the tax treatment of the cash received, but not the warrants, would be governed by section 304 of the Code and not section 351 of the Code. In such case, the tax treatment to you of any cash allocable to a block of Omnipoint common stock surrendered by you would be determined in the same manner as the tax treatment determined under section 304 of the Code for any cash received by holders of Omnipoint common stock who exchange such stock for a combination of VoiceStream Holdings common stock and cash as described under the heading
"-- Exchange of Omnipoint Common Stock for a Combination of VoiceStream Holdings Common Stock and Cash."

     It is not clear which of these two methods might be required by the IRS and it is possible that the IRS might require the use of another method.

     Either method could turn out to be more or less favorable for a particular holder, depending on the amount of overall gain or loss that such holder realized with respect to the Omnipoint common stock and warrants to acquire Omnipoint common stock, the amount of gain or loss recognized with respect to cash received, if any, by such holder in the Omnipoint merger and the amount of basis that such holder has in the warrants.

     Tax Consequences if Aerial Reorganization Occurs Before Omnipoint Reorganization.

     Under the terms of the Omnipoint reorganization agreement and the Aerial reorganization agreement, it is possible that the Aerial reorganization could take place before the Omnipoint reorganization. This could occur if

     - the Omnipoint reorganization has not occurred by June 30, 2000, or, under certain circumstances, March 31, 2000;

     - neither Omnipoint nor VoiceStream elects to terminate the Omnipoint reorganization agreement; and

     - all other conditions to the Aerial reorganization have been satisfied.

     If the Aerial reorganization were in fact to occur before the Omnipoint reorganization, the receipt of VoiceStream Holdings common stock by holders of Omnipoint common stock pursuant to the Omnipoint merger would be treated as described in section 351 of the Code, and the tax consequences described above would apply only if the Aerial reorganization, the VoiceStream merger, the Omnipoint reorganization, the $957 million Hutchison investments and the $500 million Sonera investment were all treated as parts of a single transaction for federal income tax purposes. Because of the inherently factual nature of this determination, if the Aerial reorganization were to close before the Omnipoint reorganization, it is likely that Piper Marbury Rudnick & Wolfe LLP would be unable to render the opinion described above, in which case Omnipoint would not be required to consummate the Omnipoint reorganization. Omnipoint does not intend to waive the condition of

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receipt of a favorable tax opinion, and will not waive the condition without resoliciting and obtaining shareholder approval.

     TREATMENT OF HOLDERS OF OMNIPOINT PREFERRED STOCK

     Conversion of Omnipoint 7% Convertible Preferred Prior to the Omnipoint Merger

     If you hold Omnipoint 7% Convertible Preferred and you elect to convert such stock into Omnipoint common stock prior to the closing of the Omnipoint merger, you generally will not recognize gain or loss as a result of such conversion. The aggregate tax basis of the Omnipoint common stock you receive on conversion will generally be equal to your aggregate tax basis in the Omnipoint 7% Convertible Preferred converted and the holding period of the Omnipoint common stock received in the conversion will include the holding period of the Omnipoint 7% Convertible Preferred surrendered in the exchange. When you exchange the Omnipoint common stock received upon conversion in the Omnipoint merger, the federal income tax consequences will be the same as those described above for holders of Omnipoint common stock.

 Treatment of Omnipoint 7% Convertible Preferred Stock Outstanding as of the Closing of the Omnipoint Merger

     There will be no federal income tax consequences to a holder of Omnipoint 7% Convertible Preferred whose stock remains outstanding as of the closing of the Omnipoint merger, and such a holder will not recognize gain or loss, as a result of the Omnipoint merger.

 Conversion of Omnipoint 7% Convertible Preferred Stock into VoiceStream Holdings Common Stock and Cash after the Closing of the Omnipoint Merger

     If you hold Omnipoint 7% Convertible Preferred and then convert such stock into VoiceStream Holdings common stock and cash after the effective time of the Omnipoint merger, you generally will recognize capital gain or loss, equal to the difference between the tax basis of the Omnipoint 7% Convertible Preferred surrendered and the amount of cash and the fair market value of the VoiceStream Holdings common stock received upon conversion. Such capital gain or loss will be long-term capital gain or loss if you have held the Omnipoint 7% Convertible Preferred for more than one year as of the date of the conversion. Gain or loss must be calculated separately for each block of Omnipoint 7% Convertible Preferred, i.e., shares of Omnipoint 7% Convertible Preferred stock acquired at the same time in a single transaction.

  Reporting Requirements

     Each holder of Omnipoint common stock that receives VoiceStream Holdings common stock in exchange for Omnipoint common stock and each holder of Omnipoint 7% Convertible Preferred who exchanges such stock for Omnipoint common stock prior to the closing of the Omnipoint reorganization will be required to retain records and file with such holder's United States federal income tax return a statement setting forth certain facts relating to the exchange. This statement and such records must include, among other things, the adjusted tax basis and number of Omnipoint shares which you transfer in the exchange and the number of shares and fair market value of the VoiceStream Holdings common stock received by you.

CONSEQUENCES OF THE OMNIPOINT REORGANIZATION UNDER VOICESTREAM'S TAX SHARING AGREEMENT

BACKGROUND

     On May 3, 1999, Western Wireless distributed to its stockholders all of its shares of VoiceStream's stock. Western Wireless had previously received a ruling from the IRS to the effect

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that the distribution, or "spin-off," would not result in the recognition of income or gain by Western Wireless or its stockholders. At the time of the spin-off, VoiceStream generally agreed to indemnify Western Wireless on an after-tax basis for any taxes, penalties, and interest and various other expenses incurred by Western Wireless as a result of its recognition of gain upon the spin-off under section 355(e) of the Code, notwithstanding the IRS ruling. We call this indemnity agreement the "Tax Sharing Agreement."

     Under section 355(e) of the Code, Western Wireless would recognize gain upon the spin-off, notwithstanding the IRS ruling, if the spin-off were part of a "prohibited plan," that is, a plan or series of related transactions pursuant to which one or more persons acquire, directly or indirectly, 50 percent or more of VoiceStream's stock. For this purpose, if an existing VoiceStream stockholder did not acquire his existing VoiceStream stock pursuant to a prohibited plan, then additional direct or indirect acquisitions of VoiceStream's stock by that stockholder also are not part of a prohibited plan, to the extent there is no decrease in the percentage of stock owned directly or indirectly in VoiceStream by each VoiceStream stockholder immediately before the additional acquisitions.

     Acquisitions of 50% or more of VoiceStream's stock, in the aggregate, occurring during the four year period beginning two years before the spin-off would give rise to a rebuttable presumption that the spin-off was part of a prohibited plan.

CONSEQUENCES OF THE OMNIPOINT REORGANIZATION

     VoiceStream Holdings' acquisition of VoiceStream's stock pursuant to the Omnipoint reorganization, in conjunction with the $957 million Hutchison investments, the $500 million Sonera investment in VoiceStream Holdings, the Aerial reorganization and Hutchison's acquisition of its existing VoiceStream stock within two years prior to the spin-off, would give rise to a rebuttable presumption that the spin-off was part of a prohibited plan. (VoiceStream Holdings' acquisition of VoiceStream's stock, by itself, would not cause this result because each VoiceStream stockholder would continue to own indirectly, through VoiceStream Holdings, the same percentage of VoiceStream stock that he previously owned directly.)

     At present, there is no direct authority that specifies the precise standard that must be met in order to rebut the presumption and establish that the spin-off was not part of a prohibited plan. The IRS recently proposed regulations dealing with this issue. However, these proposed regulations remain subject to IRS revision and, in any event, will have a prospective effective date when finalized and thus will not apply to the spin-off.

     The proposed regulations are a strong indication, however, of what the IRS presently believes the standard should be for rebutting the presumption that a spin-off is part of a prohibited plan. In cases where the presumption arises because stock of a spun-off corporation was acquired pursuant to a contract entered into within six months after the spin-off, the proposed regulations require, among other things, that two facts be established by clear and convincing evidence to rebut the presumption. First, it generally must be established that, at the time of the spin-off, the corporations participating in the spin-off and their controlling stockholders did not intend that a prohibited stock acquisition would occur. Second, it generally must be established that, at the time of the spin-off, the corporations participating in the spin-off and their controlling stockholders did not reasonably anticipate that a prohibited stock acquisition more likely than not would occur. The proposed regulations set forth certain other rules in cases where the presumption arises because stock of a spun-off corporation was acquired within two years prior to the spin-off.

     In the absence of direct authority, and although the issue is not free from doubt, VoiceStream believes that it should be able to establish that the spin-off and VoiceStream Holdings' acquisition of VoiceStream's stock pursuant to the Omnipoint reorganization, in conjunction with the $957 million

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Hutchison investments, the $500 million Sonera investment, the Aerial reorganization, and Hutchison's acquisition of its existing VoiceStream stock within two years prior to the spin-off, are not pursuant to a prohibited plan. A partial summary of the facts that VoiceStream believes it should be able to establish supporting this position is set forth in the next two paragraphs.

     Hutchison acquired its existing VoiceStream stock approximately 15 months before the spin-off, pursuant to a contract entered into approximately 19 months before the spin-off. VoiceStream believes that Hutchison's acquisition should not be considered to have been pursuant to a prohibited plan because it occurred long before it was clear that the spin-off would take place and long before VoiceStream had any plan to combine with Omnipoint or engage in the other transactions. In addition, Hutchison's acquisition had no effect on the spin-off, which would have taken place at the same time, and on the same terms, had Hutchison not made its acquisition. As a result, VoiceStream believes that Hutchison's proposed acquisitions of indirect interests in VoiceStream's stock pursuant to the Omnipoint reorganization and the other transactions also should not be considered to be pursuant to a prohibited plan, to the extent there is no decrease in the percentage of stock owned directly or indirectly in VoiceStream by each VoiceStream stockholder immediately before the acquisitions. Furthermore, VoiceStream presently expects that the stockholders of VoiceStream, including Hutchison, will receive interests in VoiceStream through VoiceStream Holdings as a result of the Omnipoint reorganization and the other transactions that represent more than 50% of VoiceStream's stock, excluding for this purpose any of Hutchison's percentage interest in VoiceStream that represents an increase over its percentage interest prior to the Omnipoint reorganization and the other transactions. Assuming that will be the case, VoiceStream thus believes that the Omnipoint reorganization and the other transactions should not be considered to be part of a prohibited plan. VoiceStream believes that the same result should arise if the Omnipoint reorganization is completed but the Aerial reorganization is not, and if the Aerial reorganization is completed but the Omnipoint reorganization is not. The IRS could disagree with VoiceStream's conclusions under the standards it has articulated in the proposed regulations, or otherwise.

     In addition, apart from whether Hutchison's existing VoiceStream stock was acquired pursuant to a prohibited plan, VoiceStream does not believe that the spin-off should be considered to be part of a prohibited plan. The spin-off was originally conceived by Western Wireless in late 1997. Thereafter, in discussions that took place during September 1998 through the beginning of February 1999, VoiceStream and Omnipoint considered the possibility of having VoiceStream make an equity investment in Omnipoint or combining their two companies. These discussions were terminated on February 12, 1999. At that time, no material term of a VoiceStream equity investment or VoiceStream-Omnipoint combination had been agreed upon, formally or informally. In particular, the parties' disagreement at that time over the relative values of the two companies appeared to be irreconcilable, without a fundamental change in view by one of the parties. Beginning on February 12, 1999, and continuing until May 5, 1999, two days after the spin-off, VoiceStream and Omnipoint were prohibited from communicating with each other because each was participating, directly or indirectly, in an FCC auction of spectrum licenses and applicable FCC rules prohibited the participants from communicating with each other. During this period, Omnipoint engaged in active discussions with unrelated persons concerning a possible equity investment in Omnipoint or combination transaction with Omnipoint, in lieu of any such transaction with VoiceStream, and exchanged term sheets with a number of such persons. Thus, at the time the spin-off occurred, VoiceStream and Omnipoint had not communicated for approximately three months, any possible combination transaction between them was highly speculative, and it could not be anticipated with any reasonable degree of confidence that any combination transaction would occur. (Similarly, at the time the spin-off occurred, any possible combination transaction between VoiceStream and Aerial was highly speculative, Aerial was under a contractual obligation to negotiate exclusively with Sonera concerning any Aerial combination transaction, and it could not be anticipated with any reasonable

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degree of confidence that any such combination transaction would occur.)
Conversely, the spin-off was conceived of apart from any combination transaction with Omnipoint or Aerial, was effected during the period that VoiceStream and Omnipoint were not speaking (and VoiceStream and Aerial were prohibited from negotiating), and was implemented entirely without regard to, and independent of, any possible combination transaction with Omnipoint or Aerial. Finally, at the time the spin-off occurred, VoiceStream was aware of the law concerning prohibited plans and did not intend to participate in a prohibited plan.

     No assurance can be given that the IRS would not successfully contend that VoiceStream has failed to establish one or more of the facts set forth in the prior two paragraphs. Furthermore, no assurance can be given that the IRS would not contend, in any event, that the spin-off and VoiceStream Holdings' acquisition of VoiceStream's stock pursuant to the Omnipoint reorganization, in conjunction with the $957 million Hutchison investments, the $500 million Sonera investment, the Aerial reorganization, and Hutchison's acquisition of its existing VoiceStream stock within two years prior to the spin-off, are pursuant to a prohibited plan. If the IRS were to assert that the spin-off was part of a prohibited plan, it also would likely seek to revoke retroactively its ruling that Western Wireless would not recognize gain as a result of the spin-off.

     No assurance can be given that a court would disagree with an IRS assertion that the spin-off and VoiceStream Holdings' acquisition of VoiceStream's stock pursuant to the Omnipoint reorganization, in conjunction with the other transactions and Hutchison's acquisition of its existing VoiceStream stock within two years prior to the spin-off, are pursuant to a prohibited plan. If a court were to agree with such an IRS assertion, Western Wireless would be required to recognize gain upon the spin-off under section 355(e) of the Code, and VoiceStream would be required to indemnify Western Wireless on an after tax basis for its resulting taxes, penalties, if any, and interest, and various other expenses, under the Tax Sharing Agreement. VoiceStream estimates that the range of its indemnity exposure, not including interest and any penalties, is from zero to $400 million. Thus, if VoiceStream is required to make an indemnity payment to Western Wireless, it could have a material adverse effect on VoiceStream Holdings.

INTERESTS OF CERTAIN PERSONS IN THE OMNIPOINT REORGANIZATION

VOICESTREAM AFFILIATED PERSONS

     In considering the recommendation of the VoiceStream board with respect to approval and adoption of the Omnipoint reorganization agreement, stockholders of VoiceStream should be aware that some directors and officers of VoiceStream have interests, set forth below, that are in addition to their interests as stockholders of VoiceStream.

     VOICESTREAM DIRECTORS

     The current members of the VoiceStream board, John W. Stanton, Robert R. Stapleton, Donald Guthrie, John L. Bunce, Jr., Mitchell R. Cohen, Daniel J. Evans, Canning Fok, Jonathan M. Nelson, Terence M. O'Toole and Hans Snook, will become members of the VoiceStream Holdings board upon the closing of the Omnipoint reorganization. Mr. Bunce has advised the board that he will resign prior to the effective date of the Omnipoint reorganization. See "The VoiceStream Holdings Voting Agreement."

     HUTCHISON

     In connection with the Omnipoint reorganization, Hutchison will be entitled to designate two additional directors, for a total of four directors, of the VoiceStream Holdings board.

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     INDEMNIFICATION AND INSURANCE

     The Omnipoint reorganization agreement requires VoiceStream Holdings to indemnify officers and directors of VoiceStream and its subsidiaries with respect to acts taken by them in their respective capacities on or prior to the effective time of the reorganization, to the same extent provided under VoiceStream's certificate of incorporation and bylaws. Additionally, the directors of VoiceStream selected to join the VoiceStream Holdings board will be entitled to the same indemnification as provided to other directors on the VoiceStream Holdings board, as provided in the VoiceStream Holdings certificate of incorporation and bylaws.

     VoiceStream Holdings also has agreed to provide, for six years following the effective time of the Omnipoint reorganization, ongoing directors' and officers' liability insurance relating to acts and omissions occurring prior to the completion of the Omnipoint reorganization for each person who was covered by the corresponding insurance maintained by VoiceStream as of June 23, 1999. The Omnipoint reorganization agreement provides that the insurance coverage to be maintained by VoiceStream Holdings must be no less favorable with respect to coverage and amount than that provided under VoiceStream's current policies as of June 23, 1999. If, however, VoiceStream Holdings cannot obtain comparable insurance for a price less than 200% of the yearly rate being paid by VoiceStream at June 23, 1999, then VoiceStream Holdings will only be obligated to provide a policy with the best coverage then available at 200% of that yearly rate.

     EQUITY BASED AWARDS

     In accordance with the terms of the stock option plans maintained by VoiceStream and the terms of the Omnipoint reorganization agreement, all awards of stock options outstanding at the time of the Omnipoint reorganization automatically will be converted into similar options exercisable for shares of VoiceStream Holdings common stock on a one-for-one basis. The vesting of these new VoiceStream Holdings options will not be accelerated as a result of the transactions described in the reorganization agreement.

OMNIPOINT AFFILIATED PERSONS

     In considering the recommendation of the Omnipoint board with respect to approval and adoption of the Omnipoint reorganization agreement, stockholders of Omnipoint should be aware that certain directors and officers of Omnipoint have interests, set forth below, relating to the Omnipoint merger that are in addition to their interests as stockholders of Omnipoint.

     OMNIPOINT DIRECTORS

     The Omnipoint reorganization agreement provides that four current members of the Omnipoint board designated by Omnipoint will become members of the VoiceStream Holdings board upon the closing of the Omnipoint reorganization. The persons designated by Omnipoint are Douglas G. Smith, Richard L. Fields, James
N. Perry, Jr. and James J. Ross. See "Business of VoiceStream
Holdings -- Executive Officers and Directors."

     INDEMNIFICATION AND INSURANCE

     The Omnipoint reorganization agreement requires VoiceStream Holdings to indemnify officers and directors of Omnipoint and its subsidiaries with respect to acts taken by them in their respective capacities on or prior to the effective time of the Omnipoint reorganization, to the same extent provided under Omnipoint's certificate of incorporation and bylaws. Additionally, the directors of Omnipoint selected to join the VoiceStream Holdings board will be entitled to the same indemnification as provided to other directors on the VoiceStream Holdings board, as provided in the VoiceStream Holdings certificate of incorporation and bylaws.

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     VoiceStream Holdings also has agreed to provide, for six years following the effective time of the Omnipoint reorganization, ongoing directors' and officers' liability insurance relating to acts and omissions occurring prior to the completion of the Omnipoint reorganization for each person who was covered by the corresponding insurance maintained by Omnipoint as of June 23, 1999. The Omnipoint reorganization agreement provides that the insurance coverage to be maintained by VoiceStream Holdings must be no less favorable with respect to coverage and amount than that provided under Omnipoint's coverage as of June 23, 1999. If, however, VoiceStream Holdings cannot obtain comparable insurance for a price less than 200% of the yearly rate being paid by Omnipoint at June 23, 1999, then VoiceStream Holdings will only be obligated to provide a policy with the best coverage then available at 200% of that yearly rate.

     EQUITY BASED AWARDS AND EMPLOYMENT AGREEMENTS

     In accordance with the terms of the stock option plans maintained by Omnipoint and the terms of the Omnipoint reorganization agreement, all stock options outstanding at the time of the Omnipoint reorganization automatically will be converted into similar options exercisable for shares of VoiceStream Holdings common stock, adjusted to reflect the exchange ratio of Omnipoint common stock in the Omnipoint reorganization. The vesting of these new VoiceStream Holdings options will not be accelerated as a result of the transactions described in the Omnipoint reorganization agreement, except (1) in the case of certain Omnipoint employees identified below whose employment or stock option agreements provide for acceleration of these options as a result of such transactions, and (2) in the case of all other Omnipoint employees, in the event of the termination or material reduction of their employment responsibilities within one year of the Omnipoint reorganization.

     Omnipoint has entered into an employment agreement with Douglas G. Smith, under which he currently serves as President, CEO and Chairman of Omnipoint. Among other things, this agreement provides that upon the completion of certain business combinations, dispositions or related transactions, Mr. Smith will, subject to certain limited restrictions, receive a one-time incentive bonus equal to four times his base salary plus bonus, which equals $2.4 million, of which $1.5 million was paid on signing of the Omnipoint reorganization agreement. The remaining $900,000 will be paid upon closing of the Omnipoint reorganization. Also, if certain excess payment taxes apply to any payments or distributions made to him, Mr. Smith will be entitled to receive an additional tax "gross-up" payment, which will put him in the same financial position after-tax that he would have been in if that excise tax did not apply. If Mr. Smith resigns from his position for good reason or is terminated without cause, he will be entitled to a lump sum severance payment equal to the sum of his full annual salary and target bonus for the 12 months preceding his resignation or termination. In such event, Mr. Smith also will be entitled to an additional amount, equivalent to the severance payment, but paid out in equal installments over the 12-month period that begins one year after Mr. Smith's termination.

     The employment agreement between Omnipoint and George Schmitt, an Executive Vice President of Omnipoint and President of Omnipoint Communications Services, LLC entitled Mr. Schmitt to purchase 50,000 restricted shares of Omnipoint common stock which he paid for with a $750,000 promissory note to Omnipoint. The current amount due on the promissory note, including accrued interest, is approximately $1,100,000. These restrictions will lapse if Mr. Schmitt is terminated after the Omnipoint reorganization. The employment agreement provides that if Mr. Schmitt's employment terminates for any reason other than "cause", the principal and accrued interest on the promissory note will be forgiven in proportion to the amount of the five-year employment term that has been served by Mr. Schmitt. Also, the employment agreement provides for severance pay equal to up to twice Mr. Schmitt's annual salary and target bonus, payable in the event of the termination of his employment without cause or his resignation for good reason, and continued

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medical benefits for one year. When the Omnipoint reorganization is completed, vesting will accelerate for 474,875 of Mr. Schmitt's stock options, adjusted to reflect the exchange ratio in the Omnipoint reorganization assuming that the Omnipoint reorganization is completed on March 1, 2000 and the price of VoiceStream common stock is $112.69 per share at that time. The weighted average exercise price of these accelerated stock options would be $17.56 per share. Assuming that the per share price of VoiceStream common stock is $112.69 at the time the Omnipoint reorganization is completed, the aggregate value of the shares subject to the accelerated options would exceed the aggregate option exercise price by approximately $45.2 million at the time of the Omnipoint reorganization.

     The employment agreement between Omnipoint and Kjell S. Andersson, an Executive Vice President of Omnipoint and the President of Omnipoint Technology Holdings, Inc. entitled Mr. Andersson to purchase 60,000 restricted shares of Omnipoint common stock which he paid for with a $1,087,500 promissory note to Omnipoint. The current amount due on the promissory note, including accrued interest, is approximately $1,700,000. The restrictions lapse periodically over the five-year period ending November 3, 2001. The applicable stock restriction agreement provides that if Mr. Andersson's employment is terminated without cause, as such term is defined in his employment agreement, or he resigns with good reason, in each case following a change of control of Omnipoint, any remaining restrictions on the shares lapse and the principal and accrued interest on the promissory note will be forgiven. Also, the employment agreement provides for severance pay equal to twice Mr. Andersson's annual salary and bonus compensation, payable in the event of the termination of his employment without cause or resignation for good reason, and continued medical benefits for two years. When the Omnipoint reorganization is completed, vesting will accelerate for 68,812 of Mr. Andersson's stock options, adjusted to reflect the exchange ratio in the Omnipoint reorganization assuming that the Omnipoint reorganization is completed on March 1, 2000 and the price of VoiceStream common stock is $112.69 per share at that time. The weighted average exercise price of these accelerated stock options would be $24.37 per share. Assuming that the price per share of VoiceStream common stock is $112.69 at the time the Omnipoint reorganization is completed, the aggregate value of the shares subject to the accelerated options would exceed the aggregate option exercise price by approximately $6.1 million at the time of the Omnipoint reorganization.

     The employment agreement between Omnipoint and Harry Plonskier, Omnipoint's Treasurer and acting Chief Financial Officer, provides for one year's severance pay upon his disability or the termination of his employment without cause. When the Omnipoint reorganization is completed, vesting will accelerate for 70,528 of Mr. Plonskier's stock options, adjusted to reflect the exchange ratio in the Omnipoint reorganization assuming that the Omnipoint reorganization is completed on March 1, 2000 and the price of VoiceStream common stock is $112.69 per share at that time. The weighted average exercise price of these accelerated stock options would be $17.58 per share. Assuming that the price per share of VoiceStream common stock is $112.69 at the time the Omnipoint reorganization is completed, the aggregate value of the shares subject to the accelerated options would exceed the aggregate option exercise price by approximately $6.7 million at the time of the Omnipoint reorganization.

     The employment agreement between Omnipoint and Evelyn Goldfine, Omnipoint's Chief Administrative Officer and a director, provides for an increase in her salary to $150,000, effective retroactively to January 1, 1999; one year's severance pay payable in the event of her death, disability, termination of employment without cause or resignation for good reason; and the grant of 36,000 stock options, 6,000 of which have a one cent exercise price per share and 30,000 of which have a $16 exercise price per share. One year after the Omnipoint reorganization is completed, vesting will accelerate for 10,393 of Ms. Goldfine's stock options, adjusted to reflect the exchange ratio in the Omnipoint reorganization assuming the price of VoiceStream common stock is $112.69 per share at that time. The weighted average exercise price of these accelerated stock options would be $16.93 per

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

share. Assuming that the price per share of VoiceStream common stock is $112.69 at the time the Omnipoint reorganization is completed, the aggregate value of the shares subject to the accelerated options would exceed the aggregate option exercise price by approximately $1.0 million at the time of the Omnipoint reorganization.

     The following table identifies the directors and executive officers of Omnipoint who may have an interest in the Omnipoint reorganization, and if applicable and practicable, a quantification of the benefit to be received by those persons as a result of the Omnipoint reorganization, other than any interest arising solely from the ownership of Omnipoint common stock in which these persons receive no extra or special benefit not shared on a pro rata basis with other Omnipoint stockholders.

                                                                                      APPROXIMATE
                                                              NATURE OF                  DOLLAR
                          TITLE OR POSITION             INTEREST IN OMNIPOINT            AMOUNT
      PERSON                WITH OMNIPOINT                 REORGANIZATION            OF INTEREST(1)
      ------              -----------------             ---------------------        --------------
Douglas G. Smith      Chairman, President and     VoiceStream Holdings Directorship            --
                      Chief Executive Officer     Incentive Bonus                     $ 2,400,000
                                                  Potential Severance Payment         $ 1,200,000

George Schmitt        Executive Vice President    Stock Options                       $45,173,000
                      and Director                Potential Loan Forgiveness          $ 1,100,000
                                                  Potential Severance Payment         $ 1,200,000

Kjell S. Andersson    Executive Vice President    Stock Options                       $ 6,077,000
                      and President of Omnipoint  Potential Severance Payment         $   474,000
                      Technology Holdings, Inc.   Potential Loan Forgiveness          $ 1,700,000

Harry Plonskier       Treasurer and Acting Chief  Stock Options                       $ 6,708,000
                      Financial Officer           Potential Severance Payment         $   240,500

Evelyn Goldfine       Chief Administrative        Stock Options                       $   995,000
                      Officer
                                                  Potential Severance Payment         $   150,000

Richard L. Fields     Director                    VoiceStream Holdings Directorship       --

James N. Perry        Director                    VoiceStream Holdings Directorship       --

James J. Ross         Vice Chairman and Director  VoiceStream Holdings Directorship       --

---------------

(1) The calculations set forth in this column are based upon assumptions and other facts described in the preceding paragraphs.

MISCELLANEOUS

     In connection with its services as a financial advisor to Omnipoint with respect to various matters, including the Omnipoint reorganization, Allen & Co. is entitled to a financial advisory fee of $7,500,000 and reimbursement of certain fees and expenses from Omnipoint. Richard Fields, a director of Omnipoint who is expected to serve as a director of VoiceStream Holdings, is a Managing Director and an Executive Vice President of Allen & Co.

                           THE AERIAL REORGANIZATION

THE AERIAL REORGANIZATION AGREEMENT

     The parties to the Aerial reorganization agreement are VoiceStream, VoiceStream Holdings, a subsidiary of VoiceStream Holdings, Aerial and TDS.

     In addition to the following summary of the Aerial reorganization agreement, you should read the entire Aerial reorganization agreement, which is attached as Annex D.

STRUCTURE OF THE AERIAL REORGANIZATION

     Prior to the closing of both the Aerial reorganization and the Omnipoint reorganization, VoiceStream Holdings will own all of the outstanding stock of three newly formed subsidiaries. At the closing of the Aerial reorganization, one of the subsidiaries will merge with and into Aerial, with Aerial being the surviving entity and, if it has not already done so as a result of the earlier closing of the Omnipoint reorganization, another of the subsidiaries will be merged with and into VoiceStream with VoiceStream being the surviving entity. At the closing of the Omnipoint reorganization, whether it occurs before, after or simultaneously with the closing of the Aerial reorganization, the remaining subsidiary will be merged with and into Omnipoint, with Omnipoint being the surviving entity.

CONVERSION OF VOICESTREAM COMMON STOCK TO VOICESTREAM HOLDINGS COMMON STOCK

     If the Omnipoint reorganization closes prior to the closing of the Aerial reorganization, the conversion of VoiceStream common stock into VoiceStream Holdings common stock will occur at the closing of the Omnipoint reorganization. In such event, there will be no change to the VoiceStream common stock or VoiceStream Holdings common stock at the closing of the Aerial reorganization.

     If the Omnipoint reorganization closes concurrently with the closing of the Aerial reorganization, the conversion of VoiceStream common stock into VoiceStream Holdings common stock will occur at the closing of the Omnipoint reorganization.

     If the Omnipoint reorganization has not closed prior to the closing of the Aerial reorganization, then at the closing of the Aerial reorganization:

     - each outstanding share of VoiceStream common stock will be converted into one share of VoiceStream Holdings common stock; and

     - each certificate representing shares of VoiceStream common stock will be deemed to represent an equivalent number of shares of VoiceStream Holdings common stock.

CONVERSION OF AERIAL COMMON STOCK TO VOICESTREAM HOLDINGS COMMON STOCK

     At the closing of the Aerial reorganization, each share of Aerial common stock held by an Aerial stockholder will be converted into the right to receive shares of VoiceStream Holdings common stock. Each Aerial stockholder, except TDS and Sonera, will have the opportunity to elect to receive cash, stock or a combination of cash and stock for its shares of Aerial common stock. It is possible that the amount of cash to be received by an Aerial stockholder pursuant to the Aerial cash election may be higher or lower than the value of the shares of VoiceStream Holdings that such stockholder would receive pursuant to the Aerial stock election.

     - The Aerial Stock Election. An Aerial stockholder who elects to receive VoiceStream Holdings stock will be asking to receive shares of common stock of VoiceStream Holdings at an exchange ratio of 0.455 per share of Aerial common stock, except as provided in the following two paragraphs.

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

     - Adjustment to the Aerial Stock Election relating to the Omnipoint Reorganization. If the Aerial reorganization closes prior to the Omnipoint reorganization and if the 15-day weighted average of the high and low trading prices of VoiceStream common stock immediately prior to the effective time of the Aerial reorganization is less than $39.56 per share, the exchange ratio described above will be determined by dividing $18.00 by this 15-day weighted average. However, the exchange ratio will not be more than 0.5 or less than 0.455, except as described in the next paragraph.

     - Adjustment to the Aerial Stock Election relating to the Number of Outstanding Shares of Aerial Common Stock. If the number of issued and outstanding shares of Aerial common stock exceeds 85,839,161 at the closing of the Aerial reorganization, excluding any shares of Aerial common stock issued pursuant to the $420 million TDS debt replacement or the $230 million Sonera investment in Aerial and an Aerial subsidiary and excluding shares issuable or issued pursuant to performance options, the exchange ratio will be decreased. The exchange ratio will be recalculated by dividing 39,056,818 by the number of adjusted fully diluted shares then issued and outstanding. If the exchange ratio is recalculated, the recalculated number will be substituted for 0.455 in the previous two paragraphs. For this purpose, adjusted fully diluted shares means the aggregate number of issued and issuable shares of Aerial common stock and includes any stock appreciation rights, phantom stock rights or other contractual rights the value of which is determined in whole or in part by the value of shares of capital stock of Aerial or any of its subsidiaries. Adjusted fully diluted shares do not include any shares issued or to be issued to TDS and Sonera pursuant to the debt replacement agreement or shares that are or may be issued pursuant to Aerial performance stock options.

     - The Aerial Cash Election. Public stockholders of Aerial who elect to receive cash will receive $18.00 for each share of Aerial common stock for which such election is made. Unlike the Aerial stock election, the amount of cash paid per share of Aerial common stock pursuant to the Aerial cash election is not subject to adjustment. The Aerial stockholders entitled to make the Aerial cash election owned an aggregate of 13,646,787 shares of Aerial common stock as of January 14, 2000.

     - Non-Election. If a stockholder of Aerial has not made a proper election by the election deadline, he will be treated as having chosen the Aerial stock election.

     For example, if an Aerial stockholder, other than TDS or Sonera, holds 1,000 shares of Aerial common stock at the effective time, then such stockholder would be entitled to choose one of the following:

     - the Aerial stock election, which, assuming that no adjustment has been made to the exchange ratio, will consist of 455 shares of VoiceStream Holdings common stock;

     - the Aerial cash election, which, regardless of any adjustments to the exchange ratio, will consist of cash in the amount of $18.00 per share for a total of $18,000; or

     - a combination of the Aerial stock election and the Aerial cash election, each in proportion to the number of shares with respect to which such election is exercised.

TREATMENT OF TDS, AS THE HOLDER OF AERIAL SERIES A COMMON SHARES

     TDS is the sole holder of all of the issued and outstanding Aerial Series A Common Shares. At the closing of the Aerial reorganization, each Aerial Series A Common Share will be converted, at the same exchange ratio as the Aerial Common Shares, into the right to receive shares of VoiceStream Holdings common stock. TDS will not receive a premium or a discount on the conversion of such Aerial Series A Common Shares into shares of VoiceStream Holdings common

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

stock. Furthermore, TDS may not elect to receive cash for any of TDS's Aerial Common Shares or Aerial Series A Common Shares.

FRACTIONAL SHARES

     No fractional shares of VoiceStream Holdings common stock will be issued pursuant to the Aerial reorganization. In lieu of the issuance of any fractional shares of VoiceStream Holdings common stock, cash equal to the product of such fractional share amount and the closing price of VoiceStream Holdings common stock on the closing date of the Aerial reorganization will be paid to holders in respect of each fractional share of VoiceStream Holdings common stock that would otherwise be issuable. Payments with respect to fractional shares may come from the sale of the aggregate number of whole shares resulting from the foregoing.

ELECTION PROCEDURE; EXCHANGE OF CERTIFICATES

     Following the closing of the Aerial reorganization, we will send a form of election and letter of transmittal to Aerial stockholders. Elections may be made by holders of Aerial Common Shares by delivering the form of election and letter of transmittal to the exchange agent, Chase Mellon Shareholder Services L.L.C. To be effective, a form of election and letter of transmittal must be properly completed, dated, signed and submitted in the return envelope mailed therewith to the exchange agent by the election deadline. The election deadline will be specified in the election form. The election form and letter of transmittal must be accompanied by (1) the certificates as to which the election is being made or
(2) an appropriate guarantee of delivery of the certificates as set forth in the form of election from a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, provided that such certificates are in fact delivered to the exchange agent within three trading days after the date of execution of the guaranty of delivery.

     Failure to deliver certificates covered by any guaranty of delivery within three trading days after the date of execution of such guaranty of delivery will be deemed to invalidate any otherwise properly made Aerial cash election and will be deemed to be an Aerial stock election. VoiceStream Holdings has the discretion, which it may delegate in whole or in part to the exchange agent, to determine whether any form of election and/or letter of transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in the form of election or letter of transmittal. The good faith decision of VoiceStream Holdings or, if so delegated, the exchange agent, in such matters will be conclusive and binding. Neither VoiceStream Holdings nor the exchange agent is under any obligation to notify any person of any defect in the form of election or letter of transmittal submitted to the exchange agent. The exchange agent will also make all computations contemplated by the Aerial reorganization agreement and, in the absence of manifest error, all such computations will be conclusive and binding on the holders of shares of Aerial common stock.

     An Aerial stockholder who does not submit a form of election and letter of transmittal to the exchange agent prior to the election deadline, or who submits a form of election without the corresponding certificates or a guarantee of delivery, will be deemed to have made the Aerial stock election. If any form of election is defective in any manner such that the exchange agent cannot reasonably determine the election preference of the Aerial stockholder submitting such form of election, the Aerial stockholder will also be deemed to have made the Aerial stock election.

TREATMENT OF AERIAL STOCK OPTIONS

     Upon the approval by Aerial's stockholders of the Aerial reorganization, each outstanding and unexercised option to purchase shares of Aerial common stock will become immediately exercisable under its terms and such option will be converted in the Aerial reorganization into an option to

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

acquire shares of VoiceStream Holdings common stock. Any such converted option will be fully vested, but otherwise will have the same terms as the original Aerial option.

     The number of shares of VoiceStream Holdings common stock that a holder will be entitled to purchase upon the exercise of such new option will be determined by multiplying:

     - the number of shares of Aerial common stock subject to the original option; and

     - the exchange ratio of 0.455, or as adjusted pursuant to the Aerial reorganization agreement.

     The exercise price for such options will be equal to:

     - the exercise price under the original option, divided by

     - the exchange ratio of 0.455, or as adjusted pursuant to the Aerial reorganization agreement.

TREATMENT OF AERIAL RESTRICTED STOCK UNITS

     Aerial has a retention restricted stock unit plan that provides for the grant of stock unit awards and is intended to assist in the retention of key employees. Each stock unit is a right to receive one Aerial Common Share or the fair market value of one Aerial Common Share as of the date the stock unit vests. Stock units are restricted and subject to forfeiture if the recipient does not remain employed by Aerial until the vesting date. As of January 14, 2000, stock units with respect to 431,000 Aerial Common Shares were granted and outstanding, of which 172,400 are scheduled to vest on February 1, 2000 and 258,600 are scheduled to vest on February 1, 2001. However, under the terms of the retention restricted stock unit plan, each outstanding restricted stock unit will become immediately vested upon approval by Aerial's stockholders of the Aerial reorganization agreement. Under the terms of the plan, the vested stock units will be paid promptly thereafter in cash or Aerial Common Shares, at the discretion of the chairman of Aerial.

TREATMENT OF VOICESTREAM STOCK OPTIONS

     If the Omnipoint reorganization has not closed prior to the closing of the Aerial reorganization, then upon the closing of the Aerial reorganization, each outstanding and unexercised option to purchase shares of VoiceStream common stock will be assumed by VoiceStream Holdings and converted into an option to purchase shares of VoiceStream Holdings common stock. The number of shares of VoiceStream Holdings common stock that a holder will be entitled to purchase upon the exercise of such new option will be equal to the number of shares of VoiceStream common stock subject to the original option. The exercise price for such options will be equal to the exercise price under the original VoiceStream option. The new option will otherwise have the same terms and conditions in effect immediately prior to the date the Aerial reorganization becomes effective.

COVENANTS OF VOICESTREAM, VOICESTREAM HOLDINGS AND AERIAL

     In the Aerial reorganization agreement, VoiceStream, VoiceStream Holdings, and Aerial have agreed to take or refrain from taking certain actions. The following summarizes these actions, which are also set forth in detail in the Aerial reorganization agreement.

     NO SOLICITATION OF ALTERNATIVE ACQUISITION PROPOSAL BY AERIAL

     Aerial has agreed that it and its subsidiaries and their respective officers, directors, employees, affiliates and advisors will not directly or indirectly:

     - take any action to solicit, initiate, facilitate or encourage any alternative acquisition proposal;

     - other than in the ordinary course of business and not related to an alternative acquisition proposal, engage in any discussions or negotiations with, or provide any non-public information

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

       or provide access to any other party who Aerial knows is considering an alternative acquisition proposal;

     - approve any transaction under the anti-takeover statutes of the Delaware General Corporation Law or approve any person becoming an "interested stockholder" under such statute; or

     - enter into any agreement with respect to an alternative acquisition proposal.

     The Aerial reorganization agreement does not prevent the Aerial board from complying with the applicable rules relating to tender offers under the Exchange Act; however, the Aerial board has agreed not to recommend that the Aerial stockholders tender their shares in connection with any alternative acquisition proposal consisting of a tender offer except to the extent the Aerial board by a majority vote determines that such a recommendation is required to comply with the fiduciary duties of the Aerial board under applicable Delaware law, after receiving the advice of outside legal counsel. TDS would be prohibited from tendering any of its shares pursuant to a tender offer. See "Special
Meetings -- Agreements to Vote in Favor of the Aerial Reorganization."

     RECOMMENDATION BY AERIAL, VOICESTREAM AND VOICESTREAM HOLDINGS BOARDS

     The board of directors of each party to the Aerial reorganization agreement has agreed to recommend to its respective stockholders the adoption of, and approval of the transactions contemplated by, the Aerial reorganization agreement. Each board of directors has recommended unanimously that its respective stockholders approve and adopt the Aerial reorganization agreement.

     The Aerial board may modify or withdraw its recommendation of the Aerial reorganization agreement in a manner adverse to VoiceStream only if:

     - the Aerial board has determined in good faith that it is required to take such action to comply with its fiduciary duties under Delaware law based on advice of outside counsel;

     - Aerial has given VoiceStream three business days' prior written notice that it intends to take such action and has considered any changes proposed by VoiceStream to the Aerial reorganization agreement to avoid such action;

     - Aerial has fully and completely complied with the requirements contained in the Aerial reorganization agreement relating to non-solicitation of acquisition proposals by Aerial; and

     - Aerial has called a special Aerial stockholder meeting to vote on the Aerial reorganization agreement.

     The boards of Aerial and VoiceStream are each required to hold a meeting of stockholders of Aerial and VoiceStream, respectively, to vote on the Aerial reorganization, even if such board has modified or withdrawn its recommendation of the Aerial reorganization.

     CONDUCT OF AERIAL'S BUSINESS PENDING THE AERIAL REORGANIZATION

     In general, the Aerial reorganization agreement requires Aerial and its subsidiaries, until the earlier of the closing of the Aerial reorganization or the termination of the Aerial reorganization agreement, to conduct their business in the ordinary course consistent with past practice and to use their reasonable best efforts to preserve intact their business organizations and relationships with third parties. In addition, Aerial has agreed to some specific restrictions, subject to exceptions described in the Aerial reorganization agreement and the schedules thereto. Aerial may not, without the prior written consent of VoiceStream:

     - declare or pay dividends or make other similar distributions in respect of its capital stock;

     - redeem or repurchase any of its capital stock;

     - split, combine or reclassify any of its capital stock or authorize the issuance of any other securities;

     - issue, sell, pledge or otherwise encumber any shares of its capital stock, other than pursuant to the Aerial long-term incentive plan, the Aerial restricted stock plan or the TDS tax deferred savings (401(k)) plan or pursuant to an investment agreement with Sonera;

     - amend its restated certificate of incorporation or by-laws;

     - acquire any business or assets other than (i) in the ordinary course of business which involve an aggregate purchase price not in excess of $5,000,000 and (ii) budgeted capital expenditures;

     - make any new capital expenditures other than those contemplated in Aerial's 1999 budget or 2000 business plan;

     - sell, lease, license or encumber any assets other than in the ordinary course of business and which involve assets having a current value not in excess of $5,000,000;

     - increase the salaries payable to Aerial's directors, officers and employees, except as required under employment agreements and except for such increases that are in the ordinary course of business consistent with past practices;

     - enter into or amend any employment or severance agreements, including any bonus, profit sharing, stock option, restricted stock or other deferred compensation agreement, except, in each case, in the ordinary course of business consistent with past practices;

     - change its accounting methods or fiscal year;

     - enter into or amend any material agreement;

     - amend any of its securities;

     - effect any corporate reorganization;

     - incur any indebtedness;

     - create any lien;

     - enter into guaranties of any obligations;

     - make any loan;

     - enter into any agreement that would materially limit VoiceStream Holdings from engaging in wireless business after the closing of the Aerial reorganization;

     - settle any material litigation or claim, except for the Sonera claim as described below in "Background of the Events Relating to Sonera";

     - make any material tax election or settle a material tax liability; or

     - take any action which would make a representation or warranty untrue.

     CONDUCT OF VOICESTREAM'S AND VOICESTREAM HOLDINGS' BUSINESS PENDING THE
AERIAL      REORGANIZATION

     Each of VoiceStream and VoiceStream Holdings also has agreed to restrictions on it and its subsidiaries until either the closing of the Aerial reorganization or the termination of the Aerial reorganization agreement. These restrictions are independent of any restrictions imposed upon

VoiceStream by the Omnipoint reorganization agreement. Among other things, the Aerial reorganization agreement includes restrictions on VoiceStream's and VoiceStream Holdings' ability to:

     - amend its organizational documents;

     - amend, reclassify or split VoiceStream's or VoiceStream Holdings' capital stock;

     - take any action that would delay the consummation of the Aerial reorganization;

     - change its accounting methods; or

     - enter into or acquire any new material line of business that is not strategically related to VoiceStream's and VoiceStream Holdings' current business.

     The Aerial reorganization agreement provides that, notwithstanding anything in that agreement to the contrary, VoiceStream and VoiceStream Holdings may enter into a subsequent transaction provided that such subsequent transaction would not reasonably be expected to prevent, impair or materially delay the transactions among VoiceStream, VoiceStream Holdings and Aerial. A subsequent transaction is defined in the Aerial reorganization agreement as any transaction whereby VoiceStream Holdings, VoiceStream or its subsidiaries would:

     - acquire control or make an investment in any entity in the wireless business;

     - issue equity in connection with such an acquisition;

     - enter into a strategic alliance or other commercial relationship; or

     - be acting in the ordinary course of business consistent with past practices;

provided, that in the case of the first three bullet points listed above, VoiceStream or VoiceStream Holdings, as the case may be, must receive an opinion from a national investment bank that the subsequent transaction is fair to its stockholders, or to VoiceStream or VoiceStream Holdings.

     ENFORCEMENT OF THIRD PARTY STANDSTILL AGREEMENTS

     Subject to the fiduciary responsibilities of the Aerial board, Aerial has agreed to enforce and not terminate, amend, modify or waive any standstill provision of any confidentiality or standstill agreement between Aerial and other parties entered into prior to the date of the Aerial reorganization agreement in connection with the process previously conducted by Aerial to solicit acquisition proposals for Aerial.

     DISCLOSURE OF CERTAIN MATTERS

     Aerial, VoiceStream and VoiceStream Holdings have each agreed to advise the other of any event which results in the executive officers of Aerial, VoiceStream or VoiceStream Holdings having a good faith belief that such change or event has resulted in or is reasonably likely to result in a material adverse effect on them or prevent or materially delay the consummation of the Aerial reorganization.

     QUALIFICATION FOR TAX PURPOSES

     Each of VoiceStream, VoiceStream Holdings and Aerial has agreed to use its reasonable best efforts to cause the Aerial reorganization to qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code and/or as part of a transaction described in section 351(a) of the Internal Revenue Code.

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     STOCKHOLDER MEETINGS

     Unless waived by Aerial, VoiceStream or VoiceStream Holdings, as the case may be, must use its reasonable commercial efforts to coordinate the time and place of its stockholder meeting to approve the Aerial reorganization with its stockholder meeting being held to approve the Omnipoint reorganization. The stockholders of VoiceStream or VoiceStream Holdings would vote on the Omnipoint reorganization and the Aerial reorganization at this stockholder meeting. In addition, Aerial and VoiceStream or VoiceStream Holdings, as the case may be, will try to hold their respective stockholder meetings on the same day.

     Unless the Aerial reorganization agreement is terminated in accordance with its terms, Aerial has agreed to submit the Aerial reorganization to a vote of its stockholders at a special stockholders meeting required to be called and held, even if Aerial's board determines at any time that the Aerial reorganization is no longer advisable or recommends that its stockholders reject the Aerial reorganization. At such stockholders meeting, pursuant to a stockholder voting agreement, TDS, which holds approximately 98% of the voting power of Aerial common stock, has agreed to vote for the Aerial reorganization even if the Aerial board withdraws its recommendation of the Aerial reorganization. Accordingly, the proposal to approve the Aerial reorganization will be approved without regard to the vote of any other Aerial stockholder.

     Unless the Aerial reorganization agreement is terminated in accordance with its terms, VoiceStream or VoiceStream Holdings, as the case may be, has agreed to submit the Aerial reorganization to a vote of its stockholders at a special stockholders meeting required to be called and held, even if the board of VoiceStream or VoiceStream Holdings, as the case may be, determines at any time that the Aerial reorganization is no longer advisable or recommends that its stockholders reject the Aerial reorganization. At this stockholders meeting, pursuant to a stockholder voting agreement, certain stockholders of VoiceStream and VoiceStream Holdings, who currently hold approximately 40% of the VoiceStream outstanding common stock, have agreed to vote for the Aerial reorganization even if the VoiceStream or VoiceStream Holdings board withdraws its recommendation of the Aerial reorganization.

     AERIAL SERIES A AND SERIES B NOTES, NOKIA CREDIT AGREEMENT AND NOKIA
GUARANTY

     Prior to or at the closing of the Aerial reorganization, VoiceStream Holdings will, with the assistance of Aerial and TDS, acquire, repay and/or amend the Aerial Series A zero coupon notes, the Aerial Series B zero coupon notes and the Nokia credit agreement. In connection therewith, TDS will be released from its guaranties and all liabilities thereunder.

     BEST EFFORTS TO COMPLETE THE AERIAL REORGANIZATION

     VoiceStream, VoiceStream Holdings and Aerial have agreed to cooperate with each other and use their best efforts to take all actions and do all things necessary or advisable under the Aerial reorganization agreement and applicable laws to complete the Aerial reorganization and the other transactions contemplated by the Aerial reorganization agreement.

     EMPLOYEE BENEFITS MATTERS

     From the closing of the Aerial reorganization through at least September 30, 2000, each of VoiceStream and VoiceStream Holdings has agreed to maintain salaries and benefits for Aerial employees and officers at levels which are substantially comparable to the levels in effect immediately prior to the effective time of the Aerial reorganization. In addition, Aerial employees eligible for a bonus will receive a bonus equal to the greater of the target bonus level or the actual bonus earned through at least September 30 of the year in which the Aerial reorganization occurs. Each of VoiceStream and VoiceStream Holdings has also agreed to honor all severance, employment and

                                       97
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similar agreements in force as of the effective time, subject to the right to amend or terminate such agreements in accordance with their terms.

     INDEMNIFICATION AND INSURANCE OF AERIAL DIRECTORS AND OFFICERS

     Each of VoiceStream and VoiceStream Holdings has agreed that, after the effectiveness of the Aerial reorganization, VoiceStream and VoiceStream Holdings will cause Aerial to:

     - continue to indemnify all past and present officers and directors of Aerial to the same extent that they are currently indemnified; and

     - for at least six years, continue to carry directors' and officers' insurance covering the existing directors and officers of Aerial, except that Aerial will not be required to pay more than 200% of the last annual premium paid for such insurance.

     TAX INDEMNIFICATION

     The Aerial reorganization agreement provides that TDS will indemnify VoiceStream and VoiceStream Holdings, without limitation for time, for all taxes imposed on:

     - the TDS consolidated tax group, other than Aerial and its subsidiaries, for any taxable year;

     - Aerial or its subsidiaries for any period ending on and including the closing date; or

     - VoiceStream and VoiceStream Holdings or any of their subsidiaries as a result of any payment by TDS to VoiceStream or VoiceStream Holdings or any of their subsidiaries pursuant to such tax indemnity.

     Any indemnification payment made by TDS pursuant to its tax indemnification of VoiceStream and VoiceStream Holdings will be reported as an adjustment to purchase price, contribution to capital, or other nontaxable amount to the extent there is substantial authority for such reporting position.

     OTHER AGREEMENTS

     In the Aerial reorganization agreement, VoiceStream, VoiceStream Holdings, TDS, and/or Aerial have agreed to enter into several ancillary agreements, which are described in more detail elsewhere in this document. These ancillary agreements include the:

     - debt replacement agreement;

     - transition services agreement;

     - TDS registration rights agreement;

     - employee benefit plans separation agreement;

     - Aerial stockholder voting agreement;

     - Sonera indemnity agreement;

     - VoiceStream stockholder voting agreement; and

     - TDS investor agreement.

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     TERMINATION OF CERTAIN AGREEMENTS BETWEEN AERIAL AND TDS

     In the Aerial reorganization agreement, Aerial has agreed to terminate the following intercompany agreements at or prior to the closing of the Aerial reorganization:

     - the cash management agreement;

     - the insurance cost sharing agreement;

     - the intercompany agreement;

     - the exchange agreement;

     - the employee benefit plan agreement;

     - the Aerial registration rights agreement; and

     - tax allocation agreement.

REPRESENTATIONS AND WARRANTIES OF VOICESTREAM, VOICESTREAM HOLDINGS AND AERIAL

     The Aerial reorganization agreement contains substantially reciprocal representations and warranties made by VoiceStream and VoiceStream Holdings, jointly, and Aerial to each other. The most significant of these relate to:

     - organization;

     - capital structure;

     - authority;

     - required consents and approvals;

     - SEC filed documents;

     - absence of any material adverse change;

     - information supplied;

     - permits and compliance with laws;

     - tax matters;

     - liabilities;

     - litigation;

     - inapplicability of state takeover statutes;

     - opinion of the respective financial advisors to VoiceStream and Aerial;

     - financial brokers;

     - requisite vote to approve the Aerial reorganization; and

     - transactions with affiliates.

     In addition, Aerial has made additional representations and warranties to VoiceStream and VoiceStream Holdings relating to:

     - subsidiaries;

     - benefit plans, employees and employment practices;

     - environmental matters;

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     - intellectual property; and

     - material contracts.

     In addition, VoiceStream and VoiceStream Holdings have jointly made additional representations and warranties to Aerial relating to the ownership and interim operations of VoiceStream Holdings' merger subsidiary.

     The representations and warranties described above expire at the closing of the Aerial reorganization and will not survive, except with respect to tax indemnities as described in "Tax Indemnification" and with respect to the dispute with Sonera, as described in "Sonera Indemnity."

CONDITIONS TO THE COMPLETION OF THE AERIAL REORGANIZATION

     MUTUAL CLOSING CONDITIONS

     The obligations of VoiceStream and VoiceStream Holdings, on the one hand, and Aerial, on the other hand, to complete the transactions provided for in the Aerial reorganization agreement are subject to the satisfaction or waiver of the following conditions.

     The following conditions may not be waived:

     - approval of the Aerial reorganization by the stockholders of Aerial;

     - approval of the Aerial reorganization by the stockholders of VoiceStream or VoiceStream Holdings, as the case may be;

     - absence of an injunction or restraining order preventing the consummation of the Aerial reorganization;

     - listing of VoiceStream Holdings shares on the Nasdaq Stock Market;

     - expiration or termination of the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     - effectiveness of the VoiceStream Holdings Form S-4 registration statement; and

     - receipt of all requisite orders and approvals of the FCC.

     The following conditions may be waived by the boards of VoiceStream and VoiceStream Holdings, on the one hand, and Aerial, on the other hand, in the exercise of their business judgment without seeking stockholder approval:

     - finality of all requisite orders and approvals of the FCC;

     - execution and delivery of the investor agreement between TDS and VoiceStream Holdings; and

     - consummation or termination of the Omnipoint reorganization; provided that this condition will be deemed satisfied if the Omnipoint reorganization has not been consummated or terminated by June 30, 2000 at the latest.

     ADDITIONAL AERIAL CONDITIONS

     The obligations of Aerial to complete the transactions provided for in the Aerial reorganization agreement are also subject to the satisfaction or waiver of the following conditions. The following

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conditions may be waived by the Aerial board in the exercise of its business judgment without seeking stockholder approval:

     - performance by each of VoiceStream, VoiceStream Holdings and the merger subsidiary of VoiceStream Holdings of the agreements required to be performed by them pursuant to the Aerial reorganization agreement at or prior to the closing;

     - confirmation that at the closing, each of the representations and warranties of VoiceStream, VoiceStream Holdings and the merger subsidiary of VoiceStream Holdings contained in the Aerial reorganization agreement are true and correct, except as would not be expected to have a material adverse effect on Aerial, VoiceStream, VoiceStream Holdings or the transactions contemplated by the Aerial reorganization agreement;

     - receipt by VoiceStream and VoiceStream Holdings of all requisite consents or approvals under VoiceStream's, VoiceStream Holdings' and their affiliates' debt instruments;

     - termination of the intercompany services agreements between TDS and Aerial;

     - consummation of the transactions contemplated by the $420 million TDS debt replacement;

     - repurchase, repayment and/or amendment of the Aerial Series A zero coupon notes, the Series B zero coupon notes and the Nokia credit agreement and the release and discharge of TDS as a guarantor thereunder;

     - settlement and payment of all intercompany accounts between TDS and Aerial;

     - termination of the tax allocation agreement between TDS and Aerial;

     - execution and delivery of the VoiceStream Holdings voting agreement;

     - absence of any amendments to the Omnipoint reorganization agreement or transactions contemplated thereby, except for those which would not have a material adverse effect on VoiceStream, VoiceStream Holdings or on the transactions contemplated by the Aerial reorganization;

     - execution and delivery by VoiceStream and VoiceStream Holdings of the TDS registration rights agreement;

     - receipt by Aerial of a legal opinion from FCC counsel to VoiceStream and VoiceStream Holdings;

     - receipt by Aerial of a legal opinion from corporate and state and regulatory counsel to VoiceStream and VoiceStream Holdings; and

     - absence of any continuing material adverse effect with respect to VoiceStream and VoiceStream Holdings relating to the Year 2000 issues.

     In addition, the obligation of Aerial to complete the Aerial reorganization is subject to the condition that Aerial receives an opinion of counsel to the effect that the Aerial merger will qualify as a tax-free transaction, except with respect to any cash received. This condition will not be waived by the Aerial board unless the Aerial board resolicits and obtains approval of the Aerial stockholders of the Aerial reorganization.

     ADDITIONAL VOICESTREAM AND VOICESTREAM HOLDINGS CONDITIONS

     The obligations of VoiceStream and VoiceStream Holdings to complete the transactions provided for in the Aerial reorganization agreement are also subject to the satisfaction or, to the extent legally permissible, waiver of the following conditions. The following conditions may be waived by the

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VoiceStream and VoiceStream Holdings boards in the exercise of their business judgment without seeking stockholder approval:

     - performance by Aerial of the agreements required to be performed by it pursuant to the Aerial reorganization agreement at or prior to the closing;

     - confirmation that at the closing, each of the representations and warranties of Aerial contained in the Aerial reorganization agreement are true and correct, except as would not be expected to have a material adverse effect on Aerial, VoiceStream and VoiceStream Holdings or the transactions contemplated by the Aerial reorganization agreement;

     - receipt by VoiceStream and VoiceStream Holdings of a legal opinion from FCC counsel to Aerial;

     - receipt by VoiceStream and VoiceStream Holdings of a legal opinion from corporate and state regulatory counsel to Aerial;

     - receipt by Aerial of all requisite consents or approvals under Aerial's debt instruments;

     - receipt by VoiceStream and VoiceStream Holdings of tax certificates from Aerial, TDS and Sonera;

     - absence of any continuing material adverse effect with respect to Aerial relating to the Year 2000 issues; and

     - exercise of statutory dissenters' rights with respect to no more than 7.5% of the shares of VoiceStream.

     In addition, the obligation of VoiceStream and VoiceStream Holdings to complete the Aerial reorganization is subject to the condition that VoiceStream Holdings receive an opinion of counsel to the effect that the VoiceStream merger will qualify as a tax-free transaction. This condition will not be waived by the boards of VoiceStream or VoiceStream Holdings without resoliciting and obtaining the approval of their stockholders of the Aerial reorganization.

TERMINATION OF THE AERIAL REORGANIZATION AGREEMENT

     RIGHT TO TERMINATE

     The parties may terminate the Aerial reorganization agreement at any time prior to the closing of the Aerial reorganization in any of the following ways:

     - by the mutual written consent of VoiceStream, VoiceStream Holdings, the merger subsidiary of VoiceStream Holdings and Aerial;

     - by any of VoiceStream, VoiceStream Holdings or Aerial:

        - if the Aerial reorganization is not consummated prior to the close of business on September 17, 2000, provided that if the Aerial reorganization has not closed only because any regulatory consents have not been received, then such termination date shall be December 17, 2000; or

        - in the event that any governmental entity shall have taken action to permanently enjoin the Aerial reorganization;

     - by VoiceStream or VoiceStream Holdings if the Aerial stockholders do not approve the Aerial reorganization;

     - by Aerial if the stockholders of VoiceStream or VoiceStream Holdings, as the case may be, do not approve the Aerial reorganization; or

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     - by either VoiceStream or VoiceStream Holdings, as the case may be, or
       Aerial for an uncured breach, following 30 days written notice thereof, by the other party of any representation, warranty or covenant, except for those that would not be expected to have a material adverse effect on Aerial, VoiceStream, VoiceStream Holdings or the transactions contemplated by the Aerial reorganization agreement.

     TERMINATION FEE PAYABLE BY AERIAL

     Aerial has agreed to pay VoiceStream and VoiceStream Holdings a cash amount equal to $40,000,000 in the event that VoiceStream or VoiceStream Holdings terminates the Aerial reorganization agreement due to an uncured breach, following 30 days written notice thereof, by Aerial of any representation, warranty or covenant, except for those that would not be expected to have a material adverse effect on Aerial or the transactions contemplated by the Aerial reorganization agreement.

     In the event that such a termination fee becomes payable and Aerial does not have sufficient funds at such time to pay the termination fee, TDS has agreed to allow Aerial to finance the termination fee through an increase in the TDS revolving credit agreement.

BACKGROUND OF THE AERIAL REORGANIZATION

     The following describes certain background information that we believe is necessary or useful for an understanding of the Aerial reorganization and the related transactions, including the transactions involving the Series A zero coupon notes, the Series B zero coupon notes, the Nokia credit agreement, the $420 million TDS debt replacement, the TDS tax settlement agreement, the relationship between TDS and Aerial and the arrangements with Sonera.

BACKGROUND OF EVENTS RELATING TO FINANCING OF AERIAL

     In 1991, Aerial was incorporated under Delaware law as a wholly-owned subsidiary of TDS.

     In 1995, Aerial acquired eight licenses from the FCC to provide PCS services in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City, Columbus, Alaska and Guam MTAs. Following its acquisition of PCS licenses, Aerial devoted its efforts to recruiting an experienced management team, developing and executing a business plan, designing and constructing a PCS network in each of its six MTAs and raising capital. Aerial sold its licenses covering the Guam and Alaska MTAs in 1996. The acquisition of the licenses and Aerial's initial development stage activities were funded by debt and equity financing from TDS.

     In April 1996, the Aerial certificate of incorporation was amended and restated and Aerial was recapitalized in preparation for a public offering of Aerial common stock. Immediately following the recapitalization and prior to the public offering, TDS owned 19,086,000 Aerial Common Shares and 40,000,000 Aerial Series A Common Shares, representing 100% of the Aerial common stock. Under the Aerial restated certificate of incorporation, the Aerial Common Shares are entitled to one vote per share and are entitled to elect 25% of the directors, rounded up to the nearest whole number, and the Aerial Series A Common Shares are entitled to 15 votes per share and are entitled to elect 75% of the directors, rounded down to the nearest whole number.

     In the public offering in April 1996, Aerial sold 12,250,000 Aerial Common Shares, representing 17.2% of the Aerial common stock, at an initial offering price of $17.00 per share. Immediately following the public offering, TDS owned 82.8% of the combined total of the outstanding Aerial common stock, including 60.9% of the outstanding Aerial Common Shares and 100% of the outstanding Aerial Series A Common Shares, and controlled 98.1% of the combined voting power of Aerial common stock. In connection with the initial public offering, Aerial Common

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Shares were listed on the Nasdaq Stock Market. There is no public market for the
Aerial Series A Common Shares, but such shares are convertible on a share-for-share basis into Aerial Common Shares. Aerial realized approximately $195 million in connection with the public offering, after the payment of the underwriters' commission. The net proceeds to Aerial from the public offering were used to repay indebtedness to TDS and to partially finance the development, construction and operation of Aerial's business.

     In June 1996, Nokia Telecommunications Inc. provided Aerial with $200 million in financing for digital radio channel and switching infrastructure equipment. Pursuant to an agreement with Nokia, Aerial issued to investors, in tranches, 10-year unsecured zero coupon promissory notes, the proceeds of which were paid to Nokia in satisfaction of borrowings by Aerial under the Nokia agreement. The investors who purchased such notes were institutional buyers who are unrelated to TDS, Aerial or VoiceStream. On November 4, 1996, Aerial issued $226.2 million in aggregate principal amount at maturity of Series A zero coupon notes due in 2006 for an aggregate issue price of $100 million. On February 5, 1998, Aerial issued $220 million in aggregate principal amount at maturity of Series B zero coupon notes due in 2008 for an aggregate issue price of $100 million. The investors who purchased the Series A and Series B zero coupon notes were institutional buyers who are unrelated to TDS, Aerial or VoiceStream. The obligations of Aerial under the Series A zero coupon notes and the Series B zero coupon notes are fully and unconditionally guaranteed by TDS in consideration for an annual fee from Aerial of 3% of the amount guaranteed.

     All of Aerial's MTAs launched service during the first half of 1997. With the launch of service in its MTAs, Aerial transitioned from the development stage to being an operating enterprise. Following this transition, significant efforts to build out Aerial's network infrastructure and to establish a customer base continued throughout 1997 and 1998.

     On June 30, 1998, Aerial and Nokia entered into a credit agreement under which Nokia agreed to provide financing to Aerial of up to $150 million in two tranches of $75 million each for the purchase of network infrastructure equipment and services from Nokia. The obligations of Aerial under the Nokia credit agreement mature on June 30, 2000, and are fully and unconditionally guaranteed by TDS in consideration for an annual fee from Aerial of 3% of the amount guaranteed. Any borrowings under the Nokia credit agreement must be used to prepay the amount due under the TDS revolving credit agreement and concurrently reduce by the same amount the authorized total line of credit available to Aerial Operating Company under the TDS revolving credit agreement. See "Arrangements and Transactions between TDS and Aerial -- Revolving Credit Agreement."

     On September 8, 1998, pursuant to the terms of a purchase agreement dated June 1, 1998, Sonera made a $200 million investment in Aerial Operating Company. Sonera purchased approximately 2.4 million shares of common stock of Aerial Operating Company, which represented a 19.4% equity interest in Aerial Operating Company. See "Background of Events Relating to Sonera."

     The majority of Aerial's cash requirements have been provided by TDS under the TDS revolving credit agreement. See "Arrangements and Transactions between TDS and Aerial -- Revolving Credit Agreement."

     Aerial anticipates that the continuing development of its PCS services will require substantial capital over the next few years. As a result, Aerial continues to have substantial financing requirements. These financing requirements have previously been funded by third parties and by TDS, as described above. As discussed below, beginning in the latter part of 1998, TDS began to consider whether Aerial's financing requirements and the development of its business should be financed entirely by parties other than TDS. TDS desired to reduce its risk as the primary source of financing for Aerial and believed that Aerial's financial strength and operating performance could be improved if it were financed entirely as a stand-alone entity. TDS considered whether these goals could be

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facilitated by a spin-off, merger, sale, business combination transaction or other transaction or reorganization.

BACKGROUND OF EVENTS LEADING TO AERIAL REORGANIZATION

     In the latter part of 1997, TDS developed a plan to reorganize TDS and its subsidiaries, including Aerial, through the issuance of tracking stock by TDS. In December 1997, TDS made an offer to acquire all of the Aerial Common Shares that it did not own in exchange for a class of TDS tracking stock that would represent the business of Aerial.

     Between January and September 1998, TDS representatives attempted to negotiate an agreement relating to its tracking stock offer with a special committee of the Aerial board of directors. Beginning in mid-September 1998, TDS management began to question the feasibility of the tracking stock proposal and began to explore other alternative transactions.

     In September and October 1998, TDS management held meetings and discussions with TDS's financial advisors relating to various alternatives, including a merger, sale or spin-off of Aerial. Based on these meetings, TDS developed a proposal relating to the possible spin-off of Aerial as an alternative to the tracking stock proposal, but left open the possibility for other alternatives, including the sale or merger of Aerial. As part of the spin-off proposal, TDS intended to discontinue providing additional financing to Aerial under the TDS revolving credit agreement and to cause Aerial to obtain financing from parties other than TDS on a stand-alone basis.

     On November 30, 1998, representatives of TDS and Sonera met with representatives of VoiceStream to discuss telecommunications industry trends, potential consolidation in the GSM market, and the strategic direction of their respective companies. TDS indicated to VoiceStream that it was considering various alternatives concerning its investment in Aerial.

     Over the next several weeks, VoiceStream, TDS, Aerial and Sonera each independently began an internal analysis of possible transactions involving VoiceStream, Aerial and Sonera.

     On December 17, 1998, the TDS board of directors approved the proposal to spin-off TDS's interest in Aerial and to consider other alternatives.

     On December 18, 1998, TDS issued a press release announcing that it was withdrawing its offer to exchange tracking stock for the outstanding Aerial Common Shares and was pursuing a tax-free spin-off of its interest in Aerial, as well as reviewing other alternatives. After Sonera became aware of the proposed spin-off, Sonera raised certain claims relating to its investment in Aerial Operating Company. See "Background of Events Relating to Sonera." As described in that section, prior to the investment by Sonera, Aerial Operating Company was a wholly-owned subsidiary of Aerial. Immediately after the Sonera investment, Aerial owned 80.6% and Sonera owned 19.4% of the common equity of Aerial Operating Company. Aerial Operating Company owns 100% of the equity interests in the entities which operate Aerial's six PCS markets.

     On December 28, 1998, VoiceStream and TDS, on behalf of itself and its affiliates and subsidiaries, including Aerial, entered into a mutual non-disclosure agreement.

     On December 28, 1998, VoiceStream and Sonera entered into a mutual non-disclosure agreement.

     In December 1998 and January 1999, TDS and Sonera held conversations with Omnipoint and another entity that might have a strategic interest in Aerial's business ("Entity One") in order to determine if these parties had any interest in a business combination transaction involving Aerial. Following these conversations, Omnipoint notified TDS that it had no interest in a business combination transaction with Aerial and, except for one additional conversation after this notice, all conversations between TDS and Omnipoint ceased. Representatives of TDS and Sonera held further

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discussions with representatives of Entity One, but did not identify any significant common interest in a business combination transaction.

     Also, during the latter part of 1998 and the early part of 1999, representatives of TDS and/or Aerial received unsolicited indications of interest from certain parties relating to the acquisition by those parties of individual markets from Aerial. Representatives of TDS and/or Aerial advised such parties that Aerial did not have an interest in piecemeal sales of individual markets, but invited such parties to sign a confidentiality agreement and to consider a business combination transaction involving all of Aerial.

     On January 28, 1999, as a result of TDS's announcement that it intended to spin off its interest in Aerial, the Aerial board of directors adopted resolutions establishing a special committee. The Aerial board of directors also adopted resolutions establishing a finance committee to consider financing matters in connection with the possible separation of Aerial from TDS through a spin-off.

     The Aerial board of directors believed that the appointment of the special committee was appropriate under the circumstances, including the fact that TDS owned over 80% of the common stock of Aerial, controlled approximately 98% of the voting power of Aerial and had the power to elect all of the directors of Aerial. The Aerial board also considered the fact that (1) eight of the 12 directors of Aerial are also directors and/or officers of, or are otherwise affiliated with, TDS or its subsidiaries, including Aerial, (2) three of the directors are trustees and/or beneficiaries of the TDS Voting Trust, which controls TDS and (3) two of the directors are representatives of Sonera. The members of the Aerial special committee were selected because they are neither directors or officers of TDS or any of its subsidiaries, except that they are independent directors of Aerial, nor beneficiaries or trustees of the TDS Voting Trust, and because they are also not affiliated with Sonera.

     The Aerial special committee was created to consider and make a recommendation to the full Aerial board of directors with respect to (1) the material aspects of any financing alternatives proposed by the Aerial finance committee; (2) the material agreements, arrangements and transactions between Aerial and TDS in connection with the financing alternatives and the spin-off; and (3) any proposed material changes to the arrangements with Sonera. The Aerial special committee was authorized to consider all material aspects of any financing alternatives proposed by the Aerial finance committee and to make its recommendation with respect thereto to the full board of directors together with the Aerial finance committee.

     The Aerial special committee is composed of Messrs. John D. Foster and Thomas W. Wilson, Jr. Messrs. Foster and Wilson are independent members of the Aerial board of directors. Both Mr. Foster and Mr. Wilson have been directors of Aerial since 1996. Mr. Foster is the President of Vedra International Associates, a consulting firm based in Florida. Prior to his association with that firm, Mr. Foster held a number of senior management positions in domestic and international units of AT&T Corporation over a period of approximately 30 years. Mr. Wilson is Chairman of Information Resources, Inc., a Chicago based company which provides information services to the consumer packaged goods industry. Prior to his retirement in 1990, he was a Senior Partner of McKinsey & Company, where he was employed for 24 years. He also serves on the board of directors of Productivity Solutions, Inc.

     The Aerial board of directors approved the reimbursement of Messrs. Foster and Wilson for any out-of-pocket expenses incurred by them in connection with their duties on the special committee and a fee of $2,000 apiece for each day on which Mr. Foster and Mr. Wilson performed services in connection therewith. Through November 15, 1999, Mr. Foster and Mr. Wilson have received fees of $56,500 and $60,000, respectively, and have been reimbursed for $17,758 in aggregate out-of-pocket expenses in connection with services on the special committee since it was created.

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     The Aerial special committee was authorized to engage independent counsel and financial advisors. Following its appointment, the Aerial special committee interviewed prospective investment banking firms to advise the special committee with respect to financial matters. The Aerial special committee engaged Wasserstein Perella & Co., Inc., as its financial advisor, and engaged Fried, Frank, Harris, Shriver & Jacobson as its legal advisor. Each of Wasserstein Perella and Fried, Frank was selected due to its reputation and experience. In addition, Fried, Frank was selected because it had also represented Messrs. Foster and Wilson on the special committee related to the tracking stock proposal.

     The Aerial special committee was invited to participate in all meetings of the Aerial finance committee and was kept apprised of the activities relating to the proposed refinancing of Aerial, the proposed spin-off and the consideration of alternative transactions, including a business combination involving Aerial.

     In connection with the proposed spin-off, TDS intended to replace a substantial amount of the debt owed by Aerial Operating Company to TDS with equity of Aerial, refinance Aerial's capital structure, including the release of TDS as guarantor of Aerial debt to third parties, amend or terminate various agreements between TDS and Aerial, and enter into various new agreements necessary in connection with the separation of TDS and Aerial, including arrangements relating to taxes.

     Although the anticipated debt replacement transaction would have provided Aerial with additional equity that Aerial's financial advisors advised Aerial was necessary in order for Aerial to complete a stand-alone financing, the anticipated debt replacement transaction would also have provided TDS with significant tax benefits by reducing its "excess loss account," or negative stock basis, in the stock of Aerial. In addition to the tax benefits which would have been provided to TDS, another consequence of the anticipated debt replacement transaction was that Sonera would have had rights to subscribe to additional equity of Aerial and of Aerial Operating Company at prices determined with reference to the market price of Aerial Common Shares.

     Beginning in early 1999, from time to time, representatives of TDS and Aerial held meetings and conversations with representatives of Sonera in an effort to resolve the claims raised by Sonera relating to its investment in Aerial Operating Company. See "Background of Events Relating to Sonera." Some of the meetings and conversations pertained solely to a settlement of such claims, while others involved a resolution of such claims in the context of a transaction involving Aerial, Sonera and VoiceStream.

     On February 2, 1999, representatives of VoiceStream met with representatives of TDS and Sonera and discussed the financial requirements of Aerial and VoiceStream and a possible transaction involving Aerial, VoiceStream and Sonera.

     In early 1999, TDS, the Aerial finance committee and the Aerial special committee met many times for the purpose of exploring ways to finance Aerial on an interim and permanent basis from sources other than TDS. However, due to the unfavorable cost and terms of proposed interim financing alternatives, TDS and the Aerial special committee agreed that TDS and Aerial would determine and settle certain tax obligations from TDS to Aerial as a means of providing funds to Aerial to meet its interim financing requirements.

     Between February 22 and March 11, 1999, representatives of TDS and representatives of the Aerial special committee negotiated the terms of a tax settlement agreement that would determine and settle certain tax obligations from TDS to Aerial under the tax allocation agreement between TDS and Aerial. During the course of these negotiations, representatives of the Aerial special committee requested TDS to agree to negotiate a "tag-along" right for the public stockholders of Aerial in the event of a sale by TDS of its Aerial shares. TDS refused, but agreed to include as a

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condition to the tax settlement agreement that the Aerial board approve a resolution increasing the authority of the Aerial special committee to consider and make a recommendation to the Aerial board with respect to any proposal relating to the sale, merger, consolidation or other business combination involving substantially all of the common stock or assets of Aerial.

     On March 12, 1999, after consulting with its legal and financial advisors, the Aerial special committee approved the tax settlement agreement and recommended that it be approved by the Aerial board of directors. Based on the recommendation of the Aerial special committee and other factors, on March 12, 1999, the Aerial board of directors approved the tax settlement agreement. The Aerial board also approved a resolution increasing the authority of the Aerial special committee to consider any proposal relating to the sale, merger, consolidation or other business combination involving substantially all of the common stock or assets of Aerial, and to report to the Aerial board the recommendation of the Aerial special committee with respect thereto.

     On March 12, 1999, the TDS board of directors approved the tax settlement agreement. Thereafter, the tax settlement agreement was executed by TDS, Aerial and Aerial Operating Company, and TDS delivered the tax settlement payment of $114.5 million to Aerial on March 15, 1999. See "Arrangements and Transactions between TDS and Aerial -- Tax Allocation Agreement."

     On March 12, 1999, representatives of VoiceStream and TDS discussed valuation and financial requirements of VoiceStream and Aerial and a possible business combination transaction involving Aerial and VoiceStream pursuant to which stockholders of Aerial would receive VoiceStream common stock. No agreements were reached in this meeting.

     In its discussions with VoiceStream relating to a possible business combination, TDS advised VoiceStream that it desired to replace a substantial amount of the debt from Aerial Operating Company to TDS with equity of Aerial prior to a business combination transaction. TDS desired to do this to eliminate or reduce its excess loss account in the stock of Aerial for tax purposes. However, in contrast to its effect in the context of the spin-off alternative, this action would not result in a permanent tax savings to TDS in the context of a business combination. The debt replacement transaction would not increase TDS's aggregate tax basis in the stock and debt of Aerial and Aerial Operating Company, but would merely transfer tax basis from the debt to the stock. Accordingly, even if the debt replacement eliminated the excess loss account in the stock of Aerial so that TDS's gains on the business combination were entirely deferred, TDS would nonetheless have to recognize such gain on any subsequent taxable disposition of its stock in the surviving entity for an amount at least equal to the value received in the business combination.

     On March 19, 1999, in order to permit Aerial formally to consider a business combination transaction with various potential parties including VoiceStream, Aerial delivered a notice to Sonera under the investment agreement among Sonera, TDS, Aerial and Aerial Operating Company, stating that Aerial desired to enter into a disposition transaction as described in the notice. Pursuant to the terms of the investment agreement, Sonera had a period of 10 days to determine if it desired to invoke certain provisions of the investment agreement requiring Aerial to negotiate exclusively with Sonera with respect to such a transaction.

     On March 29, 1999, Aerial received a notice from Sonera electing to invoke those provisions of the investment agreement that required Sonera and Aerial to negotiate exclusively with each other in good faith for 60 days with respect to a disposition transaction. As a result, representatives of Aerial began discussions with Sonera relating to a possible disposition transaction and ceased negotiations with VoiceStream and other potential parties.

     On March 31, 1999, representatives of VoiceStream and Sonera met to discuss Sonera's possible investment in VoiceStream as a result of a possible transaction with Aerial.

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     On April 20, 21 and 24, 1999, representatives of VoiceStream and Sonera met and discussed strategic direction of their respective companies and the strategic direction of and valuations for Aerial.

     On April 29, 1999, Aerial entered into an engagement letter with Donaldson, Lufkin & Jenrette. Pursuant to the engagement letter, Donaldson, Lufkin & Jenrette agreed to provide financial advisory services to Aerial in connection with the preparation and implementation of a financing plan and capital structure for Aerial in the event of completion of the spin-off. In addition, Donaldson, Lufkin & Jenrette agreed to provide financial services to Aerial with respect to a sale, merger, consolidation or other business combination involving all or at least a majority of the business, securities or assets of Aerial. The services to be provided by Donaldson, Lufkin & Jenrette included the identification and contact by Donaldson, Lufkin & Jenrette of parties that might be interested in acquiring Aerial and the determination of the nature and extent of any such interest. See "Aerial Fairness Opinion."

     Following the execution of the engagement letter, discussions were held between representatives of TDS, Aerial management and Donaldson, Lufkin & Jenrette to identify parties that might be interested in a business combination transaction with Aerial. Donaldson, Lufkin & Jenrette identified a total of 30 potential purchasers to be contacted to determine whether such parties would be interested in pursuing discussions concerning an acquisition of Aerial. The companies to be contacted were selected based on, among other things, (1) their level of involvement in the wireless or telecommunications business, (2) the likelihood of their having an interest in acquiring Aerial, and (3) their ability to effect such an acquisition. The companies to be contacted included primarily logical strategic acquirors, including those that had been in contact with TDS and/or Aerial earlier, as discussed above.

     On May 28, 1999, the 60-day period during which Aerial was required to negotiate exclusively with Sonera with respect to a disposition transaction expired without receipt by Aerial of an offer from Sonera relating to such a transaction. As a result, Aerial was free to negotiate a disposition transaction with other potential parties.

     Although exclusive negotiations with Sonera ended and, as outlined below, negotiations began with other potential purchasers, TDS and Aerial continued to negotiate periodically with Sonera to resolve the claims raised by Sonera. These discussions with Sonera included proposals to resolve such claims in the context of a business combination transaction involving Aerial, Sonera and VoiceStream, which transaction would be structured to achieve the mutual goal of TDS and Sonera that TDS obtain an equity interest in Sonera and that Sonera obtain a significant equity interest in VoiceStream.

     Following the expiration of Sonera's right of first negotiation on May 28, 1999, Donaldson, Lufkin & Jenrette contacted the 30 potential purchasers which it had identified. Twenty-one potential purchasers contacted by Donaldson, Lufkin & Jenrette indicated that they were not interested or did not respond to inquiries. Nine of the 30 potential purchasers contacted by Donaldson, Lufkin & Jenrette expressed an interest in receiving additional information about Aerial. Each of these nine parties executed a confidentiality agreement.

     In June 1999, following the receipt of executed confidentiality agreements, Donaldson, Lufkin & Jenrette distributed a confidential information memorandum to these nine parties. In the latter part of June and the early part of July 1999, representatives of Donaldson, Lufkin & Jenrette communicated with each of the nine potential purchasers in order to invite such potential purchasers to conduct due diligence with respect to Aerial, which included meetings with management, and to make a bid. Three of the nine potential purchasers that signed confidentiality agreements accepted the invitation to conduct due diligence and meet with management. Over the course of the next several weeks,

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Donaldson, Lufkin & Jenrette arranged for the three parties to conduct due diligence and meet with management in Chicago, Illinois.

     In early June 1999, representatives of VoiceStream and TDS, together with their financial advisors, met to discuss possible transaction structures and differences with respect to valuations of VoiceStream, Aerial and Sonera.

     On June 16, 1999, VoiceStream and Sonera sent a proposal to TDS that involved a complex, multi-step transaction pursuant to which, in effect, TDS would receive Sonera equity, Sonera would receive TDS's equity interest in Aerial, and VoiceStream would acquire Aerial, as a result of which Sonera would own a large amount of VoiceStream equity. That proposal contemplated an exchange ratio of 0.46 of a share of VoiceStream common stock per share of Aerial common stock. Based on the VoiceStream share closing price of $23.69 on June 15, 1999, the implicit transaction price per Aerial share in that proposal was approximately $10.90. This proposal also contemplated (1) that the public stockholders of Aerial would be entitled to elect to receive $14.00 in cash per Aerial share in lieu of VoiceStream equity, (2) that Aerial Operating Company's debt to TDS would be repaid within 18 months after closing, (3) that Sonera would obtain certain strategic rights vis-a-vis VoiceStream, and (4) that Sonera would provide a release of all of its claims against TDS and Aerial.

     Despite efforts to negotiate mutually satisfactory terms in connection with this and other proposals, TDS, Aerial and Sonera were unable to agree on a transaction structured to permit TDS to obtain an equity interest in Sonera in lieu of all or a portion of the equity interest that TDS would otherwise obtain in VoiceStream.

     On June 22, 1999, representatives of Sonera and VoiceStream met to discuss the possible transaction among Aerial, Sonera and VoiceStream.

     On June 23, 1999 Omnipoint and VoiceStream announced that they had executed the Omnipoint reorganization agreement. See "The Omnipoint
Reorganization -- Background of the Omnipoint Reorganization."

     In the latter part of July 1999, Donaldson, Lufkin & Jenrette asked the three parties who conducted due diligence and Sonera and an additional party who expressed an interest in making a bid, to deliver bids relating to a business combination transaction with Aerial by August 12, 1999. Donaldson, Lufkin & Jenrette requested that the bids remain open until September 9, 1999. Initial drafts of a merger agreement and related transaction documents were delivered to the five bidders and the bidders were asked to submit their proposed changes to such documents along with their bids. Among other things, the draft merger agreement contemplated that a purchaser would be fully indemnified with respect to any loss or expense relating to the dispute with Sonera, on terms to be negotiated. Representatives of the Aerial special committee had urged TDS to assume full responsibility for this indemnity.

     Due to the developments relating to a possible business combination transaction involving Aerial, other activities relating to the proposed refinancing and spin-off of Aerial were postponed pending the resolution of this process. As a result, Aerial was in need of additional financing pending the resolution of the process relating to the exploration of a possible business combination transaction. Accordingly, TDS, the Aerial finance committee and the Aerial special committee considered various alternatives for interim financing for Aerial. At the urging of the Aerial special committee, on July 22, 1999, TDS agreed to increase the maximum amount available for borrowing by Aerial Operating Company under the TDS revolving credit agreement from $650 million to $775 million. This was expected to provide sufficient funds to permit Aerial to meet its expected financing requirements into December 1999.

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     On August 6, 1999, the Aerial board of directors met and was apprised of the activities and status relating to a possible business combination transaction and the discussions with Sonera. Due to the conflicts of interest raised by the possibility of Sonera making a bid relating to a possible business combination transaction and by the dispute with Sonera, the Aerial board of directors established a transaction committee consisting of all of its directors other than the directors affiliated with Sonera. The Aerial transaction committee was authorized to exercise the full authority of the Aerial board to the extent permitted by law with respect to matters relating to any possible business combination transaction and relating to the Sonera dispute. See "Background of Events Relating to Sonera."

     On August 12, 1999, VoiceStream and another party ("Entity Two") made submissions relating to a business combination transaction involving Aerial, which stated that they would remain open until September 9, 1999. Sonera and the other two parties did not submit bids.

     Entity Two submitted a letter of interest rather than a firm proposal. Entity Two also did not deliver a mark-up of the merger agreement or the related agreements, but promised to deliver these by August 18, 1999. VoiceStream delivered a firm proposal, including a mark-up of the merger agreement and related agreements.

     The August 12, 1999 Entity Two proposal contemplated, among other things, a conversion of all outstanding Aerial shares and share equivalents, other than Sonera's share equivalents, into cash in a merger. The Entity Two proposal indicated a per share price between the market value of Aerial's Common Shares and a premium of 47% above such price. Based on the closing price for the Aerial Common Shares of $13.25 on August 11, 1999, this implied a maximum per share price of approximately $20.00. The Entity Two proposal also indicated that the purchase price would be subject to adjustment for any changes in net debt between March 31, 1999 and the closing date. The proposed cash transaction would be taxable to stockholders. However, the Entity Two proposal indicated that Entity Two was willing to discuss a deal structure that might be more tax efficient to stockholders.

     The August 12, 1999 VoiceStream proposal contemplated the issuance of common stock of VoiceStream, or VoiceStream Holdings if the Aerial merger occurred after completion of the Omnipoint transaction. VoiceStream proposed to convert all outstanding shares of common stock of Aerial into shares of VoiceStream or VoiceStream Holdings in a merger, including Sonera's Aerial Operating Company shares if Sonera exercised its tag-along right under the investment agreement. VoiceStream proposed a transaction which would qualify as a tax-free reorganization. VoiceStream offered to exchange 0.4 of a share of VoiceStream or VoiceStream Holdings common stock per share of common stock of Aerial, or an aggregate of 34.4 million shares of VoiceStream or VoiceStream Holdings. Although VoiceStream, through Sonera, had offered an exchange ratio of
0.46 of a VoiceStream share per Aerial share on June 16, 1999, VoiceStream indicated that it believed the exchange ratio of 0.4 provided an attractive value to Aerial stockholders, in light of recent developments. VoiceStream stated that, since the earlier discussions, VoiceStream had added customers at a significantly faster pace than Aerial and had entered into the agreement to acquire Omnipoint and that, as a result, the value of its business had improved substantially. Based on the closing price for VoiceStream common stock on August 11, 1999, the VoiceStream offer implied a price of $15.60 per Aerial Common Share.

     VoiceStream also proposed that between $300 million and $500 million of Aerial Operating Company's debt to TDS would be converted into equity at $17.00 per share of Aerial common stock. In addition, VoiceStream proposed that Aerial Operating Company would continue to owe approximately $300 million to TDS after the closing until this amount was refinanced within 18 months after the closing. VoiceStream also proposed that TDS solely provide an indemnity relating to the Sonera dispute, without any indemnity obligation by the public stockholders of Aerial.

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     The two proposals were reviewed and discussed by representatives of TDS and
Aerial and by the Aerial special committee and its representatives. The Aerial special committee indicated that it would like Donaldson, Lufkin & Jenrette to request VoiceStream to revise its proposal to include an election by the public stockholders of Aerial to receive cash in lieu of VoiceStream common stock in an amount per share of Aerial common stock equal to the product of the exchange ratio and the market price of the VoiceStream common stock at the time the transaction was announced. TDS and the Aerial special committee agreed that VoiceStream should be requested to revise its proposal to provide that the price for the debt replacement would also be based on the implied deal price based on the market price of VoiceStream common stock. TDS also requested Donaldson, Lufkin & Jenrette to advise VoiceStream that it should revise its proposal so that the debt from Aerial Operating Company to TDS that would remain outstanding would bear a market interest rate and be repaid within 12 months after the closing. TDS also indicated that it would not agree to be solely responsible for the indemnity relating to the Sonera dispute. The representatives of TDS and Aerial also agreed to ask VoiceStream to add a collar mechanism to its bid.

     On August 16, 1999, following review and discussions of the bids, Donaldson, Lufkin & Jenrette contacted representatives of VoiceStream and Entity Two. Donaldson, Lufkin & Jenrette advised representatives of VoiceStream that there was another bidder that had a competitive bid and encouraged VoiceStream to increase its bid and to make certain changes to its proposal, as described above. Donaldson, Lufkin & Jenrette advised Entity Two that there was another bidder and that Entity Two would have to make a more definitive proposal in order to continue participation in the auction. Entity Two was also asked to clarify aspects of its bid. Entity Two orally advised Donaldson, Lufkin & Jenrette that it would agree not to reduce the purchase price for increases in debt in the ordinary course and that its bid would be at least $20.00 per share, subject to due diligence.

     On August 17, 1999, VoiceStream delivered a letter which modified its proposal. The revised VoiceStream proposal included a collar mechanism with a fixed exchange ratio of 0.4 of a share of VoiceStream Holdings common stock per Aerial share within a range of 25% above and below the VoiceStream stock price of $40.875. Outside this range, the exchange ratio would float to a maximum of
0.45 and a minimum of 0.375, depending on VoiceStream's stock price, at which points the exchange ratio would become fixed.

     The revised VoiceStream bid also made other changes to its proposal. VoiceStream offered to shorten the term of the Aerial debt owed to TDS that was to remain outstanding to 12 months and proposed an interest rate for such debt of LIBOR plus 2.5%, subject to increase by 50 basis points every six months if not repaid in 12 months. The revised proposal also stated that VoiceStream required certainty that $300 million of the debt owed to TDS would be converted at the fixed price of $17.00. VoiceStream also objected to the complexity that would be involved in having the public stockholders of Aerial contribute to the indemnity relating to the Sonera dispute and reaffirmed its position that TDS should be solely responsible for this obligation.

     On August 17, 1999, Entity Two delivered a mark-up of a merger agreement and related stockholder agreement. The mark-up of the merger agreement indicated that Entity Two would be willing to offer stock in a transaction which would be tax-free to Aerial stockholders. However, the letter accompanying the mark-up indicated a stock transaction would require approval by Entity Two stockholders and that this could not occur until mid-2000. The August 17 mark-up of the merger agreement by Entity Two also reflected the conversion of all of Aerial's common stock and common stock equivalents, including Sonera's shares if it exercised its tag-along right.

     On August 17, 1999, Donaldson, Lufkin & Jenrette prepared and presented an analysis of both bids to the transaction committee of the Aerial board of directors. Following discussion, the Aerial transaction committee asked Donaldson, Lufkin & Jenrette to negotiate with both bidders.

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     At the encouragement of Donaldson, Lufkin & Jenrette, Entity Two accelerated its activities and attempted to complete its due diligence so as to be in a position to provide a firm offer and negotiate a transaction with Aerial more promptly. Entity Two conducted due diligence and made site visits over the next few days.

     On August 18 and 19, 1999, representatives of TDS and Aerial met with representatives of VoiceStream and made substantial progress in negotiating various issues. Among other things, TDS agreed that it would assume sole responsibility for the indemnity relating to the Sonera dispute.

     On August 19, 1999, representatives of VoiceStream made a revised proposal, which did not include any change in the exchange ratio or collar, and requested that TDS and Aerial agree to negotiate exclusively with VoiceStream. The representatives of TDS and Aerial responded that they could not recommend an exclusive arrangement based on the terms proposed by VoiceStream.

     In the evening of August 19, 1999, representatives of TDS and Aerial proposed that VoiceStream agree to a fixed exchange ratio of 0.45 of a share of VoiceStream Holdings common stock per Aerial share, without a collar. Based on the closing price of VoiceStream common stock on that date, the exchange ratio was equivalent to $18.62 per share of Aerial common stock. At the request of the Aerial special committee, representatives of TDS and Aerial also proposed that VoiceStream provide a cash election to the public stockholders. The Aerial special committee had requested that the cash election be an amount per share of Aerial common stock equal to the product of the exchange ratio and the value of the VoiceStream common stock at the time the transaction is announced. In the interest of reaching an agreement with VoiceStream, the representatives of TDS and Aerial proposed that the public stockholder cash election be rounded to $18.00 per share, which was slightly less than the then current implicit value of $18.62 per share of Aerial common stock at the proposed exchange ratio. Representatives of TDS and Aerial also proposed an alternative transaction with an asymmetrical collar mechanism if VoiceStream was unwilling to provide a cash option. Under the proposal made by representatives of TDS and Aerial, TDS would agree to replace approximately $400 million to $450 million of Aerial debt to TDS with Aerial equity at a price of $18.00 per share. Donaldson, Lufkin & Jenrette advised VoiceStream that it would be able to recommend that TDS and Aerial enter into exclusive negotiations with VoiceStream if VoiceStream agreed to such terms.

     Later that same evening, VoiceStream proposed that the exchange ratio be
0.41 of a share of VoiceStream Holdings common stock per Aerial share, which would have a value of approximately $17.00 per share of Aerial common stock based on the closing price of VoiceStream common stock on August 19, 1999. Representatives of VoiceStream also proposed that the cash option be $17.00 per Aerial share and that TDS pay $18.00 per share of Aerial common stock in the $420 million TDS debt replacement. After this proposal was rejected by TDS and Aerial, representatives of VoiceStream broke off negotiations.

     The following day, on August 20, 1999, a representative of VoiceStream called a representative of TDS and indicated that VoiceStream might agree to a transaction at an exchange ratio of 0.425 of a share of VoiceStream Holdings common stock per Aerial share. The TDS representative advised the VoiceStream representative that this would not be sufficient to permit exclusive negotiations or to present the transaction for approval to Aerial's board of directors.

     The following week, representatives of VoiceStream and TDS agreed that it would be productive to continue exchanging and negotiating documents in order to facilitate a possible transaction if the parties were ultimately able to reach agreement on deal terms. Accordingly, counsel for VoiceStream and counsel for TDS exchanged documents and held discussions over the following week relating to a possible transaction.

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     On August 27, 1999, Entity Two sent a letter to representatives of Aerial indicating a timetable for completing due diligence, obtaining approvals and submitting a binding offer by mid-September. Following the delivery of this letter, representatives of Entity Two and TDS held discussions in late August and early September 1999 and exchanged comments on documents.

     On September 7, 1999, a representative of Entity Two advised Donaldson, Lufkin & Jenrette that it would require another two to four weeks to deliver a firm proposal. This representative also indicated that the proposal would likely be in the low to mid $20's per share of Aerial common stock.

     Beginning on September 8, 1999, management and the legal and financial advisors of TDS, Aerial and VoiceStream met in Chicago to negotiate and discuss transaction structure issues. During this period, the parties negotiated the substance of the Aerial reorganization agreement and related transaction documents.

     During these discussions, the parties discussed, among other things, effecting the $420 million TDS debt replacement and pricing the Aerial cash election at $18.00 per share of Aerial common stock, even though the implicit value of a transaction had increased as a result of an increase in the market price of VoiceStream stock.

     On the evening of September 12, 1999, a representative of Aerial discussed the pricing of the $420 million TDS debt replacement with a representative of VoiceStream. The Aerial representative advised that TDS was willing to effect the $420 million TDS debt replacement at the price determined by multiplying the market price of the VoiceStream common stock by the agreed-upon exchange ratio, if VoiceStream would agree to increase the exchange ratio so that it would issue the same number of shares of VoiceStream common stock that would have been issued if TDS paid $18.00 per share of Aerial common stock in that transaction. This change would have had only a minor effect on the total value received by TDS in connection with the Aerial reorganization, including from the $420 million TDS debt replacement, because the higher exchange ratio as applied to the Aerial common stock owned by TDS would substantially offset the increased price which TDS would pay in the $420 million TDS debt replacement. Accordingly, TDS was indifferent to the alternatives of paying a lower price in the $420 million TDS debt replacement or receiving a higher exchange ratio. However, a higher exchange ratio would have increased the value of the transaction to the public stockholders and a higher investment price for Sonera would have made it less attractive to Sonera to provide additional funds to Aerial and agree to settle its claims.

     On the morning of September 13, 1999, representatives of VoiceStream advised the representatives of TDS and Aerial that VoiceStream was agreeable in concept to adjusting the exchange ratio in the manner suggested by the Aerial representative the prior evening in return for a higher price in the $420 million TDS debt replacement.

     On the evening of September 13, 1999, representatives of TDS, Aerial and VoiceStream met and attempted to resolve open issues, including the exchange ratio and certain concerns relating to the Omnipoint reorganization. The representatives of TDS and Aerial proposed that the exchange ratio be adjusted in the event that the Omnipoint reorganization did not occur. At the same meeting, there was discussion about the price at which the $420 million TDS debt replacement should occur. Representatives of TDS repeated that TDS would be willing to pay the price determined by multiplying the market price of the VoiceStream common stock by the agreed-upon exchange ratio. The representatives of VoiceStream expressed the view that a debt replacement price higher than $18.00 per Aerial share but less than that offered by TDS might be more appropriate, particularly in light of the desirability of negotiating a settlement with Sonera pursuant to which Sonera would commit to investing additional funds in Aerial. The representatives of TDS also continued to request that VoiceStream agree to a cash election equal to the price determined by multiplying the market price of the VoiceStream common stock by the agreed-upon exchange ratio. The representatives of

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VoiceStream expressed the view that the cash election should be fixed at $18.00 rather than be equal to the implicit deal price.

     On the morning of September 14, 1999, representatives of TDS, Aerial and VoiceStream met again to attempt to resolve open issues, including the exchange ratio. At that meeting, the representatives of VoiceStream offered an exchange ratio of 0.449, which equated to a value of $25.14 per share of Aerial common stock based on the closing price of VoiceStream common stock on September 13, 1999, and a cash election for the public stockholders of $18.00. VoiceStream also proposed that the price of the $420 million TDS debt replacement be $22.00 per share of Aerial common stock. The VoiceStream representatives also (1) offered to agree to a formula pursuant to which the exchange ratio would be adjusted in the event that the Omnipoint reorganization was terminated, (2) proposed a reduction in the exchange ratio if there were more than a certain number of shares of common stock and stock equivalents of Aerial outstanding at the effective time of the merger, and (3) advised that all of the remaining open issues would need to be resolved in VoiceStream's favor. In addition, the representatives of VoiceStream advised that, if VoiceStream's proposal was not accepted, VoiceStream would reconsider the exchange ratio it was offering, in light of the recent significant increase in the market price of VoiceStream's stock. The representatives of TDS and Aerial did not accept the proposed terms.

     Later that day, Mr. LeRoy T. Carlson, Jr., President of TDS and Chairman of Aerial, and other representatives of TDS and Aerial held a telephone conversation with Mr. John W. Stanton, Chairman of VoiceStream, and other representatives of VoiceStream, to determine whether VoiceStream had submitted its best and final offer and to attempt to resolve the remaining open issues. During this conversation, representatives of TDS and Aerial proposed an exchange ratio of 0.46, which Mr. Stanton rejected. After further negotiation, Mr. Stanton advised Mr. Carlson and the other representatives of TDS and Aerial that VoiceStream would increase its offer to 0.455 of a share of VoiceStream common stock per share of Aerial common stock. The exchange ratio of 0.455 equated to a value of $25.48 per share of Aerial common stock based on the closing price of VoiceStream common stock on September 13, 1999. Mr. Carlson indicated he would present Mr. Stanton's proposal to the Aerial transaction committee.

     Following this discussion, on September 14, 1999, Sonera was advised that TDS, Aerial and VoiceStream were prepared to present the terms of a business combination transaction to their respective boards of directors and invited Sonera to consider entering into arrangements pursuant to which it would settle its dispute with TDS and Aerial. As an inducement to Sonera to commit to invest additional funds in Aerial, to settle its claims against TDS and Aerial, and to modify its contractual arrangements with TDS and Aerial, Sonera was advised that, in the context of such a settlement, it would be permitted to make its additional investment at a price equivalent to $22.00 per share of Aerial common stock, instead of at prices determined with reference to the future public market price of Aerial Common Shares under the terms of the investment agreement with Sonera.

     In addition, representatives of TDS and Aerial advised representatives of the Aerial special committee of the proposed terms of the Aerial reorganization. The representatives of the Aerial special committee objected to the proposal that TDS and Sonera would pay $22.00 per share of Aerial common stock in the $420 million TDS debt replacement and the $230 million Sonera investment in Aerial and an Aerial subsidiary, respectively. Instead, the representatives of the special committee suggested an increase in both the TDS and Sonera investment price, or in the TDS investment price alone, in each case with a corresponding increase in the exchange ratio or, alternatively, an increase in the cash election price provided to the Aerial public stockholders. The representatives of TDS decided to request once again that VoiceStream agree to an increase in the exchange ratio and an increase in the price at which the $420 million TDS debt replacement and the

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$230 million Sonera investment would be effected in a manner that would keep the aggregate number of shares to be issued by VoiceStream constant.

     In connection with these discussions, TDS indicated that, while it was prepared to pay a higher price in the $420 million TDS debt replacement if the $230 million Sonera investment in Aerial and an Aerial subsidiary were made at the same price and there were a corresponding increase in the exchange ratio, it was not prepared to pay more than Sonera and effectively transfer additional value to Sonera. TDS indicated that in view of, among other things, the cash election protection afforded to the public stockholders, TDS's commitment to effect the $420 million TDS debt replacement irrespective of the consummation of the merger at a price in excess of Aerial's historic and current market prices, and its willingness to indemnify VoiceStream if Sonera did not agree to settle its claims, it was not appropriate for TDS to transfer additional value to Sonera.

     Following this discussion, representatives of TDS and Aerial advised representatives of VoiceStream of the objections of the Aerial special committee. The representatives of TDS and Aerial suggested that VoiceStream agree to increase the exchange ratio and increase the price at which the $420 million TDS debt replacement and the $230 million Sonera investment in Aerial and an Aerial subsidiary would be effected in a manner that would keep the aggregate number of shares to be issued by VoiceStream constant. The representatives of VoiceStream refused. As a result, the representatives of VoiceStream agreed to discuss the terms proposed by VoiceStream directly with representatives of the Aerial special committee.

     On the evening of September 14, 1999, representatives of VoiceStream spoke to representatives of the Aerial special committee and explained VoiceStream's rationale for requiring that the debt replacement agreement provide that TDS and Sonera pay $22.00 per Aerial share and for refusing to further increase the exchange ratio. Although the representatives of VoiceStream agreed that such a change would not have any net effect on the number of shares or value being delivered by VoiceStream, they pointed out that it would have the effect of requiring Sonera to pay a higher price for its investment in the event that Sonera agreed to acquire additional shares in Aerial and Aerial Operating Company at the same price as TDS was investing under the debt replacement agreement. The representatives of VoiceStream expressed a strong desire to achieve a settlement of the dispute with Sonera pursuant to which Sonera would commit to investing additional funds in Aerial and expressed their view that allowing TDS to replace its Aerial Operating Company debt and Sonera to invest at a price of $22.00 per share would facilitate the negotiation of such a settlement. The representatives of VoiceStream also indicated that VoiceStream was not prepared to increase the cash election price provided to the public stockholders and that selling equity at a fixed price would be important in assisting the combined company in meeting its future financing needs.

     On September 15, 1999, representatives of Sonera met with representatives of VoiceStream and advised them that although Sonera had issues with TDS and Aerial, Sonera would be willing to go forward with a transaction and settle such issues if, in addition to the $230 million Sonera investment, VoiceStream would permit Sonera to acquire newly issued shares of VoiceStream Holdings common stock at a purchase price of approximately the per share market value of VoiceStream common stock on September 15, 1999.

     Following additional discussions, on September 16, 1999, representatives of Sonera and VoiceStream agreed to present to their respective boards of directors an agreement whereby, upon the closing of the Omnipoint reorganization, Sonera would invest $500 million into VoiceStream Holdings by purchasing shares of VoiceStream Holdings common stock at $57.00 per share. Such agreement would be contingent upon the satisfactory settlement of the issues between Sonera, TDS and Aerial.

     On September 15, 1999, VoiceStream held a regularly scheduled meeting of its board of directors. Among other matters discussed, Mr. Stanton reviewed the strategic rationale for the

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

proposed reorganization and members of senior management presented further details. Goldman Sachs presented an analysis of the proposed transaction. A lengthy discussion ensued.

     Between September 15, 1999 and September 17, 1999, representatives of TDS, Aerial and VoiceStream proceeded to complete the Aerial reorganization agreement and related transaction documents reflecting the understanding of Messrs. Carlson and Stanton. In addition, between September 15, 1999 and September 19, 1999, TDS, Aerial and Sonera negotiated the terms of the settlement agreement and release and Sonera and VoiceStream negotiated the terms of the Sonera stock subscription agreement, the Sonera investor agreement and the Sonera registration rights agreement.

     On the morning of September 17, 1999, the Aerial transaction committee met with its legal and financial advisors to consider the proposed reorganization agreement. The members of the Aerial special committee and their legal and financial advisors participated in this meeting. At that meeting, Donaldson, Lufkin & Jenrette made a financial presentation with respect to the proposed Aerial reorganization. The representatives of Donaldson, Lufkin & Jenrette discussed the status of the bid by Entity Two. Donaldson, Lufkin & Jenrette advised the participants of the meeting regarding the risk that Entity Two might ultimately not make a firm offer and the risk that VoiceStream might withdraw from the process if it was extended. Donaldson, Lufkin & Jenrette also discussed the terms of the $420 million TDS debt replacement, the $230 million Sonera investment in Aerial and an Aerial subsidiary, the $500 million Sonera investment in VoiceStream Holdings and the settlement agreement and release. Donaldson, Lufkin & Jenrette delivered an oral opinion, which was subsequently confirmed in writing, to the effect that, as of such date, the consideration, defined as the Aerial stock election and the Aerial cash election, to be received by the stockholders of Aerial, other than VoiceStream, VoiceStream Holdings and Omnipoint and any of their respective affiliates, in the Aerial reorganization was fair, from a financial point of view, to such stockholders. A copy of the opinion of Donaldson, Lufkin & Jenrette appears as Annex F hereto. At this meeting, the terms of the Aerial reorganization agreement, the other transaction documents and the settlement agreement and release with Sonera were reviewed with the Aerial transaction committee by legal counsel. The meeting of the Aerial transaction committee was then recessed to permit the Aerial special committee to meet and take action with respect to the Aerial reorganization.

     At that time, the Aerial special committee met with its legal and financial advisors to consider the proposed reorganization agreement. At that meeting, Wasserstein Perella made a financial presentation with respect to the proposed Aerial reorganization. Wasserstein Perella delivered an oral opinion, which was subsequently confirmed in writing, to the effect that, as of such date, the consideration to be paid in the Aerial reorganization to the stockholders of Aerial, other than TDS and Sonera, was fair to such stockholders from a financial point of view. A copy of the opinion of Wasserstein Perella appears as Annex G hereto. Following a number of questions from, and discussion among, the members of the Aerial special committee and its legal and financial advisors, the Aerial special committee determined to recommend that the Aerial transaction committee and the full Aerial board of directors approve and adopt the Aerial reorganization agreement.

     Immediately following the meeting of the Aerial special committee, the meeting of the Aerial transaction committee was reconvened. The Aerial special committee advised the Aerial transaction committee of its recommendation. Following discussion, the Aerial transaction committee, among other things:

     - approved and adopted the Aerial reorganization agreement and determined that the Aerial reorganization was advisable and fair to and in the best interests of Aerial and its stockholders;

     - recommended that Aerial's board of directors approve and adopt the Aerial reorganization agreement and the Aerial reorganization; and

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

     - approved the other transaction documents related to the Aerial reorganization and recommended that Aerial's board of directors approve and adopt these documents.

     The Aerial transaction committee also approved the terms of a proposed settlement agreement and release with Sonera, as to which there was conceptual agreement but no final contract. The approvals relating to the Aerial reorganization agreement were independent of and not contingent on the execution of the settlement agreement and release.

     On September 17, 1999, following the meetings of the Aerial transaction committee and the Aerial special committee, the Aerial board of directors met with its legal and financial advisors to consider the proposed Aerial reorganization agreement. The members of the Aerial special committee and their legal and financial advisors participated in this meeting. At this meeting, Donaldson, Lufkin & Jenrette made a financial presentation with respect to the proposed Aerial reorganization.

     The representatives of Donaldson, Lufkin & Jenrette discussed the status of the bid by Entity Two and advised the Aerial board that there was a risk that Entity Two might ultimately not make a firm offer. The representatives of Donaldson, Lufkin & Jenrette also advised the Aerial board that there was a risk that VoiceStream might withdraw from the process if it was extended to provide additional time for Entity Two.

     Donaldson, Lufkin & Jenrette also discussed the terms of the $420 million TDS debt replacement, the $230 million Sonera investment in Aerial and an Aerial subsidiary, the $500 million Sonera investment in VoiceStream Holdings and the settlement agreement and release. The Aerial board of directors received the recommendation of the Aerial transaction committee and the Aerial special committee and Donaldson, Lufkin & Jenrette delivered its oral opinion, which was subsequently confirmed in writing, to the effect that, as of such date, the consideration, defined as the Aerial stock election and the Aerial cash election, to be received by the stockholders of Aerial, other than VoiceStream, VoiceStream Holdings and Omnipoint and any of their respective affiliates, in the Aerial reorganization was fair, from a financial point of view, to such stockholders. A copy of the opinion of Donaldson, Lufkin & Jenrette appears as Annex F hereto. At this meeting, the terms of the Aerial reorganization agreement, the other Aerial reorganization transaction documents and the terms of the proposed settlement agreement and release with Sonera were reviewed with the Aerial board by legal counsel. There then followed a number of questions from, and discussion among, the directors.

     Considering the factors set forth under the caption "-- Recommendations of the Aerial Board; Reasons for the Reorganization" and that (1) Entity Two did not comply with the bid requirements by not delivering a mark-up of the merger agreement by the original due date and by submitting a letter of interest rather than a firm proposal, (2) Entity Two advised Donaldson, Lufkin & Jenrette on September 7, 1999 that it would require another two to four weeks to deliver a firm proposal, (3) there was a risk that Entity Two might ultimately not make a firm offer, (4) there was no assurance that any offer by Entity Two would be superior to the terms of the Aerial reorganization agreement negotiated with VoiceStream and (5) there was a risk that VoiceStream might withdraw from the process if extended to provide additional time, the Aerial board determined that the Aerial reorganization was the best alternative available to Aerial and its stockholders. Accordingly, the Aerial board, among other things:

     - approved and adopted the Aerial reorganization agreement and determined that the Aerial reorganization was advisable and fair to and in the best interests of Aerial and its stockholders;

     - recommended that Aerial's stockholders approve and adopt the Aerial reorganization agreement and the Aerial reorganization; and

     - approved the other Aerial reorganization transaction documents.

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

     The Aerial board also approved and adopted the terms of the proposed settlement agreement and release with Sonera, with the representatives of Sonera on the board of directors abstaining with respect to action on this item due to the conflict of interest presented by it. The approvals relating to the Aerial reorganization agreement were independent of and not contingent on the execution of the settlement agreement and release.

     Later in the day on September 17, 1999, the TDS board of directors also approved and adopted the Aerial reorganization agreement, the TDS stockholder agreement and the other Aerial reorganization transaction documents and approved and adopted the terms of the proposed settlement agreement and release with Sonera. Mr. Swanson abstained from the vote on the latter item due to the conflict of interest presented by the fact that he is the Managing Director of Sonera U.S., a subsidiary of Sonera.

     On September 17, 1999, the VoiceStream board of directors held a meeting. Goldman Sachs, investment advisors to VoiceStream, delivered its oral opinion, which was subsequently confirmed in writing, that, as of September 17, 1999, the consideration to be paid by VoiceStream pursuant to the Aerial reorganization agreement was fair from a financial point of view to VoiceStream's stockholders. After a discussion, the board unanimously approved the proposed Aerial reorganization and the execution and delivery of the Aerial reorganization agreement, and the transactions contemplated thereby. The VoiceStream board also approved the $500 million Sonera investment.

     Following these meetings, after the close of trading on September 17, 1999, the Aerial reorganization agreement, the TDS stockholder agreement, the VoiceStream stockholder agreement, the debt replacement agreement and the indemnity agreement were executed by the parties thereto. The executed agreements were delivered on the evening of September 19, 1999, following the approval of the VoiceStream stockholder agreement by Hutchison.

     On September 20, 1999, prior to the commencement of trading on the Nasdaq Stock Market, the governing board of Sonera approved the settlement agreement and release, the Sonera investor agreement, the Sonera stock subscription agreement and the Sonera registration rights agreement, and these agreements were executed by the parties thereto as of September 17, 1999.

     On September 20, 1999, prior to the commencement of trading on the Nasdaq Stock Market, an announcement was made concerning the Aerial reorganization and the related transactions.

BACKGROUND OF EVENTS RELATING TO SONERA

     On September 8, 1998, pursuant to a purchase agreement among Sonera, TDS, Aerial and Aerial Operating Company, Sonera purchased 2,410,482 shares of common stock of Aerial Operating Company, representing approximately a 19.4% equity interest in Aerial Operating Company, subject to adjustment under certain circumstances, for an aggregate purchase price of $200 million. Under a related investment agreement executed on September 8, 1998, Sonera has the right, subject to adjustment under certain circumstances, to exchange each share of Aerial Operating Company common stock which it owns for 6.72919 Aerial Common Shares. Upon the exchange of all of the originally purchased shares of Aerial Operating Company common stock, Sonera would have owned approximately an 18.4% equity interest in Aerial, reflecting an equivalent purchase price of $12.33 per Aerial Common Share. Under the purchase agreement, Sonera is required to return for cancellation shares of Aerial Operating Company common stock if the average price of the Aerial Common Shares, calculated as provided in the purchase agreement, exceeds certain threshold prices. This cancellation has the effect of increasing Sonera's purchase price for each share of Aerial Operating Company common stock purchased by Sonera and increasing Sonera's per share equivalent purchase price for Aerial Common Shares.

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

     On November 24, 1998, TDS advised Sonera of TDS's intention to proceed with a spin-off of Aerial. On December 18, 1998, TDS issued a press release announcing its intention to spin off its equity ownership interest in Aerial, as well as to review other alternatives, and to seek additional financing for Aerial from sources other than TDS.

     In a number of oral and written communications after Sonera became aware of the proposed spin-off, Sonera objected to the proposed spin-off of Aerial as inconsistent with the terms of Sonera's contractual arrangements with TDS and Aerial and asserted that TDS and Aerial had misrepresented and failed to disclose certain material facts, as a result of which Sonera had been induced to pay an excessive price for the Aerial Operating Company common stock. As a result, Sonera requested the renegotiation of certain matters relating to Sonera's investment in Aerial Operating Company, including an adjustment in its purchase price.

     Beginning in early 1999 and continuing from time to time through September 19, 1999, representatives of TDS and Aerial held meetings and conversations with representatives of Sonera in an effort to resolve the claims raised by Sonera relating to its investment in Aerial Operating Company. Some of the meetings and conversations pertained solely to a settlement of such claims, while others involved a resolution of such claims in the context of a transaction involving Aerial, Sonera and VoiceStream. See "Background of the Aerial Reorganization." After several meetings in February and March 1999 that were unsuccessful in resolving the concerns raised by Sonera, counsel to Sonera raised the possibility of litigation in the event that these concerns were not resolved to Sonera's satisfaction.

     In order to permit Aerial to consider a possible business combination transaction, on March 19, 1999, Aerial delivered a notice to Sonera under the investment agreement stating that Aerial desired to enter into a disposition transaction as described in the notice. Pursuant to the terms of the investment agreement, Sonera had a period of ten days to determine if it desired to invoke certain provisions of the investment agreement requiring Aerial to negotiate exclusively with Sonera with respect to such a transaction. On March 29, 1999, Aerial received a notice from Sonera electing to invoke those provisions of the investment agreement that required Sonera and Aerial to negotiate exclusively with each other in good faith for 60 days with respect to a disposition transaction. Between March 29, 1999 and May 28, 1999, Aerial and Sonera held discussions and exchanged documents relating to a possible disposition transaction and a resolution of the claims by Sonera. On May 28, 1999, the 60-day period during which Aerial was required to negotiate exclusively with Sonera with respect to a disposition transaction expired without receipt by Aerial of an offer from Sonera relating to such a transaction. As a result, Aerial was free to negotiate a disposition transaction with other potential parties.

     Although exclusive negotiations with Sonera ended and negotiations began with other potential purchasers, including negotiations directly with VoiceStream, TDS and Aerial continued to negotiate periodically with Sonera to resolve the claims raised by Sonera. However, TDS, Aerial and Sonera were unable to reach a mutually satisfactory resolution of these claims prior to September 19, 1999.

     On March 31, 1999, pursuant to the provisions contained in the investment agreement, Sonera purchased 2,772 shares of Aerial Operating Company common stock, bringing its total ownership in Aerial Operating Company to 2,413,254 shares of common stock.

     The average price of Aerial Common Shares, calculated pursuant to the purchase agreement, exceeded the initial threshold price of $9.50 for the twenty consecutive trading day period ending on June 1, 1999. On June 8, 1999, Aerial delivered the required notice of this event to Sonera. As a result, Sonera was required to surrender 256,375 shares of Aerial Operating Company common stock for cancellation on or before June 22, 1999.

     On June 21, 1999, Sonera notified Aerial of its refusal to surrender for cancellation any of the shares of Aerial Operating Company common stock pursuant to the notice issued on June 8, 1999.

     The average price of Aerial Common Shares exceeded the second threshold price of $10.50 for the twenty consecutive trading day period ending on June 25, 1999. On July 7, 1999, Aerial delivered the required notice of this event to Sonera. As a result, Sonera was required to surrender an additional 207,082 shares of Aerial Operating Company common stock for cancellation on or before July 21, 1999.

     The average price of Aerial Common Shares exceeded the third threshold price of $11.50 for the twenty consecutive trading day period ending on July 7, 1999. On July 14, 1999, Aerial delivered the required notice of this event to Sonera. As a result, Sonera was required to surrender an additional 170,759 shares of Aerial Operating Company common stock for cancellation on or before July 28, 1999.

     The effect of these events was to decrease the number of shares of Aerial Operating Company common stock that Sonera was entitled to own to 1,779,038 shares, which represents the equivalent of 11,971,485 Aerial Common Shares.

     On July 22, 1999, Sonera notified Aerial of its refusal to surrender for cancellation any of the shares of Aerial Operating Company common stock pursuant to the notices of July 7 and July 14, 1999.

     During the next several weeks, Aerial was involved in an auction process relating to a possible business combination, as described under "Background of Events Relating to Aerial Reorganization." As described in this section, Sonera was a participant in this process.

     As of September 17, 1999, Sonera, TDS, Aerial and Aerial Operating Company executed the settlement agreement and release. See "Agreements Relating to the Aerial Reorganization -- Settlement Agreement and Release."

RECOMMENDATIONS OF THE VOICESTREAM BOARD; REASONS FOR THE AERIAL REORGANIZATION

     The VoiceStream board considered a merger with or investment in another company to continue its effort to build a stronger competitor in the rapidly expanding telecommunications industry. The VoiceStream board believes that combining VoiceStream's and Aerial's resources and markets, alone or with Omnipoint, will create a strong national competitor. The board unanimously recommends that VoiceStream stockholders approve the Aerial reorganization proposal at a special stockholders meeting.

     In reaching its determination to approve the VoiceStream merger proposal, the Aerial reorganization agreement and the related transactions, the VoiceStream board consulted with VoiceStream's financial and legal advisers and senior management and considered a number of factors in addition to those set forth above.

     The following factors were considered to be positive:

     - the current conditions and trends in the telecommunications industry, including the likelihood that future mergers and acquisitions will increase the size and strength of competitors;

     - the extent and geographical scope of business operations, and VoiceStream's continuing ability to compete against larger wireless carriers;

     - the need for significant capital resources to build out the combined company's GSM systems;

     - the consistency of the strategies that the two companies were pursuing;

     - the synergies which the combined company might realize, and other expected benefits of the Aerial reorganization, if completed;

     - the impact that the transaction would be expected to have on the combined company's balance sheet, earnings and cash flow;

     - the likelihood that VoiceStream and Aerial would be able to obtain the necessary regulatory approvals to complete the Aerial reorganization, and the likelihood that regulatory authorities would insist on conditions to those approvals which could substantially reduce the benefits of the Aerial reorganization;

     - the impact of the transaction on the combined company's ability to maintain and enhance VoiceStream's reputation for delivering high-quality services to customers;

     - the impact of the transaction on the combined company's ability to maintain a high-quality, highly-motivated work force;

     - the impact of the transaction apart from and combined with the Omnipoint reorganization;

     - a review of the historical operating results of Aerial and VoiceStream and the projected operating results of Aerial and VoiceStream, individually and in combination;

     - the effect of the $420 million TDS debt replacement;

     - the effect of the $500 million Sonera investment in VoiceStream Holdings and the $230 million Sonera investment in Aerial and an Aerial subsidiary;

     - the other potential major transactions which might be available to VoiceStream in addition to the Aerial reorganization, and the effect of the Aerial reorganization on the ability of VoiceStream to pursue those transactions;

     - the opinion of VoiceStream's financial advisors that, as of the date of such opinion, the consideration to be paid by VoiceStream pursuant to the Aerial reorganization agreement was fair from a financial point of view to VoiceStream stockholders; and

     - the fact that one member of VoiceStream Holdings' board would be appointed by each of TDS and Sonera, subject to the approval of VoiceStream Holdings, which approval cannot be unreasonably withheld, and provided that the TDS appointee cannot be a director, officer or affiliate of TDS.

     In addition, the VoiceStream board of directors considered the following negative factors:

     - the impact the transaction could have on the tax-free status of the spin-off of VoiceStream from Western Wireless and VoiceStream's obligations under the tax sharing agreement with Western Wireless;

     - the other potential major transactions which might be available to VoiceStream as alternatives to the Aerial reorganization, and the effect of the Aerial reorganization on the ability of VoiceStream to pursue those transactions;

     - the historical operating results and substantial indebtedness of Aerial;

     - the assumption of certain Aerial or Aerial Operating Company debt by VoiceStream or VoiceStream Holdings, as the case may be; and

     - the risks that the synergies and other expected benefits would not be realized.

     The VoiceStream board of directors determined that the positive factors outweighed the potential negative factors.

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

     The foregoing summary addresses the material facts, matters and information considered by the VoiceStream board in connection with its deliberations on the combination of Aerial and VoiceStream. In view of the variety of factors considered, the VoiceStream board did not find it practical to and did not make a specific assessment of or otherwise assign relative weights to the specific facts, matters and information considered. The VoiceStream board further believes that no other potential merger candidate provided the compatibility of technology and geographic fit in the markets where Aerial operates, making Aerial preferable to other merger candidates. The VoiceStream board adopted the Aerial reorganization agreement and approved the transactions contemplated thereby, in consideration of all of the facts, matters and information brought to its attention.

     Taking into account all of the material facts, matters and information, including those described above, the VoiceStream board believes that the terms of the Aerial reorganization agreement and the transactions provided for therein are fair to and in the best interests of VoiceStream's stockholders.

THE VOICESTREAM BOARD UNANIMOUSLY RECOMMENDS THAT VOICESTREAM'S STOCKHOLDERS VOTE "FOR" ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, THE AERIAL REORGANIZATION AGREEMENT.

VOICESTREAM FAIRNESS OPINION

     Goldman Sachs has acted as financial advisor to VoiceStream in connection with the Aerial reorganization. On September 17, 1999, Goldman Sachs delivered its opinion to the VoiceStream board, subsequently confirmed in writing, that as of the date of such opinion the merger consideration to be paid by VoiceStream pursuant to the Aerial reorganization agreement is fair from a financial point of view to VoiceStream stockholders. For purposes of this description, merger consideration means (1) in the case of TDS and Sonera, the right to receive the conversion number of shares of VoiceStream Holdings common stock and (2) in the case of stockholders of Aerial other than TDS or Sonera, the right to receive the conversion number of shares of VoiceStream Holdings common stock or, at the election of such stockholders, $18.00 in cash. The conversion number will be equal to 0.455; provided, however, (1) in the event that (a) the Omnipoint reorganization agreement is terminated or the transactions contemplated by the Omnipoint reorganization agreement are not consummated by June 30, 2000 and (b) the average of the mean price, calculated on a weighted average based upon the volume of shares traded on each day, for a share of VoiceStream common stock during the 15 trading days ending on the business day prior to the completion of the Aerial reorganization is less than $39.56, the conversion number will be equal to the number determined by dividing $18.00 by such average price, but will not be greater than 0.50 or less than 0.455 or, if applicable, the quotient calculated as described in clause (2); and (2) in the event that the number of adjusted fully diluted shares exceeds 85,839,161 as of the completion of the Aerial reorganization, the conversion number will be equal to the number determined by dividing 39,056,818 by such number as of the completion of the Aerial reorganization, subject to further adjustment as described in clause (1), if applicable. For this purpose adjusted fully diluted shares means the aggregate number of issued and issuable shares of Aerial common stock and includes any stock appreciation rights, phantom stock rights or other contractual rights the value of which is determined in whole or in part by the value of shares of capital stock of Aerial or any of its subsidiaries. Adjusted fully diluted shares does not include any shares issued or to be issued to TDS and Sonera pursuant to the debt replacement agreement or shares that are or may be issued pursuant to Aerial performance stock options. In addition, pursuant to the debt replacement agreement, debt of Aerial Operating Company in the amount of $420 million held by TDS will be converted into shares of Aerial common stock at a conversion price of $22.00. In addition, VoiceStream has advised Goldman Sachs that Sonera will acquire 10.45 million shares of Aerial common stock at a price of $22.00 per share.

     The full text of the Goldman Sachs opinion is attached as Annex E to this joint proxy statement-prospectus and stockholders of VoiceStream are urged to, and should, read such opinion in its entirety.

     In connection with its opinion, Goldman Sachs reviewed:

     - the Aerial reorganization agreement;

     - the Omnipoint reorganization agreement;

     - the debt replacement agreement;

     - the registration statement on Form 10 of VoiceStream;

     - the annual reports to stockholders and annual reports on Form 10-K of Western Wireless for the three years ended December 31, 1998;

     - the annual reports to stockholders and annual reports on Form 10-K of Aerial for the two years ended December 31, 1998;

     - certain interim reports to stockholders and quarterly reports on Form 10-Q of VoiceStream, Western Wireless and Aerial;

     - certain other communications from VoiceStream, Western Wireless and Aerial to their respective stockholders; and

     - certain internal financial analyses and forecasts for VoiceStream prepared by the management of VoiceStream, certain financial analyses and forecasts for Aerial prepared by the management of VoiceStream and certain internal financial analyses and forecasts for Aerial prepared by the management of Aerial.

     Goldman Sachs also held discussions with members of the senior management of VoiceStream and Aerial regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the Aerial reorganization agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs reviewed the reported price and trading activity for the VoiceStream and Aerial common stock, compared certain financial and stock market information for VoiceStream and Aerial with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the United States wireless communications industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.

     Goldman Sachs assumed the accuracy and completeness of all of the financial and other information reviewed by it for purposes of rendering its opinion. Goldman Sachs assumed, with the consent of the VoiceStream board, that the forecasts had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of VoiceStream and Aerial, as the case may be. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of VoiceStream or Aerial or any of their subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs also took into account VoiceStream's view as to the possible tax consequences of the transactions contemplated by the Aerial reorganization agreement as described to Goldman Sachs by VoiceStream. Goldman Sachs did not assume that there would be no adverse tax consequences to VoiceStream as a result of the transaction, but determined that the possibility of any such consequences implicating the tax indemnification obligations of VoiceStream to Western Wireless would not affect its conclusion as to the fairness of the merger consideration. Goldman Sachs assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the transaction contemplated by the Aerial reorganization agreement will be obtained without any adverse effect on

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

VoiceStream or Aerial or on the contemplated benefits of the transactions contemplated by the Aerial reorganization agreement. The Goldman Sachs opinion was provided for the information and assistance of the VoiceStream board in connection with its consideration of the transactions contemplated by the Aerial reorganization agreement. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of VoiceStream common stock should vote with respect to such transactions.

     The following is a summary of the material financial analyses presented by Goldman Sachs to the VoiceStream board at the meeting of the VoiceStream board on September 15, 1999, utilizing, however, the stock price information used by Goldman Sachs with respect to its opinion dated September 17, 1999. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the text accompanying each summary.

SELECTED COMPANIES ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to determine how the price per Aerial POP represented by the merger consideration compared both to VoiceStream's price per POP and the price per POP for the following selected companies: Microcell Communications, Inc., Omnipoint, Powertel, Inc., and Sprint PCS. The selected companies were chosen because they are publicly traded companies with operations that are similar to those of VoiceStream and Aerial. The price per POP in each case was calculated by dividing the respective company's license value and adjusted enterprise value by different measures of that company's POPs. In this analysis, enterprise value for each of the companies is the sum of the market capitalization for that company and its total debt, preferred stock and minority interest, less cash and cash equivalents. Adjusted enterprise value for each of the companies is the enterprise value for that company less the value of its POPs not to be covered under the business plan for that company, valued at $5.00 per POP. "POPs" are the number of persons within a license's converge area and are derived from management estimates and public sources. "Covered POPs" are the estimated number of POPs within the license area served by the operating network. Weighted POPs are determined by multiplying the number of POPs in a 10 MHz license area by 0.25, the number of POPs in a 20 MHz license area by 0.75 and the number of POPs in a 30 MHz license area by one, and reflect the fact that licenses with greater MHz provide greater bandwidth or capacity. License value for each of the companies is the difference between enterprise value and cumulative capital expenditures. Finally, invested capital is the sum of the cumulative capital expenditures and license costs based on public sources. The analysis was performed using share prices as of September 17, 1999.

     The following chart summarizes the results of that analysis:

                                                                                              SPRINT
                                       AERIAL    AERIAL*   MICROCELL   OMNIPOINT   POWERTEL     PCS     VOICESTREAM
                                       -------   -------   ---------   ---------   --------   -------   -----------
Adjusted Enterprise
Value/2000 Covered POPs..............  $106.32   $130.11    $73.48      $106.30    $124.29    $220.85     $203.12
License Value/2000
  Covered POPs.......................    70.36     94.14     52.62        90.36      87.00     181.41      181.21
Adjusted Enterprise Value/Total
  POPs...............................    91.07    111.44     45.90        51.96     109.44     176.76       83.35
License Value/Total POPs.............    60.27     80.64     31.43        41.89      76.17     144.36       71.66
Adjusted Enterprise Value/
  Weighted POPs......................    91.07    111.44     45.90        73.52     120.30     219.76      141.22
License Value/Weighted POPs..........    60.27     80.64     31.43        59.27      83.73     179.48      121.42
PCS Enterprise Value/Invested
  Capital............................     2.5x      3.0x       N/A         3.0x       2.3x       3.7x        6.0x

---------------
* Aerial at the deal price based on an exchange ratio of 0.455 and the issuance of an assumed 52.5 million shares of VoiceStream Holdings common stock.

     Goldman Sachs noted that this analysis demonstrated that the merger consideration being paid by VoiceStream, while higher than three of the four selected companies' price per POP, resulted in a lower price per POP than VoiceStream's own price per POP and a lower price per POP than Sprint PCS's price per POP.

DISCOUNTED CASH FLOW ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to compare the percentage in the combined company that the VoiceStream stockholders would own, using discounted cash flow methodologies, to the percentage ownership resulting from the Aerial reorganization agreement. Goldman Sachs performed this analysis by determining ranges of enterprise values and equity values for VoiceStream on a stand-alone basis and for Aerial based on two different sets of assumptions regarding Aerial's future performance and by determining ranges of enterprise and equity values for VoiceStream on a stand-alone basis and for Aerial, in each case based on Goldman Sachs research. Specifically, Goldman Sachs compared the range of values for VoiceStream on a stand-alone basis based on VoiceStream management's internal model for VoiceStream ("VoiceStream Case A") to a range of values for Aerial on a stand-alone basis based on (1) Aerial management's internal model for Aerial ("Aerial Case A") and (2) VoiceStream management's internal model for Aerial ("Aerial Case B"). This analysis also compared the range of values for VoiceStream on a stand-alone basis based on a model for VoiceStream based on Goldman Sachs research ("VoiceStream Case B") to a range of values for Aerial on a stand-alone basis based on a model for Aerial based on Goldman Sachs research ("Aerial Case C").

     The following tables present the ranges of enterprise value and equity value for each of the VoiceStream cases and each of the Aerial cases and the resulting range of implied ownership of the combined company by VoiceStream stockholders, assuming an all-stock transaction, based on forward 2008 EBITDA multiples for VoiceStream and Aerial ranging from 9.0x to 13.0x and discount rates ranging from 12% to 16%. Equity value of each of the companies represents the company's enterprise value net of the book value of the company's outstanding net indebtedness. "EBITDA," for purposes of the opinion, represents earnings before interest, taxes, depreciation and amortization.

                                          VOICESTREAM          AERIAL             AERIAL
                                            CASE A             CASE A             CASE B
                                        ---------------    ---------------    ---------------
Enterprise Value......................  $3,390 - $6,574    $2,147 - $3,808    $1,632 - $3,240
Equity Value..........................    2,445 - 5,629      1,287 - 2,948        771 - 2,380
Implied VoiceStream Ownership.........              N/A          65% - 66%          70% - 76%

                                                           VOICESTREAM          AERIAL
                                                             CASE B             CASE C
                                                         ---------------    ---------------
Enterprise Value.......................................  $2,049 - $3,632    $1,087 - $2,076
Equity Value...........................................    1,104 - 2,687        226 - 1,216
Implied VoiceStream Ownership..........................              N/A          69% - 83%

     Goldman Sachs noted that this analysis demonstrated that the 71.5% percentage ownership that VoiceStream stockholders would receive based on the Aerial reorganization agreement, assuming an all-stock transaction, was within the 65% to 83% range of percentage ownership of VoiceStream stockholders in the combined company implied by the range of values described above. Goldman Sachs used the 71.5% percentage ownership which excluded any cash election in order to be able to analyze the equity value of the two companies on an equivalent basis.

RELATIVE CONTRIBUTION ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to determine how the contribution of VoiceStream and Aerial to the combined company, based on various factors described below, compared to the percentage ownerships of the combined company by the stockholders of each of VoiceStream and Aerial which would result from the Aerial reorganization agreement. The following table presents the contribution analysis of VoiceStream and Aerial to the combined company's 1998 and estimated 1999 and 2000 revenue and subscribers and current total and weighted POPs and estimated 2000 covered POPs. Revenue and subscriber information for 1999 and 2000 and 2000 covered POPs for VoiceStream are from VoiceStream management estimates and for Aerial are from Aerial management estimates. The analysis is based upon the enterprise value of VoiceStream and Aerial and, therefore, does not take into account the outstanding indebtedness of either company.

                                                              VOICESTREAM    AERIAL
                                                              -----------    ------
1998 Revenue................................................      51%          49%
1999E Revenue...............................................      63           37
2000E Revenue...............................................      71           29
1998 Subscribers............................................      51           49
1999E Subscribers...........................................      64           36
2000E Subscribers...........................................      67           33
Total POPs..................................................      73           27
Weighted POPs...............................................      62           38
2000E Covered POPs..........................................      56           44

     Goldman Sachs noted that this analysis demonstrated that the 71.5% percentage ownership that VoiceStream stockholders would receive based on the Aerial reorganization agreement, assuming an all-stock transaction, was within the range of VoiceStream's contribution to the combined company, based on the various factors listed above, of 51% to 73%. Goldman Sachs used the 71.5% percentage ownership which excluded any cash election in order to be able to analyze the equity value of the two companies on an equivalent basis.

TRANSACTION PREMIUM ANALYSIS

     Goldman Sachs performed an analysis the purpose of which was to assess the premiums represented by the consideration to be paid in the Aerial reorganization in light of the actual price per Aerial POP represented by the merger consideration. Goldman Sachs performed this analysis based on the Aerial common stock price at points or over periods of time and based on the Aerial historical price per POP based on September 17, 1999 stock prices. Goldman Sachs compared the stock price of VoiceStream common stock and Aerial common stock on the basis of the respective closing prices on September 17, 1999. Based on those stock prices and an assumed consideration per share of Aerial common stock of a fraction of a share of VoiceStream common stock equal to 0.455, the implied transaction price per share of Aerial common stock was $25.51. Goldman Sachs also compared the historical stock prices of VoiceStream common stock and Aerial common stock on the basis of the respective closing stock prices per share on September 17, 1999, and the respective closing stock prices and period averages or highs for the prior 10 days, three months and 52 weeks.

     The following table presents the premiums over the Aerial common stock prices at such times or for such period implied by the assumed exchange ratio of
0.455 and (1) the VoiceStream common stock price at September 17, 1999 and (2) the VoiceStream common stock price for comparable periods or dates:

                                                           PREMIUM PAID
                                                             BASED ON         PREMIUM PAID
                                                            VOICESTREAM         BASED ON
                                                           SEPTEMBER 17,    VOICESTREAM PRICE
                                                               1999          FOR COMPARABLE
                       DATE/PERIOD                             PRICE          PERIODS/DATE
                       -----------                         -------------    -----------------
September 17, 1999.......................................      27.5%              27.5%
10-day average...........................................      37.0               27.7
3-month average..........................................      74.1               23.3
52-week high.............................................      27.5               31.2

     The following table presents the premiums over the Aerial historical price per POP implied by the assumed exchange ratio of 0.455 for estimated 2000 covered POPs and current total and weighted POPs, and compares that information to the current price per VoiceStream POP:

                                                                                                         SEPTEMBER 17,
                                           SEPTEMBER 17,    IMPLIED      PREMIUM TO                          1999
                              AERIAL           1999        DEAL PRICE   SEPTEMBER 17,    VOICESTREAM       PRICE PER
                               POPS          PRICE PER     PER AERIAL       1999             POPS         VOICESTREAM
                           (IN MILLIONS)    AERIAL POP        POP       AERIAL PRICE    (IN MILLIONS)         POP
                           -------------   -------------   ----------   -------------   --------------   -------------
2000 Covered POPs........      24.2           $106.32       $130.11          22%             30.6           $203.12
Total POPs...............      28.3             91.07        111.44          22              77.3             83.35
Weighted Total POPs......      28.3             91.07        111.44          22              45.6            141.22

     Goldman Sachs noted the following concerning the results of this analysis. Although the consideration to be paid in the Aerial reorganization represented a range of premiums over Aerial's common stock price of 27.5% to 74.1% and a premium over Aerial's price per POP of 22%, the actual price per Aerial POP represented by the merger consideration was lower than VoiceStream's price per POP.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analysis or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to VoiceStream or Aerial or the Aerial reorganization. The analyses were prepared solely for purposes of Goldman Sachs' providing its opinion to the VoiceStream board that, as of the date of such opinion, the merger consideration to be paid by VoiceStream Holdings pursuant to the Aerial reorganization agreement was fair from a financial point of view to VoiceStream stockholders. The analyses do not purport to be appraisals or necessarily reflect the prices at which the business or securities actually may be sold. Analyses based upon forecasts of future results, which are inherently subject to uncertainty, are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. As described above, Goldman Sachs' opinion to the VoiceStream board was one of many factors taken into consideration by the VoiceStream board in making its determination to approve the Aerial reorganization agreement.

     The foregoing summary describes material financial analyses used by Goldman Sachs in connection with providing its opinion to VoiceStream's board of directors on September 17, 1999. You should read the entire opinion of Goldman Sachs in Annex E.

     Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. VoiceStream selected Goldman Sachs as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Aerial reorganization.

     Goldman Sachs is familiar with VoiceStream having provided certain investment banking services to VoiceStream and its former parent, Western Wireless, from time to time, including having acted as lead managing underwriter of the initial public offering of 12.65 million shares of Western Wireless common stock in May 1996; having acted as lead manager in the public offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due June 2006, of Western Wireless in May 1996; having acted as lead manager in the public offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due February 2007 of Western Wireless in October 1996; having acted as lead manager in the public offering of 13.915 million shares of Western Wireless common stock in April 1998; having acted as Western Wireless' financial advisor in connection with the sale of 19.9% of the outstanding shares of VoiceStream common stock to Hutchison PCS (USA) in February 1998; having acted as VoiceStream's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Aerial reorganization agreement and the Omnipoint reorganization agreement; and having acted as co-manager in the private offering of $1.1 billion aggregate principal amount of 10.375% senior notes due November 2009 of VoiceStream and VoiceStream Holdings and $720 million aggregate principal amount of 11.875% senior discount notes due November 2009 of VoiceStream and VoiceStream Holdings in November 1999. Investment funds affiliated with Goldman Sachs have a principal investment in VoiceStream in the amount of 9,730,208 shares of VoiceStream common stock and have the right to designate a nominee for election to VoiceStream's board of directors. Terence O'Toole, a managing director of Goldman Sachs, is a director of VoiceStream. In addition, Goldman Sachs has provided certain investment banking services to Aerial from time to time, including having acted as co-manager in the initial public offering of 12.25 million shares of Aerial common stock in April 1996.

     Goldman Sachs provides a full range of financial, advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of VoiceStream and Aerial for its own account and for the accounts of customers. As of September 10, 1999, Goldman Sachs had a short position in 4,061 shares of Aerial common stock and a short position in 150 put contracts on Aerial common stock. As of the same date and in addition to the principal investment referred to above, Goldman Sachs had a long position of $8.5 million of VoiceStream bank loans.

FEE ARRANGEMENT WITH GOLDMAN SACHS

     Pursuant to a letter agreement dated October 7, 1998, VoiceStream engaged Goldman Sachs to act as its financial advisor in connection with a potential transaction involving Aerial or another third party. VoiceStream has agreed to pay Goldman Sachs a transaction fee equal to $6,000,000 upon consummation of the Aerial reorganization. VoiceStream has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorney's fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws. Goldman Sachs' estimated out-of-pocket expenses relating to the Aerial reorganization are $110,972.

RECOMMENDATIONS OF THE AERIAL BOARD; REASONS FOR THE AERIAL REORGANIZATION

     As more fully discussed under "Background of Events Leading to Aerial Reorganization," the Aerial board determined to explore the possibility of a business combination transaction in connection with its consideration of the best strategic alternative available to Aerial, considering TDS's decision to spin-off Aerial and to seek to cause Aerial to be financed by parties other than TDS. After conducting the auction process described under "Background of Events Leading to Aerial Reorganization," only VoiceStream and one other party submitted a bid to acquire Aerial. Such other party did not deliver a firm proposal in spite of efforts by Aerial and its representatives to obtain a firm proposal. The Aerial board of directors concluded that such other party was unlikely to deliver a firm proposal that was superior to the terms of the Aerial reorganization negotiated with VoiceStream, if such other party ultimately delivered a firm proposal at all. The Aerial board further believes that no potential merger candidate other than VoiceStream would provide the compatibility of GSM technology and geographic fit, making VoiceStream preferable to other potential merger candidates. Considering these circumstances and the factors described below, the Aerial board of directors believes that the Aerial reorganization is the best alternative available to Aerial and its stockholders.

     The Aerial board of directors determined that the Aerial reorganization agreement and the Aerial reorganization are advisable and are fair to, and in the best interests of, Aerial and its stockholders. The Aerial board unanimously recommends that the Aerial stockholders vote "FOR" approval and adoption of the Aerial reorganization and the other transactions contemplated by the Aerial reorganization agreement, regardless of whether or not the Omnipoint reorganization is completed.

     The Aerial board believes that the completion of the Aerial reorganization will substantially benefit both Aerial and its stockholders, whether or not the Omnipoint reorganization is completed. In reaching its determination to approve the Aerial reorganization, the Aerial board consulted with Aerial's financial and legal advisors, members of Aerial's senior management, and representatives of TDS. In reaching its determination, the Aerial board considered numerous factors.

     The following factors were considered to be positive:

     - the equivalent cash value of $25.08 per share of Aerial common stock represented by the proposed conversion of one share of Aerial common stock into 0.455 of a share of

       VoiceStream common stock, as calculated based on the closing market price of $55.125 per share of common stock of VoiceStream on September 16, 1999;

     - the 31% premium represented by that $25.08 equivalent cash value over the closing market price of $19.125 per share of Aerial common stock on September 16, 1999;

     - the ability of Aerial's stockholders, other than TDS and Sonera, to elect to receive cash in the amount of $18.00 per share of Aerial common stock instead of receiving VoiceStream common stock;

     - the equivalent cash value of $25.08 and the cash election value of $18.00 per share of Aerial common stock as compared to the historical market price of the Aerial common stock and Aerial's book value and net asset value per share of Aerial common stock;

     - the likelihood that the proposed Aerial reorganization would be completed, considering, among other things, the likelihood of satisfaction of the conditions to the Aerial reorganization contained in the Aerial reorganization agreement;

     - the fact that VoiceStream had entered into the Omnipoint reorganization agreement and the belief that this had a positive impact on VoiceStream and the combined company;

     - the potential increase in the number of shares of VoiceStream common stock to be received by those Aerial stockholders who elect to receive VoiceStream common stock in the Aerial reorganization if the Omnipoint reorganization does not close by June 30, 2000 and if the VoiceStream common stock trades below a certain price per share level;

     - the consistency of the strategies that Aerial and VoiceStream, as well as Omnipoint, are pursuing;

     - the potential synergies that the combination of Aerial and VoiceStream, including Omnipoint in the event that VoiceStream acquires Omnipoint, might realize;

     - the desirability of a business combination with VoiceStream and the similarities between Aerial and VoiceStream, including Omnipoint in the event that the Omnipoint reorganization is completed;

     - the benefits expected to be achieved as a result of the Aerial reorganization, including economies of scale, purchasing power, increased footprint and financing;

     - the positive impact that the Aerial reorganization would be expected to have on the balance sheet, earnings and cash flow of the combined company;

     - the expectation that the Aerial reorganization would have a positive impact on the ability of the combined company to deliver high-quality services to customers;

     - the expectation that the Aerial reorganization would have a positive impact on the ability of the combined company to maintain a high-quality, highly-motivated work force;

     - the fact that the geographical scope of the business operations of the combined company, including Omnipoint in the event that the Omnipoint reorganization is completed, would be significantly greater than the current geographical scope of Aerial's business operations;

     - the expected greater ability of the combined company, including Omnipoint in the event that the Omnipoint reorganization is completed, to compete against larger wireless carriers as compared to Aerial's current ability to compete against such carriers;

     - the fact that the Aerial reorganization agreement provides an opportunity for Aerial's stockholders who elect to receive and hold VoiceStream common stock in the Aerial reorganization to continue to retain an interest in the wireless telecommunications market through a larger and more geographically diverse combined company;

     - the expected impact of the Aerial reorganization in relation to the current conditions and trends in the highly competitive telecommunications and wireless industries, which suggest that consolidation will continue to increase the size and strength of competitors;

     - the current positive general economic and market conditions, overall and regionally;

     - the opportunities presented by the Aerial reorganization considering the historical financial condition, results of operations, and cash flows of Aerial and the business and strategic objectives of Aerial;

     - the expected benefits of the Aerial reorganization considering the risks involved in achieving the projected financial condition, results of operations and cash flows and the business prospects of Aerial as a stand-alone company;

     - the likelihood that the combined company would be able to obtain the necessary resources following a business combination as compared to the risks that Aerial would be able to obtain the necessary resources on a stand-alone basis considering the continuing need for significant financial resources to execute Aerial's business plan and strategies;

     - the fact that the Aerial reorganization contemplated the purchase by TDS, through the replacement of the debt of Aerial Operating Company to TDS, and by Sonera, of an aggregate of $650 million of stock from Aerial and Aerial Operating Company in connection with the debt replacement agreement and the settlement agreement and release, which would increase the capitalization of Aerial, regardless of whether or not the proposed transaction with VoiceStream is consummated;

     - the results of discussions of Aerial's management and financial and legal advisors with other parties and other proceedings and events relating to the consideration of a possible business combination involving Aerial, which indicated that the proposed Aerial reorganization was the best alternative available to Aerial;

     - Aerial's management's views to the effect that a superior transaction was unlikely;

     - the detailed financial and valuation analyses presented to the Aerial board by Aerial's financial advisor relating to the Aerial reorganization;

     - the written opinion dated September 17, 1999, of Aerial's financial advisor that, as of such date and based upon and subject to the various assumptions, limitations and qualifications set forth in its opinion, the merger consideration, defined as the Aerial stock election and the Aerial cash election, to be received by the stockholders of Aerial, other than VoiceStream, VoiceStream Holdings and Omnipoint and to any their respective affiliates, is fair from a financial point of view;

     - the fact that the terms and conditions of the proposed Aerial reorganization were extensively negotiated on behalf of Aerial and were believed to be favorable overall to Aerial and its stockholders;

     - the fact that there is no financing condition in the Aerial reorganization agreement;

     - the positive recommendation of Aerial's management with respect to the Aerial reorganization agreement;

     - the positive recommendation of the Aerial special committee, which was represented by independent legal counsel and independent financial advisors, and the positive recommendation of the Aerial transaction committee with respect to the Aerial reorganization;

     - the fact that TDS, Aerial's majority stockholder, had agreed to enter into the stockholder agreement with VoiceStream, and TDS's agreement in that stockholder agreement to vote in favor of the adoption of and approval of the Aerial reorganization;

     - the belief that the Aerial reorganization offered greater advantages than the strategic and financial alternatives available to Aerial, including the alternative of operating as a separate company after a spin-off by TDS;

     - the expected tax-free treatment of the proposed Aerial reorganization to the stockholders of Aerial; and

     - the fact that the special committee, the transaction committee and the Aerial board took an active role in connection with the Aerial reorganization agreement.

     In addition, the Aerial board of directors considered the following negative factors:

     - the possibility that the Omnipoint reorganization would not be completed and the risks to Aerial if that transaction were not consummated;

     - the risks that potential synergies and other expected benefits of the Aerial reorganization or the Omnipoint reorganization, if consummated, may not be achieved;

     - the fact that, as a condition to entering into the Aerial reorganization agreement, VoiceStream required Aerial to agree to call and hold a meeting of stockholders of Aerial, even if the Aerial board withdraws or modifies its recommendation with respect to the Aerial reorganization agreement; and

     - the recognition by the Aerial board that, under the terms of the Aerial reorganization agreement, in the event of termination of the reorganization agreement, Aerial may become obligated to pay VoiceStream a termination fee of $40,000,000.

     The Aerial board of directors determined that the positive factors outweighed the potential negative factors.

     The foregoing summary addresses the material facts, matters and information considered by the Aerial board in connection with its deliberations on the combination of Aerial and VoiceStream. In view of the variety of factors considered, the Aerial board did not find it practical to and did not make a specific assessment of or otherwise assign relative weights to the specific facts, matters and information considered. After considering all of the facts, matters and information brought to its attention, the Aerial board, unanimously adopted the Aerial reorganization agreement and approved the transactions contemplated thereby.

     Taking into account all of the material facts, matters and information, including those described above, the Aerial board believes that the terms of the Aerial reorganization agreement, including the related transactions, are fair to and in the best interests of Aerial's stockholders.

     THE AERIAL BOARD UNANIMOUSLY RECOMMENDS THAT AERIAL'S STOCKHOLDERS VOTE "FOR" ADOPTION OF, AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY, THE AERIAL REORGANIZATION AGREEMENT.

AERIAL FAIRNESS OPINION

     Aerial engaged Donaldson, Lufkin & Jenrette to act as Aerial's financial advisor in connection with the Aerial reorganization and to evaluate the fairness to Aerial common stockholders, other than VoiceStream, VoiceStream Holdings and Omnipoint, from a financial point of view, of the consideration to be received by such stockholders pursuant to the terms of the Aerial reorganization agreement. On September 17, 1999, Donaldson, Lufkin & Jenrette delivered to the Aerial board of directors its oral opinion, which was subsequently confirmed in writing, that, as of such date, and based on and subject to the assumptions, limitations and qualifications as set forth in the opinion, the merger consideration, defined as the Aerial stock election and the Aerial cash election, to be received by the stockholders of Aerial other than VoiceStream, VoiceStream Holdings and Omnipoint and any of their respective affiliates, was fair to Aerial's stockholders from a financial point of view.

     THE FULL TEXT OF THE DONALDSON, LUFKIN & JENRETTE OPINION IS ATTACHED HERETO AS ANNEX F TO THIS JOINT PROXY STATEMENT-PROSPECTUS. AERIAL COMMON STOCKHOLDERS ARE URGED TO READ THE DONALDSON, LUFKIN & JENRETTE OPINION CAREFULLY AND IN ITS ENTIRETY FOR THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, OTHER MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY DONALDSON, LUFKIN & JENRETTE IN CONNECTION WITH SUCH OPINION.

     The Donaldson, Lufkin & Jenrette opinion was prepared for the Aerial board and was directed only to the fairness from a financial point of view, as of the date thereof, of the merger consideration to be received by the Aerial common stockholders other than VoiceStream, VoiceStream Holdings and Omnipoint and any of their respective affiliates, pursuant to the Aerial reorganization agreement. The Donaldson, Lufkin & Jenrette opinion does not address the relative merits of the Aerial reorganization, as contrasted with any other business strategies being considered by the Aerial board, nor does it express any opinion as to the Aerial board's decision to proceed with the Aerial reorganization. Donaldson, Lufkin & Jenrette expressed no opinion as to the prices at which the VoiceStream Holdings common stock will actually trade at any time. The Donaldson, Lufkin & Jenrette opinion does not constitute a recommendation to any Aerial common stockholder as to how such stockholder should vote on the Aerial reorganization or whether such stockholder should elect to receive cash or stock.

     Aerial selected Donaldson, Lufkin & Jenrette as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in the communications industry and is familiar with Aerial and its business. As part of its investment banking business, Donaldson, Lufkin & Jenrette is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In arriving at its opinion, Donaldson, Lufkin & Jenrette reviewed (1) the Aerial reorganization agreement, (2) the TDS stockholder voting agreement, dated the date of the Aerial reorganization agreement, among VoiceStream, TDS and VoiceStream Holdings, (3) the debt replacement agreement, dated the date of the Aerial reorganization agreement, among TDS, VoiceStream, VoiceStream Holdings, Aerial Operating Company, and Aerial, (4) the indemnity agreement, dated the date of the reorganization agreement, among TDS, Aerial Operating Company, VoiceStream, VoiceStream Holdings and Aerial, (5) the VoiceStream stockholder voting agreement, dated the date of the Aerial reorganization agreement, among certain stockholders of VoiceStream, (6) a draft of the investor agreement to be entered into by TDS, VoiceStream and VoiceStream Holdings at or prior to the effective time of the Aerial reorganization, (7) a draft of the registration rights agreement to be entered into by TDS and VoiceStream Holdings at or prior to the effective time of the Aerial reorganization, and (8) the exhibits thereto. Donaldson, Lufkin & Jenrette also reviewed financial and other information that was publicly available, including certain research analysts' projections for Aerial and VoiceStream (both on a standalone basis and pro forma for the Omnipoint reorganization), or furnished to Donaldson, Lufkin & Jenrette by Aerial and VoiceStream, including information provided during discussions with their respective managements (which with respect to VoiceStream includes VoiceStream management's comments on the research analyst projections referred to above (such research analyst's projections, as commented on by management of VoiceStream, the "Analyst Projections")). Included in the information provided during discussions with management of Aerial were certain financial projections of Aerial prepared by management of Aerial. In addition, Donaldson, Lufkin & Jenrette compared certain financial and securities data of

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Aerial, VoiceStream and Omnipoint with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of Aerial common stock, VoiceStream common stock and Omnipoint common stock, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as Donaldson, Lufkin & Jenrette deemed appropriate for purposes of rendering its opinion.

     In rendering its opinion, Donaldson, Lufkin & Jenrette relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to Donaldson, Lufkin & Jenrette from public sources, that was provided to Donaldson, Lufkin & Jenrette by Aerial or VoiceStream and their respective representatives, or that was otherwise reviewed by Donaldson, Lufkin & Jenrette, and assumed that Aerial is not aware of any information prepared by it or its advisors that might be material to Donaldson, Lufkin & Jenrette's opinion that has not been made available to Donaldson, Lufkin & Jenrette. With respect to the financial projections supplied to Donaldson, Lufkin & Jenrette, Donaldson, Lufkin & Jenrette relied on representations that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of Aerial as to the future operating and financial performance of Aerial. With respect to the Analyst Projections, Donaldson, Lufkin & Jenrette assumed that they were prepared on a basis that does not materially differ from the view of management of VoiceStream as to the future operating and financial performance of VoiceStream. Donaldson, Lufkin & Jenrette did not assume any responsibility for making any independent evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette relied as to certain legal matters on advice of counsel to Aerial.

     Donaldson, Lufkin & Jenrette also took into account VoiceStream's view as to the possible tax consequences of the transactions contemplated by the Aerial reorganization agreement. Donaldson, Lufkin & Jenrette did not assume that there would be no potential adverse tax consequences to VoiceStream which might result from the transactions contemplated by the Aerial reorganization agreement. Rather, Donaldson, Lufkin & Jenrette took into account the possibility that there could be adverse tax consequences implicating the tax indemnification obligations of VoiceStream to Western Wireless and determined that the possibility of any such consequences would not affect its conclusion as to the fairness of the merger consideration.

     The Donaldson, Lufkin & Jenrette opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to Donaldson, Lufkin & Jenrette as of, the date of the Donaldson, Lufkin & Jenrette opinion. Although subsequent developments may have affected or in the future may affect the Donaldson, Lufkin & Jenrette opinion, Donaldson, Lufkin & Jenrette is under no obligation to update, revise or reaffirm its opinion.

     In preparing its opinion, Donaldson, Lufkin & Jenrette examined the implied value of the Aerial common stock. In addition Donaldson, Lufkin & Jenrette compared the relative value of Aerial common stock to the relative value of VoiceStream common stock to evaluate the proposed exchange ratio. In analyzing the value of the Aerial common stock, Donaldson, Lufkin & Jenrette conducted several different analyses, including analyzing (1) the trading value of Aerial common stock over the preceding 52-week period, (2) research analysts' price targets, (3) public company equity comparables of Aerial, (4) comparable precedent transactions involving wireless companies, (5) premiums paid in previous mergers and acquisitions transactions, (6) the present value of discounted cash flows and (7) research analysts' private market values of Aerial. Donaldson, Lufkin & Jenrette's analysis of the exchange ratio involved comparing the relative value of the common stock of Aerial to the relative value of the common stock of VoiceStream pro forma for the Omnipoint reorganization and on a stand-alone basis. The techniques used in comparing the relative values included analyzing (1) market implied exchange ratios, (2) research analysts' price targets,

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(3) public company equity comparables, (4) comparable precedent transactions involving wireless companies, (5) the present value of discounted cash flows,
(6) research analysts' private market values and (7) the relative contributions of Aerial and VoiceStream to a reorganized entity. Valuations for Aerial common stock were derived based on approximately $846.1 million of net debt and 85.9 million fully diluted shares as of June 30, 1999. Valuations for VoiceStream common stock were derived based on approximately $2.9 billion of net debt and
194.5 million fully diluted shares for VoiceStream pro forma for the Omnipoint reorganization and $957.9 million of net debt and 100.4 million fully diluted shares for VoiceStream on a stand-alone basis as of June 30, 1999. The following is a summary of the analyses contained in the presentation made by Donaldson, Lufkin & Jenrette to the Aerial board on September 17, 1999 in connection with the preparation of the Donaldson, Lufkin & Jenrette opinion:

ANALYSES OF AERIAL COMMON STOCK

     Donaldson, Lufkin & Jenrette conducted the following analyses in evaluating the consideration to be received by the public stockholders of Aerial.

     STOCK PRICE HISTORY

     To provide contextual data and comparative market data, Donaldson, Lufkin & Jenrette examined the history of the trading prices of the Aerial common stock and the trading prices of the Aerial common stock relative to an index of comparable companies, each for the one-year period from September 16, 1998 through September 16, 1999. During this period, the Aerial common stock price reached a high intra-day price of $20.25 and a low intra-day price of $1.63. Donaldson, Lufkin & Jenrette noted that the price of the Aerial common stock tracked the performance of an index of comparable companies during this period. The companies included in the comparable company index were VoiceStream, Omnipoint, Nextel, Sprint PCS, Powertel, Clearnet and Microcell. Finally, Donaldson, Lufkin & Jenrette noted that in April 1996 the initial public offering price of Aerial common stock was $17.00.

     RESEARCH ANALYST PRICE TARGETS

     Donaldson, Lufkin & Jenrette reviewed research published by Wall Street research analysts since the announcement of the Omnipoint reorganization and derived a range of implied equity values of $14.00 to $20.00 per Aerial share based on their target prices for Aerial common stock.

     PUBLIC COMPARABLES ANALYSIS

     Donaldson, Lufkin & Jenrette analyzed selected historical and projected operating information and valuation data for certain publicly traded wireless companies. In addition, Donaldson, Lufkin & Jenrette reviewed Wall Street research analyst comments on Aerial. Based on this analysis, Donaldson, Lufkin & Jenrette concluded that Aerial's most comparable companies include VoiceStream, on a stand-alone basis, Omnipoint, PowerTel, Clearnet and Microcell.

     Donaldson, Lufkin & Jenrette compared the PCS enterprise value of each of the comparable companies to the number of POPs and subscribers for each of the comparable companies to derive a per POP and per subscriber multiple range for the comparable companies. For purposes of Donaldson, Lufkin & Jenrette's analysis, POPs includes covered POPs and POPs that are intended to be built. Donaldson, Lufkin & Jenrette defined PCS enterprise value as the market value of fully-diluted common equity plus the book value of long-term debt and the liquidation value of outstanding preferred stock, if any, minus cash, the proceeds from the exercise of outstanding options and warrants and the value of certain other assets and investments. Donaldson, Lufkin & Jenrette then applied the comparable company per POP and per subscriber multiples to corresponding operating

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data for Aerial to derive implied PCS enterprise valuation ranges for Aerial.
Based on the above analysis, Donaldson, Lufkin & Jenrette derived an implied equity reference range per share of Aerial common stock of $14.00 to $24.00.

     COMPARABLE ACQUISITIONS ANALYSIS

     Donaldson, Lufkin & Jenrette reviewed five selected control and non-control acquisitions or proposed acquisitions involving wireless targets that Donaldson, Lufkin & Jenrette deemed to be comparable to Aerial:

     1. VoiceStream's proposed acquisition of Omnipoint;

     2. Microsoft Corporation's investment in Nextel;

     3. Bell Canada International's investment in Hansol PCS Co. Ltd.;

     4. AirTouch's acquisition of US West Media Group's stake in PCS PrimeCo;
        and

     5. Hutchison Telecom Limited's acquisition of an interest in VoiceStream when it was a division of Western Wireless Corp.

     In examining these acquisitions, Donaldson, Lufkin & Jenrette derived a per POP and per subscriber multiple range for the acquired companies based on each company's PCS enterprise value as of the date of announcement of the acquisition. Donaldson, Lufkin & Jenrette then applied the per POP and per subscriber multiples to corresponding operating data for Aerial to derive implied PCS enterprise valuation ranges for Aerial. Based on the above analysis, Donaldson, Lufkin & Jenrette derived an implied equity reference range per share of Aerial common stock of $10.00 to $20.00. Based solely on the per POP and per subscriber multiples for the Omnipoint reorganization, which Donaldson, Lufkin & Jenrette believed to be the transaction most similar to the Aerial reorganization, Donaldson, Lufkin & Jenrette derived a reference range per share of Aerial common stock of $15.00 to $20.00.

     COMPARABLE PREMIUMS PAID ANALYSIS

     Donaldson, Lufkin & Jenrette determined the implied premium over the common stock trading prices as of one day, one week and four weeks prior to the announcement date of comparable acquisitions announced since January 1, 1997 with enterprise values between $2 and $3.5 billion. From this analysis Donaldson, Lufkin & Jenrette derived a reference range per share of Aerial common stock from $10.00 to $25.00.

     DISCOUNTED CASH FLOW ANALYSIS

     Donaldson, Lufkin & Jenrette performed a discounted cash flow analysis of Aerial for the period commencing December 31, 1999 and ending December 31, 2008 using projections and assumptions provided by Aerial's management. Donaldson, Lufkin & Jenrette's discounted cash flow calculation is an analysis of the present value of projected unlevered free cash flows and an estimated terminal year enterprise value using the discount rates and terminal year EBITDA multiples indicated below. The discounted cash flow value per share of Aerial common stock was estimated using weighted average cost of capital discount rates ranging from 11.5% to 13.5% and terminal multiples of estimated EBITDA for Aerial's fiscal year ending 2008 ranging from 9.0x to 11.0x. From this analysis Donaldson, Lufkin & Jenrette derived a reference range per share of Aerial common stock from $15.00 to $25.00.

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     RESEARCH ANALYST PRIVATE MARKET VALUE

     Donaldson, Lufkin & Jenrette reviewed private market valuations of Aerial common stock as calculated by Wall Street research analysts since the announcement of the Omnipoint reorganization. The range of private market values derived for Aerial common stock was $16.00 to $22.00 per share.

ANALYSES OF EXCHANGE RATIO

     Donaldson, Lufkin & Jenrette conducted the following analyses in evaluating the proposed exchange ratio.

     MARKET IMPLIED EXCHANGE RATIO COMPARISON

     Donaldson, Lufkin & Jenrette compared the price levels of VoiceStream common stock to Aerial common stock from May 3, 1999 to September 16, 1999. The relative price levels implied an exchange ratio pre-Omnipoint reorganization announcement ranging from 0.299 to 0.449. The relative price levels implied an exchange ratio post-Omnipoint reorganization announcement ranging from 0.256 to 0.475.

     RELATIVE RESEARCH ANALYST PRICE TARGETS

     Donaldson, Lufkin & Jenrette compared research analysts' price targets for VoiceStream common stock to their price targets for Aerial common stock. With respect to price targets for VoiceStream and Aerial, Donaldson, Lufkin & Jenrette used price targets before and after the announcement of the Omnipoint reorganization. For VoiceStream common stock, Donaldson, Lufkin & Jenrette derived a reference range of $30.00 to $44.00 pre-announcement and $50.00 to $65.00 post-announcement. For Aerial common stock, Donaldson, Lufkin & Jenrette derived a reference range of $9.00 to $13.00 pre-announcement and $14.00 to $20.00 post-announcement. The relative price targets implied an exchange ratio pre-Omnipoint reorganization announcement ranging from 0.205 to 0.433. The relative price targets implied an exchange ratio post-Omnipoint reorganization announcement ranging from 0.215 to 0.4.

     PUBLIC COMPARABLES ANALYSIS

     Donaldson, Lufkin & Jenrette analyzed selected historical and projected operating information and valuation data for certain publicly traded wireless companies, including VoiceStream on a stand-alone basis and pro forma for the Omnipoint reorganization. In addition, Donaldson, Lufkin & Jenrette reviewed Wall Street research analyst comments on VoiceStream. Based on this analysis, Donaldson, Lufkin & Jenrette concluded that, analyzing VoiceStream on a pro forma basis, its most comparable companies are Sprint PCS and Nextel, which are national wireless companies. Donaldson, Lufkin & Jenrette concluded that, analyzing VoiceStream on a standalone basis, its most comparable companies include a broad wireless group comprised of Sprint PCS, Nextel, Omnipoint, Aerial, Powertel, Clearnet and Microcell.

     Using the same methodology used to determine the public comparables implied equity reference range per share of Aerial common stock, but using the companies that Donaldson, Lufkin & Jenrette concluded were comparable to VoiceStream pro forma for the Omnipoint reorganization, Donaldson, Lufkin & Jenrette derived an implied equity reference range per share of VoiceStream common stock of $50.00 to $65.00. Comparing this reference range to the public comparables implied equity reference range per share of Aerial common stock of $14.00 to $24.00, Donaldson, Lufkin & Jenrette derived an implied exchange ratio pro forma for the Omnipoint reorganization announcement ranging from 0.215 to 0.48.

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     Using the same methodology but using the companies that Donaldson, Lufkin &
Jenrette concluded were comparable to VoiceStream on a stand-alone basis and the valuation data prior to the announcement of the Omnipoint reorganization, Donaldson, Lufkin & Jenrette derived an implied equity reference range per share of VoiceStream common stock of $25.00 to $45.00. Comparing this reference range to the public comparables implied equity reference range per share of Aerial common stock of $12.00 to $16.00 for the same period, Donaldson, Lufkin & Jenrette derived an implied exchange ratio on a stand-alone basis ranging from
0.267 to 0.64.

     RELATIVE VALUATION BASED ON PRECEDENT TRANSACTIONS

     Donaldson, Lufkin & Jenrette compared the implied equity reference range per share of Aerial common stock based on the comparable acquisitions analysis described above to the actual price of VoiceStream common stock both before and after the announcement of the Omnipoint reorganization. To determine a relative valuation on a pro forma basis, Donaldson, Lufkin & Jenrette compared the comparable acquisitions implied equity reference range per share of Aerial common stock of $10.00 to $20.00 to the price of VoiceStream common stock prior to the delivery of the Donaldson, Lufkin & Jenrette opinion. The relative price levels implied an exchange ratio ranging from 0.18 to 0.36 pro forma for the Omnipoint reorganization. To determine a relative valuation on a stand-alone basis, Donaldson, Lufkin & Jenrette compared the comparable acquisitions implied equity reference range per share of Aerial common stock of $10.00 to $20.00 to the trading price of VoiceStream common stock prior to the announcement of the Omnipoint reorganization. The relative price levels implied an exchange ratio ranging from 0.339 to 0.678 on a stand-alone basis. Comparing the price of VoiceStream common stock prior to the delivery of the Donaldson, Lufkin & Jenrette opinion to the implied equity range per share of Aerial common stock of $15.00 to $20.00 based solely on the Omnipoint reorganization, implied an exchange ratio ranging from 0.27 to 0.36 pro forma for the Omnipoint reorganization. Comparing the price of VoiceStream common stock prior to the announcement of the Omnipoint reorganization to the implied equity reference range per share of Aerial common stock of $15.00 to $20.00 based solely on the Omnipoint reorganization implied an exchange ratio ranging from 0.508 to 0.678.

     DISCOUNTED CASH FLOW ANALYSIS

     Donaldson, Lufkin & Jenrette performed a discounted cash flow analysis of VoiceStream both on a stand-alone basis and pro forma for the Omnipoint reorganization, for the period commencing December 31, 1999 and ending December 31, 2008, using the Analyst Projections.

     The discounted cash flow value per share of VoiceStream common stock pro forma for the Omnipoint reorganization was estimated using weighted average cost of capital discount rates ranging from 10.0% to 12.0% and terminal multiples of estimated EBITDA for VoiceStream's fiscal year ending December 31, 2008, ranging from 11.0x to 13.0x. This analysis yielded a range of implied per share values of $49.95 to $69.05.

     The discounted cash flow value per share of VoiceStream common stock on a stand-alone basis was estimated using weighted average cost of capital discount rates ranging from 10.0% to 12.0% and terminal multiples of estimated EBITDA for VoiceStream's fiscal year ending December 31, 2008, ranging from 9.0x to 11.0x. This analysis yielded a range of implied per share values of $45.59 to $61.82.

     The relative price levels implied exchange ratios ranging from 0.223 to
0.513 pro forma for the Omnipoint reorganization and from 0.249 to 0.563 on a stand-alone basis.

     RELATIVE VALUATION BASED ON RESEARCH ANALYST PRIVATE MARKET VALUE

     Donaldson, Lufkin & Jenrette compared the value of VoiceStream common stock to Aerial common stock based on research analysts' private market values for VoiceStream and Aerial. The

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relative price levels implied exchange ratios ranging from 0.287 to 0.396 pro forma for the Omnipoint reorganization and from 0.441 to 0.61 on a stand-alone basis.

     CONTRIBUTION ANALYSIS

     Donaldson, Lufkin & Jenrette conducted a contribution analysis which compared the projected revenue for the years 2000 and 2001, number of subscribers and intend-to-build, covered and total POPs Aerial is contributing to the combined company relative to the VoiceStream contribution to these items. Donaldson, Lufkin & Jenrette conducted this analysis for VoiceStream both pro forma for the Omnipoint reorganization and on a stand-alone basis. Based on the contribution analyses, Donaldson, Lufkin & Jenrette determined the implied exchange ratios ranging from 0.35 to 0.7 pro forma for the Omnipoint reorganization and from 0.4 to 0.8 on a stand-alone basis.

     In addition to the above analysis, Donaldson, Lufkin & Jenrette noted to the Aerial board that the stock price of VoiceStream has recently been and may continue to be volatile.

     The summary set forth above does not purport to be a complete description of the analyses performed by Donaldson, Lufkin & Jenrette but describes, in summary form, the material elements of the presentation made by Donaldson, Lufkin & Jenrette to the Aerial board on September 17, 1999. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by Donaldson, Lufkin & Jenrette was carried out in order to provide a different perspective on the Aerial reorganization and to add to the total mix of information available. Donaldson, Lufkin & Jenrette did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusions Donaldson, Lufkin & Jenrette considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses undertaken in connection with its opinion taken together as a whole. Accordingly, notwithstanding the separate factors summarized above, Donaldson, Lufkin & Jenrette has indicated to Aerial that it believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinion. The analyses performed by Donaldson, Lufkin & Jenrette are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

FEE ARRANGEMENTS WITH DONALDSON, LUFKIN & JENRETTE

     Pursuant to the terms of an engagement agreement dated April 29, 1999, Aerial agreed to pay (1) a fee of $2.5 million, of which $500,000 was paid on June 30, 1999, and $2 million was paid on December 30, 1999, (2) a fee of $1 million upon delivery of the Donaldson, Lufkin & Jenrette opinion and an additional fee of $250,000 for each update of a prior opinion delivered by Donaldson, Lufkin & Jenrette and (3) in order to incent Donaldson, Lufkin & Jenrette to seek the transaction leading to the highest value for Aerial stockholders, additional cash compensation equal to 0.55% of the aggregate value of outstanding Aerial common stock, treating any shares issuable upon exercise of options, warrants or other rights of conversion as outstanding plus the total amount of any debt assumed, acquired, remaining outstanding, retired or defeased or preferred stock redeemed or remaining outstanding upon consummation of the sale, merger, consolidation or other business combination involving all or at least a majority of the business, securities or assets of Aerial net of any cash or cash equivalents and short-term investment securities with maturities less than 36 months, less the amounts payable pursuant to clauses (1) and (2) above. Based on the aggregate market value of VoiceStream common stock on January 14, 2000 and an exchange ratio of 0.455, Donaldson, Lufkin & Jenrette's aggregate fee would have been approximately

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$34.6 million, of which $3.5 million has been paid, as of such date. Therefore, the net fee payable to Donaldson, Lufkin & Jenrette upon consummation of the merger is estimated to be $31.1 million. The actual fee paid to Donaldson, Lufkin & Jenrette may be higher or lower than this estimate. In addition, Aerial agreed to reimburse Donaldson, Lufkin & Jenrette, upon request by Donaldson, Lufkin & Jenrette from time to time, for all out-of-pocket expenses, including the reasonable fees and expenses of counsel, incurred by Donaldson, Lufkin & Jenrette in connection with its engagement, and to indemnify Donaldson, Lufkin & Jenrette and certain related persons against certain liabilities in connection with the engagement, including liabilities under U.S. federal securities laws. Through January 14, 2000, Donaldson, Lufkin & Jenrette's out-of-pocket expenses related to the Aerial reorganization have totaled approximately $205,000. Donaldson, Lufkin & Jenrette and Aerial management negotiated the terms of the fee arrangement, and the Aerial board was aware of such arrangement, including the fact that a significant portion of the aggregate fee payable to Donaldson, Lufkin & Jenrette is contingent upon consummation of the Aerial reorganization.

     In the ordinary course of business Donaldson, Lufkin & Jenrette actively trades the debt and equity securities of companies, including Aerial, TDS, VoiceStream and Omnipoint, for its own account and for the accounts of customers and may hold a long or short position in such securities at any time. Donaldson, Lufkin & Jenrette has performed investment banking and other services for Aerial, VoiceStream TDS, Omnipoint, Western Wireless and Hutchison in the past, including (1) acting as a co-manager for VoiceStream's offering of 10 3/8% Senior Notes due 2009 and 11 7/8% Senior Discount Notes due 2009 in November 1999, (2) acting as the lead manager for an offering of convertible preferred stock of Omnipoint in May 1998, (3) acting as a co-manager for an offering of Class A Shares of Western Wireless in April, 1998, (4) acting as a co-manager for an offering of Trust Originated Preferred Securities of TDS in February 1998, (5) arranging a senior secured credit facility for Omnipoint in February 1998 and (6) acting as financial advisor to Hutchison Telecom Limited in its purchase of common stock of Western Wireless Corp. in October 1997, and has received usual and customary compensation for such services.

RECOMMENDATIONS OF THE AERIAL SPECIAL COMMITTEE

     The Aerial special committee, in determining to recommend approval of the Aerial reorganization to the Aerial transaction committee and the Aerial board, in addition to taking into account all of the factors considered by the Aerial transaction committee and the Aerial board, reviewed and considered a financial presentation by Wasserstein Perella to the Aerial special committee and the opinion of Wasserstein Perella with respect to the fairness from a financial point of view to the public stockholders of Aerial of the consideration provided for in the Aerial reorganization agreement. See "Recommendations of the Aerial Board; Reasons for the Aerial Reorganization."

     In reaching its recommendation to approve the Aerial reorganization, the Aerial special committee also considered the opportunity offered to TDS and Sonera to purchase up to an aggregate of $650 million of equity of Aerial and Aerial Operating Company at an equivalent price of $22.00 per share of Aerial common stock, as compared to the implied transaction price of $25.08 based on the exchange ratio and the closing market price of VoiceStream common stock on September 16, 1999 of $55.13. In that connection, the Aerial special committee took into account the following additional factors:

     - its understanding that TDS desired to purchase, through the replacement of a portion of Aerial Operating Company's outstanding indebtedness to TDS, additional shares of Aerial common stock prior to consummation of the Aerial reorganization, one effect of which would be to defer imposition of tax on income equal to the amount of TDS's additional investment in Aerial common stock until TDS disposed of shares of the combined company;

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     - the fact that the Aerial reorganization is structured as a tax-free exchange for all shareholders except those who elect to receive cash;

     - its understanding that Sonera was interested in increasing its equity interest in the combined company, including through the purchase of Aerial and Aerial Operating Company common stock, and that in the event TDS replaced debt with equity, Sonera would have certain purchase rights to acquire, directly and indirectly, common equity in Aerial and Aerial Operating Company based on the average market price of Aerial common stock over two different periods subsequent to execution of the Aerial reorganization agreement;

     - the importance VoiceStream placed on knowing the maximum number of shares it would be required to issue in the transaction and the insistence of VoiceStream on pricing the $420 million TDS debt replacement and the $230 million Sonera investment based on a fixed dollar amount rather than the value of the exchange ratio on a specified date;

     - the fact that had the $420 million TDS debt replacement and the $230 million Sonera investment been structured based on the value of the exchange ratio implied by the closing market price of VoiceStream common stock on September 16, 1999, instead of $22.00 per share, together with a corresponding increase in the exchange ratio for the benefit of all Aerial stockholders so as to maintain as constant the aggregate number of shares to be issued by VoiceStream pursuant to the Aerial reorganization and the related transactions, including the $420 million TDS debt replacement and the $230 million Sonera investment, the increase in the implied value of the exchange ratio per share of Aerial common stock would have been $0.82 based on the closing price of VoiceStream common stock on September 16, 1999, or $0.46 and $(0.44) based on the respective 10-day and 30-day closing market price averages of VoiceStream common stock through that date;

     - the importance VoiceStream placed on settling of all of Sonera's claims against Aerial prior to the effectiveness of the Aerial reorganization, including Sonera's acceptance of the cancellation of a portion of its shares of Aerial Operating Company pursuant to the Sonera purchase agreement, and VoiceStream's view that the $22.00 price would induce Sonera to settle those claims;

     - the importance VoiceStream placed on the deleveraging effect that the $420 million TDS debt replacement and the $230 million Sonera investment would have on the combined company, and VoiceStream's view that the $22.00 price would induce Sonera to make an additional investment in Aerial;

     - its understanding that, in view of, among other things, the cash election protection afforded to the public shareholders, TDS's commitment to effect the $420 million TDS debt replacement irrespective of the consummation of the Aerial reorganization at a price in excess of Aerial's historic and then current market prices, and TDS's willingness to indemnify VoiceStream and VoiceStream Holdings if Sonera did not agree to settle its claims, TDS was not prepared to pay a higher price in the $420 million TDS debt replacement than the price VoiceStream proposed to offer to Sonera in the $230 million Sonera investment, assuming a corresponding increase in the exchange ratio;

     - the agreement by TDS to indemnify VoiceStream and VoiceStream Holdings against all claims Sonera might assert against Aerial, including the effect of the share cancellation provision in the purchase agreement with Sonera, should Sonera not agree to settle those claims;

     - the Aerial cash election option which provides $18.00 cash floor protection to the Aerial public stockholders for each of their shares and is not available to TDS or Sonera;

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

     - the fact that VoiceStream insisted on, and TDS agreed to, an effective lock-up of the Aerial stockholder vote, which made downside price protection particularly important;

     - the view of Donaldson, Lufkin & Jenrette of the value of the cash election protection feature and the option valuation analysis presented by Wasserstein Perella which, depending on the length of time to consummation of the Aerial reorganization and various volatility assumptions, indicated theoretical valuations for the cash election protection feature; and

     - the fact that the $420 million TDS debt replacement and the $230 million Sonera investment is not conditioned upon consummation of the Aerial reorganization and, in the event the Aerial reorganization is not consummated, would meaningfully assist Aerial in meeting its future financing requirements.

     While the Aerial special committee considered the pricing of the $420 million TDS debt replacement and the $230 million Sonera investment at $22.00 per share, instead of at the implied transaction price, together with a corresponding increase in the exchange ratio, a negative factor, after considering all relevant factors, the special committee determined to recommend approval of the Aerial reorganization.

AERIAL SPECIAL COMMITTEE FAIRNESS OPINION

     Wasserstein Perella has acted as financial advisor to the Aerial special committee in connection with the Aerial reorganization. On September 17, 1999, Wasserstein Perella delivered its oral opinion to the Aerial special committee that, as of such date, and based upon and subject to the assumptions and limitations set forth in the opinion, the merger consideration provided by the Aerial reorganization agreement is fair from a financial point of view to Aerial's public stockholders. Wasserstein Perella confirmed its oral opinion by delivery to the Aerial special committee of a written opinion dated September 17, 1999.

     THE FULL TEXT OF THE WRITTEN OPINION OF WASSERSTEIN PERELLA, DATED SEPTEMBER 17, 1999, IS ATTACHED AS ANNEX G TO THIS JOINT PROXY STATEMENT-PROSPECTUS. THE FOLLOWING IS A SUMMARY OF THE WRITTEN OPINION OF WASSERSTEIN PERELLA. HOLDERS OF AERIAL'S COMMON STOCK ARE URGED TO, AND SHOULD, READ THIS OPINION IN ITS ENTIRETY. WASSERSTEIN PERELLA'S OPINION WAS DELIVERED FOR THE INFORMATION OF THE AERIAL SPECIAL COMMITTEE AND DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW ANY HOLDER OF AERIAL'S COMMON STOCK SHOULD VOTE WITH RESPECT TO THE AERIAL REORGANIZATION OR WHETHER ANY HOLDER OF AERIAL'S COMMON STOCK SHOULD ELECT TO RECEIVE CASH IN LIEU OF SHARES OF VOICESTREAM COMMON STOCK BASED ON THE EXCHANGE RATIO.

     In connection with rendering its opinion, Wasserstein Perella reviewed:

     - the Aerial reorganization agreement;

     - the Aerial stockholder voting agreement;

     - the TDS debt replacement agreement;

     - the VoiceStream stockholder voting agreement;

     - the Sonera indemnity agreement;

     - a draft of the TDS investor agreement;

     - a draft of the TDS registration rights agreement;

     - the exhibits to each of the agreements listed above;

     - publicly available business and financial information relating to Aerial, VoiceStream and Omnipoint for recent years and interim periods; and

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

     - internal financial and operating information of Aerial, including financial forecasts, analyses and projections prepared by or on behalf of Aerial.

     Wasserstein Perella also discussed with the Aerial special committee and the managements of Aerial and VoiceStream this information and the business, operations, assets, financial condition and future prospects of both companies. In addition, Wasserstein Perella reviewed financial and stock market data relating to Aerial, VoiceStream and Omnipoint and compared that data to similar data for other publicly traded companies. Wasserstein Perella also reviewed and considered the financial terms of recent acquisitions and business combination transactions that it believed to be reasonably comparable to the Aerial reorganization or otherwise relevant. Wasserstein Perella also performed other financial studies, analyses and investigations and reviewed other information it considered appropriate for purposes of its opinion.

     In its review and analysis and in the formulation of its opinion, Wasserstein Perella assumed and relied on the accuracy and completeness of all the financial and other information provided to or discussed with it or publicly available without assuming any responsibility for independent verification of any of this information. Wasserstein Perella also assumed and relied on the reasonableness and accuracy of the financial projections, forecasts and analyses provided to it and assumed that these projections, forecasts and analyses were reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of Aerial's management with respect to the projections prepared by Aerial. VoiceStream did not provide forecasts or projections of expected future performance to Wasserstein Perella, and Wasserstein Perella's review of VoiceStream's expected future performance was limited to discussions with VoiceStream's management of research analysts' projections of VoiceStream's future performance both on a stand-alone basis and pro forma for the Omnipoint reorganization. Wasserstein Perella assumed that these research analyst projections, as qualified by the comments of VoiceStream management, had been prepared on a basis that did not materially differ from the view of management of VoiceStream as to the future operating and financial performance of VoiceStream. Wasserstein Perella did not express any opinion with respect to these projections, forecasts and analyses or the assumptions upon which they were based. Wasserstein Perella did not review any of the books and records of Aerial or VoiceStream or conduct or assume any responsibility for conducting a physical inspection of the properties or facilities of Aerial or VoiceStream, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of Aerial or VoiceStream, and no independent valuation or appraisal was provided to it. Wasserstein Perella assumed that the Aerial reorganization will qualify as a tax free reorganization for United States federal tax purposes and that obtaining all necessary regulatory and other approvals and third-party consents required for consummation of the merger will not have an adverse impact on Aerial or VoiceStream or on the anticipated benefits of the Aerial reorganization. Wasserstein Perella also took into account VoiceStream's view as to the possible tax consequences of the transactions contemplated by the Aerial reorganization agreement. Wasserstein Perella did not assume that there would be no potential adverse tax consequences which might result from the transactions contemplated by the Aerial reorganization agreement. Rather Wasserstein Perella took into account the possibility that there could be adverse tax consequences implicating the tax indemnification obligations of VoiceStream to Western Wireless and determined that the possibility of any such consequences would not affect its conclusion as to the fairness of the merger consideration. Wasserstein Perella also assumed that the transactions described in the Aerial reorganization agreement will be consummated without waiver or modification of any of the material terms or conditions of the Aerial reorganization agreement and that the final terms of those documents reviewed by Wasserstein Perella in draft form will not differ in any material respect from the drafts provided to it. Wasserstein Perella's opinion was necessarily based on economic and market conditions and other circumstances as they existed and could be evaluated on September 17, 1999. Wasserstein Perella did not express any opinion as to the prices at which any securities of Aerial, VoiceStream or

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

VoiceStream Holdings will actually trade at any time. Wasserstein Perella's opinion was directed only to the fairness from a financial point of view to the holders of common stock of Aerial other than TDS and Sonera of the merger consideration provided for by the Aerial reorganization agreement. Wasserstein Perella's opinion did not address Aerial's underlying business decision to effect the transactions contemplated by the Aerial reorganization agreement.

     The following is a summary of the material financial analyses presented by Wasserstein Perella to the Aerial special committee in connection with its opinion. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the accompanying text.

SUMMARY OF FINANCIAL ANALYSES

     STOCK PRICE RATIO ANALYSIS

     Wasserstein Perella calculated the ratios of the closing market price of Aerial common stock to the closing market price of VoiceStream common stock for each day in the period from May 3, 1999, the date on which VoiceStream became a public company, through September 16, 1999, the last trading day prior to the date of the Aerial reorganization agreement. Wasserstein Perella also compared the mean market ratio during this period of 0.37 and the current market ratio on September 16, 1999 of 0.35 to the exchange ratio of 0.455 provided for by the Aerial reorganization agreement. This analysis indicated that the proposed exchange ratio for the Aerial reorganization was in excess of the mean market ratio during the period and the current market ratio as well as in excess of the market ratio on all but five trading days during the period and, therefore, that the per share value of Aerial common stock relative to the per share value of VoiceStream common stock implied by the proposed exchange ratio was in excess of the relative value implied by the mean trading prices of Aerial common stock and VoiceStream common stock during the period, and the relative value implied by the current market prices of Aerial common stock and VoiceStream common stock, as well as the then relative value implied by the market prices of Aerial common stock and VoiceStream common stock on all but five trading days during the period.

     PURCHASE PRICE PREMIUM ANALYSIS

     Wasserstein Perella reviewed trading prices of Aerial's common stock for various dates and compared these trading prices to both the $18.00 per share Aerial cash election price available to Aerial's public stockholders and the $25.08 transaction price implied by the exchange ratio of 0.455 shares of VoiceStream common stock per share of Aerial common stock and the closing price per share of VoiceStream common stock on September 16, 1999 of $55.13. The following table presents the results of this analysis and shows the premiums and discounts represented by the

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

$18.00 cash election price and the $25.08 implied transaction price to the trading price of Aerial common stock on the dates shown:

                                                       PREMIUM/(DISCOUNT) OF     PREMIUM OF $25.08
                                                        $18.00 AERIAL CASH      IMPLIED TRANSACTION
                                                         ELECTION PRICE TO          PRICE OVER
                DATE                  TRADING PRICE        TRADING PRICE           TRADING PRICE
                ----                  -------------    ---------------------    -------------------
September 16, 1999 -- one day prior
  to the Aerial reorganization
  agreement.........................     $19.13                 (5.9)%                  31.1%
August 31, 1999 -- 10 trading days
prior to the Aerial reorganization
agreement...........................      15.75                 14.3                    59.3
1 day prior to Omnipoint
  reorganization
  announcement -- 6/22/99...........       9.88                 82.3                   154.0
52-week high -- 9/2/99..............      19.13                 (5.9)                   31.1
52-week low -- 10/8/98..............       2.25                700.0                  1014.8

     Wasserstein Perella selected the dates shown above to illustrate the stock market performance of Aerial common stock on various dates and during the period prior to the date of the Aerial reorganization agreement. This analysis indicated that the implied transaction price on September 16, 1999 of $25.08 was significantly greater than the trading price of Aerial common stock throughout the prior 52-week period and that the $18.00 cash election price also was significantly greater than the trading price of Aerial common stock on a number of days during the same period.

     ANALYSIS OF CONTRIBUTION AND VALUE DISTRIBUTION

     Wasserstein Perella analyzed the relative contributions of Aerial and VoiceStream -- both with and without taking account of the pending Omnipoint reorganization -- to the combined company utilizing various historical and projected financial and operating information and compared these relative contributions to the total enterprise values of Aerial and VoiceStream implied by the exchange ratio and by the closing market price of VoiceStream common stock on September 16, 1999 relative to the total enterprise value of the combined company.

     Wasserstein Perella noted that the total enterprise values of Aerial and VoiceStream on this basis were 32.5% and 67.5%, respectively, of the total enterprise value of the combined company without taking account of the pending Omnipoint reorganization. Wasserstein Perella also noted that the total enterprise values on this basis of Aerial and VoiceStream/Omnipoint on a combined basis were 19.8% and 80.2%, respectively, of the total enterprise value of the combined company.

     Wasserstein Perella based its contribution analyses on research analysts' estimates, as qualified by the comments of VoiceStream management, with respect to VoiceStream, research analysts' estimates with respect to Omnipoint, and with respect to Aerial, two sets of projections: the Aerial management case and the Aerial sensitivity case. The Aerial management case was based on projections provided to Wasserstein Perella by the management of Aerial. The Aerial sensitivity case was based on discussions between and among Wasserstein Perella and Aerial's management and the Aerial special committee. The Aerial sensitivity case reflects, among other things, lower revenues than projected by Aerial's management due to a lower number of gross subscriber additions and a higher percentage of Aerial subscribers that disconnect their service during a period.

     As used throughout this summary, "POPs" are the estimated number of persons within the coverage area of a license granted by the FCC or similar authorities in other jurisdictions. "Covered POPs" are the estimated number of POPs within the license area served by a company's operating network. "Subscribers" represent the number of persons who subscribe to the Company's services. "Service revenues" are gross revenues from the sale of wireless services and exclude revenues from

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

the sale of equipment. "Enterprise value" for a company, unless otherwise noted, is the sum of the market capitalization for that company and its total debt, preferred stock and minority interest, less cash and cash equivalents. Items of financial and operating data for a company that are presented as being "proportionate" include, for entities which are less than wholly owned by the company, a proportion of the entity's financial and operating data equal to the company's ownership interest in the entity.

     Wasserstein Perella's comparison of the relative shares of the combined entity's enterprise value to the relative contributions to the combined entity of the historical and projected operating and financial items indicated below, without taking account of the pending Omnipoint reorganization, is summarized as follows:

                                          AERIAL MANAGEMENT CASE       AERIAL SENSITIVITY CASE
                                          -----------------------      -----------------------
                                          AERIAL      VOICESTREAM      AERIAL      VOICESTREAM
                                          ------      -----------      ------      -----------
Total enterprise value................     32.5%         67.5%          32.5%         67.5%
1999E proportionate POPs..............     25.8          74.2           25.8          74.2
1999E proportionate covered POPs......     52.5          47.5           52.5          47.5
2000E proportionate covered POPs......     40.6          59.4           40.6          59.4
2001E proportionate covered POPs......     33.8          66.2           33.8          66.2
6/30/99 proportionate subscribers.....     38.5          61.5           38.5          61.5
1999E proportionate subscribers.......     38.4          61.6           35.1          64.9
2000E proportionate subscribers.......     36.4          63.6           32.1          67.9
2001E proportionate subscribers.......     34.8          65.2           30.6          69.4
1999E proportionate service
  revenues............................     37.3          62.7           37.0          63.0
2000E proportionate service
  revenues............................     35.1          64.9           31.4          68.6
2001E proportionate service
  revenues............................     33.8          66.2           29.8          70.2

     Wasserstein Perella's comparison of the relative shares of the combined entity's enterprise value to the relative contributions to the combined entity of the historical and projected operating and financial items indicated below, taking account of the pending Omnipoint reorganization, is summarized as follows:

                                                           AERIAL                  AERIAL
                                                       MANAGEMENT CASE        SENSITIVITY CASE
                                                    ---------------------   ---------------------
                                                             VOICESTREAM/            VOICESTREAM/
                                                              OMNIPOINT               OMNIPOINT
                                                    AERIAL     COMBINED     AERIAL     COMBINED
                                                    ------   ------------   ------   ------------
Total enterprise value............................   19.8%       80.2%       19.8%       80.2%
1999E proportionate POPs..........................   13.8        86.2        13.8        86.2
1999E proportionate covered POPs..................   22.9        77.1        22.9        77.1
2000E proportionate covered POPs..................   19.0        81.0        19.0        81.0
2001E proportionate covered POPs..................   16.2        83.8        16.2        83.8
6/30/99 proportionate subscribers.................   25.1        74.9        25.1        74.9
1999E proportionate subscribers...................   21.6        78.4        19.2        80.8
2000E proportionate subscribers...................   17.9        82.1        15.3        84.7
2001E proportionate subscribers...................   18.4        81.6        15.7        84.3
1999E proportionate service revenues..............   28.2        71.8        27.9        72.1
2000E proportionate service revenues..............   22.4        77.6        19.6        80.4
2001E proportionate service revenues..............   20.1        79.9        17.2        82.8

     This analysis indicated that whether Aerial's share of the combined entity's enterprise value implied by the exchange ratio and by the closing market price of VoiceStream common stock on September 16, 1999 was more than or less than Aerial's relative contribution to the combined entity's

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

operating and financial items depends on the assumptions used -- including assumptions regarding whether the Omnipoint transaction closes and assumptions regarding the future performance of Aerial, VoiceStream and Omnipoint -- and on the operating and financial items selected. In particular, this analysis indicated that Aerial's relative contribution of proportionate POPs to the combined entity was less than Aerial's relative share of the combined entity's enterprise value. This analysis also indicated that for each of the other operating and financial items selected -- proportionate covered POPs, proportionate subscribers, and proportionate service revenues -- Aerial's relative contribution to the combined entity, based on operating and financial items at June 30, 1999 or projected by the Aerial management case for the year ending December 31, 1999 was more than Aerial's relative share of the combined entity's enterprise value; but that for each of these operating and financial items, Aerial's projected relative contribution at or for the period ending December 31, 2001 was less than its relative contribution at June 30, 1999 or for the period ending December 31, 1999; and in many instances (all instances under the Aerial sensitivity case) these projected relative contributions were less than Aerial's relative share of the combined entity's enterprise value.

     ANALYSIS OF VALUATION MULTIPLES

     Wasserstein Perella calculated the total enterprise value of Aerial based on both the $25.08 implied value at September 16, 1999 of the VoiceStream common stock to be received by Aerial stockholders and the $18.00 per share Aerial cash election price and then calculated the multiple of each of these enterprise values to the items of financial and operating data for Aerial set forth in the table below using projected revenue and EBITDA information from the Aerial management case. EBITDA as used throughout this summary represents operating income (loss) plus depreciation and amortization. Each of the multiples calculated by Wasserstein Perella were believed by Wasserstein Perella to be relevant to understanding the valuation of a wireless communications company. Wasserstein Perella also calculated multiples with respect to the same items of financial and operating data for Omnipoint using an enterprise value of Omnipoint implied by the exchange ratio provided in the Omnipoint reorganization agreement and the stock price of VoiceStream immediately prior to announcement of the Omnipoint reorganization and an enterprise value of Omnipoint using trading multiples of Omnipoint at September 16, 1999 and, in each case, based on financial and operating information of Omnipoint derived from research analysts' estimates and other publicly available information with respect to its financial and operating performance. Wasserstein Perella also calculated multiples of enterprise value with respect to the same items of financial and operating data for four publicly traded companies in the wireless communications industry discussed below based on those companies' market prices at September 16, 1999 and research analysts' estimates and other publicly available information with respect to their financial and operating performance. These Aerial selected companies, consisting of Omnipoint, Powertel, Clearnet and Microcell were chosen by Wasserstein Perella because they are publicly traded companies with operations that for purposes of analysis may be considered similar to those of Aerial. Wasserstein Perella compared the low and high multiples of these Aerial selected companies and the valuation multiples for the Omnipoint

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reorganization and for Omnipoint to valuation multiples for the Aerial reorganization. This comparison is set forth in the following table:

                                                             MULTIPLES BASED ON
                           --------------------------------------------------------------------------------------
                                                                            IMPLIED       AERIAL        AERIAL
                                                                           OMNIPOINT     SELECTED      SELECTED
                                                                           ENTERPRISE    COMPANIES     COMPANIES
                                                                             VALUE      ENTERPRISE    ENTERPRISE
                           IMPLIED AERIAL                    IMPLIED         BASED         VALUE         VALUE
                             ENTERPRISE       IMPLIED       OMNIPOINT          ON          BASED         BASED
                              VALUE AT      AERIAL CASH   REORGANIZATION   OMNIPOINT    ON TRADING    ON TRADING
                              EXCHANGE       ELECTION       ENTERPRISE      TRADING        PRICE         PRICE
                              RATIO ON      ENTERPRISE       VALUE AT        PRICE      - 9/16/99 -   - 9/16/99 -
                              9/16/99          VALUE       ANNOUNCEMENT    - 9/16/99        LOW          HIGH
                           --------------   -----------   --------------   ----------   -----------   -----------
Proportionate POPs........    $  107.1       $   85.4        $   46.5      $    65.3     $   43.3      $   111.1
Covered proportionate
  POPs....................       133.9          106.7            78.6          110.3         83.8          147.4
Proportionate
  subscribers - 6/30/99...     8,673.1        6,914.7         7,340.3       10,306.5      3,315.0       10,306.5
1999E service revenues....        14.1x          11.3x           15.0x          21.0x         8.1x          21.0x
2000E service revenues....         9.3            7.4             8.2           11.6          4.8           11.6
2002E EBITDA..............        18.1           14.5            21.1           29.6          7.3           29.6

     This analysis indicated that the valuation multiples for Aerial resulting from both the implied transaction price based on the exchange ratio at September 16, 1999 of $25.08 and the $18.00 cash election price were within the range of trading multiples for the Aerial selected companies for each of the measures selected. This analysis also indicated that the valuation multiples for Aerial, resulting from the implied transaction price based on the exchange ratio at September 16, 1999 of $25.08 were on some measures greater than and on some measures less than the valuation multiples for Omnipoint.

     VALUATION OF AERIAL

     Wasserstein Perella analyzed the value of Aerial utilizing a number of different valuation methodologies as set forth below. In each case, Wasserstein Perella performed the valuation analysis in order to compare the value of Aerial implied by the transaction to the value of Aerial derived through the analysis.

     Comparable Trading Analysis

     Wasserstein Perella calculated a range of implied values per share for Aerial by applying a range of trading multiples at September 16, 1999 of historical and projected financial and operating data for the Aerial selected companies discussed above, derived from research analysts' estimates and other publicly available information, and adjusted by Wasserstein Perella for the purposes of this analysis, to operating and financial data for Aerial derived from the Aerial management case. The low and the

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

high of the range of implied values per share of Aerial common stock based on the adjusted multiples of the items of financial and operating data shown below are as follows:

                                                               RANGE OF IMPLIED
                                                               VALUE PER AERIAL
                                                                SHARE BASED ON
                                                               AERIAL SELECTED
                                                              COMPANIES ADJUSTED
                                                                  MULTIPLES
                                                              ------------------
                                                                LOW       HIGH
                                                              -------    -------
Proportionate POPs..........................................  $ 7.98     $17.83
Covered proportionate POPs..................................   16.19      24.07
Proportionate subscribers -- 6/30/99........................   10.19      22.35
2000E service revenues......................................   12.60      23.94
2002E EBITDA................................................   13.19      24.83

     This analysis indicated that the implied transaction price based on the exchange ratio at September 16, 1999 of $25.08 was above the range of implied values per share for Aerial based on the Aerial selected companies adjusted multiples for each of the measures selected, and the $18.00 cash election price was within or above the range of implied values for Aerial based on Aerial selected companies adjusted multiples for each of the measures selected.

     Original Sonera Investment

     In its valuation analysis of Aerial, Wasserstein Perella noted the original effective per share price of $12.33 at which Sonera invested in Aerial in September 1998 as well as the increased effective per share price of $16.68 resulting from cancellation of shares under the Sonera purchase agreement due to the increase in Aerial's public market price over pre-negotiated levels. Wasserstein Perella noted that both the implied transaction price of $25.08 per share and the cash election price of $18.00 per share were in excess of both of these prices.

     VoiceStream/Omnipoint Transaction Analysis

     Wasserstein Perella also analyzed the proposed Omnipoint reorganization and calculated the implied value per share for Aerial based on applying the valuation multiples of proportionate POPs, covered proportionate POPs and proportionate subscribers for Omnipoint implied by the exchange ratio provided in the Omnipoint reorganization agreement and the stock price of VoiceStream immediately prior to announcement of the Omnipoint reorganization and implied by the trading multiples of Omnipoint at September 16, 1999. This analysis indicated an implied value per Aerial share based on multiples of proportionate POPs, covered proportionate POPs and proportionate subscribers of:

                                                      IMPLIED VALUE PER AERIAL SHARE BASED ON
                                                                   MULTIPLES OF
                                                   ---------------------------------------------
                                                   OMNIPOINT REORGANIZATION
                                                    VALUE AT ANNOUNCEMENT      OMNIPOINT TRADING
                                                           6/23/99             VALUE -- 9/16/99
                                                   ------------------------    -----------------
Proportionate POPs...............................           $ 5.19                  $11.37
Covered proportionate POPs.......................            10.57                   18.90
Proportionate subscribers -- 6/30/99.............            19.68                   31.70

     This analysis indicated that the implied transaction price based on the exchange ratio at September 16, 1999 of $25.08 was above or within the range of implied per share values for Aerial

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

based on the Omnipoint valuation multiples at announcement of the Omnipoint reorganization and the current Omnipoint trading multiples for each selected measure and that the $18.00 cash election price was on one measure above, on one measure within and on one measure below the range of implied per share values for Aerial based on the Omnipoint valuation multiples at announcement of the Omnipoint reorganization and the current Omnipoint trading multiples.

     Discounted Cash Flow Analysis

     Wasserstein Perella performed a discounted cash flow analysis on Aerial under each of the Aerial management case and the Aerial sensitivity case. Wasserstein Perella calculated a net present value of free cash flows of Aerial for the second half of 1999 through the end of 2008 using discount rates ranging from 13% to 15%. Wasserstein Perella also calculated present values of implied terminal values in the year 2008 based on multiples ranging from 10x EBITDA to 12x EBITDA and the same range of discount rates. Based on these calculations, Wasserstein Perella derived implied values per share of Aerial common stock. The results of this analysis are as follows:

                                                              IMPLIED VALUE PER AERIAL
                                                                   SHARE BASED ON
                                                                DISCOUNTED CASH FLOW
                                                                      ANALYSIS
                                                              -------------------------
                                                                LOW              HIGH
                                                              --------         --------
Management case.............................................   $17.65           $28.00
Sensitivity case............................................    11.40            19.94

     This analysis indicated that the implied transaction price based on the exchange ratio at September 16, 1999 of $25.08 and the $18.00 cash election price were within the range of implied values for Aerial based on the management case and within or above the range of implied values for Aerial based on the sensitivity case.

     VALUATION OF VOICESTREAM

     Wasserstein Perella analyzed the value of VoiceStream utilizing a number of different valuation methodologies as set forth below. In each case, Wasserstein Perella performed the valuation analysis in order to compare the market value of VoiceStream common stock to the per share value of VoiceStream derived through the analysis and to determine whether the VoiceStream common stock to be received by Aerial stockholders who do not elect to receive cash in the Aerial reorganization was fairly valued at its then current market price.

     Comparable Trading Analysis

     Wasserstein Perella calculated a range of implied values per share for VoiceStream and VoiceStream/Omnipoint on a combined pro forma basis by applying a range of trading multiples at September 16, 1999 of historical and projected financial and operating data for two publicly traded companies in the wireless communications industry discussed below, based on those companies' market prices at September 16, 1999 and research analysts' estimates and other publicly available information with respect to their financial and operating performance, and adjusted by Wasserstein Perella for purposes of this analysis, to operating and financial data for VoiceStream and VoiceStream/Omnipoint. The VoiceStream selected companies used for this analysis, consisting of Sprint PCS and Nextel, were chosen by Wasserstein Perella because they are publicly traded companies with operations that for purposes of analysis may be considered similar to those of VoiceStream and VoiceStream/Omnipoint on a combined basis. The VoiceStream and VoiceStream/Omnipoint operating and financial data were based on research analysts' estimates of VoiceStream and Omnipoint, as qualified in the case of VoiceStream by comments of VoiceStream

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

management. The low and the high of the range of implied values per share based on the adjusted multiples of the items of financial and operating data shown below are as follows:

                                                              RANGE OF IMPLIED VALUE
                                                                PER SHARE BASED ON
                                                               VOICESTREAM SELECTED
                                                                COMPANIES ADJUSTED
                                                                    MULTIPLES:
                                                                   VOICESTREAM
                                                                  -- STAND-ALONE
                                                              ----------------------
                                                               LOW            HIGH
                                                              ------         -------
Proportionate POPs..........................................  $50.93         $103.31
Covered proportionate POPs..................................   26.40           41.79
Proportionate subscribers -- 6/30/99........................   40.55           51.67
2000E service revenues......................................   35.39           50.35
2002E EBITDA................................................   19.13           47.75

                                                              RANGE OF IMPLIED VALUE
                                                                PER SHARE BASED ON
                                                               VOICESTREAM SELECTED
                                                                COMPANIES ADJUSTED
                                                                    MULTIPLES:
                                                              VOICESTREAM/OMNIPOINT
                                                                   -- COMBINED
                                                              ----------------------
                                                               LOW            HIGH
                                                               ---            ----
Proportionate POPs..........................................  $55.79         $124.99
Covered proportionate POPs..................................   57.28           92.14
Proportionate subscribers -- 6/30/99........................   39.16           53.21
2000E service revenues......................................   27.57           44.78
2002E EBITDA................................................   12.40           48.86

     This analysis indicated that, based on the VoiceStream selected companies adjusted multiples for VoiceStream on a stand-alone basis, the $55.13 closing market price of VoiceStream common stock on September 16, 1999 was at the low end of the range of implied values of VoiceStream based on the proportionate POPs multiple but higher than the range of implied values of VoiceStream based on the other multiples of financial and operating data shown above. This analysis also indicated that, based on the VoiceStream selected companies adjusted multiples for VoiceStream/Omnipoint on a combined basis, the $55.13 closing market price of VoiceStream common stock on September 16, 1999 was lower than the range of implied values of VoiceStream based on proportionate POPs and covered proportionate POPs multiples but higher than the range of implied values of VoiceStream based on the other multiples of financial and operating data shown above.

     Discounted Cash Flow Analysis

     Wasserstein Perella performed a discounted cash flow analysis on VoiceStream as a stand-alone company and on the basis of the proposed Omnipoint reorganization. The analysis was based on research analysts' estimates of VoiceStream and Omnipoint, as qualified in the case of VoiceStream by comments of VoiceStream management. Wasserstein Perella calculated a net present value of free cash flows of VoiceStream for the second half of 1999 through the end of 2007 using discount rates ranging from 13% to 15%. Wasserstein Perella also calculated present values of implied terminal values for the year 2007 based on multiples ranging from 10x EBITDA to 12x EBITDA and the same range of discount rates. Based on these calculations, Wasserstein Perella derived implied values per share of VoiceStream common stock. The results of this analysis are as follows:

                                                                IMPLIED VALUE PER
                                                                VOICESTREAM SHARE
                                                               BASED ON DISCOUNTED
                                                               CASH FLOW ANALYSIS
                                                              ---------------------
                                                               LOW            HIGH
                                                               ---            ----
VoiceStream -- stand-alone..................................  $26.85         $39.85
VoiceStream/Omnipoint.......................................   42.06          60.98

     This analysis indicated that the $55.13 closing market price of VoiceStream common stock on September 16, 1999 was higher than the range of implied per share values for VoiceStream on a stand-alone basis but within the range of implied per share values for VoiceStream/Omnipoint on a combined basis.

     ANALYSIS OF VARIOUS TERMS OF THE AERIAL REORGANIZATION AGREEMENT

     Wasserstein Perella performed a number of different analyses to compare the value of the Aerial cash election option to Aerial's public stockholders, the collar protection in the Aerial reorganization agreement to all Aerial stockholders, the $420 million TDS debt replacement price to TDS and the $230 million Sonera investment price to Sonera.

    ANALYSIS OF $420 MILLION TDS DEBT REPLACEMENT, $230 MILLION SONERA INVESTMENT, AERIAL CASH ELECTION AND COLLAR

     Under the proposed terms of the TDS $420 million debt replacement transaction and the $230 million Sonera investment, an additional 29.55 million shares of Aerial common stock are to be issued to TDS and Sonera at $22.00 per share. In order to determine the potential impact on the value to be received by Aerial common stockholders of a change in the price at which Aerial common stock was to be issued to TDS and Sonera in the $420 million TDS debt replacement and the $230 million Sonera investment, Wasserstein Perella performed the following analysis. Wasserstein Perella calculated the potential change in the exchange ratio that could have occurred if the $420 million TDS debt replacement and $230 million Sonera investment were effected at $25.08 per share, the implied deal price based on the VoiceStream common stock price at September 16, 1999, rather than at $22.00, assuming that the exchange ratio was adjusted so that the same aggregate number of VoiceStream shares were issued in all cases. Wasserstein Perella calculated that these changes could have resulted in an increase in the exchange ratio of 0.015. Wasserstein Perella also calculated the potential changes in the exchange ratio that could have occurred if the $420 million TDS debt replacement and $230 million Sonera investment were effected at $23.66 per share or $20.56 per share -- the transaction prices implied by the exchange ratio and the average trading price for VoiceStream common stock for each of the 10 and 30 day periods ending on September 16, 1999 -- assuming again that the exchange ratio was adjusted so that the same aggregate number of VoiceStream shares were issued in all cases. The results of this analysis are as follows:

                                                           DEAL PRICE BASED ON:
                                       -------------------------------------------------------------
                                                               VOICESTREAM           VOICESTREAM
                                       VOICESTREAM STOCK    10-DAY STOCK PRICE    30-DAY STOCK PRICE
                                       PRICE ON 9/16/99          AVERAGE               AVERAGE
                                       -----------------    ------------------    ------------------
Debt replacement/investment price per
  share..............................       $25.08               $23.66                $ 20.56
Aerial shares to be issued at implied
  deal conversion price -- in
  millions...........................        25.92                27.47                  31.61
Difference in number of Aerial shares
  to be issued from 29.55 -- in
  millions...........................         3.63                 2.08                  (2.07)
Potential change in exchange ratio to
  keep total number of shares
  fixed..............................         0.015                0.008                (0.008)
Value per Aerial share of potential
  change in exchange ratio...........       $ 0.82               $ 0.46                $ (0.44)

     Wasserstein Perella also noted that other per share values might have been selected as the basis for pricing the $420 million TDS debt replacement and the $230 million Sonera investment -- including the Aerial closing stock price on September 16, 1999 of $19.125 and the average Aerial closing stock price for each of the 10 and 30 day periods ending September 16, 1999 of $18.519 and $16.008, respectively, were lower than the $22.00 price that was selected.

     Wasserstein Perella also analyzed and compared the value of the Aerial Cash Election option available to Aerial public stockholders to the value of the downside price protection collar available to all Aerial stockholders. Wasserstein Perella calculated a range of values representing the excess of the theoretical value of the cash election option over the theoretical value of the collar protection using Black Scholes option valuation methodology and assumptions with respect to volatility ranging from 55% to 75% assuming the Omnipoint reorganization merger closes and 75% to 95% assuming the Omnipoint reorganization does not close and assumptions with respect to the length of time until closing ranging from three to 15 months. Assuming consummation of the Omnipoint reorganization, the collar protection is inapplicable and, therefore, has no value. As shown in the following table, this analysis indicated that the theoretical value of the Aerial cash election option available to the Aerial public stockholders was greater than the theoretical value of the downside price protection collar available to all Aerial stockholders by amounts which varied based on the assumptions from $0.289 to $4.466 per share of Aerial common stock.

EXCESS OF VALUE PER AERIAL SHARE OF CASH ELECTION PROTECTION OVER COLLAR
      PROTECTION--ASSUMING CONSUMMATION OF OMNIPOINT REORGANIZATION
-------------------------------------------------------------------------
                                          RANGE OF VALUE--BASED ON A
        TIME UNTIL CLOSING              VOLATILITY RANGE OF 55% TO 75%
        ------------------           ------------------------------------
3 months........................               $ .289 - $ .758
6 months........................                 .778 -  1.623
9 months........................                1.214 -  2.321
12 months.......................                1.592 -  2.901
15 months.......................                1.921 -  3.392

EXCESS OF VALUE PER AERIAL SHARE OF CASH ELECTION PROTECTION OVER COLLAR
   PROTECTION (ASSUMING NON-CONSUMMATION OF OMNIPOINT REORGANIZATION)
-------------------------------------------------------------------------
                                          RANGE OF VALUE--BASED ON A
        TIME UNTIL CLOSING              VOLATILITY RANGE OF 75% TO 95%
        ------------------           ------------------------------------
3 months........................               $ .487 - $ .991
6 months........................                1.247 -  2.137
9 months........................                1.909 -  3.060
12 months.......................                2.477 -  3.822
15 months.......................                2.969 -  4.466

     Wasserstein Perella also analyzed and compared the potential benefit or cost to TDS from the $420 million TDS debt replacement and from the collar protection, the potential benefit or cost to Sonera from the $230 million Sonera investment and the collar protection, and the potential benefit to Aerial public stockholders of the Aerial cash election option, in various scenarios based on assumptions as to the trading price of VoiceStream common stock at closing of the merger ranging from $20.00 to $65.00. The per share benefits and costs were calculated for TDS and Sonera on a pro forma basis for their acquisitions of additional Aerial shares in the $420 million TDS debt replacement and the $230 million Sonera investment, respectively, and for the Aerial public stockholders on the basis of the actual number of Aerial shares owned. A summary of this analysis is set forth below:

                                                BENEFIT FROM
                             BENEFIT (COST)     COLLAR/CASH      TOTAL BENEFIT        PER SHARE
                             FROM INVESTMENT      ELECTION          (COST)          BENEFIT/(COST)
                            -----------------   ------------   -----------------   ----------------
                                             (IN MILLIONS, EXCEPT PER SHARE DATA)
TDS.......................  $(246.3) - $144.6   $ 70.4 - $0    $(175.9) - $144.6    $(2.25) - $1.85
Sonera....................  $(134.9) - $ 79.2   $ 20.2 - $0    $(114.7) - $ 79.2    $(5.11) - $3.53
Aerial public
  stockholders............                N/A   $114.3 - $0    $ 114.3  - $    0    $ 8.90  - $   0

     The analysis indicated that there were scenarios among those considered in which the benefits received by the Aerial public stockholders from the Aerial cash election option would exceed the benefits received by TDS and Sonera from the $420 million TDS debt replacement, the $230 million Sonera investment and the collar protection and that there were other scenarios among those considered in which the opposite would be the case.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Wasserstein Perella believes that one must consider its opinion, this summary and its analyses as a whole. Selecting portions of this summary and the analyses, without considering the analyses as a whole, would create an incomplete view of the processes underlying the analyses and the opinion. In arriving at its opinion, Wasserstein Perella considered the results of all of the analyses as a whole. Wasserstein Perella did not attribute any particular weight to any analysis or factor considered by them, nor, except as set forth above, did they derive any value from, or draw any conclusion with respect to fairness based on any particular analysis. Rather, Wasserstein Perella made their determination as to fairness on the basis of their experience and professional judgment after considering the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Aerial, VoiceStream or VoiceStream/Omnipoint on a combined basis or the Aerial reorganization. The analyses were prepared solely for the purposes of Wasserstein Perella's providing its opinion to the Aerial special committee that as of such date, and based upon and subject to the assumptions and limitations set forth in the opinion, the merger consideration provided by the Aerial reorganization agreement is fair from a financial point of view to Aerial's public stockholders. No single factor or analysis was determinative of Wasserstein Perella's fairness determination. Wasserstein Perella based the analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions. Analyses based upon forecasts of future results, which are inherently subject to uncertainty, are not necessarily indicative of actual values or actual future results that any of the companies or any combination of the companies might achieve, which values or results may be significantly more or less favorable than suggested by such analyses. Wasserstein Perella does not assume responsibility if future results are materially different from those forecasted. Moreover, Wasserstein Perella's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses or securities actually could be bought or sold.

     Wasserstein Perella is an internationally recognized investment banking firm and, as a customary part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, private placements, and valuations for corporate and other purposes. The Aerial special committee selected Wasserstein Perella because of its expertise and reputation.

     In the ordinary course of its business, Wasserstein Perella may actively trade the debt and equity securities of Aerial and VoiceStream for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in these securities.

FEE ARRANGEMENTS WITH WASSERSTEIN PERELLA

     Pursuant to a letter agreement dated February 12, 1999, Aerial engaged Wasserstein Perella to act as the exclusive financial advisor to the Aerial special committee in connection with the then-proposed spin-off transaction and other possible transactions. Under the terms of this letter agreement, which was negotiated by the Aerial special committee and Wasserstein Perella, Aerial agreed to pay Wasserstein Perella (1) an initial advisory fee of $1 million, (2) an additional advisory fee of $1 million, payable in installments of $250,000 per two-month period until October 31, 1999, and thereafter an additional advisory fee of $150,000 per two-month period and (3) an additional financial advisory and opinion fee in connection with the rendering of an opinion related to the sale of Aerial equal to the greater of (1) $1 million, which amount became payable on September 17, 1999 when Wasserstein Perella informed the Aerial special committee that it was prepared to render its opinion, and (2) 1% of the consideration to be received by Aerial's public stockholders in the Aerial reorganization, which amount, to the extent it exceeds $1 million, is contingent upon and payable upon consummation of the Aerial reorganization. Based on the closing price of $112.69 per share of VoiceStream common stock on January 14, 2000 and the exchange ratio, this additional financial advisory and opinion fee would equal approximately $7 million. Aerial has also agreed to reimburse Wasserstein Perella for its reasonable out-of-pocket expenses, including fees and disbursements of its attorneys, and to indemnify Wasserstein Perella and related persons against certain liabilities, including certain liabilities under the federal securities laws. As of January 14, 2000, the aggregate out of pocket expenses of Wasserstein Perella were approximately $52,000.

AGREEMENTS RELATING TO THE AERIAL REORGANIZATION

VOICESTREAM STOCKHOLDERS VOTING AGREEMENT

     Pursuant to a stockholders voting agreement, stockholders who currently hold approximately 40% of the outstanding shares of VoiceStream common stock have agreed to vote for the Aerial reorganization, even if the VoiceStream board withdraws its support of the Aerial reorganization. See "The Special
Meetings -- Agreements to Vote in Favor of the Aerial Reorganization."

AERIAL STOCKHOLDER VOTING AGREEMENT

     TDS, which holds approximately 98% of the total voting power of Aerial common stock, has entered into a stockholder voting agreement pursuant to which it has agreed to vote in favor of the Aerial reorganization even if the Aerial board withdraws its support of the Aerial reorganization. See "The Special Meetings -- Agreements to Vote in Favor of the Aerial Reorganization."

TDS INVESTOR AGREEMENT

     In connection with the execution of the Aerial reorganization agreement, TDS will enter into an investment agreement with VoiceStream Holdings. With certain exceptions, this agreement will provide that, until September 17, 2004, the beneficial ownership of VoiceStream Holdings common stock held by TDS and its affiliates will not exceed 24.9% of the outstanding shares of VoiceStream Holdings common stock; provided, however, that if the Aerial reorganization occurs but the transactions contemplated by the Omnipoint reorganization have not occurred, such beneficial ownership shall not exceed 28%.

     Among other things, this agreement will also prohibit TDS and its affiliates from, in certain circumstances, participating in a proxy contest, tender offer, exchange offer or other transaction relating to a change of control of VoiceStream Holdings.

TDS REGISTRATION RIGHTS AGREEMENT

     TDS will receive demand and piggyback registration rights for the shares of VoiceStream Holdings common stock it receives in the Aerial reorganization pursuant to a registration rights agreement. The registration rights agreement grants TDS or a holder of the registrable securities who agrees to be bound by the terms of the registration rights agreement the following registration rights:

     - four demand registrations, to occur not more than once every nine months;

     - one shelf registration per each holder of 15% or more of VoiceStream Holdings common shares; and

     - unlimited piggy-back registration rights.

     The registration rights agreement terminates when there are no registrable securities outstanding or if holders of such securities are provided with an opinion from VoiceStream counsel to the effect that the holders may sell the registrable securities without registration under the Securities Act.

DEBT REPLACEMENT AGREEMENT

     The debt replacement agreement provides for the replacement of a portion of the debt owed by Aerial Operating Company to TDS under the TDS revolving credit agreement with equity of Aerial, the issuance by Aerial Operating Company of additional equity to Aerial, the issuance by each of Aerial and Aerial Operating Company of additional equity to Sonera, the capitalization of certain receivables owed to Aerial Operating Company by its subsidiaries and certain modifications to the TDS revolving credit agreement. The settlement agreement and release supplements the debt replacement agreement to the extent that it specifies the amount of such equity issuances by Aerial and Aerial Operating Company and streamlines the process with respect thereto.

     Under the debt replacement agreement, as supplemented by the settlement agreement and release, on November 1, 1999, TDS assigned to Aerial as a contribution to capital $420 million of the debt owed by Aerial Operating Company to TDS under the TDS revolving credit agreement in exchange for an aggregate of 19,090,909 shares of Aerial common stock, at a purchase price of $22.00 per share. The shares of Aerial common stock consist of 6,166,758 Aerial Common Shares and 12,924,151 Aerial Series A Common Shares. Concurrently with such issuance to TDS, Aerial issued 3,409,091 Aerial Common Shares to Sonera in exchange for a cash payment by Sonera to Aerial of $75 million, which also represents a per share purchase price of $22.00. Concurrently, certain modifications were made to the TDS revolving credit agreement.

     Immediately after the completion of such equity issuances by Aerial, Aerial assigned to Aerial Operating Company as a contribution to capital the $420 million of debt received from TDS and the $75 million cash payment received from Sonera, in exchange for 3,343,642 shares of Aerial Operating Company common stock. At the same time as such issuance to Aerial, Aerial Operating Company issued to Sonera 1,046,999 shares of Aerial Operating Company common stock in exchange for a cash payment by Sonera to Aerial Operating Company of $155 million. The per share price paid by each of Aerial and Sonera for such shares of Aerial Operating Company common stock was $148.04, which represents the $22.00 price per Aerial share multiplied by the applicable exchange rate of
6.72919. These 1,046,999 shares of Aerial Operating Company common stock will be exchanged immediately prior to the Aerial reorganization for 7,045,455 Aerial Common Shares. On January 17, 2000, Aerial Operating Company contributed to its subsidiaries, as a contribution to capital, approximately $1.2 billion of the receivables owed by such subsidiaries to Aerial Operating Company. Because Aerial Operating Company owns, directly or indirectly, 100% of each such subsidiary, no additional shares or partnership interests were issued to Aerial Operating Company in exchange for such contributions.

     The following summarizes the value of VoiceStream Holdings common stock that TDS and Sonera will receive as a result of these transactions, based on the closing price of VoiceStream common stock on January 14, 2000 of $112.69 per share.

                                                NUMBER OF
                        NUMBER OF SHARES   EQUIVALENT SHARES OF     IMPLIED VALUE OF
                         AND EQUIVALENT    VOICESTREAM HOLDINGS   VOICESTREAM HOLDINGS
                        SHARES OF AERIAL    COMMON STOCK BASED     COMMON STOCK BASED
                          COMMON SOCK        ON THE EXCHANGE      ON CLOSING PRICE ON
                            ACQUIRED          RATIO OF 0.455        JANUARY 14, 2000     IMPLIED GAIN
                        ----------------   --------------------   --------------------   ------------
TDS...................     19,090,909           8,686,364             $978,866,000       $558,866,000
Sonera................     10,454,546           4,756,818             $536,046,000       $306,046,000

     As a result of such transactions, Aerial issued an aggregate of $495 million in new equity and Aerial Operating Company issued an aggregate of $650 million in new equity, $420 million of debt previously owed by Aerial Operating Company to TDS was extinguished, the maximum commitment under the TDS revolving credit agreement was reduced from $775 million to $355 million and debt previously owed to Aerial Operating Company by subsidiaries of Aerial Operating Company was extinguished. In addition, immediately after the transactions which occurred on November 1, 1999, each of the interest rate and the default interest rate under the TDS revolving credit agreement was reduced by 65 basis points and the guaranty issued by Aerial in favor of TDS with respect to Aerial Operating Company's obligations under the TDS revolving credit agreement was terminated. At the closing of the Aerial reorganization, the TDS revolving credit agreement will be amended and restated to govern any debt owed by Aerial Operating Company to TDS at that time. See "Agreements Relating to the Aerial
Reorganization -- Amended and Restated Credit Agreement."

AMENDED AND RESTATED CREDIT AGREEMENT

     Effective at the closing of the Aerial reorganization, except as set forth below, TDS and Aerial Operating Company will amend the TDS revolving credit agreement by entering into the amended and restated credit agreement. The amended and restated credit agreement will evidence any loans outstanding under the TDS revolving credit agreement at that time and the maturity date of such loans will be one year after the effective date of the amended and restated credit agreement. TDS will have no commitment under the amended and restated credit agreement to make any further loans to Aerial Operating Company. Aerial Operating Company will pay interest in arrears on the unpaid principal amount of the loans at a per annum rate equal to three-month LIBOR as reported in The Wall Street Journal ("LIBOR") plus 3.50%, which interest will be due on the maturity date, or, if Aerial Operating Company becomes obligated to make cash interest payments on other indebtedness prior to the maturity date, on a quarterly basis. Overdue interest and principal will bear interest at LIBOR plus 5.50%.

     Aerial Operating Company may repay such loans under the amended and restated credit agreement without premium or penalty from time to time, provided that amounts repaid thereunder may not be reborrowed. In addition, the amended and restated credit agreement provides for mandatory repayments from time to time upon certain change of control events and to the extent of and concurrently with the receipt by Aerial or Aerial Operating Company of net proceeds of asset sales or certain other permitted dispositions to the extent such proceeds exceed $50,000,000 from and after the effective date of the amended and restated credit agreement. Each subsidiary of Aerial Operating Company will unconditionally and irrevocably guarantee all of Aerial Operating Company's obligations under the amended and restated credit agreement. Aerial Operating Company's obligations under the amended and restated credit agreement and each subsidiary's obligations under its respective guarantee will be secured by a first-priority lien on and security interest in substantially all of the personal property of Aerial Operating Company and its subsidiaries. In addition, Aerial Operating Company may create one or more subsidiaries for the limited purpose of holding a portion of the collateral in which TDS will receive a security interest.

     VoiceStream or VoiceStream Holdings is obligated to pay to TDS the amount of the loans outstanding under the TDS revolving credit agreement or the amended and restated credit agreement, as applicable, if (1) the Omnipoint reorganization has been completed, (2) the anticipated $3.0 billion new credit facility currently under negotiation by VoiceStream has been completed and (3) VoiceStream is not obligated to purchase as a result of the Omnipoint reorganization certain outstanding Omnipoint debt. If all three of these conditions are satisfied prior to the completion of the Aerial reorganization, then such loans will be repaid at the completion of the Aerial reorganization and TDS and Aerial Operating Company will not be required to enter into the amended and restated credit agreement. If all three of these conditions are satisfied within one year after the completion of the Aerial reorganization, then such loans will be repaid on the date on which such conditions are satisfied and the amended and restated credit agreement will terminate prior to the scheduled one-year maturity date of the loans thereunder.

SONERA INDEMNITY

     VoiceStream, VoiceStream Holdings, Aerial, Aerial Operating Company and TDS are parties to an indemnity agreement whereby TDS has agreed to indemnify VoiceStream Holdings, its subsidiaries and affiliates, including Aerial, for certain losses and expenses resulting from certain claims or lawsuits existing now or in the future, asserted by Sonera or its affiliates against VoiceStream Holdings, Aerial, Aerial Operating Company, their respective affiliates or officers, directors, employees and agents, arising out of or resulting from any alleged act or failure to act occurring prior to the effective time of the Aerial merger, including certain losses and expenses relating to the disputed shares which Sonera has previously refused to return for cancellation or the number of shares of Aerial common stock which Sonera is entitled to receive in exchange for shares of Aerial Operating Company in connection with the exercise by Sonera of its tag-along right under the investor agreement. The public stockholders of Aerial will not be required to contribute to any indemnification payments made pursuant to the indemnity agreement. The indemnity agreement provides for the following:

     - TDS shall have no liability under the agreement for any claim or loss thirty days after the applicable statute of limitation period expires except for such claims or losses of which the indemnitees have given TDS notice prior to such time;

     - TDS has the right and obligation to control the litigation or settlement of any indemnifiable claim by Sonera arising out of or resulting from any alleged act or failure to act occurring prior to the effective time of the Aerial reorganization;

     - TDS has the right but not the obligation to control the litigation of any indemnifiable claim by Sonera arising out of or resulting from any alleged act or failure to act occurring prior to and after the effective time of the Aerial reorganization, provided that if TDS elects to control the litigation, it is responsible for the fees and costs of the litigation including attorneys' fees; and

     - TDS has the right to settle any indemnifiable claim or consent to any judgement without the consent of the indemnitee unless such settlement or judgement imposes a criminal penalty, equitable remedy or a non-monetary condition which could reasonably expected to have a material adverse effect on the business of the indemnitee.

     The indemnity agreement will be terminated if all claims by Sonera arising out of or resulting from any alleged act or failure to act occurring through the effective time of the Aerial reorganization are released at such effective time. See "Sonera Settlement Agreement and Release" discussed below.

SONERA SETTLEMENT AGREEMENT AND RELEASE

     Under the settlement agreement and release dated September 17, 1999 among Sonera, TDS, Aerial and Aerial Operating Company, Sonera agreed to surrender for cancellation 317,108 shares of Aerial Operating Company common stock, representing one-half of the 634,216 disputed shares, on November 1, 1999, in connection with the $420 million TDS debt replacement, without releasing its claims with respect to such surrendered shares. Upon satisfaction of all of the conditions to closing the Aerial reorganization, the remaining 317,108 shares of Aerial Operating Company common stock will be surrendered for cancellation immediately prior to the closing of the Aerial reorganization. At the closing of the Aerial reorganization, each of Sonera and Sonera U.S., on the one hand, and TDS, Aerial, Aerial Operating Company, VoiceStream and VoiceStream Holdings, on the other hand, will release each other from all claims relating to actions occurring through the date of the settlement agreement and release, including all claims by Sonera to all of the disputed shares and, subject to exceptions, will extend such release to actions occurring through the date of the closing of the Aerial reorganization. Also at the closing of the Aerial reorganization, each of the following agreements entered into in connection with Sonera's original investment in Aerial Operating Company will be terminated: (1) the purchase agreement, (2) the investment agreement, (3) the registration rights agreement, (4) the management side letter, (5) the joint venture agreement and
(6) the supplemental agreement.

     Under the settlement agreement and release, Sonera has exercised its tag-along right in connection with the Aerial reorganization. As a result, immediately prior to the closing of the Aerial reorganization, Sonera will exchange 2,826,037 shares of Aerial Operating Company common stock for Aerial Common Shares based on the exchange rate provided in the investment agreement and after taking into account the cancellation of all of the disputed shares as indicated above. Sonera is not obligated to make this exchange unless and until all conditions to the closing of the Aerial reorganization have been satisfied or waived. At the closing of the Aerial reorganization, Sonera will then exchange 22,426,030 Aerial Common Shares, which includes the shares received by Sonera upon exchange of its shares of Aerial Operating Company common stock, for 10,203,844 shares of VoiceStream Holdings common stock. The settlement agreement and release also sets forth the agreement of the parties regarding certain matters relating to the debt replacement agreement. See "Agreements Relating to the Aerial Reorganization -- Debt Replacement Agreement."

TIMING OF CLOSING

     The Aerial reorganization agreement provides that the closing of the Aerial reorganization will occur concurrently with the closing or as soon as practicable thereafter of the Omnipoint reorganization, subject to the satisfaction of the conditions set forth in the Aerial reorganization agreement. The Aerial reorganization agreement provides that if the Omnipoint reorganization has not been consummated or terminated by June 30, 2000, or, under certain circumstances, March 31, 2000, then the Aerial reorganization will close on the fifth business day following the day on which the last of the conditions set forth in the Aerial reorganization agreement has been satisfied or waived, unless VoiceStream and Aerial agree to a different date. Upon closing of the VoiceStream and Aerial mergers, the parties will file required certificates of merger with the Secretary of State of Delaware and the Secretary of State of Washington, at which time the VoiceStream and Aerial mergers will be effective.

ACCOUNTING TREATMENT

     The Aerial reorganization will be accounted for using the purchase method of accounting with VoiceStream Holdings becoming the successor company to VoiceStream and Aerial. Under the purchase method of accounting, the purchase price will be allocated among the Aerial assets and liabilities. The excess of purchase price over the fair value of the identifiable tangible assets and liabilities acquired will be recorded as intangible assets and amortized on a straight-line basis over a period not to exceed 40 years. The assets and liabilities of VoiceStream will be reflected in our financial statements at their historical cost basis. Earnings of VoiceStream Holdings subsequent to the date of the Aerial reorganization will be reduced by the amortization of intangible assets. See "Financial Information -- Unaudited Pro Forma Condensed Combined Financial Statements."

TRANSACTION COSTS

     Anticipated non-recurring charges to VoiceStream Holdings as a result of the Aerial reorganization are estimated to be approximately $61 million, based on the closing price of $112.69 per share of VoiceStream common stock on January 14, 2000. This includes transaction costs to be paid by Aerial of approximately $42 million related to investment banking fees and $3 million related to legal, accounting and other transaction fees which will be expensed as incurred by Aerial. This total also includes non-recurring costs to be paid by VoiceStream of $6 million related to investment banking fees, and $10 million related to legal, accounting and employee separation costs, which will be considered as part of the purchase price.

DISSENTERS' RIGHTS OF APPRAISAL

     Holders of VoiceStream common stock who dissent from the VoiceStream merger and follow certain statutory procedures have the right under the WBCA to demand payment in cash for the fair value of their VoiceStream common stock, calculated as of the day prior to the effective time. Aerial common stockholders do not have appraisal rights under Delaware law. See "The Special
Meetings -- Dissenters' Rights of Appraisal" and Annexes I and J hereto which set forth the text of the applicable sections of the Washington Business Corporation Act and Delaware General Corporation Law.

LITIGATION

     On September 21, 1999, Herbert Behrens, who purports to be an Aerial stockholder, filed a putative class action complaint on behalf of stockholders of Aerial in the Court of Chancery of the State of Delaware in New Castle County. The complaint names as defendants Aerial, TDS, VoiceStream and the following directors of TDS and/or Aerial: LeRoy T. Carlson, Jr., Donald W. Warkentin, J. Clarke Smith, LeRoy T. Carlson, Murray L. Swanson, Rudolph E. Hornacek, James Barr III, Walter C.D. Carlson, Thomas W. Wilson, Jr., John D. Foster and Perti Miettunen. The complaint alleges a breach of fiduciary duties by the defendants in connection with the transactions contemplated by the Aerial reorganization, including the replacement of $420 million of debt owed by Aerial Operating Company to TDS with equity at $22.00 per share of Aerial common stock. The complaint asserts that TDS acquired additional Aerial common stock at $22.00 per share prior to the announcement of the Aerial reorganization agreement whereby all Aerial shareholders would receive stock worth $25.50, based on the conversion ratio of 0.455 and the closing price of VoiceStream common stock of $56.06 on September 17, 1999. The complaint alleges that TDS is receiving benefits at the expense of Aerial's public stockholders and seeks to have the Aerial reorganization enjoined or, if it is consummated, to have it rescinded and to recover unspecified damages, fees and expenses. The defendants believe that this lawsuit is without merit and intend to vigorously defend against this lawsuit.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE AERIAL REORGANIZATION

CONSEQUENCES OF THE VOICESTREAM MERGER

     A summary of the material United States federal income tax consequences of the VoiceStream merger is set forth under "The Omnipoint
Reorganization -- Material United States Federal Income Tax Consequences of the Omnipoint Reorganization."

CONSEQUENCES OF THE AERIAL MERGER

     The following is a discussion of the material United States federal income tax consequences of the Aerial merger to holders of Aerial common stock. It does not address all aspects of United States federal income taxation that may be important to you in light of your particular circumstances. For example, it does not address tax consequences that may apply to you if you are a taxpayer that is subject to special treatment under the federal income tax laws, such as a bank, financial institution, broker-dealer, insurance company, foreign person, or tax-exempt entity, or if you acquired your Aerial common stock by exercising employee stock options or otherwise as compensation or through a tax-qualified retirement plan, or if you have an excess loss account with respect to your Aerial common stock. It also does not address any aspect of state, local or foreign taxation. The discussion assumes that you will hold your Aerial common stock as a capital asset at the effective time of the Aerial merger, and does not consider the tax consequences to you if, in addition to owning Aerial common stock, you own stock of VoiceStream or of Omnipoint.

     You are urged to consult with your own tax advisor concerning the tax consequences of the Aerial merger to you.

     Consummation of the Aerial merger is conditioned upon, among other things, Aerial having received the opinion of Sidley & Austin, dated the effective time of the merger, stating that, on the basis of the facts, representations, and assumptions set forth in such opinion, the merger will constitute either a reorganization within the meaning of section 368(a) of the Internal Revenue Code, to which Aerial, VoiceStream Holdings and the VoiceStream subsidiary that is a party to the Aerial merger will each be a party within the meaning of section 368(b) of the Internal Revenue Code, or part of a transaction described in section 351(a) of the Internal Revenue Code.

     This opinion will be based in part on certificates to be provided by officers of Aerial and of VoiceStream Holdings and by certain large stockholders of Aerial, VoiceStream and, in such counsel's discretion, Omnipoint.

     Assuming that:

     - the Aerial merger is consummated in accordance with the terms of the Aerial reorganization agreement and as described in this joint proxy statement-prospectus;

     - the certificates referred to above will be received and will be true, correct and complete at the effective time of the Aerial merger; and

     - the assumptions set forth in the opinion referred to above will be true, correct and complete at the effective time of the Aerial merger,

it is the opinion of Sidley & Austin that, under current United States federal income tax law:

     - the Aerial merger will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code, to which Aerial, VoiceStream Holdings and the VoiceStream subsidiary that is a party to the Aerial merger will each be a party within the meaning of section 368(b) of the Internal Revenue Code; and

     - holders of Aerial common stock who do not elect to receive any cash in the Aerial merger will not recognize gain or loss solely as a result of the conversion of shares of Aerial common stock into shares of VoiceStream Holdings common stock in the merger, except with respect to cash, if any, received in lieu of fractional shares.

     This conclusion is based on the Internal Revenue Code, Treasury regulations promulgated thereunder, administrative rulings and practice, and judicial precedent, all as of the date hereof. All of these authorities are subject to change, possibly with retroactive effect. Any change in any of these authorities or failure to meet any of the conditions set forth above could alter the tax consequences to Aerial and Aerial's stockholders discussed herein. The parties will not request, and the Aerial merger is not conditioned upon, a ruling from the IRS as to any of the United States federal income tax consequences of the Aerial merger. As a result, there can be no assurance that the IRS will not disagree with or challenge any of the conclusions concerning the Aerial merger set forth in this discussion.

     Consistent with the Aerial merger qualifying as a reorganization described in section 368(a) of the Internal Revenue Code for United States federal income tax purposes:

     - each holder of Aerial common stock who does not elect to receive any cash in the Aerial merger will have an aggregate tax basis in the VoiceStream Holdings common stock received, including any fractional share of VoiceStream Holdings common stock for which cash is received, equal to his or her aggregate tax basis in the Aerial common stock surrendered;

     - the holding period of the VoiceStream Holdings common stock received in the Aerial merger by a holder of Aerial common stock will include the holding period of Aerial common stock that he or she surrendered in the Aerial merger; and

     - no gain or loss will be recognized by Aerial, VoiceStream Holdings, or the VoiceStream Holdings subsidiary which is a party to the Aerial merger as a result of the Aerial merger.

     A holder of Aerial common stock that elects to receive cash in the Aerial merger will recognize gain, if any, but not loss, except as discussed below, for United States federal income tax purposes. The amount of recognized gain will be the lesser of:

     - the excess of the fair market value of the VoiceStream Holdings common stock and cash received in the Aerial merger over the stockholder's tax basis in Aerial common stock surrendered in the merger; or

     - the amount of cash the stockholder receives pursuant to the election to receive cash.

This recognized gain will be capital gain and will be long-term capital gain if the stockholder has held the Aerial common stock exchanged for cash for more than one year at the effective time of the Aerial merger. The tax basis of the VoiceStream Holdings common stock received in the merger generally will equal the tax basis of the Aerial common stock surrendered, decreased by the amount of cash received and increased by the amount of gain recognized. As in the case of an Aerial stockholder who does not elect to receive cash, the holding period of the VoiceStream Holdings common stock received will include the holding period of the Aerial common stock surrendered. Determinations of the amount of recognized gain, tax basis and holding period must be made separately for each block of Aerial common stock surrendered. For this purpose, all of the cash and VoiceStream Holdings common stock received will generally be allocated proportionately among the blocks of Aerial common stock surrendered.

     A holder of Aerial common stock that elects to receive only cash in the Aerial merger will generally recognize loss for United States federal income tax purposes, equal to the excess, if any, of the stockholder's tax basis in Aerial common stock surrendered in the merger over the amount of cash received. No loss will be recognized, however, if the Aerial stockholder elects to receive some VoiceStream Holdings common stock in addition to cash in the Aerial merger.

CONSEQUENCES OF THE AERIAL REORGANIZATION UNDER VOICESTREAM'S TAX SHARING AGREEMENT

     VoiceStream believes that the consequences of the Aerial reorganization under VoiceStream's Tax Sharing Agreement should be the same as set forth under the heading, "The Omnipoint Reorganization -- Consequences of the Omnipoint Reorganization Under VoiceStream's Tax Sharing Agreement," whether or not the Omnipoint reorganization has been previously consummated.

INTERESTS OF CERTAIN PERSONS IN THE AERIAL REORGANIZATION

VOICESTREAM AFFILIATED PERSONS

     In considering the recommendation of the VoiceStream board with respect to approval and adoption of the Aerial reorganization agreement, stockholders of VoiceStream should be aware that some directors and officers of VoiceStream have interests, set forth below, relating to the Aerial reorganization that are in addition to their interests as stockholders of VoiceStream.

     VOICESTREAM DIRECTORS

     Except for John L. Bunce, Jr., the current members of the VoiceStream board, John W. Stanton, Robert R. Stapleton, Donald Guthrie, Mitchell R. Cohen, Daniel J. Evans, Canning Fok, Jonathan M. Nelson, Terence M. O'Toole and Hans Snook, are expected to become members of the VoiceStream Holdings board upon the closing of the earlier of the Omnipoint reorganization or the Aerial reorganization. Mr. Bunce has advised the board that he will resign prior to the earlier of the closing of the Omnipoint reorganization and the closing of the Aerial reorganization.

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

     EQUITY BASED AWARDS

     If the VoiceStream merger takes place at the time of the Aerial reorganization, in accordance with the terms of the stock option plans maintained by VoiceStream, all awards of stock options outstanding at the time of the Aerial reorganization automatically will be converted into similar options exercisable for shares of VoiceStream Holdings common stock on a one-for-one basis. The vesting of these new VoiceStream Holdings options will not be accelerated as a result of the transactions described in the Aerial reorganization agreement.

AERIAL AFFILIATED PERSONS

     In considering the recommendation of the Aerial board with respect to the approval and adoption of the Aerial reorganization agreement, stockholders of Aerial should be aware that certain directors and officers of Aerial have interests, set forth below, relating to the Aerial reorganization that are in addition to their interests as stockholders of Aerial.

     The following identifies directors and executive officers of Aerial who may have an interest in the Aerial reorganization and, if applicable and practicable, a quantification of the benefit that could be deemed to be attributable to such person as a result of the Aerial reorganization, other than any interest arising solely from the ownership of securities of Aerial in which such person receives no extra or special benefit not shared on a pro rata basis with other Aerial stockholders.

                          TITLE OR OTHER                    NATURE OF                                 AMOUNT OF PERSON'S
                           RELATIONSHIP                INTEREST IN AERIAL              AMOUNT OF      POTENTIAL INTEREST
       PERSON               TO AERIAL                    REORGANIZATION               TRANSACTION       IN TRANSACTION
       ------             --------------               ------------------             -----------     ------------------
LeRoy T. Carlson, Jr.  Director and          Director and President of TDS; son of    $558,866,000(1)    $11,912,000(2)
                       Chairman of Aerial    LeRoy T. Carlson and brother of Walter
                                             C.D. Carlson; trustee and beneficiary
                                             of voting trust which controls TDS;
                                             beneficial owner of TDS common stock
LeRoy T. Carlson       Director of Aerial    Director and Chairman of TDS; father of  $558,866,000(1)    $10,150,000(2)
                                             LeRoy T. Carlson, Jr. and Walter C.D.
                                             Carlson; beneficiary of voting trust
                                             which controls TDS; beneficial owner of
                                             TDS common stock
Walter C.D. Carlson    Director of Aerial    Director of TDS; son of LeRoy T.         $558,866,000(1)    $10,076,000(2)
                                             Carlson and brother of LeRoy T. Carlson
                                             Jr.; trustee and beneficiary of voting
                                             trust which controls TDS; beneficial
                                             owner of TDS common stock
Sandra L. Helton       Director of Aerial    Director and Executive Vice President-   $558,866,000(1)    $   357,000(2)
                                             Finance and Chief Financial Officer of
                                             TDS; beneficial owner of TDS common
                                             stock
Rudolph E. Hornacek    Director of Aerial    Vice President-Engineering of TDS;       $558,866,000(1)    $   474,000(2)
                                             beneficial owner of TDS common stock
James Barr III         Director of Aerial    Director of TDS and Director and         $558,866,000(1)    $   220,000(2)
                                             President of TDS Telecommunications
                                             Corporation, a wholly-owned subsidiary
                                             of TDS; beneficial owner of TDS common
                                             stock
Matti Makkonen         Director of Aerial    Executive Vice President of Sonera;      $794,555,000(3)    $    11,000(4)
                                             beneficial owner of Sonera common stock
Pertti Miettunen       Director of Aerial    Senior Vice President of Sonera          $794,555,000(3)    $        --(4)
Donald W. Warkentin    Director and          Stock Options(5)                         $  4,531,000       $ 4,531,000
                       President of Aerial   Restricted Stock Units(6)                $  2,214,000       $ 2,214,000
                                             Severance Payment(7)                     $  1,086,000       $ 1,086,000
J. Clarke Smith        Director and Vice     Stock Options(5)                         $  2,070,000       $ 2,070,000
                       President-Finance     Restricted Stock Units(6)                $  1,328,000       $ 1,328,000
                       and Administration,   Severance Payment(7)                      $   488,000        $  488,000
                       Chief Financial
                       Officer and
                       Treasurer of Aerial

                          TITLE OR OTHER                    NATURE OF                                 AMOUNT OF PERSON'S
                           RELATIONSHIP                INTEREST IN AERIAL              AMOUNT OF      POTENTIAL INTEREST
       PERSON               TO AERIAL                    REORGANIZATION               TRANSACTION       IN TRANSACTION
       ------             --------------               ------------------             -----------     ------------------
David B. Lowry         Chief Technical       Stock Options(5)                         $    497,000       $   497,000
                       Officer of Aerial     Restricted Stock Units(6)                $  1,328,000       $ 1,328,000
                                             Severance Payment(7)                      $   486,000        $  486,000
Carol J. Ogren         Vice President-Human  Stock Options(5)                         $  1,456,000       $ 1,456,000
                       Resources             Restricted Stock Units(6)                 $   738,000        $  738,000
                                             Severance Payment(7)                      $   252,000        $  252,000
Gary F. Ballard        Vice President-Sales  Stock Options(5)                         $  2,082,000       $ 2,082,000
                                             Restricted Stock Units(6)                $  1,328,000       $ 1,328,000
                                             Severance Payment(7)                      $   389,000        $  389,000
B. Scott Dailey        Vice President-       Stock Options(5)                         $    681,000       $   681,000
                       Controller and        Restricted Stock Units(6)                 $   738,000        $  738,000
                       Assistant Secretary   Severance Payment(7)                      $   177,000        $  177,000

---------------

(1) TDS has an interest in the Aerial reorganization as a result of an arrangement pursuant to which TDS replaced $420 million of debt from Aerial with Aerial equity at a price of $22.00 per share of Aerial common stock. Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, and based on the exchange ratio of 0.455, the implied gain to TDS from such transaction is approximately $559 million. See "Agreements Relating to the Aerial Reorganization -- Debt Replacement Agreement."

(2) This amount is intended to represent the potential indirect interest of such person in the implied gain to TDS from the transaction described in footnote(1). Such person does not have any direct interest in or any legal right to receive any portion of the implied gain which may be realized by TDS. This amount was determined as the product of (a) the number of shares of common stock beneficially owned by such person in TDS and (b) the implied gain per share of TDS common stock. The implied gain per share of TDS common stock was determined by dividing the amount of the aggregate implied gain of $559 million by the number of outstanding shares of TDS common stock.

(3) Sonera has an interest in the Aerial reorganization as a result of two arrangements. In one arrangement with Aerial, Sonera invested $230 million in Aerial and an Aerial subsidiary at an equivalent price of $22.00 per share of Aerial common stock. Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, and based on the exchange ratio of 0.455, the implied gain to Sonera from such transaction is approximately $306 million. See "Arrangements Relating to the Aerial Reorganization -- Debt Replacement Agreement." In the other arrangement, VoiceStream agreed to permit Sonera to invest, at the closing of the Omnipoint reorganization, $500 million in VoiceStream Holdings common stock at a price of $57.00 per share. Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, the implied gain to Sonera from such transaction is approximately $489 million. See "The Omnipoint Reorganization -- $500 Million Sonera Investment in VoiceStream Holdings." The total implied gain from these two transactions is approximately $795 million.

(4) This amount is intended to represent the potential indirect interest of such person in the implied gain to Sonera from the transactions described in footnote(3). Such person does not have any direct interest in or any legal right to receive any portion of the implied gain which may be realized by Sonera. This amount was determined as the product of (a) the number of shares of common stock beneficially owned by such person in Sonera and (b) the implied gain per share of Sonera common stock. The implied gain per share of Sonera common stock was determined by dividing the amount of the aggregate implied gain of $795 million by the number of outstanding shares of Sonera common stock.

(5) Unvested options with respect to shares of Aerial common stock held by such persons will accelerate and become fully vested upon approval of the Aerial reorganization by Aerial stockholders. In the Aerial reorganization, all options with respect to shares of Aerial common stock held by such persons will be converted into substantially identical fully-vested options to acquire VoiceStream Holdings common stock based on the exchange ratio of 0.455. See "1996 Long-Term Incentive Plan" below. The dollar amount reported in the table represents the implied gain to such person as a result of Aerial options which will be converted into options for VoiceStream Holdings common stock, based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000.

(6) Unvested restricted stock units with respect to shares of Aerial common stock held by such persons will accelerate and become fully vested upon approval of the Aerial reorganization by Aerial stockholders. All restricted stock units will be paid out promptly after such stockholders meeting in cash or shares of Aerial common stock at the discretion of the chairman of Aerial. See "Retention Restricted Stock Unit Plan" below. The dollar amount reported in the table represents the implied gain to such person as a result of restricted stock units held by such person based on the last sale price of $49.19 for Aerial common stock on January 14, 2000.

(7) Such persons will be entitled to receive executive severance payments as a result of the closing of the Aerial reorganization. See "Executive Severance Payments" below.

     AERIAL DIRECTORS

     Certain directors of Aerial may be considered to have an interest in the Aerial reorganization and the related transactions as (1) directors and/or officers of TDS or its affiliates, (2) trustees or beneficiaries of the TDS voting trust, (3) officers of Aerial and/or (4) officers or representatives of Sonera.

     Directors of Aerial who are directors of TDS and/or officers of TDS or its affiliates (other than Aerial and its subsidiaries) are: LeRoy T. Carlson, director and Chairman of TDS; LeRoy T. Carlson, Jr., director, President and CEO of TDS; Sandra L. Helton, director and Executive Vice President-Finance of TDS; Walter C. D. Carlson, director of TDS; James Barr III, director of TDS and President of TDS Telecom; and Rudolph E. Hornacek, Vice President -- Engineering of TDS.

     TDS has an interest in the Aerial reorganization because TDS will receive a substantial number of shares of VoiceStream Holdings common stock in the Aerial reorganization. Taking into consideration the $420 million TDS debt replacement, TDS would receive 35,570,494 shares of VoiceStream Holdings common stock in the Aerial reorganization, representing approximately 16% of the shares of VoiceStream outstanding immediately following the Aerial reorganization, assuming the prior or concurrent completion of the Omnipoint reorganization. In addition, pursuant to the voting agreement to be entered into in connection with the Aerial reorganization, TDS will have the power to nominate at least one person for election as a director of VoiceStream Holdings. See "The VoiceStream Holdings Voting Agreement."

     TDS also has an interest in the Aerial reorganization pursuant to the transactions contemplated by the related transaction documents, including the $420 million TDS debt replacement.

     See also "Arrangements and Transactions between TDS and Aerial" below for other arrangements and transactions between TDS and Aerial which will be terminated, amended or entered into in connection with the Aerial reorganization agreement.

     LeRoy T. Carlson, Jr., a director and the President of TDS, a director and Chairman of Aerial and the son of LeRoy T. Carlson; and Walter C.D. Carlson, a director of TDS and Aerial and the son of LeRoy T. Carlson and the brother of LeRoy T. Carlson, Jr., are trustees and beneficiaries of the TDS voting trust. LeRoy T. Carlson, Chairman and a director of TDS and a director of Aerial, is a beneficiary of the TDS voting trust. Walter C.D. Carlson is a partner of the law firm of Sidley & Austin, which is counsel to TDS and which has advised TDS regarding the Aerial reorganization.

     The TDS voting trust and its trustees and beneficiaries have an interest in the Aerial reorganization because the TDS voting trust controls TDS, which has the interests described above.

     Directors of Aerial who are officers of Aerial or its affiliates are: LeRoy
T. Carlson, Jr., Chairman of Aerial; Don W. Warkentin; President of Aerial; and
J. Clarke Smith, Vice President -- Finance and Administration, and Treasurer and CFO of Aerial. See "Indemnification and Insurance" and "Equity Based Awards and Employment and Severance Agreements" below.

     Pertti Miettunen and Matti Makkonen are directors of Aerial who are representatives of Sonera. Sonera has an interest in the Aerial reorganization as explained under "Background of Events Leading to the Aerial Reorganization" and "Background of Events Relating to Sonera."

     You are urged to carefully study and consider the Aerial reorganization in light of the above interests.

     The Aerial board was aware of the above interests. As discussed under "Background of Events Leading to the Aerial Reorganization," in order to address such interests, the Aerial board created a transaction committee that included all directors other than the Sonera representatives and created a special committee that included only the directors who were not affiliated with TDS or Sonera.

     INDEMNIFICATION AND INSURANCE OF AERIAL DIRECTORS AND OFFICERS

     The Aerial reorganization agreement requires VoiceStream Holdings to cause Aerial to:

     - continue to indemnify all past and present officers and directors of Aerial to the same extent that they are currently indemnified; and,

     - for at least six years following the effective time of the Aerial reorganization, continue to carry directors' and officers' insurance covering the existing directors and officers of Aerial that is no less favorable with respect to the coverage and amount than that provided under Aerial's existing insurance as of the effective time of the Aerial reorganization agreement, except that Aerial will not be required to pay more than 200% of the last annual premium for such insurance coverage.

     EQUITY BASED AWARD AND EMPLOYMENT AND SEVERANCE AGREEMENTS

     1996 Long-Term Incentive Plan

     Under the terms of Aerial's 1996 long-term incentive plan, all outstanding options granted under this plan will become fully exercisable and vested upon a "change in control" of Aerial. In addition, upon a "change in control" Aerial may convert each outstanding option into a substitute option. The approval by Aerial stockholders of the Aerial reorganization will constitute a "change in control" under the 1996 long-term incentive plan. The Aerial reorganization agreement provides that each outstanding Aerial option will be converted into an option to purchase the number of shares of VoiceStream Holdings common stock determined by multiplying the number of Aerial Common Shares subject to the option by 0.455, at an exercise price equal to the exercise price of the Aerial option divided by 0.455. However, if the exchange ratio is revised pursuant to the Aerial reorganization agreement, this number will also change.

     Retention Restricted Stock Unit Plan

     Under the terms of the Aerial retention restricted stock unit plan, all outstanding stock unit awards granted under this plan will become fully vested upon a "change in control" of Aerial. The Aerial retention restricted stock unit plan provides that as of the date a participant's stock units become fully vested, the participant is entitled to receive a payment, in the form of cash or stock as determined by the chairman of Aerial, equal to (a) the closing price of one Aerial Common Share on the Nasdaq Stock Market multiplied by (b) the number of stock units awarded the participant. The approval by Aerial stockholders of the Aerial reorganization will constitute a "change in control" under the retention restricted stock unit plan and will cause all 431,000 restricted stock units to become fully vested. Assuming the "change in control" occurs, the amount payable to employees under the retention restricted stock unit plan will be calculated based on the fair market value of the Aerial Common Shares on the day that the Aerial reorganization agreement is approved by the Aerial stockholders in accordance with the terms of the retention restricted stock unit plan. Based on the market price of $49.19 per Aerial Common Share on January 14, 2000, the aggregate amount that would have been payable to employees under the retention restricted stock unit plan would be approximately $21.2 million. The decision on the form of payment has not been made.

     Executive Severance Agreements

     Aerial has entered into severance agreements with each of the executives identified below which provide that in the event that the executive terminates employment with Aerial within two years after a "change in control" other than by reason of a "nonqualifying termination", the executive will be entitled to receive a cash payment equal to the total of (1) the executive's salary through the date of his or her termination, if not yet paid, (2) the executive's prorated target bonus for the year in which

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

the "change in control" occurs, if not yet paid, and (3) an amount equal to the executive's highest annual base salary during the 12-month period prior to his or her termination of employment plus the executive's target bonus for the year in which the "change in control" occurs, multiplied by the base/bonus multiple next to the executive's name below. In addition to this cash payment, Aerial is required to continue all medical, accident, disability and life insurance policies in effect for the executive and his or her dependents under the same terms in effect immediately prior to his or her date of termination for the extended benefit period specified next to the executive's name below. Finally, the executive will be entitled to outplacement services not to exceed $12,000 in total cost. The total amount of payments to be paid to an executive under a severance agreement will be reduced to the extent such payments, when added with other payments to the executive, would exceed the maximum amount deductible by Aerial, as determined under section 280G of the Code.

                                  BASE/BONUS   1999 BASE SALARY/       ESTIMATED          EXTENDED
              NAME                 MULTIPLE      TARGET BONUS      SEVERANCE PAYMENT   BENEFIT PERIOD
              ----                ----------   -----------------   -----------------   --------------
D. Warkentin....................     2.25          $482,850           $1,086,413         27 months
C. Smith........................     1.5            325,605              488,408         18 months
D. Lowry........................     1.5            324,275              486,413         18 months
G. Ballard......................     1.5            259,000              388,500         18 months
C. Ogren........................     1.25           201,630              252,038         15 months
A. Fountaine....................     1.0            204,750              204,750         12 months
R. Rowe.........................     1.0            203,775              203,775         12 months
S. Dailey.......................     1.0            177,450              177,450         12 months
T. McDowell.....................     1.0            203,775              203,775         12 months
B. O'Connor.....................     1.0            203,775              203,775         12 months
D. Howe.........................     1.0            227,500              227,500         12 months
M. Guerrieri....................     1.0            195,000              195,000         12 months
E. Branham......................     1.0            188,500              188,500         12 months
                                                                      ----------
TOTAL...........................                                      $4,306,297
                                                                      ==========

     As indicated above, the estimated cost of the executive severance agreements is $4.3 million.

     The Aerial reorganization will constitute a "change in control" under the severance agreements. For purposes of the severance agreements, a "nonqualifying termination" means a termination of employment:

     - by Aerial for "cause";

     - by the executive for a reason other than "good reason";

     - by reason of the executive's death; or

     - by reason of the executive's disability.

"Cause" is defined as (1) a material breach by the executive of his or her duties which do not differ materially from the executive's duties during the 90-day period immediately before the "change in control" and which is willful, committed in bad faith or without the reasonable belief that such breach is in the best interest of Aerial and which is not remedied within a reasonable time,
(2) the commission by the executive of a felony involving moral turpitude, (3) the commission by the executive of theft, fraud, breach of trust or any act of dishonesty involving Aerial or an affiliate of Aerial, or (4) a significant violation by the executive of a duty of loyalty to Aerial or an affiliate of Aerial. "Good reason" is defined as (1) the assignment of the executive to a materially lower level of responsibility or status, (2) the failure to reelect the executive to any significant officer or directorship with Aerial, (3) a reduction in the executive's base salary or bonus opportunity (as in effect immediately before the "change in control"), (4) the requirement that the executive be based more

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

than 30 miles from the executive's office at the time of the "change in control" or the requirement that the executive increase his or her business travel by 20% or more than the executive's travel obligations immediately prior to the "change in control", (5) the failure by Aerial to continue the employee benefit plans or compensation plans in effect immediately prior to the "change in control" or to establish substantially comparable plans to such plans and the failure by Aerial to provide the executive with welfare benefits substantially similar to those provided to the executive immediately prior to the "change in control" or those provided to peers of the executive employed by Aerial or its affiliates, or (6) the failure by Aerial to obtain agreement from any successor to Aerial to assume to the severance agreement from Aerial.

     Special Retention Plan

     The Aerial board has approved the special retention plan under which certain designated manager-and director-level employees, in two separate categories, are eligible to receive certain specified benefits if they remain continuously employed by Aerial or an affiliate of Aerial after a "change in control". Under the terms of the special retention plan, a designated employee may receive the following benefits:

     - six-month retention bonus. If a designated employee remains employed by Aerial or an affiliate of Aerial for six months after a "change in control", the employee will receive a cash payment equal to one-half of an amount determined by multiplying the employee's annual base salary immediately before the "change in control" by either 75% for a director-level employee or 50% for a manager-level employee.

     - twelve-month retention bonus. If a designated employee remains employed by Aerial or an affiliate of Aerial for twelve months after a "change in control", the employee will receive a cash payment equal to one-half of an amount determined by multiplying the employee's annual base salary immediately before the "change in control" by either 75% for a director-level employee or 50% for a manager-level employee.

     - qualifying termination. If the employee is terminated by reason of a "qualifying termination" during the twelve-month period beginning on the "change in control" and the employee executes a general release, the employee will receive the six-month retention bonus and the twelve-month retention bonus to the extent such amounts have not already been paid to the employee. The employee will also be eligible to receive outplacement assistance services up to either $4,000 or $9,000, depending on the category of the employee.

     The Aerial reorganization will constitute a "change in control" under the special retention plan. For purposes of the special retention plan, a "qualifying termination" is a termination of the employee's employment for reasons other than:

     - by Aerial for "cause";

     - by Aerial by reason of the employee's disability;

     - the employee's death; or

     - termination of employment by the employee for any reason other than "good reason".

"Cause" is defined as (1) the refusal by the employee to perform his or her duties, other than by reason of physical or mental illness, that are not materially different from the employee's duties in the aggregate before the "change in control", (2) the commission by the employee of a felony involving moral turpitude, (3) the commission by the employee of theft, fraud, breach of trust or any act of dishonesty involving Aerial or an affiliate of Aerial, or
(4) a significant violation by the employee of a duty of loyalty to Aerial or an affiliate of Aerial. "Good reason" is defined as (1) the assignment of the employee to a materially lower level of responsibility or status, (2) a reduction in the employee's base salary or bonus opportunity, as in effect immediately before the "change in control", or (3) the

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

requirement that the employee be based more than 30 miles from the employee's office at the time of the "change in control" or the requirement that the employee increase his or her business travel by 20% or more than the employee's travel obligations immediately prior to the "change in control".

     The estimated cost of the special retention plan is $4.6 million.

     Special Severance Plan

     The Aerial board has approved the special severance plan under which full-time, non-seasonal employees who are not covered by a severance agreement or the special retention plan are eligible to receive a severance payment and outplacement assistance if they are terminated during the six-month period after a "change in control" by reason of a "qualifying termination". The amount of the severance payment will be determined by the employee's employment category, the employee's salary and the employee's years of service, up to a maximum of 26 weeks of the employee's salary.

     The Aerial reorganization will constitute a "change in control" under the special severance plan. For purposes of the special severance plan, a "qualifying termination" is a termination of the employee's employment for reasons other than:

     - by Aerial for "cause";

     - by Aerial by reason of the employee's disability;

     - the employee's death; or

     - termination of employment by the employee for any reason other than "good reason".

"Cause" is defined as (1) the refusal by the employee to perform his or her duties, other than by reason of physical or mental illness, that are not materially different from the employee's duties in the aggregate before the "change in control", (2) the commission by the employee of a felony involving moral turpitude, (3) the commission by the employee of theft, fraud, breach of trust or any act of dishonesty involving Aerial or an affiliate of Aerial, or
(4) a significant violation by the employee of a duty of loyalty to Aerial or an affiliate of Aerial. "Good reason" is defined as (1) a reduction in the employee's base salary or bonus opportunity, as in effect immediately before the "change in control", or (2) the requirement that the employee be based more than 30 miles from the employee's office at the time of the "change in control".

     The estimated cost of the special severance plan is $3.8 million.

     Non-Compete Agreements

     At the time of the completion of the Aerial reorganization, Aerial intends to enter into non-competition agreements with Donald Warkentin, President and CEO, and Gary Ballard, Vice President -- Sales of Aerial, pursuant to which Messrs. Warkentin and Ballard would agree not to compete with Aerial for a period of one year after the closing in consideration for an aggregate payment not to exceed $250,000.

ARRANGEMENTS AND TRANSACTIONS BETWEEN TDS AND AERIAL

     Currently, TDS owns all of the Aerial Series A Common Shares and approximately 60% of the Aerial Common Shares, representing approximately 82.1% of the Aerial common stock. By virtue of this ownership, TDS has the voting power to elect all of the directors of Aerial and has approximately 98% of the voting power in matters other than the election of directors. In addition, TDS has contractual and other relationships with Aerial as described below.

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

     Following the Aerial reorganization, Aerial will be a wholly-owned subsidiary of VoiceStream Holdings. However, TDS and Aerial have entered into, or will enter into, other arrangements to facilitate the Aerial Reorganization, as described below.

     AGREEMENTS RELATING TO THE AERIAL REORGANIZATION

     In contemplation of the Aerial reorganization, TDS and Aerial have entered or will enter into new arrangements. The following agreements have been negotiated among TDS, Aerial and VoiceStream.

     Employee Benefit Plans Separation Agreement

     The employee benefit plans separation agreement provides that (1) effective January 1, 2000, Aerial and its subsidiaries will establish, operate and maintain separate employee benefit programs and procedures, (2) subject to certain exceptions, TDS and Aerial will retain or assume any and all liabilities under various employee benefit plans and arrangements with respect to any person who, as of the time such liability was incurred, was an employee of TDS or Aerial, respectively and (3) Aerial will establish certain employee benefit plans corresponding to certain TDS employee benefit plans in which it participates and procedures will be established, in accordance with applicable fiduciary standards and laws, for the transfer of plan assets between the resulting plans of TDS and Aerial. Neither TDS nor Aerial is required to maintain any specific employee benefit plan and each such company may amend or terminate any employee benefit plan in accordance with its terms or applicable law.

     Transition Services Agreement

     After the Aerial reorganization, pursuant to a transition services agreement between TDS and Aerial, TDS will provide to Aerial and VoiceStream certain services and other benefits, including administrative and other services similar to those that were provided to Aerial by TDS prior to the Aerial reorganization. TDS will be compensated at rates negotiated between TDS and VoiceStream.

     Debt Replacement Agreement

     See "Agreements Relating to the Aerial Reorganization -- Debt Replacement Agreement."

     Amended and Restated Credit Agreement

     See "Agreements Relating to the Aerial Reorganization -- Amended and Restated Credit Agreement."

     CONTINUATION, AMENDMENT OR TERMINATION OF EXISTING AGREEMENTS BETWEEN TDS AND AERIAL

     The following paragraphs describe significant agreements that currently exist between Aerial and TDS, and indicate whether such agreements will be amended or terminated in connection with the Aerial reorganization. The amendment or termination of such agreements was negotiated among TDS, Aerial and VoiceStream and was approved by the Aerial special committee.

     Tax Allocation Agreement

     On September 8, 1998, Aerial, Aerial Operating Company and TDS entered into an amended and restated tax allocation agreement. Under the terms of this tax allocation agreement, Aerial and its subsidiaries agreed to continue to join in filing consolidated federal income tax returns with TDS and certain affiliates unless TDS's equity interest in Aerial falls below 80%. For tax years ended prior to January 1, 1996, TDS has reimbursed Aerial for the federal income tax savings reflected in the

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

financial statements of the TDS affiliated group resulting from the inclusion of Aerial and its subsidiaries in that group. TDS has also reimbursed Aerial with respect to certain post-December 31, 1995, obligations as described below.

     For tax years beginning after December 31, 1995, the tax allocation agreement provides that Aerial is required to pay to TDS an amount equal to the greater of the federal income tax liability of Aerial and its subsidiaries, calculated as if they were a separate affiliated group, or the tax obtained by applying the average federal income tax rate of the TDS affiliated group to the taxable income of Aerial and its subsidiaries, calculated as if they were a separate affiliated group. Under the tax allocation agreement, Aerial is compensated, by an offset to amounts Aerial would otherwise be required to pay to TDS for federal income taxes, for TDS's use of tax benefits at such time as Aerial and its subsidiaries could utilize such benefits as a separate affiliated group.

     The tax allocation agreement states that, if Aerial and its subsidiaries cease to be members of the TDS affiliated group and, for a subsequent year, Aerial and its subsidiaries are required to pay a greater amount of federal income tax than they would have paid if they had not been members of the TDS affiliated group after December 31, 1995, TDS will reimburse Aerial for the excess amount of tax, without interest. In determining the amount of reimbursement, the tax allocation agreement states that any profits or losses from new business activities acquired by Aerial or its subsidiaries after Aerial leaves the TDS affiliated group will be disregarded. In addition, the tax allocation agreement states that reimbursement will not be required if at any time in the future Aerial becomes a member of another affiliated group in which Aerial is not the common parent or fewer than 500,000 Series A Common Shares are outstanding. The tax allocation agreement also states that reimbursement will not be required on account of the income of any subsidiary of Aerial if more than 50% of the voting power or assets of such subsidiary is held by a person or group other than a person or group owning more than 50% of the voting power of TDS.

     Under the tax allocation agreement, rules similar to those described above apply to any state or local franchise or income tax liabilities to which TDS and Aerial and its subsidiaries are subject and which are required to be determined on a unitary, combined or consolidated basis.

     On March 12, 1999, Aerial and TDS entered into a tax settlement agreement pursuant to which TDS made a payment to Aerial of $114.5 million on March 15, 1999. This payment represents a settlement of amounts that were anticipated to be due from TDS to Aerial in the future under the tax allocation agreement due to the use of Aerial losses by the TDS affiliated group for all periods ending on or before December 31, 1999. The March 15, 1999, tax settlement payment to Aerial was used to repay a portion of the existing Aerial Operating Company indebtedness to TDS under the TDS revolving credit agreement, which facilitates Aerial's interim financing plans. See "Revolving Credit Agreement." TDS currently anticipates that it will owe to Aerial an additional amount of approximately $21 million plus interest as a result of adjustments provided for in the tax settlement agreement. In addition, Aerial has made a claim in the amount of approximately $4.9 million dollars under the tax settlement agreement on the grounds that the tax settlement agreement contains an error in the application of the tax law. TDS disputes this claim. Under the Aerial reorganization agreement, this claim will be withdrawn by Aerial at the closing of the Aerial reorganization.

     It is currently anticipated that Aerial will continue to be included in the TDS affiliated group filing consolidated federal income tax returns of TDS through and including the date of the Aerial reorganization. After the Aerial reorganization, Aerial will no longer be a member of the TDS affiliated group. In connection with the Aerial reorganization, the tax allocation agreement will be terminated on the effective date of the Aerial reorganization. The tax settlement agreement will continue in full force and effect in accordance with its terms after the Aerial reorganization.

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

     Intercompany Agreement

     TDS and Aerial are parties to an intercompany agreement relating to certain services, transactions and relationships between TDS and Aerial. The intercompany agreement will be terminated in connection with the Aerial reorganization. However, many of the services currently provided under the existing intercompany agreement will continue on a transitional basis following the Aerial reorganization pursuant to the transition services agreement.

     Cash Management Agreement

     Aerial is a party to a cash management agreement with TDS pursuant to which Aerial deposits its excess cash with TDS for investment under TDS's cash management programs. The cash management agreement will be terminated in connection with the Aerial reorganization.

     Insurance Cost Sharing Agreement

     Pursuant to an insurance cost sharing agreement between TDS and Aerial, Aerial and its subsidiaries, and their officers, directors and employees, are afforded coverage under certain insurance policies purchased by TDS. The insurance cost sharing agreement will be terminated in connection with the Aerial reorganization. Certain arrangements currently provided under the existing insurance cost sharing agreement will continue following the Aerial reorganization pursuant to the transition services agreement.

     Employee Benefit Plans Agreement

     TDS and Aerial are parties to an employee benefit plans agreement relating to certain arrangements between TDS and Aerial with respect to employee benefits. The employee benefit plans agreement will be terminated in connection with the Aerial reorganization. To the extent necessary, the arrangements under the existing employee benefit plans agreement have been addressed in the employee benefit plans separation agreement.

     Exchange Agreement

     Aerial and TDS are parties to an exchange agreement. The exchange agreement grants TDS certain rights to subscribe to any issuance of Aerial Common Shares or other securities of Aerial. The exchange agreement also restricts the circumstances under which Aerial is entitled to claim that an opportunity, transaction, agreement or other arrangement to which TDS or any person in which TDS, or any person in which TDS has or acquires a financial interest, is or shall become a party, should be the property of Aerial or its subsidiaries. In addition, the exchange agreement provides that TDS or one of its affiliates, other than Aerial, may acquire an FCC license to provide PCS services or acquire control of any entity which has such a license, but that TDS is obligated to offer to Aerial the opportunity to negotiate regarding the purchase by Aerial or one of its subsidiaries of such license or business entity if the relevant FCC license is for (1) an MTA or (2) a BTA which is located, in whole or in part, in an MTA in which Aerial or one of its subsidiaries has a direct or indirect interest. In addition, the exchange agreement gives Aerial a right of negotiation with respect to any PCS interest which any other TDS entity desires to sell.

     In connection with the Aerial reorganization, the exchange agreement will be terminated and cease to be of any effect.

     Registration Rights Agreement

     Under a registration rights agreement, Aerial has agreed, upon the request of TDS, to file one or more registration statements in order to permit TDS to offer and sell any debt or equity securities of

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

Aerial that TDS may hold at any time. This registration rights agreement will be terminated in connection with the Aerial reorganization.

     Revolving Credit Agreement

     All of the outstanding financial obligations of Aerial and its subsidiaries to TDS are incorporated under the revolving credit agreement between TDS and Aerial Operating Company, as amended. Under the TDS revolving credit agreement, Aerial Operating Company may borrow up to a maximum amount from TDS, which amount is reduced by the amount of certain financing obtained by Aerial Operating Company or Aerial, including the amount of any borrowings under the Nokia credit agreement.

     As of September 30, 1999, the maximum commitment under the TDS revolving credit agreement was $775 million and the amount available for borrowing by Aerial Operating Company under the TDS revolving credit agreement was approximately $81 million.

     On November 1, 1999, pursuant to the debt replacement agreement, $420 million of the amount outstanding under the TDS revolving credit agreement was replaced with equity and certain modifications were made to the TDS revolving credit agreement. As a result, the maximum commitment under the TDS revolving credit agreement was reduced from $775 million to $355 million. Also on November 1, 1999, Sonera invested an aggregate amount of $230 million in Aerial and Aerial Operating Company. The funds invested by Sonera were used to repay outstanding debt under the TDS revolving credit agreement and are available to be drawn down by Aerial Operating Company under the TDS revolving credit agreement between November 1, 1999, and the closing of the Aerial reorganization. See "The Aerial Reorganization -- Agreements Relating to the Aerial Reorganization -- Debt Replacement Agreement." Any debt outstanding under the TDS revolving credit agreement at the closing of the Aerial reorganization will continue to remain outstanding after the Aerial reorganization pursuant to an amended and restated TDS revolving credit agreement unless (1) the Omnipoint reorganization has been completed, (2) the anticipated $3.0 billion new credit facility currently under negotiation by VoiceStream has been completed and (3) VoiceStream is not obligated to purchase as a result of the Omnipoint reorganization certain outstanding Omnipoint debt. See "The Aerial Reorganization -- Agreements Relating to the Aerial Reorganization -- Amended and Restated Credit Agreement."

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

                     VOICESTREAM HOLDINGS VOTING AGREEMENT

     The principal stockholders of VoiceStream are parties to an existing agreement which governs the voting of its principal stockholders. At the time the Omnipoint reorganization agreement was entered into, the parties to the VoiceStream voting agreement, which were Hellman & Friedman, Goldman Sachs & Co., John W. Stanton, Providence Media Partners L.P. and Hutchison PCS (USA) and entities affiliated with each of them, and certain principal stockholders of Omnipoint, which were Allen & Co., MDCP, James J. Ross and entities affiliated with Douglas G. Smith, agreed to enter into a new voting agreement which would be effective on the closing of the Omnipoint reorganization and would apply to VoiceStream Holdings. As a result of the distribution by Hellman & Friedman and Providence Media Partners L.P. and entities affiliated with them of their shares of VoiceStream to the beneficial owners of these entities, neither Hellman & Friedman nor Providence Media Partners L.P. will be a party to the new voting agreement.

     Although the new VoiceStream Holdings voting agreement has not yet been entered into, it is anticipated that the new agreement will provide, assuming the Aerial reorganization has not been completed, that the parties thereto will agree to vote their shares of VoiceStream Holdings common stock for the election of a board consisting of 15 members, subject to adjustments, of the VoiceStream Holdings board designated as follows:

     - Mr. Stanton, as long as he is the chief executive officer of VoiceStream Holdings;

     - One member designated by Mr. Stanton, so long as he or entities affiliated with him beneficially owns at least 4,500,000 shares of VoiceStream Holdings common stock;

     - Four members designated by Hutchison PCS (USA) and its affiliated entities, which number of designees shall be subject to increases or decreases depending upon increases or reductions in Hutchison PCS (USA)'s percentage ownership of outstanding VoiceStream Holdings common stock, including shares of VoiceStream Holdings common stock issuable to the Hutchison PCS (USA) upon conversion of the Voice Stream Holdings 2.5% Convertible Junior Preferred Stock.

     - one member designated by the Goldman, Sachs & Co. and affiliated entities, so long as the Goldman Sachs entities beneficially own at least 4,500,000 shares of VoiceStream Holdings common stock;

     - four members who were on the Omnipoint board prior to the Omnipoint reorganization and who are selected by Omnipoint to serve during the period from the closing of the Omnipoint reorganization until and including the second annual meeting of stockholders of VoiceStream Holdings taking place after the closing of the Omnipoint reorganization; and

     - the remaining members of the board to be selected by a majority of the persons selected as described above.

     At the time the Aerial reorganization agreement was entered into, the parties to the VoiceStream voting agreement and TDS agreed to enter into an agreement which would be effective on the closing of the Aerial reorganization and would apply to VoiceStream Holdings. This agreement will provide that the parties thereto will agree to vote their shares of VoiceStream Holdings common stock for a board constituted as described above, with an additional member to be designated by TDS so long as TDS owns at least 4,500,000 shares of VoiceStream Holdings common stock; however, if TDS owns more than 9,800,000 shares of VoiceStream Holdings common stock and Sonera owns less than 4,500,000 shares of VoiceStream Holdings common stock, TDS will be entitled to designate two additional members. This agreement would not cover, and TDS would not be required to vote in favor of, the four Omnipoint designees as directors unless the Omnipoint principal stockholders described above agree to enter into this agreement and the Omnipoint reorganization has been completed.

     At the time the stock purchase agreement for the $500 million Sonera investment in VoiceStream Holdings was entered into, the parties to the VoiceStream voting agreement and Sonera agreed to enter into an agreement which would be effective on the closing of the Omnipoint reorganization and would apply to VoiceStream Holdings. This agreement will provide that the parties thereto will agree to vote their shares of VoiceStream Holdings common stock for a board constituted as described above, with an additional member to be designated by Sonera, so long as Sonera owns at least 4,500,000 shares of VoiceStream Holdings common stock; however, if Sonera owns more than 9,800,000 shares of VoiceStream Holdings common stock and TDS owns less than 4,500,000 shares of VoiceStream Holdings common stock, Sonera will be entitled to designate two additional members. This agreement would not cover, and Sonera would not be required to vote in favor of, the four Omnipoint designees as directors unless the Omnipoint principal stockholders described above agree to enter into this agreement.

     The parties to the VoiceStream voting agreement, TDS and Sonera have also agreed to use reasonable efforts to include in one voting agreement among all of the parties all of the above described rights and obligations; however, if all the parties do not so agree to enter into one voting agreement, there will be separate voting agreements as described above between the parties to the VoiceStream voting agreement, on the one hand, and each of Sonera, TDS and the principal stockholders of Omnipoint, on the other hand.

     Prior to the Omnipoint reorganization, in connection with their acquisition of shares of Omnipoint Series A Preferred, under certain circumstances, VoiceStream and Hutchison PCS (USA) will have the right to jointly designate one person to serve on the Omnipoint board of directors. This right is exercisable only if they beneficially own at least 7 1/2% of Omnipoint's outstanding equity securities and they have converted the Omnipoint Series A Preferred Stock owned by them into Omnipoint common stock.

                                THE INVESTMENTS

HUTCHISON INVESTMENTS

     At the same time that we entered into the Omnipoint reorganization agreement, Hutchison Telecommunications, Hutchison PCS (USA) and VoiceStream Holdings entered into agreements providing for the $957 million Hutchison investments. In the $957 million Hutchison investments, Hutchison PCS (USA) agreed to purchase shares of VoiceStream Holdings common stock for a purchase price of $29.00 per share and shares of VoiceStream Holdings 2.5% Convertible Junior Preferred Stock, for a purchase price of $100,000 per share. The total purchase price of the VoiceStream Holdings common stock and the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock will be $957 million, consisting of $807 million in cash and $150 million in shares of Omnipoint Series A Preferred Stock purchased by Hutchison PCS (USA) from Omnipoint under a securities purchase agreement. The Omnipoint Series A Preferred Stock, and all shares of Omnipoint common stock obtained prior to the Omnipoint reorganization on conversion of the Omnipoint Series A Preferred Stock, will be exchanged at the closing of the Omnipoint reorganization for VoiceStream Holdings common stock at a conversion price of $29.00 per share. Hutchison PCS (USA) has the right to determine the allocation between VoiceStream Holdings common stock and VoiceStream Holdings 2.5% Convertible Junior Preferred Stock that it will hold so long as it holds at least 18.6% of the total number of outstanding shares of VoiceStream Holdings common stock immediately after the closing of the Omnipoint reorganization. The VoiceStream Holdings 2.5% Convertible Junior Preferred Stock is convertible at any time by Hutchison PCS (USA) at $29.00 a share.

     VoiceStream Holdings entered into the $957 million Hutchison investments because it believed that in order to successfully merge with Omnipoint, which was and remains substantially leveraged, VoiceStream Holdings would need additional equity. If the entire $957 million is used to purchase, or is converted into, VoiceStream Holdings common stock, at the completion of the Omnipoint reorganization, the total number of shares of VoiceStream Holdings common stock purchased as part of the $957 million Hutchison investments will be 33 million shares. After giving effect to the Omnipoint reorganization, the Aerial reorganization, the $957 million Hutchison investments and the $500 million Sonera investment in VoiceStream Holdings, Hutchison PCS (USA) would own 55,899,252 shares (approximately 23%) of VoiceStream Holdings common stock. The consummation of the purchases will take place in connection with the completion of the Omnipoint reorganization.

     The VoiceStream Holdings 2.5% Convertible Junior Preferred Stock has no voting rights, ranks senior to the VoiceStream Holdings common stock but junior to any other series or class of VoiceStream Holdings preferred stock which may be issued, provides for a 2.5% cumulative dividend payable at maturity (40 years from the date of issuance), and may not be redeemed by VoiceStream Holdings (other than a mandatory redemption from a holder whose ownership of these shares may result in the loss of a license or franchise from any governmental agency). The holders of VoiceStream Holdings 2.5% Convertible Junior Preferred Stock cannot require VoiceStream Holdings to redeem these shares prior to maturity. Upon conversion of the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock any cumulative dividend outstanding on the shares so converted will be canceled. Upon a change of control of VoiceStream Holdings, VoiceStream Holdings has the right to require the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock to be converted into VoiceStream Holdings common stock.

     Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such investment has an implied value of $3.7 billion, resulting in an implied unrealized gain to Hutchison PCS (USA) of $2.8 billion if the Omnipoint reorganization were to have been completed on that date. This unrealized gain is due to an increase in the market price of VoiceStream common stock since the time that the pricing of the transaction was negotiated.

$500 MILLION SONERA INVESTMENT

     On September 17, 1999, VoiceStream Holdings and Sonera entered into an agreement providing for the $500 million Sonera investment. In the $500 million Sonera investment, Sonera agreed to purchase at the closing of the Omnipoint reorganization 8,771,930 shares of VoiceStream Holdings common stock for an aggregate consideration of $500 million, at $57.00 per share. The $500 million Sonera investment is desirable to us in light of the fact that Omnipoint is substantially leveraged, and the $500 million Sonera investment will provide us with additional capital. Based on the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such investment has an implied value of approximately $989 million, resulting in an unrealized gain to Sonera of approximately $489 million if the Omnipoint reorganization were to have been completed on that date. This unrealized gain is due primarily to an increase in the market price of VoiceStream common stock since the time that the pricing of such investment was negotiated.

$230 MILLION SONERA INVESTMENT

     As of September 17, 1999, TDS, Aerial, Aerial Operating Company and Sonera entered into the settlement agreement and release providing for an investment by Sonera in Aerial and Aerial Operating Company. In this transaction, on November 1, 1999, Sonera invested an aggregate of $230 million in Aerial and Aerial Operating Company at an equivalent price of $22.00 per share of Aerial common stock. In this transaction, (1) Aerial issued to Sonera 3,409,091 Aerial Common Shares in consideration for $75 million, and (2) Aerial Operating Company issued to Sonera 1,046,999 shares of Aerial Operating Company common stock in consideration for $155 million. Immediately prior to the Aerial reorganization, such 1,046,999 shares of Aerial Operating Company common stock will be exchanged for 7,045,455 Aerial Common Shares. As a result, Sonera effectively acquired an aggregate of 10,454,546 Aerial Common Shares pursuant to the agreements entered into on September 17, 1999. Based on the exchange ratio of 0.455 and the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such 10,454,546 Aerial Common Shares have an implied value of approximately $536 million, resulting in an unrealized gain to Sonera of approximately $306 million. This unrealized gain is due primarily to an increase in the market price of VoiceStream common stock since the time that the pricing of such investment was negotiated. See "Agreements Relating to the Aerial
Reorganization -- Debt Replacement Agreement" and "Sonera Settlement Agreement and Release."

$420 MILLION TDS DEBT REPLACEMENT

     As of September 17, 1999, TDS, Aerial, Aerial Operating Company, VoiceStream and VoiceStream Holdings entered into the debt replacement agreement and TDS, Aerial, Aerial Operating Company and Sonera entered into the settlement agreement and release, providing for the replacement of debt with equity. In this transaction, on November 1, 1999, TDS replaced $420 million of debt owed by Aerial Operating Company to TDS under the TDS revolving credit agreement with Aerial equity at a price of $22.00 per share of Aerial common stock. In this transaction, Aerial issued to TDS an aggregate of 19,090,909 shares of Aerial common stock in consideration for the assignment by TDS to Aerial of $420 million of debt under the TDS revolving credit agreement. Based on the exchange ratio of 0.455 and the last sale price of $112.69 for VoiceStream common stock on January 14, 2000, such 19,090,909 shares of Aerial common stock have an implied value of approximately $979 million, resulting in an unrealized gain to TDS of approximately $559 million. This unrealized gain is due primarily to an increase in the market price of VoiceStream common stock since the time that the pricing of such transaction was negotiated. See "Agreements Relating to the Aerial Reorganization -- Debt Replacement Agreement" and "Sonera Settlement Agreement and Release."

                              REGULATORY APPROVAL

     The Communications Act and FCC rules require the FCC's prior approval of the transfer of control of Omnipoint's, VoiceStream's and Aerial's PCS licenses to VoiceStream Holdings, as well as the assignment of Omnipoint's C and F Block PCS licenses to the two new Cook Inlet entities. Qualcomm has filed a petition to deny transfer of Omnipoint's New York MTA PCS license to VoiceStream with the FCC.

     Completion of each of the reorganizations is conditioned, among other factors, upon grants of the requisite FCC consents becoming final. A "final" FCC order is one that has not been stayed and is no longer subject to review by the FCC or the courts because the statutory period for seeking such review has expired without any request for review or stay pending. Following the FCC's grants of consents to the transfers, there may be post-grant challenges by private parties or actions by the FCC or the courts that would delay or prevent finality. The boards of directors of the parties to each reorganization, in the exercise of their business judgment, without seeking stockholder approval, may waive finality as a condition of closing.

     The provisions of the Exon-Florio amendment to the Omnibus Trade and Competitiveness Act of 1988 empower the president of the United States to prohibit or suspend an acquisition of, or investment in, a United States company by a non-United States company if the president finds, after investigation, credible evidence that the non-United States company might take action that threatens to impair the national security of the United States and that provisions of existing law do not provide adequate and appropriate authority to protect the national security. Any determination that an investigation is called for must be made within 30 days of notice of the proposed transaction. If a determination is made, any investigation must be completed within 45 days of the determination and any decision to take action must be announced within 15 days of completion of the investigation. The Committee for Foreign Investment in the United States (CFIUS) is charged with reviewing certain investments by a non-United States company in a United States company, and to determine whether an investigation under the provisions of Exon-Florio should be conducted. VoiceStream has filed a voluntary notice under Exon-Florio requesting confirmation that the minority Hutchison investments in VoiceStream and VoiceStream Holdings do not raise concerns under the Exon-Florio amendment.

     On October 5, 1999, the Federal Bureau of Investigation and the Department of Justice filed a petition with the FCC seeking the deferral by the FCC of action on VoiceStream's applications for transfer of control of the Omnipoint FCC licenses pending execution of an agreement between VoiceStream Holdings and the FBI and DOJ to address national security concerns of such agencies. Negotiations with DOJ staff relating to this agreement have concluded, VoiceStream has signed the agreement, and final approval and signature by the FBI and DOJ could take several weeks.

     On December 23, 1999, the FCC granted Special Temporary Authority until January 31, 2000 to certain Omnipoint subsidiaries holding PCS licenses in BTAs within the Washington-Baltimore Major Trading Area to operate outside of their licensed frequency bands on 20 MHz of the 30 MHz of spectrum comprising PCS frequency Block A. A subsidiary of Sprint Corporation holds the Block A PCS license for the MTA and has consented to such out-of-band operation by the Omnipoint licensees for a period of six months on 20 MHz, and for a year thereafter on 10 MHz as part of the acquisition from Sprint of the Washington/Baltimore infrastructure equipment. VoiceStream has provided approximately $153 million to a joint venture entity with Omnipoint to purchase the network and for operating expenses and in return therefor VoiceStream will acquire a 75% ownership interest in that joint venture. The Omnipoint licensees have agreed to make available to the joint venture on a wholesale basis the PCS Block A spectrum authorized for use under the Special Temporary Authority during an 18 month transition period during which the Omnipoint licensees will clear their permanently authorized spectrum of incumbent microwave users. The Special Temporary Authority will, therefore, have to be extended, and there is no guarantee that the

FCC will grant such extensions. The Special Temporary Authority is conditioned, among other factors, upon a certification by the Omnipoint licensees that they will retain control of their authorized spectrum and upon the Omnipoint licensees and Sprint filing a request for a waiver concerning the out-of-band operations authorized by the Special Temporary Authority by January 7, 2000. There is no guarantee that the FCC will not terminate the Special Temporary Authority at any time, at its own discretion.

     On December 1 and 2, 1999, VoiceStream and Aerial filed applications requesting consent to the Aerial reorganization with the FCC. The applications were listed on public notice as accepted for filing on January 7, 2000. Such notice commenced a 30-day period in which interested parties may file comments or petitions to deny.

     Closing of each of the reorganizations will result in VoiceStream Holdings' attribution with spectrum in excess of the FCC's spectrum aggregation limits. Temporary waivers of such limits have been sought in connection with the respective reorganization applications and are expected to be acted upon at the time the FCC acts on such applications.

     We currently anticipate FCC action on all applications necessary for completion of the Omnipoint reorganization by the end of February 2000 and for completion of the Aerial reorganization by the end of April 2000.

                             FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements combine the historical consolidated balance sheets and statements of operations of VoiceStream, Omnipoint and Aerial. These financial statements give effect to each of the Omnipoint reorganization and the Aerial reorganization using the purchase method of accounting for a business combination for both.

     To aid you in your analysis of the financial aspects of each of these reorganizations, both individually and combined, we have presented this set of pro forma condensed combined financial statements demonstrating first, the financial aspects of the Omnipoint reorganization on a stand-alone basis and then, adding in the effect of the Aerial reorganization to demonstrate the financial aspects of the combined reorganizations. We have also presented a set of pro forma condensed combined financial statements demonstrating the financial aspects of the Aerial reorganization on a stand-alone basis.

     We derived this information from the audited consolidated financial statements of VoiceStream, Omnipoint and Aerial for the year ended December 31, 1998 and from the unaudited consolidated financial statements of VoiceStream, Omnipoint and Aerial as of and for the nine months ended September 30, 1999. This information is only a summary and you should read it in conjunction with the historical financial statements and related notes contained in the annual reports of VoiceStream, Omnipoint and Aerial and other information that has been filed with the SEC and incorporated by reference. See "Where You Can Find More Information."

     The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998, assume each reorganization was effected on January 1, 1998. The unaudited pro forma condensed combined balance sheet as of September 30, 1999 gives effect to each reorganization as if it had occurred on September 30, 1999. The accounting policies of VoiceStream, Omnipoint and Aerial are substantially comparable. Certain reclassifications have been made to Omnipoint's and Aerial's historical presentation to conform to VoiceStream's presentation. These reclassifications do not materially impact Omnipoint's or Aerial's operations or financial position for the periods presented.

     We are providing the unaudited pro forma condensed combined financial information for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on the pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the reorganizations.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (OMNIPOINT REORGANIZATION ONLY AND OMNIPOINT REORGANIZATION AND AERIAL
                                REORGANIZATION)
                               SEPTEMBER 30, 1999
                                 (IN THOUSANDS)

                                                                              OMNIPOINT
                                                               COOK INLET   REORGANIZATION                VOICESTREAM
                                   VOICESTREAM    OMNIPOINT    ADJUSTMENT    ADJUSTMENTS                 AND OMNIPOINT     AERIAL
                                   -----------   -----------   ----------   --------------               -------------   ----------
                                     NOTE 1A       NOTE 1B       NOTE 2                                                   NOTE 1C
ASSETS
Current assets:
 Cash and cash equivalents......   $  798,796    $   416,687                  $ (529,991)    Note 3       $2,007,142     $   46,320
                                                                                  32,650     Note 3b
                                                                                 (18,000)    Note 3f
                                                                                 807,000     Note 4
                                                                                 500,000     Note 9
 Accounts receivable, net.......       75,931         64,089   $  (4,433)                                    135,587         31,139
 Inventory......................       21,011         49,593                                                  70,604          9,012
 Prepaid expenses and other
   current assets...............       12,887         14,430      (1,789)                                     25,528          4,105
                                   ----------    -----------   ---------      ----------                  ----------     ----------
     Total current assets.......      908,625        544,799      (6,222)        791,659                   2,238,861         90,576
                                   ----------    -----------   ---------      ----------                  ----------     ----------
Property and equipment, net.....      770,170      1,060,078    (164,707)                                  1,665,541        574,382
Licensing costs and other
 intangible assets, net.........      362,643        726,405    (225,499)      3,906,297     Note 3        4,769,846        324,807
Investment in and advances to
 unconsolidated affiliates......      252,364            999      67,859          39,099     Note 3g         210,321          2,455
                                                                                (150,000)    Note 5, 8
Other assets....................       14,110         26,492      (7,130)                                     33,472            277
                                   ----------    -----------   ---------      ----------                  ----------     ----------
                                   $2,307,912    $ 2,358,773   $(335,699)     $4,587,055                  $8,918,041     $  992,497
                                   ==========    ===========   =========      ==========                  ==========     ==========
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Current liabilities:
 Accounts payable...............   $   85,010    $   117,679   $  (4,586)                                 $  198,103     $   37,039
 Accrued liabilities............      100,033        158,333      (9,509)                                    248,857         29,746
 Current portion of long-term
   debt.........................                     141,572      (5,995)                                    135,577         82,372
                                   ----------    -----------   ---------                                  ----------     ----------
     Total current
       liabilities..............      185,043        417,584     (20,090)                                    582,537        149,157
                                   ----------    -----------   ---------                                  ----------     ----------
Long-term debt (Note 6).........    2,003,657      2,716,249    (315,609)                                  4,404,297        246,123
                                   ----------    -----------   ---------                                  ----------     ----------
Deferred tax liability, net.....                                                                                             18,027
                                                                                                                         ----------

Contingencies (See Notes)

VoiceStream Holdings Junior
 Preferred......................                                              $  633,000     Note 4          633,000
                                                                              ----------                  ----------

Shareholders' equity (deficit):
 Common stock and paid-in
   capital......................    1,054,911        311,353                   1,584,995     Note 3        4,236,185        984,490
                                                                                 770,000     Note 3e
                                                                                 150,000     Note 5, 8
                                                                                 174,000     Note 4
                                                                                (309,074)    Note 7
                                                                                 500,000     Note 9
 Series A Common Shares and
   paid-in capital..............                                                                                            324,331
 Omnipoint 7% Convertible
   Preferred....................                     291,880                    (291,880)    Note 3b
 Series A Preferred.............                     300,000                    (300,000)    Notes 5, 8
 Deferred compensation..........      (24,503)       (10,228)                     10,228     Note 7          (24,503)
 Notes receivable from
   shareholders.................                      (2,279)                                                 (2,279)
 Accumulated deficit............     (911,196)    (1,665,786)                  1,665,786     Note 7         (911,196)      (729,631)
                                   ----------    -----------   ---------      ----------                  ----------     ----------
     Total shareholders' equity
       (deficit)................      119,212       (775,060)                  3,954,055                   3,298,207        579,190
                                   ----------    -----------   ---------      ----------                  ----------     ----------
                                   $2,307,912    $ 2,358,773   $(335,699)     $4,587,055                  $8,918,041     $  992,497
                                   ==========    ===========   =========      ==========                  ==========     ==========

                                      AERIAL                  VOICESTREAM,
                                  REORGANIZATION              OMNIPOINT AND
                                   ADJUSTMENTS                   AERIAL
                                  --------------              -------------

ASSETS
Current assets:
 Cash and cash equivalents......   $   (82,372)    Note 12     $ 1,955,590
                                                   Note
                                       (15,500)    10g
 Accounts receivable, net.......                                   166,726
 Inventory......................                                    79,616
 Prepaid expenses and other
   current assets...............                                    29,633
                                   -----------                 -----------
     Total current assets.......       (97,872)                  2,231,565
                                   -----------                 -----------
Property and equipment, net.....                                 2,239,923
Licensing costs and other
 intangible assets, net.........     4,351,233     Note 10       9,445,886
Investment in and advances to
 unconsolidated affiliates......                                   212,776
Other assets....................                                    33,749
                                   -----------                 -----------
                                   $ 4,253,361                 $14,163,899
                                   ===========                 ===========
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Current liabilities:
 Accounts payable...............                               $   235,142
 Accrued liabilities............                                   278,603
 Current portion of long-term
   debt.........................   $   (82,372)    Note 12         135,577
                                   -----------                 -----------
     Total current
       liabilities..............       (82,372)                    649,322
                                   -----------                 -----------
Long-term debt (Note 6).........                                 4,650,420
                                                               -----------
Deferred tax liability, net.....                                    18,027
                                                               -----------
Contingencies (See Notes)
VoiceStream Holdings Junior
 Preferred......................                                   633,000
                                                               -----------
Shareholders' equity (deficit):
 Common stock and paid-in
   capital......................     4,871,923     Note 10       9,151,108
                                                   Note
                                        43,000     10f
                                      (984,490)    Note 11
 Series A Common Shares and
   paid-in capital..............      (324,331)    Note 11
 Omnipoint 7% Convertible
   Preferred....................
 Series A Preferred.............
 Deferred compensation..........                                   (24,503)
 Notes receivable from
   shareholders.................                                    (2,279)
 Accumulated deficit............       729,631     Note 11        (911,196)
                                   -----------                 -----------
     Total shareholders' equity
       (deficit)................     4,335,733                   8,213,130
                                   -----------                 -----------
                                   $ 4,253,361                 $14,163,899
                                   ===========                 ===========

      See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                    VOICESTREAM WIRELESS HOLDING CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (OMNIPOINT REORGANIZATION ONLY AND OMNIPOINT REORGANIZATION AND AERIAL
                                REORGANIZATION)
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         OMNIPOINT                VOICESTREAM
                                                        COOK INLET     REORGANIZATION                 AND
                             VOICESTREAM   OMNIPOINT    ADJUSTMENT      ADJUSTMENTS                OMNIPOINT     AERIAL
                             -----------   ---------   -------------   --------------             -----------   ---------
                               NOTE 1A      NOTE 1B       NOTE 2                                                 NOTE 1C
Revenues:
Subscriber revenues........   $ 245,209    $200,607      $(26,821)                                 $ 418,995    $ 139,974
 Roamer revenues...........       6,205      19,135        (2,075)                                    23,265        4,128
 Equipment revenues........      48,554      40,595        (5,519)                                    83,630       21,134
 License fees and
   engineering services....                   2,521                                                    2,521
                              ---------    ---------     --------                                  ---------    ---------
    Total revenues.........     299,968     262,858       (34,415)                                   528,411      165,236
                              ---------    ---------     --------                                  ---------    ---------
Operating expenses:
 Cost of service...........      62,375     103,881       (18,674)                                   147,582       50,303
 Cost of equipment sales...      93,904     114,286       (17,263)                                   190,927       39,671
 Cost of engineering
   services................                   1,831                                                    1,831
 Research and development..                   1,832                                                    1,832
 General and
   administrative..........      83,938     120,656        (5,273)                                   199,321       99,654
 Sales and marketing.......     134,689     114,422       (15,943)                                   233,168       54,742
 Depreciation and
   amortization............      96,280     143,360       (19,760)       $ 139,278    Note 13        359,158       66,681
 Stock based
   compensation............      53,935       5,478                                                   59,413
                              ---------    ---------     --------        ---------                 ---------    ---------
    Total operating
      expenses.............     525,121     605,746       (76,913)         139,278                 1,193,232      311,051
                              ---------    ---------     --------        ---------                 ---------    ---------
Operating loss.............    (225,153)   (342,888)       42,498         (139,278)                 (664,821)    (145,815)
                              ---------    ---------     --------        ---------                 ---------    ---------
Other income (expense):
 Interest and financing
   expense, net............     (66,402)   (192,639)       25,195            7,602    Note 1a       (226,244)     (16,040)
 Equity in net loss of
   unconsolidated                                                                     Notes 2,
   affiliates..............     (34,139)     (4,718)      (40,169)          (1,283)   14             (80,309)        (100)
 Interest income and other
   (expense), net..........      15,055       8,559           760                                     24,374       (2,625)
 Gain on sale of subsidiary
   stock...................                  37,120                                                   37,120
 Minority share of loss....                                                                                         5,381
                              ---------    ---------     --------        ---------                 ---------    ---------
    Total other income
      (expense)............     (85,486)   (151,678)      (14,214)           6,319                  (245,059)     (13,384)
                              ---------    ---------     --------        ---------                 ---------    ---------
    Loss before income
      taxes................    (310,639)   (494,566)       28,284         (132,959)                 (909,880)    (159,199)
Income tax benefit.........                                                                                       112,654
                              ---------    ---------     --------        ---------                 ---------    ---------
    Net (loss) income......   $(310,639)   $(494,566)    $ 28,284        $(132,959)                $(909,880)   $ (46,545)
                              =========    =========     ========        =========                 =========    =========

                                 AERIAL               VOICESTREAM
                             REORGANIZATION            OMNIPOINT
                              ADJUSTMENTS             AND AERIAL
                             --------------           -----------

Revenues:
Subscriber revenues........                           $   558,969
 Roamer revenues...........                                27,393
 Equipment revenues........                               104,764
 License fees and
   engineering services....                                 2,521
                                                      -----------
    Total revenues.........                               693,647
                                                      -----------
Operating expenses:
 Cost of service...........                               197,885
 Cost of equipment sales...                               230,598
 Cost of engineering
   services................                                 1,831
 Research and development..                                 1,832
 General and
   administrative..........                               298,975
 Sales and marketing.......                               287,910
 Depreciation and
   amortization............    $ 158,729    Note 13       584,568
 Stock based
   compensation............                                59,413
                               ---------              -----------
    Total operating
      expenses.............      158,729                1,663,012
                               ---------              -----------
Operating loss.............     (158,729)                (969,365)
                               ---------              -----------
Other income (expense):
 Interest and financing
   expense, net............                              (242,284)
 Equity in net loss of
   unconsolidated
   affiliates..............                               (80,409)
 Interest income and other
   (expense), net..........                                21,749
 Gain on sale of subsidiary
   stock...................                                37,120
 Minority share of loss....       (5,381)   Note 15
                               ---------              -----------
    Total other income
      (expense)............       (5,381)                (263,824)
                               ---------              -----------
    Loss before income
      taxes................     (164,110)              (1,233,189)
Income tax benefit.........                               112,654
                               ---------              -----------
    Net (loss) income......    $(164,110)             $(1,120,535)
                               =========              ===========

Pro forma loss per common share calculation (Note 16):
Net loss....................................................   $(909,880)                                        $(1,120,535)
 Preferred dividends attributable to VoiceStream Holdings
   Junior Preferred.........................................     (10,275)                                            (10,275)
                                                               ---------                                         -----------
 Net loss attributable to common shareholders...............   $(920,155)                                        $(1,130,810)
                                                               =========                                         ===========
 Weighted average common shares used in computing basic and
   diluted loss per common share............................     151,520                                             203,469
                                                               =========                                         ===========
 Basic and diluted loss per common share....................   $   (6.07)                                        $     (5.56)
                                                               =========                                         ===========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (OMNIPOINT REORGANIZATION ONLY AND OMNIPOINT REORGANIZATION AND AERIAL
                                REORGANIZATION)
                          YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              OMNIPOINT                  VOICESTREAM
                                                             COOK INLET     REORGANIZATION                   AND
                                VOICESTREAM    OMNIPOINT     ADJUSTMENT      ADJUSTMENTS                  OMNIPOINT      AERIAL
                                -----------   -----------   -------------   --------------               -----------   ----------
                                  NOTE 1A       NOTE 1B        NOTE 2                                                   NOTE 1C
Revenues:
Subscriber revenues...........   $ 123,966     $ 127,594      $(15,681)                                  $  235,879    $  121,160
 Roamer revenues..............       3,506         9,999          (500)                                      13,005         3,231
 Equipment revenues...........      40,490        26,616        (2,175)                                      64,931        31,514
 License fees and engineering
   services...................                     4,784                                                      4,784
                                 ---------     ---------      --------                                   -----------   ----------
     Total revenues...........     167,962       168,993       (18,356)                                     318,599       155,905
                                 ---------     ---------      --------                                   -----------   ----------
Operating expenses:
 Cost of service..............      50,978       120,634       (16,442)                                     155,170        57,396
 Cost of equipment sales......      77,071       100,074        (9,994)                                     167,151        87,715
 Cost of engineering
   services...................                     4,168                                                      4,168
 Research and development.....                    16,639                                                     16,639
 General and administrative...      75,343       128,031       (10,405)                                     192,969       139,458
 Sales and marketing..........      85,447       127,211       (19,300)                                     193,358        67,920
 Depreciation and
   amortization...............      83,767       129,043       (21,690)       $ 185,703      Note 13        376,823        83,401
                                 ---------     ---------      --------        ---------                  -----------   ----------
     Total operating
       expenses...............     372,606       625,800       (77,831)         185,703                   1,106,278       435,890
                                 ---------     ---------      --------        ---------                  -----------   ----------
Operating loss................    (204,644)     (456,807)       59,475         (185,703)                   (787,679)     (279,985)
                                 ---------     ---------      --------        ---------                  -----------   ----------
Other income (expense):
 Interest and financing
   expense, net...............     (47,258)     (187,187)       30,569           13,140      Note 1a       (190,736)      (18,010)
 Equity in net loss of
   unconsolidated                                                                            Notes 2,
   affiliates.................     (24,120)      (11,879)      (59,825)          (1,711)     14             (97,535)         (128)
 Interest income and other,
   net........................       8,616         3,206         1,264                                       13,086         1,324
 Minority share of loss.......                                                                                             23,620
                                 ---------     ---------      --------        ---------                  -----------   ----------
     Total other income
       (expense)..............     (62,762)     (195,860)      (27,992)          11,429                    (275,185)        6,806
                                 ---------     ---------      --------        ---------                  -----------   ----------
     Loss before income
       taxes..................    (267,406)     (652,667)       31,483         (174,274)                 (1,062,864)     (273,179)
Income tax expense............                                                                                             (2,579)
                                 ---------     ---------      --------        ---------                  -----------   ----------
       Net (loss) income......   $(267,406)    $(652,667)     $ 31,483        $(174,274)                 $(1,062,864)  $ (275,758)
                                 =========     =========      ========        =========                  ===========   ==========

                                    AERIAL                 VOICESTREAM,
                                REORGANIZATION              OMNIPOINT
                                 ADJUSTMENTS                AND AERIAL
                                --------------             ------------

Revenues:
Subscriber revenues...........                             $   357,039
 Roamer revenues..............                                  16,236
 Equipment revenues...........                                  96,445
 License fees and engineering
   services...................                                   4,784
                                                           -----------
     Total revenues...........                                 474,504
                                                           -----------
Operating expenses:
 Cost of service..............                                 212,566
 Cost of equipment sales......                                 254,866
 Cost of engineering
   services...................                                   4,168
 Research and development.....                                  16,639
 General and administrative...                                 332,427
 Sales and marketing..........                                 261,278
 Depreciation and
   amortization...............    $ 211,639      Note 13       671,863
                                  ---------                -----------
     Total operating
       expenses...............      211,639                  1,753,807
                                  ---------                -----------
Operating loss................     (211,639)                (1,279,303)
                                  ---------                -----------
Other income (expense):
 Interest and financing
   expense, net...............                                (208,746)
 Equity in net loss of
   unconsolidated
   affiliates.................                                 (97,663)
 Interest income and other,
   net........................                                  14,410
 Minority share of loss.......      (23,620)     Note 15
                                  ---------                -----------
     Total other income
       (expense)..............      (23,620)                  (291,999)
                                  ---------                -----------
     Loss before income
       taxes..................     (235,259)                (1,571,302)
Income tax expense............                                  (2,579)
                                  ---------                -----------
       Net (loss) income......    $(235,259)               $(1,573,881)
                                  =========                ===========

Pro forma loss per common share calculation (Note 16):
Net loss....................................................  $(1,062,864)                                          $(1,573,881)
 Preferred dividends attributable to VoiceStream Holdings
   Junior Preferred.........................................     (13,700)                                               (13,700)
                                                              -----------                                           -----------
 Net loss attributable to common shareholders...............  $(1,076,564)                                          $(1,587,581)
                                                              ===========                                           ===========
 Weighted average common shares used in computing basic and
   diluted loss per common share............................     147,042                                                198,991
                                                              ===========                                           ===========
 Basic and diluted loss per common share....................  $    (7.32)                                           $     (7.98)
                                                              ===========                                           ===========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          (AERIAL REORGANIZATION ONLY)
                               SEPTEMBER 30, 1999
                                 (IN THOUSANDS)

                                                                    AERIAL
                                                                REORGANIZATION             VOICESTREAM
                                     VOICESTREAM     AERIAL      ADJUSTMENTS               AND AERIAL
                                     -----------   ----------   --------------             -----------
                                       NOTE 1A      NOTE 1C
ASSETS
Current assets:
  Cash and cash equivalents........  $  798,796    $   46,320     $  (82,372)    Note 12   $  747,244
                                                                     (15,500)    Note 10g
  Accounts receivable, net.........      75,931        31,139                                 107,070
  Inventory........................      21,011         9,012                                  30,023
  Prepaid expenses and other
     current assets................      12,887         4,105                                  16,992
                                     ----------    ----------     ----------               ----------
          Total current assets.....     908,625        90,576        (97,872)                 901,329
                                     ----------    ----------     ----------               ----------
Property and equipment, net........     770,170       574,382                               1,344,552
Licensing costs and other
  intangible assets, net...........     362,643       324,807      4,351,233     Note 10    5,038,683
Investment in and advances to
  unconsolidated affiliates........     252,364         2,455                                 254,819
Other assets.......................      14,110           277                                  14,387
                                     ----------    ----------     ----------               ----------
                                     $2,307,912    $  992,497     $4,253,361               $7,553,770
                                     ==========    ==========     ==========               ==========

LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable.................  $   85,010    $   37,039                              $  122,049
  Accrued liabilities..............     100,033        29,746                                 129,779
  Current portion of long-term
     debt..........................                    82,372     $  (82,372)    Note 12
                                     ----------    ----------     ----------               ----------
          Total current
            liabilities............     185,043       149,157        (82,372)                 251,828
                                     ----------    ----------     ----------               ----------
Long-term debt (Note 6)............   2,003,657       246,123                               2,249,780
                                     ----------    ----------                              ----------
Deferred tax liability, net........                    18,027                                  18,027
                                                   ----------                              ----------

Contingencies (See Notes)
Shareholders' equity:
  Common stock and paid-in
     capital.......................   1,054,911       984,490      4,871,923     Note 10    5,969,834
                                                                      43,000     Note 10f
                                                                    (984,490)    Note 11
  Series A Common Shares and
     paid-in capital...............                   324,331       (324,331)    Note 11
  Deferred compensation............     (24,503)                                              (24,503)
  Accumulated deficit..............    (911,196)     (729,631)       729,631     Note 11     (911,196)
                                     ----------    ----------     ----------               ----------
          Total shareholders'
            equity.................     119,212       579,190      4,335,733                5,034,135
                                     ----------    ----------     ----------               ----------
                                     $2,307,912    $  992,497     $4,253,361               $7,553,770
                                     ==========    ==========     ==========               ==========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          (AERIAL REORGANIZATION ONLY)
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  AERIAL
                                                              REORGANIZATION              VOICESTREAM
                                    VOICESTREAM    AERIAL      ADJUSTMENTS                AND AERIAL
                                    -----------   ---------   --------------              -----------
                                      NOTE 1A      NOTE 1C
Revenues:
Subscriber revenues...............   $ 245,209    $ 139,974                                $ 385,183
  Roamer revenues.................       6,205        4,128                                   10,333
  Equipment revenues..............      48,554       21,134                                   69,688
                                     ---------    ---------                                ---------
          Total revenues..........     299,968      165,236                                  465,204
                                     ---------    ---------                                ---------
Operating expenses:
  Cost of service.................      62,375       50,303                                  112,678
  Cost of equipment sales.........      93,904       39,671                                  133,575
  General and administrative......      83,938       99,654                                  183,592
  Sales and marketing.............     134,689       54,742                                  189,431
  Depreciation and amortization...      96,280       66,681     $ 158,729       Note 13      321,690
  Stock based compensation........      53,935                                                53,935
                                     ---------    ---------     ---------                  ---------
          Total operating
             expenses.............     525,121      311,051       158,729                    994,901
                                     ---------    ---------     ---------                  ---------
Operating loss....................    (225,153)    (145,815)     (158,729)                  (529,697)
                                     ---------    ---------     ---------                  ---------
Other income (expense):
  Interest and financing expense,
     net..........................     (66,402)     (16,040)                                 (82,442)
  Equity in net loss of
     unconsolidated affiliates....     (34,139)        (100)                                 (34,239)
  Interest income and other
     (expense), net...............      15,055       (2,625)                                  12,430
  Minority share of loss..........                    5,381        (5,381)      Note 15
                                     ---------    ---------     ---------                  ---------
          Total other income
             (expense)............     (85,486)     (13,384)       (5,381)                  (104,251)
                                     ---------    ---------     ---------                  ---------
          Loss before income
             taxes................    (310,639)    (159,199)     (164,110)                  (633,948)
Income tax benefit................                  112,654                                  112,654
                                     ---------    ---------     ---------                  ---------
          Net (loss) income.......   $(310,639)   $ (46,545)    $(164,110)                 $(521,294)
                                     =========    =========     =========                  =========

Pro forma loss per common share calculation (Note 16):
Net loss attributable to common shareholders................  $(521,294)
                                                              =========
Weighted average common shares used in computing basic and
  diluted loss per common
  share.....................................................    147,544
                                                              =========
Basic and diluted loss per common share.....................  $   (3.53)
                                                              =========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          (AERIAL REORGANIZATION ONLY)
                          YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      AERIAL
                                                                  REORGANIZATION                    VOICESTREAM
                                       VOICESTREAM     AERIAL      ADJUSTMENTS                      AND AERIAL
                                       -----------   ----------   --------------                    -----------
                                         NOTE 1A      NOTE 1C
Revenues:
  Subscriber revenues................   $ 123,966    $ 121,160                                       $ 245,126
  Roamer revenues....................       3,506        3,231                                           6,737
  Equipment revenues.................      40,490       31,514                                          72,004
                                        ---------    ---------                                       ---------
          Total revenues.............     167,962      155,905                                         323,867
                                        ---------    ---------                                       ---------
Operating expenses:
  Cost of services...................      50,978       57,396                                         108,374
  Cost of equipment sales............      77,071       87,715                                         164,786
  General and administrative.........      75,343      139,458                                         214,801
  Sales and marketing................      85,447       67,920                                         153,367
  Depreciation and amortization......      83,767       83,401      $ 211,639          Note 13         378,807
                                        ---------    ---------      ---------                        ---------
          Total operating expenses...     372,606      435,890        211,639                        1,020,135
                                        ---------    ---------      ---------                        ---------
Operating loss.......................    (204,644)    (279,985)      (211,639)                        (696,268)
                                        ---------    ---------      ---------                        ---------
Other income (expense):
  Interest and financing expense,
     net.............................     (47,258)     (18,010)                                        (65,268)
  Equity in net loss of
     unconsolidated affiliates.......     (24,120)        (128)                                        (24,248)
  Interest income and other, net.....       8,616        1,324                                           9,940
  Minority share of loss.............                   23,620        (23,620)         Note 15
                                        ---------    ---------      ---------                        ---------
          Total other income
             (expense)...............     (62,762)       6,806        (23,620)                         (79,576)
                                        ---------    ---------      ---------                        ---------
          Loss before income taxes...    (267,406)    (273,179)      (235,259)                        (775,844)
Income tax expense...................                   (2,579)                                         (2,579)
                                        ---------    ---------      ---------                        ---------
          Net loss...................   $(267,406)   $(275,758)     $(235,259)                       $(778,423)
                                        =========    =========      =========                        =========

Pro forma loss per common share calculation (Note 16):
Net loss attributable to common shareholders................   $(778,423)
                                                               =========
Weighted average common shares used in computing basic and
  diluted loss per common share.............................     144,336
                                                               =========
Basic and diluted loss per common share.....................   $   (5.39)
                                                               =========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

DESCRIPTION OF PRO FORMA REORGANIZATION TRANSACTIONS:

 1a. Represents the historical financial position of VoiceStream adjusted for the following transactions: i) remaining $47.5 million of the $150 million investment in Omnipoint acquired by VoiceStream on October 1, 1999; ii) the issuance by VoiceStream on November 9, 1999, of a total of $1.8 billion in a combination of 10 3/8% senior notes and 11 7/8% senior discount notes due November 15, 2009; net proceeds of which were $1.5 billion net of underwriting discounts, commissions and expenses of the offering; and iii) the repayment of $265 million of the outstanding borrowing on the revolver of VoiceStream's existing credit facility and $400 million of existing Senior Debentures using a portion of the proceeds from the senior notes. Therefore, this column includes the effects of these adjustments as follows (in thousands):

                                                      HISTORICAL
                                                     VOICESTREAM         INTERIM      VOICESTREAM
                                                  SEPTEMBER 30, 1999   TRANSACTIONS    SUBTOTAL
                                                  ------------------   ------------   -----------
     Cash and cash equivalents..................       $ 48,866         $ 749,930      $798,796
       Licensing costs and other intangible
          assets, net...........................        321,412            41,231       362,643
       Investments in and advances to
          unconsolidated affiliates.............        204,868            47,496       252,364
       Long-term debt...........................      1,165,000           838,657     2,003,657

      The statements of operations have been adjusted for interest and financing expenses that would have been incurred due to the increase in borrowings related to the $150 million investment in Omnipoint. These adjustments assume that VoiceStream purchases Omnipoint Series A Preferred Stock as of January 1, 1998 and incurs interest expense due to an increase in borrowings to fund such purchase. The interest expense is calculated on the total borrowing of $150 million for the nine months ended September 30, 1999 and for the year ended December 31, 1998 at a market interest rate of 9% and 8.8%, respectively. The adjustment to reflect the VoiceStream purchase of Omnipoint Series A Preferred Stock has been eliminated in the Omnipoint reorganization columns to reflect the impact of this transaction on a combined VoiceStream Holdings basis.

      In the event that the Omnipoint reorganization is not completed or is terminated, VoiceStream will continue to hold its shares of Omnipoint Series A Preferred Stock and the conversion price will be reduced from $24 to $18.50 per share, under certain conditions.

 1b. Represents the historical results of operations and financial position of Omnipoint adjusted for the remaining portion of the $150 million committed by VoiceStream. VoiceStream purchased an additional 1,979 shares of Series A Preferred Stock on October 1, 1999 for a purchase price of $47.5 million which is convertible at their option into shares of Omnipoint common stock at a price of $24.00 per share. Therefore, this column includes the effects of the $47.5 million portion of interim investment as an increase to cash and cash equivalents and Series A Preferred Stock. In addition to the adjustment for the interim investment, certain reclassifications have been made to the historical financial information for Omnipoint to conform to VoiceStream's financial statement presentation. These reclassifications do not materially impact Omnipoint's results of operations or financial position.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

 1c. Represents the historical financial position of Aerial adjusted for the $230 million Sonera investment in Aerial and an Aerial subsidiary at $22.00 per share, the use of these proceeds to pay down a portion of the Aerial debt to TDS and the $420 million TDS debt replacement at $22.00 per share. Therefore, this column includes the effects of these adjustments as follows (in thousands):

                                                        HISTORICAL
                                                          AERIAL           INTERIM       AERIAL
                                                    SEPTEMBER 30, 1999   TRANSACTIONS   SUBTOTAL
                                                    ------------------   ------------   --------
     Cash and cash equivalents....................       $  7,559         $  38,761     $ 46,320
       Long-term debt.............................       $857,362         $(611,239)    $246,123
       Common Shares and paid-in capital..........       $618,821         $ 365,669     $984,490
       Series A Common Shares and paid-in
          capital.................................       $ 40,000         $ 284,331     $324,331

     The $420 million in Aerial equity has been allocated between Aerial Common Shares ($135.7 million) and Aerial Series A Common Shares ($284.3 million) as required by the $420 million TDS debt replacement. The entire $230 million Sonera investment in Aerial and an Aerial subsidiary was assumed to be entirely of Aerial Common Shares.

     Interest expense for the nine months ended September 30, 1999 and the twelve months ended December 31, 1998 has been reduced to reflect the $420 million TDS debt replacement and the repayment of the remaining debt to TDS with the proceeds of the Sonera investment in Aerial and an Aerial subsidiary.

     Certain reclassifications have been made to the historical financial information for Aerial to conform to VoiceStream's financial statement presentation. These reclassifications do not materially impact Aerial's results of operations or financial position.

 2. These columns represent the deconsolidation and contribution of certain operations, assets and liabilities related to two new joint venture entities described below, which were previously consolidated in Omnipoint's historical balance sheet and statement of operations. These adjustments reflect a change to the equity method of accounting for VoiceStream Holdings' interests in these entities because VoiceStream Holdings will have only a 49.9% ownership in the two new joint venture entities.

     Under the Designated Entity rules set forth by the FCC, VoiceStream Holdings can not own or operate Omnipoint's C and F Block licenses. As a result, immediately prior to the reorganization, the C and F Block licenses and operations, assets and liabilities associated with these licenses and operations are being transferred to two new joint venture entities controlled by Cook Inlet. VoiceStream will account for this transfer of non-monetary assets as an investment at VoiceStream's historical cost, which equates to the fair value of these assets and liabilities as the result of the purchase accounting performed for the reorganization. The excess purchase price attributed to these assets will be allocated between license costs and goodwill and amortized into the loss on unconsolidated affiliates over 40 or 20 years, respectively. Each of these joint venture entities, Cook Inlet/VoiceStream GSM II PCS, LLC and Cook Inlet/ VoiceStream GSM III PCS, LLC, is expected to qualify as a Designated Entity. Cook Inlet/ VoiceStream GSM II PCS, LLC will own all C and F Block licenses previously held by Omnipoint. Cook Inlet/VoiceStream GSM III PCS, LLC will own the C Block licenses

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

     acquired by Omnipoint in the 1999 FCC re-auction. VoiceStream Holdings expects to enter into an agreement to provide technical services to each of these joint venture entities.

     Cook Inlet will contribute a total of $75 million in cash to these joint venture entities for its 50.1% ownership and exchange rights. VoiceStream Holdings will contribute a combination of non-cash assets and liabilities for its 49.9% ownership. Cook Inlet will hold the majority of voting power in each of these joint venture entities. See also "Risk Factors. We will have to rely on and will have substantial financial commitments to, joint venture entities that we will not control to maintain PCS coverage and expand in some of our most valuable markets." As part of this transaction, Cook Inlet has certain rights, but not the obligation, to exchange its joint venture interests into a total of 3,750,000 shares of VoiceStream Holdings common stock for a 30 day period beginning five years after the issuance date of the licenses held by Cook Inlet/VoiceStream GSM II and
     III. For Cook Inlet/VoiceStream GSM II, this date is in the second quarter of 2002, and for Cook Inlet/VoiceStream GSM III in the fourth quarter of 2004. These rights are conditioned upon the FCC's Designated Entity rules and VoiceStream Holdings' legal ability to own the C and F Block licenses at the time of the exchange under such rules.

     As mentioned above, each of the joint venture agreements included rights whereby Cook Inlet has the ability to exchange its investment in the joint ventures for a fixed number of VoiceStream Holdings shares. The fair value of the exchange rights has been recorded as an increase to investment in and advances to unconsolidated affiliates and additional paid in capital as of September 30, 1999. The fair value will be amortized over the life of these exchange rights and such amortization has been reflected in the pro forma condensed combined financial statements for the periods ended September 30, 1999 and December 31, 1998.

     For purposes of this pro forma presentation, it has been assumed that all related vendor debt will be transferable to the joint ventures.

 3. The Omnipoint reorganization is expected to result in an allocation of the purchase price to the tangible and intangible assets and liabilities of Omnipoint. The transaction is not expected to result in an incremental deferred tax liability. Such allocation reflects the estimated fair value of the assets and liabilities acquired by VoiceStream Holdings based upon information available at the date of the preparation of the accompanying pro forma condensed combined financial statements. Such allocation will be adjusted upon the final determination of such fair values. Management is not aware of any circumstances that would cause the final purchase price allocation to be significantly different from that which is reflected in the accompanying pro forma condensed combined balance sheet. However, actual valuations and allocations may differ from those reflected herein.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

          The aggregate purchase price was calculated as follows (in thousands, except per share data):

 Total common shares outstanding of Omnipoint -- Note 3a....      54,004
 Assumed conversion of Omnipoint 7% Convertible Preferred
   Stock -- Note 3b.........................................      10,445
 Shares issued for East/West merger -- Note 3c..............       1,800
                                                              ----------
    Total estimated Omnipoint shares outstanding............      66,249
 VoiceStream Holdings exchange ratio per share..............       0.825
                                                              ----------
 Equivalent VoiceStream Holdings common shares..............      54,655
 The Omnipoint conversion price -- Note 3d..................  $    29.00
                                                              ----------
    Subtotal................................................  $1,584,995
 Cash consideration of $8 per share.........................     529,991
 Fair value of liabilities of Omnipoint at September 30,
   1999.....................................................   2,798,134
 Option/warrant conversion costs -- Note 3e.................     770,000
 Reorganization related costs -- Note 3f....................      18,000
                                                              ----------
 Total Consideration........................................   5,701,120
 Fair value of assets of Omnipoint acquired (excluding FCC
   licenses) -- Note 3g.....................................   1,293,917
 Fair value of FCC licenses acquired (net book value of
   licenses equal to $500,906)..............................     885,360
                                                              ----------
 Preliminary goodwill.......................................  $3,521,843
                                                              ==========

        3a. Outstanding shares of Omnipoint common stock used for purposes of this pro forma are as of November 15, 1999, the latest practicable date.

        3b. For purposes of this pro forma presentation we have assumed that all of the 6,500,000 shares of Omnipoint 7% Convertible Preferred Stock are converted into 10,445,000 shares of Omnipoint common stock just prior to the Omnipoint reorganization, and are exchanged as part of the Omnipoint reorganization for 8,617,000 shares of VoiceStream Holdings common stock. Assuming this conversion, the remaining amounts previously deposited by Omnipoint into escrow to pay dividends on these shares revert back to Omnipoint. As of September 30, 1999 the amount held in escrow was $32.7 million.

            Our assumption that the holders of Omnipoint's 7% Convertible Preferred Stock would exercise their conversion option is based on the fact that such conversion likely would result in more favorable tax treatment than conversion after closing of the reorganization. If the holders of the Omnipoint 7% Convertible Preferred Stock were to choose to continue to hold their preferred stock in Omnipoint, VoiceStream Holdings would report a minority interest on its balance sheet, reflected as preferred stock, and the accretion of dividends would be reported as minority interest expense. The amount as of September 30, 1999 that would have been recorded as preferred stock was $291.9 million and the amount that would have been accreted as minority interest expense would have been $15.7 million for the nine months ended September 30, 1999 and $13.9 million for the year ended December 31, 1998.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

        3c. The terms of the East/West merger provide that all of the outstanding shares of East/West Class A and B common stock will be converted into 1,775,000 shares of Omnipoint newly-authorized Series E Preferred Stock which will subsequently be converted into VoiceStream Holdings stock and cash at the conversion ratio of
             0.825 per share and cash of $8.00 per share. Additionally, 25,000 shares of Omnipoint newly-authorized Series E Preferred Stock will be issued as a fee to the investment bankers associated with this deal.

        3d. The conversion price is based on the average closing price of VoiceStream common stock a few days before and after the June 23, 1999 measurement date.

        3e. Represents the fair value, based on a Black-Scholes valuation, associated with the conversion of outstanding Omnipoint options and warrants to equivalent options and warrants of VoiceStream Holdings at the time of the reorganization based on the number of options and warrants outstanding and the closing market price of VoiceStream as of November 15, 1999, the latest practicable date. At the closing of the Omnipoint reorganization, each outstanding and unexercised option or warrant to purchase shares of Omnipoint's common stock will be converted into an option or warrant to purchase shares of VoiceStream Holdings common stock. The number of options and the exercise prices will vary from the original grant based on conversion provisions in the Omnipoint reorganization agreement resulting in the intrinsic value of each option and warrant remaining unchanged and accordingly, the estimated fair value of these options and warrants has been recorded as additional purchase price.

        3f. Anticipated reorganization costs to VoiceStream as a result of the Omnipoint reorganization are estimated as follows (in thousands):

Investment banking fees.............................  $ 14,000
Legal, accounting and printing fees.................     1,500
Employee separation costs...........................     2,500
                                                      --------
                                                      $ 18,000
                                                      ========

        3g. Includes an adjustment to reflect the step-up of the investment in the two new Cook Inlet joint venture entities, Cook
             Inlet/VoiceStream GSM II and Cook Inlet/VoiceStream GSM III, over the historical net book value of the net assets contributed.

 4. This adjustment represents the additional investment in VoiceStream Holdings by Hutchison PCS (USA) pursuant to the subscription agreement dated as of June 23, 1999. Concurrent with the Omnipoint reorganization agreement, Hutchison PCS (USA) has agreed to purchase shares of VoiceStream Holdings common stock at $29.00 per share and VoiceStream Holdings 2.5% Convertible Junior Preferred Stock for $100,000 per share for an aggregate price of $807 million. Hutchison PCS (USA) has the right to determine the allocation between VoiceStream Holdings common stock and 2.5% Convertible Junior Preferred Stock that it will hold so long as it holds at least 18.6% of the total number of outstanding shares of VoiceStream Holdings common stock at the closing of the Omnipoint reorganization. For purposes of this pro forma presentation, we have assumed Hutchison PCS (USA) will purchase $633 million

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

     representing 6,330 shares of VoiceStream Holdings Junior Preferred and $174 million, representing 6 million shares, of VoiceStream Holdings common stock.

     The VoiceStream Holdings 2.5% Convertible Junior Preferred Stock provides for a 2.5% cumulative dividend payable at maturity (40 years from the close of the Omnipoint reorganization). Since the redemption of the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock is outside the control of VoiceStream Holdings, it has been classified as mezzanine financing and has been excluded from shareholders' equity.

 5. Represents the elimination in consolidation of VoiceStream's $150 million investment in Omnipoint prior to the Omnipoint reorganization.

 6. Certain of the long-term debt agreements of Omnipoint contain provisions which require Omnipoint to offer repayment of outstanding amounts when a change of control occurs. Under certain agreements, Omnipoint is required to offer to repay to the lenders amounts outstanding. Additionally, the holders of the debt issued under certain of these agreements are entitled to a prepayment premium. The pro forma condensed combined balance sheet assumes that the lenders will not exercise the offer for Omnipoint to repay amounts outstanding, and therefore, outstanding debt amounts have not been reclassified as current. The aggregate amount of principal maturities (including prepayment premiums, if any) of Omnipoint's long-term debt at September 30, 1999 that will be assumed by VoiceStream Holdings if the holders were to require or accept the offer of repayment are as follows (in thousands):

Three months ending December 31, 1999...................  $2,142
Year ending December 31, 2000...........................     148
2001....................................................      32
2002....................................................       0
2003....................................................       0
Thereafter..............................................     230
                                                          ------
                                                          $2,552
                                                          ======

     We assume that the remaining outstanding long-term debt originating from Aerial after the Aerial reorganization will consist only of long term debt used to refinance the Aerial Series A zero coupon notes and Series B zero coupon notes.

 7. Represents the elimination in consolidation of Omnipoint's historical common stock and paid-in capital of $311.4 million, the recording of the $2.3 million shareholder note receivable of Omnipoint to be carried forward to VoiceStream Holdings, the elimination of Omnipoint's historical deferred compensation of $10.2 million, and the elimination of Omnipoint's historical accumulated deficit of $1.7 billion.

 8. Represents the elimination in consolidation of VoiceStream's $150 million Omnipoint Series A Preferred Stock investment in Omnipoint and the conversion of Hutchison's $150 million Omnipoint Series A Stock investment to VoiceStream Holdings common stock.

 9. Represents the Sonera investment of $500 million in VoiceStream Holdings common stock at $57.00 per share. This investment is independent of the Aerial reorganization but contingent upon the closing of the Omnipoint reorganization.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

10. The Aerial reorganization is expected to result in an allocation of the purchase price to the tangible and intangible assets and liabilities of Aerial. The transaction is not expected to result in an incremental deferred tax liability. Such allocation reflects the estimated fair value of the assets and liabilities acquired by VoiceStream Holdings based upon information available at the date of the preparation of the accompanying pro forma condensed combined financial statements. Such allocation will be adjusted upon the final determination of such fair values. Management is not aware of any circumstances that would cause the final purchase price allocation, other than the movement of VoiceStream's stock price prior to the closing of the reorganization and the resulting impacts, to be significantly different from that which is reflected in the accompanying pro forma condensed combined balance sheet. Each $10 change in the current market price of VoiceStream's common stock results in a change in intangible assets of approximately $520 million, and a resulting change in the annual amortization of intangible assets of approximately $26 million.

     The aggregate purchase price was calculated as follows (in thousands, except per share data):

Total Aerial common stock outstanding -- Note 10a...........      94,728
Additional Sonera investment -- Note 10b....................       7,045
Conversion of Sonera shares of Aerial Operating Company to
  Aerial common stock -- Note 10c...........................      11,971
Aerial restricted common stock -- Note 10d..................         431
                                                              ----------
  Total estimated Aerial shares outstanding.................     114,175
VoiceStream Holdings exchange ratio per share...............       0.455
                                                              ----------
Equivalent VoiceStream Holdings common stock................      51,950
The Aerial conversion price -- Note 10e.....................  $   93.781
                                                              ----------
  Subtotal..................................................  $4,871,923
Fair value of liabilities of Aerial at September 30, 1999...     413,307
Option conversion costs -- Note 10f.........................      43,000
Reorganization related costs -- Note 10g....................      15,500
                                                              ----------
  Total Consideration.......................................   5,343,730
Fair value of assets of Aerial acquired (excluding FCC
  licenses).................................................     667,690
Fair value of FCC licenses acquired (net book value of
  licenses equal to $324,807)...............................     561,700
                                                              ----------
Preliminary goodwill........................................  $4,114,340
                                                              ==========

      10a. Outstanding shares of Aerial common stock used for purposes of this pro forma are as of November 15, 1999, the latest practicable date.

      10b. Represents the conversion of the portion of the $230 million Sonera investment that was made in Aerial Operating Company into shares of Aerial common stock at $22.00 per share (see Note 1c).

      10c. Sonera's original investment, as adjusted, in Aerial Operating
           Company of 1.8 million shares is converted prior to closing to Aerial shares using a defined conversion ratio of 6.72919.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

      10d. Represents 431,000 shares of restricted common stock assumed to be issued to certain Aerial employees upon shareholder approval of the reorganization.

      10e. The conversion price is based on the closing price of VoiceStream common stock on November 15, 1999, the latest practicable date.

      10f. Represents the fair value, based on a Black-Scholes valuation, associated with the conversion of outstanding Aerial options to equivalent options of VoiceStream Holdings at the time of the Aerial reorganization based on the number of options outstanding and the closing market price of VoiceStream as of November 15, 1999, the latest practicable date. Upon stockholder approval of the Aerial reorganization, each outstanding and unexercised Aerial option will vest. Since all Aerial options vest upon the stockholder approval of the Aerial reorganization, the estimated fair value of these options has been recorded as additional purchase price.

      10g. Anticipated reorganization costs to VoiceStream as a result of the Aerial reorganization are estimated as follows (in thousands):

Investment banking fees................................  $ 6,000
Legal, accounting and printing fees....................    1,400
Employee separation costs..............................    8,100
                                                         -------
                                                         $15,500
                                                         =======

11. Represents the elimination in consolidation of Aerial's Common Shares and paid-in capital of $984.5 million, Aerial's Series A Common Shares of $324.3 million, and Aerial's accumulated deficit of $729.6 million.

12. Current portion of long-term debt has been reduced to reflect the payoff of the Nokia credit agreement of $82.4 million. Additionally, interest expense for the nine months ended September 30, 1999 and the 12 months ended December 31, 1998 has been reduced to reflect this payoff.

13. This adjustment represents the amortization of the additional purchase price allocated to the FCC licenses and goodwill. FCC licenses are amortized over a 40 year period and the goodwill is amortized over a 20 year period.

14. This adjustment represents the amortization of the difference between the underlying net book value of the investment in the new Cook Inlet joint venture entities and the fair value assigned to these investments. This difference has been allocated between FCC licenses and goodwill and is being amortized over 40 years and 20 years, respectively.

15. Represents the elimination of Aerial's historical minority interest loss, resulting from Sonera's conversion of its equity in Aerial Operating Company to equity in Aerial prior to the Aerial reorganization.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

16. For purposes of calculating pro forma loss per share it has been assumed that the Omnipoint reorganization and the Aerial reorganization will be completed. Additionally, we have made the following assumptions:

     (A) the Omnipoint 7% Convertible Preferred Stock holders have converted all of their shares to Omnipoint common stock as of January 1, 1998, which will subsequently convert to VoiceStream Holdings common stock at the 0.825 conversion rate;

     (B) Hutchison PCS (USA) has made a $150.0 million investment in Omnipoint Series A Preferred Stock as of September 30, 1999, which is exchangeable for 5.2 million shares of VoiceStream Holdings common stock; Hutchison PCS (USA) purchased 1.6 million shares on September 30, 1999.

     (C) Hutchison PCS (USA) will elect to purchase all VoiceStream Holdings 2.5% Convertible Junior Preferred Stock for its $807 million investment. For pro forma purposes, it is considered factually supportable that $548.0 million of the total $807 million will be used to pay the cash portion of the Omnipoint purchase price as well as the $18 million in reorganization related costs (see note 3f), and accordingly, only that portion of the total investment is used for the calculation of the accumulation of a 2.5% annual dividend payable at the end of 40 years;

     (D) the restricted stock awards will be paid out in Aerial shares immediately prior to the closing of the Aerial reorganization; and

     (E) all public shareholders of Aerial will elect to take the stock election.

The following summarizes the pro forma calculation of loss per share based on these assumptions (in thousands, except per share data):

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                  1999             1998
                                                              -------------    ------------
VoiceStream weighted average common shares..................        95,595          92,387
Conversion of Omnipoint outstanding common stock(1).........        44,553          44,553
Conversion of Omnipoint 7% Convertible Preferred Stock......         8,617           8,617
Exchange of Omnipoint Series A Preferred Stock..............         1,270
Conversion of East/West Communications shares...............         1,485           1,485
Conversion of Aerial shares.................................        51,753          51,753
Aerial restricted stock units...............................           196             196
                                                               -----------     -----------
          Total weighted average common shares..............       203,469         198,991
                                                               ===========     ===========
VoiceStream Holdings unadjusted pro forma net loss..........   $(1,120,535)    $(1,573,881)
VoiceStream Holdings 2.5% Convertible Junior Preferred Stock
  dividends.................................................       (10,275)        (13,700)
                                                               -----------     -----------
Pro forma net loss attributable to common shareholders......   $(1,130,810)    $(1,587,564)
                                                               ===========     ===========
Basic and diluted pro forma loss per common share...........   $     (5.56)    $     (7.98)
                                                               ===========     ===========

-------------------------
(1) Shares outstanding as of November 15, 1999.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

The following summarizes the impact of a change in assumption A or C (assumption B must occur based on the provisions of the subscription agreement):

                                                                                ASSUMPTION C
                                                 ASSUMPTION A              CHANGES TO AN ELECTION
                                                DOES NOT OCCUR            OF 100% COMMON STOCK(1)
                                         ----------------------------   ----------------------------
                                         SEPTEMBER 30,   DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                             1999            1998           1999            1998
                                         -------------   ------------   -------------   ------------
                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
VoiceStream weighted average common
  shares...............................        95,595         92,387          95,595         92,387
Conversion of Omnipoint outstanding
  common stock.........................        44,553         44,553          44,553         44,553
Conversion of Omnipoint 7% Convertible
  Preferred Stock......................                                        8,617          8,617
Exchange of Omnipoint Series A
  Preferred Stock......................         1,270                          1,270
Conversion of East/West Communications
  shares...............................         1,485          1,485           1,485          1,485
Hutchison additional investment........                                       18,889         18,889
Conversion of Aerial shares............        51,753         51,753          51,753         51,753
Aerial restricted stock units..........           196            196             196            196
                                          -----------    -----------     -----------    -----------
          Total common shares..........       194,852        190,374         222,358        217,880
                                          ===========    ===========     ===========    ===========
VoiceStream Holdings unadjusted pro
  forma net loss.......................   $(1,120,535)   $(1,573,881)    $(1,120,535)   $(1,573,881)
Omnipoint 7% Convertible Preferred
  Stock minority interest..............       (15,688)       (13,946)
VoiceStream Holdings 2.5% Convertible
  Junior Preferred Stock...............       (10,275)       (13,700)
                                          -----------    -----------     -----------    -----------
Pro forma net loss attributable to
  common shareholders..................   $(1,146,498)   $(1,601,527)    $(1,120,535)   $(1,573,881)
                                          ===========    ===========     ===========    ===========
Basic and diluted pro forma loss per
  common share.........................   $     (5.88)   $     (8.41)    $     (5.04)   $     (7.22)
                                          ===========    ===========     ===========    ===========

---------------
(1) For every 10% change in the amount of common stock elected to be taken by Hutchison, the pro forma impact on net loss attributable to common shareholders would increase by $1.0 million and $1.4 million for the periods ended September 30, 1999 and December 31, 1998, respectively, and loss per share would increase by $0.05 per share and $0.07 per share, respectively.

     In the event holders of Aerial restricted stock units receive cash instead of stock, the loss per share would increase $0.01 for each of the periods ended September 30, 1999 and December 31, 1998.

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                                  (UNAUDITED)

     In the event Aerial's public shareholders elect to receive cash at $18.00 per share in lieu of VoiceStream Holdings common stock, the loss per share would increase by $0.17 per share and $0.25 per share for the periods ended September 30, 1999 and December 31, 1998, respectively.

CONTINGENCIES:

     As a result of the reorganizations, VoiceStream may have to make substantial tax indemnity payments to Western Wireless. In a spin-off transaction effected on May 3, 1999, Western Wireless distributed its entire 80.1% interest in VoiceStream's common stock to its stockholders. Western Wireless will recognize gain as a result of the spin-off, if the spin-off is considered to be part of a plan or series of related transactions pursuant to which one or more persons acquire, directly or indirectly, 50% or more of VoiceStream's common stock -- a "prohibited plan." VoiceStream has agreed to indemnify Western Wireless on an after-tax basis for any taxes, penalties, interest and various other expenses incurred by Western Wireless if it is required to recognize such gain. The amount of such gain that Western Wireless would recognize would be equal to the difference between the fair market value of VoiceStream common stock at the time of the spin-off and Western Wireless' adjusted tax basis in such stock at that time.

     In the absence of direct authority, and although the issue is not free from doubt, VoiceStream believes that it should be able to establish that the spin-off and VoiceStream Holding's acquisition of VoiceStream's stock pursuant to the reorganizations, in conjunction with the related transactions and Hutchinson's acquisition of its existing VoiceStream stock within two years prior to the spin-off, are not pursuant to a prohibited plan. However, if the IRS were to take the position that a prohibited plan did occur, the estimated range of possible liability to VoiceStream Holdings, not including interest and penalties, if any, is from zero to $400 million.

                              THE SPECIAL MEETINGS

     This joint proxy statement-prospectus is being furnished to VoiceStream, Omnipoint and Aerial stockholders in connection with the solicitation of proxies by the board of directors of each company for use at the special meetings to consider and vote upon the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement and the Aerial reorganization agreement.

     - The special meeting of the VoiceStream stockholders will be held on Thursday, February 24, 2000, at the offices of Preston Gates & Ellis LLP, at 701 Fifth Avenue, Suite 5000, Seattle, Washington, at 8:00 a.m., local time.

     - The special meeting of the Omnipoint stockholders will be held on Thursday, February 24, 2000, at the offices of Piper Marbury Rudnick & Wolfe LLP, at 1200 19th Street, N.W., Washington, D.C., at 11:00 a.m., local time.

     - The special meeting of the Aerial stockholders will be held on Thursday, February 24, 2000, at the Hotel Allegro Chicago, 171 West Randolph Street, Chicago, Illinois, on the third floor in the Goodman Theater B Room at 10:00 a.m., local time.

     The VoiceStream board and the Omnipoint board have approved the Omnipoint reorganization agreement. The VoiceStream board and the Aerial board have approved the Aerial reorganization agreement. Each board has determined that its reorganization is fair to, and in the best interests of, its stockholders. The VoiceStream board recommends that the stockholders of VoiceStream vote for the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement and the Aerial reorganization agreement. The Omnipoint board recommends that the stockholders of Omnipoint vote for the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement. The Aerial board recommends that the stockholders of Aerial vote for the proposal to adopt, and approve the transactions contemplated by, the Aerial reorganization agreement. The reorganizations have also been approved by the VoiceStream Holdings board.

VOICESTREAM RECORD DATE; QUORUM; VOTE REQUIRED

     Only VoiceStream stockholders of record as of the close of business on January 17, 2000 will be entitled to notice of, and to vote at, the VoiceStream special meeting and any adjournments or postponements of the special meeting. On January 17, 2000, there were 96,348,127 outstanding shares of VoiceStream common stock. Each holder of VoiceStream common stock outstanding on the VoiceStream record date is entitled to one vote for each share so held, exercisable in person or by properly executed and delivered proxy, at the VoiceStream special meeting.

     The presence of the holders of at least a majority of the shares of VoiceStream common stock outstanding on the VoiceStream record date, whether present in person or by properly executed and delivered proxy, will constitute a quorum for the purposes of the VoiceStream special meeting. The holders of record of at least two-thirds of the outstanding shares of VoiceStream common stock must vote in favor of the proposal to adopt, and approve the transactions contemplated by, the reorganization agreement relating to the first to occur of the Omnipoint reorganization and the Aerial reorganization before the VoiceStream merger can be effected. The adoption of, and approval of the transactions contemplated by, the Omnipoint reorganization agreement and the Aerial reorganization agreement will each require the affirmative vote of the holders of two-thirds of the outstanding shares of VoiceStream common stock.

     Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal for purposes of determining whether VoiceStream obtains the requisite two-thirds vote.

Stockholders of VoiceStream can dissent from the proposal and, subject to strict compliance with certain provisions of the WBCA receive in lieu of VoiceStream Holdings common stock the "fair value" of their VoiceStream common stock in cash. See "The Special Meetings -- Dissenters' Rights" and Annex I.

OMNIPOINT RECORD DATE; QUORUM; VOTE REQUIRED

     Only Omnipoint stockholders of record as of the close of business on January 17, 2000 will be entitled to notice of, and to vote at, the Omnipoint special meeting and any adjournments or postponements of the special meeting. On January 17, 2000, there were outstanding 55,385,831 shares of Omnipoint common stock. Each holder of shares of Omnipoint common stock outstanding on the Omnipoint record date is entitled to one vote for each share so held, exercisable in person or by properly executed and delivered proxy, at the Omnipoint special meeting.

     The presence of the holders of at least a majority of the Omnipoint common stock outstanding on the Omnipoint record date, whether present in person or by properly executed and delivered proxy, will constitute a quorum for the purposes of the Omnipoint special meeting. The holders of record of a majority of the outstanding shares of Omnipoint common stock must vote in favor of the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement before the Omnipoint merger can be effected.

     Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal for purposes of determining whether Omnipoint obtains the requisite majority vote. Certain stockholders of Omnipoint will have the right to dissent from the proposal and, subject to strict compliance with certain provisions of the Delaware General Corporation Law, to receive in lieu of VoiceStream Holdings common stock and cash the "fair value" of their Omnipoint common stock in cash. See "-- Dissenters' Rights of Appraisal" and Annex J.

AERIAL RECORD DATE; QUORUM; VOTE REQUIRED

     Only Aerial stockholders of record as of the close of business on January 17, 2000 will be entitled to notice of, and to vote at, the Aerial special meeting and any adjournments or postponements of the special meeting. On January 17, 2000, there were issued and outstanding 42,308,636 Aerial Common Shares and 52,924,151 Series A Common Shares. No Aerial Series B Common Shares or shares of preferred stock were outstanding. Each holder of Aerial Common Shares issued and outstanding on the Aerial record date is entitled to one vote for each share so held, exercisable in person or by properly executed and delivered proxy, at the Aerial special meeting. The holder of Aerial Series A Common Shares issued and outstanding on the Aerial record date is entitled to fifteen votes for each share so held, exercisable in person or by properly executed and delivered proxy, at the Aerial special meeting. Accordingly, the voting power of the shares of Aerial Series A Common Shares was 793,862,265 votes, and the total voting power of all outstanding shares of Aerial capital stock was 836,170,901 votes on the Aerial record date.

     The presence of the holders of at least a majority of the voting power on the Aerial Common Shares and Aerial Series A Common Shares issued and outstanding on the Aerial record date, whether present in person or by properly executed and delivered proxy, will constitute a quorum for the purposes of the Aerial special meeting. The presence of TDS at the meeting will represent a quorum. The holders of record of a majority of the voting power of the outstanding Aerial Common Shares and Aerial Series A Common Shares, voting together as a single class, must vote in favor of the proposal to adopt, and approve the transactions contemplated by, the Aerial reorganization agreement before the Aerial merger can be effected.

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     Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal for purposes of determining whether Aerial obtains the requisite majority vote.

     Regardless of how they vote, Aerial stockholders will not have dissenters' rights in connection with the Aerial reorganization.

AGREEMENTS TO VOTE IN FAVOR OF THE OMNIPOINT REORGANIZATION

     Concurrently with the execution of the Omnipoint reorganization agreement, VoiceStream, Omnipoint, certain stockholders of VoiceStream who currently hold approximately 40% of the outstanding shares of VoiceStream common stock and certain stockholders of Omnipoint who currently hold approximately 25% of the outstanding shares of Omnipoint common stock, entered into an agreement whereby
(1) such Omnipoint stockholders have agreed to vote or cause to be voted the number of shares of Omnipoint common stock beneficially owned by them in favor of the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement and against any alternative merger proposal or acquisition proposal representing 15% or more of the stock or assets of Omnipoint and its subsidiaries and (2) such VoiceStream stockholders have agreed to vote or cause to be voted a specified number of shares of common stock of VoiceStream in favor of the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement.

     From and after the date of such agreement through the earlier of the effective time and the termination of the Omnipoint reorganization agreement, each of the Omnipoint stockholders and the VoiceStream stockholders who signed such agreement, has agreed, except in limited circumstances, not to sell or otherwise dispose of more than 30% of the shares of Omnipoint common stock or VoiceStream common stock, as the case may be, that are subject to such agreement unless, as a condition to such sale, each transferee of any shares in excess of 30% of such shares agrees to be bound by certain provisions of the lock-up agreement.

AGREEMENTS TO VOTE IN FAVOR OF THE AERIAL REORGANIZATION

     Concurrently with the execution of the Aerial reorganization agreement, TDS and VoiceStream entered into an agreement whereby TDS agreed to vote all shares of Aerial common stock beneficially owned by TDS in favor of the Aerial reorganization and against alternative transactions. Under this agreement, TDS has also agreed not to transfer its shares of Aerial common stock. As of the Aerial record date, TDS holds 25,252,758 Aerial Common Shares and 52,924,151 Aerial Series A Common Shares, representing 819,115,023 votes or approximately 98% of the total voting power of the Aerial common stock. Accordingly, the Aerial reorganization will be approved regardless of the vote of other Aerial stockholders.

     Concurrently with the execution of the Aerial reorganization agreement, Aerial, VoiceStream, TDS and certain stockholders who currently hold approximately 40% of the outstanding shares of VoiceStream common stock entered into a stockholders voting agreement whereby such shareholders agreed to vote or cause to be voted the number of shares of VoiceStream common shares beneficially owned by them in favor of the Aerial reorganization, the approval and adoption of the Aerial reorganization agreement and each of the transactions contemplated in the Aerial reorganization agreement. Certain VoiceStream stockholders agreed not to transfer their shares except as a condition to the transfer, the transferee agreed to be bound by certain terms of the agreement.

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SOLICITATION OF PROXIES

SOLICITATION OF VOICESTREAM PROXIES

     The VoiceStream board is soliciting the accompanying proxy for use in connection with the VoiceStream special meeting. See "-- VoiceStream Record Date; Quorum; Vote Required." VoiceStream will bear its own expenses in connection with the VoiceStream special meeting. In addition to solicitation of proxies by mail, directors, officers and employees of VoiceStream may solicit proxies for the VoiceStream special meeting either personally or by telephone, telegram or other forms of communication. Such directors, officers and employees will receive no special compensation for any solicitation. VoiceStream will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners and will reimburse them for their customary charges and expenses. We request VoiceStream stockholders to complete, date and sign the accompanying form of proxy and return it to VoiceStream in the enclosed postage-paid envelope. When the accompanying form of proxy is returned properly executed, the VoiceStream common stock represented thereby will be voted at the VoiceStream special meeting in accordance with the instructions received therein. If a proxy is executed and returned without an indication as to how the shares of VoiceStream common stock represented thereby are to be voted, such shares will be voted in favor of approval and adoption of both reorganizations. Proxies voted against the merger will not be voted in favor of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies. VoiceStream stockholders should not send any stock certificates with their proxy cards.

     VoiceStream has retained ChaseMellon Consulting Services to aid in the solicitation of proxies and to verify certain records related to the solicitations. ChaseMellon Consulting Services will also act as information agent with respect to each reorganization. ChaseMellon Consulting Services will receive a fee of approximately $7,500 as compensation for its services and reimbursement for its related out-of-pocket expenses. VoiceStream has agreed to indemnify ChaseMellon Consulting Services against liabilities arising out of or in connection with its engagement.

SOLICITATION OF OMNIPOINT PROXIES

     The Omnipoint board is soliciting the accompanying proxy for use in connection with the Omnipoint special meeting. See "Omnipoint Record Date; Quorum; Vote Required." Omnipoint will bear its own expenses in connection with the Omnipoint special meeting. In addition to solicitation of proxies by mail, directors, officers and employees of Omnipoint solicit proxies for the Omnipoint special meeting either personally or by telephone, telegram or other forms of communication. Such directors, officers and employees will receive no special compensation for any solicitation. Omnipoint will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners and will reimburse them for their customary charges and expenses. We request Omnipoint stockholders to complete, date and sign the accompanying form of proxy and return it to Omnipoint in the enclosed postage-paid envelope. When the accompanying form of proxy is returned properly executed, the Omnipoint common stock represented thereby will be voted at the Omnipoint special meeting in accordance with the instructions received therein. If a proxy is executed and returned without an indication as to how the shares of Omnipoint common stock represented thereby are to be voted, such shares will be voted in favor of approval and adoption of the Omnipoint merger. Proxies voted against the merger will not be voted in favor of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies. Omnipoint stockholders should not send any stock certificates with their proxy cards.

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SOLICITATION OF AERIAL PROXIES

     The Aerial board is soliciting the accompanying Aerial stockholder proxy for use in connection with the Aerial special meeting. See "Aerial Record Date; Quorum; Vote Required." Aerial will bear its own expenses in connection with the Aerial special meeting. In addition to solicitation of proxies by mail, directors, officers and employees of Aerial may solicit proxies for the Aerial special meeting either personally or by telephone, telegram or other forms of communication. Such directors, officers and employees will receive no special compensation for any solicitation. Aerial will request brokerage house, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners and will reimburse them for their customary charges and expenses. The Aerial board requests that Aerial stockholders complete, date and sign the accompanying form of Aerial proxy and return it to Aerial in the enclosed postage-paid envelope. When the accompanying form of proxy is returned properly executed, the Aerial common stock represented thereby will be voted at the Aerial special meeting in accordance with the instructions received. If a proxy is executed and returned without an indication as to how the shares of Aerial common stock represented thereby are to be voted, such shares will be voted in favor of approval and adoption of the Aerial reorganization. Proxies voted against the merger will not be voted in favor of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies. Aerial stockholders should not send any stock certificates with their proxy cards.

OTHER MATTERS TO BE CONSIDERED

     None of the VoiceStream board, the Omnipoint board or the Aerial board is aware of any other matter which will be brought before the special meeting of their respective company. If, however, other matters are presented at one of the special meetings, proxies for that meeting will be voted in accordance with the discretion of the holders of such proxies.

DISSENTERS' RIGHTS OF APPRAISAL

DISSENTERS' RIGHTS OF APPRAISAL OF VOICESTREAM COMMON STOCKHOLDERS

     The following is a brief summary of the rights of VoiceStream common stockholders to dissent from the proposals to adopt, and approve the transactions contemplated by, the reorganization agreements, each of which contemplate a merger by which a subsidiary of VoiceStream Holdings is merged with and into VoiceStream and VoiceStream becomes a subsidiary of VoiceStream Holdings. Dissenters have the right to receive cash equal to the "fair value" of their VoiceStream common stock instead of receiving shares of VoiceStream Holdings. This summary is not exhaustive and we encourage VoiceStream common stockholders to read the applicable sections of Chapter 23B.13 of the Washington Business Corporation Act, which we have attached as Annex I to this joint proxy statement-prospectus.

     ANY VOICESTREAM STOCKHOLDER CONTEMPLATING THE POSSIBILITY OF DISSENTING FROM THE PROPOSAL TO ADOPT, AND APPROVE THE TRANSACTIONS CONTEMPLATED BY, THE REORGANIZATION AGREEMENTS SHOULD CAREFULLY REVIEW THE TEXT OF ANNEX I, PARTICULARLY THE SPECIFIED PROCEDURAL STEPS REQUIRED TO PERFECT DISSENTERS' RIGHTS, WHICH ARE COMPLEX, AND SHOULD ALSO CONSULT SUCH STOCKHOLDER'S LEGAL COUNSEL. A STOCKHOLDER WHO DOES NOT FULLY AND PRECISELY SATISFY THE PROCEDURAL REQUIREMENTS OF THE WASHINGTON BUSINESS CORPORATION ACT WILL LOSE THESE RIGHTS.

     The VoiceStream merger will occur at the time of the first to occur of the Omnipoint reorganization or the Aerial reorganization. Since it is uncertain which reorganization will occur first, VoiceStream common stockholders must vote against both reorganizations if they intend to exercise their dissenters' rights of appraisal in connection with the VoiceStream merger.

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     REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS OF APPRAISAL

     To exercise dissenters' rights of appraisal, a VoiceStream stockholder must

     - file with VoiceStream before the vote is taken at the VoiceStream special meeting written notice of his or her intent to demand the fair value for his or her VoiceStream common stock if the VoiceStream merger is consummated and becomes effective; and

     - not vote his or her shares of VoiceStream common stock at the VoiceStream special meeting in favor of the proposal to approve either the Omnipoint reorganization agreement or the Aerial reorganization agreement.

     A VoiceStream stockholder who does not satisfy each of these requirements cannot exercise dissenters' rights and will be bound by the terms of the VoiceStream merger as set forth in the reorganization agreement pursuant to which the VoiceStream merger is effected.

     Submission of a proxy which does not direct how the VoiceStream common stock represented by that proxy is to be voted will constitute a vote in favor of the VoiceStream merger and a waiver of statutory dissenters' rights. In addition, a VoiceStream stockholder's vote against the proposal to approve the VoiceStream merger will not satisfy the notice requirement referred to above. A stockholder must file the written notice of the intent to exercise dissenter's rights with VoiceStream at: VoiceStream Wireless Corporation, 3650 131st Ave. S.E., Bellevue, WA, 98006, Attn: Alan R. Bender, Secretary.

     APPRAISAL PROCEDURE

     Within 10 days after the proposed VoiceStream merger, whether as part of the Omnipoint reorganization or the Aerial reorganization, has been approved, VoiceStream will send written notice to all stockholders who have given written notice under the dissenters' rights provisions and not voted in favor of the VoiceStream merger as described above. The notice will contain:

     - the address where the demand for payment and certificates representing shares of VoiceStream common stock must be sent and the date by which they must be received;

     - any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     - a form for demanding payment that states the date of the first announcement to the news media or to stockholders of the proposed merger and requires certification of the date the stockholder, or the beneficial owner on whose behalf the stockholder dissents, acquired the VoiceStream common stock (or an interest in it); and

     - a copy of the provisions of the Washington Business Corporation Act set forth in Annex I.

     A VoiceStream stockholder who receives this notice and who wishes to assert dissenters' rights must demand payment and deposit his or her VoiceStream certificates within 30 days after such notice is given. A STOCKHOLDER WHO FAILS TO MAKE DEMAND FOR PAYMENT OR DEPOSIT HIS OR HER VOICESTREAM CERTIFICATES WITHIN SUCH 30-DAY PERIOD WILL LOSE THE RIGHT TO RECEIVE FAIR VALUE FOR HIS OR HER SHARES UNDER THE DISSENTERS' RIGHTS PROVISIONS EVEN IF HE OR SHE FILED A TIMELY NOTICE OF INTENT TO DEMAND PAYMENT.

     Except as provided below, within 30 days of the later of the effective time or VoiceStream's receipt of a valid demand for payment, VoiceStream will remit to each dissenting stockholder who complied with the requirements of the Washington Business Corporation Act the amount

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VoiceStream estimates to be the fair value of such stockholder's VoiceStream common stock, plus accrued interest. VoiceStream will include the following information with the payment:

     - certain financial data relating to VoiceStream;

     - VoiceStream's estimate of the fair value of the shares and a brief description of the method used to reach such estimate;

     - a copy of Chapter 23B.13 of the Washington Business Corporation Act; and

     - a brief description of the procedures to be followed in demanding supplemental payment.

     For dissenting stockholders who were not the beneficial owner of the shares of VoiceStream common stock before January 17, 2000, VoiceStream may withhold payment and instead send a statement setting forth its estimate of the fair value of their shares and offering to pay such amount, with interest, as a final settlement of such dissenting stockholder's demand for payment.

     Any dissenting VoiceStream stockholder who is dissatisfied with his or her payment or offer may, within 30 days of such payment or offer for payment, notify VoiceStream in writing of their estimate of fair value of his or her shares and the amount of interest due and demand payment thereof. If any dissenting stockholder's demand for payment is not settled within 60 days after receipt by VoiceStream of his or her payment demand, Chapter 23B.13.300 of the Washington Business Corporation Act requires that VoiceStream commence a proceeding in King County Superior Court and petition the court to determine the fair value of the shares and accrued interest, naming all the dissenting stockholders whose demands remain unsettled as parties to the proceeding.

     The court may appoint one or more appraisers to receive evidence and make recommendations to the court as to the amount of the fair value of the shares. The fair value of the shares as determined by the court is binding on all dissenting stockholders and may be less than, equal to or greater than the market price of the VoiceStream Holdings common stock to be issued to non-dissenting stockholders for their VoiceStream common stock if the VoiceStream merger is consummated. If the court determines that the fair value of the shares is in excess of the amount, if any, remitted by VoiceStream, then the court will enter a judgment for cash in favor of the dissenting stockholders in an amount by which the value determined by the court, plus interest, exceeds such amount previously remitted.

     The court shall determine the costs and expenses of the court proceeding and assess them against VoiceStream, except that the court may assess part or all of the costs against any dissenting stockholders whose actions in demanding supplemental payments are found by the court to be arbitrary, vexatious or not in good faith. If the court finds that VoiceStream did not substantially comply with the relevant provisions of sections 23B.13.200 through 23B.13.280 of the Washington Business Corporation Act, the court may also assess the fees and expenses, if any, of attorneys or experts as the court deems equitable against VoiceStream. The court may also assess such fees and expenses against any party if the court finds that such party has acted arbitrarily, vexatiously or not in good faith in bringing the proceedings. The court may award, in its discretion, fees and expenses of an attorney for the dissenting stockholders out of the amount awarded to such stockholders, if it finds the services of the attorney were of substantial benefit to the other dissenting stockholders, and that such fees should not be assessed against VoiceStream.

     A stockholder of record may assert dissenters' rights as to fewer than all of the shares registered in such stockholder's name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies VoiceStream in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of such a partial dissenting stockholder are determined as if the shares as to which he or she dissents and his or her other shares were registered

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in the names of different stockholders. Beneficial owners of VoiceStream common stock who desire to exercise dissenters' rights themselves must obtain and submit the registered owner's written consent at or before the time they file the notice of intent to demand fair value.

     For purposes of the Washington Business Corporation Act, "fair value" means the value of VoiceStream common stock immediately before the effective time, excluding any appreciation or depreciation in anticipation of the reorganization, unless exclusion would be inequitable. Under section 23B.13.020 of the Washington Business Corporation Act, a VoiceStream stockholder has no right, at law or in equity, to set aside the approval and adoption of the VoiceStream merger or the consummation of the reorganization except if such approval, adoption or consummation fails to comply with the procedural requirements of Chapter 23B.13 of the Washington Business Corporation Act or Revised Code of Washington sections 25.10.900 through 25.10.955, VoiceStream's Articles of Incorporation, or Bylaws or was fraudulent with respect to such stockholder or VoiceStream.

DISSENTERS' RIGHTS OF APPRAISAL OF OMNIPOINT STOCKHOLDERS

     The following is a summary of the principal steps that a stockholder of Omnipoint must take to exercise appraisal rights. This summary does not purport to be complete and we encourage all Omnipoint stockholders to read section 262 of the Delaware General Corporation Law, which we have attached as Annex J. Failure to take any one of the required steps may terminate the stockholder's appraisal rights under the Delaware General Corporation Law. BECAUSE OF THE COMPLEXITY OF THE PROCEDURES IN EXERCISING APPRAISAL RIGHTS, STOCKHOLDERS WHO EXERCISE SUCH RIGHTS SHOULD SEEK THE ADVICE OF LEGAL COUNSEL.

     REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS OF APPRAISAL

     In order to exercise dissenters' rights of appraisal, a stockholder must satisfy all of the following requirements. The stockholder:

     - must not vote in favor of the proposal to adopt, and approve the transactions contemplated by, the Omnipoint reorganization agreement;

     - must hold his or her shares continuously through the effective date of the Omnipoint merger;

     - within 20 days after receiving a notice of entitlement to appraisal rights, as described below, and before the taking of the vote on the Omnipoint merger, must demand in writing from the surviving corporation the appraisal of his or her shares; and

     - if required by the court hearing the appraisal petition, submit stock certificates representing the stockholder's Omnipoint common stock to the Chancery Court for notation thereon of the pendency of the appraisal proceedings.

     FAILURE BY ANY STOCKHOLDER TO FULLY COMPLY WITH THE ITEMS LISTED ABOVE, AND TO FOLLOW ALL INSTRUCTIONS IN THE APPRAISAL NOTICE AS DESCRIBED BELOW, MAY RESULT IN TERMINATION OR WAIVER OF SUCH STOCKHOLDER'S APPRAISAL RIGHTS.

     APPRAISAL PROCEDURE

     Either before the effective time or within 10 days thereafter, Omnipoint will notify each of the stockholders entitled to appraisal rights of the approval of the Omnipoint merger, the effective date of the Omnipoint merger (if notice is sent after the effective date) and that appraisal rights are available for any or all of the stockholder's shares of Omnipoint (the "Appraisal Notice"). The Appraisal Notice will include a copy of section 262 of the Delaware General Corporation Law.

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Omnipoint will send the Appraisal Notice to the stockholder at his or her address as it appears on the records of Omnipoint. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the Appraisal Notice, demand in writing from Omnipoint the appraisal of his or her shares. Such demand will be sufficient if it reasonably informs Omnipoint of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his or her Omnipoint common stock. An Omnipoint stockholder who elects to exercise appraisal rights must mail or deliver the written demand for appraisal to Omnipoint at the address indicated in the Appraisal Notice.

     Within 120 days after the effective date of the Omnipoint merger, Omnipoint or any stockholder who has elected appraisal rights and satisfied the criteria listed above may file a petition in the Chancery Court demanding a determination of the value of the stock held by all dissenting stockholders. At any time within 60 days after the effective time, any stockholder shall have the right to withdraw the demand for appraisal and to accept the terms offered in the reorganization agreement. If, within the 120-day period, neither Omnipoint nor any stockholder has filed a petition, all rights to appraisal will cease and all of the dissenting stockholders who owned Omnipoint common stock will become entitled to receive the consideration to be received under the Omnipoint reorganization agreement, without interest.

     Within 120 days after the effective time, each stockholder who has complied with the requirements of section 262(a) and (d) is, upon written request to Omnipoint, entitled to receive from Omnipoint a statement setting forth the aggregate number of shares not voted in favor of the Omnipoint merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Omnipoint must mail the information to the requesting stockholder by the later of (1) 10 days after receipt of the request by Omnipoint or (2) 130 days after the effective time.

     If a stockholder files a petition with the Chancery Court, Omnipoint will file a verified list of all stockholders who have demanded appraisal rights and with whom Omnipoint has not agreed as to the value of their shares. Thereafter, the Chancery Court will notify all those stockholders on the list as to the time and place of the hearing upon the petition to determine the stockholders who have become entitled to appraisal rights and thereafter to appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Omnipoint merger, plus a fair rate of interest, if any. In determining the fair value and rate of interest, the Chancery Court shall consider all relevant factors. The court may permit discovery. Any stockholder who appears on the list submitted by Omnipoint in the preceding paragraph may participate fully in all proceedings.

     The Chancery Court will direct the payment of the fair value of the shares, together with interest, if any, by Omnipoint to the stockholders who are entitled to such payment upon the surrender of the certificates representing such stock to Omnipoint. The costs of the proceeding may be determined by the Chancery Court and assessed against the parties as the Chancery Court deems equitable. From and after the effective time, any stockholder who has demanded appraisal rights shall thereafter neither be entitled to vote such stock for any purpose nor be entitled to the payment of dividends or other distributions on the stock (except those payable to stockholders of record at a date which is prior to the effective time).

     Omnipoint stockholders considering seeking appraisal should keep the following in mind:

     - the fair value of their Omnipoint common stock determined under section 262 could be more, the same, or less than the consideration receivable pursuant to the Omnipoint reorganization agreement;

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     - Omnipoint stockholders who exercise dissenters' rights will not become stockholders of VoiceStream Holdings; and

     - Omnipoint stockholders receiving cash upon the exercise of appraisal rights may recognize gain or loss for income tax purposes.

NO DISSENTERS' RIGHTS OF APPRAISAL FOR AERIAL STOCKHOLDERS

     Aerial stockholders will not have dissenters' rights of appraisal as a result of the Aerial reorganization. A copy of the relevant provisions of the Delaware General Corporation Law is set forth in Annex J.

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                        BUSINESS OF VOICESTREAM HOLDINGS

     VoiceStream Holdings was incorporated in June 1999 as a Delaware corporation to act as the parent company for certain business combinations involving VoiceStream. We have not conducted any activities other than in connection with our organization and the reorganizations. Upon consummation of both the Omnipoint reorganization and the Aerial reorganization, VoiceStream, Omnipoint and Aerial will be subsidiaries of VoiceStream Holdings. Upon the closing of the first to occur of the Omnipoint reorganization or the Aerial reorganization, we will change our name to VoiceStream Wireless Corporation.

     Our business initially will be the combined current businesses of VoiceStream and either or both of Aerial and Omnipoint, and our assets will be the current assets of VoiceStream, and either or both of Omnipoint and Aerial and their subsidiaries, subject to the contribution of certain assets to joint ventures with Cook Inlet. The operations and assets of, and our relationship with, Cook Inlet are more fully described in "The Business of VoiceStream Holdings After the Reorganizations; Relationship with Cook Inlet -- Joint Ventures in Which We Hold Interests" below.

     While we believe that the reorganizations will create a strong national competitor in the wireless communications industry, we will be subject to the same competition issues described in the most recent reports on Form 10-K of Omnipoint and Aerial and Form 10/A of VoiceStream, and subject to the risks detailed in "Risk Factors."

     Since the announcement of the reorganizations, we have been analyzing the operations of Aerial, Omnipoint and VoiceStream and developing strategies and plans to combine and integrate various aspects of the respective businesses of VoiceStream, Omnipoint and Aerial.

BACKGROUND -- THE WIRELESS COMMUNICATIONS INDUSTRY

OVERVIEW

     Wireless communications systems use a variety of radio frequencies to transmit voice and data. Broadly defined, the wireless communications industry includes one-way radio applications, such as paging or beeper services, and two-way radio applications, such as cellular, PCS and enhanced specialized mobile radio networks. Each such application is licensed in a distinct radio frequency block.

     Since its introduction in 1983, wireless service has grown dramatically. As of June 30, 1999, according to the Cellular Telephone Industry Association, referred to as CTIA, there were 76 million wireless subscribers in the United States, representing a penetration rate of 28%.

     In the wireless communications industry, there are two principal frequency bands licensed by the FCC for transmitting two way voice and data signals, "cellular" and "PCS." Cellular systems are generated at 824 to 899 MHz and can be either analog or digital. Digital systems convert voice or data signals into a stream of digits that is compressed before transmission, enabling a single radio channel to carry multiple simultaneous signal transmissions. This technology enables enhanced capacity, along with improvements in digital signaling, thereby allowing digital-based wireless carriers to offer new and enhanced services, such as greater call privacy, and robust data transmission features, such as "mobile office" applications (including facsimile, electronic mail and wireless connections to computer/data networks, including the Internet). See "-- Operation of Wireless Communications Systems."

     PCS is a term commonly used in the United States to describe a portion of radio spectrum from 1850 to 1990 MHz. This portion of radio spectrum is to be used by PCS licensees to provide

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wireless communications services. PCS spectrum was auctioned by the FCC in six frequency blocks (A-F) beginning with the A and B Blocks in late 1994 and 1995. In late 1995 and in 1996 the C Block was auctioned and the FCC concluded simultaneous auctions of the D, E and F Blocks in 1997. In 1999, the FCC reauctioned portions of the C, D, E and F Blocks that were returned or not purchased in previous auctions. PCS competes directly with existing cellular telephone, paging and specialized mobile radio services. PCS also includes features that are not generally offered by analog cellular providers, such as data transmissions to and from portable computers, advanced paging services and facsimile services. In addition, wireless providers may eventually offer mass market wireless local loop applications in competition with wired local communications services. See "-- Governmental Regulation" for a discussion of the FCC auction process and allocation of wireless licenses.

OPERATION OF WIRELESS COMMUNICATIONS SYSTEMS

     Wireless communications system service areas, whether cellular or PCS, are divided into multiple cells. Due to the frequencies on which they operate, a single cell in a cellular system generally transmits over a wider radius than a comparable PCS cell. In both cellular and PCS systems, each cell contains a transmitter, a receiver and signaling equipment (collectively referred to as the "cell site"). The cell site is connected by microwave or landline telephone lines to a switch that uses computers to control the operation of the wireless communications system for the entire service area. The system controls the transfer of calls from cell to cell as a subscriber's handset travels, coordinates calls to and from handsets, allocates calls among the cells within the system and connects calls to the local landline telephone system or to a long distance telephone carrier. Wireless communications providers establish interconnection agreements with local exchange carriers and interexchange carriers, thereby integrating their system with the existing landline communications system.

     Because the signal strength of a transmission between a handset and a cell site declines as the handset moves away from the cell site, the switching office and the cell site monitor the signal strength of calls in progress. When the signal strength of a call declines to a predetermined level, the switching office may "hand off" the call to another cell site where the signal strength is stronger. If a handset leaves the service area of a cellular or PCS system, the call is disconnected unless there is a technical connection with the adjacent system.

     Wireless system operators normally agree to provide service to subscribers from other compatible wireless systems who are temporarily located in or traveling through their service areas in a practice called "roaming." Agreements among system operators provide that the carrier that normally provides services to the roaming subscriber pays the serving carrier at rates prescribed by the serving carrier. Analog cellular handsets are functionally compatible with cellular systems in all markets within the United States. As a result, analog cellular handsets may be used wherever a subscriber is located, as long as a cellular system is operational in the area and necessary roaming arrangements exist. Although PCS and cellular systems utilize similar technologies and hardware, they operate on different frequencies and use different technical and network standards. Dual mode handsets, however, make it possible for users of one type of system to "roam" on a different type of system outside of their service area.

     PCS systems operate under one of three principal digital signal transmission technologies, or standards, that have been deployed by various operators and vendors for use in PCS systems: GSM: Time Division Multiple Access, referred to as TDMA; or Code Division Multiple Access, referred to as CDMA.

     GSM and TDMA are both based upon time-division of spectrum and are currently incompatible with each other and with CDMA. Accordingly, a subscriber of a system that utilizes GSM technology is currently unable to use a GSM handset when traveling in an area not served by GSM-based PCS operators, unless the subscriber carries a dual-mode handset that permits the subscriber to use the analog cellular system in that area. Under a memorandum of understanding between GSM operators in the United States and Canada and the association of TDMA operators in the United States and Canada, there are plans to promote the interoperability of GSM and TDMA standards.

     The following sets forth our view as to the relative advantages and disadvantages of the three different technologies:

     GSM is the most widely used wireless technology in the world, serving over 215 million customers. GSM's main advantages include:

     - An open system architecture, supported by a variety of vendors, that allows operators to achieve cost economies in infrastructure and mobile terminal equipment

     - The benefits of a single phone number and transparent services on a global roaming basis

     - High-capacity, as well as high voice quality

     - Industry-leading encryption and authentication technology which provides customers with a high level of subscription and conversation privacy

     - GSM has supported wireless data from its inception, and is currently evolving to support high-speed wireless data access to allow subscribers access to internet and mobile data services

     GSM's drawback is that the technology has not historically been widely deployed by North American wireless operators, and is based on a different network protocol than other North American standards, making system interoperability and roaming with other North American cellular or PCS systems more difficult.

     CDMA has been widely deployed in North America and parts of Asia. CDMA's main advantages include:

     - It has been adopted by more PCS licensees in the United States than GSM or TDMA, and currently has significantly greater market share and penetration than GSM

     - High voice quality

     - Radio architecture that permits maximum frequency reuse, theoretically increasing system capacity and freeing the wireless operator from detailed frequency planning

     - It has easier interoperability with North American analog cellular systems

     CDMA's drawback is that it is a closed architecture, dependent upon intellectual property rights owned by a few manufacturers which increases the costs of infrastructure and handsets. In addition, it has had limited global deployment as compared to GSM, thus limiting the customers' ability to use their CDMA service on a global basis.

     TDMA has been widely deployed in North and South America. TDMA's main advantages include:

     - It has easier interoperability with North American analog cellular systems

     - Infrastructure and terminal costs that are lower than those of CDMA systems

     - As a result of the convergence agreement with the GSM MOU, TDMA will have access to the data capabilities of GSM

     TDMA's drawbacks include a narrow radio channel which limits voice quality and support for advanced, higher-speed data services. In addition, its low level of global deployment limits the number of equipment vendors, thus raising costs, and also limits the customers' ability to use their TDMA service on a global basis.

THE BUSINESS OF VOICESTREAM HOLDINGS AFTER THE REORGANIZATIONS

     After the reorganizations, we will:

     - be a leading PCS provider in the United States with a nearly nationwide wireless footprint utilizing a single technology and common frequencies;

     - own, collectively with joint venture entities in which we will have interests, 338 broadband PCS licenses covering:

        - 23 of the 25 largest U.S. markets; and

        - over 218 million persons;

     - serve more than 1.7 million customers through more than 6,900 operational cell sites; and

     - be the largest PCS provider using GSM technology in the United States.

     The following table sets forth the markets currently owned and operated by each company or by joint ventures in which it holds interests:

                               OPERATING MARKETS

         VOICESTREAM                OMNIPOINT                   AERIAL
         -----------                ---------                   ------
    Phoenix/Tucson             New York                  Houston
    Seattle/Tacoma             Philadelphia              Minneapolis
    Denver                     Detroit                   Tampa
    Portland                   Boston                    Pittsburgh
    San Antonio                Miami/Ft. Lauderdale      Kansas City
    Salt Lake City             Providence                Columbus
    Oklahoma City              Hartford                  Orlando
    Austin                     Indianapolis              Sarasota
    Honolulu                   Albany                    Daytona Beach
    Albuquerque                New Haven                 Melbourne
    Boise
    Des Moines
    El Paso

     Our goal is to establish our service offerings as one of the best values in wireless communications and achieve significant market penetration, particularly in the fast growing "new to wireless" segment. Our value message is delivered through VoiceStream's "Get More" marketing campaign. Our customers get "more" airtime in the form of large bundled minutes, "more" meaningful features designed to complement today's lifestyles and "more" knowledgeable and responsive customer service. Our marketing message will use advertising media and direct marketing in an attempt to build a dominant brand and establish our reputation as a superior value service provider. This marketing message is delivered with a celebrity spokesperson -- Jamie Lee Curtis. We believe her unique appeal crosses all major demographic groups.

     After the reorganizations, we will continue to offer the services offered by VoiceStream, Omnipoint and Aerial, which include advanced data capabilities, voice and text messaging, privacy and security using smart card technology, caller ID and global roaming. We also expect to continue providing and developing our prepaid wireless products. Our services will be sold through an extensive and balanced distribution network featuring national and local dealers, company-owned stores and a direct sales force.

     We will continue to employ the GSM digital standard for our PCS systems. We believe GSM has significant cost advantages over competing technologies. The advantages include an open architecture that allows greater flexibility in selecting from a larger group of proven North American, European and Asian equipment vendors. GSM is the leading international standard serving over 215 million customers in 137 countries worldwide.

     VoiceStream, Omnipoint and Aerial collectively have entered into roaming agreements with substantially all of the licensees that have deployed the GSM standard in North America, and are members of the GSM Alliance, an organization of North American GSM service providers whose members hold licenses that cover substantially all of the United States population and serve over 2,400 North American cities. Such agreements allow our subscribers to roam on these carriers' PCS systems, and vice versa. In addition, VoiceStream has entered into roaming agreements with cellular carriers which, together with roaming agreements with GSM carriers, will permit our subscribers with dual-mode capability to roam in substantially all areas across the United States. VoiceStream, Omnipoint and Aerial also have reciprocal roaming agreements with a variety of international carriers which enable their subscribers with compatible handsets to roam in most countries of the world.

STRATEGY

     Following completion of the reorganizations, our strategy will be to efficiently consolidate the operations and marketing of VoiceStream, Omnipoint and Aerial under the VoiceStream brand name, and to:

     - Penetrate the rapidly growing, broad consumer segment by offering the best value. We will seek to penetrate the consumer segment of the market, particularly in the fast growing "new to wireless" segment, by providing the best value in wireless with more minutes, more features and more services for the money than the competition at attractive price points, and establishing our compelling "Get More" marketing message.

     - Establish brand differentiation of our proprietary VoiceStream brand. We strive to gain brand differentiation and awareness of our marketing message by promoting the VoiceStream brand with our celebrity spokesperson, Jamie Lee Curtis. Our marketing employs the comprehensive use of television, radio, print, outdoor and sponsorship media to establish our reputation as a superior value service provider.

     - Achieve cost efficiencies through centralization and size. We plan to continue to centralize key functions such as customer care and sales. Our size should also enable us to purchase network and subscriber equipment at favorable pricing and financing terms.

     - Build high quality networks with extensive coverage. We plan to continue to construct our networks to provide high capacity and excellent call quality. In addition, we will seek to launch networks with substantial geographic coverage in and around the metropolitan markets that we serve.

     - Offer robust features that capitalize on the advantages of GSM technology. We will strive to continue to offer the most robust set of features available in connection with GSM technology. Users of GSM currently enjoy a feature set not currently available with other widely deployed broadband standards, that includes wireless e-mail, voice and text messaging, privacy and security using smart card technology, caller ID, and global roaming.

     - Acquire PCS licenses and systems opportunistically. We have acquired our current licenses in a disciplined fashion, paying what we believe have been attractive prices. We will continue to seek opportunities to acquire additional PCS licenses, systems and/or operators which are additive to our current footprint or further the availability of GSM service in North America.

MARKETS AND SYSTEMS

     If the East/West merger closes before the Omnipoint reorganization and both the Omnipoint and Aerial reorganizations occur, we will own, collectively with joint venture entities in which we have interests, 338 broadband PCS licenses covering over 218 million persons, and we will serve more than 1.7 million customers. See "-- Governmental Regulation; Licensing of PCS Systems."

     If only the Omnipoint reorganization is completed, we will own, collectively with joint venture entities in which we have interests, 332 licenses covering over 193 million persons, and we will serve more than 1.4 million customers.

     If only the Aerial reorganization is completed, we will own, collectively with joint venture entities in which we have interests, 171 licenses covering over 116 million persons, and we will serve more than 1.0 million customers.

     Both the markets we own and those operated by joint ventures in which we hold interests will use the VoiceStream brand name. Our financial accounting for joint ventures in which we hold interests differs from that for markets we own because we account for our interests in joint ventures as investments using the equity method of accounting. Our net share of the revenues and expenses of markets operated by joint ventures are reflected using the equity method of accounting on a single line in VoiceStream Holding's consolidated statement of operations. Additionally, VoiceStream Holdings' portion of the assets and liabilities of each joint venture will be reflected, net of VoiceStream Holdings' portion of each joint ventures' cumulative net income or loss, in one line on its balance sheet.

     The following tables set forth the licenses we and the joint venture entities in which we have interests, will hold, together with the populations covered by such licenses, and distinguishes the licenses presently held by VoiceStream, Omnipoint and Aerial, and joint ventures in which VoiceStream, Omnipoint or Aerial hold interests or in which we will hold interests. The markets in which we, or joint ventures in which we will hold interests, are currently operating are listed in the table entitled "Operating Markets." Each table lists MTA markets in descending order by covered population, largest population listed first with BTAs within such markets listed alphabetically. Depending on the completion of either or both of the reorganizations, the licenses which we and the joint ventures in which we have interests hold will cover all or a mixture of the following license areas. Unless the context otherwise requires, when used herein, with respect to a licensed area, "persons" and "population" are interchangeable and refer to the aggregate number of persons located in such licensed area. Persons and population data are estimated for 1999 based upon 1998 estimates by Claritas adjusted by VoiceStream by applying Claritas' growth factors from 1997 to 1998.

     VOICESTREAM LICENSES

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
SAN FRANCISCO-SAN JOSE
  San Francisco........................................   6,965,000        E       10 MHz
CLEVELAND
  Ashtabula............................................     102,000        E       10 MHz
  Canton-New Philadelphia..............................     526,000        E       10 MHz
  Cleveland-Akron......................................   2,964,000        E       10 MHz
  East Liverpool-Salem.................................     111,000        E       10 MHz
  Erie.................................................     278,000        E       10 MHz
  Mansfield............................................     226,000        E       10 MHz
  Meadville............................................      89,000        E       10 MHz
  Sandusky.............................................     140,000        E       10 MHz
  Sharon...............................................     122,000        E       10 MHz
  Youngstown-Warren....................................     480,000        E       10 MHz
                                                         ----------
                                                          5,038,000
DENVER
  Casper-Gillette......................................     140,000        B       30 MHz
  Cheyenne.............................................     109,000        B       30 MHz
  Colorado Springs.....................................     513,000        B       30 MHz
  Denver...............................................   2,478,000        B       30 MHz
  Fort Collins.........................................     231,000        B       30 MHz
  Grand Junction.......................................     233,000        B       30 MHz
  Greeley..............................................     160,000        B       30 MHz
  Pueblo...............................................     299,000        B       30 MHz
  Rapid City...........................................     194,000        B       30 MHz
  Riverton.............................................      49,000        B       30 MHz
  Rock Springs.........................................      59,000        B       30 MHz
  Scottsbluff..........................................     101,000        B       30 MHz
                                                         ----------
                                                          4,566,000
PHOENIX
  Flagstaff............................................     119,000        D       10 MHz
  Nogales..............................................      40,000        D       10 MHz
  Phoenix(2)...........................................   3,191,000        D       10 MHz
  Prescott.............................................     153,000        D       10 MHz
  Sierra Vista-Douglas.................................     114,000        D       10 MHz
  Tucson(2)............................................     807,000        D       10 MHz
  Yuma.................................................     126,000        D       10 MHz
                                                         ----------
                                                          4,550,000
ST. LOUIS
  Cape Girardeau.......................................     188,000        E       10 MHz
  Carbondale-Marion....................................     218,000        E       10 MHz
  Columbia.............................................     208,000        E       10 MHz
  Jefferson City.......................................     156,000        D       10 MHz
  Kirksville...........................................      56,000        E       10 MHz
  Mount Vernon.........................................     122,000        D       10 MHz

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
Poplar Bluff...........................................     155,000        D       10 MHz
  Quincy-Hannibal......................................     180,000        D       10 MHz
  Rolla................................................      93,000        D       10 MHz
  St. Louis............................................   2,822,000        E       10 MHz
  West Plains..........................................      75,000        D       10 MHz
                                                         ----------
                                                          4,273,000
PORTLAND
  Bend.................................................     141,000        A       30 MHz
  Coos Bay-North Bend..................................      84,000        A       30 MHz
  Eugene-Springfield...................................     312,000        A       30 MHz
  Klamath Falls........................................      81,000        A       30 MHz
  Longview.............................................      96,000        A       30 MHz
  Medford-Grants Pass..................................     249,000        A       30 MHz
  Portland.............................................   2,041,000        A       30 MHz
  Roseburg.............................................     103,000        A       30 MHz
  Salem-Albany.........................................     514,000        A       30 MHz
                                                         ----------
                                                          3,621,000
RICHMOND-NORFOLK
  Danville.............................................     168,000        E       10 MHz
  Lynchburg............................................     161,000        E       10 MHz
  Martinsville.........................................      90,000        E       10 MHz
  Norfolk-VA Beach.....................................   1,763,000        E       10 MHz
  Richmond-Petersburg..................................   1,202,000        E       10 MHz
  Staunton-Waynesburo..................................     107,000        E       10 MHz
                                                         ----------
                                                          3,491,000
SEATTLE
  Olympia-Centralia....................................     327,000        E       10 MHz
  Seattle-Tacoma(2)....................................   3,090,000        E       10 MHz
                                                         ----------
                                                          3,417,000
SALT LAKE CITY
  Logan................................................     101,000        A       30 MHz
  Provo-Orem...........................................     358,000        A       30 MHz
  Salt Lake City.......................................   1,554,000        A       30 MHz
  St. George...........................................     129,000     A, E       40 MHz
  Boise-Nampa..........................................     538,000        A       30 MHz
  Idaho Falls..........................................     211,000        A       30 MHz
  Pocatello............................................     102,000        A       30 MHz
  Twin Falls...........................................     158,000        A       30 MHz
                                                         ----------
                                                          3,151,000

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
DES MOINES-QUAD CITIES
  Burlington...........................................     137,000        A       10 MHz
  Cedar Rapids.........................................     280,000        A       10 MHz
  Clinton-Sterling.....................................     146,000        A       10 MHz
  Davenport-Moline.....................................     427,000        A       10 MHz
  Des Moines(1)........................................     776,000        A    10/30 MHz
  Dubuque..............................................     177,000        A       10 MHz
  Fort Dodge...........................................     126,000        A       10 MHz
  Iowa City............................................     122,000        A       10 MHz
  Marshalltown.........................................      56,000        A       10 MHz
  Mason City...........................................     116,000        A       10 MHz
  Ottumwa..............................................     123,000        A       10 MHz
  Sioux City...........................................     341,000        A       10 MHz
  Waterloo-Cedar Falls.................................     259,000        A       10 MHz
                                                         ----------
                                                          3,086,000
DALLAS-FORT WORTH
  Abilene..............................................     256,000        D       10 MHz
  Amarillo.............................................     407,000        D       10 MHz
  Austin...............................................   1,188,000        D       10 MHz
  Big Spring...........................................      35,000        D       10 MHz
  Brownwood............................................      62,000        D       10 MHz
  Clovis...............................................      80,000        E       10 MHz
  Hobbs................................................      56,000        D       10 MHz
  Lubbock..............................................     404,000        E       10 MHz
  Midland..............................................     122,000     D, E       20 MHz
  Odessa...............................................     217,000     D, E       20 MHz
  Paris................................................      91,000        D       10 MHz
  San Angelo...........................................     165,000        D       10 MHz
                                                         ----------
                                                          3,083,000
EL PASO-ALBUQUERQUE
  Albuquerque..........................................     792,000        A       30 MHz
  Carlsbad.............................................      54,000        A       30 MHz
  Farmington-Durango...................................     194,000        A       30 MHz
  Gallup...............................................     141,000        A       30 MHz
  Las Cruces...........................................     240,000        A       30 MHz
  Roswell..............................................      79,000        A       30 MHz
  Santa Fe.............................................     204,000        A       30 MHz
  El Paso..............................................     772,000        A       30 MHz
                                                         ----------
                                                          2,476,000

LITTLE ROCK
  Fayetteville-Springdale..............................     292,000        E       10 MHz
  Fort Smith...........................................     311,000        D       10 MHz
  Harrison.............................................      87,000        D       10 MHz
  Hot Springs..........................................     132,000        D       10 MHz
  Jonesboro-Paragould..................................     174,000        E       10 MHz
  Little Rock..........................................     920,000        D       10 MHz
  Pine Bluff...........................................     148,000        D       10 MHz
  Russellville.........................................      93,000        E       10 MHz
                                                         ----------
                                                          2,157,000

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
OKLAHOMA CITY
  Ada..................................................      54,000        A       30 MHz
  Ardmore..............................................      88,000        A       30 MHz
  Enid.................................................      85,000     A, E       40 MHz
  Lawton-Duncan........................................     173,000        A       30 MHz
  McAlester............................................      53,000        A       30 MHz
  Oklahoma City........................................   1,391,000     A, E       40 MHz
  Ponca City...........................................      46,000     A, E       40 MHz
  Stillwater...........................................      76,000     A, E       40 MHz
                                                         ----------
                                                          1,966,000
SAN ANTONIO
  San Antonio..........................................   1,805,000        D       10 MHz
MILWAUKEE
  Milwaukee............................................   1,789,000        D       10 MHz

MINNEAPOLIS-ST. PAUL
  Aberdeen.............................................      87,000        D       10 MHz
  Bemidji..............................................      64,000        D       10 MHz
  Bismarck.............................................     127,000        E       10 MHz
  Fargo................................................     307,000        E       10 MHz
  Grand Forks..........................................     208,000        D       10 MHz
  Huron................................................      54,000        D       10 MHz
  Mitchell.............................................      84,000        D       10 MHz
  Sioux Falls..........................................     232,000        D       10 MHz
  Watertown............................................      76,000        D       10 MHz
  Willmar-Marshall.....................................      84,000        E       10 MHz
  Worthington..........................................      96,000        D       10 MHz
                                                         ----------
                                                          1,419,000

SPOKANE-BILLINGS
  Billings.............................................     307,000        E       10 MHz
  Bozeman..............................................      77,000        E       10 MHz
  Butte................................................      67,000        D       10 MHz
  Great Falls..........................................     164,000        E       10 MHz
  Helena...............................................      67,000        D       10 MHz
  Kalispell............................................      72,000        D       10 MHz
  Kennewick-Pasco......................................     189,000        D       10 MHz
  Lewiston-Moscow......................................     123,000        E       10 MHz
  Missoula.............................................     164,000        D       10 MHz
  Walla Walla-Pendleton(2).............................     169,000        D       10 MHz
                                                         ----------
                                                          1,399,000
                                                         ----------

CINCINNATI-DAYTON
  Dayton-Springfield...................................   1,209,000        E       10 MHz

HONOLULU
  Hilo.................................................     142,000        A       30 MHz
  Honolulu.............................................     866,000        A       30 MHz
  Kahului-Wailuku-Lahaina..............................     123,000        A       30 MHz
  Lihue................................................      57,000        A       30 MHz
                                                         ----------
                                                          1,188,000

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
WICHITA
  Hutchinson...........................................     124,000        D       10 MHz
  Salina...............................................     143,000        D       10 MHz
  Wichita..............................................     652,000        D       10 MHz
                                                         ----------
                                                            919,000
OMAHA
  Grand Island.........................................     148,000        E       10 MHz
  Hastings.............................................      72,000        E       10 MHz
  Lincoln..............................................     332,000        E       10 MHz
  McCook...............................................      34,000        E       10 MHz
  Norfolk..............................................     112,000        E       10 MHz
  North Platte.........................................      85,000        E       10 MHz
                                                         ----------
                                                            783,000
KANSAS CITY
  Manhattan-Junction City..............................     110,000        D       10 MHz
CHICAGO
  Jacksonville.........................................      71,000        E       10 MHz
TULSA
  Coffeyville..........................................      61,000        D       10 MHz
                                                         ----------
VOICESTREAM TOTAL......................................  62,593,000
                                                         ==========

-------------------------
(1) VoiceStream contributed portions of the Des Moines BTA license to Iowa Wireless. As a result, we will own 30 MHz of the license for certain counties within the Des Moines BTA but only 10 MHz for the remainder of the Des Moines BTA. The remaining 20 MHz is owned by Iowa Wireless.

(2) Cook Inlet PCS also owns 10 MHz F Block licenses for these BTAs.

     OMNIPOINT LICENSES

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
NEW YORK
Albany.................................................   1,042,000     A, E       40 MHz
  Allentown............................................     714,000        A       30 MHz
  Binghamton...........................................     338,000        A       30 MHz
  Burlington...........................................     395,000        A       30 MHz
  Elmira...............................................     313,000        A       30 MHz
  Glens Falls..........................................     122,000     A, E       40 MHz
  Hartford.............................................   1,103,000        A       30 MHz
  Ithaca...............................................      96,000        A       30 MHz
  New Haven............................................     976,000        A       30 MHz
  New London...........................................     358,000        A       30 MHz
  New York.............................................  18,572,000     A, D       40 MHz
  Oneonta..............................................     108,000        A       30 MHz
  Pittsburgh...........................................     115,000        A       30 MHz
  Poughkeepsie.........................................     429,000        A       30 MHz
  Rutland..............................................      99,000        A       30 MHz
  Scranton.............................................     659,000        A       30 MHz
  Stroudsburg..........................................     128,000        A       30 MHz
  Syracuse.............................................     782,000        A       30 MHz
  Utica................................................     288,000        A       30 MHz
  Watertown............................................     303,000        A       30 MHz
                                                         ----------
                                                         26,940,000

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
DETROIT
  Adrian(1)(2).........................................      99,000        E       10 MHz
  Detroit(1)(2)........................................   5,020,000        E       10 MHz
  Findlay-Tiffin.......................................     152,000     D, E       20 MHz
  Flint................................................     513,000        E       10 MHz
  Grand Rapids(1)(2)...................................   1,043,000        E       10 MHz
  Jackson(1)(2)........................................     204,000        E       10 MHz
  Lansing(1)...........................................     519,000        E       10 MHz
  Lima.................................................     251,000     D, E       20 MHz
  Mt. Pleasant.........................................     129,000        E       10 MHz
  Muskegon(2)..........................................     221,000        E       10 MHz
  Petoskey.............................................     100,000        D       10 MHz
  Saginaw-Bay City.....................................     636,000        E       10 MHz
  Toledo(1)............................................     777,000        D       10 MHz
                                                         ----------
                                                          9,664,000
BOSTON-PROVIDENCE
  Bangor(2)............................................     321,000        E       10 MHz
  Boston...............................................   4,259,000     D, E       20 MHz
  Hyannis..............................................     232,000        D       10 MHz
  Keene................................................     115,000     D, E       20 MHz
  Lewiston-Auburn......................................     215,000        E       10 MHz
  Manchester-Nashua-Concord............................     582,000     D, E       20 MHz
  Pittsfield(2)........................................     134,000        E       10 MHz
  Portland-Brunswick...................................     495,000        D       10 MHz
  Presque Isle(1)......................................      75,000     D, E       20 MHz
  Providence-Pawtucket-New Bedford-Fall River(1).......   1,502,000        D       10 MHz
  Springfield-Holyoke(2)...............................     659,000        D       10 MHz
  Waterville-Augusta...................................  168,000...     D, E       20 MHz
  Worcester-Fitchburg-Leominster.......................     726,000     D, E       20 MHz
                                                         ----------
                                                          9,483,000
WASHINGTON-BALTIMORE
  Charlottesville......................................     217,000        E       10 MHz
  Cumberland...........................................     159,000        E       10 MHz
  Fredericksburg.......................................     159,000        D       10 MHz
  Hagerstown-Chambersburg-Martinsburg..................     353,000        D       10 MHz
  Salisbury............................................     178,000     D, E       20 MHz
  Washington, D.C......................................   4,516,000        E       10 MHz
                                                         ----------
                                                          5,582,000
MIAMI-FT. LAUDERDALE
  Miami-Ft. Lauderdale(1)..............................   3,743,000        E       10 MHz
ST. LOUIS
  Columbia.............................................     208,000        D       10 MHz
  Kirksville...........................................      56,000        D       10 MHz
  Mt. Vernon-Centralia(2)..............................     122,000        E       10 MHz
  Quincy-Hannibal......................................     180,000        E       10 MHz
  St. Louis(2).........................................   2,822,000        D       10 MHz
                                                         ----------
                                                          3,388,000
INDIANAPOLIS
  Bloomington-Bedford..................................     237,000        E       10 MHz
  Columbus(1)..........................................     154,000        E       10 MHz
  Indianapolis.........................................   1,468,000        E       10 MHz
  Kokomo-Logansport(2).................................     185,000        D       10 MHz

                 MTA/BTA LICENSE AREA                    POPULATION    BLOCK       MHZ
                 --------------------                    ----------    -----    ---------
Lafayette..............................................     267,000        E       10 MHz
  Marion...............................................     107,000        E       10 MHz
  Terre Haute(1).......................................     246,000        E       10 MHz
  Vincennes-Washington(1)..............................      94,000        E       10 MHz
                                                         ----------
                                                          2,758,000
BUFFALO-ROCHESTER
  Jamestown-Dunkirk....................................     183,000        E       10 MHz
  Olean-Bradford.......................................     243,000     D, E       20 MHz
  Rochester(2).........................................   1,143,000        D       10 MHz
                                                         ----------
                                                          1,569,000
CHICAGO
  Elkhart(2)...........................................     256,000        E       10 MHz
  Galesburg............................................      74,000        E       10 MHz
                                                         ----------
                                                            330,000
WICHITA
  Hutchinson...........................................     124,000        E       10 MHz
  Salina(2)............................................     143,000        E       10 MHz
                                                         ----------
                                                            267,000
LITTLE ROCK
  El Dorado-Magnolia-Camden............................     103,000        E       10 MHz
                                                         ----------
OMNIPOINT TOTAL........................................  63,827,000
                                                         ==========

---------------
(1) Cook Inlet/VoiceStream GSM II also will own licenses for these BTAs upon the completion of the Omnipoint reorganization.

(2) Cook Inlet/VoiceStream GSM III also will own licenses for these BTAs upon the completion of the Omnipoint reorganization.

     AERIAL LICENSES

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
MINNEAPOLIS
  Aberdeen................................................      87,000      B      30 MHz
  Bemidji.................................................      64,000      B      30 MHz
  Bismarck................................................     127,000      B      30 MHz
  Brainerd................................................      94,000      B      30 MHz
  Dickinson...............................................      36,000      B      30 MHz
  Duluth..................................................     408,000      B      30 MHz
  Eau Claire..............................................     189,000      B      30 MHz
  Fargo...................................................     307,000      B      30 MHz

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
Fergus Falls..............................................     126,000      B      30 MHz
  Grand Forks.............................................     208,000      B      30 MHz
  Huron...................................................      54,000      B      30 MHz
  Ironwood................................................      32,000      B      30 MHz
  Mankato.................................................     247,000      B      30 MHz
  Minneapolis.............................................   3,142,000      B      30 MHz
  Minot...................................................     121,000      B      30 MHz
  Mitchell................................................      84,000      B      30 MHz
  Rochester...............................................     241,000      B      30 MHz
  St. Cloud...............................................     279,000      B      30 MHz
  Sioux Falls.............................................     232,000      B      30 MHz
  Watertown...............................................      76,000      B      30 MHz
  Williston...............................................      26,000      B      30 MHz
  Willmar-Marshall........................................     125,000      B      30 MHz
  Worthington.............................................      96,000      B      30 MHz
                                                            ----------
                                                             6,401,000
TAMPA
  Daytona Beach...........................................     476,000      A      30 MHz
  Lakeland................................................     456,000      A      30 MHz
  Melbourne...............................................     471,000      A      30 MHz
  Ocala...................................................     243,000      A      30 MHz
  Orlando.................................................   1,528,000      A      30 MHz
  Sarasota................................................     571,000      A      30 MHz
  Tampa...................................................   2,466,000      A      30 MHz
                                                            ----------
                                                             6,211,000
HOUSTON
  Beaumont................................................     457,000      A      30 MHz
  Bryan...................................................     165,000      A      30 MHz
  Houston.................................................   4,793,000      A      30 MHz
  Lake Charles............................................     278,000      A      30 MHz
  Lufkin..................................................     156,000      A      30 MHz
  Victoria................................................     164,000      A      30 MHz
                                                            ----------
                                                             6,013,000
PITTSBURGH
  Altoona.................................................     225,000      B      30 MHz
  Clarksburg..............................................     193,000      B      30 MHz
  Du Bois.................................................     126,000      B      30 MHz
  Fairmont................................................      57,000      B      30 MHz
  Indiana.................................................      89,000      B      30 MHz
  Johnstown...............................................     235,000      B      30 MHz
  Morgantown..............................................     107,000      B      30 MHz
  New Castle..............................................      95,000      B      30 MHz
  Oil City................................................     105,000      B      30 MHz
  Pittsburgh..............................................   2,455,000      B      30 MHz
  Steubenville............................................     135,000      B      30 MHz
  Wheeling................................................     212,000      B      30 MHz
                                                            ----------
                                                             4,034,000
KANSAS CITY
  Emporia.................................................      46,000      B      30 MHz
  Joplin..................................................     235,000      B      30 MHz
  Kansas City.............................................   2,000,000      B      30 MHz
  Lawrence................................................      93,000      B      30 MHz
  Manhattan-Junction City.................................     110,000      B      30 MHz

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
Pittsburg-Parsons.........................................      90,000      B      30 MHz
  St. Joseph..............................................     190,000      B      30 MHz
  Sedalia.................................................      89,000      B      30 MHz
  Topeka..................................................     253,000      B      30 MHz
                                                            ----------
                                                             3,106,000
COLUMBUS
  Athens..................................................     131,000      B      30 MHz
  Chillicothe.............................................     103,000      B      30 MHz
  Columbus................................................   1,622,000      B      30 MHz
  Marion..................................................      96,000      B      30 MHz
  Parkersburg.............................................     181,000      B      30 MHz
  Zanesvile...............................................     187,000      B      30 MHz
                                                            ----------
                                                             2,320,000
                                                            ----------
AERIAL TOTAL..............................................  28,085,000
                                                            ==========

     RELATIONSHIP WITH COOK INLET -- JOINT VENTURES IN WHICH WE HOLD INTERESTS

     When implementing the PCS licensing scheme in the United States, the FCC established six PCS license Blocks, A, B, C, D, E, and F, and sold them to the high bidders in a series of auctions.

     As part of the process, the FCC adopted rules that granted a narrow category of designated entities the right to bid for and own C and F Block licenses. VoiceStream did not qualify as a designated entity and was unable to obtain C and F Block licenses.

     In order to continue expansion of the VoiceStream system, however, VoiceStream obtained 49.9% minority ownership interests in two joint ventures controlled by Cook Inlet Region, Inc., each of which qualified as a designated entity and was able to bid for and obtain C and F Block licenses. These joint ventures generally acquired licenses in markets where VoiceStream either did not hold licenses or held licenses with limited spectrum. The markets owned by these joint ventures include Tulsa and Spokane, which are currently operating, and Chicago and Dallas, which are in the early stages of development. VoiceStream executed agreements with each of the joint venture entities allowing the entities to operate under the VoiceStream brand name in licensed markets where VoiceStream did not hold licenses. In Seattle, Phoenix and other markets where the joint ventures hold licenses, and VoiceStream also holds licenses, VoiceStream owns and operates the network equipment and a system using the VoiceStream brand name. Each of VoiceStream and the joint ventures utilize air time, through reciprocal arrangements, on the other's spectrum in such markets and pay each other for such use. The joint venture also pays VoiceStream for the joint venture's use of any network equipment.

     Although Omnipoint qualified as a designated entity under FCC rules and was therefore able to hold and operate under C and F Block PCS licenses, VoiceStream Holdings does not qualify as a designated entity and therefore on completion of the Omnipoint reorganization cannot own or operate under C or F Block PCS licenses. As a result, immediately prior to the Omnipoint reorganization, the C and F Block PCS licenses of Omnipoint and existing rights of Omnipoint to obtain C and F Block PCS licenses are being transferred to two new joint venture entities controlled by Cook Inlet Region, Inc. VoiceStream Holdings will have a 49.9% minority interest in each of such entities. We will execute agreements with each of the joint venture entities permitting them to operate under the VoiceStream brand name in licensed markets where we do not also hold licenses. Philadelphia is among the Omnipoint markets that will be transferred to one of the Cook Inlet controlled entities and will be operated by the joint venture using the VoiceStream brand name. Licenses for Miami and

San Antonio will also be transferred to joint venture entities, but because we will also hold licenses for those markets, we will own and operate the network equipment and a system in those markets using the VoiceStream brand name. Each of VoiceStream and the joint ventures will utilize air time, through reciprocal arrangements, on the other's spectrum in those markets and will pay each other for such use. The joint ventures will also pay VoiceStream for the joint ventures' use of any network equipment.

     We expect that following the Omnipoint reorganization all markets owned by the four joint venture entities controlled by Cook Inlet will operate under the VoiceStream brand name. In markets where we also directly hold PCS licenses, we will continue to have agreements with such entities allowing equipment leasing, resale and roaming, enabling each of us to operate on the systems constructed for the markets, and we expect that we will retain rights to operate using the VoiceStream brand name. In any markets where a joint venture entity controlled by Cook Inlet operates using the VoiceStream brand name and we subsequently obtain a license to operate in such market, we may not be able to operate under the VoiceStream brand name.

     Our interests in these joint ventures allow us to extend the VoiceStream brand into markets where we otherwise would not be able to operate. Our interests in these joint ventures are recorded as investments on our balance sheet and we do not consolidate the revenues and expenses associated with operations of these joint ventures in our financial statements.

     We will not have control and will maintain limited investor protection rights after the Omnipoint reorganization in the four joint venture entities controlled by Cook Inlet Region, Inc. We will have substantial financial commitments and must rely on corresponding financial commitments to the joint venture entities from Cook Inlet in the markets served by these joint venture entities. Also, many of the systems owned by these joint venture entities have not been built out and the joint ventures will have substantial capital needs in connection with such build-outs.

     - Cook Inlet/VoiceStream PV/SS PCS, LP

     Cook Inlet/VoiceStream PV/SS PCS, LP, formerly Cook Inlet/Western Wireless PV/SS PCS, LP, is a Delaware limited partnership formed in November 1995. We will hold a 49.9% limited partnership interest in Cook Inlet PV/SS PCS. Cook Inlet PV/SS PCS began operations in the Tulsa market in June 1997, in the Phoenix/Tucson market in November 1998 and in the Seattle/ Tacoma and Spokane markets in February 1999. Cook Inlet PV/SS PCS has not yet finalized its construction plans for the other licenses it owns. Cook Inlet PV/SS PCS owns FCC licenses to provide wireless communications services in the following 19 BTA license areas. See "-- Governmental Regulation; Licensing of PCS Systems."

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
SEATTLE
  Aberdeen................................................      91,000      C      15 MHz
  Bellingham..............................................     161,000      F      10 MHz
  Bremerton...............................................     242,000      C      15 MHz
  Port Angeles............................................      93,000      C      15 MHz
  Seattle-Tacoma(1).......................................   3,090,000      F      10 MHz
  Wenatchee...............................................     211,000      C      15 MHz
  Yakima..................................................     259,000      C      15 MHz
                                                            ----------
                                                             4,147,000
PHOENIX
  Phoenix(1)..............................................   3,191,000      F      10 MHz
  Tucson(1)...............................................     807,000      F      10 MHz
                                                            ----------
                                                             3,998,000

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
CINCINNATI-DAYTON
  Cincinnati..............................................   2,139,000      F      10 MHz
TULSA
  Bartlesville............................................      47,000      C      15 MHz
  Coffeyville(1)..........................................      61,000      C      15 MHz
  Muskogee................................................     159,000      C      15 MHz
  Tulsa...................................................     910,000      C      15 MHz
                                                            ----------
                                                             1,177,000
                                                            ----------
SPOKANE-BILLINGS
  Spokane.................................................     733,000      C      15 MHz
  Walla Walla-Pendleton...................................     169,000      C      15 MHz
                                                            ----------
                                                               902,000
EL PASO-ALBUQUERQUE
  El Paso.................................................     772,000      F      10 MHz
DALLAS-FORT WORTH
  Temple-Killeen..........................................     354,000      F      10 MHz
KANSAS CITY
  Pittsburg-Parsons.......................................      90,000      F      10 MHz
                                                            ----------
COOK INLET PCS TOTAL......................................  13,579,000
                                                            ==========

---------------

(1) VoiceStream also owns 10 MHz D or E Block licenses for these BTAs.

     - Cook Inlet/VoiceStream PCS LLC

     Cook Inlet/VoiceStream PCS was formed on February 12, 1999. We will hold a 49.9% membership interest in Cook Inlet/VoiceStream PCS. Cook Inlet/VoiceStream PCS participated in the recently completed FCC reauction of C, D, E and F Block licenses and was the high bidder on the following 28 BTA licenses.

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
CHICAGO
Chicago...................................................   8,617,000      C      30 MHz
  Champaign-Urbana........................................     218,000      C      30 MHz
  Decatur-Effingham.......................................     247,000      C      30 MHz
  Jacksonville(1).........................................      71,000      C      15 MHz
  Kankakee................................................     135,000      C      30 MHz
  Mattoon.................................................      62,000      C      30 MHz
  Michigan City-La Porte..................................     109,000      C      30 MHz
  Rockford................................................     444,000      C      30 MHz
  Springfield.............................................     278,000      C      30 MHz
                                                            ----------
                                                            10,181,000
DALLAS
  Dallas-Fort Worth.......................................   5,121,000      C      30 MHz
  Longview-Marshall.......................................     315,000      C      30 MHz
  Shreveport..............................................     582,000      C      30 MHz
  Texarkana...............................................     263,000      C      30 MHz
  Tyler...................................................     301,000      C      30 MHz
  Waco....................................................     293,000      C      30 MHz
                                                            ----------
                                                             6,875,000

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
NEW ORLEANS
  Baton Rouge.............................................     667,000      C      30 MHz
  Hammond.................................................     105,000      C      30 MHz
  Lafayette-New Iberia....................................     530,000      C      30 MHz
                                                            ----------
                                                             1,302,000
OMAHA
  Omaha...................................................     965,000      C      15 MHz
PHOENIX
  Flagstaff...............................................     119,000      C      30 MHz
  Prescott................................................     153,000      C      30 MHz
  Sierra Vista-Douglas....................................     114,000      C      30 MHz
  Yuma....................................................     126,000      C      30 MHz
                                                            ----------
                                                               512,000
ST. LOUIS
  Cape Girardeau..........................................     188,000      C      30 MHz
  Poplar Bluff............................................     155,000      C      30 MHz
  Rolla...................................................      93,000      C      30 MHz
                                                            ----------
                                                               436,000
                                                            ----------
LITTLE ROCK
  El Dorado-Magnolia......................................     103,000      C      30 MHz
MINNEAPOLIS
  Aberdeen................................................      87,000      C      30 MHz
                                                            ----------
COOK INLET/VOICESTREAM PCS TOTAL..........................  20,461,000
                                                            ==========

-------------------------

(1) VoiceStream also owns a 10 MHz E Block license for the BTA.

     - Cook Inlet/VoiceStream GSM II PCS, LLC

     Cook Inlet/VoiceStream GSM II PCS, LLC was formed in anticipation of the Omnipoint reorganization. We will hold a 49.9% membership interest in Cook Inlet/VoiceStream GSM II PCS, LLC. Pursuant to the purchase agreement by and between Cook Inlet/VoiceStream GSM II PCS, LLC and Omnipoint, Cook Inlet/VoiceStream GSM II PCS, LLC will acquire BTA licenses and certain associated assets and liabilities for the following 54 BTA markets, as well as certain FCC Wireless Communications Services licenses:

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
DETROIT
  Battle Creek............................................     239,000      F      10 MHz
  Adrian(1)...............................................      99,000      F      10 MHz
  Detroit(1)..............................................   5,020,000      F      10 MHz
  Flint(1)................................................     513,000      F      10 MHz
  Grand Rapids(1).........................................   1,043,000      F      10 MHz
  Jackson(1)..............................................     204,000      F      10 MHz
  Lansing(1)..............................................     519,000      F      10 MHz
  Toledo(1)...............................................     777,000      F      10 MHz
                                                            ----------
                                                             8,414,000

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
PHILADELPHIA
  Atlantic City...........................................     339,000      C      15 MHz
  Dover...................................................     293,000      C      15 MHz
  Philadelphia-Wilmington-Trenton.........................   5,975,000      C      15 MHz
  Reading.................................................     355,000      C      15 MHz
                                                            ----------
                                                             6,962,000

MIAMI-FT. LAUDERDALE
  Miami-Ft. Lauderdale(1).................................   3,743,000      F      10 MHz
  W. Palm Beach-Boca Raton................................   1,078,000      F      10 MHz
                                                            ----------
                                                             4,821,000

WASHINGTON-BALTIMORE
  Baltimore...............................................   2,533,000      F      10 MHz
                                                            ----------

ATLANTA
  Albany-Tilton...........................................     342,000      F      10 MHz
  Augusta.................................................     567,000      F      10 MHz
  Macon-Warner Robins.....................................     641,000      F      10 MHz
  Savannah................................................     719,000      F      10 MHz
                                                            ----------
                                                             2,269,000

PUERTO RICO-USVI
  San Juan................................................   2,170,000      F      10 MHz

BIRMINGHAM
  Birmingham..............................................   1,304,000      F      10 MHz
  Gatsden.................................................     184,000      F      10 MHz
  Decatur.................................................     143,000      F      10 MHz
  Huntsville..............................................     511,000      F      10 MHz
                                                            ----------
                                                             2,142,000

SAN ANTONIO
  San Antonio.............................................   1,805,000      F      10 MHz

CHICAGO
  Benton Harbor...........................................     161,000      F      10 MHz
  Danville................................................     110,000      F      10 MHz
  Ft. Wayne...............................................     684,000      F      10 MHz
  Peoria..................................................     463,000      F      10 MHz
  South Bend-Mishawaka....................................     350,000      F      10 MHz
                                                            ----------
                                                             1,768,000

RICHMOND-NORFOLK
  Norfolk-Virginia Beach-
  Newport News............................................   1,763,000      F      10 MHz

NASHVILLE
  Nashville...............................................   1,665,000      F      10 MHz

BOSTON-PROVIDENCE
  Presque Isle(1).........................................      75,000      F      10 MHz
  Providence-Pawtucket-New Bedford-Fall River(1)..........   1,502,000      F      10 MHz
                                                            ----------
                                                             1,577,000

                   MTA/BTA LICENSE AREA                     POPULATION    BLOCK     MHZ
                   --------------------                     ----------    -----    ------
ST. LOUIS
  Cape Girardeau-Sikeston.................................     188,000      F      10 MHz
  Carbondale-Marion.......................................     218,000      F      10 MHz
  Jefferson City..........................................     156,000      F      10 MHz
  Poplar Bluff............................................     155,000      F      10 MHz
  Rolla...................................................      93,000      F      10 MHz
  Springfield.............................................     631,000      F      10 MHz
  West Plains.............................................      75,000      F      10 MHz
                                                            ----------
                                                             1,516,000

INDIANAPOLIS
  Anderson................................................     181,000      F      10 MHz
  Muncie..................................................     180,000      F      10 MHz
  Richmond................................................     104,000      F      10 MHz
  Columbia(1).............................................     154,000      F      10 MHz
  Terre Haute(1)..........................................     246,000      F      10 MHz
  Vincennes-Washington(1).................................      94,000      F      10 MHz
                                                            ----------
                                                               959,000

DES MOINES-QUAD CITIES
  Des Moines..............................................     775,000      F      10 MHz

WICHITA
  Wichita.................................................     652,000      F      10 MHz

DENVER
  Colorado Springs, CO....................................     513,000      F      10 MHz

DALLAS-FT. WORTH
  Waco....................................................     293,000      F      10 MHz

CHARLOTTE-GREENSBORO-GREENVILLE-RALEIGH
  Goldsboro-Kinston.......................................     237,000      F      10 MHz

CINCINNATI-DAYTON
  Williamson-Pikeville....................................     185,000      F      10 MHz

PORTLAND
  Coos Bay-North Bend.....................................      84,000      F      10 MHz

LOS ANGELES-SAN DIEGO, CA
  Los Angeles, CA.........................................  15,939,000      F      10 MHz
  Santa Barbara-Santa Maria, CA...........................     394,000      F      10 MHz
                                                            ----------
                                                            16,333,000

SAN FRANCISCO-OAKLAND-SAN JOSE, CA
  Reno, NV................................................     560,000      F      10 MHz

WASHINGTON, DC-BALTIMORE, MD
  Washington, DC..........................................   4,516,000      F      10 MHz

TAMPA-ST. PETERSBURG-ORLANDO, FL
  Sarasota-Bradenton, FL..................................     571,000      F      10 MHz
                                                            ----------

COOK INLET/VOICESTREAM GSM II TOTAL.......................  65,083,000
                                                            ==========

-------------------------
(1) Omnipoint also owns licenses for these BTAs.

     - Cook Inlet/VoiceStream GSM III PCS, LLC

     Cook Inlet/VoiceStream GSM III was formed in anticipation of the Omnipoint reorganization. We will hold a 49.9% membership interest in Cook Inlet/VoiceStream GSM III. Pursuant to the purchase agreement dated as of June 23, 1999, by and between Cook Inlet/VoiceStream GSM III and Omnipoint, Cook Inlet/VoiceStream GSM III will acquire licenses and license applications for the following 34 BTA markets:

                    MTA/BTA LICENSE AREA                       POPULATION     BLOCK    MHZ
                    --------------------                      -------------   -----   ------
DETROIT
  Adrian(1).................................................         99,000     C     15 MHz
  Alpena....................................................         67,000     C     30 MHz
  Battle Creek(1)...........................................        239,000     C     15 MHz
  Detroit(1)................................................      5,020,000     C     30 MHz
  Flint(1)..................................................        513,000     C     30 MHz
  Grand Rapids(1)...........................................      1,043,000     C     15 MHz
  Jackson(1)................................................        204,000     C     15 MHz
  Kalamazoo.................................................        371,000     C     30 MHz
  Muskegon(1)...............................................        221,000     C     15 MHz
  Sault Ste. Marie..........................................         56,000     C     30 MHz
                                                              -------------
                                                                  7,833,000
ST. LOUIS
  Mt. Vernon-Centralla(1)...................................        122,000     C     30 MHz
  St. Louis(1)..............................................      2,822,000     C     30 MHz
                                                              -------------
                                                                  2,944,000
BUFFALO-ROCHESTER
  Buffalo-Niagara Falls.....................................      1,200,000     C     30 MHz
  Rochester(1)..............................................      1,143,000     C     30 MHz
                                                              -------------
                                                                  2,343,000
CLEVELAND
  Ashtabula.................................................        102,000     C     30 MHz
  Canton-New Philadelphia...................................        526,000     C     30 MHz
  E. Liverpool-Salem........................................        111,000     C     30 MHz
  Erie......................................................        278,000     C     30 MHz
  Mansfield.................................................        226,000     C     30 MHz
  Sandusky..................................................        140,000     C     15 MHz
  Youngstown-Warren.........................................        480,000     C     30 MHz
                                                              -------------
                                                                  1,863,000
PHILADELPHIA
  Harrisburg................................................        687,000     C     30 MHz
  Lancaster.................................................        456,000     C     30 MHz
  York-Hanover..............................................        464,000     C     30 MHz
                                                              -------------
                                                                  1,607,000
CHICAGO
  Elkhart(1)................................................        256,000     C     30 MHz
  Benton Harbor.............................................        161,000     C     30 MHz
  Ft. Wayne.................................................        684,000     C     30 MHz
  South Bend-Mishawaka......................................        350,000     C     15 MHz
                                                              -------------
                                                                  1,451,000

                    MTA/BTA LICENSE AREA                       POPULATION     BLOCK    MHZ
                    --------------------                      -------------   -----   ------
BOSTON-PROVIDENCE
  Bangor(1).................................................        321,000     C     15 MHz
  Lebanon-Claremont.........................................        175,000     C     30 MHz
  Pittsfield(1).............................................        134,000     C     30 MHz
  Springfield-Holyoke(1)....................................        659,000     C     30 MHz
                                                              -------------
                                                                  1,289,000
INDIANAPOLIS
  Kokomo-Logansport(1)......................................        185,000     C     15 MHz
WICHITA
  Salina(1).................................................        143,000     C     30 MHz
                                                              -------------
COOK INLET/VOICESTREAM GSM III TOTAL........................     19,658,000
                                                              =============

---------------

(1) Omnipoint also owns licenses for these BTAs.

     OTHER JOINT VENTURE ENTITIES IN WHICH WE WILL HOLD INTERESTS FOLLOWING THE FIRST TO OCCUR OF THE OMNIPOINT REORGANIZATION AND THE AERIAL REORGANIZATION

     Following the first to occur of the completion of the Omnipoint reorganization and the Aerial reorganization, we will hold interests in the following joint venture entities.

     - Iowa Wireless Services, L.P.

     Iowa Wireless Services, L.P. is a Delaware limited partnership ultimately controlled by Iowa Network Services, Inc., an Iowa corporation. We will hold a 38% limited partnership interest in Iowa Wireless. Iowa Wireless began operations in certain markets in 1998.

     Iowa Wireless owns FCC licenses to provide wireless communications services in the following 13 BTA license areas. See "-- Governmental Regulation; Licensing of PCS Systems."

                   MTA/BTA LICENSE AREA                      POPULATION    BLOCK     MHZ
                   --------------------                      ----------    -----    ------
DES MOINES-QUAD CITIES
  Burlington...............................................    137,000     A, D     40 MHz
  Cedar Rapids.............................................    280,000        A     20 MHz
  Clinton-Sterling.........................................    146,000     A, D     40 MHz
  Davenport-Moline.........................................    427,000        A     20 MHz
  Des Moines(1)............................................    207,000        A     20 MHz
  Dubuque..................................................    177,000        A     20 MHz
  Fort Dodge...............................................    126,000        A     20 MHz
  Iowa City................................................    122,000        A     20 MHz
  Marshalltown.............................................     56,000     A, D     40 MHz
  Mason City...............................................    116,000     A, D     40 MHz
  Ottumwa..................................................    123,000        A     20 MHz
  Sioux City...............................................    341,000        A     20 MHz
  Waterloo-Cedar Falls.....................................    259,000        A     20 MHz
                                                             ---------
IOWA WIRELESS TOTAL........................................  2,517,000
                                                             =========

-------------------------
(1) VoiceStream contributed portions of the Des Moines BTA license to Iowa Wireless. As a result, we will own 30 MHz of the license for certain counties within the Des Moines BTA but only 10 MHz for the remainder of the Des Moines BTA. The remaining 20 MHz is owned by Iowa Wireless.

     - STPCS, LLC

     STPCS is a Delaware limited liability company ultimately controlled by STPCS Investment, LLC. We will hold an 18% membership interest in STPCS. STPCS, through its wholly owned subsidiaries, owns seven FCC licenses to provide wireless communications services in the following seven BTA markets. See
"-- Governmental Regulation; Licensing of PCS Systems."

                   MTA/BTA LICENSE AREA                      POPULATION    BLOCK     MHZ
                   --------------------                      ----------    -----    ------
SAN ANTONIO
  Brownsville-Harlingen....................................    353,000     D, F     20 MHz
  Corpus Christi...........................................    556,000        D     10 MHz
  Eagle Pass-Del Rio.......................................    120,000        F     10 MHz
  Laredo...................................................    215,000        D     10 MHz
  McAllen..................................................    594,000        D     10 MHz
                                                             ---------
                                                             1,838,000
HOUSTON
  Victoria.................................................    164,000        F     10 MHz
                                                             ---------
         STPCS TOTAL.......................................  2,002,000
                                                             =========

     OTHER JOINT VENTURES IN WHICH WE WILL HOLD AN INTEREST FOLLOWING THE OMNIPOINT REORGANIZATION

     - D&E/Omnipoint Wireless Joint Venture, LLC

     D&E/Omnipoint Wireless Joint Venture, LLC is a Delaware limited liability company formed in September 1997. We will hold a 50% interest in this entity to which Omnipoint has committed to contribute licenses for several western Pennsylvania BTA markets. The company launched service in the markets in September 1997.

                   MTA/BTA LICENSE AREA                      POPULATION    BLOCK     MHZ
                   --------------------                      ----------    -----    ------
PHILADELPHIA
  York-Hanover.............................................    464,000      E       10 MHz
  Harrisburg...............................................    687,000      D       10 MHz
  Lancaster................................................    456,000      E       10 MHz
                                                             ---------
         D&E/OMNIPOINT WIRELESS TOTAL......................  1,607,000
                                                             =========

     - NPI-Omnipoint Wireless, LLC

     NPI Omnipoint Wireless, LLC is a Delaware limited liability company formed in March 1999. We will hold a 30% interest in this joint venture entity to which Omnipoint has committed to contribute licenses for several central Michigan BTAs. The company launched service in the markets in the Spring of 1999.

                   MTA/BTA LICENSE AREA                      POPULATION    BLOCK     MHZ
                   --------------------                      ----------    -----    ------
DETROIT
  Grand Rapids(1)..........................................  1,043,000      E       10 MHz
  Mount Pleasant...........................................    129,000      E       10 MHz
  Muskegon.................................................    221,000      E       10 MHz
  Saginaw-Bay City(1)......................................    636,000      E       10 MHz
                                                             ---------
         NPI-OMNIPOINT WIRELESS TOTAL......................  2,029,000
                                                             =========

-------------------------

(1) Omnipoint has agreed to contribute portions of the Grand Rapids and Saginaw-Bay City BTA licenses to NPI-Omnipoint Wireless, LLC. As a result, Omnipoint will own the E Block licenses for certain counties within the Grand Rapids and Saginaw-Bay City BTAs, and NPI-Omnipoint Wireless, LLC will own the E block licenses for the remainder of the counties in the Grand Rapids and Saginaw-Bay City BTA.

     OTHER JOINT VENTURES IN WHICH WE WILL HOLD AN INTEREST FOLLOWING THE AERIAL REORGANIZATION

     Following completion of the Aerial reorganization, we will hold interests in the following joint venture entities:

     - Wireless Alliance, LLC

     Wireless Alliance, LLC is a Minnesota limited liability company formed in November 1996. We will hold a 30% interest in Wireless Alliance. The company launched service in 1998.

                   MTA/BTA LICENSE AREA                      POPULATION    BLOCK     MHZ
                   --------------------                      ----------    -----    ------
MINNEAPOLIS (1)
  Duluth...................................................    408,000        B     20 MHz
  Grand Forks..............................................    208,000        B     20 MHz
  Fargo....................................................    307,000        B     20 MHz
  Sioux Falls..............................................    232,000        B     20 MHz
                                                             ---------
         WIRELESS ALLIANCE TOTAL...........................  1,155,000
                                                             =========

-------------------------

(1) Aerial contributed to Wireless Alliance 20 MHz of the 30 MHz of the above BTAs within the Minneapolis MTA license in exchange for its ownership interest in Wireless Alliance.

     - Access Plus, LLC

     A GSM infrastructure agreement between a wholly-owned subsidiary of Aerial Operating Company and Access Plus, LLC, provides for the build-out of the Brainerd BTA portion of Aerial's Minneapolis MTA and the sharing of revenues generated by this venture.

PRODUCTS AND SERVICES

     We will continue to provide a variety of wireless products and services designed to match a range of needs for business and personal use. VoiceStream, Omnipoint and Aerial currently offer several distinct services and features in their PCS systems, including:

     - Enhanced Features. Our systems will continue to offer caller identification, call hold, voice mail and numeric paging, as well as custom calling features such as call-waiting, conference calling and call forwarding.

     - Messaging and Wireless Data Transmission. Our systems will continue to allow for two-way messaging to and from all subscribers' handsets. This facilitates a number of messaging and internet-related services which are currently offered by VoiceStream, Omnipoint and Aerial, such as the receipt of wireless e-mail, and which may be offered in the future, such as Web browsing.

     - Call Security and Privacy. Sophisticated encryption algorithms provide increased call security, encouraging users to make private, business and personal calls with significantly lower risk of eavesdropping than on analog-based systems.

     - Smart Card. "Smart" cards, programmed with the user's billing information and a specified service package, allow subscribers to obtain PCS connectivity automatically, simply by inserting their smart cards into compatible PCS handsets.

     - Prepaid Wireless. Our systems will continue to offer prepaid wireless services in many of our markets.

     - Over-the-Air Activation and Over-the-Air Subscriber Profile
       Management. VoiceStream, Omnipoint and Aerial are able to transmit changes in the subscriber's feature package, including mobile number assignment and personal directory numbers, directly to the subscriber's handset.

     - Roaming. Subscribers are able to roam throughout the United States either on other GSM-based PCS systems operated by current licensees or by using dual-made handsets that can be used on existing cellular systems.

MARKETING, SALES AND CUSTOMER SERVICE

     Our sales and marketing strategy is to generate continued subscriber growth and increased subscriber revenues. In addition, we will continue to target a customer base which we believe is likely to generate higher monthly service revenues, while attempting to achieve a low cost of adding new subscribers.

     - Marketing. We will continue to market our PCS products and services under the proprietary VoiceStream brand name. Our objective is to develop brand recognition of VoiceStream through substantial advertising and direct marketing in each of our PCS markets. We may continue to use the Omnipoint brand for select services.

       In marketing our PCS services, we will concentrate our marketing efforts primarily on the consumer market. Through our "Get More" proposition, we will emphasize that consumers get more for their money from VoiceStream's enhanced features, privacy, customer service and competitive pricing of these services. We will also promote to businesses that would benefit from integrated voice messaging, wireless data transmission, and enhanced features and services. Our advertising is supported by a celebrity spokesperson -- Jamie Lee Curtis.

     - Sales. We will continue to sell our products and services through a combination of direct and indirect channels. As a combined entity, we will operate company-owned retail sales locations and utilize a direct sales force. Our training programs will provide our sales employees with an in-depth understanding of our systems, products and services so that they, in turn, can provide extensive information to prospective customers. Sales commissions generally are linked both to subscriber revenue and subscriber retention, as well as to activation levels.

       We believe that our local sales offices will provide the physical presence in local markets necessary to position us as a quality local service provider, and give us greater control over both our costs and the sales process. We will also utilize indirect sales through an extensive network of national and local merchant and specialty retailers. We intend to continue to use a combination of direct and indirect sales channels, with the mix depending on the retail needs of each particular market.

       In addition, we will act as a retail distributor of handsets and maintain inventories of handsets. Although subscribers generally are responsible for purchasing or otherwise obtaining their own handsets, VoiceStream, Omnipoint and Aerial have historically sold handsets below cost to respond to competition and general industry practice and expect to continue to do so in the future.

     - Customer Service. Customer service is a significant element of our operating philosophy. We are committed to attracting and retaining subscribers by providing consistently superior customer service. We will continue to maintain a highly sophisticated monitoring and control system with a well-trained staff of customer service personnel and technical personnel to handle both routine and complex questions as they arise, 24 hours a day, 365 days a year.

     We will continue to implement credit check procedures at the time of sale and continuously monitor customer churn (the rate of subscriber attrition). We believe that we can help manage our churn rate through an outreach program implemented through our sales force and customer service personnel. This program will not only enhance subscriber loyalty, but also increase add-on sales and customer referrals. The outreach program will also allow the sales staff to check customer satisfaction, as well as to offer additional calling features, such as voice mail and call forwarding.

SUPPLIERS AND EQUIPMENT VENDORS

     We will not manufacture any of the handsets or network equipment used in our operations. The high degree of compatibility among different manufacturers' models of handsets and network equipment will allow us to continue to design, construct and operate our systems without being dependent upon any single source of such equipment. The handsets and network equipment used in VoiceStream's, Omnipoint's and Aerial's operations are available for purchase from multiple sources, and we anticipate that such equipment will continue to be available in the foreseeable future. VoiceStream, Omnipoint and Aerial currently purchase handsets primarily from Motorola Inc., Ericsson Inc., Mitsubishi Wireless Communications, Inc. and Nokia Mobile Phones, Inc. We will deploy network equipment primarily from Ericsson, Nortel Networks Inc., Nokia Telecommunications, Inc. and Siemens Information and Communications Networks, Inc.

COMPETITION

     Competition for subscribers among wireless licensees is based principally upon the services and features offered, the technical quality of the wireless systems, customer service, system coverage, capacity and price. Under current FCC rules, there may be up to seven PCS licensees in each geographic area in addition to the two cellular licensees. Also, specialized mobile radio dispatch system operators have constructed digital mobile communications systems on existing specialized mobile radio frequencies, referred to as ESMR, in many cities throughout the United States, including some of the markets in which we will operate.

     We will operate in highly competitive markets. Our principal competitors will be the cellular service providers in our markets, many of which have been operational for a number of years, and national PCS providers, many of which offer no or low cost roaming and toll calls. Many of our competitors have significantly greater financial and technical resources than those available to us and provide comparable services in competition with our PCS systems. These competitors include Vodafone AirTouch Cellular Communications, Inc., AT&T Wireless Services, Inc., Bell Atlantic, GTE Mobilnet, Nextel Communications, Inc., Sprint Corp. (PCS Group), and US West Wireless LLC. We also compete with paging, dispatch and conventional mobile telephone companies, resellers and landline telephone service providers in our PCS markets. Potential users of wireless systems may, however, find their communications needs satisfied by other current and developing technologies. One or two-way paging or beeper services that feature voice messaging and data display as well as tone only service may be adequate for potential subscribers who do not need to speak to the caller. In the future, wireless service may also compete more directly with traditional landline telephone service providers.

     GSM systems are not deployed in all areas of the United States. As a result, our subscribers may not be able to conveniently use PCS services while roaming in areas outside our markets. Further, our principal PCS competitors use standards other than GSM. For example, US West and

Sprint PCS use the CDMA standard and AT&T Wireless uses the TDMA standard. Systems using the CDMA and TDMA standards cover more areas of the United States than do GSM systems. Therefore, our competitors deploying such systems have a competitive advantage in this regard.

     The FCC generally requires cellular and PCS licensees to provide service to "resellers." A reseller provides wireless service to customers but does not hold an FCC license and generally does not own facilities. The reseller buys blocks of wireless telephone numbers and capacity from a licensed carrier and resells service through its own distribution network to the public. Thus, a reseller is both a customer of a wireless licensee's services and also a competitor of that licensee. Several small resellers currently operate in competition with VoiceStream's systems. With respect to PCS licensees, the resale obligations terminate five years after the last group of initial licenses of currently allotted PCS spectrum is awarded.

     In the future, we expect to face increased competition from entities providing similar services using other communications technologies. While some of these technologies and services are currently operational, others are being developed or may be developed in the future.

     In 1996, the FCC transferred 200 MHz of spectrum previously allocated to federal government use to the private sector. In April of 1997, the FCC auctioned 30 MHz of spectrum for wireless communications services, which can provide fixed or mobile telecommunications service. Omnipoint purchased nine licenses as a result of such auction, all of which will be contributed to Cook Inlet/VoiceStream GSM II. In late 1997, the FCC also auctioned 10 MHz of spectrum for specialized mobile radio service, another potential competitor with PCS and cellular service. Moreover, in 1998, the FCC auctioned more than 1000 MHz of spectrum for local multipoint distribution service. VoiceStream acquired 16 licenses as a result of such auction. During 1998, the FCC auctioned 25 MHz of spectrum for the General Wireless Communications Service, plus additional spectrum in the 220 MHz band. We cannot foresee how technological progress or economic incentives will affect competition from these new services. In all instances, the FCC reserves the right to amend or repeal its service regulations and auction schedule.

INTELLECTUAL PROPERTY

     VoiceStream holds federal trademark registration of the marks "VoiceStream" and "VoiceStream and Design," and has registered or applied for various other trade and service marks with the United States Patent and Trademark Office. As of November 30, 1999, Omnipoint had 69 United States patents, 10 foreign patents, 65 United States and 85 foreign pending patent applications, 16 United States and 111 foreign trademarks, and 25 United States and 77 pending foreign trademark applications. As of December 31, 1999, Aerial had one pending application for a patent, eight trademarks in the United States, two trademarks in the European Community, one trademark in Canada, and five common law trademarks. Upon the closing of both reorganizations, we will hold all such intellectual property.

ORGANIZATION

     We will hold our FCC licenses and conduct all operations through a number of direct and indirect wholly-owned subsidiaries and through certain affiliates. Indirect wholly-owned subsidiaries of VoiceStream are the 49.9% limited partner of Cook Inlet/VoiceStream PV/SS PCS, L.P., the 38% limited partner of Iowa Wireless, the 18% member of STPCS LLC, and a 49.9% ownership interest in Cook Inlet/VoiceStream PCS LLC. In three markets, VoiceStream and Cook Inlet/VoiceStream PV/SS PCS, L.P. each own a license for 10 MHz of PCS spectrum that are the subject of agreements allowing each of VoiceStream and Cook Inlet/VoiceStream PCS to operate on the PCS systems built by VoiceStream in those markets. Wholly-owned subsidiaries of Omnipoint are the 50% member of D&E/Omnipoint Wireless Joint Venture, LLC and the 30% member of NPI-Omnipoint Wireless, LLC and will hold 49.9% membership interests in Cook Inlet/VoiceStream GSM II and Cook Inlet/VoiceStream GSM III. A wholly-owned subsidiary of Aerial Operating Company owns a 30% membership interest in Wireless Alliance, LLC. Additionally, a GSM infrastructure agreement between a wholly-owned subsidiary of Aerial Operating Company and Access Plus, LLC, provides for the build-out of a portion of Aerial's Minneapolis MTA and the sharing of the revenues generated by this venture.

FINANCING PLAN

     We believe that access to capital and financial flexibility are necessary to successfully implement our strategy and to complete the reorganization.

     In November 1999, VoiceStream and VoiceStream Holdings jointly issued $1.1 billion aggregate principal amount of 10 3/8% Senior Notes due 2009 and $720 million aggregate principal amount of 11 7/8% Senior Discount Notes due 2009 for aggregate net proceeds of $1.46 billion.

     VoiceStream used $400 million of the proceeds from the Senior Notes and Senior Discount Notes to repay $400 million of Senior Debentures and an additional $265 million to repay outstanding borrowings under the revolver portion of its existing credit facility.

     After completion of the reorganizations, VoiceStream Holdings expects to receive or have available an aggregate of $6.2 billion in new funding from the following sources: $3.0 billion under the new credit facility for which VoiceStream has received commitments from a group of lenders; $1.7 billion of new equity from Hutchison and Sonera, of which $380 million has been invested; and $1.46 billion of net proceeds from the Senior Notes and Senior Discount Notes, of which $400 million have been used to repay the Senior Debentures and $265 million have been used to repay the revolver portion of the credit facility.

     These funds for which VoiceStream has received commitments will enable VoiceStream Holdings to repay approximately $2.5 billion in outstanding indebtedness of VoiceStream, Omnipoint and Aerial, including, as of September 30, 1999:

     - $500 million of outstanding indebtedness under the term portion of the existing credit facility of VoiceStream;

     - $23 million in institutional notes and $1.5 billion in loans payable under financing agreements of Omnipoint; and

     - $520 million in notes and vendor debt of Aerial.

In addition to the repayments described above, VoiceStream Holdings intends to use the balance of such funds to complete planned construction of its PCS networks, to launch operations in new markets, to fund operational requirements of the joint ventures in which it holds interests, and to provide working capital and fund anticipated operating losses.

ANTICIPATED NEW CREDIT FACILITY

     VoiceStream and VoiceStream Holdings have entered into a commitment with a consortium of lenders pursuant to which, upon completion of the Omnipoint reorganization, such lenders have agreed, subject to satisfaction of conditions, to enter into an anticipated new credit facility with a direct wholly-owned subsidiary of VoiceStream Holdings and a subsidiary of Omnipoint. VoiceStream Holdings will guarantee all of the obligations under such facility.

     Pursuant to the anticipated new credit facility, the lenders will make term loans and revolving credit loans in an aggregate principal amount not to exceed $3 billion outstanding. The anticipated new credit facility will be available to refinance existing indebtedness of VoiceStream, Omnipoint and Aerial, to fund capital expenditures, working capital and general corporate purposes, to finance permitted investments and acquisitions and to pay all transaction fees. So long as the Omnipoint 11 5/8% Senior Notes due 2006 and 2007, the Omnipoint 11 1/2% Senior Notes due 2009 and the Omnipoint 14% Senior Notes due 2003 shall be outstanding, the availability of proceeds of the anticipated new credit facility to Omnipoint and its subsidiaries will be limited to (1) refinancing of existing indebtedness of Omnipoint and its subsidiaries, (2) revolving credit or other working capital indebtedness of Omnipoint and its subsidiaries in an aggregate principal amount outstanding or available at any time not to exceed $100 million, and (3) fund capital expenditures and other acquisitions of telecommunications assets by Omnipoint and its subsidiaries.

     The revolving credit portion of the anticipated new credit facility will be a $1.5 billion reducing revolving credit facility. The availability of the revolving credit portion of the anticipated new credit facility will decline over the period commencing three years after the closing date through the eighth anniversary of the closing date in the following percentages: 10% in 2003, 15% in 2004, 20% in 2005, 20% in 2006 and 35% in 2007. The term loan portions of the anticipated new credit facility will be comprised of a $500 million tranche and a $1 billion tranche. The $500 million tranche will be required to be amortized in the following amounts during the period commencing three years after the closing date through the ninth anniversary: $5 million in each of 2003 through 2008 and the outstanding balance on the ninth anniversary of the closing date. The $1 billion tranche will be required to be amortized at the same rate that the availability under the revolving credit portion of the anticipated new credit facility reduces with a final maturity on the eighth anniversary of the closing date.

     Borrowings under the Tranche A term loan will bear interest, at the borrower's option, at an annual rate of interest equal to either (1) the greater of (a) the prime rate, or (b) the Federal Funds rate plus 1/2%, or (2) a Eurodollar rate, in each instance plus an applicable margin to be agreed upon with the lenders. Such applicable margin will range to a maximum of 1.50%, in the case of loans based on the prime rate or Federal Funds rate, and to a maximum of 2.75%, in the case of loans based on a Eurodollar rate, in each case based upon certain factors including the ratio of total indebtedness to operating cash flow, as defined in the anticipated new credit facility, of the borrower.

     The Tranche B term loan under the anticipated new credit facility will bear interest, at the Borrower's option, at an annual rate of interest equal to either (1) the greater of (a) the prime rate, or (b) the Federal Funds rate plus
 1/2%, or (2) a Eurodollar rate, plus an applicable margin. Such applicable margin will be a fixed percentage of 2.25%, in the case of loans based on the prime rate or Federal Funds rate, and 3.50% in the case of loans based on a Eurodollar rate.

     The anticipated new credit facility will contain affirmative and negative covenants of the Borrower, including financial covenants, and will provide for various events of default. The anticipated new credit facility will permit the incurrence of additional indebtedness of up to $1.5 billion, which indebtedness would be secured by the same collateral as the indebtedness under the anticipated new credit facility. The repayment of the loans will be secured by, among other things, the grant of a security interest in the capital stock and assets of the borrower and certain of its subsidiaries.

     This summary of the anticipated new credit facility is based upon the commitment letter for the anticipated new credit facility and is subject to any changes to the terms of the anticipated new credit facility that are agreed to by the parties prior to the execution of the definitive documentation for the anticipated new credit facility.

GOVERNMENTAL REGULATION

     The FCC regulates the licensing, construction, operation, acquisition and sale of cellular and PCS systems in the United States pursuant to the Communications Act.

     LICENSING OF PCS SYSTEMS

     In order to increase competition in wireless communications, promote improved quality and service and make available the widest possible range of wireless services, federal legislation was enacted directing the FCC to allocate radio frequency spectrum for PCS by competitive bidding. A PCS system operates under a protected geographic service area license granted by the FCC for a particular market on one of six frequency blocks allocated for broadband PCS service. The FCC has divided the United States and its possessions and territories into PCS markets made up of 493 BTAs and 51 MTAs. Each MTA consists of at least two BTAs. As many as seven licenses are issued in each PCS service area. The FCC has allocated 120 MHz of radio spectrum in the 2 GHz band for licensed PCS services. The FCC divided the 120 MHz of spectrum into six individual blocks, each of which is allocated to serve either MTAs or BTAs. The spectrum allocation includes two 30 MHz blocks (A and B Blocks) licensed for each of the 51 MTAs, one 30 MHz block (C Block) (which has been split in some BTAs into two 15 MHz blocks) licensed for each of the 493 BTAs, and three 10 MHz blocks (D, E and F Blocks) licensed for each of the 493 BTAs. A PCS license has been or will be awarded for each MTA or BTA in every block, for a total of more than 2,000 licenses.

     Under the FCC's current rules specifying spectrum ownership limits affecting broadband PCS licensees, no person or entity may hold an attributable interest in licenses for more than 45 MHz of PCS, cellular and specialized mobile radio services regulated as Commercial Mobile Radio Service, referred to as CMRS, where there is significant overlap in any geographic area (significant overlap will occur when at least 10% of the population of the PCS licensed service area is within the cellular geographic service area, referred to as the CGSA, and/or specialized mobile radio service area, as defined by the FCC). In an order released September 22, 1999, the Commission raised the aggregation limit for licensees serving rural areas (defined as cellular RSAs) to 55 MHz. For purposes of this spectrum limit, any controlling ownership interest shall be "attributable," as will any equity interest of 20% or more (however, 40% or more applies (1) if the ownership interest is held by a small business, or (2) if the interest is held by an entity with a non-controlling interest in a PCS licensee that is a small business or (3) is held by a passive institutional investor). Furthermore, the officers and directors of any licensee shall be considered to have an attributable interest in each entity with which they are associated. This means that Western Wireless's ownership of cellular licenses will be attributed to VoiceStream Holdings (because of some common officers and directors) and Cook Inlet/VoiceStream PCS's PCS licenses will be attributed to VoiceStream Holdings (because of VoiceStream's equity interest). Western Wireless owns cellular licenses serving markets that are wholly or partially within the Oklahoma City MTA, resulting in Western Wireless and VoiceStream exceeding the FCC's spectrum cap restrictions which were in effect prior to the September 22, 1999 order, prior to the spin-off of VoiceStream. Western Wireless had filed a waiver request with the FCC which is pending, and Western Wireless and VoiceStream have been allowed to delay compliance with the restriction until the FCC rules on the waiver request. In the event that spectrum cap restrictions are not eliminated as part of the FCC's biennial review of regulation in the fourth quarter of 2000, or the temporary waiver is not granted, then sometime before or about September 1, 2000, either VoiceStream Holdings or Western Wireless will be obligated to divest sufficient portions of their markets in the Oklahoma City MTA to come into compliance with the rules.

     The licenses of Omnipoint will also be attributed to VoiceStream after the Omnipoint reorganization, as will the Aerial licenses after the Aerial reorganization. This attribution will cause

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

the spectrum cap to be exceeded in the following BTAs in the case of the Omnipoint reorganization: Detroit and Flint, Michigan, St. Louis, Rolla, Poplar Bluff and Cape Girardeau-Sikeston, Missouri, Salina, Kansas and Mt. Vernon, Illinois. Spectrum cap compliance issues also arise in a number of MTAs and BTAs described below in the case of the Aerial reorganization depending in part upon FCC action on a joint request for declaratory ruling on spectrum cap compliance by VoiceStream, VoiceStream Holdings, Aerial and TDS filed with the FCC on December 1, 1999. Regardless of the outcome of the request for declaratory ruling, after the Aerial reorganization, VoiceStream Wireless Holdings and Western Wireless will exceed the spectrum cap in the Minneapolis and the Oklahoma City MTAs and in the following BTAs: Manhattan-Junction City and Pittsburgh-Parsons, Kansas; Bemidji, Wilmar Marshall and Worthington Minnesota; Bismark, Fargo and Grand Forks, North Dakota; Huron, Mitchell, Sioux Falls, Watertown and Aberdeen, South Dakota. If the FCC rules that the licenses of TDS' subsidiary U.S. Cellular are attributable to VoiceStream Wireless Holdings and Western Wireless by virtue of TDS' ownership in or right to appoint a director to VoiceStream Wireless Holdings, then VoiceStream Wireless Holdings will have to divest sufficient portions of its spectrum in the following BTAs to comply with the FCC's rules: Oklahoma City, Oklahoma; Marshalltown, Mason City and Burlington, Iowa; Clinton, Iowa-Sterling, Illinois; and Abilene, Texas. In addition, in the event of an unfavorable FCC declaratory ruling, there will be a de minimus spectrum overlap problem (10.74%) caused by attribution of U.S. Cellular's spectrum holdings in the Kansas City, Kansas MTA, which VoiceStream Wireless Holdings will have to cure. Temporary waivers of the spectrum cap have been sought by VoiceStream, Omnipoint and Aerial in the context of their FCC applications for approval of the reorganizations. If any of these waivers are not granted, either VoiceStream Holdings or Western Wireless will be obligated to divest sufficient portions of their spectrum in these markets to come into compliance with the rules. VoiceStream Holdings does not believe the spectrum cap or any action Western Wireless or VoiceStream Holdings may be required to take to comply therewith will have a material adverse effect on VoiceStream Holdings due to the relatively minor geographic overlaps.

     We do not expect that the Aerial reorganization will close prior to the Omnipoint reorganization. Should this occur, however, TDS's interest will rise to approximately 24%, assuming an exchange ratio of 0.455, making licenses of U.S. Cellular Corporation, a subsidiary of TDS, attributable to VoiceStream Holdings and causing overlap problems which otherwise might be avoided. VoiceStream Holdings has sought temporary waivers of the spectrum cap for affected markets. If these waivers are not granted, other action will need to be taken to comply with the spectrum cap rules, which may require VoiceStream Holdings to divest operations in the Oklahoma City and Des Moines, Iowa MTAs.

     All PCS licenses are granted for a ten-year term, at the end of which they must be renewed. The FCC has adopted specific standards to apply to PCS renewals, under which the FCC will award a renewal expectancy to a PCS licensee that (1) has provided substantial service during its past license term and (2) has substantially complied with applicable FCC rules and policies and the Communications Act. All 30 MHz PCS licensees, including VoiceStream and Omnipoint, must construct facilities with a signal level sufficient to provide adequate service to at least one-third of the population of their service area within five years of their initial license grants and to two-thirds of the population within ten years. All 10 MHz and 15 MHz PCS licensees, including VoiceStream and Omnipoint, must construct facilities with a signal level sufficient to provide adequate service to at least one-quarter of the population in their licensed service area within five years of their initial license grants, or make a showing of substantial service in their licensed service area within five years of their initial license grants. Licensees that fail to meet the coverage requirements may be subject to forfeiture of the license.

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

     Cellular and PCS systems are subject to certain Federal Aviation Administration regulations with respect to the location, lighting and construction of transmitter towers and antennae and may be subject to regulation under the National Environmental Policy Act and the environmental regulations of the FCC. State or local zoning and land use regulations will also apply to our activities. We will use, among other facilities, common carrier point to point microwave facilities to connect cell sites and to link them to the main switching office. These facilities are separately licensed by the FCC and are subject to regulation as to technical parameters and service.

     VoiceStream, Omnipoint and Aerial have purchased their PCS licenses from private parties and the federal government. They have used a combination of debt and equity financing to acquire such licenses. Some joint ventures in which they hold an interest have utilized financing from the federal government to the extent available.

     TRANSFERS AND ASSIGNMENTS OF PCS LICENSES

     The Communications Act and FCC rules require the FCC's prior approval of the assignment or transfer of control of a license for a PCS system. In addition, the FCC has established transfer disclosure requirements that require licensees who transfer control of or assign a PCS license within the first three years of their license term to file associated contracts for sale, option agreements, management agreements or other documents disclosing the total consideration that the licensee would receive in return for the transfer or assignment of its license. Non-controlling interests in an entity that holds a PCS license or PCS system generally may be bought or sold without FCC approval. Any acquisition or sale by us of PCS interests may also require the prior approval of the Federal Trade Commission and the Department of Justice, if over a certain size, as well as state or local regulatory authorities having competent jurisdiction.

     FCC rules restrict the voluntary assignments or transfers of control of C and F Block licenses. During the first five years of the license term, assignments or transfers affecting control are permitted only to assignees or transferees that meet the eligibility criteria for participation in the C and F Block auctions at the time the application for assignment or transfer of control is filed, or if the proposed assignee or transferee holds other licenses for C and F Blocks and, at the time of receipt of such licenses, met the same eligibility criteria. Any transfers or assignments during the entire ten year initial license term are subject to an unjust enrichment penalty of acceleration of any installment payment plans should the assignee or transferee not qualify for the same benefits. Any transfers or assignments during the first five years of the initial license term are subject to an unjust enrichment penalty of forfeiture of bidding credits. In the case of the C and F Blocks, the FCC has authority to conduct random audits to ensure that licensees are in compliance with the FCC's eligibility rules. Violations of the Communications Act or the FCC's rules could result in license revocations, forfeitures or fines.

     For a period of up to 10 years after the grant of a PCS license, subject to extension, a PCS licensee will share spectrum with existing licensees that operate certain fixed microwave systems within its license area. To secure a sufficient amount of unencumbered spectrum to operate our PCS systems efficiently and with adequate population coverage, we will need to relocate many of these incumbent licensees. In an effort to balance the competing interests of existing microwave users and newly authorized PCS licensees, the FCC adopted a transition plan to relocate such microwave operators to other spectrum blocks and a cost sharing plan so that if the relocation of an incumbent benefits more than one PCS licensee, the benefiting PCS licensees will share the cost of the relocation. Initially, this transition plan allowed most microwave users to operate in the PCS spectrum for a two-year voluntary negotiation period and an additional one-year mandatory negotiation period. The FCC has shortened the voluntary negotiation period by one year without

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

lengthening the mandatory negotiation period, for PCS licensees in the C, D, E and F Blocks. For public safety entities dedicating a majority of their system communications for police, fire or emergency medical services operations, the voluntary negotiation period is three years, with an additional two year mandatory negotiation period. Parties unable to reach agreement within these time periods may refer the matter to the FCC for resolution, but the incumbent microwave user is permitted to continue its operations until final FCC resolution of the matter. The transition and cost sharing plans expire on April 4, 2005, at which time remaining incumbents in the PCS spectrum will be responsible for their costs to relocate to alternate spectrum locations.

     FOREIGN OWNERSHIP

     Under the Communications Act, no more than 25% of an FCC licensee's capital stock may be indirectly owned or voted by non-United States citizens or their representatives, by a foreign government, or by a foreign corporation, absent an FCC finding that a higher level of alien ownership is not inconsistent with the public interest. In November 1997, the FCC adopted new rules, effective in February 1998, in anticipation of implementation of the World Trade Organization Agreement. Formerly, potential licensees had to demonstrate that their markets offered effective competitive opportunities in order to obtain authorization to exceed the 25% indirect foreign ownership threshold. Under the new rules, this showing now only applies to non-World Trade Organization members. Applicants from World Trade Organization Agreement signatories have an "open entry" standard: they are presumed to offer effective competitive opportunities. However, the FCC reserves the right to attach additional conditions to a grant of authority, and, in the exceptional case in which an application poses a very high risk to competition, to deny the application. The limitation on direct foreign ownership in an FCC licensee remains fixed at 20%, with no opportunity to increase the percentage, and is unaffected by the FCC's new rules. VoiceStream has applied for and received FCC approval for foreign ownership of up to 49.9%. VoiceStream has requested from the FCC that they apply the level of permissible alien ownership in VoiceStream and its operating subsidiaries set forth in the June 4, 1999 Public Notice to VoiceStream Holdings and the additional operating subsidiaries that it will acquire as part of the reorganizations. Following the reorganizations, indirect foreign ownership of FCC licenses that we control will be less than 49.9%.

     The World Trade Organization Agreement also obligates signatories to open their domestic telecommunications markets to foreign investment and foreign corporations. The World Trade Organization Agreement will increase investment and competition in the United States, potentially leading to lower prices, enhanced innovation and better service. At the same time, market access commitments from World Trade Organization Agreement signatories will provide United States service suppliers opportunities to expand abroad.

     TELECOMMUNICATIONS ACT OF 1996 AND OTHER RECENT INDUSTRY DEVELOPMENTS

     On February 8, 1996, the Telecommunications Act was signed into law, substantially revising the regulation of communications. The goal of the Telecommunications Act is to enhance competition and remove barriers to market entry, while deregulating the communications industry to the greatest extent possible. To this end, local and long-distance communications providers will, for the first time, be able to compete in each other's market, and telephone and cable companies will likewise be able to compete in each other's markets. To facilitate the entry of new carriers into existing markets, the Telecommunications Act imposes certain interconnection requirements on incumbent carriers. Additionally, all telecommunications providers are required to make an equitable and nondiscriminatory contribution to the preservation and advancement of universal service. We cannot predict the outcome of the FCC's rulemaking proceedings to promulgate regulations to implement the new law

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

or the effect of the new regulations on cellular service or PCS, and there can be no assurance that such regulations will not adversely affect our business or financial condition.

     The Telecommunications Act codified the policy that non-regional Bell operating company CMRS providers will not be required to provide equal access to long distance carriers, and relieved such CMRS providers of their existing equal access obligations. The FCC, however, may require CMRS carriers to offer unblocked access, i.e., implemented by the subscriber's use of a carrier identification code or other mechanisms at the time of placing a call, to the long distance provider of a subscriber's choice. The FCC has terminated its inquiry into the imposition of equal access requirements on CMRS providers.

     On July 26, 1996, the FCC released a Report and Order establishing timetables for making emergency 911 services available by cellular, PCS and other mobile service providers, including "enhanced 911" services that provide the caller's telephone number, location and other useful information. Cellular and PCS providers must be able to process and transmit 911 calls (without call validation), including those from callers with speech or hearing disabilities. If a cost recovery mechanism is in place and a Public Service Answering Point requests and is capable of processing the caller's telephone number and location information, cellular, PCS, and other mobile service providers must relay a caller's automatic number identification and cell site location, and by 2001 they must be able to identify the location of a 911 caller within 125 meters in 67% of all cases. State actions incompatible with the FCC rules are subject to preemption. On December 1, 1997, the FCC required wireless carriers to transmit all 911 calls without regard to validation procedures intended to identify and intercept calls from non-subscribers. Then, in an order released June 9, 1999, the FCC adopted rules requiring that analog cellular phones include a separate capability for processing 911 calls that permit these calls to be handled, where necessary, by either cellular carrier in the area. The new rule only applies to new analog cellular handsets but not to existing handsets or to PCS or SMR services.

     On August 1, 1996, the FCC released a Report and Order expanding the flexibility of cellular, PCS and other CMRS providers to provide fixed as well as mobile services. Such fixed services include, but need not be limited to, "wireless local loop" services, e.g., to apartment and office buildings, and wireless backup to private business exchanges and local area networks, to be used in the event of interruptions due to weather or other emergencies. The FCC has not yet decided how such fixed services should be regulated, but it has proposed a presumption that they be regulated as CMRS services.

     On August 8, 1996, the FCC released its order implementing the interconnection provisions of the Telecommunications Act. The FCC's decision is lengthy and complex and is subject to petitions for reconsideration and judicial review, as described below, and its precise impact is difficult to predict with certainty. However, the FCC's order concludes that CMRS providers are entitled to reciprocal compensation arrangements with LECs and prohibits LECs from charging CMRS providers for terminating LEC-originated traffic. Under the rules adopted by the FCC, states must set arbitrated rates for interconnection and access to unbundled elements based upon the LECs' long-run incremental costs, plus a reasonable share of forward-looking joint and common costs. In lieu of such cost-based rates, the FCC has established proxy rates to be used by states to set interim interconnection rates pending the establishment of cost-based rates. The FCC has also permitted states to impose "bill and keep" arrangements, under which CMRS providers would make no payments for LEC termination of calls where LECs and CMRS providers have symmetrical termination costs and roughly balanced traffic flows. However, the FCC has found no evidence that these conditions presently exist. The relationship of these charges to the payment of access charges and universal service contributions has not yet been resolved by the FCC. LECs and state regulators filed appeals of the interconnection order, which were consolidated in the United States Court of

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Appeals for the Eighth Circuit. The Court vacated many of the rules adopted by the FCC, including those rules governing the pricing of interconnection services, but specifically affirmed the FCC rules governing interconnection with CMRS providers. In January 1998, the United States Supreme Court agreed to review the Eighth Circuit decision. In January 1999, the United States Supreme Court reversed many aspects of the Eighth Circuit's judgment, holding that:

     - the FCC has general jurisdiction to implement the Telecommunications Act's local competition provisions;

     - the FCC's rules governing unbundled access are consistent with the Telecommunications Act, except for Rule 319, which gives requesting carriers blanket access to network elements; and

     - the "pick and choose" rule is a reasonable interpretation of the Telecommunications Act. The FCC on remand adopted a new standard for determining which network elements the incumbents must unbundle. Applying the revised standard, the FCC reaffirmed that incumbents must provide unbundled access to six of the original seven network elements that it required unbundled in its original order in 1996 (operator and directory assistance services are no longer required). As a result of the Supreme Court vacating and remanding the Eighth Circuit's ruling that the FCC lacked authority to set local pricing standards, the Eighth Circuit will have to decide whether the FCC's total-element long-run incremental cost methodology for setting interconnection and unbundled network element rates violates the Telecommunications Act.

     In its implementation of the Telecommunications Act, the FCC established new federal universal service rules, under which wireless service providers for the first time are eligible to receive universal service subsidies, but also are required to contribute to both federal and state universal service funds. For the third quarter of 1999, the FCC's universal service assessments amount to 0.99% of interstate and intrastate telecommunications revenues for schools and libraries and an additional 2.94% of interstate telecommunications revenues for high cost and low income support mechanisms. Various parties challenged the FCC's universal service rules, and the cases were consolidated in the United States Court of Appeals for the Fifth Circuit. The court affirmed most of the FCC's decisions regarding its implementation of the high-cost support system but remanded for further consideration the FCC's decision to assess contributions from carriers based on both international and interstate revenues. The court also reversed the requirement that incumbent local exchange carriers recover their contributions from access charges and the blanket prohibition on additional state eligibility requirements for carriers receiving high-cost support. Additionally, the Court reversed the rule prohibiting local telephone service providers from disconnecting low-income subscribers. Finally, the Court concluded that the FCC exceeded its jurisdictional authority when it assessed contributions for "schools and libraries" programs based on the combined intrastate and interstate revenues of interstate telecommunications providers and when it asserted its jurisdictional authority to do the same on behalf of high-cost support.

     The FCC has adopted rules on telephone number portability which will enable subscribers to migrate their landline and cellular telephone numbers to a PCS carrier and from a PCS carrier to another service provider. Various parties have challenged the number portability requirements as they apply to CMRS providers. These challenges are still pending at the FCC and in the courts. We cannot predict the outcome of such challenges. In February 1999, the FCC extended the deadline for CMRS carriers to implement service provider local number portability until November 24, 2002.

     In October 1999, Congress enacted the Department of Defense Appropriations Act for FY2000, which requires the FCC to accelerate its auction of 36 MHz of spectrum in the 746 - 764 and 776 - 794 MHz bands for commercial use so that all auction proceeds have been deposited by

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September 30, 2000. This spectrum became available as a result of the FCC's decision to generally reclaim, for other use, the spectrum previously allocated for television broadcast UHF channels 60 - 69. On November 9, 1999, the FCC submitted a report to Congress outlining the timetable by which it intends to conduct the auction of this spectrum.

     After it completes the rulemaking proceeding that commenced on June 3, 1999 to establish the rules for the auction and the use of this spectrum, the FCC anticipates a deadline of March 24, 2000 for the filing of "short-form" applications by interested bidders. In the rulemaking, the FCC tentatively concluded that this spectrum should be made available for flexible commercial use under Part 27 of the Rules. Under current plans, the auction will commence on April 25 and terminate on June 7, 2000. Depending on whether the applications of winning bidders are opposed and the timeliness of the bidders' payments for their authorizations, the FCC plans to issue the licenses between August 8 and September 29, 2000.

     The use of this spectrum by the licensees selected in the auction may be affected by the presence of incumbent broadcasters on some of the channels through at least December 31, 2006. The frequencies that will be the subject of the auction were previously allocated for television broadcast stations operating on UHF channels 60 - 62 and 65 - 67. The FCC decided to reallocate this spectrum in the context of its conversion of the nation's broadcasters from analog to digital operation, a process that is currently scheduled to be completed on December 31, 2006.

EMPLOYEES AND LABOR RELATIONS

     VoiceStream, Omnipoint and Aerial consider their labor relations to be good and, to their knowledge, none of their employees is covered by a collective bargaining agreement.

     As of November 15, 1999, VoiceStream employed a total of 2,979 people in the following areas:

                                                              NUMBER OF
                          CATEGORY                            EMPLOYEES
                          --------                            ---------
Sales and marketing.........................................      876
Engineering.................................................      441
General and administrative, including customer service......    1,662

     Until early 2000, due to the spin-off, Western Wireless and VoiceStream are generally making their employees available to each other as necessary to support their activities in areas including accounting, tax and legal advice and services and human resources. The party rendering these services will be entitled to receive from the other, upon the presentation of invoices therefor, payment for its reasonable costs and expenses incurred in providing such services.

     As of November 15, 1999, Omnipoint employed a total of 2,205 people in the following areas:

                                                              NUMBER OF
                          CATEGORY                            EMPLOYEES
                          --------                            ---------
Sales and marketing.........................................      591
Engineering.................................................      406
General and administrative, including customer service......    1,208

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

     As of November 15, 1999, Aerial employed a total of 2,029 people in the following areas:

                                                              NUMBER OF
                          CATEGORY                            EMPLOYEES
                          --------                            ---------
Sales and marketing.........................................     805
Engineering.................................................     289
General and administrative, including customer service......     935

PROPERTIES

     We will maintain our principal executive offices on leased premises in Bellevue, Washington. We will also lease our customer service centers located in the following cities:

        VOICESTREAM               OMNIPOINT               AERIAL
  -----------------------  -----------------------  -------------------
  Albuquerque, New Mexico  Bethlehem, Pennsylvania  Kansas City, Kansas
  Bellingham, Washington   Fort Lauderdale,         Tampa, Florida
                           Florida

     We, along with our subsidiaries and affiliates, also lease and own locations for inventory storage, microwave, cell site and switching equipment, sales and administrative offices, and retail stores.

LEGAL PROCEEDINGS

     Except as referenced in the next two sentences there are no material, pending legal proceedings to which any of VoiceStream Holdings, VoiceStream, Omnipoint or Aerial or any of their subsidiaries or affiliates is a party or of which any of their property is subject which, if adversely decided, would have a material adverse effect on their financial position, results of operations or cash flows. For discussion of certain legal proceedings relating to FCC license grants, see "-- Government Regulation." For a discussion of certain legal proceedings relating to the Aerial reorganization, see "The Aerial Reorganization -- Litigation."

EXECUTIVE OFFICERS AND DIRECTORS

     After the reorganizations, all executive officers of VoiceStream and one executive officer of Omnipoint will become executive officers of VoiceStream Holdings. VoiceStream Holdings will also have a board of directors consisting of 17 directors. Directors will be elected to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified. The board of directors of VoiceStream Holdings will appoint the executive officers. No family relationships exist among any of the anticipated executive officers and directors of VoiceStream Holdings. Certain stockholders of VoiceStream, Omnipoint and Aerial are also expected to enter into one or more voting agreements. See "VoiceStream Holdings Voting Agreement."

     The names, ages and positions of the anticipated executive officers and directors of VoiceStream Holdings are listed below along with their business experience for the past five years. Mr. Stanton, and, until May 3, 2002, Messrs. Guthrie and Bender, may serve as officers of VoiceStream Holdings,

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

VoiceStream and Western Wireless. It is anticipated that they will divide their time between VoiceStream Holdings and VoiceStream, on the one hand, and Western Wireless, on the other.

                NAME                   AGE                 POSITION
                ----                   ---                 --------
John W. Stanton......................  44    Chairman, Chief Executive Officer and
                                             Director
Robert R. Stapleton..................  41    President and Director
Douglas G. Smith(1)..................  45    Vice Chairman and Director
Donald Guthrie.......................  44    Vice Chairman and Director
Cregg B. Baumbaugh...................  43    Executive Vice President -- Finance,
                                             Strategy and Development
Alan R. Bender.......................  45    Executive Vice President, General
                                             Counsel and Secretary
Robert P. Dotson.....................  39    Senior Vice President -- Marketing
Timothy R. Wong......................  43    Senior Vice President -- Engineering
Patricia L. Miller...................  36    Vice President, Controller and
                                             Principal Accounting Officer
Mitchell R. Cohen....................  35    Director
Daniel J. Evans......................  74    Director
Richard L. Fields(1).................  43    Director
Canning K.N. Fok.....................  48    Director
Jonathan M. Nelson...................  43    Director
Terence M. O'Toole...................  41    Director
James N. Perry, Jr.(1)...............  39    Director
James J. Ross(1).....................  61    Director
Hans Snook...........................  51    Director
Susan M.F. Woo Chow(2)...............  46    Director
Frank J. Sixt(2).....................  48    Director
Kaj-Erik Relander(1).................  37    Director

------------------------
(1) To become a director upon completion of the Omnipoint reorganization.

(2) To become a director upon the first to occur of the Omnipoint reorganization and the Aerial reorganization.

     In addition, pursuant to the TDS stockholder agreement, TDS will have the right to designate at least one director of VoiceStream Holdings, as described under "VoiceStream Holdings Voting Agreement." TDS has not at this time determined who it will propose to designate.

     John W. Stanton has been a director of VoiceStream since February 1998, and has been Chief Executive Officer and Chairman of VoiceStream since its formation in 1994. Mr. Stanton has also been a director, Chief Executive Officer and Chairman of Western Wireless and its predecessors since 1992. Mr. Stanton served as a director of McCaw Cellular from 1986 to 1994, and as a director of LIN Broadcasting from 1990 to 1994, during which time it was a publicly-traded company. From 1983 to 1991, Mr. Stanton served in various capacities with McCaw Cellular, serving as Vice-Chairman of the Board of McCaw Cellular from 1988 to September 1991 and as Chief Operating Officer of McCaw Cellular from 1985 to 1988. Mr. Stanton is also a member of the board of directors of Advanced Digital Information Corporation and Columbia Sportswear, Inc. In addition, Mr. Stanton is a trustee of Whitman College, a private college.

     Robert R. Stapleton has been a director of VoiceStream since April 1999 and President of VoiceStream since its formation in 1994. Effective April 1998, Mr. Stapleton became responsible for all operations of VoiceStream. Mr. Stapleton was President of Western Wireless and one of its
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

predecessors from 1992 to May 1999. From 1989 to 1992, he served in various positions with General Cellular, including Chief Operating Officer and Vice President of Operations. From 1984 to 1989, Mr. Stapleton was employed by mobile communications subsidiaries of Pacific Telesis, Inc., which now are affiliated with Vodafone AirTouch.

     Douglas G. Smith founded Omnipoint in June 1987 and has continuously served as its Chairman, President and Chief Executive Officer. From 1985 to 1987, he was one of four professionals in a small venture capital fund focusing on opportunities in the electronic information industry. From 1980 to 1985, he founded and managed the Investment Data Systems Division of Strategic Information (a division of Ziff-Davis Publishing).

     Donald Guthrie has been a director of VoiceStream since April 1999 and has been Vice Chairman since February 1998. He has also served as Vice Chairman of Western Wireless since November 1995. From February 1997 to April 1999, he also served as the Chief Financial Officer of Western Wireless. From 1986 to October 1995, he served as Senior Vice President and Treasurer of McCaw Cellular and, from 1990 to October 1995, he served as Senior Vice President -- Finance of LIN Broadcasting.

     Cregg B. Baumbaugh has been Executive Vice President -- Finance, Strategy and Development of VoiceStream since May 3, 1999. He served as Senior Vice President -- Corporate Development of VoiceStream and Western Wireless from 1994 to May 1999. From November 1989 through May 1999, he has served in various positions with Western Wireless and its predecessor, including Vice
President -- Business Development. From 1986 to 1989, Mr. Baumbaugh was employed by The First Boston Corporation.

     Alan R. Bender has been Executive Vice President, General Counsel and Secretary of VoiceStream since May 3, 1999. He also holds such positions with Western Wireless. From 1990 to May 1999, he held various positions with Western Wireless, VoiceStream and their respective predecessors, including serving as Senior Vice President and General Counsel and Secretary since 1994. From 1988 to 1990, Mr. Bender was Vice President and Senior Counsel of Equitec Financial Group, Inc., a subsidiary of PacifiCorp Inc.

     Robert P. Dotson has been Senior Vice President -- Marketing and Sales of VoiceStream since May 3, 1999. From 1996 to May 1999, he served as Vice President -- Marketing of VoiceStream and Western Wireless. Previously, Mr. Dotson held various marketing positions with PepsiCo's KFC restaurant group, serving as Senior Director of Concept Development from 1994 to 1996, Director of International Marketing from 1993 to 1994, Divisional Marketing Director from 1991 to 1993 and Manager of New Product Development and Base Business Marketing from 1989 through 1991.

     Timothy R. Wong has been Senior Vice President -- Engineering of VoiceStream since May 3, 1999. From 1996 to May 1999, he served as Vice President -- Engineering of VoiceStream and Western Wireless. From 1990 to 1995, Mr. Wong held various positions at US WEST Cellular, serving as Executive Director -- Engineering and Operations from 1994 to 1995, Director of Wireless Systems Engineering in 1993, Manager of International Wireless Engineering in 1992 and Manager -- Systems Design from 1990 to 1991.

     Patricia L. Miller has been Vice President, Controller and Principal Accounting Officer of VoiceStream since May 3, 1999. From 1998 to May 1999, she served as Controller and Principal Accounting Officer of VoiceStream and Western Wireless. From 1993 to 1997, Ms. Miller held various accounting positions with Western Wireless. Prior to 1993, Ms. Miller held various accounting positions with a subsidiary of Weyerhaeuser Company.

     Mitchell R. Cohen has been a director of VoiceStream since February 1998. He has also been a director of Western Wireless since its formation in 1994. Mr. Cohen was a director of General Cellular from March 1992 to December 1995. Mr. Cohen is a Managing Director of Hellman & Friedman, having joined Hellman & Friedman as an associate in July 1989. From 1986 to 1989, Mr. Cohen was employed by Shearson Lehman Hutton, Inc. Mr. Cohen currently is a director of Advanstar, Inc.

     Daniel J. Evans has been a director of VoiceStream since February 1998. He has also been a director of Western Wireless since 1997. Mr. Evans is the Chairman of Daniel J. Evans Associates, a consulting firm. From 1965 through 1977, Mr. Evans was Governor of the State of Washington. In 1983 he was appointed and then elected to the United States Senate to fill the seat of the late Senator Henry M. Jackson. He serves as a director of Flow International Corporation, Puget Sound Energy, Tera Computer Company, and serves on the Board of Regents of the University of Washington.

     Richard L. Fields has served as a Director of Omnipoint since September 1991. Since February 1994, Mr. Fields has been a Managing Director and Executive Vice President of Allen & Co., and prior to such time he was a Vice President of Allen & Co. Mr. Fields is currently a director of LivePerson, Inc. and the Telecommunications Development Fund.

     Canning K.N. Fok has been a director of VoiceStream since February 1998. For more than five years, Mr. Fok has been Group Managing Director of Hutchison and Chairman of Orange plc. Other appointments include Chairman of Hutchison Telecommunications (Australia) Limited, Deputy Chairman of Hongkong Electric Holdings Limited and Cheung Kong Infrastructure Holdings Limited, and Director of Cheung Kong (Holdings) Limited. Mr. Fok is also a director of Partner Communications Company, Ltd. Mr. Fok is a chartered accountant.

     Jonathan M. Nelson has been a director of VoiceStream since February 1998. He has also been a director of Western Wireless since its formation in 1994. Mr. Nelson has been President and Chief Executive Officer of Providence Equity Partners Inc., an investment advisor, since its inception in 1995 and is a Member of Providence Equity Partners L.L.C. which is the general partner of Providence Equity Partners L.P. and Providence Equity Partners II L.P. He is also Co-Chairman of Providence Ventures Inc., an investment advisor, and a managing general partner of Providence Ventures L.P. which is the general partner of the general partner of Providence Media Partners L.P., a venture capital fund. Since 1986, Mr. Nelson has been a Managing Director of Narragansett Capital, Inc., a private management company for three separate equity investment funds. Mr. Nelson is currently a director of AT&T Canada.

     Terence M. O'Toole has been a director of VoiceStream since February 1998. He has also been a director of Western Wireless since it was formed in 1994. Mr. O'Toole joined Goldman Sachs in 1983 and became a Vice President in 1987, a general partner in 1992 and a Managing Director in 1996. He is currently a director of AMF Bowling, Inc. and Amscan Holdings, Inc.

     James N. Perry, Jr. has been a Director of Omnipoint since August 1993. In January 1993, he became Vice President of MDCP. Previously, Mr. Perry served in various positions at First Capital Corporation of Chicago and its affiliates. Mr. Perry currently serves as a director of Allegiance Telecom, Inc. and Clearnet Communications, Inc.

     James J. Ross has been Vice-Chairman of the Omnipoint board since 1989. Mr. Ross is a private venture investor. Since February 1995, Mr. Ross has been Of Counsel in the law firm of Becker Ross Stone DeStefano & Klein and prior to such time, he was a partner at such firm.

     Hans R. Snook has been a director of VoiceStream since February 1998. For more than five years, Mr. Snook has been Group Managing Director of Orange plc, a telecommunications service provider in the United Kingdom, and a director of a separate affiliate of Hutchison.

     Susan M.F. Woo Chow has been an Executive Director of Hutchison since 1993 and Deputy Group Managing Director since 1998 of Hutchinson. She is also a Director of Orange plc and Hongkong Electric Holdings Limited and an Executive Director of Cheung Kong Infrastructure Holdings Limited.

     Frank J. Sixt has been an Executive Director of Hutchison since 1991 and Group Finance Director since 1998 of Hutchison. He is also a Director of Cheung Kong (Holdings) Limited, Orange plc and Hongkong Electric Holdings Limited and an Executive Director of Cheung Kong Infrastructure Holdings Limited.

     Kaj-Erik Relander has been the Executive Vice President, International Operations, and the Chief Financial Officer of Sonera Corporation since 1999 and, effective January 1, 2000, he will be the head of Sonera's new Mobile and Media Division. Since joining Sonera in 1994, Mr. Relander has also served as Sonera's Group Business Controller and as Director, Finance and Business Development.

     Each of the following individuals will be selected by Omnipoint to become members of the VoiceStream Holdings board pursuant to the reorganization agreement: Douglas G. Smith, Richard L. Fields, James J. Ross and James N. Perry. See "VoiceStream Holdings Voting Agreement." The remaining members of the VoiceStream Holdings board will be elected pursuant to a voting agreement.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     VoiceStream Holdings will assume all compensation for those executive officers of VoiceStream and Omnipoint who become executive officers of VoiceStream Holdings. The following table summarizes the compensation for services rendered during 1999 and 1998 for VoiceStream's Chief Executive Officer and its next four most highly compensated executive officers, as well as Douglas
G. Smith, in his capacity as Chairman, President and CEO of Omnipoint, collectively referred to herein as the "Named Executive Officers". Prior to VoiceStream's spin-off from Western Wireless on May 3, 1999, Western Wireless paid, and VoiceStream reimbursed Western Wireless for, all such executive compensation which was attributable to time spent and services rendered for VoiceStream. Such compensation arrangement is expected to continue between VoiceStream Holdings and Western Wireless with respect to Messrs. Stanton, Guthrie and Bender for so long as they continue to split their time and responsibilities between VoiceStream Holdings, VoiceStream and Western Wireless. See "Employment Agreements."

                                                                     LONG-TERM COMPENSATION
                                                                             AWARDS
                                                                    -------------------------
                                      ANNUAL COMPENSATION                         RESTRICTED    ALL OTHER
                              -----------------------------------                   STOCK        COMPEN-
 NAME AND PRINCIPAL POSITION  FISCAL YEAR   SALARY($)   BONUS($)    OPTIONS(1)   AWARDS($)(2)   SATION($)
 ---------------------------  -----------   ---------   ---------   ----------   ------------   ---------
John W. Stanton(3)...........    1999        295,000             (4)      939       630,000      464,593(5)
  Chairman and Chief             1998        193,542      400,000        954        521,250      367,974(5)
  Executive Officer
Robert R. Stapleton..........    1999        232,210             (4)  140,876       315,000      234,796(5)
  President and Director         1998        165,667      200,000    124,407        260,625      186,487(5)
Douglas G. Smith.............    1999        299,616    1,800,000(6)  300,000           n/a       33,630(7)
  Vice Chairman and              1998        262,115      122,618(8)      n/a           n/a       31,820(7)
  Director
Donald Guthrie(3)............    1999        212,865             (4)   56,350       315,000      234,796(5)
  Vice Chairman and              1998        165,667      150,000     57,263        260,625      186,487(5)
  Director
Cregg B. Baumbaugh...........    1999        169,064             (4)   75,134       210,000      158,197(5)
  Executive Vice                 1998        145,321      110,000     66,350        173,750      125,992(5)
  President -- Finance,
  Strategy and Development
Alan R. Bender(3)............    1999        169,060             (4)   37,567       210,000      158,197(5)
  Executive Vice                 1998        145,321      110,000     38,175        173,750      125,992(5)
  President, General Counsel,
  and Secretary

-------------------------
(1) The 1998 options were granted as a result of the conversion of Western Wireless options granted during 1998 to each of the VoiceStream Named Executive Officers, excluding Douglas G. Smith. Omnipoint did not grant any options to Mr. Smith during 1998.

(2) The shares are restricted under the Western Wireless restricted stock plan until predetermined performance goals are met, including achieving predetermined levels of subscribers and achieving predetermined levels of cash flow. No restricted stock grants have been made under the VoiceStream restricted stock plan. By their terms, none of the restricted stock grants will vest within three years in the absence of the performance goals having been met. Dividends will be paid on shares of the restricted stock to the extent paid on any other shares of stock of the same class.

(3) Mr. Stanton, and until May 3, 2002 Messrs. Guthrie and Bender, will divide their time and responsibilities between VoiceStream, VoiceStream Holdings and Western Wireless, and their compensation will be shared appropriately.

(4) The bonuses for 1999 have not yet been determined.

(5) VoiceStream made payments to cover the taxes related to the grant of restricted shares and paid matching contributions to VoiceStream's 401(k) Profit Sharing Plan and Trust.

(6) Of this amount, $1,500,000 represents a one-time incentive bonus which was related to the signing of the Omnipoint reorganization agreement. The remaining $300,000 was paid as the base target bonus for 1999 pursuant to his employment agreement. The full amount of his bonus for 1999 has not yet been determined.

(7) Includes amounts reimbursed in connection with a travel allowance, supplemental benefit program and premiums on life insurance.

(8) This amount reflects the bonus earned in 1998 based upon achievement of corporate and individual performance objectives in 1998.

     GRANTS OF STOCK OPTIONS

     As part of the spin-off, each of Messrs. Stanton, Guthrie and Bender and the VoiceStream directors, excluding Messrs. Fok and Snook, received a number of options to purchase VoiceStream common stock, based upon the number of options to purchase Western Wireless common stock held by each individual prior to the spin-off.

     Those who held vested options to purchase Western Wireless common stock received an equal number of vested options to purchase VoiceStream common stock which are governed by the VoiceStream 1999 Management Incentive Stock Option Plan (See "-- Stock Option Plan"). The following table summarizes VoiceStream options granted as a result of the conversion of Western Wireless options granted during 1999 to each of the Named Executive Officers.

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                       % OF TOTAL                                       ANNUAL RATES OF STOCK
                                        OPTIONS                                           APPRECIATION FOR
                            OPTIONS    GRANTED TO    EXERCISE OR                           OPTION TERM(2)
                            GRANTED   EMPLOYEES IN   BASE PRICE       EXPIRATION       -----------------------
           NAME             (#)(1)    FISCAL YEAR     ($/SHARE)          DATE            5%($)        10%($)
           ----             -------   ------------   -----------   -----------------   ----------   ----------
John W. Stanton...........      939        0.9%        $ 11.32     December 31, 2009   $    6,685   $   16,941
Robert R. Stapleton.......  140,876       14.2%        $ 11.32     December 31, 2009   $1,003,263   $2,542,465
Douglas G. Smith..........  300,000       11.2%        $ 16.00     June 21, 2009       $3,018,694   $7,649,964
Donald Guthrie............   56,350        5.6%        $ 11.32     December 31, 2009   $  401,302   $1,016,979
Cregg B. Baumbaugh........   75,134        7.6%        $ 11.32     December 31, 2009   $  535,075   $1,355,984
Alan R. Bender............   37,567        3.8%        $ 11.32     December 31, 2009   $  267,537   $  677,992

-------------------------
(1) These options have terms of ten years from the date of grant, January 1, 1998, and become exercisable as to 25% of the shares on the first anniversary and an additional 25% every year thereafter until such options are fully exercisable except for the options granted to Mr. Smith. The options granted to Mr. Smith have a term of ten years from the date of grant and become exercisable upon the earliest of his termination without cause, resignation for good reason, or one year after the date that either the Omnipoint reorganization is completed or the Omnipoint reorganization agreement is terminated.

(2) Potential realizable value is based on an assumption that the stock price of the VoiceStream common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the SEC and do not reflect VoiceStream's estimate of future stock price performance.

     Upon completion of the first to occur of the reorganizations, the options referred to in the above table for current VoiceStream officers and directors will become options to purchase an equal number of shares of VoiceStream Holdings, on the same terms and at the same exercise price.

     AGGREGATED OPTION VALUES

     The following table summarizes on an aggregated basis the number and value of VoiceStream options granted to the Named Executive Officers. Neither VoiceStream nor Omnipoint has any outstanding stock appreciation rights ("SARs").

                  AGGREGATE OPTION EXERCISES AND OPTION VALUES

                                                                                     VALUE OF UNEXERCISED
                                                       NUMBER OF SECURITIES              IN-THE-MONEY
                                                      UNDERLYING UNEXERCISED              OPTIONS AT
                           SHARES                           OPTIONS AT                   DECEMBER 31,
                          ACQUIRED       VALUE        DECEMBER 31, 1999(#)(1)            1999($)(1)(2)
                         ON EXERCISE    REALIZED    ---------------------------   ---------------------------
          NAME               (#)          ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----           -----------   ----------   -----------   -------------   -----------   -------------
John W. Stanton.........          (3)            (3)       250         1,643      $    33,266    $   216,679
Robert R. Stapleton.....   100,000     $9,312,606     509,731        281,751      $70,030,338    $37,266,885
Douglas G. Smith........         0              0           0        300,000                0    $33,392,640
Donald Guthrie..........         0              0     221,354        112,700      $30,545,270    $14,906,701
Cregg R. Baumbaugh......    66,500     $3,791,713     170,731        150,267      $23,243,243    $19,875,645
Alan R. Bender..........    71,500     $4,244,887     141,243         75,134      $19,234,510    $ 9,937,890

-------------------------
(1) Except for the options granted to Mr. Stanton the VoiceStream options were granted on May 21, 1999, as a result of the conversion of Western Wireless options that were granted on or prior to January 1, 1999. Mr. Stanton was granted options as a director on December 31, 1999.

(2) Dollar values were calculated by determining the difference between the exercise price and $142.31, which was the last sale price for VoiceStream's common stock as reported on the Nasdaq Stock Market on December 31, 1999.

(3) During 1999, Theresa E. Gillespie, a Senior Executive Officer of Western Wireless and the wife of John Stanton, exercised 172,362 options for a value of $15,552,768.

DIRECTOR COMPENSATION

     Following the completion of the first to occur of the reorganizations, the VoiceStream Holdings board will consider appropriate compensation arrangements for each director who is not also an employee of VoiceStream Holdings or any of its subsidiaries. All directors also will be reimbursed for reasonable travel and other out-of-pocket expenses incurred by them in attending board or committee meetings.

     VoiceStream Holdings may, from time to time and in the sole discretion of the VoiceStream Holdings board, grant additional options to directors under VoiceStream Holdings' 1999 Management

Incentive Stock Option Plan, which is described below. It is currently intended that all grants under such plan will be in addition to any annual fees to be paid to directors.

DIRECTOR COMMITTEES

     VoiceStream Holdings intends to establish a Compensation Committee, Audit Committee and Executive Committee at the first meeting of the board of directors held following the closing of the first to occur of the reorganizations.

EMPLOYMENT AGREEMENTS

     Mr. Stanton and, until May 3, 2002, Messrs. Guthrie and Bender, will divide their time and responsibilities between VoiceStream Holdings and Western Wireless pursuant to their existing employment agreements with Western Wireless. Their employment agreements and the existing employment agreements between VoiceStream and each of Messrs. Stapleton and Baumbaugh provide for annual base salaries of $295,000, $215,000, $170,000, $235,000 and $170,000, respectively, and provide each executive officer an opportunity to earn an annual bonus, as determined by the respective board of directors, targeted at 100%, 70%, 60%, 80% and 60%, respectively, of annual base compensation. It is expected that Western Wireless will pay, and VoiceStream Holdings will reimburse Western Wireless, for all executive compensation for Messrs. Stanton, Guthrie and Bender which is attributable to time spent and services rendered for VoiceStream Holdings.

     The foregoing employment agreements also provide that the contracting employee may be terminated by VoiceStream Holdings or Western Wireless, as the case may be, at any time, with or without cause (as such term is defined in the employment agreements); however, in the event of an involuntary termination (as defined therein) for other than cause (1) such executive officer will be entitled to receive a severance payment in an amount equal to any accrued but unpaid existing annual targeted incentive bonus through the date of termination, 12 months of such executive's then base compensation, and an amount equal to 12 months of such executive's existing annual targeted incentive bonus, (2) the employer will, at its expense, make all specified insurance payment benefits on behalf of such executive officer and his or her dependents for 12 months following such involuntary termination and (3) with respect to any stock options previously granted to each executive officer which remain unvested at the time of involuntary termination, there shall be immediate vesting of that portion of each such grant of any unvested stock options equal to the product of the total number of such unvested options under such grant multiplied by a fraction, the numerator of which is the sum of the number of days from the date on which the last vesting of options under such grant occurred to and including the date of termination plus 365, and the denominator of which is the number of days remaining from the date on which the last vesting of options under such grant occurred to and including the date on which the final vesting under such grant would have occurred absent the termination. Mr. Stapleton's agreement provides for an immediate vesting of all options upon his involuntary termination. Among other things, an executive officer's death or permanent disability will be deemed an involuntary termination for other than cause. In addition, each employment agreement provides for full vesting of all stock options granted upon a change of control, as such term is defined in the stock option agreements with the executive officer.

     Pursuant to the terms of each of these employment agreements, each executive officer agrees that during such executive officer's employment and for one year following the termination of such executive officer's employment for any reason, such executive officer will not engage in a business which is substantially the same as or similar to the business of his employer and which competes within the applicable commercial mobile radio services markets serviced by his employer. Mr. Stanton's agreement provides that such prohibition shall not preclude Mr. Stanton's investment in other companies engaged in the wireless communications business or his ability to serve as a director of other companies engaged in the wireless communications business, in each case subject to his fiduciary duties as a director. Upon completion of the first to occur of the reorganizations, VoiceStream Holdings will assume the obligations of VoiceStream under these employment agreements.

     Mr. Smith is party to an employment agreement with Omnipoint. This agreement will be assumed by VoiceStream Holdings upon completion of the Omnipoint reorganization. Mr. Smith's employment agreement currently provides for an annual base salary of $300,000, and a target bonus of $300,000. If Mr. Smith resigns from his position for good reason or is terminated without cause, he will be entitled to a lump sum severance payment equal to the sum of his full annual salary and target bonus for the 12 months preceding his resignation or termination. In such event, Mr. Smith also will be entitled to an additional amount, equivalent to the severance payment, but paid out in equal installments over the 12-month period that begins one year after Mr. Smith's termination. All of Mr. Smith's outstanding options will vest upon the earliest of his termination without cause, resignation for good reason, or one year after the date that either the Omnipoint reorganization is completed or the Omnipoint reorganization agreement is terminated.

     Under the terms of Mr. Smith's employment agreement, Mr. Smith has agreed that during the term of his employment and for a period of up to two years after the cessation of his employment under this agreement, he will not directly or indirectly engage in the business of providing wireless personal communication or data services in any geographic area served by Omnipoint.

INDEMNIFICATION AGREEMENTS

     VoiceStream Holdings intends to enter into an indemnification agreement with each of its executive officers and directors, which will be separate from such executive officer's employment agreement with VoiceStream, VoiceStream Holdings or Western Wireless, as the case may be. Pursuant to this indemnification agreement, VoiceStream Holdings will indemnify the executive officer or director against certain liabilities arising by reason of the executive officer's or the director's affiliation with VoiceStream Holdings.

BENEFIT AND COMPENSATION PLANS

     VoiceStream Holdings will establish benefit and compensation plans substantially similar to those presently maintained by VoiceStream. These plans, which are described below, will replace and assume the obligations of (1) VoiceStream's management incentive stock option plan, employee stock purchase plan and restricted stock plan, (2) Omnipoint's stock option plan, amended and restated employee stock purchase plan and omnibus stock plan, and (3) Aerial's long-term incentive plan, employee stock purchase plan and retention restricted stock unit plan. Each of these plans will give VoiceStream, Omnipoint and Aerial employees credit for service as VoiceStream, Omnipoint or Aerial employees, as the case may be.

     1999 MANAGEMENT INCENTIVE STOCK OPTION PLAN

     The management incentive plan will provide an incentive for key personnel of VoiceStream Holdings and its subsidiaries to generate stockholder value. The management incentive plan will provide for the granting to key employees of incentive stock options within the meaning of section 422 of the Internal Revenue Code and for the granting of nonqualified stock options to directors, key employees and/or consultants of VoiceStream Holdings and its subsidiaries. Unless terminated sooner, the management incentive plan will terminate automatically ten years from the date of the closing of the reorganization. A total of approximately 20,000,000 shares of common stock will be reserved for issuance pursuant to the management incentive plan. If both reorganizations are completed, VoiceStream Holdings expects that options to acquire approximately 11,354,000 shares of common stock will be outstanding under the management incentive plan.

     The management incentive plan will be administered by the VoiceStream Holdings board or a committee appointed by the VoiceStream Holdings board to administer the plan. The VoiceStream Holdings board or committee so appointed shall have full power and authority to administer and interpret the plan. Such powers will include, but will not be limited to, authority to determine the directors, employees and consultants to be granted stock options under the plan, to determine the size, type, and applicable terms and conditions of grants to be made to such directors, employees and consultants and to determine a time when stock options will be granted. During all times in which VoiceStream Holdings is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 each member of the board who participates in administration must be a "disinterested person" as that term is defined in Rule 16b-3 of the Exchange Act.

     The exercise price of all nonqualified and incentive stock options granted under the management incentive plan shall be, unless otherwise determined by the VoiceStream Holdings board, the fair market value of the common stock prior to the date of grant, as determined by the VoiceStream Holdings board in accordance with the management incentive plan and any applicable option agreement. Payment of such exercise price may be made by cash, check, promissory note, surrender of common stock having a fair market value equal to the exercise price of the option, or in accordance with procedures for a "cashless exercise" as may be established from time to time by VoiceStream Holdings and the brokerage firm, if any, designated by VoiceStream Holdings to facilitate exercises of options and sales of common stock under the management incentive plan.

     1999 EMPLOYEE STOCK PURCHASE PLAN

     It is anticipated that the purchase plan will authorize the issuance of up to a total of 1,500,000 shares of common stock to participating employees. The purchase plan will consist of ten separate consecutive six-month offerings commencing on each November 1 and May 1. The purchase plan will terminate upon the earliest of the following:

     - six years from the date of the first to occur of the Omnipoint reorganization or the Aerial reorganization;

     - the date of the filing of a Statement of Intent to Dissolve (as defined in the purchase plan) by VoiceStream Holdings or the effective date of a merger or consolidation wherein VoiceStream Holdings is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to VoiceStream Holdings;

     - the date the board acts to terminate the purchase plan; or

     - the date when all of the shares reserved for issuance under the purchase plan have been purchased.

     The purchase plan will be administered by the VoiceStream Holdings board, which may engage a designated stock brokerage or financial services firm to assist in the administration. The VoiceStream Holdings board will be vested with full authority to make, administer, and interpret rules and regulations necessary to administer the purchase plan. The VoiceStream Holdings board may delegate any or all of its administrative duties to a committee composed of two or more members of the VoiceStream Holdings board.

     Persons regularly employed by VoiceStream Holdings or any of its subsidiaries on the commencement date of an offering period and who either (1) have been so employed for at least three months or (2) were employed by Omnipoint, Aerial or any of their subsidiaries on the closing date of the reorganization, will be eligible to participate in the purchase plan. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of VoiceStream Holdings' capital stock or any subsidiary will not be eligible to participate in the purchase plan. No participant shall be allowed to subscribe for any shares under the purchase plan to accrue at a rate that exceeds $25,000 of the fair market value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which such right to subscribe is outstanding. In addition, absent a contrary determination by the VoiceStream Holdings board, no employee may withhold payroll deductions for the purchase of VoiceStream Holdings common stock under the purchase plan in excess of either (i) $10,200 in any calendar year, or (ii) 10% of such employee's total annual compensation. An employee's rights under the purchase plan terminate upon voluntary withdrawal from the purchase plan, or when the employee ceases employment for any reason.

     The VoiceStream Holdings board will set the purchase price per share at an amount not less than the lower of (1) 85% of the fair market value of the shares on the commencement date, or the nearest subsequent business day; (2) 85% of the fair market value of the shares on the ending date, or the nearest prior business day; or (3) 85% of the fair market value of the shares on the purchase date. In the absence of any other determination by the VoiceStream Holdings board, the purchase price will be 85% of the fair market value of the shares on the purchase date.

     At the time the enrollment agreement is filed by an eligible employee and for so long as the participant participates in the purchase plan, the participant shall authorize VoiceStream Holdings to make payroll deductions as specified in the enrollment agreement. A participant's payroll deductions shall be credited to that participant's account and on each of one or more purchase dates during an offering, each participant shall be deemed to have carried out the right to purchase, and shall be deemed to have purchased at the purchase price, the number of full shares that may be purchased with such participant's account.

     1999 EXECUTIVE RESTRICTED STOCK PLAN

     The restricted stock plan will be created to promote the interests of VoiceStream Holdings by allowing the grant or sale of restricted VoiceStream Holdings common stock to key executives of VoiceStream Holdings. It is anticipated that 200,000 shares of restricted VoiceStream Holdings common stock will be authorized for issuance to selected executives of VoiceStream Holdings under the Restricted Stock Plan. Any stock issued under the plan that is forfeited by the grantee shall not be available for reissue under the plan. The restricted stock plan will terminate ten years after the closing of the first to occur of the reorganizations, unless terminated sooner by the VoiceStream Holdings board.

     The VoiceStream Holdings board will administer the restricted stock plan. The VoiceStream Holdings board may delegate any or all of its administrative duties to a committee composed of three or more members of the VoiceStream Holdings board, provided that each member of such committee must be a "non-employee director" as defined in Rule 16b(3) of the Exchange Act and an "outside director" as defined in section 162(m) of the Code. The VoiceStream Holdings board or committee so appointed shall have full power and authority to administer and interpret the plan. Such powers include, but are not limited to, authority to determine the employees to be granted rights under the plan, to determine the size, type, and applicable terms and conditions of grants to be made to such employees and to determine the restrictions applicable to stock granted under the plan, subject to the terms of the plan.

     The VoiceStream Holdings board will set the purchase price per share of stock issued under the restricted stock plan. If there is no purchase price, the offer shall be treated as a restricted stock bonus. The restrictions applicable to stock granted under the restricted stock plan are established in the discretion of the VoiceStream Holdings board, and may include forfeiture upon failure of certain conditions, including continued employment by VoiceStream Holdings for designated time periods and the meeting of designated performance goals. The determination of whether such conditions have been met will be made solely by the VoiceStream Holdings board. Offers of restricted stock to the five most highly compensated employees of VoiceStream Holdings may, in order to comply with section 162(m) of the Code, be designated "special performance awards" and if so designated shall be subject to specific performance goals specified in the plan. No employee may be granted restricted stock in excess of 33.33% of the remaining stock reserved for issuance under the plan.

PRO FORMA BENEFICIAL OWNERSHIP OF VOICESTREAM HOLDINGS COMMON STOCK

     The following table sets forth certain information as of December 31, 1999 with respect to the pro forma beneficial ownership of VoiceStream Holdings taking into consideration three possible alternatives: (1) only the Omnipoint reorganization is completed; (2) only the Aerial reorganization is completed; and (3) both reorganizations are completed. The table shows the pro forma beneficial ownership for each of the three alternatives by (1) the holders of 5% or more of the outstanding VoiceStream Holdings common stock; (2) the individuals who will be directors of VoiceStream Holdings; (3) the Named Executive Officers; and (4) all VoiceStream Holdings executive officers and directors as a group. The columns labeled "Omnipoint" and "Both" assume that:
(1) all VoiceStream common stock will be exchanged for VoiceStream Holdings common stock on a one-for-one basis; (2) each share of Omnipoint common stock will be exchanged for $8.00 in cash and 0.825 of a share of VoiceStream Holdings common stock; (3) all outstanding options to acquire VoiceStream common stock will convert to VoiceStream Holdings options; (4) all outstanding options and warrants to acquire Omnipoint common stock will convert to options or warrants to acquire VoiceStream Holdings common stock or warrants, with appropriate adjustments in the number of shares and the exercise price to reflect the Omnipoint reorganization exchange rate to be received by Omnipoint stockholders upon completion of the Omnipoint reorganization; (5) the closing price of VoiceStream common stock on the day immediately preceding the completion of the Omnipoint reorganization is $112.69, which may or may not be the actual closing price; and (6) in the $957 million Hutchison investment, Hutchison PCS (USA) acquired 11,172,000 shares of VoiceStream Holdings common stock and 6,330 shares of VoiceStream Holdings 2.5% Convertible Junior Preferred Stock. The columns labeled "Aerial" and "Both" assume that: (1) all VoiceStream common stock will be exchanged for VoiceStream Holdings common stock on a one-for-one basis; (2) all Aerial common stock will be exchanged for VoiceStream Holdings common stock based on an exchange ratio of 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock; (3) all outstanding options to acquire VoiceStream common stock will convert to VoiceStream Holdings options;
(4) all outstanding options to acquire Aerial common stock will convert to immediately exercisable options to purchase shares of VoiceStream Holdings common stock based on an exchange ratio of 0.455 of a share of VoiceStream Holdings common stock for each share of Aerial common stock; and (5) in the $957 million Hutchison investment, Hutchison PCS (USA) acquired 11,172,000 shares of VoiceStream Holdings common stock and 6,330 shares of VoiceStream Holdings 2.5% Convertible Junior Preferred Stock. A person or entity is considered to "beneficially own" any shares (1) over which such person or entity exercises sole or shared voting or investment power or (2) which such person or entity has the right to acquire at any time within 60 days.

                                         OMNIPOINT(1)                    AERIAL(1)                      BOTH(1)
                                  ---------------------------   ---------------------------   ---------------------------
                                   SHARES OF                     SHARES OF                     SHARES OF
                                  COMMON STOCK     PERCENT      COMMON STOCK     PERCENT      COMMON STOCK     PERCENT
                                  BENEFICIALLY   BENEFICIALLY   BENEFICIALLY   BENEFICIALLY   BENEFICIALLY   BENEFICIALLY
        NAME AND ADDRESS             OWNED          OWNED          OWNED          OWNED          OWNED          OWNED
        ----------------          ------------   ------------   ------------   ------------   ------------   ------------
Hutchison Whampoa Limited
22nd Floor, Hutchison House
  10 Harcourt Road
  Hong Kong(2)(3)...............   55,899,252       28.96%       22,899,252       15.41%       55,899,252       22.82%
The Goldman Sachs Group, L.P.
  and related investors(3)(4)(5)
  85 Broad Street, 19th Floor
  New York, NY 10004............    9,799,748        5.73         9,799,748        6.60         9,799,748        4.40
Telephone and Data Systems,
Inc.(3)(6)
  30 N. LaSalle Street, Suite
  4000
  Chicago, IL 60602.............           --          --        35,570,494       23.94        35,570,494       15.94
Sonera Corporation(3)(7)
  Fin-00051-Tele
  Sturenkatu 16, Helsinki
  Finland.......................    8,771,930        5.12        10,203,844        6.87        18,975,774        8.50
John W. Stanton and Theresa E.
Gillespie(3)(4)(8)
  3650 131st Ave. SE
  Bellevue, WA 98006............    6,055,880        3.54         6,061,932        4.08         6,061,932        2.72
Douglas G. Smith(3)(9)
  3 Metrocenter, Suite 400
  Bethesda, MD 20814............    4,596,780        2.69                --          --         4,596,780        2.06
Richard L. Fields(3)(10)
  711 Fifth Avenue
  New York, New York 10022......    2,504,560        1.46                --          --         2,504,560        1.12
James N. Perry, Jr.(3)(11)
  Three First National Plaza
  Suite 1330
  Chicago, IL 60602.............    2,690,119        1.57                --          --         2,690,119        1.20
Cregg B. Baumbaugh(4)...........      271,159       *               271,159       *               271,159       *
Alan R. Bender(4)...............      228,114       *               228,114       *               228,114       *
James J. Ross(3)(12)............    1,466,971       *                    --          --         1,466,971       *
Robert R. Stapleton(4)..........      649,926       *               649,926       *               649,926       *
Donald Guthrie(4)...............      403,492       *               403,492       *               403,492       *
Mitchell R. Cohen(4)............       24,404       *                24,404       *                24,404       *
Daniel J. Evans(4)..............        4,219       *                 4,219       *                 4,219       *
Jonathan M. Nelson(4)...........      224,761       *               224,761       *               224,761       *
Terence M. O'Toole(4)(13).......    9,799,748        5.72         9,799,748        6.60         9,799,748        4.40
Canning Fok(2)(4)(14)...........   55,899,486       28.96        22,899,486       15.41        55,899,486       22.82
Hans R. Snook(2)(4)(14)(15).....   55,899,486       28.96        22,902,216       15.42        55,902,216       22.82
Susan M.F.W. Chow(2)(14)........   55,899,252       28.96        22,899,252       15.41        55,899,252       22.82
Frank J. Sixt(2)(14)............   55,899,252       28.96        22,899,252       15.41        55,899,252       22.82
Kaj-Erik Relander(16)...........    8,771,930        5.12        10,203,844        6.87        18,975,744        8.50
All VoiceStream Holdings
  executive officers and
  directors as a group
  (22 persons)(4)(17)...........   93,980,620       47.98%       51,163,120       34.12%      104,193,480       42.04%

-------------------------
Notes to Beneficial Ownership Table

  *  Less than 1% of the outstanding shares of common stock.

 (1) Computed in accordance with Rule 13d-3(d)(1) of the Exchange Act.

 (2) Includes shares of common stock issuable upon conversion of VoiceStream Holdings Junior Preferred.

 (3) Parties or affiliates of parties to a voting agreement. See "The Special Meetings -- Agreement to Vote in Favor of the Reorganization."

 (4) Includes aggregate exercisable options, within 60 days of December 31, 1999, to purchase VoiceStream common stock; does not include unexercisable options. May include stock jointly or separately owned with or by a spouse. Options granted to Mr. Cohen are held for the benefit of Hellman & Friedman Partners II, L.P.; options granted to Mr. Nelson are held for the benefit of Providence Media Partners L.P.; and options granted to Mr. O'Toole are held for the benefit of The Goldman Sachs Group, L.P.

 (5) Based on (a) 8,986,738 shares of VoiceStream common stock held of record by GS Capital, (b) 470,401 shares of VoiceStream common stock held of record by Stone Street Fund 1992 L.P., (c) 273,069 shares of VoiceStream common stock held of record by Bridge Street Fund, and (d) 68,821 shares of VoiceStream common stock held of record by the The Goldman Sachs Group, L.P. Each of GS Capital, Stone Street and Bridge Street Fund 1992, L.P. is an investment limited partnership, the general partner, the managing general partner or the managing partner of which is an affiliate of The Goldman Sachs Group, L.P. The Goldman Sachs Group, L.P. disclaims beneficial ownership of shares held by such investment partnerships to the extent partnership interests in such partnerships are held by persons other than The Goldman Sachs Group, L.P. and its affiliates.

 (6) Includes shares of VoiceStream Holdings common stock issuable in exchange for Aerial common stock acquired in connection with the $420 million TDS debt replacement.

 (7) Includes shares of (a) VoiceStream Holdings common stock issuable in exchange for Aerial common stock acquired in the $230 million Sonera investment and Aerial common stock to be received upon exchange of common stock of an Aerial subsidiary and (b) VoiceStream Holdings common stock to be acquired in the $500 million Sonera investment in VoiceStream Holdings.

 (8) Mr. Stanton and Ms. Gillespie are husband and wife. Their pro forma beneficial ownership takes into account (a) 1,686,069 shares of VoiceStream common stock held of record by PN Cellular, Inc., which is substantially owned and controlled by Mr. Stanton and Ms. Gillespie, (b) 1,274,519 shares of VoiceStream common stock held of record by Stanton Communications Corporation which is substantially owned and controlled by Mr. Stanton and Ms. Gillespie, (c) 2,871,803 shares of VoiceStream common stock held by Mr. Stanton and Ms. Gillespie, as tenants in common, (d) 164,437 shares of VoiceStream common stock held of record by The Stanton Family Trust; (e) 45,000 shares and 13,333 shares of VoiceStream common stock held of record by each of Mr. Stanton and Ms. Gillespie, respectively, pursuant to Western Wireless' 1997 Executive Restricted Stock Plan and (f) 13,300 shares of Aerial common stock held by Mr. Stanton and Ms. Gillespie as tenants in common. Mr. Stanton and Ms. Gillespie are married and share voting and investment power with respect to the shares jointly owned by them, as well as the shares held of record of PN Cellular, Stanton Communication Corporation and The Stanton Family Trust.

 (9) Takes into account 26,169 shares of Omnipoint common stock owned by Mr. Smith's minor children, 3,126,969 shares of Omnipoint common stock held by Avance Capital, a sole proprietorship, and 428,564 shares held in a grantor trust. Mr. Smith does not exercise voting or investment power over, and disclaims beneficial ownership of, the shares held in the grantor trust. Of the total shares held in Mr. Smith's name and in the name of Avance, 479,000 are held in a blind trust. While Mr. Smith is the beneficial owner of these shares, he exercises no control over these shares. The blind trust is free to sell, exchange, hedge, or otherwise dispose of these shares at any time. Mr. Smith has voting and investment power with respect to the other shares.

(10) Takes into account 2,131,336 shares of Omnipoint common stock owned by Allen & Co., Inc., including 504,000 shares issuable upon exercise of outstanding Omnipoint warrants held by Allen & Co. and 110,880 shares of Omnipoint common stock issuable upon exercise of outstanding Omnipoint warrants held by Mr. Fields. Mr. Fields is a Managing Director of Allen & Co. Of such amounts, Mr. Fields does not exercise voting or investment power over, and disclaims beneficial ownership of the 2,131,336 shares owned by Allen & Co.

(11) Takes into account 2,648,149 shares of Omnipoint common stock owned by Madison Dearborn Capital Partners, L.P. including 205,333 shares of Omnipoint common stock issuable upon exercise of outstanding Omnipoint warrants held of record by Madison Dearborn Capital Partners, L.P. and 25,513 shares of Omnipoint common stock held in trust for Mr. Perry's children. Mr. Perry is a member of the L.P. Committee. which manages Madison Dearborn Capital Partners, L.P. Mr. Perry may therefore be deemed to share investment control with respect to the shares of Omnipoint common stock owned by Madison Dearborn Capital Partners, L.P. and may therefore be deemed to have beneficial ownership of shares of Omnipoint common stock owned by Madison Dearborn Capital Partners, L.P.

(12) Takes into account 748,854 shares of Omnipoint common stock issuable upon exercise of outstanding Omnipoint options held by Mr. Ross and 240,817 shares of Omnipoint common stock held in trust for Mr. Ross' children. As a result, Mr. Ross may be deemed to be the beneficial owner of such shares.

(13) Mr. O'Toole, who is a managing director of Goldman Sachs, disclaims beneficial ownership of shares of VoiceStream common stock, which may be deemed to be beneficially owned by GS Group, except to the extent of his pecuniary interest therein.

(14) Takes into account the fact that Messrs. Fok, Snook and Sixt and Ms. Chow may each be deemed to be the owner of the 22,899,252 shares of VoiceStream common stock owned by Hutchison Whampoa, as Mr. Fok is the Group Managing Director of Hutchison, Mr. Snook is the Group Managing Director of an affiliate of Hutchison and a Director of a separate affiliate of Hutchison and each of Ms. Chow and Mr. Sixt are executive directors of Hutchison Whampoa. Each of Mr. Fok, Mr. Snook, Ms. Chow and Mr. Sixt disclaim beneficial ownership of shares held by Hutchison to the extent interests in Hutchison are held by persons other than such individual.

(15) Includes 6,000 shares of Aerial common stock held by members of Mr. Snook's immediate family.

(16) Takes into account the fact that Kaj-Erik Relander, the director to be designated by Sonora, may be deemed to be the owner of the shares of VoiceStream Holdings common stock that will be owned by Sonera in the event the Omnipoint reorganization and/or the Aerial reorganization is completed.

(17) In determining the aggregate number of shares owned by VoiceStream Holdings executive officers and directors, shares of VoiceStream common stock, Omnipoint common stock and Aerial common stock as to which such executive officers and directors share voting or investment power have not been duplicated.

BUSINESS OF VOICESTREAM, OMNIPOINT AND AERIAL

     For information regarding the historical operations of VoiceStream, Omnipoint and Aerial, see "Where You Can Find More Information."

                           CERTAIN LEGAL INFORMATION

DESCRIPTION OF VOICESTREAM HOLDINGS CAPITAL STOCK

     The following is a description of the terms of the capital stock of VoiceStream Holdings based on and qualified in its entirety by its restated certificate of incorporation, which is attached to this joint proxy statement-prospectus as Annex H.

     At the closing of the first to occur of the reorganizations, the authorized capital stock of VoiceStream Holdings will consist of 1,000,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001. There is no VoiceStream Holdings preferred stock outstanding. Following the closing of the Omnipoint reorganization, assuming that Hutchison PCS(USA) does not convert its shares of VoiceStream Holdings 2.5% Convertible Junior Preferred Stock into VoiceStream Holdings common stock, there will be approximately 162,271,000 shares of VoiceStream Holdings common stock outstanding, with approximately 550 holders of record, and 6,330 shares of VoiceStream 2.5% Convertible Holdings Junior Preferred Stock by Hutchison. Following the closing of the Aerial reorganization, there will be an addition of approximately 51,815,000 shares of VoiceStream Holdings common stock outstanding. If only the Aerial reorganization is completed, there will be approximately 148,104,000 shares of VoiceStream Holdings common stock outstanding.

     Based on the number of options outstanding on December 31, 1999, at the completion of the Omnipoint reorganization, VoiceStream Holdings will have issued options to acquire approximately 11 million shares of its common stock in exchange for options issued by VoiceStream and Omnipoint for VoiceStream and Omnipoint common stock, respectively. There are no other rights outstanding to acquire VoiceStream Holdings' capital stock. Based on the number of options outstanding on December 31, 1999, at the completion of the Aerial reorganization, VoiceStream Holdings will have issued options to acquire approximately 354,000 shares of its common stock in exchange for options issued by Aerial for Aerial common stock.

     VoiceStream Holdings has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by VoiceStream Holdings will be subject to the discretion of VoiceStream Holdings' board and certain restrictions on paying dividends contained in our debt instruments. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements or agreements issued in connection with the sale of VoiceStream Holdings' securities, if any, and such other factors as VoiceStream Holdings' board of directors may deem relevant.

COMMON STOCK

     VoiceStream Holdings common stock has one vote per share. Holders of the common stock have no preemptive, subscription or sinking fund rights, except that pursuant to an agreement with VoiceStream Holdings, Hutchison PCS (USA) has a preemptive right entitling it to acquire a portion of any newly issued equity securities of VoiceStream Holdings on the same terms and conditions as such equity securities are being issued to other holders such that Hutchison PCS
(USA) shall be able to retain the same percentage ownership of VoiceStream Holdings as existed immediately prior to such issuance. The preemptive right does not apply to any issuances of equity securities in connection with a public sale of equity securities by VoiceStream; stock dividends; mergers, acquisitions or other merger agreements in which the then-current stockholders of VoiceStream would continue to be the only stockholders of VoiceStream or which is effected to carry out an acquisition transaction; or issuances of equity to employees. Subject to preferences that may be applicable to any then-outstanding VoiceStream Holdings preferred stock, holders of VoiceStream Holdings common stock will be entitled to receive ratably such dividends as may be declared by the VoiceStream Holdings board out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of VoiceStream Holdings, holders of VoiceStream Holdings common stock will be entitled to share ratably in all remaining assets after payment of liabilities and the liquidation preference of any then-outstanding VoiceStream Holdings preferred stock.

PREFERRED STOCK

     VoiceStream Holdings' amended and restated certificate of incorporation authorizes it to issue 100,000,000 shares of its preferred stock, which may be issued from time to time in one or more classes or series or both upon authorization by the VoiceStream Holdings board. The VoiceStream Holdings board, without further approval of the stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each class or series of VoiceStream Holdings preferred stock. The issuance of VoiceStream Holdings preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of VoiceStream Holdings common stock and, under certain circumstances, make it more difficult for a third party to gain control of VoiceStream Holdings, discourage bids for VoiceStream Holdings common stock at a premium or otherwise adversely affect the market price of the VoiceStream Holdings common stock.

     At the time of closing of the Omnipoint reorganization, it is assumed that VoiceStream Holdings will designate 6,330 shares of preferred stock as VoiceStream Holdings 2.5% Convertible Junior Preferred Stock, all of which will be sold at $100,000 per share to Hutchison PCS (USA) as part of the Hutchison investments. The VoiceStream Holdings 2.5% Convertible Junior Preferred Stock will have no par value, will be convertible to VoiceStream Holdings common stock based upon the liquidation preference at $29.00 per share, and will bear interest of 2.5% which is cumulative and payable 40 years from the date of issue if the VoiceStream Holdings 2.5% Convertible Junior Preferred Stock has not prior to that time been converted to VoiceStream common stock. VoiceStream Holdings has no current plans to issue any preferred stock other than shares of its 2.5% Convertible Junior Preferred Stock.

     Pursuant to an agreement with Hutchison PCS (USA), VoiceStream Holdings has agreed for a period of five years that it will not issue any equity security which provides the holders thereof with any extraordinary or special voting rights or any right to veto any action of VoiceStream Holdings, unless such issuance is approved in writing in advance by a director appointed by Hutchison PCS (USA).

COMPARISON OF STOCKHOLDER RIGHTS

VOICESTREAM STOCKHOLDERS

     Upon consummation of the Omnipoint reorganization or the Aerial reorganization, whichever occurs first, the stockholders of VoiceStream will become stockholders of VoiceStream Holdings whose rights will cease to be defined and governed by the Washington Business Corporation Act, and instead will be defined and governed by the Delaware General Corporation Law. In addition, VoiceStream stockholders' rights will no longer be defined and governed by VoiceStream's certificate of incorporation and bylaws. Instead, each VoiceStream stockholder will become a new stockholder of VoiceStream Holdings, whose rights as a stockholder will be defined and governed by VoiceStream Holdings' amended and restated certificate of incorporation and bylaws, as amended from time to time. While the rights and privileges of stockholders of a Delaware corporation are, in many instances, comparable to those of a stockholder of a Washington corporation, there are certain differences. These differences, described below, arise from differences between Delaware and Washington law, between the Delaware General Corporation Law and the Washington Business Corporation Act, and between the VoiceStream articles of incorporation and bylaws and the VoiceStream Holdings amended and restated certificate of incorporation and bylaws as amended from time to time. The following identifies the material differences between the rights of stockholders of VoiceStream and VoiceStream Holdings.

     In the following table DGCL means Delaware General Corporation Law and WBCA means Washington Business Corporation Act.

                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
AMENDMENT TO
CERTIFICATE/ ARTICLES
OF INCORPORATION.......  Under the DGCL, amendments to a            The WBCA authorizes a corporation's
                         corporation's certificate of               board of directors to make various
                         incorporation require the approval of      changes to its articles of
                         the board of directors and stockholders    incorporation without stockholder
                         holding a majority of the outstanding      action. These so-called housekeeping
                         shares entitled to vote on such            changes include changes of corporate
                         amendment and a majority of the            name, the number of outstanding shares
                         outstanding stock of each class            to effectuate a stock split or stock
                         entitled to vote on such amendment as a    dividend in the corporation's own
                         class, unless a greater proportion is      shares, and the par value of its stock,
                         specified in the certificate of            the latter two only if there is one
                         incorporation or by other provisions of    class of stock. With respect to other
                         the DGCL. VoiceStream Holdings' amended    changes to the articles of
                         and restated certificate of                incorporation, the board of directors
                         incorporation does not specify a           must recommend amendments to the
                         greater proportion, except that holders    stockholders, unless the board of
                         of not less than 66 2/3% of the total      directors determines that because of a
                         number of shares of capital stock of       conflict of interest or other special
                         the corporation outstanding and            circumstances it should make no
                         entitled to vote on any particular         recommendation and communicates the
                         matter, must approve an amendment if       basis for its determination to the
                         the amendment provides that:               stockholders with the amendment. In
                                                                    addition, a majority of all the votes
                         - stockholders shall have preemptive       entitled to be cast by any voting group
                           rights to acquire additional shares;     entitled to vote on the change must
                                                                    approve the change unless another
                         - stockholders shall have cumulative       proportion is specified in the articles
                           voting rights;                           of incorporation, by the board of
                                                                    directors as a condition to its
                         - VoiceStream Holdings cannot redeem       recommendation or by provisions of the
                           shares when the holding of such          WBCA. The VoiceStream articles do not
                           shares may result in the loss of any     specify another proportion, except that
                           license or franchise from a              holders of not less than two-thirds of
                           governmental agency to conduct any       the "Total Voting Power," as defined in
                           portion of VoiceStream's Holdings        the VoiceStream articles, must approve
                           business; or                             an amendment if the amendment provides
                                                                    that:
                         - less than two-thirds vote is enough
                           to approve any amendment listed in       - stockholders shall have preemptive
                           bullets one through three.                 rights to acquire additional shares;
                                                                    - stockholders shall have cumulative
                                                                      voting rights;
                                                                    - VoiceStream cannot redeem shares when
                                                                      the holding of

                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                                                                      such shares may result in the loss of
                                                                      any license or franchise from a
                                                                      governmental agency to conduct any
                                                                      portion of VoiceStream's business; or
                                                                    - less than two-thirds vote is enough
                                                                      to approve any amendment listed in
                                                                      bullets one through three.

RIGHT TO CALL SPECIAL
  MEETING OF
  STOCKHOLDERS.........  Under the DGCL, the board of directors     The WBCA provides that the board of
                         or any other person authorized to do so    directors, holders of at least 10% of
                         in the corporation's certificate of        all the votes entitled to be cast on
                         incorporation or the bylaws may call a     any issue proposed to be considered at
                         special meeting of stockholders. The       the proposed special meeting, or other
                         VoiceStream Holdings bylaws authorize      persons authorized to do so by the
                         the president, the board or the            articles of incorporation or bylaws of
                         stockholders entitled to cast at least     the corporation, may call a special
                         one-fifth of the votes which all           meeting of stockholders. However, the
                         stockholders are entitled to cast at       WBCA allows the right of stockholders
                         such a meeting, to call a special          to call a special meeting to be limited
                         meeting.                                   or denied to the extent provided in the
                                                                    articles of incorporation. The
                                                                    VoiceStream articles deny this right by
                                                                    providing that a special meeting of
                                                                    stockholders may only be called by the
                                                                    board of directors or by a duly
                                                                    designated committee of the board.
ANTI-TAKEOVER
PROVISIONS AND
INTERESTED
STOCKHOLDER............  Section 203 of the DGCL prohibits a        The WBCA prohibits a "target
                         Delaware corporation from engaging in a    corporation," with certain exceptions,
                         "business combination" with an             from engaging in certain "significant
                         "interested stockholder" for three         business transactions" with a person or
                         years following the date that such         group of persons who beneficially owns
                         person becomes an interested               10% or more of the voting securities of
                         stockholder. With certain exceptions,      a target corporation (an "Acquiring
                         an interested stockholder is a person      Person") for a period of five years
                         or group who or which owns 15% or more     after the acquisition of such
                         of the corporation's outstanding voting    securities, unless the transaction or
                         stock or is an affiliate or associate      acquisition of shares is approved by a
                         of the corporation and was the owner of    majority of the members of the target
                         15% or more of such voting stock at any    corporation's board of directors prior
                         time within the three years prior          to the date of the acquisition.
                                                                    Significant business

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
                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                         to the date on which it is sought to be    transactions include, among others,
                         determined whether such person is an       merger or consolidation with,
                         interested stockholder.                    disposition of assets to or with, or
                                                                    issuance or redemption of stock to or
                         For purposes of Section 203, the term      from, the Acquiring Person; termination
                         "business combination" is defined          of 5% or more of the employees of the
                         broadly to include:                        target corporation employed in
                                                                    Washington State as a result of the
                         - mergers of the corporation or any        Acquiring Person's acquisition of 10%
                           direct or indirect majority-owned        or more of the shares; issuance,
                           subsidiary (for purposes of this         transfer or redemption of shares,
                           section a "subsidiary") with or          options, warrants or rights to acquire
                           caused by the interested stockholder;    shares to or by an Acquiring Person,
                                                                    except for a dividend, distribution or
                         - sales or other dispositions to the       redemption paid or made pro rata to all
                           interested stockholder, except           stockholders; liquidation or
                           proportionately with the                 dissolution of a target corporation,
                           corporation's other stockholders, of     proposed by or pursuant to an agreement
                           assets of the corporation or a           with an Acquiring Person; a
                           subsidiary equal to 10% or more of       reclassification of securities proposed
                           the aggregate market value of the        by or recapitalization of a target
                           corporation's consolidated assets or     corporation proposed by or pursuant to
                           its outstanding stock;                   an agreement with an Acquiring Person,
                                                                    that has the effect of increasing the
                         - the issuance or transfer by the          proportionate share of the outstanding
                           corporation or a subsidiary of stock     shares of a class of voting shares that
                           of the corporation or such subsidiary    is owned by an Acquiring Person; or
                           to the interested stockholder, except    allowing the Acquiring Person to
                           for certain transfers in a conversion    receive any disproportionate benefit of
                           or exchange or a pro rata                loans, advances, guarantees, pledges,
                           distribution or certain other            or other financial assistance or tax
                           transactions, none of which increase     credits or other tax advantages, as a
                           the interested stockholder's             stockholder. Target corporations
                           proportionate ownership of any class     include every domestic corporation, if:
                           or series of the corporation's or
                           such subsidiary's stock;                 - the corporation has a class of voting
                                                                      shares registered with the SEC
                         - a transaction involving the                pursuant to section 12 or 15 of the
                           corporation or a subsidiary that           Exchange Act; or
                           directly or indirectly increases the
                           interested stockholder's                 - the corporation's articles of
                           proportionate share of the stock or        incorporation have been amended to
                           convertible securities of the              provide that such a corporation shall
                           corporation or such subsidiary; or         be subject to the provisions of RCW
                                                                      Chapter 23B.19, if the corporation
                         - receipt by the interested                  did not have a class of voting shares
                           stockholder, except proportionately        registered with
                           as a stockholder, directly or
                           indirectly, of any loans,

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
                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                           advances, guarantees, pledges, or          the SEC on the effective date of that
                           other financial benefits provided by       amendment.
                           or through the corporation or a
                           subsidiary.                              VoiceStream currently meets these
                                                                    standards and is subject to this
                         The three-year moratorium imposed on       statute. A corporation may not "opt
                         business combinations by Section 203       out" of this statute. The statute
                         does not apply if:                         exempts shares acquired prior to March
                                                                    23, 1988.
                         - prior to the date on which such
                           stockholder becomes an interested
                           stockholder, the board of directors
                           approves either the business
                           combination or the transaction which
                           resulted in the person becoming an
                           interested stockholder;
                         - the interested stockholder owns 85%
                           of the corporation's voting stock
                           outstanding upon consummation of the
                           transaction which made him or her an
                           interested stockholder, excluding
                           from the 85% calculation shares owned
                           by directors who are also officers of
                           the corporation and shares held by
                           employee stock plans which do not
                           permit employees to decide
                           confidentially whether to accept a
                           tender or exchange offer; or
                         - on or after the date on which such
                           person becomes an interested
                           stockholder, the board approves the
                           business combination and it is also
                           approved at a stockholder meeting by
                           at least 66 2/3% of the voting stock
                           not owned by the interested
                           stockholder.
                         The section does not apply if the
                         business combination is proposed prior
                         to the consummation or abandonment of
                         and subsequent to the earlier of the
                         public announcement or the notice
                         required under Section 203 of a
                         proposed transaction which:
                         - constitutes certain (1) mergers or
                           consolidations, (2) sales or

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
                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                           other transfers of assets having an
                           aggregate market value equal to 50%
                           or more of either the aggregate
                           market value of the corporation's
                           assets determined on a consolidated
                           basis or the aggregate market value
                           of all the corporation's outstanding
                           stock, or (3) a proposed tender or
                           exchange offer for 50% or more of the
                           corporation's outstanding stock;
                         - is with or by a person who was either
                           not an interested stockholder during
                           the last three years or who became an
                           interested stockholder with the
                           approval of the corporation's board
                           of directors; and
                         - is approved or not opposed by a
                           majority of the board members elected
                           prior to any person becoming an
                           interested stockholder during the
                           previous three years, or their chosen
                           successors.
                         The restrictions contained in this
                         section also shall not apply if:
                         - the corporation does not have a class
                           of voting common stock listed on a
                           national securities exchange,
                           authorized for quotation on the
                           Nasdaq Stock Market, or held of
                           record by more than 2,000
                           stockholders, unless any of the
                           foregoing results from action taken,
                           directly or indirectly, by an
                           interested stockholder or from a
                           transaction in which the person
                           becomes an interested stockholders;
                           or
                         - a stockholder becomes an interested
                           stockholder inadvertently and as soon
                           as practicable divests sufficient
                           shares to no longer be an interested
                           stockholder and would not have been
                           an

                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                           interested stockholder but for the
                           inadvertent acquisition.
                         A Delaware corporation may elect not to
                         be governed by Section 203 by a
                         provision of its original certificate
                         of incorporation or an amendment
                         thereto or to the bylaws, which
                         amendment must be approved by majority
                         stockholder vote and may not be further
                         amended by the board of directors. Such
                         an amendment is not effective until 12
                         months following its adoption unless
                         the corporation has never had a class
                         of voting stock listed on a national
                         securities exchange, authorized for
                         quotation on the Nasdaq Stock Market,
                         or held of record by more than 2,000
                         stockholders and has not elected in its
                         original certificate or any amendment
                         to be governed by this section.
                         VoiceStream Holdings' amended and
                         restated certificate of incorporation
                         and Bylaws do not contain an election
                         not to be governed by Delaware's anti-
                         takeover statute.
MERGERS, SALES OF
ASSETS AND OTHER
TRANSACTIONS...........  Under the DGCL, the board of directors     Under the WBCA, a merger or share
                         and the holders of a majority of the       exchange of a corporation must be
                         outstanding stock of the corporation       approved by the affirmative vote of a
                         entitled to vote thereon must approve a    majority of directors when a quorum is
                         merger or consolidation. The DGCL does     present, and approved by each voting
                         not require approval of stockholders of    group entitled to vote separately on
                         a constituent corporation surviving a      the plan by two-thirds of all the votes
                         merger, unless the corporation provides    entitled to be cast on the plan by that
                         otherwise in its certificate of            voting group, unless another proportion
                         incorporation, if:                         is specified in the articles of
                         - the reorganization agreement does not    incorporation. VoiceStream's Articles
                           amend the certificate of                 do not specify another proportion. The
                           incorporation of the surviving           WBCA also provides that the
                           corporation;                             stockholders of the surviving
                                                                    corporation need not approve certain
                         - each share of stock of the surviving     mergers if:
                           corporation outstanding before the
                           merger is an identical outstanding or    - the articles of incorporation will
                           treasury share of such corporation         not change in the merger, except for
                           after the merger; and                      specified permitted amendments;

                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                                                                    - no change occurs in the number,
                         - the number of shares to be issued by       designations, preferences,
                           the surviving corporation in the           limitations, and relative rights of
                           merger does not exceed 20% of the          shares held by those stockholders who
                           shares outstanding immediately prior       were stockholders prior to the
                           to the merger.                             merger;
                                                                    - the number of voting shares
                                                                      outstanding immediately after the
                                                                      merger, plus the voting shares
                                                                      issuable as a result of the merger,
                                                                      will not exceed the authorized voting
                                                                      shares specified in the surviving
                                                                      corporation's articles of
                                                                      incorporation immediately prior to
                                                                      the merger; and
                                                                    - the number of participating shares
                                                                      outstanding immediately after the
                                                                      merger, plus the number of
                                                                      participating shares issuable as a
                                                                      result of the merger, will not exceed
                                                                      the authorized participating shares
                                                                      specified in the corporation's
                                                                      articles of incorporation immediately
                                                                      prior to the merger.
                                                                    The WBCA also provides that, in
                                                                    general, a corporation may sell, lease,
                                                                    exchange, or otherwise dispose of all,
                                                                    or substantially all, of its property,
                                                                    other than in the usual and regular
                                                                    course of business or dissolve if the
                                                                    board of directors recommends the
                                                                    proposed transaction to the
                                                                    stockholders and the stockholders
                                                                    approve the transaction by two-thirds
                                                                    of all the votes entitled to be cast in
                                                                    the transaction, unless another
                                                                    proportion is specified in the articles
                                                                    of incorporation. The VoiceStream
                                                                    Articles do not specify another
                                                                    proportion.
TRANSACTIONS WITH
OFFICERS OR
DIRECTORS..............  Under the DGCL, certain contracts or       The WBCA sets forth a safe harbor for
                         transactions in which one or more of a     transactions between a corporation and
                         corporation's directors or officers has    one or more of its directors. A
                         an interest are not void or voidable       conflicting interest transaction may
                         solely because of such                     not be enjoined, set

                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                         interest if either:                        aside or give rise to damages if:
                         - the stockholders or the board of         - it is approved by a majority of
                           directors approve in good faith any        qualified directors, but no fewer
                           such contract or transaction after         than two;
                           full disclosure of the material
                           facts; or                                - it is approved by the affirmative
                                                                      vote of the majority of all qualified
                         - the contract or transaction is "fair"      shares after notice and disclosure to
                           as to the corporation at the time it       the stockholders; or
                           was approved. If board approval is
                           sought, the contract or transaction      - at the time of commitment, the
                           must be approved by a majority of the      transaction is established to have
                           disinterested directors (even though       been fair to the corporation. For
                           less than a majority of a quorum).         purposes of this provision, a
                                                                      "qualified director" is one who does
                                                                      not have either: (1) a conflicting
                                                                      interest respecting the transaction;
                                                                      or (2) a familial, financial,
                                                                      professional, or employment
                                                                      relationship with a second director
                                                                      who does have a conflicting interest
                                                                      respecting the transaction, which
                                                                      relationship would, in the
                                                                      circumstances, reasonably be expected
                                                                      to exert an influence on the first
                                                                      director's judgment when voting on
                                                                      the transaction. "Qualified shares"
                                                                      are defined generally as shares other
                                                                      than those beneficially owned, or the
                                                                      voting of which is controlled, by a
                                                                      director, or an affiliate of the
                                                                      director, who has a conflicting
                                                                      interest respecting the transaction.
APPRAISAL OR
DISSENTERS' RIGHTS.....  Under the DGCL, a stockholder of a         Under the WBCA, a stockholder is
                         corporation participating in certain       entitled to dissent from and, upon
                         corporate mergers or consolidations        perfection of his appraisal right, to
                         may, under varying circumstances, be       obtain fair value of his shares in the
                         entitled to appraisal rights pursuant      event of certain corporate actions.
                         to which such stockholder may receive      Among these actions are certain
                         cash in the amount of the fair market      mergers, consolidations, share
                         value of his shares in lieu of the         exchanges, sales of substantially all
                         consideration he or she would otherwise    assets of the corporation, and
                         receive in the transaction. Such           amendments to the corporation's
                         appraisal rights are not available:        articles of incorporation that
                                                                    materially and adversely affect
                         - with respect to the sale, lease or       stockholder rights.
                           exchange of all or substantially all
                           of the assets of a corporation;
                         - with respect to a merger or
                           consolidation by a corporation the

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
                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                           shares of which are either listed on
                           a national securities exchange or
                           designated as a national market
                           system security on an interdealer
                           quotation system by the National
                           Association of Security Dealers, Inc.
                           or are held of record by more than
                           2,000 holders if such stockholders
                           receive only shares of the surviving
                           corporation, or shares of any other
                           corporation, which are either listed
                           on a national securities exchange or
                           designated as a national market
                           system security on an interdealer
                           quotation system by the National
                           Association of Securities Dealers,
                           Inc. or held of record by more than
                           2,000 holders, plus cash in lieu of
                           fractional shares, or any combination
                           thereof; or
                         - to stockholders of a corporation
                           surviving a merger if no vote of the
                           stockholders of the surviving
                           corporation is required to approve
                           the merger because the reorganization
                           agreement does not amend the existing
                           certificate or incorporation, each
                           share of the surviving corporation
                           outstanding prior to the merger is an
                           identical outstanding or treasury
                           share after the merger, and the
                           number of shares to be issued in the
                           merger does not exceed 20% of the
                           shares of the surviving corporation
                           outstanding immediately prior to the
                           merger and if certain other
                           conditions are met.
DIVIDENDS..............  The DGCL permits a corporation to          Under the WBCA, a corporation may make
                         declare and pay dividends out of           a distribution in cash or in property
                         statutory surplus or, if there is no       to its stockholders upon the
                         surplus, out of net profits for the        authorization of its board of directors
                         fiscal year in which the dividend is       unless, after giving effect to such
                         declared and/or for the preceding          distribution:
                         fiscal year as long as the amount of
                         capital of the corporation following       - the corporation would not be able to
                         the declaration and payment of the           pay its debts as they become due in
                         dividend is not less than the aggregate      the usual course of business; or
                         amount of the capital

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
                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                         represented by the issued and              - the corporation's total assets would
                         outstanding stock of all classes having      be less than the sum of its total
                         a preference upon the distribution of        liabilities plus, unless the articles
                         assets. In addition, Delaware law            of incorporation permit otherwise,
                         generally provides that a corporation        the amount that would be needed, if
                         may redeem or repurchase its shares          the corporation were to be dissolved
                         only if such redemption or repurchase        at the time of the distribution, to
                         would not impair the capital of the          satisfy the preferential rights upon
                         corporation. To date, VoiceStream            dissolution of stockholders whose
                         Holdings has not paid cash dividends on      preferential rights are superior to
                         its capital stock.                           those receiving the distribution. To
                                                                      date, VoiceStream has not paid cash
                                                                      dividends on its capital stock.
LIMITATION OF LIABILITY
OF DIRECTORS...........  Under the DGCL, a corporation may adopt    The WBCA provides that a corporation's
                         a provision in its articles of             articles of incorporation may include a
                         incorporation eliminating or limiting,     provision that eliminates or limits the
                         with certain exceptions, the personal      personal liability of a director to the
                         liability of a director to the             corporation or its stockholders for
                         corporation or its stockholders for        monetary damages for conduct as a
                         monetary damages for breach of the         director. However, the provision may
                         director's fiduciary duty as a             not eliminate or limit liability of a
                         director. The VoiceStream Holdings         director for acts or omissions that
                         amended and restated certificate of        involve intentional misconduct by a
                         incorporation eliminates the liability     director, a knowing violation of law by
                         of directors to the fullest extent         a director, for unlawful distributions,
                         permissible under Delaware law. Under      or for any transaction from which the
                         Delaware law, however, VoiceStream         director will personally receive a
                         Holdings is not allowed to eliminate or    benefit in money, property, or services
                         limit director monetary liability for:     to which the director is not legally
                                                                    entitled. VoiceStream's Articles adopt
                         - breaches of the director's duty of       this standard.
                           loyalty to the corporation or its
                           stockholders;
                         - acts or omissions not in good faith
                           or involving intentional misconduct
                           or a knowing violation of law;
                         - unlawful dividends, stock repurchases
                           or redemptions; or
                         - transactions from which the director
                           received an improper personal
                           benefit.
INDEMNIFICATION OF
OFFICERS AND
DIRECTORS..............  Under the DGCL, a corporation may not      Under the WBCA, if authorized by the
                         indemnify any director, officer,           articles of incorporation, a bylaw
                         employee or agent made or                  adopted or ratified by stockholders,

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
                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                         threatened to be made party to any         or a resolution adopted or ratified,
                         threatened, pending, or completed          before or after the event, by the
                         proceeding unless such person acted in     stockholders, a corporation has the
                         good faith and in a manner such person     power to indemnify a director or
                         reasonably believed to be in or not        officer made a party to a proceeding,
                         opposed to the best interests of the       or advance or reimburse expenses
                         corporation, and, with respect to any      incurred in a proceeding, under any
                         criminal proceedings, had no reasonable    circumstances, except that no such
                         cause to believe that his or her           indemnification shall be allowed on
                         conduct was unlawful. The DGCL also        account of:
                         establishes several mandatory rules for
                         indemnification.                           - acts or omissions of the directors
                                                                      finally adjudged to be intentional
                         In the case of a proceeding by or in         misconduct or a knowing violation of
                         the right of the corporation to procure      the law;
                         a judgment in its favor, e.g., a
                         stockholder derivative suit, a             - conduct of the director finally
                         corporation may indemnify an officer,        adjudged to be an unlawful
                         director, employee or agent if such          distribution; or
                         person acted in good faith and in a
                         manner such person reasonably believed     - any transaction with respect to which
                         to be in or not opposed to the best          it was finally adjudged that such
                         interests of the corporation; provided,      director personally received a
                         however, that no person adjudged to be       benefit in money, property, or
                         liable to the corporation may be             services to which the director was
                         indemnified unless, and only to the          not legally entitled. Written
                         extent that, the Delaware Court of           commentary by the drafters of the
                         Chancery or the court in which such          WBCA, which has the status of
                         action or suit was brought determines        legislative history, specifically
                         upon application that, despite the           indicates that a corporation may
                         adjudication of liability but in view        indemnify its directors and officers
                         of all the circumstances of the case,        for amounts paid in settlement of
                         such person is fairly and reasonably         derivative actions, provided that the
                         entitled to indemnity for such expenses      director's or officer's conduct does
                         which such court deems proper. A             not fall within one of the categories
                         director, officer, employee, or agent        set forth above. VoiceStream's
                         who is successful, on the merits or          articles provide that VoiceStream
                         otherwise, in defense of any proceeding      shall indemnify its directors and
                         subject to the DGCL's indemnification        officers to the fullest extent not
                         provisions must be indemnified by the        prohibited by law, including
                         corporation for reasonable expenses          indemnification for payments in
                         incurred therein, including attorneys'       settlement of actions brought against
                         fees. VoiceStream Holdings' amended and      the director or officer in the name
                         restated certificate of incorporation        of the corporation, commonly referred
                         provides that VoiceStream Holdings will      to as a derivative action. Such
                         indemnify its directors and officers to      limitation of liability, described
                         the fullest extent not prohibited by         above, also may not limit a
                         law.                                         director's liability for violation
                                                                      of, or otherwise relieve VoiceStream

                         ---------------------------------------    ---------------------------------------
                                  VOICESTREAM HOLDINGS                            VOICESTREAM
                                      COMMON STOCK                               COMMON STOCK
                         ---------------------------------------    ---------------------------------------
                         In addition, VoiceStream Holdings has        or its directors from the necessity
                         entered into agreements indemnifying         of complying with, federal or state
                         its officers and directors and certain       securities laws, or affect the
                         other persons consistent with Delaware       availability of non-monetary remedies
                         law.                                         such as injunctive relief or
                                                                      rescission.

OMNIPOINT AND AERIAL STOCKHOLDERS

     Upon consummation of the Aerial reorganization, the stockholders of Aerial will become stockholders of VoiceStream Holdings and upon consummation of the Omnipoint reorganization, the stockholders of Omnipoint will become stockholders of VoiceStream Holdings. Since Aerial, Omnipoint and VoiceStream Holdings are each Delaware corporations, the rights of Aerial and Omnipoint stockholders will continue to be defined and governed by the DGCL. However, there are certain differences between the certificates of incorporation and bylaws of Aerial, Omnipoint and VoiceStream Holdings. The following identifies the material differences between the rights of stockholders of VoiceStream Holdings, on the one hand, and Omnipoint and Aerial, on the other hand.

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
AUTHORIZED SHARES....  The authorized capital stock of  The authorized capital stock of    The authorized capital stock of
                       VoiceStream Holdings consists    Omnipoint consists of              Aerial consists of 100,000,000
                       of 1,000,000,000 shares of       200,000,000 shares of common       Common Shares, $1.00 par value;
                       common stock, par value $0.001   stock, par value $0.01 per         60,000,000 Series A Common
                       per share; and 100,000,000       share, 10,000,000 shares of        Shares, $1.00 par value;
                       shares of preferred stock, par   preferred stock, par value         60,000,000 Series B Common
                       value $0.001 per share.          $0.01 per share, of which          Shares, $1.00 par value; and
                                                        325,000 have been designated       10,000,000 shares of Preferred
                                                        shares of Omnipoint's 7%           Stock, $1.00 par value,
                                                        Cumulative Convertible             issuable in series.
                                                        Preferred Stock, and 12,500
                                                        have been designated shares of
                                                        Omnipoint's Series A Non-
                                                        Voting Convertible Preferred
                                                        Stock.
INCREASE IN
AUTHORIZED SHARES....  An amendment to the VoiceStream  An amendment to the Omnipoint      The Aerial restated certificate
                       Holdings amended and restated    amended and restated               of incorporation provides that
                       certificate of incorporation     certificate of incorporation       an increase or decrease in the
                       increasing or decreasing the     increasing or decreasing the       number of Aerial Common Shares
                       capital stock must be approved   capital stock must be approved     and Aerial Series B Common
                       by a majority of the             by a majority of the               Shares may be approved by the
                       outstanding common stock.        outstanding common stock.          holders of a majority of the
                                                                                           Aerial Series A Common Shares.
VOTING FOR
DIRECTORS............  VoiceStream Holdings common      The holders of Omnipoint common    Aerial Common Shares vote in
                       stock shall have one vote per    stock are entitled to one vote     the election of 25% of the
                       share on all matters submitted   per share held at all meetings     directors of Aerial, rounded up
                       to a vote of stockholders of     of stockholders.                   to the nearest whole number, or
                       VoiceStream Holdings.                                               three directors based on an
                                                                                           Aerial board of directors
                                                                                           consisting of twelve directors.
                                                                                           In such vote, each Aerial
                                                                                           Common Share is entitled to one
                                                                                           vote per share.

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
                                                                                           The Aerial Series A Common
                                                                                           Shares vote in the election of
                                                                                           75% of the directors, rounded
                                                                                           down to the nearest whole
                                                                                           number, or nine directors based
                                                                                           on an Aerial board of directors
                                                                                           of twelve directors. In such
                                                                                           vote, each Aerial Series A
                                                                                           Common Share is entitled to
                                                                                           fifteen votes per share.
                                                                                           The Aerial Series B Common
                                                                                           Shares, none of which are
                                                                                           issued, have no vote in the
                                                                                           election of directors or
                                                                                           otherwise except as required by
                                                                                           law.
VOTING ON MATTERS
OTHER THAN THE
ELECTION OF
DIRECTORS............  VoiceStream Holdings common      The holders of Omnipoint common    Aerial Common Shares have one
                       stock shall have one vote per    stock are entitled to one vote     vote per share on all matters
                       share on all matters submitted   per share held at all meetings     submitted to a vote of
                       to a vote of stockholders of     of stockholders.                   stockholders of Aerial.
                       VoiceStream Holdings.
                                                                                           The Aerial Series A Common
                                                                                           Shares have fifteen votes on
                                                                                           all matters submitted to a vote
                                                                                           of stockholders of Aerial.
                                                                                           The Aerial Series B Common
                                                                                           Shares, if and when issued,
                                                                                           would have no vote except as
                                                                                           required by law.
CLASS VOTES ON
AMENDMENTS TO
CHARTER..............  VoiceStream Holdings common      The holders of Omnipoint common    Holders of Aerial Common
                       stock shall have one vote per    stock are entitled to one vote     Shares, Aerial Series A Common
                       share on all matters submitted   per share held at all meetings     Shares and any issued Aerial
                       to a vote of the stockholders    of stockholders.                   Series B Common Shares are
                       of VoiceStream Holdings.                                            entitled to vote as a class on
                       Holders of not less than                                            a proposed amendment to the
                       two-thirds of the total number                                      Aerial restated certificate of
                       of shares of capital stock of                                       incorporation if the amendment
                       the corporation outstanding and                                     would increase or decrease the
                       entitled to vote on any                                             par value or alter the powers,
                       particular matter, must approve                                     preferences or special rights
                       an amendment if the amendment                                       of such class so as to affect
                       provides that:                                                      them adversely.

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
                       - stockholders shall have
                         preemptive rights to acquire
                         additional shares;
                       - stockholders shall have
                         cumulative voting rights;
                       - VoiceStream Holdings cannot
                         redeem shares when the
                         holding of such shares may
                         result in the loss of any
                         license or franchise from a
                         governmental agency to
                         conduct any portion of
                         VoiceStream Holdings'
                         business; or
                       - less than two-thirds vote is
                         enough to approve any
                         amendment listed in bullets
                         one through three.
CLASS VOTES ON
MERGERS..............  VoiceStream Holdings common      The holders of Omnipoint common    A merger or consolidation of
                       stock shall have one vote per    stock are entitled to one vote     Aerial must be approved by the
                       share on all matters submitted   per share held at all meetings     holders of a majority of the
                       to a vote of the stockholders    of stockholders.                   voting power of the outstanding
                       of VoiceStream Holdings.                                            Aerial Common Shares and Aerial
                                                                                           Series A Common Shares, voting
                                                                                           together as one group. The
                                                                                           Aerial Series B Common Shares,
                                                                                           if and when issued, would not
                                                                                           have any vote with respect to a
                                                                                           merger except as required by
                                                                                           law.
DIVIDEND RIGHTS......  The VoiceStream Holdings board   The Omnipoint board may declare    Except for stock dividends and
                       may declare and pay dividends    and pay dividends from funds       dividends of subsidiary capital
                       upon the outstanding shares of   lawfully available therefor,       stock, holders of Aerial Common
                       the corporation from time to     subject to any preferential        Shares and Aerial Series B
                       time and to such extent as it    rights of any then outstanding     Common Shares are entitled to
                       deems advisable, in accordance   shares of preferred stock.         share equally, on a per share
                       with the DGCL.                                                      basis, in all dividends.
STOCK DIVIDENDS......  The VoiceStream Holdings board   The Omnipoint amended and          A stock dividend may be paid
                       may declare and pay dividends    restated certificate of            only as follows:
                       upon the outstanding shares of   incorporation does not include
                       the corporation from time to     provisions relating to stock       - Aerial Common Shares may be
                                                        dividends.                           paid to the holders of Aerial

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
                       time and to such extent as it                                         Common Shares and
                       deems advisable, in accordance                                        proportionately to holders of
                       with the DGCL.                                                        Aerial Series A Common Shares
                                                                                             and Aerial Series B Common
                                                                                             Shares;
                                                                                           - Aerial Common Shares may be
                                                                                             paid to the holders of Aerial
                                                                                             Common Shares at the same
                                                                                             time that Aerial Series A
                                                                                             Common Shares are paid
                                                                                             proportionately to the
                                                                                             holders of Aerial Series A
                                                                                             Common Shares and Aerial
                                                                                             Series B Common Shares are
                                                                                             paid proportionately to
                                                                                             holders of Aerial Series B
                                                                                             Common Shares;
                                                                                           - Aerial Series A Common Shares
                                                                                             may be paid to holders of
                                                                                             Aerial Series A Common Shares
                                                                                             and proportionately to
                                                                                             holders of Aerial Common
                                                                                             Shares and Aerial Series B
                                                                                             Common Shares; or
                                                                                           - Aerial Series B Common Shares
                                                                                             may be paid to holders of
                                                                                             Aerial Series B Common Shares
                                                                                             and proportionately to
                                                                                             holders of Aerial Common
                                                                                             Shares and Aerial Series A
                                                                                             Common Shares.
DIVIDENDS OF
SUBSIDIARY STOCK.....  The VoiceStream Holdings         The Omnipoint amended and          Aerial may distribute to
                       amended and restated             restated certificate of            holders of Aerial Common Shares
                       certificate of incorporation     incorporation does not include     and Aerial Series A Common
                       does not include provisions      provisions relating to             Shares, and Aerial Series B
                       relating to dividends of         dividends of subsidiary stock.     Common Shares, if any are
                       subsidiary stock.                                                   outstanding, shares of

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
                                                                                           subsidiary capital stock
                                                                                           corresponding to Aerial Common
                                                                                           Shares, Aerial Series A Common
                                                                                           Shares and Aerial Series B
                                                                                           Common Shares, respectively,
                                                                                           with rights, preferences and
                                                                                           limitations which, in the
                                                                                           judgment of the Aerial board of
                                                                                           directors, are similar in all
                                                                                           material respects to the
                                                                                           relative rights, preferences
                                                                                           and limitations of the shares
                                                                                           of common stock of Aerial.
                                                                                           Thus, although it has no
                                                                                           present intention to do so,
                                                                                           Aerial could recapitalize any
                                                                                           of its subsidiaries and then
                                                                                           spin off the subsidiary to
                                                                                           Aerial stockholders, with the
                                                                                           holders of Aerial Series A
                                                                                           Common Shares receiving the
                                                                                           subsidiary's series A common
                                                                                           shares, the holders of Aerial
                                                                                           Common Shares receiving the
                                                                                           subsidiary's common shares and
                                                                                           the holders of Aerial Series B
                                                                                           Common Shares receiving the
                                                                                           subsidiary's series B common
                                                                                           shares.
LIQUIDATION..........  In the event of any              In the event of the liquidation    In the event of the liquidation
                       liquidation, dissolution or      or dissolution of Omnipoint,       of Aerial, holders of Aerial
                       winding-up of VoiceStream        holders of common stock are        Common Shares, Aerial Series A
                       Holdings, holders of common      entitled to receive all assets     Common Shares and Aerial Series
                       stock are entitled to a per      available for distribution to      B Common Shares, if and when
                       share distribution of any        stockholders, subject to any       issued, would share pari passu
                       assets remaining after payment   preferential rights of any then    any assets of Aerial remaining
                       or provision for liabilities     outstanding shares of preferred    for distribution to holders of
                       and any preferred stock          stock.                             Aerial common stock.
                       liquidation preferences.
REDEMPTION OF SHARES
TO PROTECT
LICENSES.............  The VoiceStream Holdings         The Omnipoint amended and          The Aerial restated certificate
                       amended and restated             restated certificate of            of incorporation permits shares
                       certificate of incorporation     incorporation does not include     of Aerial capital stock,
                       provides that outstanding        provisions relating to the         including Aerial Common Shares,
                       shares of capital stock of the   redemption of shares to protect    Aerial Series A Common
                       corporation shall be             licenses.

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
                       subject to redemption by the                                        Shares, and Aerial Series B
                       corporation, by action of the                                       Common Shares, to be redeemed
                       board of directors, if, in the                                      by Aerial, (a) at fair market
                       judgment of the board of                                            value or (b) at such holder's
                       directors, such action should                                       purchase price if purchased
                       be taken, pursuant to any                                           within a year of such
                       applicable provision of law, to                                     redemption, to the extent
                       the extent necessary to prevent                                     necessary to prevent the loss
                       the loss or secure the                                              or secure the reinstatement of,
                       reinstatement of any license or                                     or to prevent the denial of
                       franchise from any governmental                                     applications for or the renewal
                       agency held by the corporation                                      of any license or franchise
                       or any of its subsidiaries to                                       from any governmental agency.
                       conduct any portion of the
                       business of the corporation or
                       any of its subsidiaries.
PREEMPTIVE RIGHTS....  VoiceStream Holdings common      Omnipoint common stock has no      The Aerial Common Shares and
                       stock has no preemptive rights   preemptive rights enabling a       the Aerial Series B Common
                       enabling a holder to subscribe   holder to subscribe for or         Shares have no preemptive
                       for or receive shares of any     receive shares of any class of     rights enabling a holder to
                       class of stock of VoiceStream    stock of Omnipoint or any other    subscribe for or receive shares
                       Holdings or any other            securities convertible into        of any class of stock of Aerial
                       securities convertible into      shares of any class of stock of    or any other securities
                       shares of any class of stock of  Omnipoint under the Omnipoint      convertible into shares of any
                       VoiceStream Holdings under the   amended and restated               class of stock of Aerial under
                       VoiceStream Holdings amended     certificate of incorporation.      the Aerial restated certificate
                       and restated certificate of                                         of incorporation. Under the
                       incorporation.                                                      Aerial restated certificate of
                                                                                           incorporation, the holders of
                                                                                           Aerial Series A Common Shares
                                                                                           have preemptive rights to
                                                                                           purchase any additional Aerial
                                                                                           Series A Common Shares or
                                                                                           securities convertible into or
                                                                                           exchangeable for, or carrying a
                                                                                           right to subscribe to or
                                                                                           acquire, Aerial Series A Common
                                                                                           Shares issued or sold by
                                                                                           Aerial, including treasury
                                                                                           shares, other than Aerial
                                                                                           Series A Common Shares sold
                                                                                           otherwise than for cash.
REMOVAL OF
DIRECTORS............  Any director or the entire       The Omnipoint amended and          Directors of Aerial may be
                       board may be removed, with or    restated certificate of            removed by stockholders
                       without cause, by the holders    incorporation does not include     entitled to vote in the
                       of a majority of                 provisions relating                election of such directors

                       -------------------------------  -------------------------------    -------------------------------
                            VOICESTREAM HOLDINGS                   OMNIPOINT                           AERIAL
                                COMMON STOCK                     COMMON STOCK                       COMMON STOCK
                       -------------------------------  -------------------------------    -------------------------------
                       the shares then entitled to      to the removal of directors.       only for cause.
                       vote at an election of
                       directors.
MEETINGS OF
STOCKHOLDERS.........  A special meeting of             A special meeting of               A special meeting of
                       stockholders may be called at    stockholders may be called at      stockholders may be called by
                       any time by the president, the   any time by the president or       the president, a majority of
                       board, or stockholders entitled  the board.                         the board or holders of at
                       to cast at least one-fifth of                                       least a majority of the votes
                       the votes that all stockholders                                     of the stock issued and
                       are entitled to cast at the                                         outstanding and entitled to
                       particular meeting.                                                 vote.
STOCKHOLDER ACTION BY
WRITTEN CONSENT......  Any action required to be, or    Any action required or             Stockholder action may be taken
                       that may be, taken at any        permitted to be taken by           without a meeting or vote if a
                       annual or special meeting of     stockholders of Omnipoint may      written consent is signed by
                       stockholders, may be taken       be taken by unanimous written      the holders of outstanding
                       without a meeting, without       consent of the stockholders.       shares having not less than the
                       prior notice and without a                                          minimum number of votes that
                       vote, if a unanimous consent in                                     would be necessary to authorize
                       writing, setting forth the                                          such action at a meeting at
                       action so taken, shall be                                           which all shares entitled to
                       signed by the holders of a                                          vote thereon were present and
                       majority of the outstanding                                         voted.
                       stock.
SECTION 203 OF
DGCL.................  VoiceStream Holdings is subject  Omnipoint is subject to Section    The Aerial restated certificate
                       to section 203 of the DGCL.      203 of the DGCL.                   of incorporation expressly
                                                                                           provides that Aerial elects not
                                                                                           to be governed by section 203
                                                                                           of the DGCL.

OPINIONS FROM LEGAL COUNSEL

     The validity of the VoiceStream Holdings common stock to be issued to VoiceStream and Omnipoint stockholders pursuant to the reorganization will be passed upon by Preston Gates & Ellis LLP. It is a condition to the completion of the Omnipoint reorganization that VoiceStream and Omnipoint receive opinions from Jones, Day, Reavis & Pogue and Piper Marbury Rudnick & Wolfe LLP, respectively, with respect to the tax treatment of the Omnipoint reorganization. See "The Omnipoint Reorganization Agreement -- Conditions to the Completion of the Omnipoint Reorganization" and "The Omnipoint Reorganization -- Material United States Federal Income Tax Consequences of the Omnipoint Reorganization."

     It is a condition to the completion of the Aerial reorganization that VoiceStream and Aerial receive opinions from Jones, Day, Reavis & Pogue and Sidley & Austin, respectively, with respect to the tax treatment of the Aerial reorganization. See "The Aerial Reorganization Agreement -- Conditions to the Completion of the Aerial Reorganization" and "The Aerial Reorganization -- Material United States Federal Income Tax Consequences of the Aerial Reorganization."

EXPERTS

     The consolidated financial statements of VoiceStream and its subsidiaries for the year ended December 31, 1998, included in VoiceStream's Form 10/A, which are incorporated herein by reference, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon their authority as experts in giving said reports.

     The consolidated financial statements of Omnipoint and its subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, which are incorporated by reference in this joint proxy statement - prospectus, have been so incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in giving said reports.

     The consolidated financial statements of Aerial and its subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in Aerial's Form 10-K, which are incorporated herein by reference, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon their authority as experts in giving said reports.

                      WHERE YOU CAN FIND MORE INFORMATION

     VoiceStream, Omnipoint and Aerial file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. VoiceStream's, Omnipoint's and Aerial's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

     We have filed a registration statement on Form S-4 to register with the SEC the VoiceStream Holdings common stock to be issued to VoiceStream, Omnipoint and Aerial stockholders in the reorganizations. This joint proxy statement-prospectus is a part of that registration statement and constitutes a prospectus of VoiceStream Holdings in addition to being a proxy statement of VoiceStream, Omnipoint and Aerial for the special meetings. As allowed by SEC rules, this joint proxy statement-prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

     The SEC allows us to "incorporate by reference" information into this joint proxy statement-prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this joint proxy statement-prospectus, except for any information superseded by information in, or incorporated by reference in, this joint proxy statement-prospectus. This joint proxy statement-prospectus incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about VoiceStream, Omnipoint and Aerial and their finances.

         VOICESTREAM SEC FILINGS (FILE NO. 0-25441)               DATE FILED
         ------------------------------------------           ------------------
Form 10/A...................................................      April 13, 1999
Form 10-Q/A for the Quarter Ended September 30, 1999........    January 18, 2000
Form 10-Q for the Quarter Ended September 30, 1999..........   November 12, 1999
Form 10-Q for the Quarter Ended June 30, 1999...............      August 9, 1999
Form 8-K....................................................        May 10, 1999
Form 8-K....................................................        May 27, 1999
Form 8-K....................................................       June 24, 1999
Form 8-K....................................................        July 7, 1999
Form 8-K....................................................    October 18, 1999
Form 8-K....................................................    October 26, 1999
Form 8-K....................................................    November 9, 1999

          OMNIPOINT SEC FILINGS (FILE NO. 1-14419)                DATE FILED
          ----------------------------------------            ------------------
Form 10-K/A for the Year Ended December 31, 1998............    January 18, 2000
Form 10-K for the Year Ended December 31, 1998..............       April 6, 1999
1999 Proxy Statement........................................      April 27, 1999
Form 10-Q/A for the Quarter Ended September 30, 1999........    January 18, 2000
Form 10-Q for the Quarter Ended September 30, 1999..........   November 15, 1999
Form 10-Q for the Quarter Ended June 30, 1999...............     August 16, 1999
Form 10-Q for the Quarter Ended March 31, 1999..............        May 17, 1999
Form 8-K....................................................        July 2, 1999

           AERIAL SEC FILINGS (FILE NO. 0-28262)                  DATE FILED
           -------------------------------------              ------------------
Form 10-K for the year Ended December 31, 1998..............      March 31, 1999
1999 Proxy Statement........................................      April 19, 1999
Form 10-Q/A for the Quarter Ended September 30, 1999........    January 18, 2000
Form 10-Q for the Quarter Ended September 30, 1999..........   November 12, 1999
Form 10-Q for the Quarter Ended June 30, 1999...............     August 13, 1999
Form 10-Q for the Quarter Ended March 31, 1999..............        May 14, 1999
Form 8-K....................................................  September 28, 1999

     We are also incorporating by reference additional documents that VoiceStream, Omnipoint or Aerial file with the SEC between the date of this joint proxy statement-prospectus and the date of the meetings.

     Documents incorporated by reference by each company are available from them without charge, excluding all exhibits unless the company has specifically incorporated by reference an exhibit into this joint proxy statement-prospectus. Stockholders may obtain documents incorporated by reference in this joint proxy statement-prospectus by requesting them in writing or by telephone from the appropriate party at the following address:

VoiceStream Wireless
  Corporation
Attn: Investor Relations
3650 131st Avenue SE
Bellevue, Washington 98006
(425) 653-4600
Omnipoint Corporation
Attn: Investor Relations
Three Bethesda Metro   Center, Suite 400
Bethesda, Maryland 20814
(301) 951-2500
Aerial Communications, Inc.
Attn: Investor Relations
8410 W. Bryn Mawr Avenue
Suite 1100
Chicago, Illinois 60631
(773) 399-4200

     You should rely only on the information contained or incorporated by reference in this joint proxy statement-prospectus to vote on the Omnipoint reorganization or Aerial reorganization, as applicable. We have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement-prospectus. Please note that VoiceStream has supplied all information contained or incorporated by reference in this joint proxy statement-prospectus relating to VoiceStream, Omnipoint has supplied all such information relating to Omnipoint, and Aerial has supplied all such information relating to Aerial.

     This joint proxy statement-prospectus is dated January 25, 2000. You should not assume that the information contained in the joint proxy statement-prospectus is accurate as of any date other than such date, and neither the mailing of this joint proxy statement-prospectus to stockholders nor the issuance of VoiceStream Holdings common stock in the reorganizations shall create any implication to the contrary.

                                                                         ANNEX A

                                                                  EXECUTION COPY

                      AGREEMENT AND PLAN OF REORGANIZATION
                                  DATED AS OF
                                 JUNE 23, 1999
                                  BY AND AMONG
                       VOICESTREAM WIRELESS CORPORATION,
                    VOICESTREAM WIRELESS HOLDING CORPORATION
                                      AND
                             OMNIPOINT CORPORATION

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE 1 -- DEFINITIONS....................................   A-1
Section 1.1 Definitions.....................................   A-1

ARTICLE 2 -- FORMATION OF HOLDING COMPANY AND
  SUBSIDIARIES..............................................   A-9
  Section 2.1  Organization of Holding Company..............   A-9
  Section 2.2  Directors and Officers of Holding Company....   A-9
  Section 2.3  Organization of Merger Subsidiaries..........   A-9
  Section 2.4  Actions of Directors and Officers............  A-10
  Section 2.5  Actions of Holding Company...................  A-10

ARTICLE 2A -- THE MERGERS; CLOSING..........................  A-10
  Section 2.1A  The Mergers.................................  A-10
  Section 2.2A  Directors...................................  A-11
  Section 2.3A  Certificate of Incorporation and Bylaws.....  A-11
  Section 2.4A  Officers....................................  A-11

ARTICLE 3 -- EFFECT OF THE MERGERS ON SECURITIES OF
  VOICESTREAM, OMNIPOINT AND THE MERGER SUBSIDIARIES........  A-11
  Section 3.1  Conversion of Merger Subsidiaries Stock......  A-11
  Section 3.2  Cancellation of Holding Company Capital
     Stock..................................................  A-12
  Section 3.3  Conversion of Common Stock...................  A-12
  Section 3.4  Surrender and Payment........................  A-14
  Section 3.5  Dissenting Shares............................  A-16
  Section 3.6  Options, Warrants and Preferred Stock........  A-16
  Section 3.7  Fractional Shares............................  A-18
  Section 3.8  Withholding Rights...........................  A-18
  Section 3.9  Lost Certificates............................  A-18

ARTICLE 4 -- REPRESENTATIONS AND WARRANTIES OF OMNIPOINT....  A-18
  Section 4.1  Corporate Existence and Power................  A-18
  Section 4.2  Corporate Authorization......................  A-19
  Section 4.3  Governmental Authorization...................  A-19
  Section 4.4  FCC Matters..................................  A-19
  Section 4.5  Non-contravention............................  A-20
  Section 4.6  Capitalization...............................  A-20
  Section 4.7  Subsidiaries; Investments....................  A-21
  Section 4.8  SEC Filings..................................  A-22
  Section 4.9  Financial Statements.........................  A-23
  Section 4.10  Absence of Certain Changes..................  A-23
  Section 4.11  No Undisclosed Material Liabilities.........  A-23
  Section 4.12  Compliance with Laws and Court Orders.......  A-23
  Section 4.13  Litigation..................................  A-23
  Section 4.14  Finders' Fees...............................  A-23
  Section 4.15  Opinion of Financial Advisor................  A-24
  Section 4.16  Taxes.......................................  A-24
  Section 4.17  Tax Opinions................................  A-24
  Section 4.18  Employee Benefit Plans and Labor Matters....  A-25
  Section 4.19  Environmental Matters.......................  A-26
  Section 4.20  Intellectual Property.......................  A-26
  Section 4.21  Contracts...................................  A-27
  Section 4.22  Significant Omnipoint Employees.............  A-27
  Section 4.23  Employment Matters..........................  A-28

                                                              PAGE
                                                              ----
Section 4.24  Labor.........................................  A-28
  Section 4.25  Vote Required...............................  A-28
  Section 4.26  Antitakeover Statutes and Charter
     Provisions.............................................  A-28
  Section 4.27  Insurance...................................  A-28
  Section 4.28  Bank Accounts...............................  A-28
  Section 4.29  Transactions with Affiliates................  A-29

ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES OF VOICESTREAM
  AND HOLDING COMPANY.......................................  A-29
  Section 5.1  Corporate Existence and Power................  A-29
  Section 5.2  Corporate Authorization......................  A-29
  Section 5.3  Governmental Authorization...................  A-30
  Section 5.4  FCC Matters..................................  A-30
  Section 5.5  Non-contravention............................  A-31
  Section 5.6  Capitalization...............................  A-31
  Section 5.7  Subsidiaries; Investments....................  A-32
  Section 5.8  SEC Filings..................................  A-33
  Section 5.9  Financial Statements.........................  A-33
  Section 5.10  Absence of Certain Changes..................  A-33
  Section 5.11  No Undisclosed Material Liabilities.........  A-33
  Section 5.12  Compliance with Laws and Court Orders.......  A-34
  Section 5.13  Litigation..................................  A-34
  Section 5.14  Finders' Fees...............................  A-34
  Section 5.15  Opinion of Financial Advisor................  A-34
  Section 5.16  Taxes.......................................  A-34
  Section 5.17  Tax Opinions................................  A-35
  Section 5.18  Employee Benefit Plans and Labor Matters....  A-35
  Section 5.19  Environmental Matters.......................  A-36
  Section 5.20  Intellectual Property.......................  A-37
  Section 5.21  Contracts...................................  A-37
  Section 5.22  VoiceStream Employees.......................  A-37
  Section 5.23  Employment Matters..........................  A-38
  Section 5.24  Labor.......................................  A-38
  Section 5.25  ............................................  A-38
  Section 5.26  Vote Required...............................  A-39
  Section 5.27  Insurance...................................  A-39
  Section 5.28  Bank Accounts...............................  A-39
  Section 5.29  Transactions with Affiliates................  A-39
  Section 5.30  Not an Interested Stockholder...............  A-39
  Section 5.31  Representations with Respect to Holding
     Company................................................  A-39

ARTICLE 6 -- COVENANTS OF OMNIPOINT.........................  A-40
  Section 6.1  Omnipoint Interim Operations.................  A-40
  Section 6.2  No Solicitation..............................  A-42
  Section 6.3  Access to Information........................  A-43
  Section 6.4  .............................................  A-43

ARTICLE 7 -- COVENANTS OF VOICESTREAM AND HOLDING COMPANY...  A-44
  Section 7.1  VoiceStream Interim Operations...............  A-44
  Section 7.2  Director and Officer Liability...............  A-44
  Section 7.3  Listing of Stock.............................  A-45
  Section 7.4  Holding Company Board of Directors...........  A-45
  Section 7.5  Employee Matters.............................  A-45

                                                              PAGE
                                                              ----
Section 7.6  Access to Information..........................  A-46
  Section 7.7  Covenants with Respect to Holding Company....  A-46
  Section 7.8  Registration Rights..........................  A-47

ARTICLE 8 -- COVENANTS OF VOICESTREAM AND OMNIPOINT.........  A-47
  Section 8.1  Best Efforts.................................  A-47
  Section 8.2  Registration Statement and Proxy Statement...  A-49
  Section 8.3  Public Announcements.........................  A-50
  Section 8.4  Further Assurances...........................  A-50
  Section 8.5  Notices of Certain Events....................  A-50
  Section 8.6  Tax-free Treatment...........................  A-50
  Section 8.7  Affiliates...................................  A-51
  Section 8.8  Stockholders' Meeting........................  A-51
  Section 8.9  Conduct of Business by Holding Company and
     the Merger Subsidiaries Pending the Mergers............  A-51

ARTICLE 9 -- CONDITIONS TO THE MERGER.......................  A-52
  Section 9.1  Conditions to the Obligations of Each
     Party..................................................  A-52
  Section 9.2  Conditions to the Obligations of
     VoiceStream............................................  A-53
  Section 9.3  Conditions to the Obligations of Omnipoint...  A-53

ARTICLE 10 -- TERMINATION...................................  A-54
  Section 10.1  Termination.................................  A-54
  Section 10.2  Effect of Termination.......................  A-56
  Section 10.3  Fees and Expenses...........................  A-56

ARTICLE 11 -- MISCELLANEOUS.................................  A-57
  Section 11.1  Notices.....................................  A-57
  Section 11.2  Reliance on Representations.................  A-57
  Section 11.3  Survival of Representations and
     Warranties.............................................  A-57
  Section 11.4  Amendments; No Waivers......................  A-58
  Section 11.5  Successors and Assigns......................  A-58
  Section 11.6  Governing Law...............................  A-58
  Section 11.7  Jurisdiction................................  A-58
  Section 11.8  Waiver of Jury Trial........................  A-58
  Section 11.9  Counterparts; Effectiveness.................  A-58
  Section 11.10  Entire Agreement; No Third Party
     Beneficiaries..........................................  A-58
  Section 11.11  Captions...................................  A-59
  Section 11.12  Severability...............................  A-59
  Section 11.13  Specific Performance.......................  A-59
  Section 11.14  Schedules..................................  A-59

                             EXHIBITS AND SCHEDULES

Exhibit A-1  Form of Purchase Agreement between Omnipoint and the Cook
             Entity
Exhibit A-2  Form of Purchase Agreement between Omnipoint and the Cook
             Entity
Exhibit B    Form of Omnipoint Rule 145 Affiliate Agreement
Exhibit C    Form of Officer's Certificate of VoiceStream
Exhibit D    Form of Officer's Certificate of Holding Company
Exhibit E    Form of Opinion Letter of Regulatory Counsel to VoiceStream
Exhibit F-1  Form of Officer's Certificate of Omnipoint
Exhibit F-2  Form of Officer's Certificate of VoiceStream
Exhibit F-3  Form of Holding Company Officer's Certificate
Exhibit F-4  Form of 5% Shareholders Certificate
Exhibit F-5  Form of 5% Partnership-Shareholders Certificate
Exhibit G    Form of Opinion Letter of Regulatory Counsel to Omnipoint

Omnipoint Disclosure Schedule

VoiceStream Disclosure Schedule

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation, a Delaware corporation ("Holding Company"), and Omnipoint Corporation, a Delaware corporation ("Omnipoint").

                                    RECITALS

     A. The Boards of Directors of VoiceStream and Omnipoint have approved, and deem it advisable and in the best interests of their respective companies and stockholders to consummate the reorganization (the "Reorganization") provided for herein, pursuant to which (i) Holding Company will acquire all of the common stock of each of VoiceStream and Omnipoint through mergers of Subsidiaries of Holding Company with and into each of VoiceStream and Omnipoint and (ii) Hutchison shall contribute $807,000,000 and Hutchison's Omnipoint Stock to Holding Company in exchange for shares of common stock and shares of preferred stock of Holding Company.

     B. For federal income tax purposes, it is intended that (i) the VoiceStream Merger qualify as a reorganization described in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and/or as an exchange described in Section 351(a) of the Code and (ii) the Omnipoint Merger, taken together with the VoiceStream Merger and the Hutchison Transaction, qualify as an exchange described in Section 351 of the Code.

     C. VoiceStream Holding Company and Omnipoint desire to make certain representations, warranties, covenants and agreements in connection with the Transactions.

     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions.

     (a) The following terms, as used herein, have the following meanings:

          "Acquisition Proposal" means any offer or proposal for, or any indication of interest in (i) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving any member of the Omnipoint Group, (ii) the acquisition, directly or indirectly, in a single transaction or series of related transactions, (A) an equity interest representing greater than 15% of the voting securities of any member of the Omnipoint Group or (B) assets, securities or ownership interests representing an amount equal to or greater than 15% of the consolidated assets or earning power of the Omnipoint Group, other than the Transactions or (iii) the consummation of any other transaction or the entering into of any other agreement or arrangement with respect to any other transactions, the effect of which would have the same result as the occurrence of (i) or
     (ii).

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person provided that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "All Cash Amount" means the sum of (i) the Closing Date Market Price multiplied by .825 and (ii) $8.00.

          "All Stock Number" means the sum of (i) $8.00 divided by the Closing Date Market Price and (ii) .825.

          "Allen" means Allen & Company Inc.

          "Benefit Arrangement" means, with respect to any Person, any employment, severance or similar contract or arrangement, whether formal or informal, proposed or final, funded or unfunded, whether or not written, providing for compensation, bonus, profit-sharing, stock option, or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) is not an Employee Plan, (ii) is entered into, maintained, administered or contributed to, as the case may be, by such Person or any of its Affiliates (other than, in the case of VoiceStream, Western and its Subsidiaries) and
     (iii) covers any employee or former employee of such Person or any of its Subsidiaries employed in the United States. "Omnipoint Benefit Arrangements" means the Benefit Arrangements of any member of the Omnipoint Group. "VoiceStream Benefit Arrangements" means the Benefit Arrangements of any member of the VoiceStream Group.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or Seattle, Washington are authorized or required by law to close.

          "CIRI Agreements" means the Purchase Agreements, dated June 23, 1999 between Omnipoint and the Cook Entities, attached hereto as Exhibits A-1 and A-2.

          "CIRI Transaction" means the transactions contemplated by the CIRI Agreements.

          "Closing Date Market Price" means with respect to one share of VoiceStream Common Stock, the average Closing Price (calculated on a weighted average based upon the volume of shares traded on each day) for such share during the period of the 15 most recent trading days ending on the Business Day prior to the Effective Time.

          "Closing Price" means, on any day in which shares are traded on NASDAQ, the last reported price for which one share of VoiceStream Common Stock traded on NASDAQ.

          "Communications Act" means the Communications Act of 1934 and the Telecommunications Act of 1996 (together with the rules, regulations and published decisions of the FCC).

          "Confidentiality Agreement" means the confidentiality letter agreement, dated October 14, 1998, between Western and Omnipoint.

          "Cook Entities" means Cook Inlet/VS GSM II PCS, LLC, a Delaware limited liability company, and Cook Inlet/VS GSM III PCS, LLC, a Delaware limited liability company.

          "Default Event" means (i) the occurrence of a change in the U.S. financial, political or economic conditions the result of which would, in the reasonable judgment of VoiceStream, materially and adversely affect the ability of VoiceStream and Omnipoint to restructure or refinance any Indebtedness of any member of the Omnipoint Group on terms which would, at or after the Effective Time, not have a material adverse effect on the business, financial conditions, prospects, assets or results of operations of Holding Company, VoiceStream and Omnipoint and their respective Subsidiaries, taken as a whole, and (ii) (A) any default by any member of the Omnipoint Group in the observance or performance of any agreement or condition relating to its respective Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or the occurrence of any other event or the existence of any condition, the effect of which is to cause or permit the holder or holders of such Indebtedness (or trustee or agent on behalf of such holder or holders) to cause, with or without the passage of time or the giving of notice, such Indebtedness to become due or payable prior to its stated maturity or (B) the occurrence of any event or the existence of any condition, the effect of which is to cause or permit the holder or holders of such Indebtedness (or trustee or agent on behalf of such holder or holders) to require, with or without the passage of time or the giving of notice, any member of the Omnipoint Group to redeem or repurchase such Indebtedness prior to its stated maturity; provided, however, that no Default Event shall exist unless the aggregate amount of Indebtedness in respect of which either (A) or (B) shall have occurred is equal to at least $200,000,000.

          "Delaware Law" means the Delaware General Corporation Law.

          "Employee Plan" means, with respect to any Person, any "employee benefit plan", as defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA, (ii) is maintained, administered or contributed to by such Person or any of its ERISA Affiliates (other than, in the case of VoiceStream, Western and Western's Subsidiaries) and (iii) covers any employee or former employee of such Person (other than, in the case of VoiceStream, Western and Western's Subsidiaries). "Omnipoint Employee Plan" means an Employee Plan of any member of the Omnipoint Group and "VoiceStream Employee Plan" means an Employee Plan of any member of the VoiceStream Group.

          "Environmental Laws" means the Comprehensive Environmental Response, Compensation, and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right to Know Act, the Clean Water Act, the Safe Drinking Water Act, the Clean Air Act, any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, Order, decree or other requirement of any Governmental Body regulating, relating to or imposing liability or standards of conduct concerning, health, safety and any Hazardous Substance.

          "Environmental Permits" means, with respect to any Person, all permits, licenses, franchises, certificates, approvals and other similar authorizations of any Governmental Body relating to or required by Environmental Laws and affecting, or relating in any way to, the business of such Person or any of its Subsidiaries as currently conducted.

          "ERISA" means the Employee Retirement Income Security Act of 1974.

          "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

          "FAA" means the Federal Aviation Administration and any successor agency or body.

          "FCC" means the Federal Communications Commission and any successor agency or body.

          "FCC Consent" means an order of the FCC, or by the staff of the FCC acting pursuant to delegated authority, granting its consent to the applications referred to in Section 8.1(b) of this Agreement required to permit the consummation of the Transactions.

          "FCC Consent Date" means the date on which Public Notice is given of the FCC Consent pursuant to the rules and regulations of the FCC.

          "Final Order" means an action or decision that has been granted by the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending, including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

          "Goldman" means Goldman, Sachs & Co.

          "Governmental Body" means any domestic or foreign national, state, multi-state or municipal or other local government, any subdivision, agency, commission or authority thereof, any court, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder.

          "Governmental Consents" means all authorizations, consents, approvals, exceptions or other actions by Governmental Bodies required to consummate the Transactions.

          "Group" means "group," as such term is defined in Rule 13d-3 of the 1934 Act.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          "Hazardous Substance" means any hazardous substance, hazardous or toxic waste, hazardous material, pollutant or contaminant, as those or similar terms are used in the Environmental Laws, including, without limitation, asbestos and asbestos-related products, chlorofluorocarbons, oils or petroleum-derived compounds, polychlorinated biphenyls, pesticides and radon.

          "Hutchison" means Hutchison Telecommunications PCS (USA) Limited, a British Virgin Islands corporation.

          "Hutchison Agreement" means the Subscription Agreement, dated June 23, 1999, between Holding Company, Hutchison and Hutchison Telecommunications Limited, a Hong Kong corporation.

          "Hutchison's Omnipoint Stock" means the Omnipoint Non-Voting Convertible Preferred or the Omnipoint Common Stock into which it is convertible which is held by Hutchison.

          "Hutchison Transaction" means the transactions contemplated by the Hutchison Agreement.

          "Indebtedness" of any Person at any date means (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under financing leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and with respect to unpaid reimbursement obligations related to letters of credit issued for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Investment Interest" means a direct or indirect ownership of (i) capital stock, bonds, debentures, partnership, membership interests or other ownership interests or other securities of any Person; (ii) any deposit with or advance, loan or other extension of credit (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise to resell such property to such other Person) to any other Person; (iii) any revenue or profit interests pursuant to any agreement or license or (iv) any agreement, commitment, right, understanding or arrangement with respect to any of the items referred to in (i), (ii) or (iii) of this definition.

          "IRS" means the Internal Revenue Service.

          "Jones Day" means Jones, Day, Reavis & Pogue.

          "knowledge" means, with respect to any fact, the conscious awareness of such fact by an executive officer (as defined under the 1933 Act) of the relevant Person.

          "Lehman" means Lehman Brothers Inc.

          "Lien" as to any Person, means any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance (including, without limitation rights of first refusal, proxy rights and other similar rights) in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement other than those filed for informational purposes.

          "Multiemployer Plan" means each Employee Plan, including for this purpose any "employee pension benefit plan" (as defined in Section 3(2) of ERISA) of Western and its Subsidiaries, that is a multiemployer plan, as defined in Section 3(37) of ERISA.

          "NASDAQ" means The NASDAQ National Market.

          "1933 Act" means the Securities Act of 1933.

          "1934 Act" means the Securities Exchange Act of 1934.

          "Omnipoint Balance Sheet" means the Consolidated Balance Sheet of Omnipoint and its consolidated subsidiaries as of December 31, 1998 and the footnotes thereto set forth in the Omnipoint 10-K.

          "Omnipoint Balance Sheet Date" means December 31, 1998.

          "Omnipoint Common Stock" means Common Stock, par value $0.01 per share, of Omnipoint.

          "Omnipoint Disclosure Schedule" means the disclosure schedule of Omnipoint attached hereto.

          "Omnipoint Employee" means an employee of any member of the Omnipoint Group.

          "Omnipoint Group" means Omnipoint and the Omnipoint Subsidiaries.

          "Omnipoint Investment" means an entity in which any member of the Omnipoint Group has an Investment Interest.

          "Omnipoint Material Adverse Effect" means a material adverse effect on the business, financial condition, prospects, assets or results of operations of the Omnipoint Group taken as a whole, excluding any such effect resulting from or arising in connection with (i) this Agreement, the Transactions or the announcement thereof, (ii) changes or conditions generally affecting the industries in which the Omnipoint Group operates or
     (iii) changes in general economic, regulatory or political conditions. For the purposes of Section 9.1(f), item (i) of the previous sentence shall not be excluded from the definition of Omnipoint Material Adverse Effect.

          "Omnipoint Non-Voting Convertible Preferred Stock" means Omnipoint's Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share.

          "Omnipoint Preferred Stock" means 7% Cumulative Convertible Preferred Stock, par value $1,000 per share, of Omnipoint.

          "Omnipoint Subsidiary" means a Subsidiary of Omnipoint.

          "Omnipoint 10-K" means Omnipoint's annual report on Form 10-K for the fiscal year ended December 31, 1998.

          "Order" means and includes any order, writ, injunction, decree, judgment, award, determination or written direction of any court, arbitrator or Governmental Body.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Pension Plan" means, with respect to any Person, any plan (other than a Multiemployer Plan) that is subject to Title IV of ERISA and is maintained, administered or contributed to or required to be contributed to by such Person or any of its ERISA Affiliates. "Omnipoint Pension Plan" means a Pension Plan of Omnipoint or any of its ERISA Affiliates and "VoiceStream Pension Plan" means a Pension Plan of VoiceStream or any of its ERISA Affiliates other than Employee Plan.

          "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Piper Marbury" means Piper & Marbury L.L.P.

          "SEC" means the Securities and Exchange Commission and any successor agency or body.

          "Significant Employees" means any employee of a Person who (i) is an officer of such Person, (ii) owns any options to purchase capital stock of such Person which accelerate as a result of the Merger, (iii) has a written employment contract with such Person which calls for annual compensation in excess of $125,000 or (iv) is compensated by such Person at an annual rate greater than $125,000.

          "Significant Omnipoint Employees" means Significant Employees of any member of the Omnipoint Group.

          "Significant VoiceStream Employees" means Significant Employees of any member of the VoiceStream Group.

          "Subsequent Transaction" means any transaction whereby (i) any member of the VoiceStream Group or any VoiceStream Investment would acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, limited liability company, partnership, other business organization or assets or division thereof, which is in the business of providing wireless communication services, (ii) any member of the VoiceStream Group or any VoiceStream Investment would acquire an Investment Interest in any of the foregoing, (iii) any member of the VoiceStream Group or VoiceStream Investment would issue any equity interest or incur any Indebtedness whether in connection with any item described in (i) or (ii) or otherwise, (iv) any member of the VoiceStream Group or any VoiceStream Investment enters into or engages in a strategic alliance or other commercial relationship or (v) any member of the VoiceStream Group or any VoiceStream Investment is acting in the ordinary course consistent with past practice; provided, however, in connection with a Subsequent Transaction described in items (i), (ii), (iii) or (iv) of this definition, VoiceStream must receive an opinion from a nationally recognized investment bank, acting as financial advisor to VoiceStream, to the effect that, from a financial point of view, such Subsequent Transaction is fair to the holders of VoiceStream Common Stock or, if applicable, VoiceStream.

          "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

          "Transactions" means the transactions contemplated by this Agreement.

          "VoiceStream Balance Sheet" means the Consolidated Balance Sheet of VoiceStream and its consolidated subsidiaries as of December 31, 1998 and the footnotes thereto, as set forth in the VoiceStream 10-K.

          "VoiceStream Balance Sheet Date" means December 31, 1998.

          "VoiceStream Common Stock" means the Common Stock, no par value per share, of VoiceStream.

          "VoiceStream Disclosure Schedule" means the disclosure schedule of VoiceStream attached hereto.

          "VoiceStream Employee" means an employee of VoiceStream or a VoiceStream Subsidiary.

          "VoiceStream Group" means VoiceStream and the VoiceStream
     Subsidiaries.

          "VoiceStream Investment" means an entity in which VoiceStream has an Investment Interest.

          "VoiceStream Material Adverse Effect" means a material adverse effect on the business, financial condition, prospects, assets or results of operations of the VoiceStream Group taken as a whole, excluding any such effect resulting from or arising in connection with (i) this Agreement, the Transactions or the announcement thereof, (ii) changes or conditions generally affecting the industries in which the VoiceStream Group operates or (iii) changes in general economic, regulatory or political conditions. For the purposes of Section 9.1(f), item (i) of the previous sentence shall not be excluded from the definition of VoiceStream Material Adverse Effect.

          "VoiceStream Subsidiary" means a Subsidiary of VoiceStream.

          "VoiceStream 10-K" means VoiceStream's annual report on Form 10-K for the fiscal year ended December 31, 1998.

          "Washington Law" means the Washington Business Corporation Act.

          "Western" means Western Wireless Corporation, a Washington corporation.

     Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

Affiliate Registration Statement............................          7.8
Affiliate Shares............................................          7.8
Benefits Maintenance Period.................................   7.5(a)(ii)
Cash Election...............................................   3.3(c)(ii)
Cash Election Consideration.................................   3.3(c)(ii)
Cash Election Proration Factor..............................       3.3(h)
Certificate of Merger.......................................      2.1A(d)
Certificates................................................       3.4(a)
Closing.....................................................      2.1A(c)

Closing Date................................................      2.1A(c)
Code........................................................     Preamble
Dissenting Shares...........................................          3.5
Effective Time..............................................      2.1A(d)
Election Deadline...........................................       3.4(a)
Election Form...............................................       3.4(a)
End Date....................................................   10.1(b)(i)
Environmental Reports.......................................      4.19(b)
Exchange Agent..............................................       3.4(a)
Exchange Fund...............................................       3.4(a)
FCC Applications............................................       8.1(b)
Form S-4....................................................          8.2
GAAP........................................................          4.9
Holding Company.............................................     Preamble
Holding Company Common Stock................................          2.1
Holding Company Share Issuance Number.......................       3.3(f)
Indemnified Losses..........................................       7.2(a)
Indemnified Person..........................................       7.2(a)
Merger Agreements...........................................         2.1A
Merger Consideration........................................  3.3(c)(iii)
Merger Sub A................................................       2.3(i)
Merger Sub B................................................      2.3(ii)
Merger Subsidiaries.........................................      2.3(ii)
Mergers.....................................................      2.1A(b)
New Director(s).............................................          7.4
New Omnipoint Convertible Securities........................          3.6
New Omnipoint Options.......................................       3.6(a)
New Omnipoint Warrants......................................          3.6
New VoiceStream Convertible Securities......................       3.6(b)
New VoiceStream Options.....................................       3.6(b)
New VoiceStream Warrants....................................       3.6(b)
1999 Omnipoint SEC Documents................................       4.8(b)
1999 VoiceStream SEC Documents..............................       5.8(b)
Omnipoint...................................................     Preamble
Omnipoint FCC Licenses......................................       4.4(a)
Omnipoint Holders...........................................       3.4(b)
Omnipoint Intellectual Property.............................         4.20
Omnipoint Merger............................................      2.1A(b)
Omnipoint Merger Agreement..................................         2.1A
Omnipoint Options...........................................       4.6(a)
Omnipoint Pension Plan......................................       1.1(a)
Omnipoint Rule 145 Affiliate................................          8.7
Omnipoint SEC Documents.....................................       4.8(b)
Omnipoint Stockholders' Approval............................         4.25
Omnipoint Stockholders' Meeting.............................       8.8(a)
Omnipoint Warrants..........................................       4.6(a)
Proxy Statement/Prospectus..................................          8.2
Reorganization..............................................     Preamble
Spinoff.....................................................       9.2(c)

Standard Election...........................................    3.3(c)(i)
Standard Election Consideration.............................  3.3(c)(iii)
Standard Election Exchange Rate.............................  3.3(c)(iii)
Stock Election..............................................    3.3(c)(i)
Stock Election Consideration................................    3.3(c)(i)
Stock Election Exchange Rate................................    3.3(c)(i)
Stock Election Proration Factor.............................       3.3(g)
Successor Plan..............................................       7.5(b)
Tax Returns.................................................         4.16
Taxes.......................................................         4.16
Termination Fee.............................................      10.3(b)
Transferred Employees.......................................   7.5(a)(ii)
VoiceStream.................................................     Preamble
VoiceStream FCC Licenses....................................       5.4(a)
VoiceStream Intellectual Property...........................         5.20
VoiceStream Merger..........................................      2.1A(a)
VoiceStream Merger Agreement................................         2.1A
VoiceStream Pension Plan....................................       1.1(a)
VoiceStream SEC Documents...................................       5.8(b)
VoiceStream Stockholders' Approval..........................         5.26
VoiceStream Stockholders' Meeting...........................       8.8(a)

     (c) Unless the context otherwise requires, the terms defined in this
Article 1 or elsewhere in this Agreement shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of any gender herein shall be deemed to include the neuter, masculine and feminine genders wherever necessary or appropriate.

                                   ARTICLE 2

                 FORMATION OF HOLDING COMPANY AND SUBSIDIARIES

     SECTION 2.1 Organization of Holding Company. Prior to the execution of this Agreement, VoiceStream has organized Holding Company under Delaware Law. The authorized capital stock of Holding Company shall consist of 400,000,000 shares of common stock, par value $0.001 per share (the "Holding Company Common Stock"), of which one share shall be issued to VoiceStream at a price of $2.00, and 5,000,000 shares of preferred stock, par value $0.001 per share.

     SECTION 2.2 Directors and Officers of Holding Company. The directors and officers of Holding Company were and shall be designated by VoiceStream. Each such officer and director shall remain in office until his or her successors are elected.

     SECTION 2.3 Organization of Merger Subsidiaries. As promptly as practicable (but in any event no more than 30 days) following the execution of this Agreement, VoiceStream shall cause the following companies to be organized for the sole purpose of effectuating the VoiceStream Merger and the Omnipoint Merger contemplated herein:

          (i) VoiceStream Subsidiary I, a corporation organized under the laws of the State of Washington ("Merger Sub A"). The certificate of incorporation and bylaws of Merger Sub A shall be in such forms as shall be determined by VoiceStream as soon as practicable following the execution of this Agreement. The authorized capital stock of Merger Sub A shall initially consist of 100 shares of common stock, no par value per share, one share of which shall be issued to Holding Company at a price of $1.00 per share.

          (ii) VoiceStream Subsidiary II, a corporation organized under the laws of the State of Delaware ("Merger Sub B" and, together with Merger Sub A, the "Merger Subsidiaries"). The certificate of incorporation and bylaws of Merger Sub B shall be in such forms as shall be determined by VoiceStream as soon as practicable following the execution of this Agreement. The authorized capital stock of Merger Sub B shall initially consist of 100 shares of common stock, par value $.01 per share, one share of which shall be issued to Holding Company at a price of $1.00 per share.

     SECTION 2.4 Actions of Directors and Officers. As promptly as practicable (but not later than 30 days) following the execution of this Agreement, VoiceStream shall cause (i) Holding Company to elect the directors of the Merger Subsidiaries, (ii) the directors of Merger Sub A and Merger Sub B to elect their respective officers, (iii) the directors of Holding Company to ratify and approve this Agreement and to approve the forms of the Merger Agreements, (iv) the Merger Agreements to be executed on behalf of the parties thereto, and (v) the directors and officers of the Merger Subsidiaries to take such steps as may be necessary or appropriate to complete the organization of the Merger Subsidiaries and to approve the Merger Agreements.

     SECTION 2.5 Actions of Holding Company. As promptly as practicable (but in no event later than 15 days) following the execution of this Agreement, Holding Company shall cause the Merger Subsidiaries to adopt the Merger Agreements.

                                   ARTICLE 2A

                              THE MERGERS; CLOSING

     SECTION 2.1A The Mergers. Pursuant to the Merger Agreements, in forms to be mutually agreed upon by VoiceStream and Omnipoint (sometimes hereinafter referred to individually as the "VoiceStream Merger Agreement" and the "Omnipoint Merger Agreement", respectively, and collectively as the "Merger Agreements"), upon the terms and subject to the conditions set forth in this Agreement and in the Merger Agreements:

          (a) Merger Sub A shall be merged with and into VoiceStream (the "VoiceStream Merger") in accordance with the applicable provisions of Washington Law. VoiceStream shall be the surviving corporation in the VoiceStream Merger and shall continue its corporate existence under Washington Law. As a result of the VoiceStream Merger, VoiceStream shall become a wholly owned Subsidiary of Holding Company. The effects and consequences of the VoiceStream Merger shall be as set forth in the VoiceStream Merger Agreement.

          (b) Merger Sub B will be merged with and into Omnipoint (the "Omnipoint Merger"), in accordance with the applicable provisions of Delaware Law. Omnipoint shall be the surviving corporation in the Omnipoint Merger and shall continue its corporate existence under Delaware Law. As a result of the Omnipoint Merger, Holding Company shall own, directly or indirectly, all of the outstanding shares of Omnipoint Common Stock. The effects and consequences of the Omnipoint Merger shall be as set forth in the Omnipoint Merger Agreement. The term "Mergers" shall mean the VoiceStream Merger and the Omnipoint Merger.

          (c) Subject to the terms and conditions of this Agreement, the closing of the Transactions (the "Closing") shall take place (a) at the offices of Friedman Kaplan & Seiler LLP, 875 Third Avenue, New York, NY, at 11:00 a.m., local time, on the fifth Business Day following the day on which the last to be fulfilled or waived of the conditions set forth in
     Article 9 (excluding conditions that, by their terms cannot be satisfied until the Closing Date, but subject to the fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance herewith or (b) at such other time, date or place as VoiceStream and Omnipoint may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

          (d) As soon as practicable following the Closing, the parties shall
     (i) file a certificate of merger with respect to each of the Mergers (the "Certificate of Merger") in such forms as are required by and executed in accordance with applicable Delaware Law (in the case of the Omnipoint Merger) and Washington Law (in the case of the VoiceStream Merger) and (ii) make all other filings or recordings required under applicable Delaware Law or Washington Law. The Mergers shall become effective at such time and date (the "Effective Time") which is the later of (i) the date and time of the filing of the Certificate of Merger with respect to the VoiceStream Merger (or such other date and time as may be specified in such certificate as may be permitted by Washington Law) and (ii) the date and time of the filing of the Certificate of Merger with respect to the Omnipoint Merger (or such other date and time as may be specified in such certificate as may be permitted by Delaware Law).

          (e) The consummation of the Omnipoint Merger shall be conditioned on the simultaneous consummation of the VoiceStream Merger, and the consummation of VoiceStream Merger shall be conditioned on the simultaneous consummation of the Omnipoint Merger.

     SECTION 2.2A Directors. The directors of VoiceStream and Merger Sub B, immediately prior to the Effective Time shall be the directors of the surviving corporation of the VoiceStream Merger and the Omnipoint Merger, respectively, as of the Effective Time and until their successors are duly appointed or elected in accordance with applicable Delaware Law (in the case of the Omnipoint Merger) and Washington Law (in the case of VoiceStream Merger).

     SECTION 2.3A Certificate of Incorporation and Bylaws. The certificate of incorporation and bylaws of VoiceStream and Omnipoint immediately prior to the Effective Time shall be the certificate of incorporation and bylaws of the surviving corporation of the VoiceStream Merger and the Omnipoint Merger, respectively, as of the Effective Time; provided, VoiceStream may change the name of VoiceStream.

     SECTION 2.4A Officers. The officers of VoiceStream and Omnipoint immediately prior to the Effective Time shall be the officers of the surviving corporations of the VoiceStream Merger and the Omnipoint Merger, respectively, as of the Effective Time and until their successors are duly appointed or elected in accordance with applicable Delaware Law (in the case of the Omnipoint Merger) and Washington Law (in the case of VoiceStream Merger).

                                   ARTICLE 3

              EFFECT OF THE MERGERS ON SECURITIES OF VOICESTREAM,
                     OMNIPOINT AND THE MERGER SUBSIDIARIES

     SECTION 3.1 Conversion of Merger Subsidiaries Stock. At the Effective Time, by virtue of the VoiceStream Merger and without any action on the part of any of the parties, each share of the common stock of Merger Sub A outstanding immediately prior to the Effective Time shall be converted into and shall become one share of common stock of the surviving corporation of the VoiceStream Merger. At the Effective Time, by virtue of the Omnipoint Merger and without any action on the part of any of the parties, each share of the common stock of Merger Sub B outstanding immediately prior to the Effective Time shall be converted into and shall become one share of common stock of the surviving corporation of the Omnipoint Merger.

     SECTION 3.2 Cancellation of Holding Company Capital Stock. At the Effective Time, the one share of the capital stock of Holding Company issued to VoiceStream and outstanding immediately prior to the Effective Time shall be canceled and cease to exist.

     SECTION 3.3 Conversion of Common Stock.

          (a) (i) Subject to the provisions of Sections 3.3 and 3.5, at the Effective Time, each share of VoiceStream Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted into one share of Holding Company Common Stock. Upon such conversion, all such shares of VoiceStream Common Stock shall be canceled and cease to exist, and each certificate theretofore representing any such shares shall, without any action on the part of the holder thereof, be deemed to represent an equivalent number of shares of Holding Company Common Stock.

             (ii) Subject to the provisions of Sections 3.3 and 3.5, at the Effective Time, each share of Omnipoint Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration and cash for fractional shares of Holding Company Common Stock. Upon such conversion, all such shares of Omnipoint Common Stock shall be canceled and cease to exist, and each certificate theretofore representing any such shares shall, without any action on the part of the holder thereof, be deemed to represent the right to receive the Merger Consideration.

          (b) At the Effective Time, each share of VoiceStream Common Stock, Omnipoint Common Stock or Holding Company Common Stock which is held in the treasury of VoiceStream, Omnipoint or their respective Subsidiaries (provided, however, any Omnipoint Common Stock held by VoiceStream or Holding Company shall not be canceled pursuant to this Section 3.3(b)) immediately prior to the Effective Time shall, by virtue of the Mergers, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor.

          (c) Subject to the provisions of Sections 3.3(g) and (h) and of Sections 3.5 and 3.7, each share of Omnipoint Common Stock that is issued and outstanding immediately prior to the Effective Time (excluding any Dissenting Shares or any share of Omnipoint Common Stock canceled pursuant to Section 3.3(b) or held by Holding Company or VoiceStream) shall be converted, at the election of the holder thereof in accordance with the procedures set forth herein, into one of the following:

             (i) for each such share of Omnipoint Common Stock with respect to which an election to receive only Holding Company Common Stock has been effectively made and not revoked or lost pursuant to Section 3.3(e) (a "Stock Election"), the right to receive the All Stock Number of shares (the "Stock Election Exchange Rate") of Holding Company Common Stock (the "Stock Election Consideration");

             (ii) for each such share of Omnipoint Common Stock with respect to which an election to receive only cash has been effectively made and not revoked or lost pursuant to Section 3.3(e) (a "Cash Election"), the right to receive the All Cash Amount in cash, without interest (the "Cash Election Consideration"); and

             (iii) for each such share of Omnipoint Common Stock other than shares as to which a Stock Election or a Cash Election has been made, the right to receive (A) .825 shares (the "Standard Election Exchange Rate") of Holding Company Common Stock and (B) $8.00 in cash, ((A) and
        (B) being collectively referred to as the "Standard Election Consideration" and, together with the Stock Election Consideration and the Cash Election Consideration, the "Merger Consideration").

          (d) If between the date of this Agreement and the Effective Time the outstanding shares of VoiceStream Common Stock shall have been changed into a different number of shares, by reason of any stock dividend, subdivision, split or combination of shares, the Cash Election Consideration, the Stock Election Consideration and the Standard Election Consideration, will be correspondingly adjusted to reflect such stock dividend, subdivision, split or combination of shares.

          (e) Each person who, at the Effective Time, is a record holder of shares of Omnipoint Common Stock (other than holders of shares of Omnipoint Common Stock to be canceled as set forth in Section 3.3(b)), shall have the right to submit an Election Form specifying the number of shares of Omnipoint Common Stock that such person desires to have converted into the right to receive Holding Company Common Stock pursuant to the Stock Election, the number of shares of Omnipoint Common Stock that such person desires to have converted into the right to receive cash pursuant to the Cash Election, or the number of shares of Omnipoint Common Stock that such person desires to have converted into the right to receive the Standard Election Consideration, pursuant to the Standard Election. Any such record holder (including without limitation any such record holder of Dissenting Shares) who fails properly to submit an Election Form on or prior to the Election Deadline in accordance with the procedures set forth in Section 3.4(a) shall be deemed to have made a Standard Election. Each person who, at the Effective Time, is a record holder of Omnipoint Preferred Stock, shall be deemed to have made a Standard Election.

          (f) The aggregate number of shares of Holding Company Common Stock to be issued to holders of Omnipoint Common Stock in connection with the Omnipoint Merger or to become subject to issuance upon the conversion of the Omnipoint Preferred Stock shall equal the product of (x) .825 and (y) the sum of (i) the total number of shares of Omnipoint Common Stock issued and outstanding immediately prior to the Effective Time, other than shares to be canceled pursuant to Section 3.3(b) and shares held by Holding Company or VoiceStream and (ii) the total number of shares of Omnipoint Common Stock issuable upon conversion of Omnipoint Preferred Stock outstanding immediately prior to the Effective Time (the product of (x) and (y) being referred to as the "Holding Company Share Issuance Number"). If between the date of this Agreement and the Effective Time the outstanding shares of VoiceStream Common Stock shall have been changed into a different number of shares, by reason of any stock dividend, subdivision, split or combination of shares, the Holding Company Share Issuance Number will be correspondingly adjusted to reflect such stock dividend, subdivision, split or combination of shares.

          (g) In the event that the number of shares of Holding Company Common Stock to be issued to holders of Omnipoint Common Stock in connection with Omnipoint Merger or to become subject to issuance upon conversion of Omnipoint Preferred Stock would exceed the Holding Company Share Issuance Number based on the elections of the holders of Omnipoint Common Stock (together with the conversion adjustments applicable to the Omnipoint Preferred Stock), (i) all shares of Omnipoint Common Stock subject to a Cash Election or a Standard Election will, as elected, be converted into the right to receive the Cash Election Consideration or the Standard Election Consideration, as the case may be, and (ii) each share of Omnipoint Common Stock subject to a Stock Election will be converted into the right to receive (A) a number of shares of Holding Company Common Stock equal to the Stock Election Exchange Rate times the Stock Election Proration Factor and (B) an amount of cash equal to (1) the All Cash Amount multiplied by (2) one minus the Stock Election Proration Factor. The "Stock Election Proration Factor" means a fraction (x) the numerator of which is the Holding Company Share Issuance Number minus the aggregate number of shares of Holding Company Common Stock to be issued in the Omnipoint Merger pursuant to the Standard Elections or to become subject to issuance upon conversion of Omnipoint Preferred Stock pursuant to elections corresponding to the Standard Elections deemed to have been made by holders of Omnipoint Preferred Stock, and (y) the denominator of which is the number of shares of Holding Company Common Stock that, but for this paragraph (g), would have been issued to holders of Omnipoint Common Stock in Transactions pursuant to the Stock Elections.

          (h) In the event that the number of shares of Holding Company Common Stock to be issued to holders of Omnipoint Common Stock in connection with the Omnipoint Merger or to become subject to issuance upon conversion of Omnipoint Preferred Stock would be less than the Holding Company Share Issuance Number based on the elections of the holders of Omnipoint Common Stock (together with the conversion adjustments applicable to the Omnipoint Preferred Stock), (i) all shares of Omnipoint Common Stock subject to a Stock Election or a Standard Election will, as elected, be converted into the right to receive the Stock Election Consideration or the Standard Election Consideration, as the case may be, and (ii) each share of Omnipoint Common Stock subject to a Cash Election will be converted into the right to receive (A) a number of shares of Holding Company Common Stock equal to the Cash Election Proration Factor and (B) an amount of cash equal to (1) the All Cash Amount multiplied by (2) (x) one minus (y) the Cash Election Proration Factor divided by the Stock Election Exchange Rate. The "Cash Election Proration Factor" means a fraction (x) the numerator of which is the Holding Company Share Issuance Number minus the aggregate number of shares of Holding Company Common Stock to be issued in the Merger pursuant to the Stock Elections and the Standard Elections or to become subject to issuance upon conversion of Omnipoint Preferred Stock pursuant to elections corresponding to the Standard Elections deemed to have been made by holders of Omnipoint Preferred Stock, and (y) the denominator of which is the number of shares of Omnipoint Common Stock subject to the Cash Elections.

     SECTION 3.4 Surrender and Payment.

          (a) Prior to the Effective Time, Holding Company shall appoint an agent to be designated by VoiceStream (the "Exchange Agent") for the purpose of exchanging certificates representing shares of Omnipoint Common Stock (the "Certificates") for the Merger Consideration. At the Effective Time, Holding Company will deposit (or cause to be deposited) with the Exchange Agent the Merger Consideration to be paid in respect of the shares (the "Exchange Fund"). Upon receipt, the Exchange Agent will invest the cash portion of the Exchange Fund in United States government securities maturing at the Election Deadline or such other investments as VoiceStream and Omnipoint may mutually agree. Promptly after the Effective Time, VoiceStream will send, or will cause the Exchange Agent to send, (A) to each holder of shares of Omnipoint Common Stock, at the Effective Time, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent) for use in such exchange, and (B) to each holder of shares of Omnipoint Common Stock, an election form (the "Election Form") providing for such holders to make the Standard Election, the Cash Election or the Stock Election. Any Standard Election (other than a deemed Standard Election), Cash Election or Stock Election shall be validly made only if the Exchange Agent shall have received by 5:00 p.m., New York City time, on a date (the "Election Deadline") to be mutually agreed upon by VoiceStream and Omnipoint (which date shall not be later than the twentieth Business Day after the Effective
     Time), an Election Form properly completed and executed (with the signature or signatures thereon guaranteed to the extent required by the Election
     Form) by such holder accompanied by such holder's Certificates, or by an appropriate guarantee of delivery of such Certificates from a member of any registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the

     United States as set forth in such Election Form. Any holder of Omnipoint Common Stock who has made an election by submitting an Election Form to the Exchange Agent may at any time prior to the Election Deadline change such holder's election by submitting a revised Election Form, properly completed and signed that is received by the Exchange Agent prior to the Election Deadline. Any holder of Omnipoint Common Stock may at any time prior to the Election Deadline revoke his election and withdraw his Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received by the close of business on the day prior to the Election Deadline. VoiceStream shall have the right to make rules (which will be described in the Election Form), not inconsistent with the terms of this Agreement, governing the validity of Election Forms and the manner and extent to which Standard Elections, Cash Election or Stock Elections are to be taken into account in making the determinations prescribed by Sections 3.3(g) and 3.3(h).

          (b) Upon surrender to the Exchange Agent of its Certificate, together with a properly completed letter of transmittal, each holder of shares of Omnipoint Common Stock (the "Omnipoint Holders") will be entitled to receive promptly after the Election Deadline the Merger Consideration (elected or deemed elected by it, subject to Sections 3.3(g) and (h)) in respect of the shares of Omnipoint Common Stock represented by its Certificate. Until so surrendered, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive the Merger Consideration.

          (c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the Certificate so surrendered is registered, it shall be a condition to such payment that such Certificate shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          (d) After the Effective Time, there shall be no further registration of transfers of shares of Omnipoint Common Stock. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Stock Election Consideration provided for, and in accordance with the procedures set forth, in this Article 3.

          (e) Any portion of the Exchange Fund made available to the Exchange Agent pursuant to Section 3.4(a) that remains unclaimed by the Omnipoint Holders, one year after the Effective Time shall be returned to Holding Company, upon demand, and any such holder who has not exchanged its shares for the Merger Consideration in accordance with this Section 3.4 prior to that time shall thereafter look only to Holding Company for payment of such consideration, any dividends and distributions in respect of such shares, in each case without any interest thereon. Notwithstanding the foregoing, Holding Company shall not be liable to any Omnipoint Holder for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by the Omnipoint Holders five years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Body) shall become, to the extent permitted by applicable law, the property of Holding Company free and clear of any claims or interest of any Person previously entitled thereto.

          (f) No dividends or other distributions with respect to any Holding Company Common Stock and no cash payment in lieu of fractional shares as provided in Section 3.7, shall be paid to the holder of any unsurrendered Certificates until such Certificates are surrendered as provided in Section 3.4(b). Following such surrender, there shall be paid, without interest, to the Person in whose name such Holding Company Common Stock has been registered, (i) at the

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     time of such surrender, (A) in the case of Certificates, the amount of any cash payable in lieu of fractional shares to which such Person is entitled pursuant to Section 3.7, and (B) the amount of all dividends or other distributions with a record date after the Effective Time previously paid or payable on the date of such surrender, with respect to such Holding Company Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender, and with a payment date subsequent to surrender, payable with respect to such Holding Company Common Stock.

          (g) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 3.4(a) to pay for shares for which appraisal rights have been perfected shall be returned to Holding Company upon demand.

     SECTION 3.5 Dissenting Shares. Notwithstanding Section 3.3, Omnipoint Common Stock or VoiceStream Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Transactions and has demanded appraisal for such shares in accordance with Delaware Law (in the case of Omnipoint) or Washington Law (in the case of VoiceStream) ("Dissenting Shares") shall not be converted into a right to receive shares of Holding Company Common Stock (in the case of VoiceStream Common Stock) or the Merger Consideration (in the case of Omnipoint Common Stock) unless such holder fails to perfect, withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or loses its right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into a right to receive (i) in the case of Omnipoint, the Standard Election Consideration and (ii) in the case of VoiceStream, Holding Company Common Stock. Omnipoint shall give VoiceStream prompt notice of any demands received by Omnipoint for appraisal of shares, and VoiceStream shall have the right to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of VoiceStream, Omnipoint shall not make any payment with respect to, or settle or offer to settle, any such demands.

     SECTION 3.6 Options, Warrants and Preferred Stock. (a) At the Effective Time, each option or warrant granted by Omnipoint to purchase shares of Omnipoint Common Stock which is outstanding and unexercised immediately prior to the Effective Time shall be assumed by Holding Company and converted into an option ("New Omnipoint Options") or warrant ("New Omnipoint Warrants" and, together with New Omnipoint Options, "New Omnipoint Convertible Securities") to purchase shares of Holding Company Common Stock in such amount and at such exercise price as provided below and otherwise having the same terms and conditions as are in effect immediately prior to the Effective Time (except to the extent that such terms, conditions and restrictions may be altered in accordance with their terms as a result of the Transactions):

          (i) the number of shares of Holding Company Common Stock to be subject to each New Omnipoint Convertible Security shall be equal to the product of
     (x) the number of shares of Omnipoint Common Stock subject to the original option or warrant and (y) the sum of (1) $8.00 divided by the Closing Price on the last day in which shares are traded on NASDAQ immediately preceding the Closing Date and (2) .825;

          (ii) the exercise price per share of Holding Company Common Stock under each New Omnipoint Convertible Security shall be equal to (x) the exercise price per share of Omnipoint Common Stock under the original option or warrant divided by (y) the sum of (1) $8.00 divided by the Closing Price on the last day in which shares are traded on NASDAQ immediately preceding the Closing Date and (2) .825; and

          (iii) upon each exercise of New Omnipoint Convertible Securities by a holder thereof, the aggregate number of shares of Holding Company Common Stock subject to a New Option shall be rounded down, if necessary, to the nearest whole share and the aggregate exercise price shall

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     be rounded up, if necessary, to the nearest cent. The adjustments provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code) shall be effected in a manner consistent with Section 424(a) of the Code.

          (a) At the Effective Time, each option or warrant granted by VoiceStream to purchase shares of VoiceStream Common Stock which is outstanding and unexercised immediately prior to the Effective Time shall be assumed by Holding Company and converted into an option ("New VoiceStream Options") or warrant ("New VoiceStream Warrants" and, together with New VoiceStream Options, "New VoiceStream Convertible Securities") as follows: (i) the number of shares of Holding Company Common Stock to be subject to the New VoiceStream Convertible Securities shall be equal to the the number of shares of VoiceStream Common Stock subject to the original option or warrant and (ii) the exercise price per share of VoiceStream Common Stock under the New VoiceStream Convertible Securities shall be equal to the exercise price per share of VoiceStream Common Stock under the original option or warrant. The adjustments provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code) shall be effected in a manner consistent with Section 424(a) of the Code.

          (b) The parties shall take such actions as are necessary for the assumption of the Omnipoint and VoiceStream options and warrants pursuant to this Section 3.6 and any obligations to issue Omnipoint Common Stock or VoiceStream Common Stock under the existing terms of any other plans, agreements or arrangements of Omnipoint or VoiceStream covering any current or former employee or director of any member of the Omnipoint Group or any member of the VoiceStream Group including the reservation, issuance and listing of Holding Company Common Stock as is necessary to effectuate the transactions contemplated by this Section 3.6. Similarly, the parties shall take all actions required to be taken by it to effectuate such assumption. The parties shall cause Holding Company to prepare and file with the SEC a registration statement on Form S-8 (or any other appropriate form) or a post-effective amendment to a registration statement previously filed under the 1933 Act, with respect to the shares of Holding Company Common Stock subject to New Omnipoint Options and New VoiceStream Options and, where applicable, shall use its reasonable best efforts to have such registration statement declared effective as soon as practicable following the Effective Time and to maintain the effectiveness of such registration statement covering such New Omnipoint Options and New VoiceStream Options (and to maintain the current status of the prospectus contained therein) for so long as such New Omnipoint Options and New VoiceStream Options remain outstanding. With respect to those individuals, if any, who, subsequent to the Effective Time, will be subject to the reporting requirements under
     Section 16(a) of the 1934 Act, where applicable, the parties shall cause Holding Company to use all reasonable efforts to administer any New Omnipoint Options and New VoiceStream Options issued pursuant to this
     Section 3.6 in a manner that complies with Rule 16b-3 promulgated under the 1934 Act to the extent that the Omnipoint or VoiceStream stock options and warrants in respect of which such New Omnipoint Options and New VoiceStream Options have been issued and complied with such rule prior to the Transactions.

          (c) Omnipoint Preferred Stock.

          From and after the Effective Time, each share of Omnipoint Preferred Stock, which shall be outstanding as of the Effective Time, shall remain outstanding and, subject to the terms of the Certificate of Designation of the Omnipoint Preferred Stock, dated May 1, 1998, shall have the same privileges, rights and preferences as the Omnipoint Preferred Stock immediately prior to the Effective Time and, for purposes of Section 4.5(b) of the Certificate of Designation

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     thereof, all holders of Omnipoint Common Stock will be deemed to have received pursuant to the Omnipoint Merger the Standard Election Consideration.

          (d) Omnipoint Non-Voting Convertible Preferred Stock.

          From and after the Effective Time, each share of the Omnipoint Non-Voting Convertible Preferred Stock (or shares of Common Stock into which they were converted) which shall be outstanding as of the Effective Time, shall remain outstanding and, subject to the terms of the Certificate of Designation of the Omnipoint Non-Voting Convertible Preferred Stock, dated June 23, 1999, shall have the same privileges, rights and preferences as the Omnipoint Non-Voting Convertible Preferred Stock.

     SECTION 3.7 Fractional Shares. No fractional shares of Holding Company Common Stock shall be issued in the Mergers. All fractional shares of Holding Company Common Stock that a holder of shares of Omnipoint Common Stock would otherwise be entitled to receive as a result of the Mergers shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash without interest determined by multiplying the Closing Date Market Price by the fraction of a share of Holding Company Common Stock to which such holder would otherwise have been entitled.

     SECTION 3.8 Withholding Rights. Holding Company shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 3 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. If Holding Company so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the Omnipoint Holder, as the case may be, in respect of which Holding Company made such deduction and withholding.

     SECTION 3.9 Lost Certificates. If any Certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and executing an indemnity reasonably satisfactory to VoiceStream (and, if required by VoiceStream in the case of a Certificate representing more than 1,000 shares, the posting by such Person of a bond, in such reasonable amount as VoiceStream may direct, as indemnity) indemnifying VoiceStream against any claim that may be made against VoiceStream with respect to the Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, (i) the Merger Consideration to be paid in respect of the shares represented by such Certificate. In addition, such Person will be entitled to receive any amounts payable pursuant to Section 3.4(f).

                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF OMNIPOINT

     Except as set forth in the Omnipoint Disclosure Schedule or as disclosed in the Omnipoint SEC Documents filed prior to the date hereof, Omnipoint represents and warrants to VoiceStream as follows:

     SECTION 4.1 Corporate Existence and Power. Omnipoint is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and authority required to carry on its business as now conducted and to own, operate and lease its property. Omnipoint is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified, individually or in the aggregate, has not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect. Omnipoint has heretofore delivered or made available to VoiceStream true and complete copies of the certificate of incorporation and bylaws of Omnipoint as currently in effect.

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     SECTION 4.2 Corporate Authorization.

          (a) The execution, delivery and performance by Omnipoint of this Agreement and the consummation by Omnipoint of the Transactions are within Omnipoint's corporate powers and, except for the required approval of Omnipoint's stockholders of this Agreement and the Transactions, have been duly authorized by all necessary corporate action on the part of Omnipoint. This Agreement has been duly and validly executed and delivered by Omnipoint and, assuming the due and valid authorization, execution and delivery of this Agreement by VoiceStream and receipt of all required approvals by Omnipoint's stockholders in connection with the consummation of the Transactions, constitutes a valid and binding agreement of Omnipoint, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by equitable principles of general applicability.

          (b) At a meeting duly called and held, Omnipoint's Board of Directors has: (i) determined that this Agreement and the Transactions are advisable and fair to and in the best interests of Omnipoint's stockholders; (ii) approved and adopted this Agreement and the Transactions; and (iii) resolved (subject to Section 8.8(b)) to recommend approval and adoption of this Agreement by its stockholders. No other corporate proceedings on the part of Omnipoint are necessary to authorize or approve this Agreement or to consummate the Transactions (other than, with respect to the Transactions, the approval and adoption of the Transactions and this Agreement by holders of the shares of Omnipoint Common Stock to the extent required by Omnipoint's certificate of incorporation and by applicable Delaware Law).

     SECTION 4.3 Governmental Authorization.

          (a) The execution, delivery and performance by Omnipoint of this Agreement and the consummation by Omnipoint of the Transactions require no action by or in respect of, or filing with, any Governmental Body, other than: (i) the filing of a certificate of merger in accordance with Delaware Law; (ii) compliance with any applicable requirements of the HSR Act; (iii) compliance with any applicable requirements of the 1934 Act; (iv) compliance with any applicable requirements of the Communications Act; (v) compliance with FAA regulations; (vi) compliance with any applicable requirements of state and local public utility commissions or similar entities; and (vii) any actions or filing, the absence of which would not in the aggregate prevent or delay consummation of the Transactions in any material respect, or otherwise prevent Omnipoint from performing its obligations under this Agreement in any material respect or would not in the aggregate have a Omnipoint Material Adverse Effect.

          (b) Omnipoint and the Omnipoint Subsidiaries have not made any material misstatements of fact, or omitted to disclose any fact, to any Government Body or in any report, document or certificate filed therewith, which misstatements or omissions, individually or in the aggregate, could subject any material licenses or authorizations to revocation or failure to renew.

     SECTION 4.4 FCC Matters.

          (a) Each member of the Omnipoint Group and each Omnipoint Investment holds, and is qualified and eligible to hold, all material licenses, permits and other authorizations issued or to be issued by the FCC (including "Winning Bids in Auction 22 Not yet Licenced by FCC," as referred to in the Omnipoint Disclosure Schedule) to such entity for the operation of their respective businesses, all of which are set forth in the Omnipoint Disclosure Schedule (the "Omnipoint FCC Licenses").

          (b) The Omnipoint FCC Licenses are valid and in full force and effect and none of Omnipoint, any of the Omnipoint Subsidiaries or any Omnipoint Investment is or has been

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

     delinquent in payment on or in default under any installment obligation owed to the United States Treasury in connection with the Omnipoint FCC Licenses.

          (c) All material reports and applications required by the Communications Act or required to be filed with the FCC by any member of the Omnipoint Group or any Omnipoint Investment have been filed and are accurate and complete in all material respects.

          (d) Each member of the Omnipoint Group and each Omnipoint Investment is, and has been, in compliance in all material respects with, and the wireless communications systems operated pursuant to the Omnipoint FCC Licenses have been operated in compliance in all material respects with, the Communications Act.

          (e) There is not pending as of the date hereof any application, petition, objection, pleading or proceeding with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of any member of the Omnipoint Group or any Omnipoint Investment which questions the validity of or contests any Omnipoint FCC License or which presents a substantial risk that, if accepted or granted, or concluded adversely, could result in (as applicable) the revocation, cancellation, suspension, dismissal, denial or any materially adverse modification of any Omnipoint FCC License or imposition of any substantial fine or forfeiture against any member of the Omnipoint Group or any Omnipoint Investment except as set forth on the Omnipoint Disclosure Statement.

          (f) No facts are known to any member of the Omnipoint Group which if known by a Governmental Body of competent jurisdiction would present a substantial risk that any Omnipoint FCC License could be revoked, canceled, suspended or materially adversely modified or that any substantial fine or forfeiture could be imposed against any member of the Omnipoint Group or any Omnipoint Investment.

     SECTION 4.5 Non-contravention. The execution, delivery and performance by Omnipoint of this Agreement and the consummation by Omnipoint of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation, bylaws, stockholders agreement or other governing instrument of any member of the Omnipoint Group or any Omnipoint Investment; (ii) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order, or decree; (iii) require any consent or other action by any Person under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which any member of the Omnipoint Group or any Omnipoint Investment is entitled under (A) any provision of any agreement or other instrument binding upon any member of the Omnipoint Group or any Omnipoint Investment or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating in any way to, the assets or business of, any member of the Omnipoint Group or any Omnipoint Investment; or (iv) result in the creation or imposition of any Lien on any asset of any member of the Omnipoint Group or any Omnipoint Investment, other than such exceptions in the case of clauses (ii), (iii) and (iv) as would not be, individually or in the aggregate, reasonably expected (A) to have a Omnipoint Material Adverse Effect, (B) materially impair or delay the ability of Omnipoint to consummate the Transactions or (C) to have a VoiceStream Material Adverse Effect.

     SECTION 4.6 Capitalization.

          (a) The authorized capital stock of Omnipoint consists of 200,000,000 shares of Omnipoint Common Stock and 10,000,000 shares of Omnipoint Preferred Stock. As of the close of business on June 18, 1999, there were outstanding (i) 53,235,393 shares of Omnipoint Common Stock

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

     (inclusive of all shares of restricted stock granted under any compensatory plans or arrangements), (ii) Omnipoint stock options to purchase an aggregate of 7,663,664 shares of Omnipoint Common Stock ("Omnipoint Options"), (iii) no phantom shares or stock units issued under any stock option, compensation or deferred compensation plan or arrangement, (iv) Omnipoint warrants to purchase an aggregate of 2,446,437 shares of Omnipoint Common Stock ("Omnipoint Warrants"), (v) 325,000 shares of Omnipoint Preferred Stock and (vi) $199,294,435 principal amount of Indebtedness, which is redeemable at the option of Omnipoint by issuing shares of Omnipoint Common Stock at a price equal to 90% of the fair market value of such Omnipoint Common Stock, in accordance with the terms of such Indebtedness. All outstanding shares of capital stock of Omnipoint have been, and all shares that may be issued pursuant to any compensatory plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The Omnipoint Disclosure Schedule sets forth for each category of Omnipoint Options and Omnipoint Warrants the vesting schedule, the exercise price and the number of shares of Omnipoint Common Stock into which such Omnipoint Options or Omnipoint Warrants are exercisable.

          (b) Except as set forth in Section 4.6(a) or on the Omnipoint Disclosure Schedule, there are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by Omnipoint or any Omnipoint Subsidiary or other agreements or commitments to which any member of the Omnipoint Group or any Omnipoint Investment is a party of any character relating to the issued or unissued capital stock or other securities of Omnipoint, including any agreement or commitment obligating any member of the Omnipoint Group or any Omnipoint Investment to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of Omnipoint, to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to Omnipoint or obligating Omnipoint to make any payments pursuant to any stock based or stock related plan or award. There are no preemptive rights, rights of first refusal, rights of first offer or any similar rights granted with respect to the securities or any assets of any members of the Omnipoint Group.

     SECTION 4.7 Subsidiaries; Investments.

          (a) Each Omnipoint Subsidiary and each Omnipoint Investment is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all corporate, partnership or other similar powers required to carry on its business as now conducted, other than such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect. Each Omnipoint Subsidiary and each Omnipoint Investment is duly qualified to do business as a foreign corporation or other foreign legal entity and is in good standing in each jurisdiction where such qualification is necessary, with such exceptions, individually or in the aggregate, as have not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect. The Omnipoint Disclosure Schedule sets forth a list of all Omnipoint Subsidiaries and all Omnipoint Investments and their respective jurisdictions of organization and identifies Omnipoint's (direct or indirect) percentage ownership interest therein.

          (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each Omnipoint Subsidiary and each Omnipoint Investment, is owned by Omnipoint or a Omnipoint Subsidiary, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests).

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          (c) There are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by any member of the Omnipoint Group or any Omnipoint Investment or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities or partnership interests or membership interests of any Omnipoint Subsidiary or any Omnipoint Investment, including, without limitation, any agreement or commitment obligating any member of the Omnipoint Group or any Omnipoint Investment to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock, other securities, partnership interests or membership interests of any Omnipoint Subsidiary or any Omnipoint Investment or obligating any member of the Omnipoint Group or any Omnipoint Investment to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to any Omnipoint Subsidiary or any Omnipoint Investment, or obligating any Omnipoint Subsidiary or any Omnipoint Investment to make any payments pursuant to any stock based or stock related plan or award. No member of the Omnipoint Group is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) to or in any Person (other than obligations to individuals who are employees, which obligations (i) are set forth in
     Section 4.22 of the Omnipoint Disclosure Schedule or (ii) are for de minimis amounts and are made in the ordinary course of business consistent with past practices), including, without limitation, any Omnipoint Investment.

          (d) Omnipoint has previously delivered or made available to VoiceStream true and complete copies of the organizational documents or comparable governing instruments (including all amendments to each of the foregoing), of each Omnipoint Subsidiary and each Omnipoint Investment as in effect on the date hereof.

     SECTION 4.8 SEC Filings.

          (a) Omnipoint has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 1997.

          (b) Omnipoint has delivered or made available to VoiceStream: (i) the Omnipoint 10-K; (ii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of Omnipoint held since December 31, 1998; and (iii) all of its other reports, statements, schedules, forms, exhibits and registration statements and all other documents required to be filed with the SEC since December 31, 1998 (the "1999 Omnipoint SEC Documents") (the documents referred to in Sections 4.8(a) and (b), collectively, the "Omnipoint SEC Documents"). The Omnipoint Disclosure Schedule sets forth a list of all the 1999 Omnipoint SEC Documents.

          (c) As of its filing date, each Omnipoint SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

          (d) As of its filing date, each Omnipoint SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (e) Each Omnipoint SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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     SECTION 4.9 Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Omnipoint included in the Omnipoint SEC Documents fairly present, in all material respects, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Omnipoint and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

     SECTION 4.10 Absence of Certain Changes. Since the Omnipoint Balance Sheet Date, the business of each member of the Omnipoint Group and each Omnipoint Investment has been conducted in the ordinary course consistent with past practices and there has not been any event, occurrence or development which, individually or in the aggregate, has had or would be reasonably expected to have a Omnipoint Material Adverse Effect.

     SECTION 4.11 No Undisclosed Material Liabilities. There are no liabilities or obligations of any member of the Omnipoint Group or any Omnipoint Investment of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that would be reasonably expected to result in such a liability or obligation, other than for Taxes, if any, arising out of, or attributable to the Transactions (including the CIRI Transaction and the transactions described in Recital A hereof):

          (a) liabilities or obligations disclosed and provided for in the Omnipoint Balance Sheet or in the notes thereto or in Omnipoint SEC Documents filed prior to the date hereof or in the Omnipoint 10-K; and

          (b) liabilities or obligations that, individually or in the aggregate have not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect.

     SECTION 4.12 Compliance with Laws and Court Orders. Each member of the Omnipoint Group and each Omnipoint Investment holds all licenses, franchises, certificates, consents, permits, qualifications and authorizations from all Governmental Bodies necessary for the lawful conduct of their business, except where the failure to hold any of the foregoing, individually or in the aggregate, has not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect. Each member of the Omnipoint Group and each Omnipoint Investment is and has been in compliance with, and to the knowledge of Omnipoint, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any such license, franchise, certificate, consent, permit, qualification or authorization, applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for failures to comply or violations that, individually or in the aggregate, have not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect.

     SECTION 4.13 Litigation. There is no action, suit, investigation or proceeding (or any basis therefor) pending against, or, to the knowledge of Omnipoint, threatened against or affecting, any member of the Omnipoint Group, any Omnipoint Investment or any of their respective properties before any court or arbitrator or before or by any other Governmental Body, that, individually or in the aggregate, would be reasonably expected to have a Omnipoint Material Adverse Effect.

     SECTION 4.14 Finders' Fees. Except for fees payable to Allen and Lehman there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Omnipoint or any Omnipoint Subsidiary who might be entitled to any fee or commission from VoiceStream, any of the VoiceStream Subsidiaries, Omnipoint or any of the Omnipoint Subsidiaries in connection with the Transactions. Copies of the engagement agreements with Allen and Lehman have been provided to VoiceStream; except as set forth on such engagement agreements, no other fees are payable to Allen and Lehman.

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     SECTION 4.15 Opinion of Financial Advisor. Omnipoint has received an opinion of Lehman, financial advisor to Omnipoint, to the effect that, as of June 23, 1999, from a financial point of view, the Merger Consideration is fair to the holders of Omnipoint Common Stock.

     SECTION 4.16 Taxes. (a) Except as set forth in the Omnipoint Disclosure Schedules and except as would not have a Omnipoint Material Adverse Effect, (i) all Omnipoint Tax Returns required to be filed with any taxing authority by, or with respect to, Omnipoint and the Omnipoint Subsidiaries have been filed in accordance with all applicable laws or an appropriate extension of time to file such Omnipoint Tax Returns has been obtained; (ii) Omnipoint and the Omnipoint Subsidiaries have timely paid all Taxes shown as due and payable on the Omnipoint Tax Returns that have been so filed, and, as of the time of filing, the Omnipoint Tax Returns correctly reflected the facts regarding the income, business, assets, operations, activities and the status of Omnipoint and the Omnipoint Subsidiaries (other than Taxes which are being contested in good faith by appropriate proceeding and for which adequate reserves are reflected on the Omnipoint Balance Sheet); (iii) Omnipoint and the Omnipoint Subsidiaries have made provision for all Taxes payable by Omnipoint and the Omnipoint Subsidiaries for which no Omnipoint Tax Return has yet been filed; (iv) the charges, accruals and reserves for Taxes with respect to Omnipoint and the Omnipoint Subsidiaries reflected on the Omnipoint Balance Sheet are adequate under GAAP to cover the Tax liabilities accruing through the date thereof; (v) there is no action, suit, proceeding, audit or claim now pending or, to the knowledge of Omnipoint, proposed against or with respect to Omnipoint or any Omnipoint Subsidiary in respect of any Tax where an adverse determination is reasonably likely; (vi) Omnipoint is not, and never has been the subject of a federal income tax examination; and (vii) there are no Liens or encumbrances for Taxes on any of the assets of Omnipoint or any Omnipoint Subsidiary except Liens for current Taxes not yet due. For purposes of this Agreement, "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, excise, stamp, real or personal property, ad valorem, withholding, social security (or similar), unemployment, occupation, use, service, service use, license, net worth, payroll, franchise, severance, transfer, recording, employment, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, profits, disability, sales, registration, value added, alternative or add-on minimum, estimated or other taxes, assessments or charges imposed by any federal, state, local or foreign governmental body and any interest, penalties, or additions to tax attributable thereto; provided, however, that Taxes shall not include Taxes, if any, arising out of or attributable to the Transactions (including the CIRI Transaction and the transactions described in Recital A hereof). For purposes of this Agreement, "Tax Returns" shall mean any return, report, form or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

     (b) To the knowledge of Omnipoint, there is no plan or intention on the part of any Omnipoint shareholder to sell, exchange, transfer or otherwise dispose of any stock of Holding Company received in the Transactions, except that such Omnipoint shareholders as are partnerships for U.S. federal income tax purposes may distribute such Holding Company stock to one or more of their partners (other than to a partner which would, immediately after such distribution, own 5 percent or more of Holding Company's stock, taking into account such partner's pro rata share of any Holding Company stock held by the partnership).

     SECTION 4.17 Tax Opinions. There are no facts or circumstances relating to Omnipoint that would, to Omnipoint's knowledge, prevent Piper Marbury from delivering the opinion referred to in Section 9.3(b) as of the date hereof.

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     SECTION 4.18 Employee Benefit Plans and Labor Matters.

          (a) The Omnipoint Disclosure Schedule contains a true and complete list, as of the date hereof, of all Omnipoint Employee Plans and all Omnipoint Benefit Arrangements. Copies of each Omnipoint Employee Plan and each Omnipoint Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof have been made available to VoiceStream as of the date hereof or will have been made available to VoiceStream within thirty days after the date hereof, together with the three most recent annual reports (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Omnipoint Employee Plan.

          (b) No "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred with respect to any Omnipoint Employee Plan subject to such Section 412, whether or not waived. No "reportable event" within the meaning of Section 4043 of ERISA for which the reporting requirements have not been waived, and no event described in Section 4062 or 4063 of ERISA has occurred in connection with any Omnipoint Employee Plan. Neither Omnipoint nor to Omnipoint's knowledge any ERISA Affiliate of Omnipoint has (i) engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 or 4212(c) of ERISA or (ii) incurred, or reasonably expects to incur prior to the Effective Time (A) any liability under Title IV of ERISA arising in connection with the termination of, or a complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA or (B) any liability under Section 4971 of the Code that in either case could become a liability of Omnipoint, any Omnipoint Subsidiary, VoiceStream or any of their ERISA Affiliates after the Effective Time. If a "complete withdrawal" by Omnipoint and all of its ERISA Affiliates were to occur as of the Effective Time with respect to all Multiemployer Plans, neither Omnipoint nor any Omnipoint Subsidiary would incur any withdrawal liability under Title IV of ERISA.

          (c) As of December 31, 1998, the fair market value of the assets of each Omnipoint Pension Plan (excluding for these purposes any accrued but unpaid contributions) exceeded the present value of all benefits accrued under such Omnipoint Pension Plan calculated pursuant to FAS No. 87, "Employers' Accounting for Pensions."

          (d) Each Omnipoint Employee Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable qualification determination letter issued by the IRS and to Omnipoint's knowledge each such Omnipoint Employee Plan is so qualified.

          (e) There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of Omnipoint or any Omnipoint Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(m) or 280G of the Code.

          (f) As of December 31, 1998, there were no amounts accumulated for post-retirement benefit obligations under Omnipoint Employee Plans and Omnipoint Benefit Arrangements as determined in accordance with Statement of Financial Accounting Standards No. 106.

          (g) Each Omnipoint Employee Plan and each Omnipoint Benefit Arrangement has been maintained in material compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations (including any special provisions relating to registration or qualification where such Plan was intended so to be so registered or qualified) and has been maintained in good standing with applicable regulatory authorities.

          (h) No employee or former employee of Omnipoint or any Omnipoint Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or

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     enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) as a result of the Transactions (either alone or together with any other event).

          (i) Neither Omnipoint nor any of the Omnipoint Subsidiaries is, or has been, a party to any collective bargaining agreement or union contract. Neither Omnipoint nor any of the Omnipoint Subsidiaries is involved in or threatened with any labor dispute, work stoppage, labor strike, slowdown or grievance. To the knowledge of Omnipoint, there is no organizing effort or representation question at issue with respect to any employee of Omnipoint or any of the Omnipoint Subsidiaries.

     SECTION 4.19 Environmental Matters.

          (a) Except as have not had and would not be reasonably expected to have, individually or in the aggregate, a Omnipoint Material Adverse
     Effect:

             (A) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review (or any basis therefor) is pending or, to the knowledge of Omnipoint, is threatened by any Governmental Body or other Person relating to or arising out of any Environmental Law;

             (B) each member of the Omnipoint Group and each Omnipoint Investment is and has been in compliance with all Environmental Laws and all Environmental Permits; and

             (C) there are no liabilities of or relating to any member of the Omnipoint Group or any Omnipoint Investment of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law and there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

          (b) There have been no environmental assessments, investigations, studies, audits, tests, reviews or other analyses conducted (collectively, "Environmental Reports") of which Omnipoint has knowledge in relation to the current or prior business of any member of the Omnipoint Group or any Omnipoint Investment or any property or facility now or previously owned or leased by any member of the Omnipoint Group or any Omnipoint Investment that reveal matters that, individually or in the aggregate, have had or would reasonably be expected to have a Omnipoint Material Adverse Effect.

          (c) For purposes of this Section 4.19, the terms Omnipoint and Omnipoint Subsidiary shall include any entity that is, in whole or in part, a predecessor of any member of the Omnipoint Group or any Omnipoint Investment.

     SECTION 4.20 Intellectual Property. With such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect, each member of the Omnipoint Group and each Omnipoint Investment own or have a valid license to use each trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right (collectively, the "Omnipoint Intellectual Property") necessary to carry on its business substantially as currently conducted. No member of the Omnipoint Group or any Omnipoint Investment has received any notice of infringement of or conflict with, and to Omnipoint's knowledge, there are no infringements of or conflicts with, the rights of any Person with respect to the use of any Omnipoint Intellectual Property that, in either such case, individually or in the aggregate, have had or would be reasonably expected to have, a Omnipoint Material Adverse Effect.

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     SECTION 4.21 Contracts. No member of the Omnipoint Group or any Omnipoint
Investment is a party to or bound by (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or any agreement, contract or commitment that would be such a "material contract" but for the exception for contracts entered into in the ordinary course of business, (ii) any non-competition agreement or any other agreement or obligation which materially limits or will materially limit any member of the Omnipoint Group or any Investment Interest from engaging in the business of providing wireless communications services or from developing wireless communications technology anywhere in the world or (iii) any management agreement, technical services agreement or other agreement whereby any member of the Omnipoint Group or any Investment Interest is provided or is required to provide management or technical services to any other Person . With such exceptions as, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Omnipoint Material Adverse Effect, (x) each of the contracts, agreements and commitments of the Omnipoint Group and the Omnipoint Investments is valid and in full force and effect and (y) neither any member of the Omnipoint Group nor any Omnipoint Investment has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of any such contract, agreement or commitment. To the knowledge of Omnipoint, no counterparty to any such contract, agreement or commitment has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both would constitute a default or other breach under the provisions of, such contract, agreement or commitment, except for defaults or breaches which, individually or in the aggregate, have not had, or would not reasonably be expected to have, a Omnipoint Material Adverse Effect. Neither any member of the Omnipoint Group nor any Omnipoint Investment is a party to, or otherwise a guarantor of or liable with respect to, any interest rate, currency or other swap or derivative transaction, other than any such transactions which are not material to the business of the Omnipoint Group. Omnipoint has provided or made available to VoiceStream a copy of each agreement described in item (i), (ii) or (iii) above.

     SECTION 4.22 Significant Omnipoint Employees. The Omnipoint Disclosure Schedule contains a list setting forth the name and current annual salary and other compensation payable to each Significant Omnipoint Employee, and the profit sharing, bonus or other form of additional compensation paid or payable by Omnipoint to or for the benefit of each such person for the current fiscal year. Except as set forth on the Omnipoint Disclosure Schedule or under the employment, consulting or other agreements listed thereon, there are no oral or written contracts, agreements or arrangements obligating Omnipoint to increase the compensation or benefits presently being paid or hereafter payable to any Significant Omnipoint Employees. The Omnipoint Disclosure Schedule annexed hereto sets forth summaries of all oral employment or consulting or similar arrangements regarding any Significant Omnipoint Employee which are not terminable without liability on thirty (30) days' or less prior notice and lists all written employment and consulting agreements with respect to any Significant Omnipoint Employee, true and complete copies of which have been provided to VoiceStream. Except for severance obligations to Significant Omnipoint Employees set forth on the Omnipoint Disclosure Schedule, there is not due or owing and there will not be due and owing at the Effective Time to any Significant Omnipoint Employees, any sick pay, severance pay (whether arising out of the termination of an Significant Omnipoint Employee prior to, on, or subsequent to the Effective Time), compensable time or pay, including salary, commission and bonuses, personal time or pay or vacation time or vacation pay attributable to service rendered on or prior to the Effective Time. Except as disclosed in the Omnipoint Disclosure Schedule and other than claims made in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $100,000, neither Omnipoint nor the Omnipoint Subsidiaries have, any liability arising out of claims made or suits brought (including workers' compensation claims and claims or suits for contribution to, or indemnification of, third parties, occupational health and safety, environmental, consumer protection or equal employment matters) for injury, sickness, disease, discrimination, death

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or termination of employment of any Significant Omnipoint Employee, or other employment matter to the extent attributable to an event occurring or a state of facts existing on or prior to the Effective Time.

     SECTION 4.23 Employment Matters. Omnipoint and each Omnipoint Subsidiary
(A) is in compliance with all applicable Federal and state laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Omnipoint Employees, except where the failure to be in compliance would not, singly or in the aggregate, have a material adverse effect on Omnipoint, any Omnipoint Subsidiary or their financial condition or business; (B) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Omnipoint Employees; (C) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, except as would reasonably be expected to not have a Omnipoint Material Adverse Effect; and (D) (other than routine payments to be made in the normal course of business and consistent with past practice) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, Social Security or other benefits for Omnipoint Employees.

     SECTION 4.24 Labor. No work stoppage or labor strike with respect to Omnipoint Employees is pending or, to the best knowledge of Omnipoint, is threatened. Except as set forth on the Omnipoint Disclosure Schedules, there is no involvement nor, to the best knowledge of Omnipoint, is there threatened, any labor dispute, grievance or litigation relating to labor, safety or discrimination matters involving any Omnipoint Employee including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a material adverse effect on its financial condition or business. There has been no engagement in any unfair labor practices within the meaning of the National Labor Relations Act which would reasonably be expected to have, individually or in the aggregate, a Omnipoint Material Adverse Effect.

     SECTION 4.25 Vote Required. The only vote of the holders of any class or series of capital stock of Omnipoint necessary to approve this Agreement and the Transactions is the affirmative vote of the holders of a majority of the outstanding shares of Omnipoint Common Stock (the "Omnipoint Stockholders' Approval").

     SECTION 4.26 Antitakeover Statutes and Charter Provisions. Omnipoint has taken all action necessary to exempt the Omnipoint Merger and this Agreement and the Transactions from the restrictions of Section 203 of Delaware Law, and, accordingly, neither such Section nor any other antitakeover or similar statute or regulation applies or purports to apply to any such transactions. No other "control share acquisition," "fair price," "moratorium" or other antitakeover laws or regulations enacted under U.S. state or federal laws apply to this Agreement or any of the Transactions.

     SECTION 4.27 Insurance. The Omnipoint Disclosure Schedules set forth a list and brief description of all policies of fire, liability and other forms of insurance and material fidelity bonds held by the Omnipoint Group. The Omnipoint Group's assets, business, equipment, property and operations are adequately insured against loss or damage and all other hazards or risks of the character usually insured against by companies in the same or similar business and such insurance shall be continued in full force and effect through 11:59 p.m. on the Effective Time. Each such policy and fidelity bond is in full force and effect, all premiums due and payable under such policies and fidelity bonds have been and on the Effective Time will be paid in full, and there are no disputed claims arising under such policies or fidelity bonds.

     SECTION 4.28 Bank Accounts. The Disclosure Schedule sets forth a complete list of all bank accounts, savings deposits, money-market accounts, certificates of deposit, safety deposit boxes, and

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similar investment accounts with banks or other financial institutions maintained by or on behalf of the Omnipoint or any Omnipoint Subsidiary showing the depository bank or institution address, appropriate bank contact personnel, account number and names of signatories.

     SECTION 4.29 Transactions with Affiliates. No Affiliate of the Omnipoint Group or Omnipoint Investment nor any stockholder, officer, director, partner, member, consultant or employee of any thereof, is at the date hereof a party to any transaction with any member of the Omnipoint Group or Omnipoint Investment, including any contract or arrangement providing for the furnishing of services to or by, providing for rental of real or personal property (including intellectual property) to or from, or otherwise requiring payments to or from any member of the Omnipoint Group or any Omnipoint Investment, or any Affiliate thereof.

                                   ARTICLE 5

       REPRESENTATIONS AND WARRANTIES OF VOICESTREAM AND HOLDING COMPANY

     Except as set forth in the VoiceStream Disclosure Schedule or as disclosed in the VoiceStream SEC Documents filed prior to the date hereof, each of VoiceStream and Holding Company, represent and warrant to Omnipoint as follows:

     SECTION 5.1 Corporate Existence and Power. Each of VoiceStream and Holding Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and authority required to carry on its business as now conducted and to own, operate and lease its property. Each of VoiceStream and Holding Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified, individually or in the aggregate, has not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect. VoiceStream has heretofore delivered or made available to Omnipoint true and complete copies of the certificate of incorporation and bylaws of VoiceStream as currently in effect.

     SECTION 5.2 Corporate Authorization.

          (a) The execution, delivery and performance by each of VoiceStream and Holding Company of this Agreement and the consummation by VoiceStream and Holding Company of the Transactions are within VoiceStream's and Holding Company's respective corporate powers and, except for the required approval of VoiceStream's stockholders of this Agreement and the Transactions, have been duly authorized by all necessary corporate action on the part of VoiceStream and Holding Company. This Agreement has been duly and validly executed and delivered by VoiceStream and Holding Company and, assuming the due and valid authorization, execution and delivery of this Agreement by Omnipoint and receipt of all required approvals by VoiceStream's stockholders in connection with the consummation of the Transactions, constitutes a valid and binding agreement of VoiceStream and Holding Company, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by equitable principles of general applicability.

          (b) At a meeting duly called and held, VoiceStream's Board of Directors has: (i) determined that this Agreement and the Transactions are advisable and fair to and in the best interests of VoiceStream's stockholders; (ii) approved and adopted this Agreement and the Transactions; and (iii) resolved (subject to Section 8.8(b)) to recommend approval and adoption of this Agreement by its stockholders. No other corporate proceedings on the part of VoiceStream are necessary to authorize or approve this Agreement or to consummate the Transactions (other than, with respect to the Transactions, the approval and adoption of the
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     Transactions and this Agreement by holders of shares of VoiceStream to the extent required by VoiceStream's certificate of incorporation and by applicable Delaware Law and Washington Law.

     SECTION 5.3 Governmental Authorization.

          (a) The execution, delivery and performance by VoiceStream of this Agreement and the consummation by VoiceStream of the Transactions require no action by or in respect of, or filing with, any Governmental Body, other than: (i) the filing of a certificate of merger in accordance with Delaware Law; (ii) compliance with any applicable requirements of the HSR Act; (iii) compliance with any applicable requirements of the 1934 Act; (iv) compliance with any applicable requirements of the Communications Act; (v) compliance with FAA regulations; (vi) compliance with any applicable requirements of state and local public utility commissions or similar entities; and (vii) any actions or filing, the absence of which would not in the aggregate prevent or delay consummation of the Transactions in any material respect, or otherwise prevent VoiceStream from performing its obligations under this Agreement in any material respect or would not in the aggregate have a VoiceStream Material Adverse Effect.

          (b) VoiceStream and the VoiceStream Subsidiaries have not made any material misstatements of fact, or omitted to disclose any fact, to any Governmental Body, which misstatements or omissions, individually or in the aggregate, could subject any material licenses or authorizations to revocation or failure to renew.

     SECTION 5.4 FCC Matters.

          (a) Each member of the VoiceStream Group and each VoiceStream Investment holds, and is qualified and eligible to hold, all material licenses, permits and other authorizations issued by the FCC to such entity for the operation of their respective businesses, all of which are set forth in the VoiceStream Disclosure Schedule (the "VoiceStream FCC Licenses").

          (b) The VoiceStream FCC Licenses are valid and in full force and effect and none of VoiceStream, any of the VoiceStream Subsidiaries or any VoiceStream Investment is or has been delinquent in payment on or in default under any installment obligation owed to the United States Treasury in connection with the VoiceStream FCC Licenses.

          (c) All material reports and applications required by the Communications Act or required to be filed with the FCC by any member of the VoiceStream Group or any VoiceStream Investment have been filed and are accurate and complete in all material respects.

          (d) Each member of the VoiceStream Group and each VoiceStream Investment is, and has been, in compliance in all material respects with, and the wireless communication systems operated pursuant to the VoiceStream FCC Licenses have been operated in compliance in all material respects with, the Communications Act.

          (e) There is not pending as of the date hereof any application, petition, objection, pleading or proceeding with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of any member of the VoiceStream Group or any VoiceStream Investment which questions the validity of or contests any VoiceStream FCC License or which presents a substantial risk that, if accepted or granted, or concluded adversely, could result in the revocation, cancellation, suspension or any materially adverse modification of any VoiceStream FCC License or imposition of any substantial fine or forfeiture against any member of the VoiceStream Group or any VoiceStream Investment except as set forth in the VoiceStream Disclosure Statement.

          (f) No facts are known to any Member of the VoiceStream Group which if known by a Governmental Body of competent jurisdiction would present a substantial risk that any VoiceStream FCC License could be revoked, canceled, suspended or materially adversely
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     modified or that any substantial fine or forfeiture could be imposed against any member of the VoiceStream Group or any VoiceStream Investment.

     SECTION 5.5 Non-contravention. The execution, delivery and performance by VoiceStream of this Agreement and the consummation by VoiceStream of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation, bylaws, stockholders agreement or other governing instrument of any member of the VoiceStream Group or any VoiceStream Investment; (ii) assuming compliance with the matters referred to in Section 5.3, contravene, conflict with or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order, or decree; (iii) require any consent or other action by any Person under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which any member of the VoiceStream Group or any VoiceStream Investment is entitled under (A) any provision of any agreement or other instrument binding upon any member of the VoiceStream Group or any VoiceStream Investment or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating in any way to, the assets or business of, any member of the VoiceStream Group or any VoiceStream Investment; or (iv) result in the creation or imposition of any Lien on any asset of any member of the VoiceStream Group or any VoiceStream Investment, other than such exceptions in the case of clauses (ii), (iii) and (iv) as would not be, individually or in the aggregate, reasonably expected to have a VoiceStream Material Adverse Effect or materially impair or delay the ability of VoiceStream to consummate the Transactions.

     SECTION 5.6 Capitalization.

          (a) The authorized capital stock of VoiceStream consists of 300,000,000 shares of VoiceStream Common Stock and 50,000,000 shares of Preferred Stock. As of the close of business on May 31, 1999, there were outstanding (i) 95,549,998 shares of VoiceStream Common Stock (inclusive of all shares of restricted stock granted under any compensatory plans or arrangements), (ii) VoiceStream stock options to purchase an aggregate of 4,067,090 shares of VoiceStream Common Stock (of which options to purchase an aggregate of 2,417,170 shares of VoiceStream Common Stock were exercisable), (iii) no phantom shares or stock units issued under any stock option, compensation or deferred compensation plan or arrangement with respect to VoiceStream Common Stock, (iv) no VoiceStream warrants to VoiceStream Common Stock and (v) no shares of VoiceStream Preferred Stock. All outstanding shares of capital stock of VoiceStream have been, and all shares that may be issued pursuant to any compensatory plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

          (b) Except as set forth in Section 5.6(a) or on the VoiceStream Disclosure Schedules, there are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by VoiceStream or any VoiceStream Subsidiary or other agreements or commitments to which any member of the VoiceStream Group or any VoiceStream Investment is a party of any character relating to the issued or unissued capital stock or other securities of VoiceStream or any VoiceStream Subsidiary, including any agreement or commitment obligating any member of the VoiceStream Group or any VoiceStream Investment to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of VoiceStream or any VoiceStream Subsidiary, to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to VoiceStream or any VoiceStream Subsidiary to make any payments pursuant to any stock based or stock related plan or award. There are no preemptive rights, rights of first refusal,

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     rights of first offer or any similar rights granted with respect to the securities or any assets of any member of the VoiceStream Group.

     SECTION 5.7 Subsidiaries; Investments.

          (a) Each VoiceStream Subsidiary and each VoiceStream Investment is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all corporate, partnership or other similar powers required to carry on its business as now conducted, other than such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect. Each VoiceStream Subsidiary and each VoiceStream Investment is duly qualified to do business as a foreign corporation or other foreign legal entity and is in good standing in each jurisdiction where such qualification is necessary, with such exceptions, individually or in the aggregate, as have not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect. The VoiceStream Disclosure Schedule sets forth a list of all VoiceStream Subsidiaries and all VoiceStream Investments and their respective jurisdictions of organization and identifies VoiceStream's (direct or indirect) percentage ownership interest therein.

          (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each VoiceStream Subsidiary and each VoiceStream Investment, is owned by VoiceStream or a VoiceStream Subsidiary, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests).

          (c) There are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by any member of the VoiceStream Group or a VoiceStream Investment or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities or partnership interests or membership interests of any VoiceStream Subsidiary or any VoiceStream Investment, including any agreement or commitment obligating any member of the VoiceStream Group or any VoiceStream Investment to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock, other securities, partnership interests or membership interests of any VoiceStream Subsidiary or any VoiceStream Investment or obligating any member of the VoiceStream Group or any VoiceStream Investment to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to any VoiceStream Subsidiary or any VoiceStream Investment, or obligating any member of the VoiceStream Group or any VoiceStream Investment to make any payments pursuant to any stock based or stock related plan or award. No member of the VoiceStream Group is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) to or in any Person, (other than obligations to individuals who are employees, which obligations (i) are set forth in Section 5.22 of the VoiceStream Disclosure Schedule or (ii) are for de minimis amounts and are made in the ordinary course of business consistent with past practices), including, without limitation, any VoiceStream Investment.

          (d) VoiceStream has previously delivered or made available to Omnipoint true and complete copies of the organizational documents or comparable governing instruments (including all amendments to each of the foregoing), of each VoiceStream Subsidiary and each VoiceStream Investment as in effect on the date hereof.

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     SECTION 5.8 SEC Filings.

          (a) VoiceStream has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 1997.

          (b) VoiceStream has delivered or made available to Omnipoint: (i) the VoiceStream 10-K; (ii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of VoiceStream held since December 31, 1998; and (iii) all of its other reports, statements, schedules, forms, exhibits and registration statements and all other documents required to be filed with the SEC since December 31, 1998 (the "1999 VoiceStream SEC Documents") (the documents referred to in Sections 5.8(a) and (b), collectively, the "VoiceStream SEC Documents"). The VoiceStream Disclosure Schedule sets forth a list of all the 1999 VoiceStream SEC Documents.

          (c) As of its filing date, each VoiceStream SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

          (d) As of its filing date, each VoiceStream SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (e) Each VoiceStream SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 5.9 Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of VoiceStream included in the VoiceStream SEC Documents fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of VoiceStream and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

     SECTION 5.10 Absence of Certain Changes. Since the VoiceStream Balance Sheet Date, the business of each member of the VoiceStream Group and each VoiceStream Investment has been conducted in the ordinary course consistent with past practices and there has not been any event, occurrence or development which, individually or in the aggregate, has had or would be reasonably expected to have a VoiceStream Material Adverse Effect.

     SECTION 5.11 No Undisclosed Material Liabilities. There are no liabilities or obligations of any member of the VoiceStream Group or any VoiceStream Investment of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that would be reasonably expected to result in such a liability or obligation, other than for taxes, if any, arising out of, or attributable to the Transactions (including the CIRI Transaction and the transactions described in Recital A hereof), or:

          (a) liabilities or obligations disclosed and provided for in the VoiceStream Balance Sheet or in the notes thereto or in VoiceStream SEC Documents filed prior to the date hereof or in the VoiceStream 10-K; and

          (b) liabilities or obligations that, individually or in the aggregate have not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect.
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     SECTION 5.12 Compliance with Laws and Court Orders. Each member of the
VoiceStream Group and each VoiceStream Investment holds all licenses, franchises, certificates, consents, permits, qualifications and authorizations from all Governmental Bodies necessary for the lawful conduct of their business, except where the failure to hold any of the foregoing, individually or in the aggregate, has not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect. Each member of the VoiceStream Group and each VoiceStream Investment is and has been in compliance with, and to the knowledge of VoiceStream, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any such license, franchise, certificate, consent, permit, qualification or authorization, applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for failures to comply or violations that, individually or in the aggregate, have not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect.

     SECTION 5.13 Litigation. There is no action, suit, investigation or proceeding (or any basis therefor) pending against, or, to the knowledge of VoiceStream, threatened against or affecting, any member of the VoiceStream Group or any VoiceStream Investment or any of their respective properties before any court or arbitrator or before or by any other Governmental Body, that, individually or in the aggregate, would be reasonably expected to have a VoiceStream Material Adverse Effect.

     SECTION 5.14 Finders' Fees. Except for fees payable to Goldman, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of VoiceStream or any VoiceStream Subsidiary who might be entitled to any fee or commission from Omnipoint, any of the Omnipoint Subsidiaries, VoiceStream or any of the VoiceStream Subsidiaries in connection with the Transactions. A copy of the engagement agreement with Goldman has been provided to Omnipoint; except as set forth on such engagement agreement, no other fees are payable to Goldman.

     SECTION 5.15 Opinion of Financial Advisor. VoiceStream has received an opinion of Goldman, financial advisor to VoiceStream, to the effect that, as of June 23, 1999, from a financial point of view, the Merger Consideration is fair to the holders of VoiceStream Common Stock.

     SECTION 5.16 Taxes. (a) Except as set forth in the VoiceStream Disclosure Schedules and except as would not have a VoiceStream Material Adverse Effect,
(i) all VoiceStream Tax Returns required to be filed with any taxing authority by, or with respect to, VoiceStream and the VoiceStream Subsidiaries have been filed in accordance with all applicable laws or an appropriate extension of time to file such VoiceStream Tax Return has been obtained; (ii) VoiceStream and the VoiceStream Subsidiaries have timely paid all Taxes shown as due and payable on the VoiceStream Tax Returns that have been so filed, and, as of the time of filing, the VoiceStream Tax Returns correctly reflected the facts regarding the income, business, assets, operations, activities and the status of VoiceStream and the VoiceStream Subsidiaries (other than Taxes which are being contested in good faith by appropriate proceeding and for which adequate reserves are reflected on the VoiceStream Balance Sheet); (iii) VoiceStream and the VoiceStream Subsidiaries have made provision for all Taxes payable by VoiceStream and the VoiceStream Subsidiaries for which no VoiceStream Tax Return has yet been filed; (iv) the charges, accruals and reserves for Taxes with respect to VoiceStream and the VoiceStream Subsidiaries reflected on the VoiceStream Balance Sheet are adequate under GAAP to cover the Tax liabilities accruing through the date thereof; (v) there is no action, suit, proceeding, audit or claim now pending or to the knowledge of VoiceStream, threatened against or with respect to VoiceStream or any VoiceStream Subsidiary in respect of any Tax where an adverse determination is reasonably likely; (vi) the federal income Tax Returns of VoiceStream and the VoiceStream Subsidiaries have been examined and settled with the IRS (or the applicable statutes of limitation for the assessment of federal income Taxes for such

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periods have expired) for all years through 1997; and (vii) there are no Liens or encumbrances for Taxes on any of the assets of VoiceStream or any VoiceStream Subsidiary except liens for current Taxes not yet due.

     (b) To the knowledge of VoiceStream, there is no plan or intention on the part of any VoiceStream shareholder to sell, exchange, transfer or otherwise dispose of any stock of Holding Company received in the Transactions, except that VoiceStream shareholders that are partnerships for U.S. federal income tax purposes may distribute such Holding Company stock to one or more of their partners (other than to a partner which would, immediately after such distribution, own 5 percent or more of Holding Company's stock, taking into account such partner's pro rata share of any Holding Company stock held by the partnership).

     (c) The maximum number of shares of Holding Company Common Stock which may be issued pursuant to conversion rights held by the Cook Entities (after consummation of the Transactions), including conversion rights under the CIRI Agreements, is 9,000,000.

     SECTION 5.17 Tax Opinions. There are no facts or circumstances relating to VoiceStream that would, to VoiceStream's knowledge, prevent Jones Day from delivering the opinions referred to in Sections 9.2(b) and 9.2(c) as of the date hereof.

     SECTION 5.18 Employee Benefit Plans and Labor Matters.

          (a) The VoiceStream Disclosure Schedule contains a true and complete list, as of the date hereof, of all VoiceStream Employee Plans and all VoiceStream Benefit Arrangements. Copies of each VoiceStream Employee Plan and each VoiceStream Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof have been made available to Omnipoint as of the date hereof or will have been made available to Omnipoint within thirty days after the date hereof, together with the three most recent annual reports (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any VoiceStream Employee Plan.

          (b) No "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred with respect to any VoiceStream Employee Plan subject to such Section 412, whether or not waived. No "reportable event" within the meaning of Section 4043 of ERISA for which the reporting requirements have not been waived, and no event described in Section 4062 or 4063 of ERISA has occurred in connection with any VoiceStream Employee Plan. Neither VoiceStream nor to VoiceStream's knowledge any ERISA Affiliate of VoiceStream has (i) engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 or 4212(c) of ERISA or (ii) incurred, or reasonably expects to incur prior to the Effective Time (A) any liability under Title IV of ERISA arising in connection with the termination of, or a complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA or (B) any liability under Section 4971 of the Code that in either case could become a liability of VoiceStream, any VoiceStream Subsidiary, Omnipoint or any of their ERISA Affiliates after the Effective Time. If a "complete withdrawal" by VoiceStream and all of its ERISA Affiliates were to occur as of the Effective Time with respect to all Multiemployer Plans, neither of VoiceStream, nor any VoiceStream Subsidiary would incur any withdrawal liability under Title IV of ERISA.

          (c) As of December 31, 1998, the fair market value of the assets of each VoiceStream Pension Plan (excluding for these purposes any accrued but unpaid contributions) exceeded the present value of all benefits accrued under such VoiceStream Pension Plan calculated pursuant to FAS No. 87, "Employers' Accounting for Pensions."

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

          (d) Each VoiceStream Employee Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable qualification determination letter issued by the IRS and to VoiceStream's knowledge each such VoiceStream Employee Plan is so qualified.

          (e) There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of VoiceStream or any VoiceStream Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(m) or 280G of the Code.

          (f) As of December 31, 1998, there are no accumulated post-retirement benefit obligations under any of the VoiceStream Employee Plans and VoiceStream Benefit Arrangements as determined in accordance with Statement of Financial Accounting Standards No. 106.

          (g) Each VoiceStream Employee Plan and each VoiceStream Benefit Arrangement has been maintained in material compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations (including any special provisions relating to registration or qualification where such Plan was intended so to be so registered or qualified) and has been maintained in good standing with applicable regulatory authorities.

          (h) No employee or former employee of VoiceStream or any VoiceStream Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) as a result of the Transactions (either alone or together with any other event).

          (i) Neither VoiceStream nor any of the VoiceStream Subsidiaries is, or has been, a party to any collective bargaining agreement or union contract. Neither VoiceStream nor any of the VoiceStream Subsidiaries is involved in or threatened with any labor dispute, work stoppage, labor strike, slowdown or grievance. To the knowledge of VoiceStream, there is no organizing effort or representation question at issue with respect to any employee of VoiceStream or any of the VoiceStream Subsidiaries.

     SECTION 5.19 Environmental Matters.

          (a) Except as have not had and would not be reasonably expected to have, individually or in the aggregate, a VoiceStream Material Adverse
     Effect:

             (A) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review (or any basis therefor) is pending or, to the knowledge of VoiceStream, is threatened by any Governmental Body or other Person relating to or arising out of any Environmental Law;

             (B) each member of the VoiceStream Group and each VoiceStream Investment is and has been in compliance with all Environmental Laws and all Environmental Permits; and

             (C) there are no liabilities of or relating to any member of the VoiceStream Group or any VoiceStream Investment of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law and there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

          (b) There have been no Environmental Reports of which VoiceStream has knowledge in relation to the current or prior business of any member of the VoiceStream Group or any VoiceStream Investment or any property or facility now or previously owned or leased by any member of the VoiceStream Group or any VoiceStream Investment that reveal matters that,

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

     individually or in the aggregate, have had or would reasonably be expected to have a VoiceStream Material Adverse Effect; and

          (c) For purposes of this Section 5.19, the terms VoiceStream and VoiceStream Subsidiary shall include any entity that is, in whole or in part, a predecessor of any member of the VoiceStream Group or any VoiceStream Investment.

     SECTION 5.20 Intellectual Property. With such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect, each member of the VoiceStream Group and each VoiceStream Investment owns or has a valid license to use each trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right (collectively, the "VoiceStream Intellectual Property") necessary to carry on its business substantially as currently conducted. No member of the VoiceStream Group or any VoiceStream Investment has received any notice of infringement of or conflict with, and to VoiceStream's knowledge, there are no infringements of or conflicts with, the rights of any Person with respect to the use of any VoiceStream Intellectual Property that, in either such case, individually or in the aggregate, have had or would be reasonably expected to have, a VoiceStream Material Adverse Effect.

     SECTION 5.21 Contracts. No member of the VoiceStream Group nor any VoiceStream Investment is a party to or bound by (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or any agreement, contract or commitment that would be such a "material contract" but for the exception for contracts entered into in the ordinary course of business,
(ii) any non-competition agreement or any other agreement or obligation which materially limits or will materially limit any member of the VoiceStream Group or any VoiceStream Investment Interest from engaging in the business of providing wireless communications services or from developing wireless communications technology anywhere in the world or (iii) any management agreement, technical services agreement or other agreement whereby any member of the VoiceStream Group or any of its Investment Interest is provided or is required to provide management or technical services to any other Person. With such exceptions as, individually or in the aggregate, have not had, and would not be reasonably expected to have, a VoiceStream Material Adverse Effect, (x) each of the contracts, agreements and commitments of the VoiceStream Group and the VoiceStream Investments is valid and in full force and effect and (y) neither any member of the VoiceStream Group nor any VoiceStream Investments has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of any such contract, agreement or commitment. To the knowledge of VoiceStream, no counterparty to any such contract, agreement or commitment has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both would constitute a default or other breach under the provisions of, such contract, agreement or commitment, except for defaults or breaches which, individually or in the aggregate, have not had, or would not reasonably be expected to have, a VoiceStream Material Adverse Effect. Neither any member of the VoiceStream nor any VoiceStream Investment is a party to, or otherwise a guarantor of or liable with respect to, any interest rate, currency or other swap or derivative transaction, other than any such transactions which are not material to the business of the VoiceStream Group. VoiceStream has provided or made available to Omnipoint a copy of each agreement described in item (i), (ii) or (iii) above.

     SECTION 5.22 VoiceStream Employees. The VoiceStream Disclosure Schedule contains a list setting forth the name and current annual salary and other compensation payable to each Significant VoiceStream Employee, and the profit sharing, bonus or other form of additional compensation paid or payable by VoiceStream to or for the benefit of each such person for the current fiscal year.

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Except as set forth on the VoiceStream Disclosure Schedule or under the employment, consulting or other agreements listed thereon, there are no oral or written contracts, agreements or arrangements obligating VoiceStream to increase the compensation or benefits presently being paid or hereafter payable to any Significant VoiceStream Employees. The VoiceStream Disclosure Schedule annexed hereto sets forth summaries of all oral employment or consulting or similar arrangements regarding any Significant VoiceStream Employee which are not terminable without liability on thirty (30) days' or less prior notice and lists all written employment and consulting agreements with respect to any Significant VoiceStream Employee, true and complete copies of which have been provided to Omnipoint. Except for severance obligations to Significant VoiceStream Employees set forth on the VoiceStream Disclosure Schedule, there is not due or owing and there will not be due and owing at the Effective Time to any Significant VoiceStream Employees, any sick pay, severance pay (whether arising out of the termination of any Significant VoiceStream Employee prior to, on, or subsequent to the Effective Time), compensable time or pay, including salary, commission and bonuses, personal time or pay or vacation time or vacation pay attributable to service rendered on or prior to the Effective Time. Except as disclosed in the VoiceStream Disclosure Schedule, there is not now, and there will not be as of the Effective Time, any liability arising out of claims made or suits brought (including workers' compensation claims and claims or suits for contribution to, or indemnification of, third parties, occupational health and safety, environmental, consumer protection or equal employment matters) for injury, sickness, disease, discrimination, death or termination of employment of any Significant VoiceStream Employee, or other employment matter to the extent attributable to an event occurring or a state of facts existing on or prior to the Effective Time.

     SECTION 5.23 Employment Matters. VoiceStream and each VoiceStream Subsidiary (A) are in compliance with all applicable Federal and state laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to VoiceStream Employees, except where the failure to be in compliance would not, singly or in the aggregate, a material adverse effect on VoiceStream, any VoiceStream Subsidiary or their financial condition or business; (B) have withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to VoiceStream Employees; (C) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, except as would not have a VoiceStream Material Adverse Effect; and (D) (other than routine payments to be made in the normal course of business and consistent with past practice) are not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, Social Security or other benefits for VoiceStream Employees.

     SECTION 5.24 Labor. No work stoppage or labor strike with respect to VoiceStream Employees is pending or, to the best knowledge of VoiceStream, is threatened. Except as set forth on the VoiceStream Disclosure Schedules, there is no involvement nor, to the best knowledge of VoiceStream, is there threatened, any labor dispute, grievance or litigation relating to labor, safety or discrimination matters involving any VoiceStream Employee including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would reasonably be expected to have individually or in the aggregate, a material adverse effect on its financial condition or business. There has been no engagement in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, a VoiceStream Material Adverse Effect.

     SECTION 5.25 There is not presently nor has there been in the past any collective bargaining agreement or union contract with respect to VoiceStream Employees and no collective bargaining agreement with respect to VoiceStream Employees is at the date hereof being negotiated.

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     SECTION 5.26 Vote Required. The only vote of the holders of any class or series of capital stock of VoiceStream necessary to approve this Agreement and the Transactions is the affirmative vote of the holders of a majority of the outstanding shares of VoiceStream Common Stock (the "VoiceStream Stockholders' Approval").

     SECTION 5.27 Insurance. The VoiceStream Disclosure Schedules set forth a list and brief description of all policies of fire, liability and other forms of insurance and material fidelity bonds held by the VoiceStream Group. The VoiceStream Group's assets, business, equipment, property and operations are adequately insured against loss or damage and all other hazards or risks of the character usually insured against by companies in the same or similar business and such insurance shall be continued in full force and effect through 11:59 p.m. on the Effective Time. Each such policy and fidelity bond is in full force and effect, all premiums due and payable under such policies and fidelity bonds have been and on the Effective Time will be paid in full, and there are no disputed claims arising under such policies or fidelity bonds.

     SECTION 5.28 Bank Accounts. The Disclosure Schedule sets forth a complete list of all bank accounts, savings deposits, money-market accounts, certificates of deposit, safety deposit boxes, and similar investment accounts with banks or other financial institutions maintained by or on behalf of the VoiceStream or any VoiceStream Subsidiary showing the depository bank or institution address, appropriate bank contact personnel, account number and names of signatories.

     SECTION 5.29 Transactions with Affiliates. No Affiliate of the VoiceStream Group or VoiceStream Investment nor any stockholder, officer, director, partner, member, consultant or employee of any thereof, is at the date hereof a party to any transaction with any member of the VoiceStream Group, or VoiceStream Investment including any contract or arrangement providing for the furnishing of services to or by, providing for rental of real or personal property (including intellectual property) to or from, or otherwise requiring payments to or from any member of the VoiceStream Group, VoiceStream Investment, or any Affiliate thereof.

     SECTION 5.30 Not an Interested Stockholder. As of the date of this Agreement, neither VoiceStream nor any of its Affiliates is an "Interested Stockholder" as such term is defined in Section 203 of the Delaware Law.

     SECTION 5.31 Representations with Respect to Holding Company.

          (a) There is currently no indebtedness between Omnipoint common shareholders and Holding Company, and none will be created as a result of the Transactions, other than Holding Company's obligation to pay cash to Omnipoint shareholders pursuant to Section 3.3. of the Agreement.

          (b) Immediately following the Transactions, Omnipoint shareholders and VoiceStream shareholders will collectively own at least 80 percent of the total combined voting power of all classes of Holding Company's stock entitled to vote and at least 80 percent of the total number of shares of all other classes of Holding Company's stock.

          (c) Each Omnipoint shareholder and VoiceStream shareholder will receive stock (and, in the case of Omnipoint shareholders, cash) of Holding Company with an aggregate value approximately equal to the fair market value of their stock transferred to Holding Company.

          (d) Holding Company is not, nor will it be, an investment company within the meaning of Section 351(e) of the Code immediately after the Transactions.

          (e) Holding Company, Omnipoint and VoiceStream will each remain in existence following the Transactions. Holding Company will retain the Omnipoint Shares and VoiceStream Shares, and there is no plan or intention on the part of Holding Company to liquidate Omnipoint or VoiceStream or otherwise dispose of such shares.
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          (f) To the knowledge of Holding Company there is no plan or intention on the part of any Omnipoint shareholder or VoiceStream Shareholders to sell, exchange, transfer or otherwise dispose of any stock of Holding Company received in the Transactions, except that such Omnipoint shareholders and VoiceStream shareholders as are partnerships for U.S. federal income tax purposes may distribute such Holding Company stock to one or more of their partners (other than to a partner which would, immediately after such distribution, own 5 percent or more of Holding Company's stock, taking into account such partner's pro rata share of any Holding Company stock held by the partnership).

                                   ARTICLE 6

                             COVENANTS OF OMNIPOINT

     Omnipoint agrees that:

     SECTION 6.1 Omnipoint Interim Operations. Except as set forth in the Omnipoint Disclosure Schedule or as otherwise expressly contemplated hereby, without the prior written consent of VoiceStream, Omnipoint shall, and shall cause each member of the Omnipoint Group to, conduct its business in all material respects in the ordinary course consistent with past practice and use all reasonable efforts to: (i) preserve intact its present business organization; (ii) keep available the services of its key officers and key employees; (iii) maintain in effect all material foreign, federal, state and local licenses, approvals and authorizations, including, without limitation, the Omnipoint FCC Licenses, all material licenses and permits that are required for Omnipoint or any Omnipoint Subsidiary to carry on its business and (iv) preserve existing relationships with its material partners, lenders, suppliers and others having material business relationships with it so that the business of the Omnipoint Group shall not be adversely affected in any material respect as of the Effective Time. Further, and without limiting the generality of the foregoing, except as set forth in Section 6.1 of the Omnipoint Disclosure Schedule, from the date hereof until the Effective Time, without the prior written consent of VoiceStream, Omnipoint shall not, nor shall it permit any member of the Omnipoint Group or Omnipoint Investment to:

          (a) amend its certificate of incorporation or bylaws or other applicable governing instrument;

          (b) amend any term of any of its outstanding securities;

          (c) split, combine, subdivide or reclassify any shares of its capital stock or other equity interests or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its securities or any securities of any member of the Omnipoint Group or Omnipoint Investment except for dividends paid by any Omnipoint Subsidiary that is, directly or indirectly, wholly owned by Omnipoint;

          (d) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization (other than a merger or consolidation between wholly owned Omnipoint Subsidiaries);

          (e) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of its capital stock of any class or other equity interests or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such capital stock or other equity interests, other than (i) the issuance of shares of Omnipoint Common Stock upon the exercise of currently outstanding stock options or warrants in accordance with their present terms, (ii) issuances pursuant to the conversion of convertible securities outstanding on the date hereof in accordance with their present terms and (iii) the granting of options to acquire shares of

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     Omnipoint Common Stock in accordance with Section 6.1 of the Omnipoint
     Disclosure Schedule; (f) incur any capital expenditures except as set forth in the Omnipoint Disclosure Schedule;

          (g) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, limited liability company, partnership, other business organization or division thereof, licenses or other assets except for (i) capital expenditures, which shall be governed by clause (f),
     (ii) pursuant to agreements in effect as of the date hereof and listed on the Omnipoint Disclosure Schedule, or (iii) tangible assets used in the ordinary course of business of Omnipoint and the Omnipoint Subsidiaries in a manner that is consistent with past practice;

          (h) other than pursuant to agreements in effect as of the date hereof and listed on the Omnipoint Disclosure Schedule, sell, lease, license, encumber or otherwise transfer any assets (including any licenses or Investment Interest) having a fair market value exceeding $5,000,000 in any one transaction or series of related transactions or $10,000,000 in the aggregate;

          (i) incur, assume or guarantee any Indebtedness other than pursuant to agreements in effect on the date hereof and listed on the Omnipoint Disclosure Schedule;

          (j) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Liens incurred in the ordinary course of business to secure indebtedness or other obligations permitted by this Agreement;

          (k) create, incur, assume or suffer to exist any obligation whereby Omnipoint or any Omnipoint Subsidiary guarantees any Indebtedness, leases, dividends or other obligations of any third party;

          (l) make any loan, advance or capital contributions to or investment in any Person, or acquire any Investment Interest, other than loans, advances or capital contributions to or investments in its wholly owned Subsidiaries;

          (m) except for capital expenditures, which shall be governed by clause
     (f), engage in or enter into any transaction or commitment, enter into any contract or agreement, or relinquish or amend in any material respect any contract or other right, in any case, material to the Omnipoint Group, taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement;

          (n) enter into any agreement or arrangement that materially limits or otherwise materially restricts Omnipoint, any Omnipoint Subsidiary or any of their respective Affiliates or any successor thereto or that could, after the Effective Time, limit or restrict VoiceStream, any VoiceStream Subsidiary, the Surviving Corporation or any of their Affiliates, from engaging in the business of providing wireless communications services or developing wireless communications technology anywhere in the world or otherwise from engaging in any other business;

          (o) except as required pursuant to any written agreements listed on the Omnipoint Disclosure Schedule and existing on the date hereof or as otherwise mandated by law as of the date hereof (i) enter into any commitment to provide any severance or termination pay to (or amend any existing arrangement with) any director, officer or employee of Omnipoint or any Omnipoint Subsidiary that calls for payments in excess of $200,000 in the aggregate for all such directors, officers, or (ii) increase the benefits payable under any existing severance or termination pay policy or employment agreement (other than as may be increased by function of the existing terms of any such policy or agreement), (iii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee of Omnipoint or any Omnipoint Subsidiary that calls for annual payments in excess of $125,000, (iv) establish, adopt or amend (except as required by applicable

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     law) any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of Omnipoint or any Omnipoint Subsidiary, except that Omnipoint and the Omnipoint Subsidiaries may amend any such existing agreement or plan or adopt a successor plan or arrangement to the extent mandated by applicable law or to the extent that such amendment would not result in a more than de minimis increase in the costs or liabilities under such agreement or plan, (v) increase the compensation, bonus or other benefits payable to any director, officer or employee of Omnipoint or any Omnipoint Subsidiary or (vi) amend the terms of any outstanding option or right to purchase shares of Omnipoint Common Stock;

          (p) change (i) its methods of accounting or accounting practices in any material respect, except as required by concurrent changes in U.S. GAAP or by Law or (ii) its fiscal year;

          (q) make, or amend in any respect the terms of any Investment Interest, which cannot be terminated within 30 days of the Effective Time without any penalty;

          (r) settle, or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim;

          (s) make any material tax election or enter into any settlement or compromise of any material tax liability;

          (t) take any action, other than as expressly permitted by this Agreement, that would make any representation or warranty of Omnipoint hereunder inaccurate in any material respect at the Effective Time; or

          (u) agree or commit to do any of the foregoing;

provided that the limitations set forth above shall not apply to any transaction exclusively between (i) Omnipoint and any Omnipoint Subsidiary that is wholly owned by Omnipoint or between any such wholly owned Omnipoint Subsidiaries and
(ii) any member or members of the Omnipoint Group and any member or members of the VoiceStream Group.

     SECTION 6.2 No Solicitation.

          (a) From the date hereof until the termination hereof, Omnipoint will not, and will cause the Omnipoint Subsidiaries, Omnipoint Affiliates, and the officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors of Omnipoint, the Omnipoint Subsidiaries and the Omnipoint Affiliates not to, directly or indirectly: (i) take any action to solicit, initiate, facilitate or encourage the submission of any Acquisition Proposal; (ii) other than in the ordinary course of business and not related to an Acquisition Proposal, engage in any discussions or negotiations with, or disclose any non-public information relating to Omnipoint or any Omnipoint Subsidiary or afford access to the properties, books or records of Omnipoint or any Omnipoint Subsidiary to, any Person who is known by Omnipoint to be considering making, or has made, an Acquisition Proposal; (iii) (A) approve any transaction under Section 203 of the Delaware Law or (B) approve of any Person's becoming an "interested stockholder" under Section 203 of Delaware Law or (iv) enter into any agreement with respect to an Acquisition Proposal. Nothing contained in this Agreement shall prevent the Board of Directors of Omnipoint from complying with Rule 14e-2 and Rule 14d-9 under the 1934 Act with regard to an Acquisition Proposal; provided that the Board of Directors of Omnipoint shall not recommend that the stockholders of Omnipoint tender their shares in connection with a tender offer except to the extent the Board of Directors of Omnipoint by a majority vote determines in its good faith judgment that such a recommendation is required to comply with

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

     the fiduciary duties of the Board of Directors of Omnipoint to shareholders under applicable Delaware Law, after receiving the advice of outside legal counsel.

          (b) Omnipoint will notify VoiceStream promptly (but in no event later than 24 hours) after receipt by Omnipoint (or any of its advisors) of any Acquisition Proposal, or of any request (other than in the ordinary course of business and not related to an Acquisition Proposal) for non-public information relating to Omnipoint or any of the Omnipoint Subsidiaries or for access to the properties, books or records of Omnipoint or any Omnipoint Subsidiary by any Person who is known to be considering making, or has made, an Acquisition Proposal. Omnipoint shall provide such notice orally and in writing and shall identify the Person making, and the terms and conditions of, any such Acquisition Proposal, indication or request. Omnipoint shall keep VoiceStream fully informed, on a prompt basis (but in any event no later than 24 hours), of the status and details of any such Acquisition Proposal, indication or request. Omnipoint shall, and shall cause the Omnipoint Subsidiaries and the directors, employees and other agents of Omnipoint and the Omnipoint Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Acquisition Proposal.

     SECTION 6.3 Access to Information. Omnipoint shall (i) give to VoiceStream and VoiceStream's counsel, financial advisors, auditors and other authorized representatives unlimited access during normal business hours to the offices, properties, books and records of Omnipoint and the Omnipoint Subsidiaries, (ii) at VoiceStream's request, furnish to VoiceStream and VoiceStream's counsel, financial advisors, auditors and other authorized representatives all financial and operating data (including without limitation, all subscriber information (including a breakdown of all additions and disconnections) and all information concerning all capital expenditures) and other information to which the Omnipoint Board of Directors or the senior executives of Omnipoint are provided or have access to (all of the foregoing to be furnished to VoiceStream simultaneously with the same being furnished to any member of Omnipoint's Board of Directors or the senior executives of Omnipoint), and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with the other party in VoiceStream's investigation. Any investigation pursuant to this Section 6.3 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Omnipoint and the Omnipoint Subsidiaries. The foregoing information shall be held in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement.

     SECTION 6.4 Omnipoint shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable under applicable law and regulations to consummate the closing under the CIRI Agreements pursuant to the terms thereof. Prior to the Effective Time, upon the satisfaction or waiver by VoiceStream or Omnipoint, as applicable of all the conditions for the consummation of the Transactions, Omnipoint shall in accordance with the CIRI Agreements sell, assign, transfer, convey and deliver to each Purchaser (as defined in each of the CIRI Agreements) the FCC Licenses and Schedule I, Schedule II and Schedule III Assets and Assumed Liabilities (as defined in each of the CIRI Agreements).

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                                   ARTICLE 7

                  COVENANTS OF VOICESTREAM AND HOLDING COMPANY

     VoiceStream and Holding Company agree that:

     SECTION 7.1 VoiceStream Interim Operations. Except as set forth in the VoiceStream Disclosure Schedule or as otherwise expressly contemplated hereby, without the prior consent of Omnipoint, from the date hereof until the Effective Time, VoiceStream shall not, nor shall it permit any members of the VoiceStream Group or any VoiceStream Investment to:

          (a) amend its certificate of incorporation, bylaws or other applicable governing instrument;

          (b) amend any material terms of the shares of VoiceStream Common
     Stock;

          (c) split, combine, subdivide or reclassify any shares of VoiceStream Common Stock or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of VoiceStream Common Stock, except for (i) regular quarterly cash dividends, (ii) regular dividends on any future series of preferred stock pursuant to the terms of such securities, or (iii) dividends paid by any VoiceStream Subsidiary to VoiceStream or any VoiceStream Subsidiary that is, directly or indirectly, wholly owned by VoiceStream;

          (d) take any action that would or would reasonably be expected to prevent, impair or materially delay the ability of Omnipoint or VoiceStream to consummate the transactions contemplated by this Agreement;

          (e) change (i) its methods of accounting or accounting practices in any material respect except as required by concurrent changes in U.S. GAAP or by law or (ii) its fiscal year;

          (f) enter into or acquire any new line of business that (i) is material to the VoiceStream Group taken as a whole and (ii) is not strategically related to the current business or operations of the VoiceStream Group; or

          (g) agree or commit to do any of the foregoing.

     SECTION 7.2 Director and Officer Liability.

          (a) Holding Company shall indemnify and hold harmless and advance expenses to the present and former officers and directors of each member of the Omnipoint Group and the present and former officers and directors of each member of the VoiceStream Group, and each person who prior to the Effective Time becomes an officer or director of any member of the Omnipoint Group or any member of the VoiceStream Group (each an "Indemnified Person"), in respect of acts or omissions by them in their capacities as such occurring at or prior to the Effective Time (including, without limitation, for acts or omissions occurring in connection with this Agreement and the consummation of the Transactions) to the same extent provided under Omnipoint's certificate of incorporation and bylaws in effect on the date hereof (with respect to the officers and directors of the Omnipoint Group) or VoiceStream's certificate of incorporation and bylaws in effect on the date hereof (with respect to the officers and directors of the VoiceStream Group) (collectively, the "Indemnified Losses"); provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law. Without limiting the generality of the foregoing, the Indemnified Losses shall include reasonable costs of prosecuting a claim under this Section 7.2(a). Holding Company shall periodically advance or reimburse each Indemnified Person for all reasonable fees and expenses of counsel constituting Indemnified Losses as such fees and expenses are incurred; provided that such Indemnified Person shall agree to promptly repay to Holding Company the amount of any such reimbursement if it shall be judicially determined by judgment or order not subject to further

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     appeal or discretionary review that such Indemnified Person is not entitled to be indemnified by Holding Company in connection with such matter.

          (b) For six years after the Effective Time, Holding Company shall provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time (including, without limitation, for acts or omissions occurring in connection with this Agreement and the consummation of the Transactions) covering each such Indemnified Person currently covered by Omnipoint's officers' and directors' liability insurance policy (with respect to officers and directors of the Omnipoint Group) or by VoiceStream's officers' and directors' liability insurance policy (with respect to officers and directors of the VoiceStream Group) on terms with respect to coverage and amount (including with respect to the payment of attorney's fees) no less favorable than those of such policy in effect on the date hereof (which policies have been made available by Omnipoint to VoiceStream and by VoiceStream to Omnipoint); provided that if the aggregate annual premiums for such insurance during such period shall exceed 200% of the per annum rate of premium paid by Omnipoint (with respect to the liability insurance policies of the officers and directors of Omnipoint) or VoiceStream (with respect to the liability insurance policies of the officers and directors of VoiceStream) as of the date hereof for such insurance, then Holding Company shall provide a policy with the best coverage as shall then be available at 200% of such rate.

          (c) The rights of each Indemnified Person and its heirs and legal representatives under this Section 7.2 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of any member of the Omnipoint Group (with respect to the Omnipoint officers and directors) or the VoiceStream Group (with respect to the VoiceStream officers and directors), or under Delaware Law or any other applicable laws. These rights shall survive consummation of the Transactions and are intended to benefit, and shall be enforceable by, each Indemnified Person.

     SECTION 7.3 Listing of Stock. Holding Company shall use its reasonable best efforts to cause (i) the shares of Holding Company Common Stock to be issued in connection with the Transactions (and the shares of Holding Company Common Stock underlying the securities to be issued pursuant to Section 3.6) to be approved for listing on NASDAQ, subject to official notice of issuance, and (ii) the securities of Omnipoint to be de-listed from NASDAQ following the Transactions.

     SECTION 7.4 Holding Company Board of Directors. Immediately prior to the Effective Time, the Board of Directors of Holding Company will take all necessary action to expand the size of its Board of Directors of Holding Company to 14 members and to appoint to the Holding Company Board, as of the Effective Time, 4 current members of the Omnipoint Board selected by Omnipoint who agrees to serve in that capacity (the "New Directors"). From the Effective Time until and including the second annual meeting of the stockholders of Holding Company taking place after the Effective Time, the Board of Directors of Holding Company will nominate the New Directors for reelection to the Holding Company Board of Directors at each subsequent annual or special meeting of the stockholders of Holding Company at which the New Directors' term expires. The provisions of this
Section 7.4 shall survive the consummation of the Transactions and are intended to benefit, and shall be enforceable by, the New Directors.

     SECTION 7.5 Employee Matters.

          (a) Holding Company shall, or shall cause its Subsidiaries to:

             (i) honor the terms of all Omnipoint Employee Plans and Omnipoint Benefit Arrangements as in effect on the date hereof (or as amended with the prior consent of VoiceStream) and to pay the benefits required under such terms of such plans and arrangements, in each case subject to
        Section 7.5(c); and

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

             (ii) until December 31, 2001 (the "Benefits Maintenance Period"), with respect to employees of Omnipoint or any of Omnipoint Subsidiaries at the Effective Time ("Transferred Employees"), provide a level of employee benefits and aggregate compensation which is substantially comparable in the aggregate to the level of employee benefits and aggregate compensation provided by Omnipoint and Omnipoint Subsidiaries as of the Effective Time (other than the benefits provided under any severance or termination benefit plans and arrangements of Omnipoint or any Omnipoint Subsidiary).

          (b) If Transferred Employees are included in any VoiceStream Benefit Arrangement or VoiceStream Employee Plan, including without limitation, any plan or arrangement providing vacation benefits, the Transferred Employees shall receive credit for service prior to the Effective Time with Omnipoint and the Omnipoint Subsidiaries and their predecessors to the same extent such service was counted under similar Omnipoint Employee Plans and Omnipoint Benefit Arrangements for purposes of determining eligibility to participate, vesting and the level of benefits provided. If Transferred Employees or their dependents are included in any medical, dental or health plan other than the plan or plans they participated in at the Effective Time (a "Successor Plan"), any such Successor Plan shall (i) waive all limitations as to pre-existing conditions, exclusions and waiting periods, except to the extent such limitations, exclusions or waiting periods were applicable to such employees or dependents under any corresponding Omnipoint Employee Plan at the Effective Time, and (ii) provide each such employee or dependent with credit for any copayments and deductibles paid prior to the date of inclusion in the Successor Plan in satisfying any applicable deductible or out-of-pocket requirements under such Successor Plan.

          (c) Notwithstanding any of the above, nothing contained herein shall be construed as requiring VoiceStream or any VoiceStream Subsidiary to continue any specific Employee Plan or Benefit Arrangement or to continue the employment of any specific person, provided, however, that any changes that VoiceStream or any VoiceStream Subsidiary may make to any such Employee Plan or Benefit Arrangement are permitted by the terms of the applicable Employee Plan or Benefit Arrangement under any applicable Law.

     SECTION 7.6 Access to Information. VoiceStream, between the date hereof and the earlier of the effective time of the termination of this Agreement, between the date hereof and the earlier of the Effective Time or the Termination of this Agreement, shall (i) give to Omnipoint and Omnipoint's counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of VoiceStream and the VoiceStream Subsidiaries, (ii) furnish to Omnipoint and Omnipoint's counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as Omnipoint may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with Omnipoint's investigation. Any investigation pursuant to this Section 7.6 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of VoiceStream.

     SECTION 7.7 Covenants with Respect to Holding Company.

          (a) Holding Company will not issue any stock as compensation for services in connection with the Transactions or take any other action which may cause such Transactions not to qualify as an exchange under Section 351 of the Code.

          (b) Holding Company will retain the VoiceStream and Omnipoint shares following the Transactions and Holding Company will not liquidate Omnipoint or VoiceStream or otherwise dispose of such shares unless it obtains an opinion of counsel to the effect that such liquidation

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

     or disposition will not cause the Transactions to fail to qualify as an exchange under Section 351 of the Code.

          (c) Holding Company will not take any action, or cause VoiceStream or Omnipoint to take any action, which may cause the Transactions not to qualify as an exchange under Section 351 of the Code.

     SECTION 7.8 Registration Rights. Not later than 15 days after the Closing Date, Holding Company shall prepare and file with the SEC a registration statement (the "Affiliate Registration Statement") on Form S-1, S-3, if the Holding Company is eligible to use such form, or any other filing form which Holding Company shall deem appropriate, with respect to the sale of the shares of Holding Company Common Stock to be held by any "affiliate" (as such term is defined under Rule 145 of the 1933 Act) (and their limited partners) of either Omnipoint or VoiceStream immediately following the Effective Time (the "Affiliate Shares"). Holding Company shall take all reasonable steps necessary to ensure that the Affiliate Registration Statement does not, as of its effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Holding Company shall use its best efforts to have the Affiliate Registration Statement declared effective as soon as practicable after the Closing Date and shall keep the Affiliate Registration Statement effective subject to appropriate "blackout" periods and other exceptions and limitations as the Board of Directors of Holding Company determines in good faith to be customary and appropriate until the earlier of
(i) one year after its effective date, (ii) all Affiliate Shares have been sold thereunder, or (iii) all Affiliate Shares may be sold without registration under the 1933 Act.

                                   ARTICLE 8

                     COVENANTS OF VOICESTREAM AND OMNIPOINT

     Each of the parties hereto agree that:

     SECTION 8.1 Best Efforts.

          (a) Subject to the terms and conditions of this Agreement, each of the parties will use its reasonable best efforts to promptly (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, and (ii) obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any third party (including consents of the FAA and other Governmental Bodies) that are necessary, proper or advisable to consummate the Transactions. In connection with the foregoing, Omnipoint will cooperate with and assist VoiceStream, and, with respect to matters that are within Omnipoint's power or control, will use its best efforts to promptly (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any third party that are necessary, proper or advisable to consummate the Transactions; provided, however, no member of the VoiceStream Group or any VoiceStream Subsidiary shall be required to divest or hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to (or Holding Company's ability to retain)

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     any member of the Omnipoint Group or any Omnipoint Investment or any
     material portion of the assets of the VoiceStream Group or any of the VoiceStream Group's business, product lines, or assets of the Omnipoint Group, (iii) consummate the CIRI Transactions, and (iv) consummate the Hutchison Transaction. At VoiceStream's request, Omnipoint will commit to and implement any divestiture, hold separate or similar transaction or action with respect to any asset or business of the Omnipoint Group or any Omnipoint Investment, which commitment and implementation may, at Omnipoint's option, be conditioned upon 4nd effective as of the Effective Time. Subject to applicable laws relating to the exchange of information, VoiceStream and Omnipoint shall have the right to review in advance, and to the extent practicable to consult with each other on, all the information relating to any member of the Omnipoint Group or any Omnipoint Investment or any member of the VoiceStream Group or VoiceStream Investment, as applicable, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Bodies in connection with the Transactions.

          (b) As promptly as practicable after the execution and delivery of this Agreement, VoiceStream and Omnipoint shall prepare all appropriate applications for FCC approval, and such other documents as may be required, with respect to the transfer of control of Omnipoint and VoiceStream to Holding Company (collectively, the "FCC Applications"). Not later than the tenth business day following execution and delivery of this Agreement, Omnipoint and VoiceStream will exchange with each other their respective completed portions of the FCC Applications. Not later than the fifteenth Business Day following the execution and delivery of this Agreement, Omnipoint and VoiceStream shall file, or cause to be filed, the FCC Applications. If the Effective Time shall not have occurred for any reason within any applicable initial consummation period, and neither Omnipoint nor VoiceStream shall have terminated this Agreement pursuant to Section 10.1, VoiceStream and Omnipoint shall jointly request one or more extensions of the consummation period of such grant. No party hereto shall knowingly take, or fail to take, any action if the intent or reasonably anticipated consequence of such action or failure to act is, or would be, to cause the FCC not to grant approval of the FCC Applications or delay either such approval or the consummation of the transfer of control of Omnipoint. VoiceStream and Omnipoint shall each pay one-half ( 1/2) of any FCC fees, if applicable, in connection with the filing or granting of approval of the FCC Applications. Each of VoiceStream and Omnipoint shall bear its own expenses in connection with the preparation and prosecution of the FCC Applications. VoiceStream and Omnipoint shall each use all reasonable efforts to prosecute the FCC Applications in good faith and with due diligence before the FCC and in connection therewith shall take such action or actions as may be necessary or reasonably required in connection with the FCC Applications, including furnishing to the FCC any documents, materials or other information requested by the FCC in order to obtain such FCC approval as expeditiously as practicable.

          (c) Promptly after the date hereof, VoiceStream and Omnipoint (as may be required pursuant to the HSR Act) will complete all documents required to be filed with the Federal Trade Commission and the Department of Justice in order to comply with the HSR Act and, not later than 10 Business Days after the date hereof, together with the Persons who are required to join in such filings, shall file the same with the appropriate Governmental Bodies. VoiceStream and Omnipoint shall each pay one-half ( 1/2) of any fees that may be payable in connection with the filing pursuant to the HSR Act. VoiceStream, and Omnipoint shall promptly furnish all materials thereafter required by any of the Governmental Bodies having jurisdiction over such filings, and shall take all reasonable actions and shall file and use all reasonable efforts to have declared effective or approved all documents and notifications with any such Governmental Bodies, as may be required under the HSR Act or other federal antitrust laws for the consummation of the Transactions and any other transactions contemplated hereby.

          (d) In addition to the filings required by the HSR Act and the Communications Act, the Parties shall (i) as promptly as possible and in any event within 15 days after the date hereof file with any other applicable Governmental Bodies (including, but not limited to the FAA) the applications and related documents required to be filed by such Governmental Bodies (and prosecute diligently any such applications, including providing such information as such Governmental Bodies may reasonably request) in order to consummate the Transactions, (ii) cooperate with each other as may reasonably be requested in connection with the foregoing, and (iii) otherwise use their best efforts to obtain promptly the requested consent and approval of the applications by any applicable Governmental Bodies. VoiceStream and Omnipoint shall each pay one half
     ( 1/2) of all filing or other Governmental Body filing or grant fees in connection with the applications requesting its consent to the consummation of the Transactions.

     SECTION 8.2 Registration Statement and Proxy Statement. VoiceStream and Omnipoint shall cooperate and promptly prepare and file with the SEC as soon as practicable a Registration Statement on Form S-4 (the "Form S-4") under the 1933 Act, with respect to the Holding Company Common Stock issuable in the Mergers, a portion of which Registration Statement shall also serve as the joint proxy statement with respect to the meetings of stockholders of Omnipoint and of VoiceStream in connection with the Transactions (the "Proxy Statement/Prospectus"). The respective parties shall cause the Proxy Statement/Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder. VoiceStream shall use all reasonable efforts, and Omnipoint shall cooperate with VoiceStream, to have the Form S-4 declared effective by the SEC as promptly as practicable and to keep the Form S-4 effective as long as is necessary to consummate the Transactions. VoiceStream shall, as promptly as practicable, provide copies of any written comments received from the SEC with respect to the Form S-4 to Omnipoint and advise Omnipoint of any verbal comments with respect to the Form S-4 received from the SEC. VoiceStream shall use its best efforts to obtain, prior to the effective date of the Form S-4, all necessary state securities laws or "Blue Sky" permits or approvals required to carry out the Transactions and shall pay all expenses incident thereto. VoiceStream agrees that the Proxy Statement/Prospectus and each amendment or supplement thereto at the time of mailing thereof and at the time of the respective meetings of stockholders of Omnipoint and VoiceStream, or, in the case of the Form S-4 and each amendment or supplement thereto, at the time it is filed or becomes effective, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by VoiceStream in reliance upon and in conformity with written information concerning Omnipoint furnished to VoiceStream by Omnipoint specifically for use in the Proxy Statement/Prospectus. Omnipoint agrees that the written information concerning Omnipoint provided by it for inclusion in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of stockholders of Omnipoint and VoiceStream, or, in the case of written information concerning Omnipoint provided by Omnipoint for inclusion in the Form S-4 or any amendment or supplement thereto, at the time it is filed or becomes effective, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No amendment or supplement to the Proxy Statement/Prospectus shall be made by VoiceStream or Omnipoint without the approval of the other party. VoiceStream shall advise Omnipoint, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of VoiceStream Common Stock issuable in connection with the Transactions for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/

Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information.

     SECTION 8.3 Public Announcements. So long as this Agreement is in effect, Omnipoint and VoiceStream will consult with each other before issuing any press release or making any public statement with respect to the Transactions and except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, any such press release or public statement as may be required by applicable law or any listing agreement with any national securities exchange or NASDAQ may be issued without such consent, if the party making such release or statement has used its reasonable efforts to consult with the other party.

     SECTION 8.4 Further Assurances. At and after the Effective Time, the officers and directors of Holding Company will be authorized to execute and deliver, in the name and on behalf of Omnipoint or VoiceStream, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Omnipoint or VoiceStream, any other actions and things to vest, perfect or confirm of record in Holding Company any and all right, title and interest in, to and under any of the rights, properties or assets of Omnipoint or VoiceStream acquired or to be acquired by Holding Company as a result of, or in connection with, the Transactions.

     SECTION 8.5 Notices of Certain Events. Each of Omnipoint and VoiceStream shall promptly notify the other of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions;

          (b) any notice or other communication from any Governmental Body in connection with the Transactions;

          (c) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be reasonably expected to cause any representation or warranty made by it and contained herein to be untrue or inaccurate in any material respect at any time during the period commencing on the date hereof and ending at the Effective Time; provided, however, that the delivery of any notice pursuant to this Section 8.5 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice;

          (d) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section
     8.5 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice;

          (e) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against such party which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.13, in the case of Omnipoint, or
     Section 5.13, in the case of VoiceStream, or which relate to the consummation of the Transactions; and

          (f) any event, condition or state of facts which could have a Material Adverse Effect on such party.

     SECTION 8.6 Tax-free Treatment. Prior to the Effective Time, each party shall use its best efforts to cause (i) the VoiceStream Merger to qualify as a reorganization described in Section 368(a) of the Code and/or as an exchange described in Section 351 of the Code and (ii) the Omnipoint Merger, taken together with the VoiceStream Merger and the Hutchison Transaction, to qualify as an exchange described in Section 351 of the Code, to obtain the opinions of counsel referred to in Sections 9.2(b), 9.2(c) and 9.3(b), including the execution of the letters of representation referred to therein, and will not take any action reasonably likely to cause the Mergers not to so qualify.

     SECTION 8.7 Affiliates. Within 30 days following the date of this Agreement, Omnipoint shall deliver to VoiceStream a letter identifying all known Persons who may be deemed "affiliates" of Omnipoint under Rule 145 of the 1933 Act (a "Omnipoint Rule 145 Affiliate"). Omnipoint shall use its best efforts to obtain a written agreement from each Omnipoint Rule 145 Affiliate as soon as practicable and, in any event, at least 30 days prior to the Effective Time, substantially in the form of Exhibit B hereto. Holding Company shall be entitled to place legends as specified in such Omnipoint Rule 145 Affiliate letters on the certificates evidencing any Holding Company Common Stock to be received by such Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Holding Company Common Stock, consistent with the terms of such Affiliate letters.

     SECTION 8.8 Stockholders' Meeting.

          (a) Each of Omnipoint and VoiceStream shall cause a meeting of its respective stockholders (the "Omnipoint Stockholders' Meeting" and the "VoiceStream Stockholders' Meeting" respectively) to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of (i) in the case of VoiceStream, this Agreement, the VoiceStream Merger Agreement and the VoiceStream Merger and (ii) in the case of Omnipoint, this Agreement, the Omnipoint Merger Agreement and the Omnipoint Merger. In connection with each party's respective meeting, each party will, (i) subject to Section 8.8(b), use its reasonable best efforts to obtain such approvals from its respective stockholders and (ii) otherwise comply with all legal requirements applicable to such meeting.

          (b) Except as provided below, the Board of Directors of each party shall unanimously recommend approval and adoption of this Agreement and the Transactions by its respective stockholders and VoiceStream and Omnipoint shall each take all lawful action to solicit such approval, including timely mailing of the Proxy Statement/Prospectus. Omnipoint shall be permitted to withdraw, or modify in a manner adverse to VoiceStream, its recommendation to its stockholders, but only if (i) the Board of Directors of Omnipoint determines in good faith by majority vote, on the basis of the advice of Omnipoint's outside counsel that it must take such action in order for the Board of Directors to comply with its fiduciary duties under applicable Delaware Law, (ii) Omnipoint shall have delivered to VoiceStream three business days' prior written notice advising Voicestream that it intends to take such action and Omnipoint's Board of Directors has considered any proposed changes to this Agreement (if any) proposed by VoiceStream and (iii) Omnipoint has fully and completely complied with Sections 6.2 and 8.5. Unless this Agreement is previously terminated in accordance with Article 10, each party shall submit this Agreement to its stockholders at the meeting required to be called and held pursuant to
     Section 8.8(a), even if such party's Board of Directors determines at any time after the date hereof that it is no longer advisable or recommends that its stockholders reject it.

     SECTION 8.9 Conduct of Business by Holding Company and the Merger Subsidiaries Pending the Mergers. Prior to the Effective Time, the parties shall cause Holding Company and the Merger Subsidiaries to (a) perform their respective obligations under this Agreement and the Merger Agreements in accordance with the terms hereof and thereof and take all other actions necessary or appropriate for the consummation of the Transactions, (b) not incur directly or indirectly any liabilities or obligations except those incurred in connection with the consummation of this Agreement, the Merger Agreements and the Transactions (c) not engage directly or indirectly in any business or activities of any type or kind whatsoever and not enter into any agreements or arrangements with any person or entity, or be subject to or be bound by any obligation or undertaking which is not contemplated by this Agreement or the Merger Agreements and (d) not create, grant or suffer to exist any Lien upon their respective properties or assets which would attach to any properties or assets of VoiceStream or Omnipoint after the Effective Time.

                                   ARTICLE 9

                            CONDITIONS TO THE MERGER

     SECTION 9.1 Conditions to the Obligations of Each Party. The obligations of Omnipoint, Holding Company and VoiceStream to consummate the Transactions are subject to the satisfaction of the following conditions:

          (a) the Omnipoint Stockholders' Approval shall have been obtained;

          (b) any applicable waiting period under the HSR Act relating to the Transactions shall have expired or been terminated;

          (c) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Transactions;

          (d) the shares of Holding Company Common Stock to be issued in the Transactions shall have been approved for listing on the NASDAQ, subject to official notice of issuance;

          (e) all Governmental Consents shall have been obtained and be in effect, and be subject to no limitations, conditions, restrictions or obligations, except for such consents the failure to obtain would not, and such limitations, conditions, restrictions or obligation as would not, individually or in the aggregate, be reasonably expected to have a Omnipoint Material Adverse Effect or VoiceStream Material Adverse Effect;

          (f) no court, arbitrator or Governmental Body shall have issued any order, and there shall not be any statute, rule or regulation restraining or prohibiting the effective operation of the business of VoiceStream and the VoiceStream Subsidiaries or Omnipoint and the Omnipoint Subsidiaries after the Effective Time that would be reasonably expected to have a VoiceStream Material Adverse Effect or Omnipoint Material Averse Effect (after giving effect to the Transactions);

          (g) the CIRI Transactions shall have been consummated prior to the Effective Time;

          (h) the VoiceStream Stockholders' Approval shall have been obtained;

          (i) the Form S-4 shall have become effective and shall be effective at the Effective Time, and no stop order suspending effectiveness of the Form S-4 shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, or, to the knowledge of VoiceStream or Omnipoint, threatened, and all necessary approvals under state securities laws relating to the issuance or trading of Holding Company Common Stock to be issued to Omnipoint stockholders in connection with the Transactions shall have been received;

          (j) the Hutchison Transaction shall be consummated on, or prior to, the Effective Time; and

          (k) the FCC Consent shall have become a Final Order and shall not contain any conditions with respect to Omnipoint or VoiceStream, which conditions would have a VoiceStream Material Adverse Effect or Omnipoint Material Adverse Effect.

     SECTION 9.2 Conditions to the Obligations of VoiceStream. The obligations of VoiceStream to consummate the Transactions are subject to the satisfaction of the following further conditions:

          (a) (i) Omnipoint shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) the representations and warranties of Omnipoint contained in this Agreement and in any certificate or other writing delivered by Omnipoint pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or a Omnipoint Material Adverse Effect or any similar standard or qualification, shall be true and correct at and as of the Effective Time, as if made at and as of such time (other than representations or warranties that address matters only as of a certain date which shall be true and correct as of such date), with only such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a Omnipoint Material Adverse Effect, and (iii) VoiceStream shall have received a certificate signed by an executive officer of Omnipoint to the foregoing effect;

          (b) VoiceStream shall have received an opinion of Jones Day, in form and substance reasonably satisfactory to VoiceStream on the basis of certain facts, representations and assumptions set forth in the opinion, dated the Closing Date, to the effect that (i) the VoiceStream Merger will be treated for federal income tax purposes as a reorganization described in
     Section 368(a) of the Code, and (ii) each of VoiceStream, Holding Company and, in the case of a reorganization described in Section 368(a)(2)(E) of the Code, Merger Sub A, will be a party to the reorganization within the meaning of Section 368(b) of the Code; or to the effect that the VoiceStream Merger will be treated as a transfer of property by the VoiceStream stockholders, other than holders of Dissenting Shares, to Holding Company described in Section 351(a) of the Code. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation including representations of officers of VoiceStream and Holding Company in substantially the same form as Exhibits C and D;

          (c) VoiceStream shall have received an opinion of Jones Day, in form and substance reasonably satisfactory to VoiceStream on the basis of certain facts, representations and assumptions set forth in the opinion, dated the Closing Date, to the effect that the Transactions should not cause the spinoff of VoiceStream on May 3, 1999 (the "Spinoff") to fail to be a transaction described in Section 355(a) of the Code with respect to the shareholders of Western. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation, including representations of officers of VoiceStream;

          (d) no Default Event shall occur, or shall reasonably be expected to occur, as a result of the consummation of the Transactions;

          (e) VoiceStream shall have received an opinion of regulatory counsel of Omnipoint, dated the Effective Time, containing the items listed on Exhibit E;

          (f) VoiceStream shall have received an opinion of corporate counsel to Omnipoint in form and substance reasonably acceptable to VoiceStream;

          (g) no more than 10% of the shares of Omnipoint Common Stock outstanding immediately prior to the Effective Time shall be Dissenting Shares; and

          (h) no more than 10% of the shares of VoiceStream Common Stock outstanding immediately prior to the Effective Time shall be Dissenting Shares.

     SECTION 9.3 Conditions to the Obligations of Omnipoint. The obligations of Omnipoint to consummate the Transactions are subject to the satisfaction of the following further conditions:

          (a) VoiceStream shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

          (b) Omnipoint shall have received the opinion of Piper Marbury, based upon reasonable requested representation letters and dated the Closing Date, to the effect that (i) the Omnipoint Merger will be treated as a transfer of property to Holding Company by the holders of Omnipoint Common Stock described in Section 351(a) or Section 351(b) of the Code and (ii) no gain or loss will be recognized for federal income tax purposes by Omnipoint in connection with the Transactions. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation including representations of officers of Omnipoint, VoiceStream and Holding Company and of 5% or greater shareholders of Omnipoint and VoiceStream, in substantially the same form as Exhibits F-1 through F-5.

          (c) the representations and warranties of VoiceStream contained in this Agreement and in any certificate or other writing delivered by VoiceStream pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or VoiceStream Material Adverse Effect or any similar standard or qualification shall be true at and as of the Effective Time as if made at and as of such time (other than representations and warranties that address matters only as of a certain date, which shall be true as of such date), with only such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a VoiceStream Material Adverse Effect;

          (d) Omnipoint shall have received an opinion of regulatory counsel to VoiceStream, dated the Effective Time, containing the items listed on Exhibit G;

          (e) Omnipoint shall have received a certificate signed by an executive officer of VoiceStream certifying as to the matters set forth in (a) and
     (c);

          (f) Omnipoint shall have received an opinion of corporate counsel to VoiceStream in form and substance reasonably acceptable to Omnipoint; and

          (g) VoiceStream shall not have agreed to any modification of the exchange rights agreement with the Cook Entities which would increase the number of shares of Holding Company Common Stock issuable to the Cook Entities upon exercise of their exchange rights which they received in the CIRI Transactions.

     Notwithstanding anything contained to the contrary in Section 9.3(c) or anywhere else in this Agreement, VoiceStream may enter into any Subsequent Transaction, and neither any changes of any representation or warranty of VoiceStream contained in this Agreement as a result of any Subsequent Transaction, nor any amendments or exceptions to the VoiceStream Disclosure Schedule resulting from or related to any Subsequent Transaction, shall result in a failure of the conditions set forth in Section 9.3(c); provided, in each case, that any such Subsequent Transaction would not, or would reasonably not be expected to prevent, impair or materially delay the ability of Omnipoint or VoiceStream to consummate the Transactions.

                                   ARTICLE 10

                                  TERMINATION

     SECTION 10.1 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of Omnipoint or of VoiceStream):

          (a) by mutual written agreement of Omnipoint and VoiceStream;

          (b) by either Omnipoint or VoiceStream, if:

             (i) the Transactions have not been consummated on or before March 31, 2000 (the "End Date"); provided that if (A)(x) the Effective Time has not occurred by March 31,

        2000 by reason of the non-satisfaction of any of the conditions set forth in Sections 9.1(a), 9.1(b), 9.1(c), 9.1(d), 9.1(e), 9.1(f),
        9.1(g), 9.1(i), 9.1(j) and 9.1(k) and (y) all other conditions in
        Article 9 have theretofore been satisfied or waived or are then capable of being promptly satisfied then, either party may, upon written notice to the other party given on or before March 31, 2000, extend the End Date to June 30, 2000; provided further that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Transactions to be consummated by the End Date; or

             (ii) (A) there shall be any law or regulation that makes consummation of the Transactions illegal or otherwise prohibited or (B) any judgment, injunction, order or decree of any court or other Governmental Body having competent jurisdiction enjoining Omnipoint and VoiceStream from consummating the Transactions is entered and such judgment, injunction, order or decree shall have become final and non-appealable;

          (c) by VoiceStream, if:

             (i) the Board of Directors of Omnipoint shall have failed to recommend or withdrawn, or modified in a manner adverse to VoiceStream, its approval or recommendation of this Agreement and the Transactions, or shall have failed to call the Omnipoint Stockholders' Meeting in accordance with Section 8.8(a) (or the Board of Directors of Omnipoint resolves to do any of the foregoing);

             (ii) Omnipoint shall have willfully and materially breached any of its obligations under Sections 8.8(b) or 6.2; or

             (iii) Omnipoint Stockholders' Approval shall not have been obtained at the Omnipoint Stockholders' Meeting (or any adjournment or postponement thereof);

             (iv) a breach of any representation, warranty, covenant or agreement on the part of Omnipoint set forth in this Agreement shall have occurred that would cause the condition set forth in Section 9.2(a) not to be satisfied, and such condition shall be incapable of being satisfied by the End Date; or

          (d) by Omnipoint, if:

             (i) the Board of Directors of VoiceStream shall have failed to recommend or withdrawn, or modified in a manner adverse to VoiceStream, its approval or recommendation of this Agreement and the Transactions, or shall have failed to call the VoiceStream Stockholders' Meeting in accordance with Section 8.8(a) (or the Board of Directors of VoiceStream resolves to do any of the foregoing);

             (ii) VoiceStream shall have willfully and materially breached any of its obligations under Sections 8.8(b);

             (iii) VoiceStream Stockholders' Approval shall not have been obtained at the VoiceStream Stockholders' Meeting (or any adjournment or postponement thereof); or

             (iv) a breach of any representation, warranty, covenant or agreement on the part of VoiceStream set forth in this Agreement shall have occurred that would cause the condition set forth in Section 9.3(a) and (c) not to be satisfied, and such condition shall be incapable of being satisfied by the End Date.

          The party desiring to terminate this Agreement pursuant to this
     Section 10.1 (other than pursuant to Section 10.1(a)) shall give notice of such termination to the other party.

     SECTION 10.2 Effect of Termination. If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no effect without liability, except as set forth in Section 10.3, of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties hereto, except that the agreements contained in this Section 10.2 and in the Confidentiality Agreement shall survive the termination hereof and (b) no such termination shall relieve any party of any liability or damages resulting from any breach by such party of this Agreement.

     SECTION 10.3 Fees and Expenses.

          (a) Except as otherwise provided in this Section 10.3 or Section 8.1(c), all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense whether or not the Transactions are consummated; provided that Omnipoint and VoiceStream shall share equally all fees and expenses, other than attorneys' and accounting fees and expenses, incurred in relation to the printing and filing of the Proxy Statement/Prospectus and except as set forth on Section 8.1(c).

          (b) If this Agreement is terminated pursuant to Section 10.1(c)(i) or
     Section 10.1(c)(ii), Omnipoint shall pay to VoiceStream a termination fee of $70,000,000 in cash (the "Termination Fee").

          (c) If (A) this Agreement is terminated pursuant to Section 10.1(c)(iii), (B) after the date hereof and prior to the Omnipoint Stockholders' Meeting, an Acquisition Proposal is made or continued or renewed by any Person and not withdrawn prior to such meeting and (C) within one year of the Omnipoint Stockholders' Meeting, either (1) Omnipoint or any Omnipoint Subsidiary enters into an agreement with such Person with respect to an Acquisition Proposal which provides for (x) transfer or issuance of securities representing more than 50% of the equity or voting interests in Omnipoint, (y) a merger, consolidation, recapitalization or another transaction resulting in the issuance of cash or securities of such Person (other than a reincorporation or a holding company merger that results in the Omnipoint stockholders owning all of the equity interests in the surviving corporation) to Omnipoint stockholders in exchange for more than 50% of the equity or voting interests in Omnipoint, or (z) transfer of assets, securities or ownership interests representing more than 50% of the consolidated assets or earning power of the Omnipoint Group, or (2) any Person or Group commences a tender offer that results in the acquisition by the Person making the tender offer of a majority of the Omnipoint Common Stock, then Omnipoint shall pay to VoiceStream the Termination Fee.

          (d) Any payment of the Termination Fee pursuant to this Section 10.3 shall be made within one Business Day after termination of this Agreement except that any payment of the Termination Fee pursuant to Section 10.3(c) shall be paid within one Business Day after it becomes payable. Any payment of the Termination Fee shall be made by wire transfer of immediately available funds. If one party fails to pay to the other promptly any fee or expense due hereunder (including the Termination Fee), the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the prosecution of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of The Bank of New York in New York City from the date such fee was required to be paid to the date it is paid.

                                   ARTICLE 11

                                 MISCELLANEOUS

     SECTION 11.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

        if to VoiceStream or Holding Company, to:

           3650 131 Avenue SE
           Bellevue, Washington 98006
           Attention: Alan R. Bender, Esq.
           Fax: (425) 586-8080

        with a copy to:

           Friedman Kaplan & Seiler LLP
           875 Third Avenue
           New York, New York 10022
           Attention: Barry A. Adelman, Esq.
           Fax: (212) 355-6401

        if to Omnipoint, to:
           Omnipoint Corporation
           Three Bethesda Metro Center
           Suite 400
           Bethesda, Maryland 20814
           Attention: Doug G. Smith
           Fax: (301) 951-3591

        with copies to:
           Piper & Marbury L.L.P.
           1200 Nineteenth Street, N.W.
           Washington, D.C. 20036
           Attention: Edwin M. Martin, Jr., Esq.
           Fax: (202) 233-2085

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. on a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

     SECTION 11.2 Reliance on Representations. Notwithstanding any investigation, knowledge or review made at any time by or on behalf of any party hereto, the parties acknowledge and agree that all representations and warranties contained in this Agreement, or in the Exhibits or in any of the documents, certification or agreements delivered in connection therewith are being relied upon as a material inducement to enter into this Agreement and the Transactions.

     SECTION 11.3 Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or, except as provided under Section 10.2 of this Agreement, the termination of this Agreement.

     SECTION 11.4 Amendments; No Waivers.

          (a) Subject to applicable law, any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that, after the adoption of this Agreement by the stockholders of Omnipoint, no such amendment or waiver shall be made or given that requires the approval of the stockholders of Omnipoint unless the required approval is obtained.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 11.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

     SECTION 11.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

     SECTION 11.7 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.1 shall be deemed effective service of process on such party.

     SECTION 11.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

     SECTION 11.9 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

     SECTION 11.10 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the Confidentiality Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. Except as set forth in Sections 7.2 and 7.4 above, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

     SECTION 11.11 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     SECTION 11.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the Transactions be consummated as originally contemplated to the fullest extent possible.

     SECTION 11.13 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 11.14 Schedules. Each of Omnipoint and VoiceStream has set forth information in its respective Disclosure Schedule in a section thereof that corresponds to the section of this Agreement to which it relates. A matter set forth in one section of the Disclosure Schedules must be set forth in any other relevant section of the Disclosure Schedule irrespective of its relevance to the latter section of the Disclosure Schedule or section of the Agreement being apparent on the face of the information disclosed in the Disclosure Schedule. The fact that any item of information is disclosed in a Disclosure Schedule to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement. Such information and the dollar thresholds set forth herein shall not be used as a basis for interpreting the terms "material" or "Material Adverse Effect" or other similar terms in this Agreement except as otherwise expressly set forth in such Disclosure Schedules.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          VOICESTREAM WIRELESS CORPORATION

                                          By:      /s/ JOHN W. STANTON
                                            ------------------------------------
                                              Name: John W. Stanton
                                              Title:  Chairman

                                          OMNIPOINT CORPORATION

                                          By:     /s/ DOUGLAS G. SMITH
                                            ------------------------------------
                                             Name: Douglas G. Smith
                                             Title:  Chairman, President & CEO

                                          VOICESTREAM WIRELESS HOLDING
                                          CORPORATION

                                          By:      /s/ DONALD GUTHRIE
                                            ------------------------------------
                                             Name: Donald Guthrie
                                             Title:  Vice Chairman

                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION (this "Amendment"), dated as of December 30, 1999, is by and among VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation, a Delaware corporation ("Holding Company") and Omnipoint Corporation, a Delaware corporation ( "Omnipoint"). All capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreement referred to below.

     WHEREAS, VoiceStream, Holding Company and Omnipoint entered into an Agreement and Plan of Reorganization, dated as of June 23, 1999 (the "Reorganization Agreement"); and

     WHEREAS, the parties wish to amend the Reorganization Agreement on the terms provided herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. All references to "Omnipoint Preferred Stock" in the Reorganization Agreement shall be replaced with "Omnipoint 7% Preferred Stock".

     2. The following definition shall be added to Section 1.1 of the Reorganization Agreement after the definition of "Delaware Law":

        "East/West Conversion Ratio" shall have the meaning ascribed to the term Conversion Ratio in the Agreement and Plan of Merger, dated as of October 22, 1999, by and between Omnipoint and East/West Communications, Inc., a Delaware corporation."

     3. The following definition shall be added to Section 1.1 of the Reorganization Agreement after the definition of "Omnipoint Non-Voting Convertible Preferred Stock":

        "Omnipoint Series E Preferred Stock" means Omnipoint's Series E Preferred Stock, par value $0.01 per share."

     4. The definition of "Piper Marbury" contained in Section 1.1 of the Reorganization Agreement shall be replaced in its entirety by the following:

        "Piper Marbury" means Piper Marbury Rudnick & Wolfe, L.L.P.

     5. The following paragraph shall be added as paragraph (f) to Section 3.6 of the Reorganization Agreement:

        "(f) Omnipoint Series E Preferred Stock. From and after the Effective Time, each share of Omnipoint Series E Preferred Stock, which shall be outstanding as of the Effective Time, shall be converted into the right to receive (A) .825 shares of Holding Company Common Stock plus $8.00 in cash, multiplied by (B) the East/West Conversion Ratio."

     6. The following section shall be added as Section 2.5A of the Reorganization Agreement:

        "2.5A The Certificate of Merger to be filed in respect of the Omnipoint Merger shall contain such provisions as may be mutually agreeable to VoiceStream and Omnipoint to give effect to the following:

             (a) Each share of Omnipoint 7% Preferred Stock shall be given one vote for each share of Omnipoint Common Stock into which such share of Omnipoint 7% Preferred Stock is convertible with respect to any and all matters presented to the stockholders of Omnipoint for their action or consideration. The holders of Omnipoint 7% Preferred Stock shall vote together as a single class with the holders of shares of the Omnipoint Common Stock and any other class of stock entitled to vote on such matters and not as a separate class.

             (b) Each share of Omnipoint Non-Voting Convertible Preferred Stock shall be given seven-tenths of one vote (which votes may be cumulated with all other votes of Omnipoint Non-Voting Convertible Preferred Stock to form whole votes) for each share of Omnipoint Common Stock into which such share of Omnipoint Non-Voting Convertible Preferred Stock is convertible with respect to any and all matters presented to the stockholders of Omnipoint for their action or consideration, and shall vote together as a single class with the holders of shares of the Omnipoint Common Stock and any other class of stock entitled to vote on such matters and not as a separate class."

     7. The words "a majority" in the first sentence of Section 5.26 of the Reorganization Agreement shall be replaced by the words "two-thirds".

     8. The first sentence of Section 9.3(b) of the Reorganization Agreement is amended to be replaced in its entirety as follows:

        "Omnipoint shall have received the opinion of Piper Marbury, based upon reasonable requested representation letters dated the Closing Date, to the effect that (i) the receipt of Holding Company Common Stock by holders of Omnipoint Common Stock pursuant to the Omnipoint Merger will be treated as described in Section 351 of the Code, and (ii) no gain or loss will be recognized for federal income tax purposes by Omnipoint in connection with the Omnipoint Merger."

     9. The last sentence of the description of the anticipated transaction between Siemens Information and Communication Networks, Inc. in Section 6.1.A.1 of the Omnipoint Disclosure Schedule is replaced in its entirety by the following sentence:

        "Total consideration for the stock disposition is to be approximately $45 million, of which approximately $5 million will be used to buy out the outstanding options to purchase the stock of Omnipoint Technology Holdings, Inc. and for bonuses to employees of that entity's subsidiaries."

     10. Other than as set forth above, no other provisions of the Reorganization Agreement are amended by this Amendment. The Reorganization Agreement, including the amendments set forth above, will continue in full force and effect on and after the date hereof.

     IN WITNESS WHEREOF, the parties have executed and entered into this Amendment as of the date first set forth above.

                                          VOICESTREAM WIRELESS CORPORATION

                                          By: /s/ Donald Guthrie
                                            ------------------------------------
                                              Name: Donald Guthrie
                                              Title: Vice Chairman

                                          OMNIPOINT CORPORATION

                                          By: /s/ Douglas G. Smith
                                            ------------------------------------
                                              Name: Douglas G. Smith
                                              Title: Chairman, President & CEO

                                          VOICESTREAM WIRELESS HOLDING
                                          CORPORATION

                                          By: /s/ Donald Guthrie
                                            ------------------------------------
                                              Name: Donald Guthrie
                                              Title: Vice Chairman

                                                                         ANNEX B

          [OPINION OF GOLDMAN, SACHS & CO. (OMNIPOINT REORGANIZATION)]

PERSONAL AND CONFIDENTIAL

June 23, 1999

Board of Directors
VoiceStream Wireless Corporation
3650 131st Avenue SE
Suite 400
Bellevue, WA 98006

Gentlemen:

     You have requested our opinion as to the fairness from a financial point of view to VoiceStream Wireless Corporation ("VoiceStream") of the Merger Consideration (as defined below) to be paid by VoiceStream under the Agreement and Plan of Reorganization (the "Agreement"), dated as of June 23, 1999, among VoiceStream, VoiceStream Wireless Holding Corporation (the "Holding Company") and Omnipoint Corporation ("Omnipoint"), which provides for the merger of VoiceStream Subsidiary I, a to be formed wholly-owned subsidiary of Holding Company, with and into VoiceStream and the merger of VoiceStream Subsidiary II, a to be formed wholly-owned subsidiary of Holding Company, with and into Omnipoint in which, as more fully set forth in the Agreement, (x) each outstanding share of common stock, par value $0.01 per share ("Omnipoint Common Stock"), of Omnipoint will be converted into the right to receive, at the election of the holder of such share and subject to certain procedures and limitations contained in the Agreement, (i) cash in an amount equal to the sum of (A) the average closing price (calculated on a weighted average based upon the volume of shares traded on each day) (the "Closing Date Market Price") for each share of VoiceStream common stock, no par value (the "VoiceStream Common Stock"), during the period of the fifteen most recent trading days ending on the business day prior to the Effective Time (as defined in the Agreement) multiplied by 0.825 and (B) $8.00, (ii) a number of shares of Holding Company common stock, par value $0.001 per share ("Holding Company Common Stock"), equal to the sum of (A) 0.825 and (B) $8.00 divided by the Closing Date Market Price or (iii) (A) 0.825 of a share of Holding Company Common Stock and (B) $8.00 (the "Merger Consideration") and (y) each outstanding share of VoiceStream Common Stock will be converted into the right to receive one share of Holding Company Common Stock.

     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with VoiceStream, having provided certain investment banking services to VoiceStream and its former parent, Western Wireless Corporation ("Western"), from time to time, including having acted as lead manager in the initial public offering of 11 million shares of common stock, no par value (the "Western Common Stock"), of Western in May 1996; having acted as lead manager in the public offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due June 2006, of Western in May 1996; having acted as lead manager in the private offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due February 2007, of Western in

October 1996; and having acted as lead manager in the public offering of 12.1 million shares of Western Common Stock in April 1998; having acted as Western's financial advisor in connection with the sale of 19.9% of the outstanding shares of VoiceStream Common Stock to Hutchison Telecommunications PCS (USA) Limited ("Hutchison") in February 1998; and having acted as VoiceStream's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. Investment funds affiliated with Goldman, Sachs & Co. have a principal investment in VoiceStream in the amount of 9,730,208 shares of VoiceStream Common Stock and have the right to designate a nominee for election to VoiceStream's Board of Directors. Terrence O'Toole, a Managing Director of Goldman, Sachs & Co., is a director of VoiceStream. In addition, Goldman Sachs Credit Partners, L.P., an affiliate of Goldman, Sachs & Co., has offered to be Lead Arranger and Syndication Agent of a $3 billion credit facility (the "Facility") in connection with the Merger, and has offered a commitment to fully underwrite the Facility. In addition, we have provided certain investment banking services to Omnipoint from time to time, including having acted as co-manager in the public offering of 6 million shares of Omnipoint Common Stock in June 1996; having acted as co-manager in the private offering of $250 million aggregate principal amount of 11.625% senior notes due August 2006 in August 1996; and having acted as co-manager in the private offering of $200 million aggregate principal amount of 11.625% senior notes due August 2006 in November 1996. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of VoiceStream and Omnipoint for its own account and for the accounts of customers. As of June 17, 1999, Goldman, Sachs & Co. had a long position of $46.4 million of Omnipoint funded bank loans; a net long position of $7.1 million of Omnipoint unfunded bank loans; a net short position of 214,627 shares of Omnipoint Common Stock; a short position of 40,000 call options on Omnipoint Common Stock at an exercise price of $15.00; a long position of 100,000 put options on Omnipoint Common Stock at an exercise price of $5.00; a long position of $16.5 million face value of Omnipoint convertible preferred stock; and a net short position of $2.0 million aggregate principal amount of Omnipoint 11.625% senior notes due August 2006. As of the same date and in addition to the principal investment referred to above, Goldman, Sachs & Co. had a long position of $8.5 million of VoiceStream bank loans.

     In connection with this opinion, we have reviewed, among other things, the Agreement; the Securities Purchase Agreement dated June 23, 1999 among Omnipoint, VoiceStream and Hutchison; the Stock Subscription Agreement dated June 23, 1999 among Hutchison, Hutchison Telecommunications Limited and Holding Company; Registration Statement on Form 10 of VoiceStream dated April 13, 1999; Annual Reports to Stockholders and Annual Reports on Form 10-K of Western for the three years ended December 31, 1998; Annual Reports to Stockholders and Annual Reports on Form 10-K of Omnipoint for the three years ended December 31, 1998; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of VoiceStream, Western and Omnipoint; certain other communications from VoiceStream, Western and Omnipoint to their respective stockholders; certain internal financial analyses and forecasts for VoiceStream prepared by the management of VoiceStream, certain financial analyses and forecasts for Omnipoint prepared by the management of VoiceStream, and certain internal financial analyses and forecasts for Omnipoint prepared by the management of Omnipoint (collectively, the "Forecasts"). We also have held discussions with members of senior management of VoiceStream and Omnipoint regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the VoiceStream Common Stock and Omnipoint Common Stock, compared certain financial and stock market information for VoiceStream and Omnipoint with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the

U.S. wireless communications industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

     We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In this regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of VoiceStream and Omnipoint, as the case may be. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of VoiceStream or Omnipoint or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We have also taken into account the Company's view as to the possible tax consequences of the transactions contemplated by the Agreement as described to us by the Company. We have assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the transaction contemplated by the Agreement will be obtained without any adverse effect on VoiceStream or Omnipoint or on the contemplated benefits of the transactions contemplated by the Agreement. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of VoiceStream in connection with its consideration of the transactions contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of shares of VoiceStream Common Stock should vote with respect to such transactions.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Merger Consideration to be paid by VoiceStream pursuant to the Agreement is fair from a financial point of view to VoiceStream.

                                          Very truly yours,

                                          (GOLDMAN, SACHS & CO.)

            [OPINION OF LEHMAN BROTHERS (OMNIPOINT REORGANIZATION)]

                                                                         ANNEX C

                                                                   June 23, 1999

Board of Directors
Omnipoint Corporation
3 Bethesda Metro Center
Suite 400
Bethesda, MD 20814

Members of the Board:

     We understand that Omnipoint Corporation ("Omnipoint"), VoiceStream Wireless Corporation ("VoiceStream"), VoiceStream Acquisition Corp. ("VAC"), a newly-formed Washington company, and a wholly-owned subsidiary of Newco, Omnipoint Acquisition Corp. ("OAC"), a Delaware corporation and a wholly-owned subsidiary of Newco, and VoiceStream Holding Company ("Newco", and together with Omnipoint, VoiceStream, VAC and OAC, the "Companies") intend to enter into an Agreement and Plan of Merger to be dated June 23, 1999 (the "Merger Agreement") pursuant to which, among other things, (i) VAC will merge with VoiceStream with VoiceStream surviving as a subsidiary of Newco, and (ii) OAC will merge with Omnipoint with Omnipoint surviving as a subsidiary of Newco (together, the "Merger"). Upon effectiveness of the Merger, each outstanding share of common stock of Omnipoint will be exchanged into, at the election of each stockholder of Omnipoint: (i) 0.825 shares of common stock of Newco ("Newco Common Stock") and $8.00 in cash; or (ii) cash equal to 0.825 multiplied by the VoiceStream Price (as defined below) plus $8.00 (subject to proration); or (iii) a number of shares of Newco Common Stock equal to 0.825, plus $8.00 divided by the VoiceStream Price (subject to proration) (the "Proposed Transaction"). "VoiceStream Price" means the daily volume-weighted price per share of VoiceStream Common Stock averaged over the 15-trading-day period ending on the fifth business day prior to the effective date of the Merger. We further understand that (i) each share of convertible preferred stock of Omnipoint, when converted by the holders thereof, will be exchangeable into shares of Newco Common Stock and cash on an as-converted basis and (ii) each option or warrant convertible into common stock of Omnipoint will be assumed by Newco and converted to an option or warrant convertible into Newco Common Stock at an exchange ratio of 0.825, plus $8.00 divided by the VoiceStream Price.

     Concurrent with the Merger, Omnipoint will contribute certain assets to a newly-formed joint venture, 51% owned by Cook Inlet Region, Inc. ("Cook Inlet"), a corporation with current interests in two other joint ventures with VoiceStream, and 49% owned by Omnipoint. In consideration for the licenses transferred by Omnipoint to Cook Inlet, Cook Inlet will contribute approximately $75 million to the partnership to acquire its 51% stake therein (the "Cook Inlet Contribution"). In addition, upon the execution of the Merger Agreement, VoiceStream and Hutchison Whampoa ("Hutchison"), a Hong Kong-based property and telecom company with a 24% ownership stake in VoiceStream, have each agreed to invest approximately $102.5 million in Omnipoint in the form of a convertible preferred security (the "Initial Interim Investment"). VoiceStream and Hutchison also have agreed to jointly invest an additional $95 million in Omnipoint on October 1, 1999 on the same terms and conditions and in the same proportion as the initial $205 million investment (the "Subsequent Interim Investment" and, together with the Initial Interim Investment, the "Interim Investment"). Hutchison also has agreed to invest an additional $807 million in Newco upon the effectiveness of the Merger (the "Hutchison Investment"). The Hutchison Investment will be a combination of 6.1 million shares of Newco Common Stock at $29 per share and $426.1 million in a 40-year junior convertible security with a dividend rate of 2.2%, payable in kind, and with a conversion price of $29.

The amount invested in each security will be dependent on the amount of the convertible security required to keep Hutchison's equity interest in Newco at no more than 19.9% of the fully diluted number of shares of Newco Common Stock. The terms and conditions of the Proposed Transaction are set forth in more detail in the Merger Agreement.

     We have been requested by the Board of Directors of Omnipoint to render our opinion with respect to the fairness, from a financial point of view, to Omnipoint's stockholders of the consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, Omnipoint's underlying business decision to proceed with or effect the Proposed Transaction nor the fairness (i) to Omnipoint of the terms of the Interim Investment or (ii) to Newco of the terms of the Cook Inlet Contribution or the Hutchison Investment.

     In arriving at our opinion, we reviewed and analyzed:(1) the Merger Agreement and the specific terms of the Proposed Transaction, (2) publicly available information concerning Omnipoint and VoiceStream that we believe to be relevant to our analysis, including Form 10-Ks for the fiscal year ended December 31, 1998 and 10-Qs for the quarter ended March 31, 1999, (3) financial and operating information with respect to the businesses, operations and prospects of Omnipoint and VoiceStream furnished to us by Omnipoint and Voicestream, respectively, (4) a trading history of Omnipoint's common stock from June 17, 1998 to the present and a comparison of that trading history with those of other companies that we deemed relevant, (5) a trading history of the VoiceStream's common stock from May 3, 1999 (the date VoiceStream's common stock first began to trade independently from Western Wireless Corporation, a predecessor company) to the present and a comparison of that trading history with those of other companies that we deemed relevant, (5) a comparison of the historical financial and operating results and present financial condition of Omnipoint with those of other companies that we deemed relevant, (6) a comparison of the historical financial and operating results and present financial condition of VoiceStream with those of other companies that we deemed relevant, (7) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions that we deemed relevant, (8) third party research analysts' estimates, valuation analyses, target prices and investment considerations for Omnipoint and VoiceStream, (9) the terms of the Cook Inlet Contribution, (10) the terms of the Hutchison Investment, (11) Omnipoint's current cash flow forecast and limited cash position, its ability to meet its liquidity requirements in the future and the potential alternatives available to Omnipoint to fund such requirements, (12) the results of Lehman Brothers' efforts to secure a strategic equity investor for Omnipoint and Omnipoint's negotiations with selected potential equity investors, and (13) the terms of the Interim Investment and a comparison of such terms with the terms of investments by other potential sources of equity available to Omnipoint. In addition, we have had discussions with the respective managements of Omnipoint and VoiceStream concerning their businesses, operations, assets, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of Omnipoint that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of Omnipoint, upon advice of Omnipoint we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Omnipoint as to the future financial performance of Omnipoint. With respect to the financial projections of VoiceStream, upon advice of VoiceStream we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of VoiceStream as to the future financial performance of VoiceStream and that VoiceStream will perform substantially in accordance with such projections. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of Omnipoint and have not made or obtained any evaluations or appraisals of the assets or liabilities of Omnipoint. Upon advice of Omnipoint and its legal and accounting advisors, we have assumed that the exchange of shares Common Stock of Omnipoint pursuant to the Merger will be pursuant to
Section 351 of the Internal Revenue Code of 1986, as amended, and therefore will be tax free to the stockholders of Omnipoint who receive only Newco Common Stock in exchange for their shares of common stock of Omnipoint. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     In addition, we express no opinion as to the prices at which shares of Newco Common Stock actually will trade following consummation of the Merger and this opinion should not be viewed as providing any assurance that the market value of the Newco Common Stock to be held by shareholders of Omnipoint after the Merger will be in excess of the market value of the shares of Omnipoint owned by such shareholders at any time prior to announcement or consummation of the Proposed Transaction.

     Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be offered to the stockholders of Omnipoint in the Proposed Transaction is fair to such stockholders.

     We have acted as financial advisor to Omnipoint in connection with the Proposed Transaction and will receive a fee for our services which is contingent upon the consummation of the Proposed Transaction. In addition, Omnipoint has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we actively trade in the debt and equity securities of Omnipoint for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is for the use and benefit of the Board of Directors of Omnipoint and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of Omnipoint as to how such stockholders should vote with respect to the Proposed Transaction or, with respect to the consideration to be offered to the stockholders of Omnipoint in the Proposed Transaction, which of the cash and stock alternatives such stockholders should elect.

                                          Very truly yours,

                                          LEHMAN BROTHERS

                                          By: /s/ PERRY HOFFMEISTER
                                            ------------------------------------
                                              Managing Director

                                                                         ANNEX D

                      AGREEMENT AND PLAN OF REORGANIZATION

                         DATED AS OF SEPTEMBER 17, 1999

                                     AMONG

                        VOICESTREAM WIRELESS CORPORATION

                    VOICESTREAM WIRELESS HOLDING CORPORATION

                     VOICESTREAM SUBSIDIARY III CORPORATION

                          AERIAL COMMUNICATIONS, INC.

                                      AND

                        TELEPHONE AND DATA SYSTEMS, INC.

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  -----
Article I -- The Reorganization...............................................      D-2
Section 1.0       The Reorganization..........................................      D-2
  Section 1.1     The Merger..................................................      D-3
  Section 1.2     Closing.....................................................      D-3
  Section 1.3     Effective Time..............................................      D-3
  Section 1.4     Effects of the Merger.......................................      D-4
  Section 1.5     Restated Certificate of Incorporation and By-laws; Officers
                  and Directors...............................................      D-4

Article II -- Effect of the Merger on the Stock of the Constituent
  Corporations; Surrender of
  Certificates................................................................
                                                                                    D-4
  Section 2.1     Effect on Stock.............................................      D-4
  Section 2.2     Surrender of Certificates...................................      D-6

Article III -- Representations and Warranties of the Company..................      D-9
  Section 3.1     Organization................................................      D-9
  Section 3.2     Subsidiaries................................................      D-9
  Section 3.3     Capital Structure...........................................      D-9
  Section 3.4     Authority...................................................     D-10
  Section 3.5     Consents and Approvals; No Violations.......................     D-10
  Section 3.6     SEC Documents and Other Reports.............................     D-11
  Section 3.7     Absence of Material Adverse Change..........................     D-11
  Section 3.8     Information Supplied........................................     D-12
  Section 3.9     Permits; Compliance with Laws...............................     D-12
  Section 3.10    Tax Matters.................................................     D-13
  Section 3.11    Liabilities.................................................     D-14
  Section 3.12    Benefit Plans; Employees and Employment Practices...........     D-14
  Section 3.13    Litigation..................................................     D-16
  Section 3.14    Environmental Matters.......................................     D-16
  Section 3.15    Section 203 of DGCL.........................................     D-17
  Section 3.16    Intellectual Property.......................................     D-17
  Section 3.17    Opinion of Financial Advisor................................     D-18
  Section 3.18    Brokers.....................................................     D-18
  Section 3.19    Tax Status..................................................     D-18
  Section 3.20    Contracts...................................................     D-18
  Section 3.21    Vote Required...............................................     D-19
  Section 3.22    Transactions with Affiliates................................     D-19

Article IV -- Representations and Warranties of Parent and Sub................     D-19
  Section 4.1     Organization................................................     D-19
  Section 4.2     Ownership of Merger Subs....................................     D-19
  Section 4.3     Capital Structure...........................................     D-19
  Section 4.4     Authority...................................................     D-20
  Section 4.5     Consents and Approvals; No Violations.......................     D-20
  Section 4.6     SEC Documents and Other Reports.............................     D-21
  Section 4.7     Absence of Material Adverse Change..........................     D-21
  Section 4.8     Information Supplied........................................     D-22
  Section 4.9     Permits; Compliance with Laws...............................     D-22
  Section 4.10    Tax Matters.................................................     D-23

                                                                                  PAGE
                                                                                  -----
Section 4.11      Liabilities.................................................     D-23
  Section 4.12    Litigation..................................................     D-24
  Section 4.13    State Takeover Statutes.....................................     D-24
  Section 4.14    Brokers.....................................................     D-24
  Section 4.15    Tax Status..................................................     D-24
  Section 4.16    Interim Operations of Sub...................................     D-24
  Section 4.17    Vote Required...............................................     D-24
  Section 4.18    Transactions with Affiliates................................     D-24
  Section 4.19    Opinion of Goldman, Sachs & Co. ............................     D-24

Article V -- Covenants Relating to Conduct of Business........................     D-25
  Section 5.1     Conduct of Business by the Company Pending the
                  Reorganization..............................................     D-25
  Section 5.2     Conduct of Business by Parent Pending the Reorganization....     D-26
  Section 5.3     No Solicitation.............................................     D-27
  Section 5.4     Third Party Standstill Agreements...........................     D-28
  Section 5.5     Disclosure of Certain Matters; Delivery of Certain
                  Filings.....................................................     D-28
  Section 5.6     Tax Status..................................................     D-28

Article VI -- Additional Agreements...........................................     D-28
  Section 6.1     Employee Benefits...........................................     D-28
  Section 6.2     Options; Restricted Stock Awards............................     D-30
  Section 6.3     Company Stockholders Meeting................................     D-30
  Section 6.4     Preparation of the Registration Statement and Joint Proxy
                  Statement...................................................     D-31
  Section 6.5     Comfort Letters.............................................     D-32
  Section 6.6     Access to Information.......................................     D-32
  Section 6.7     Compliance with the Securities Act..........................     D-32
  Section 6.8     Stock Exchange Listings.....................................     D-33
  Section 6.9     Fees and Expenses...........................................     D-33
  Section 6.10    Public Announcements........................................     D-33
  Section 6.11    Real Estate Transfer Tax....................................     D-33
  Section 6.12    State Takeover Laws.........................................     D-33
  Section 6.13    Indemnification; Directors and Officers Insurance...........     D-34
  Section 6.14    Best Efforts................................................     D-35
  Section 6.15    Certain Litigation..........................................     D-36
  Section 6.16    Transition Services Agreement...............................     D-36
  Section 6.17    Registration Rights Agreement...............................     D-36
  Section 6.18    Investor Claim..............................................     D-37
  Section 6.19    Intercompany Service Agreements.............................     D-37
  Section 6.20    Revolving Credit Agreement..................................     D-37
  Section 6.21    Series A and B Notes........................................     D-37
  Section 6.22    Nokia Credit Agreement......................................     D-38
  Section 6.23    Intercompany Accounts.......................................     D-38
  Section 6.24    Tax Allocation Agreement and Tax Settlement Agreement.......     D-38
  Section 6.25    Parent Stockholder Voting Agreement.........................     D-38
  Section 6.26    Agreements Regarding Taxes..................................     D-38

                                                                                  PAGE
                                                                                  -----
Article VII -- Conditions Precedent...........................................     D-41
  Section 7.1     Conditions to Each Party's Obligation to Effect the
                  Reorganization..............................................     D-41
  Section 7.2     Conditions to Obligation of the Company to Effect the
                  Reorganization..............................................     D-42
  Section 7.3     Conditions to Obligations of Parent and Merger Sub C to
                  Effect the Reorganization...................................     D-44

Article VIII -- Termination and Amendment.....................................     D-46
  Section 8.1     Termination.................................................     D-46
  Section 8.2     Effect of Termination.......................................     D-47
  Section 8.3     Amendment...................................................     D-47
  Section 8.4     Extension; Waiver...........................................     D-47

Article IX -- General Provisions..............................................     D-47
  Section 9.1     Non-Survival of Representations and Warranties and
                  Agreements..................................................     D-47
  Section 9.2     Notices.....................................................     D-47
  Section 9.3     Interpretation; Definitions.................................     D-48
  Section 9.4     Counterparts................................................     D-57
  Section 9.5     Entire Agreement; No Third-Party Beneficiaries..............     D-57
  Section 9.6     Governing Law...............................................     D-58
  Section 9.7     Assignment..................................................     D-58
  Section 9.8     Severability................................................     D-58
  Section 9.9     Enforcement of this Agreement...............................     D-58
  Section 9.10    Obligations of Subsidiaries.................................     D-58
  Section 9.11    Reliance on Representations.................................     D-58

ANNEX A -- RESTATED CERTIFICATE OF INCORPORATION

ANNEX B -- COMPANY'S RESTATED BYLAWS

ANNEX C -- TRANSITION SERVICES AGREEMENT

ANNEX D -- STOCKHOLDER AGREEMENT

ANNEX E -- INDEMNITY AGREEMENT

ANNEX F -- DEBT/EQUITY REPLACEMENT AGREEMENT

ANNEX G -- PARENT STOCKHOLDER AGREEMENT

ANNEX H -- INVESTOR AGREEMENT

ANNEX I -- FORM OF PARENT FCC COUNSEL OPINION

ANNEX J -- FORM OF PRESTON GATES & ELLIS LLP OPINION

ANNEX K -- FORM OF COMPANY FCC COUNSEL OPINION

ANNEX L -- FORM OF SIDLEY & AUSTIN OPINION

ANNEX M -- TAX CERTIFICATES

ANNEX N -- TAX CERTIFICATES

ANNEX O -- STOCKHOLDER TAX CERTIFICATE

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 17, 1999 (this "Agreement") among VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation, a Delaware corporation ("Holding"), (VoiceStream and Holding are collectively referred to herein as "Parent" as explained below) VoiceStream Subsidiary III Corporation, a Delaware corporation ("Merger Sub C"), which shall be a wholly owned direct subsidiary of Holding as of the Effective Time, Aerial Communications, Inc., a Delaware corporation (the "Company") (Merger Sub C and the Company being hereinafter collectively referred to as the "Constituent Corporations"), and Telephone and Data Systems, Inc., a Delaware corporation ("Series A Stockholder"). Except as otherwise set forth herein, capitalized (and certain other) terms used herein shall have the meanings set forth in Section 9.3.

                                  WITNESSETH:

     WHEREAS, VoiceStream, Holding and Omnipoint Corporation, a Delaware corporation ("Omnipoint"), have entered into an Agreement and Plan of Reorganization dated as of June 23, 1999 (the "Omnipoint Agreement") providing for, among other things, the merger of a subsidiary of Holding ("Merger Sub A") into VoiceStream (the "VoiceStream Merger"), and the merger of another subsidiary of Holding ("Merger Sub B") into Omnipoint (the "Omnipoint Merger")(the VoiceStream Merger, the Omnipoint Merger and the other transactions contemplated by the Omnipoint Agreement are herein referred to as the "Omnipoint Reorganization");

     WHEREAS, the reorganization provided herein (the "Reorganization") shall include the merger (the "Merger") of Merger Sub C with and into the Company and, if applicable, the other transactions described below;

     WHEREAS, if the Omnipoint Reorganization is consummated prior to the consummation of the transactions contemplated by this Agreement, and the other conditions to the Reorganization specified in Article VII are satisfied or waived, in the Reorganization, Holding shall be Parent and shall acquire all of the common stock of the Company through the Merger, in which case the Merger will occur as part of and concurrently with or promptly after the Omnipoint Reorganization;

     WHEREAS, if the transactions contemplated by the Omnipoint Agreement are terminated or not consummated by the Omnipoint End Date (as defined herein), and the other conditions to the Reorganization specified in Article VII are satisfied or waived by the Omnipoint End Date, in the Reorganization, Holding shall be Parent and shall concurrently acquire (i) all of the common stock of the Company through the Merger and (ii) all of the common stock of VoiceStream through the VoiceStream Merger;

     WHEREAS, the respective Boards of Directors of VoiceStream, Holding, Merger Sub C and the Company have approved and declared advisable the Reorganization, upon the terms and subject to the conditions herein set forth whereby each issued and outstanding Series A Common Share, $1.00 par value, of the Company ("Company Series A Common Shares") and each issued and outstanding Common Share, $1.00 par value of the Company ("Company Common Shares" and together with the Company Series A Common Shares, "Company Common Stock"), other than shares of Company Common Stock owned directly or indirectly by Parent or the Company, will be converted into shares of Common Stock, $0.001 par value, of Parent ("Parent Common Stock") or, to the extent provided herein, cash;

     WHEREAS, the respective Boards of Directors of VoiceStream, Holding and the Company have determined that the Reorganization is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders;

     WHEREAS, for federal income tax purposes, it is intended that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and/or as an exchange described in Section 351(a) of the Code;

     WHEREAS, VoiceStream, Holding, Merger Sub C and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Reorganization and also to prescribe various conditions to the Reorganization.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, VoiceStream, Holding, Merger Sub C and the Company hereby agree as follows:

                                   ARTICLE I

                               THE REORGANIZATION

     SECTION 1.0 The Reorganization. (a) Holding has caused Merger Sub A, Merger Sub B and Merger Sub C to be organized for the purposes of effectuating the Omnipoint Merger, the VoiceStream Merger, and the Merger. Merger Sub A, Merger Sub B and Merger Sub C are collectively referred to as "Merger Subs".

     (b) If the Omnipoint Reorganization is consummated by the Omnipoint End Date, the Merger shall occur as specified herein as part of and concurrently with or promptly after the Omnipoint Reorganization.

     (c) If the transactions contemplated by the Omnipoint Agreement are terminated or not consummated by the Omnipoint End Date and the other conditions to the Reorganization specified in Article VII are satisfied or waived by the Omnipoint End Date, Holding shall concurrently acquire (i) all of the common stock of the Company through the Merger as specified herein, and (ii) all of the common stock of VoiceStream through the VoiceStream Merger as specified in this
Section 1.0(c). In such event, pursuant to Articles of Merger and a Plan of Merger, in a form to be mutually agreed upon by VoiceStream and the Company (sometimes hereinafter referred to collectively as the "Merger Document" or "Merger Documents"), upon the terms and subject to the conditions set forth in this Agreement and in the Merger Documents:

          (i) In the VoiceStream Merger, Merger Sub A shall be merged with and into VoiceStream in accordance with the applicable provisions of Washington law. VoiceStream shall be the surviving corporation in the VoiceStream Merger and shall continue its corporate existence under Washington law. As a result of the VoiceStream Merger, VoiceStream shall become a wholly owned Subsidiary of Holding. The effects and consequences of the VoiceStream Merger shall be as set forth in the VoiceStream Merger Documents.

          (ii) The parties shall (i) file Merger Documents as are required by and executed in accordance with Washington law and (ii) make all other filings or recordings required under applicable Washington law.

          (iii) In the case of this Section 1.0(c), the Effective Time shall be the later of (i) the date and time of the filing of the Merger Documents with respect to the VoiceStream Merger (or such other date and time as may be specified in such documents as may be permitted by Washington law) and
     (ii) the date and time of the filing of the Certificate of Merger (as defined below) with respect to the Merger (or such other date and time as may be specified in such certificate as may be permitted by Delaware law).

          (iv) At the Effective Time, by virtue of the VoiceStream Merger and without any action on the part of any of the parties, each share of the common stock of Merger Sub A outstanding immediately prior to the Effective Time shall be converted into and shall become one share of common stock of the surviving corporation of the VoiceStream Merger.

          (v) At the Effective Time, the one share of the capital stock of Holding issued to VoiceStream and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist.

          (vi) At the Effective Time, each share of VoiceStream Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted into one share of Holding Common Stock. Upon such conversion, all such shares of VoiceStream Common Stock shall be cancelled and cease to exist, and each certificate theretofore representing any such shares shall, without any action on the part of the holder thereof, be deemed to represent an equivalent number of shares of Holding Common Stock.

          (vii) Notwithstanding the foregoing, VoiceStream Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Reorganization and has demanded appraisal for such shares in accordance with Washington law ("Dissenting Shares") shall not be converted into a right to receive shares of Holding Common Stock unless such holder fails to perfect, withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or loses its right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into a right to receive Holding Common Stock.

     (d) All representations, warranties and covenants of Parent are hereby made on a joint and several basis by VoiceStream and Holding.

     SECTION 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the DGCL, in the Reorganization, Merger Sub C shall be merged with and into the Company at the Effective Time. Following the Effective Time, the separate corporate existence of Merger Sub C shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Merger Sub C and the Company in accordance with the DGCL.

     SECTION 1.2 Closing. Unless waived by Parent, the Company and Parent shall use their reasonable commercial efforts to cause the closing of the transactions contemplated by this Agreement (the "Closing") to take place concurrently with the closing of the Omnipoint Reorganization or as soon as practicable thereafter, subject to the satisfaction or waiver of the conditions set forth in
Article VII. If the Omnipoint Reorganization does not take place, the Closing will take place at 10:00 a.m. on the fifth Business Day after satisfaction or waiver of the conditions set forth in Article VII, at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, or, at the request of Parent, at the offices of Sidley & Austin, 873 Third Avenue, New York, New York 10022, unless another date, time or place is agreed to in writing by the parties hereto. The date on which the Closing takes place is herein referred to as the "Closing Date."

     SECTION 1.3 Effective Time. The Merger shall become effective when a Certificate of Merger (the "Certificate of Merger"), executed in accordance with the relevant provisions of the DGCL, is duly filed with the Secretary of State of the State of Delaware, or at such other time as Merger Sub C and the Company shall agree should be specified in the Certificate of Merger. Except as provided in Section 1.0(c)(iii), the term "Effective Time" shall mean the later of the date and time at which the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or such later time established by the Certificate of Merger. The filing of the Certificate of Merger shall be made as soon as practicable after the satisfaction or waiver of the conditions set forth herein.

     SECTION 1.4 Effects of the Merger. The Merger shall have the effects set forth in the DGCL.

     SECTION 1.5 Restated Certificate of Incorporation and By-laws; Officers and Directors. (a) The Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended as of the Effective Time as set forth on Annex A hereto. As so amended, such Restated Certificate of Incorporation shall be the Restated Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     (b) The Restated By-laws of the Company, as in effect immediately prior to the Effective Time, shall be amended as of the Effective Time as set forth on Annex B. As so amended, such Restated By-laws shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided by the Restated Certificate of Incorporation of the Surviving Corporation or by applicable law.

     (c) Subject to Section 2.2 of the Investment Agreement, the directors of Merger Sub C immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the next annual meeting of stockholders (or the earlier of their resignation or removal) and until their respective successors are duly elected and qualified, as the case may be.

     (d) Subject to the Management Side Letter, the officers of Merger Sub C immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal and until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II

       EFFECT OF THE MERGER ON THE STOCK OF THE CONSTITUENT CORPORATIONS;
                           SURRENDER OF CERTIFICATES

     SECTION 2.1 Effect on Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of any of Sub, the Company or the holders of any securities of the Constituent Corporations:

          (a) Capital Stock of Sub. Each issued and outstanding share of capital stock of Merger Sub C shall be converted into and become one validly issued, fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation.

          (b) Treasury Stock and Parent Owned Stock. Each share of Company Common Stock that is owned by the Company or by any Subsidiary of the Company and each share of Company Common Stock that is owned by Parent, Merger Sub C or any other Subsidiary of Parent shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (c) Conversion of Company Common Stock. Except as set forth in Item 2.1(c) of the Company Letter, as of the date hereof, no shares of Company Common Stock or Stock Equivalents were issued, reserved for issuance or outstanding. Each share of Company Common Stock issued and outstanding (other than shares of Company Common Stock to be cancelled in accordance with Section 2.1(b)) shall be converted into .455 (the "Conversion Number") validly issued, fully paid and nonassessable shares of Parent Common Stock (the "Per Share Stock Consideration"); provided, that each share of Company Common Stock with respect to which an election to receive only cash has been effectively made by a Public Holder and not revoked or lost pursuant to Section 2.1(d) (a "Cash Election"), shall be converted into the right to receive $18.00 in cash, without interest (the "Per Share Cash Consideration"). Notwithstanding the foregoing, in the event that (i) the Omnipoint Agreement is terminated or the transactions contemplated by the Omnipoint Agreement are not consummated by the Omnipoint

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     End Date and (ii) the Closing Date Market Price is less than $39.56, the
     Conversion Number shall be the amount determined by dividing $18.00 by the Closing Date Market Price, but shall not be greater than .50 or less than .455. In the event Investor exercises its right under Section 10.6 of the Investment Agreement ("Tag-Along Right"), the Operating Company Shares owned by Investor (as described in the Company Letter) shall be converted immediately prior to the Effective Time into such number of shares of Company Common Stock equal to the product of (i) such number of Operating Company Shares and (ii) the Exchange Rate, and the shares of Company Common Stock obtained by Investor through such conversion shall be converted into shares of Parent Common Stock pursuant to the Merger. In the event Investor does not exercise its Tag-Along Right, subject to the authorization, execution and delivery of the Indemnity Agreement, Parent hereby agrees to accept and be bound by all of the rights of Investor and its Affiliates under the Investment Agreement and the Joint Venture Agreement. As of the Effective Time, all such shares of Company Common Stock shall be converted in accordance with this paragraph, and when so converted, shall no longer be outstanding and shall automatically be retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive (i) certificates representing the shares of Parent Common Stock into which such shares of Company Common Stock have been converted, (ii) any dividends and other distributions in accordance with
     Section 2.2(d) and (iii) any cash, without interest, to be paid in lieu of any fractional share of Parent Common Stock in accordance with Section 2.2(e).

          (d) Cash Election by Public Holders. Each person who, at the Effective Time, is a record holder of shares of Company Common Stock other than the Series A Stockholder, Investor (with respect to Operating Company Shares owned by Investor which are converted into Company Common Stock immediately prior to the Merger pursuant to the Tag-Along Right) and holders of shares of Company Common Stock to be cancelled as set forth in Section 2.1(b) (such eligible holders hereinafter being referred to as the "Public Holders"), shall have the right to submit an election form (the "Cash Election Form") specifying the number of shares of Company Common Stock that such person desires to have converted into the right to receive the Per Share Cash Consideration pursuant to the Cash Election. Any eligible record holder who fails properly to submit a Cash Election Form on or prior to the Election Deadline in accordance with the procedures set forth in this Section 2.1(d) shall be entitled to receive the Per Share Stock Consideration for each share of Company Common Stock registered in the name of such holder. Any Cash Election shall be validly made only if the Exchange Agent shall have received a Cash Election Form by 5:00 p.m., New York City time on the twentieth Business Day (the "Election Deadline") after the date on which the Letter of Transmittal and Cash Election Form are sent to the Public Holders pursuant to Section 2.2(b). For a Cash Election made by a Public Holder to be valid, a Cash Election Form properly completed and executed (with the signature or signatures thereon guaranteed to the extent required by the Cash Election Form) must be delivered by such holder accompanied by such holder's Certificates, or by an appropriate guarantee of delivery of such Certificates from a member of any registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States as set forth in such Cash Election Form. Any holder of Company Common Stock who has made an election by submitting an Election Form to the Exchange Agent may at any time prior to the Election Deadline change such holder's election by submitting a revised Cash Election Form and/or a Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Company Common Stock may at any time prior to the Election Deadline revoke such holder's election by written notice to the Exchange Agent received by the close of business on the day prior to the Election Deadline, in which event such holder shall be entitled to receive only the Per Share Stock Consideration with respect to each share of Company Common Stock registered

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

     in the name of such holder immediately prior to the Effective Time. Parent shall have the right to make reasonable rules (which will be described in the Cash Election Form), not inconsistent with the terms of this Agreement, governing the validity of Cash Election Forms and the procedures for making Cash Elections.

          (e) Adjustment of Conversion Number. Except in connection with the Omnipoint Agreement, in the event of any reclassification, stock split or stock dividend with respect to Parent Common Stock, any change or conversion of Parent Common Stock into other securities or any other dividend or distribution with respect to Parent Common Stock (other than normal quarterly cash dividends as the same may be modified from time to time in the ordinary course), or if a record date with respect to any of the foregoing should occur, prior to the Effective Time, appropriate and proportionate adjustments, if any, shall be made to the Conversion Number and the Per Share Cash Election Consideration, and thereafter all references in this Agreement to the Conversion Number and the Per Share Cash Election Consideration shall be deemed to be to the Conversion Number and the Per Share Cash Election Consideration, respectively, as so adjusted.

     Notwithstanding the foregoing, in the event of any amendment of the Omnipoint Agreement that would result in a reclassification, stock split, or stock dividend with respect to Parent Common Stock, any change or conversion of Parent Common Shares into other securities or any other dividend or distribution with respect to Parent Common Stock, appropriate and proportionate adjustments, if any, shall be made to the Conversion Number and the Per Share Cash Election Consideration, and thereafter all references in this Agreement shall be deemed to be the Conversion Number and the Per Share Cash Election Consideration, respectively, as so adjusted.

     In the event that the aggregate number of shares of Company Common Stock and Stock Equivalents, not including shares issued or to be issued pursuant to the Debt/Equity Replacement Agreement and to TDS and Investor or shares which are or may be issued pursuant to Performance Options ("Adjusted Fully Diluted Shares") exceeds 85,839,161 shares as of the Effective Time, the Conversion Number shall be determined by dividing 39,056,818 by such number of Adjusted Fully Diluted Shares as of the Effective Time. The number of shares of Company Common Stock and Stock Equivalents for the purpose of such recalculation shall be determined in a manner consistent with the methodologies used in preparing
Item 2.1(c) of the Company Letter including without limitation the shares of Company Common Stock actually outstanding and shares of Company Common Stock issuable (i) in exchange for the Operating Company Shares whether or not Investor exercises its Tag-Along Rights as set forth in Section 10.6 of the Investment Agreement, (ii) pursuant to Company Stock Options determined using the treasury stock method, (iii) pursuant to the Restricted Stock Plan regardless of whether payment for the Restricted Stock units is made in cash or Company Common Stock, (iv) pursuant to the Tax-Deferred Savings Plan, (v) pursuant to the Compensation Plan for Non-Employee Directors, and (vi) any other Company Common Stock and Stock Equivalents outstanding as of the Effective Time; provided, for the purpose of such recalculation the shares of Company Common Stock issued or issuable pursuant to Performance Options and the shares issued or issuable pursuant to the Debt/Equity Replacement Agreement and to TDS and Investor shall be disregarded for purpose of the recalculation. The Conversion Number shall be subject to further adjustment as provided in the third sentence of Section 2.1(c) in the event that the Omnipoint Agreement is terminated or the transactions contemplated by the Omnipoint Agreement are not consummated by the Omnipoint End Date, provided that the Conversion Number determined pursuant to this Section 2.1(e) shall be used in lieu of .455.

     SECTION 2.2 Surrender of Certificates. (a) Exchange Agent. ChaseMellon Shareholder Services LLC shall act as exchange agent in the Merger (the "Exchange Agent"). As and when needed, but no later than twenty-five Business Days after the Effective Time, Parent shall deposit with the

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

Exchange Agent, in trust for the holders of certificates (the "Company Certificates") which immediately prior to the Effective Time represented shares of Company Common Stock converted in the Merger, (i) certificates (the "Parent Certificates") representing the shares of Parent Common Stock issuable pursuant to Section 2.1(c) with respect to shares of Company Common Stock which have been converted into the right to receive Parent Common Stock (such shares of Parent Common Stock, together with cash in lieu of fractional shares and any dividends or distributions with respect thereto in accordance with Section 2.2(d) being hereinafter referred to as the "Stock Consideration Fund"), and (ii) cash with respect to shares of Company Common Stock with respect to which a Cash Election has been properly made and not withdrawn or lost (the "Cash Consideration Fund") (the Stock Consideration Fund and the Cash Consideration Fund are hereinafter referred to as the "Exchange Fund").

     (b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, but no later than five Business Days after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a Company Certificate, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to a Company Certificate shall pass, only upon delivery of such Company Certificate to the Exchange Agent and shall be in a form and have such other provisions as Parent may reasonably specify), (ii) with respect to the Public Holders, the Cash Election Form and (iii) instructions for use in effecting the surrender of Company Certificates in exchange for the property described in the next sentence. Upon surrender for cancellation to the Exchange Agent of all Company Certificate(s) held by any holder of record of a Company Certificate, together with such letter of transmittal duly executed, such holder shall be entitled to receive in exchange therefor (x) the Per Share Cash Consideration if a Cash Election is properly and timely made or (y) a Parent Certificate (which shall not include any restrictive legends) representing the number of whole shares of Parent Common Stock into which the shares of Company Common Stock represented by the surrendered Company Certificate(s) shall have been converted at the Effective Time pursuant to Section 2.1(c), cash in lieu of any fractional share of Parent Common Stock in accordance with Section 2.2(e) and certain dividends and other distributions in accordance with Section 2.2(d); and the Company Certificate(s) so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, cash or a Parent Certificate representing shares of Parent Common Stock may be paid to or issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, if such Company Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a person other than the registered holder of such Company Certificate or establish to the satisfaction of the Surviving Corporation that such Tax has been paid or is not applicable. Until surrendered as contemplated by this
Section 2.2, each Company Certificate shall be deemed at any time after the Effective Time to represent only the right to receive (i) the Per Share Cash Consideration, subject to the delivery of a proper and timely Cash Election Form, or (ii)(A) certificates representing the shares of Parent Common Stock into which the shares of Company Common Stock represented by such Company Certificate have been converted, (B) any dividends and other distributions in accordance with Section 2.2(d) and (C) any cash, without interest, to be paid in lieu of any fractional share of Parent Common Stock in accordance with Section 2.2(e). Parent or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or under any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by Parent or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent or the Exchange Agent.

     (c) No Further Ownership Rights in Shares. All shares of Parent Common Stock issued and cash paid upon the surrender of Company Certificates in accordance with the terms of this Article II (including any cash paid pursuant to Section 2.2(d) or Section 2.2(e)) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Company Certificates. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Article II.

     (d) Dividends. No dividends or other distributions that are declared on or after the Effective Time on Parent Common Stock, or are payable to the holders of record thereof on or after the Effective Time, shall be paid to any person entitled by reason of the Merger to receive Parent Certificates, and no cash payment in lieu of any fractional share of Parent Common Stock shall be paid to any such person pursuant to Section 2.2(e), until such person shall have surrendered its Company Certificate(s) as provided in Section 2.2(b). Subject to applicable law, there shall be paid to each person receiving a Parent
Certificate: (i) at the time of such surrender or as promptly as practicable thereafter, the amount of any dividends or other distributions theretofore paid with respect to the shares of Parent Common Stock represented by such Parent Certificate and having a record date on or after the Effective Time and a payment date prior to such surrender; and (ii) at the appropriate payment date or as promptly as practicable thereafter, the amount of any dividends or other distributions payable with respect to such shares of Parent Common Stock and having a record date on or after the Effective Time but prior to such surrender and a payment date on or subsequent to such surrender. In no event shall the person entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

     (e) No Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Company Certificates pursuant to this Article II; no dividend or other distribution by Parent and no stock split shall relate to any such fractional share; and no such fractional share shall entitle the record or beneficial owner thereof to vote or to any other rights of a stockholder of Parent. In lieu of any such fractional share, each holder of shares of Company Common Stock who would otherwise have been entitled thereto upon the surrender of Company Certificate(s) for exchange pursuant to this Article II (other than with respect to shares of Company Common Stock for which an effective Cash Election has been made) will be paid an amount in cash (without interest), rounded to the nearest whole cent, determined by multiplying (i) the per share closing price on the Nasdaq National Market System ("Nasdaq") of Parent Common Stock (as reported on the Nasdaq) on the date on which the Effective Time shall occur (or, if Parent Common Stock shall not trade on the Nasdaq on such date, the first day of trading in Parent Common Stock on the Nasdaq thereafter) by (ii) the fractional share to which such holder would otherwise be entitled.

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to holders of Company Common Stock for twelve months after the Effective Time shall be delivered to Parent, upon demand, and any holders of Company Common Stock who have not theretofore complied with this Article II and the instructions set forth in the letter of transmittal mailed to such holders after the Effective Time shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) for payment of cash pursuant to the Cash Election or shares of Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to such shares of Parent Common Stock to which they are entitled.

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

     (g) No Liability. None of Parent, Sub, the Company or the Exchange Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Merger Sub C as follows:

     SECTION 3.1 Organization. The Company and each of its Subsidiaries (collectively, the "Company Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority has not had and would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization. The Company and each of the Company Subsidiaries is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization. The Company has delivered to Parent complete and correct copies of its Restated Certificate of Incorporation and By-laws and has made available to Parent the Certificate of Incorporation and By-laws (or similar organizational documents) of each of the Company Subsidiaries.

     SECTION 3.2 Subsidiaries. Item 3.2 of the Company Letter lists each Company Subsidiary and any Investment Entities. All of the outstanding shares of capital stock of each Company Subsidiary that is a corporation have been validly issued and are fully paid and nonassessable. Except as set forth in Item 3.2 of the Company Letter, all of the outstanding shares of capital stock of each Subsidiary of the Company are owned by the Company, by Subsidiaries of the Company or by the Company and Subsidiaries of the Company, free and clear of all Liens. Except as set forth in Item 3.2 of the Company Letter, (i) the Company and its Subsidiaries have no on-going obligations, agreements, commitments, rights, understandings or arrangements with respect to any Investment Entities, including funding obligations; and (ii) all Investment Interests are owned by the Company or its Subsidiaries free and clear of all Liens. Except as set forth in Item 3.2 of the Company Letter and except for the capital stock owned by the Company in its Subsidiaries, neither the Company nor any of its Subsidiaries owns, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture, limited liability company or other entity.

     SECTION 3.3 Capital Structure. The authorized capital stock of the Company consists of 60,000,000 Company Series A Common Shares, 100,000,000 Company Common Shares, 60,000,000 Series B Common Shares, $1.00 par value (the "Company Series B Common Shares") and 10,000,000 shares of Preferred Stock, $1.00 par value (the "Company Preferred Stock"). At the close of business on September 16, 1999, (i) no shares of Company Preferred Stock and no Series B Common Shares were outstanding, (ii) 40,000,000 Company Series A Common Shares and 31,930,588 Company Common Shares were issued and outstanding, (iii) no shares of Company Common Stock were held by the Company in treasury, (iv) 40,000,000 Company Common Shares were reserved for issuance upon conversion of the Company Series A Common Shares, (v) 2,960,480 Company Common Shares were reserved for issuance pursuant to outstanding stock options (the "Company Stock Options") to purchase Company Common Shares under the Company's 1996 Long-Term Incentive Plan (the "Company Long-Term Incentive Plan"), (vi) 456,000 Company Common

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

Shares were reserved for issuance pursuant to the Company's Retention Restricted Stock Unit Plan (the "Restricted Stock Plan"), (vii) 114,514 Company Common Shares were reserved for issuance pursuant to the Tax Deferred Savings Plan,
(viii) 6,056 Company Common Shares were reserved for issuance pursuant to the Company's Compensation Plan for Non-Employee Directors and (ix) as described in
Item 3.2 of the Company Letter, Company Common Shares were reserved for issuance to the Investor in Aerial Operating Company, Inc. ("Operating Company"). Except as set forth above and in Item 3.2 and 3.3 of the Company Letter, and except for Company Common Shares which are reserved for issuance in exchange for shares of Company Series A Common Shares in accordance with the Company's Restated Certificate of Incorporation, as of the date hereof, no shares of Company Common Stock or shares of capital stock of any Subsidiary of the Company were issued, reserved for issuance or outstanding and there are no stock appreciation rights, phantom stock rights or other contractual rights the value of which is determined in whole or in part by the value of any capital stock ("Stock Equivalents") of the Company or any Subsidiary of the Company. Each outstanding share of Company Common Stock is, and each share of Company Common Stock which may be issued pursuant to the Company Benefit Plans and the other agreements and instruments listed above will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of the Company or any Subsidiary of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the Company's stockholders may vote. Except as set forth above or in Item 3.3 of the Company Letter, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind obligating the Company or any of the Company Subsidiaries to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of capital stock or other voting securities or Stock Equivalents of the Company or of any of the Company Subsidiaries or obligating the Company or any of the Company Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

     Except as set forth in Item 3.3 of the Company Letter, as of the date of this Agreement, there are no outstanding contractual obligations of the Company or any of the Company Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of the Company Subsidiaries.

     SECTION 3.4 Authority. The Board of Directors of the Company, at a meeting duly called and held, duly adopted resolutions approving this Agreement, the Reorganization and the Stockholder Agreement, determining that the Reorganization, including the Merger, is fair to, and in the best interests of, the Company's stockholders and recommending that the Company's stockholders adopt this Agreement. The Company has requisite corporate power and authority to execute and deliver this Agreement and, subject to approval by the Company's stockholders of the Reorganization, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Reorganization and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to approval by the Company's stockholders of this Agreement and the Reorganization. This Agreement has been duly executed and delivered by the Company and (assuming the valid authorization, execution and delivery of this Agreement by Parent and Sub) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

     SECTION 3.5 Consents and Approvals; No Violations. Except as set forth in
Item 3.5 of the Company Letter, except for filings, permits, authorizations, consents and approvals as may be

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required under the Securities Act, the Exchange Act, the Communications Act, the
HSR Act, the DGCL, and under the rules, regulations and published decisions of the FAA, the FCC and state public utility or service commissions or similar agencies, and except as may be required in connection with the Transfer Taxes described in Section 6.11, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Restated Certificate of Incorporation or By-laws of the Company or of the similar organizational documents of any of the Company Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (iv) violate any order, writ, judgment, injunction, decree, statute, rule or regulation applicable to the Company, any of the Company Subsidiaries or any of their properties or assets, or (v) result in the creation or imposition of any Lien on any asset of the Company or its Subsidiaries except in the case of clauses (iii), (iv) or (v) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization.

     SECTION 3.6 SEC Documents and Other Reports. The Company has filed with the SEC all documents required to be filed by it since April 25, 1996 under the Securities Act or the Exchange Act (the "Company SEC Documents"). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date so filed, and at the time filed with the SEC none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Documents comply as of their respective dates in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except in the case of the unaudited statements, as permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). The Company and its Subsidiaries have not made any material misstatements of fact, or omitted to disclose any fact, to any Government Entity or in any report, document or certificate filed therewith, which misstatements or omissions, individually or in the aggregate, could reasonably be expected to subject any material licenses or authorizations to revocation or failure to renew, except to the extent that such revocation or failure to renew would not have a Material Adverse Effect on the Company or the transactions contemplated by this Agreement.

     SECTION 3.7 Absence of Material Adverse Change. Except as disclosed in Item
3.7 of the Company Letter or in the documents filed by the Company with the SEC and publicly available prior to the date of this Agreement (the "Company Filed SEC Documents"), since December 31, 1998 the Company and its Subsidiaries have conducted their respective businesses in all material respects only

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in the ordinary course, consistent with past practices, and there has not been
(i) any Material Adverse Change with respect to the Company, (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to its capital stock or any redemption, purchase or other acquisition of any of its capital stock, (iii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iv) any change in accounting methods, principles or practices by the Company affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles.

     SECTION 3.8 Information Supplied. None of the information supplied or to be supplied by the Company specifically for inclusion or incorporation by reference in (i) the Registration Statement or (ii) the proxy statement (together with any amendments or supplements thereto, the "Joint Proxy Statement") relating to the Stockholders Meetings, will, in the case of the Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of the Joint Proxy Statement, at the time of the mailing of the Joint Proxy Statement, the time of the Stockholders Meetings and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meetings which has become false or misleading. The Registration Statement will comply (with respect to the Company) as to form in all material respects with the requirements of the Securities Act, and the Joint Proxy Statement will comply (with respect to the Company) as to form in all material respects with the requirements of the Exchange Act.

     SECTION 3.9 Permits; Compliance with Laws. (a) Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), except where the failure to have any of the Company Permits would not, individually or in the aggregate, have a Material Adverse Effect on the Company, and, as of the date of this Agreement, no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the suspension or cancellation of any of the Company Permits would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for possible violations that would not reasonably be expected to have a Material Adverse Effect on the Company or prevent, or result in a material delay in, the consummation of the Reorganization.

          (b)(i) The Company and each of its Subsidiaries holds, and is qualified and eligible to hold, all material licenses, permits and other authorizations issued or to be issued by the FCC to such entity for the operation of their respective businesses, all of which are set forth in
     Item 3.9(b)(i) of the Company Letter (the "Company FCC Licenses").

          (ii) The Company FCC Licenses are valid and in full force and effect and neither the Company nor any of its Subsidiaries is or has been delinquent in payment on or in default under any installment obligation owed to the United States Treasury in connection with the Company FCC Licenses. As used herein, the term "full force and effect" means that (i) the orders issuing the Company FCC Licenses have become effective, (ii) no stay of effectiveness of such orders has been issued by the FCC, and (iii) the Company FCC Licenses have not been invalidated by any subsequent published FCC action.

          (iii) All material reports and applications required by the Communications Act or required to be filed with the FCC by the Company or any of its Subsidiaries have been filed and are accurate and complete in all material respects.

          (iv) The Company and its Subsidiaries are, and have been, in compliance in all material respects with, and the wireless communications systems operated pursuant to the Company FCC Licenses are and have been operated in compliance in all material respects with, the Communications Act.

          (v) There is not pending as of the date hereof any application, petition, objection, pleading or proceeding with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of the Company or any of its Subsidiaries which questions the validity of or contests any Company FCC License or which presents a substantial risk that, if accepted or granted, or concluded adversely, could result in (as applicable) the revocation, cancellation, suspension, dismissal, denial or any materially adverse modification of any Company FCC License or imposition of any substantial fine or forfeiture against the Company or any of its Subsidiaries except as set forth in Item 3.9(b)(v) of the Company Letter.

          (vi) No facts are known to the Company or its Subsidiaries which if known by a Governmental Entity of competent jurisdiction would present a substantial risk that any Company FCC License could be revoked, cancelled, suspended or materially adversely modified or that any substantial fine or forfeiture could be imposed against the Company or any of its Subsidiaries.

     SECTION 3.10 Tax Matters. Except as set forth in Item 3.10 of the Company Letter or as would not have a Material Adverse Effect on the Company, (i) the Company and each of its Subsidiaries have timely filed (after taking into account any extensions to file) all Tax Returns required to be filed by them either on a separate or combined or consolidated basis; (ii) all such Tax Returns are complete and accurate and disclose all taxes required to be paid for the periods covered thereby; (iii) the Company and its Subsidiaries have paid or caused to be paid all taxes shown as due on such Tax Returns and all Taxes for which no Tax Return was required to be filed, and the financial statements contained in the most recent Company SEC Documents reflect an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements; (iv) none of the Company or any Subsidiary has waived in writing any statute of limitations in respect of Taxes; (v) the Tax Returns referred to in clause (i) relating to income Taxes have been examined by the appropriate taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (vi) there is no action, suit, investigation, audit, claim or assessment pending or proposed in writing with respect to taxes of the Company or any of its Subsidiaries; (vii) there are no liens for Taxes upon the assets of the Company or any Subsidiary except for liens relating to current Taxes not yet due; (viii) all Taxes which the Company or any Subsidiary is required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid or accrued on the books of the Company or such Subsidiary; (ix) none of the Company or any Subsidiary has been a member of any group of corporations filing Tax Returns on a consolidated, combined, unitary or similar basis other than each such group of which it is currently a member; (x) no deduction of any amount that would otherwise be deductible by the Company or any of its Subsidiaries with respect to taxable periods ending on or before the Effective Time could be disallowed under Section 162(m) of the Code; (xi) neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (a) in the two years prior to the date of this Agreement or (b) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Reorganization; (xii) neither the Company nor any of its Subsidiaries is a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code; and (xiii) as a result of the Reorganization, neither the Company nor Parent will be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

     SECTION 3.11 Liabilities. Except as set forth in the Company Filed SEC Documents or Item 3.11 of the Company Letter, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Company and its Subsidiaries or in the notes thereto, other than liabilities and obligations incurred in the ordinary course of business since December 31, 1998 and liabilities which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

     SECTION 3.12 Benefit Plans; Employees and Employment Practices. (a) Except as disclosed in the Company Filed SEC Documents or Item 3.12(a) of the Company Letter, neither the Company nor any of its Subsidiaries has adopted or amended in any material respect any Company ERISA Benefit Plan since the date of the most recent audited financial statements included in the Company Filed SEC Documents. Except as set forth in Item 3.12(a) of the Company Letter, the Company does not have any commitment to create, adopt or contribute to any additional plan covering any active, former or retired employees of the Company. Except as disclosed in Item 3.12(a) of the Company Letter or in the Company Filed SEC Documents, as of the date of this Agreement, there exist no material employment, consulting, severance, bonus, incentive or termination agreements between the Company or any of its Subsidiaries and any current or former employee, officer or director of the Company or any of its Subsidiaries.

     (b) Item 3.12(b) of the Company Letter contains a list of all ERISA Benefit Plans sponsored by the Company or its ERISA Affiliates. None of the Company, any of its Subsidiaries, any officer of the Company or any of its Subsidiaries or any of the ERISA Benefit Plans has on or before the date of this Agreement engaged in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any ERISA Benefit Plan that could reasonably be expected to subject the Company, any of its Subsidiaries or any officer of the Company or any of its Subsidiaries to any material Tax on prohibited transactions imposed by Section 4975 of the Code or to any material liability under Section 502(i) or (l) of ERISA where the Tax or liability that would be reasonably expected to occur would have a Material Adverse Effect on the Company. Except as disclosed in Item 3.12(b) of the Company Letter, none of the Company, its Subsidiaries or any ERISA Affiliate has at any time during the five-year period preceding the date hereof contributed to any "multiemployer plan" (as defined in Section 3(37) of ERISA).

     (c) Except as disclosed in Item 3.12(c) of the Company Letter, and except for such matters as could not be reasonably expected to have a Material Adverse Effect on the Company, to the extent applicable, (i) each Company ERISA Benefit Plan complies with the requirements of ERISA and the Code, (ii) each Company ERISA Benefit Plan intended to be qualified under Section 401 (a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred since the date of that determination that could reasonably be expected to adversely affect the qualified status of such plan and its related trust is tax-exempt and has been so since its creation, and (iii) each Company ERISA Benefit Plan has been maintained and administered in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Company ERISA Benefit Plans.

     (d) Except as disclosed in Item 3.12(d) of the Company Letter, all material contributions, reserves or premium payments to the Company ERISA Benefit Plan, accrued to the date hereof have been made or provided for.

     (e) Except as disclosed in Item 3.12(e) of the Company Letter, and except for any liability as could not be reasonably expected to have a Material Adverse Effect on the Company, the Company has not incurred any liability under Subtitle C or D of Title IV of ERISA with respect to any "single-employer plan" within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by Company, or any entity which is considered one employer with Company under
Section 4001 of ERISA.

     (f) Except as disclosed in Item 3.12(f) of the Company Letter, the Company has no obligation for retiree health and life benefits under any Company ERISA Benefit Plan, except as required to avoid excise taxes under Section 4980(B) of the Code and the terms of the Company ERISA Benefit Plans permit the Company to amend or terminate such Company ERISA Benefit Plans without incurring liability thereunder.

     (g) Except as disclosed in Item 3.12 (g) of the Company Letter, the Company has not engaged in, nor is it a successor or parent corporation to an entity that has engaged in a transaction described in Section 4069 of ERISA.

     (h) Except as disclosed in Item 3.12(h) of the Company Letter or the Company Filed SEC Documents, neither the Company nor any of its ERISA Affiliates has any current or projected liability in respect of post employment or post retirement welfare benefits for retired or former employees of the Company.

     (i) Except as disclosed in Item 3.12(i) of the Company Letter, no tax under
Section 4980B of the Code has been incurred in respect of any Company ERISA Benefit Plan that is a group health plan, as defined in Section 5000(b)(1) of the Code.

     (j) Except as disclosed in Item 3.12(j) of the Company Letter, as of the date of this Agreement there is no pending dispute, arbitration, claim, suit or grievance involving a Company Benefit Plan (other than routine claims for benefits payable under any such Company Benefit Plan) that would reasonably be expected to have a Material Adverse Effect on the Company.

     (k) Item 3.12(k) of the Company Letter contains a list setting forth the name and current annual salary and other compensation payable to each Significant Employee, and the profit sharing, bonus or other form of additional compensation paid or payable by the Company or its Subsidiaries to or for the benefit of each such person for the current fiscal year. Except as set forth in
Item 3.12(k) of the Company Letter, there are no oral or written contracts, agreements or arrangements obligating the Company or any of its Subsidiaries to increase the compensation or benefits presently being paid or hereafter payable to any Significant Employees or any oral employment or consulting or similar arrangements regarding any Significant Employee which are not terminable without liability on thirty days' or less prior notice and lists all written employment and consulting agreements with respect to any Significant Employee. The Company has provided true and correct copies of all employment agreements listed on Item 3.12(k). Except for severance obligations to Significant Employees set forth in
Item 3.12(k) of the Company Letter, there is not due or owing and there will not be due and owing at the Effective Time to any Significant Employees, any sick pay, severance pay (whether arising out of the termination of a Significant Employee prior to, on, or subsequent to the Effective Time), compensable time or pay, including salary, commission and bonuses, personal time or pay or vacation time or vacation pay attributable to service rendered on or prior to the Effective Time. Except as disclosed in Item 3.12(k) of the Company Letter and other than claims made in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $500,000 neither the Company nor any of its Subsidiaries have any liability arising out of claims made or suits brought (including workers' compensation claims and claims or suits for contribution to, or indemnification of, third parties, occupational health and safety, environmental, consumer protection or equal employment matters) for injury, sickness, disease, discrimination, death or termination of employment of any Significant Employee, or other employment matter to the extent attributable to an event occurring or a state of facts existing on or prior to the Effective Time.

     (l) The Company and each of its Subsidiaries (i) is in compliance with all applicable Federal and state laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Company Employees, except where the failure to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect on the Company or any of its Subsidiaries or their financial condition or business; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Company Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, except as would reasonably be expected to not have a Material Adverse Effect on the Company; and (iv) (other than routine payments to be made in the normal course of business and consistent with past practice) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, Social Security or other benefits for Company Employees.

     (m) Except as disclosed in Item 3.12(m) of the Company Letter, as of the date of this Agreement there are no material controversies, strikes, work stoppages or disputes pending between the Company or any of its Subsidiaries and any current or former employees, and no organizational effort by any labor union or other collective bargaining unit currently is under way with respect to any employee, which in any such case would reasonably be expected to have a Material Adverse Effect on the Company. None of the Company or any of its Subsidiaries is a party to a collective bargaining agreement. Except as set forth in Item 3.12(m) of the Company Letter, there is no, and there is not threatened, any labor dispute, grievance or litigation relating to labor, safety or discrimination matters involving any Company Employee including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. There has been no engagement in any unfair labor practices by the Company or its Subsidiaries within the meaning of the National Labor Relations Act which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

     SECTION 3.13 Litigation. Except with respect to the matters addressed in Annex E hereto or as disclosed in Item 3.13 of the Company Letter or in the Company Filed SEC Documents, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to the Company's knowledge, threatened, against the Company or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization. Except as disclosed in Item 3.13 of the Company Letter or in the Company Filed SEC Documents, neither the Company nor any of its Subsidiaries is subject to any outstanding judgment, order, writ, injunction or decree that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization.

     SECTION 3.14 Environmental Matters. Except as set forth in the Company Filed SEC Documents or in Item 3.14 of the Company Letter, neither the Company nor any of its Subsidiaries has (i) not been in compliance with any Environmental Laws or Environmental Permits, except for such non-compliance as, taken individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect on the Company or its Subsidiaries; (ii) stored, released or disposed of any Hazardous Substances on, under or at any of the Company's or any of its Subsidiaries' properties or any other properties, other than in a manner that would not, in all such cases taken individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company, (iii) any knowledge of the presence of any Hazardous Substances that have been released into the environment on, under or at any of the Company's or any of its Subsidiaries' properties other than that which would not reasonably be expected to result in a Material Adverse Effect on the Company, or (iv) received any written notice (A) of any violation of any applicable Environmental Law that has not been resolved or settled with the relevant Governmental Entity and with respect to which there are no continuing material obligations, (B) of the institution or pendency of any suit, action, claim, proceeding or investigation by any Governmental Entity or any third party in connection with any such violation, (C) by any Governmental Entity requiring remediation of Hazardous Substances at or arising from any of the Company's or any of its Subsidiaries' properties or any other properties, (D) alleging noncompliance by the Company or any of its Subsidiaries with the terms of any permit required under any Environmental Law in any manner reasonably likely to require material expenditures or to result in material liability that has not been resolved or settled and with respect to which there are no continuing material obligations or (E) demanding payment for response to or remediation of Hazardous Substances at or arising from any of the Company's or any of its Subsidiaries' properties or any other properties, except in each case for the notices set forth in Item
3.14 of the Company Letter and except in each case for notices that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company.

     SECTION 3.15 Section 203 of DGCL. Under the Company's Restated Certificate of Incorporation, Section 203 of the DGCL is inapplicable to the Reorganization, this Agreement and the Stockholder Agreement and, accordingly, neither such Section nor, to the knowledge of the Company, any other antitakeover or similar statute or regulation applies to any such transactions. To the knowledge of the Company, no other "control share acquisition," "fair price," "moratorium" or other antitakeover laws or regulations enacted under U.S. federal or state laws applicable to the Company apply to this Agreement or any of the transactions related thereto.

     SECTION 3.16 Intellectual Property. Item 3.16 of the Company Letter sets forth a complete list of all Intellectual Property Rights. Except as set forth in the Company Filed SEC Documents or in Item 3.16 of the Company Letter, the Intellectual Property Rights consist solely of items and rights which are: (i) owned by the Company or its Subsidiaries, (ii) in the public domain, or (iii) rightfully used by Company or its Subsidiaries pursuant to a license, and, with respect to Intellectual Property Rights owned by the Company or its Subsidiaries, the Company or its Subsidiaries own the entire right, title and interest in and to such Intellectual Property Rights free and clear of any Liens. The Company and its Subsidiaries have all rights in the Intellectual Property Rights necessary to carry out the current and anticipated future (up to the Closing) activities of the Company and its Subsidiaries. The Intellectual Property Rights do not infringe on any proprietary right of any Person. No claims (x) challenging the validity, effectiveness, or ownership by the Company or its Subsidiaries of any of the Intellectual Property Rights, or (y) to the effect that the Intellectual Property Rights infringe or will infringe on any intellectual property or other proprietary right of any person have been asserted or, to the Company's knowledge, are threatened by any person nor to the Company's knowledge are there any valid grounds for any bona fide claim of any such kind. To the best of the Company's knowledge, there is no material unauthorized use, infringement or misappropriation of any of the Intellectual Property Rights by any third party, employee or former employee of the Company or its Subsidiaries.

     SECTION 3.17 Opinion of Financial Advisor. The Company has received the opinion of Donaldson Lufkin & Jenrette Securities Corporation ("Company Financial Advisor"), dated the date hereof, to the effect that, as of the date hereof, the consideration to be received in the Reorganization by the Company's stockholders is fair to the Company's stockholders from a financial point of view, a copy of which opinion has been delivered to Parent.

     SECTION 3.18 Brokers. Except for the Company Financial Advisor and Wasserstein Perella & Company, Inc., the financial advisor to the Special Committee of the Board of Directors of the Company, the fees and expenses of each of which will be paid by the Company (and are reflected in agreements with the Company, true and correct copies of which have been furnished to Parent), no broker, investment banker, financial advisor or other person, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

     SECTION 3.19 Tax Status. To the knowledge of the Company after due investigation, neither the Company nor any of its Affiliates has taken any action or failed to take any action which action or failure would jeopardize the qualification of either the Merger or the VoiceStream Merger as a reorganization within the meaning of Section 368(a) of the Code and/or as part of a transaction described in Section 351(a) of the Code. To the knowledge of the Company after due investigation, there are no facts or circumstances relating to the Company or its Affiliates, including any covenants or undertakings of the Company pursuant to this Agreement, that would prevent Sidley & Austin from delivering the opinion referred to in Section 7.2(b) as of the date hereof.

     SECTION 3.20 Contracts. Except as set forth in the Company Filed SEC Documents or in Item 3.20 of the Company Letter, neither the Company nor any of its Subsidiaries is a party to or bound by (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or any agreement, contract or commitment the loss or termination of which would have a Material Adverse Effect on the Company; (ii) any non-competition agreement or any other agreement or obligation which materially limits or will materially limit the Company or any of its Subsidiaries from engaging in the business of providing wireless communications services or from developing wireless communications technology anywhere in the world; or (iii) any management agreement, technical services agreement or other agreement whereby the Company or any of its Subsidiaries is provided or is required to provide management or technical services to any other Person. With such exceptions as, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Material Adverse Effect on the Company or its Subsidiaries, (x) each of the contracts, agreements and commitments of the Company or its Subsidiaries is valid and in full force and effect and (y) neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of any such contract, agreement or commitment. To the knowledge of the Company, no counterparty to any such contract, agreement or commitment has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both would constitute a default or other breach under the provisions of, such contract, agreement or commitment, except for defaults or breaches which, individually or in the aggregate, have not had, or would not reasonably be expected to have, a Material Adverse Effect on the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, or otherwise a guarantor of or liable with respect to, any interest rate, currency or other swap or derivative transaction, other than any such transactions which are not material to the business of the Company or its Subsidiaries. The Company has provided or made available to Parent a copy of each agreement described in item (i), (ii) and (iii) above.

     SECTION 3.21 Vote Required. The only vote of the holders of any class or series of capital stock of the Company necessary to approve this Agreement and the transactions contemplated hereby is the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock.

     SECTION 3.22 Transactions with Affiliates. Except as described in Item 3.22 of the Company Letter or the Company Filed SEC Documents, no Affiliate of the Company nor any stockholder, officer, director, partner, member, consultant or employee of any thereof, is at the date hereof a party to any transaction with the Company or any of its Subsidiaries, including any contract or arrangement providing for the furnishing of services to or by, providing for rental of real or personal property (including intellectual property) to or from, or otherwise requiring payments to or from the Company or any of its Subsidiaries, or any Affiliate thereof.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Merger Sub C represent and warrant to the Company as follows:

     SECTION 4.1 Organization. Parent, Sub, Merger Sub A, Merger Sub B and each of Parent's Subsidiaries (collectively, the "Parent Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has requisite corporate or other organizational power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority has not had and would not reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization. Each of Parent and Merger Sub C is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization.

     SECTION 4.2 Ownership of Merger Subs. All of the outstanding shares of capital stock of each Merger Sub have been validly issued and are fully paid and nonassessable. All of the outstanding shares of capital stock of each Merger Sub are owned by Holding.

     SECTION 4.3 Capital Structure. The authorized capital stock of Holding consists of 400,000,000 shares of common stock, par value $0.001 per share ("Holding Common Stock"), of which one share has been issued to VoiceStream at a price of $2.00 as of the date hereof, and 5,000,000 shares of preferred stock, par value $0.001 per share, none of which are outstanding as of the date hereof. The authorized capital stock of VoiceStream consists of 300,000,000 shares of VoiceStream common stock ("VoiceStream Common Stock") and 50,000,000 shares of VoiceStream preferred stock ("VoiceStream Preferred Stock"). As of the close of business on September 15, 1999, (i) there were outstanding 95,765,505 shares of VoiceStream Common Stock (inclusive of all shares of restricted stock granted under any compensatory plans or arrangements); (ii) 7,600,000 shares of VoiceStream common Stock had been authorized pursuant to the VoiceStream stock option plan (the "VoiceStream Option Plan"), of which 4,590,542 shares are issued and outstanding; (iii) 1,000,000 shares of VoiceStream Common Stock had been authorized pursuant to the VoiceStream employee stock purchase plan (the "VoiceStream ESPP"), of which 158,092 shares have been issued; (iv) 200,000 shares of VoiceStream Common Stock had been authorized under the VoiceStream executive restricted stock plan (the "VoiceStream ERSP"), of which no shares have been issued; (v) no phantom shares or stock units had been issued under any stock option, compensation or deferred compensation plan or arrangement with respect to VoiceStream Common Stock; and (vi) there were outstanding no VoiceStream warrants for VoiceStream Common Stock and no shares of VoiceStream Preferred Stock. Each outstanding share of VoiceStream Common Stock is, and each share of VoiceStream Common Stock which may be issued pursuant to the VoiceStream ESPP or VoiceStream ERSP will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of Parent or any Subsidiary of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which Parent's stockholders may vote. Except for this Agreement, as set forth above or in Item 4.3 of the Parent Letter, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind obligating Parent or any of the Parent Subsidiaries to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of capital stock or other voting securities or Stock Equivalents of Parent or of any of the Parent Subsidiaries or obligating Parent or any of the Parent Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

     As of the date of this Agreement, there are no outstanding contractual obligations of Parent or any of the Parent Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Parent or any of the Parent Subsidiaries.

     SECTION 4.4 Authority. The Board of Directors of Parent, at a meeting duly called and held, duly adopted resolutions approving this Agreement, the Reorganization and the Stockholder Agreement, determining that the Reorganization, including the Merger, and the issuance (the "Parent Share Issuance") of shares of Parent Common Stock in accordance with the Reorganization, is fair to, and in the best interests of, Parent's stockholders. The Board of Directors of Merger Sub C has declared the Reorganization advisable and approved this Agreement. Parent and Merger Sub C have the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Merger Sub C and the consummation by Parent and Merger Sub C of the Reorganization and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub C subject, in the case of Parent, to the approval of the Reorganization and the Parent Share Issuance by Parent's stockholders. This Agreement has been duly executed and delivered by Parent and Merger Sub C and (assuming the valid authorization, execution and delivery of this Agreement by the Company) constitutes the valid and binding obligation of each of Parent and Merger Sub C enforceable against each of them in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity. The Parent Share Issuance, the filing of a registration statement on Form S-4 with the SEC by Parent under the Securities Act of 1933, as amended, for the purpose of registering the shares of Parent Common Stock to be issued in connection with the Reorganization (together with any amendments or supplements thereto, whether prior to or after the effective date thereof, the "Registration Statement") have been duly authorized by Parent's Board of Directors.

     SECTION 4.5 Consents and Approvals; No Violations. Except as set forth in
Item 4.5 of the Parent Letter, except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, the Communications Act, the HSR Act, the DGCL, and under the rules, regulations and published decisions of the FAA, the FCC and state public utility or service commissions or similar agencies, and except as may be required in connection with the Transfer Taxes described in Section 6.11, neither the execution, delivery or performance of this Agreement by Parent and Merger Sub C nor the consummation by Parent and Merger Sub C of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective certificate of incorporation or By-laws of Parent and Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (iv) violate any order, writ, judgment, injunction, decree, statute, rule or regulation applicable to Parent, any of its Subsidiaries or any of their properties or assets, or (v) result in the creation or imposition of any Lien on any asset of the Company or its Subsidiaries except in the case of clauses (iii), (iv) or (v) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization.

     SECTION 4.6 SEC Documents and Other Reports. Parent has filed with the SEC all documents required to be filed by it since December 31, 1998 under the Securities Act or the Exchange Act (the "Parent SEC Documents"). As of their respective filing dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date so filed, and at the time filed with the SEC none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the Parent SEC Documents comply as of their respective dates in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except in the case of the unaudited statements, as permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Parent and its Subsidiaries have not made any material misstatements of fact, or omitted to disclose any fact, to any Government Entity or in any report, document or certificate filed therewith, which misstatements or omissions, individually or in the aggregate, could reasonably be expected to subject any material licenses or authorizations to revocation or failure to renew, except to the extent that such revocation or failure to renew would not have a Material Adverse Effect on Parent or the transactions contemplated by this Agreement.

     SECTION 4.7 Absence of Material Adverse Change. Except as disclosed in Item
4.7 of the Parent Letter or in the documents filed by Parent with the SEC and publicly available prior to the date of this Agreement (the "Parent Filed SEC Documents"), since December 31, 1998 Parent and its Subsidiaries have conducted their respective businesses in all material respects only in the ordinary course, consistent with past practices, and there has not been (i) any Material Adverse Change with respect to Parent, (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to its capital stock (other than regular quarterly cash dividends) or any redemption, purchase or other acquisition of any of its capital stock, (iii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iv) any change in accounting methods, principles or practices by Parent affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles.

     SECTION 4.8 Information Supplied. None of the information supplied or to be supplied by Parent specifically for inclusion or incorporation by reference in
(i) the Registration Statement or (ii) the Joint Proxy Statement, will, in the case of the Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of the Joint Proxy Statement, at the time of the mailing of the Joint Proxy Statement, the time of the Stockholders Meetings and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meetings which has become false or misleading. The Registration Statement will comply (with respect to Parent) as to form in all material respects with the requirements of the Securities Act and the Joint Proxy Statement will comply (with respect to Parent) as to form in all material respects with the requirements of the Exchange Act.

     SECTION 4.9 Permits; Compliance with Laws. (a) Each of Parent and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, charters, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for Parent or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Parent Permits"), except where the failure to have any of the Parent Permits would not, individually or in the aggregate, have a Material Adverse Effect on Parent, and, as of the date of this Agreement, no suspension or cancellation of any of the Parent Permits is pending or, to the knowledge of Parent, threatened, except where the suspension or cancellation of any of the Parent Permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. The businesses of Parent and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for possible violations that would not reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization.

          (b)(i) Parent and each of its Subsidiaries holds, and is qualified and eligible to hold, all material licenses, permits and other authorizations issued or to be issued by the FCC to such entity for the operation of their respective businesses, all of which are set forth in Item 4.9(b)(i) of Parent Letter (the "Parent FCC Licenses").

          (ii) Parent FCC Licenses are valid and in full force and effect and neither Parent nor any of its Subsidiaries is or has been delinquent in payment on or in default under any installment obligation owed to the United States Treasury in connection with Parent FCC Licenses. As used herein, the term "full force and effect" means that (i) the orders issuing the Parent FCC Licenses have become effective, (ii) no stay of effectiveness of such orders has been issued by the FCC, and (iii) the Parent FCC Licenses have not been invalidated by any subsequent published FCC action.

          (iii) All material reports and applications required by the Communications Act or required to be filed with the FCC by Parent or any of its Subsidiaries have been filed and are accurate and complete in all material respects.

          (iv) Parent and its Subsidiaries are, and have been, in compliance in all material respects with, and the wireless communications systems operated pursuant to Parent FCC Licenses are and have been operated in compliance in all material respects with, the Communications Act.

          (v) There is not pending as of the date hereof any application, petition, objection, pleading or proceeding with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of Parent or any of its Subsidiaries which questions the validity of or contests any Parent FCC License or which presents a substantial risk that, if accepted or granted, or concluded adversely, could result in (as applicable) the revocation, cancellation, suspension, dismissal, denial or any materially adverse modification of any Parent FCC License or imposition of any substantial fine or forfeiture against Parent or any of its Subsidiaries except as set forth in Item 4.9(b)(v) of Parent Letter.

          (vi) No facts are known to Parent or its Subsidiaries which if known by a Governmental Entity of competent jurisdiction would present a substantial risk that any Parent FCC License could be revoked, cancelled, suspended or materially adversely modified or that any substantial fine or forfeiture could be imposed against Parent or any of its Subsidiaries.

     SECTION 4.10 Tax Matters. Except as set forth in Item 4.10 of the Parent Letter or as would not have a Material Adverse Effect on Parent, (i) Parent and each of its Subsidiaries have timely filed (after taking into account any extensions to file) all Tax Returns required to be filed by them either on a separate or combined or consolidated basis; (ii) all such Tax Returns are complete and accurate and disclose all Taxes required to be paid for the periods covered thereby; (iii) Parent and its Subsidiaries have paid or caused to be paid all Taxes shown as due on such Tax Returns and all Taxes for which no Tax Return was required to be filed, and the financial statements contained in the most recent Parent SEC Documents reflect an adequate reserve for all Taxes payable by Parent and its Subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements; (iv) none of Parent or any Subsidiary has waived in writing any statute of limitations in respect of Taxes; (v) the Tax Returns referred to in clause (i) relating to income taxes have been examined by the appropriate taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (vi) there is no action, suit, investigation, audit, claim or assessment pending or proposed in writing with respect to Taxes of Parent or any of its Subsidiaries; (vii) there are no liens for Taxes upon the assets of Parent or any Subsidiary except for liens relating to current Taxes not yet due; (viii) all Taxes which Parent or any Subsidiary is required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid or accrued on the books of Parent or such Subsidiary; (ix) none of Parent or any Subsidiary has been a member of any group of corporations filing Tax Returns on a consolidated, combined, unitary or similar basis other than each such group of which it is currently a member; (x) no deduction of any amount that would otherwise be deductible by Parent or any of its Subsidiaries with respect to taxable periods ending on or before the Effective Time could be disallowed under Section 162(m) of the Code; (xi) neither Parent nor any of its Subsidiaries is a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code; and
(xii) as a result of the Reorganization, Parent will not be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

     SECTION 4.11 Liabilities. Except as set forth in the Parent Filed SEC Documents, to the knowledge of Parent, neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of Parent and its Subsidiaries or in the notes thereto, other than liabilities and obligations incurred in the ordinary course of business since December 31, 1998 and liabilities which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

     SECTION 4.12 Litigation. Except as disclosed in Item 4.12 of the Parent Letter or in the Parent Filed SEC Documents, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to Parent's knowledge, threatened, against Parent or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization. Except as disclosed in Item 4.12 of the Parent Letter or in the Parent Filed SEC Documents, neither Parent nor any of its Subsidiaries is subject to any outstanding judgment, order, writ, injunction or decree that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Reorganization.

     SECTION 4.13 State Takeover Statutes. To the knowledge of Parent, no state antitakeover statute or similar statute or regulation applicable to Parent is applicable to this Agreement or the transactions contemplated hereby. To the knowledge of Parent, no other "control share acquisition," "fair price," "moratorium" or other antitakeover laws or regulations enacted under U.S. federal or state laws applicable to Parent apply to this Agreement or any of the transactions related thereto.

     SECTION 4.14 Brokers. No broker, investment banker, financial advisor or other person, other than Goldman, Sachs & Co., the fees and expenses of which will be paid by Parent (and are reflected in an agreement between Goldman, Sachs & Co. and Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

     SECTION 4.15 Tax Status. To the knowledge of Parent after due investigation, neither Parent nor any of its Affiliates has taken any action or failed to take any action which action or failure would jeopardize the qualification of either the Merger or the VoiceStream Merger as a reorganization within the meaning of Section 368(a) of the Code and/or as part of a transaction described in Section 351(a) of the Code. To the knowledge of Parent after due investigation, there are no facts or circumstances relating to Parent or its Affiliates, including any covenants or undertakings of the Company pursuant to this Agreement, that would prevent Jones, Day, Reavis & Pogue from delivering the opinion referred to in Section 7.3(b) as of the date hereof.

     SECTION 4.16 Interim Operations of Sub. Merger Sub C was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

     SECTION 4.17 Vote Required. The only vote of the holders of any class or series of capital stock of Parent necessary to approve this Agreement and the transactions contemplated hereby is (i) with respect to the transactions contemplated by Sections 1.0(b) or 1.0(c), the affirmative vote of the holders of two-thirds of the outstanding shares of Parent Common Stock and (ii) with respect to the Parent Share Issuance, the affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock.

     SECTION 4.18 Transactions with Affiliates. Except as described in Item 4.18 of Parent Letter or the Parent SEC Documents, no Affiliate of Parent nor any stockholder, officer, director, partner, member, consultant or employee of any thereof, is at the date hereof a party to any transaction with Parent or any of its Subsidiaries, including any contract or arrangement providing for the furnishing of services to or by, providing for rental of real or personal property (including intellectual property) to or from, or otherwise requiring payments to or from Parent or any of its Subsidiaries, or any Affiliate thereof.

     SECTION 4.19 Opinion of Goldman, Sachs & Co. Parent has received the oral opinion of Goldman, Sachs & Co. on the date hereof to the effect that, as of the date hereof, the consideration to be paid by Parent in the Reorganization is fair to the Parent's stockholders from a financial point of view.

                                   ARTICLE V

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

     SECTION 5.1 Conduct of Business by the Company Pending the
Reorganization. During the period from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, in all material respects, except as contemplated by this Agreement, carry on its business in the ordinary course as currently conducted. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement (including the Annexes hereto) or as disclosed in the Company Letter, during such period, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent:

          (a) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, or redeem or repurchase, any of its capital stock or other equity interest, except for dividends by a Subsidiary of the Company to its parent or (ii) split, combine or reclassify any of its capital stock or other equity interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

          (b) issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock or other equity interest, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than the issuance of shares of Company Common Stock under the Company Long-Term Incentive Plan, Company Restricted Stock Plan or Tax Deferred Savings Plan in the ordinary course or pursuant to the Investment Agreement;

          (c) amend its Restated Certificate of Incorporation or By-laws or other similar organizational documents;

          (d) acquire, or agree to acquire, in a single transaction or in a series of related transactions, any business or assets, other than (i) transactions that are in the ordinary course of business, and which involve individually or in the aggregate a purchase price not in excess of $5,000,000 and (ii) capital expenditures described in paragraph (e) below;

          (e) make or agree to make any new capital expenditure other than expenditures contemplated by the Company's capital budget for fiscal 1999 and expenditures not in excess of the dollar amount included in the Company's business plan for fiscal 2000;

          (f) sell, lease, license, encumber or otherwise dispose of, or agree to sell, lease, license, encumber or otherwise dispose of, any of its assets, other than transactions that are in the ordinary course of business and which involve assets having a current value not in excess of $5,000,000 individually or in the aggregate;

          (g) increase the salary or wages payable or to become payable to its directors, officers or employees, except for increases required under employment agreements existing on the date hereof, and except for increases for officers and employees in the ordinary course of business consistent with past practices; or enter into any employment or severance agreement with, or establish, adopt, enter into or amend, or make any grants or awards under, any bonus, profit sharing, thrift, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination or severance plan, agreement, policy or arrangement for the benefit of, any director, officer or employee, except, in each case, in the ordinary course of business consistent with past practices (including those with respect to the timing and amount of, and persons entitled to, grants and awards), or as may be required by the terms of any such plan, agreement, policy or arrangement or to comply with applicable law;

          (h) except as may be required as a result of a change in law or in generally accepted accounting principles, make any change in its method of accounting or its fiscal year;

          (i) enter into, modify in any material respect, amend in any material respect or terminate any material contract or agreement to which the Company or any of its Subsidiaries is a party, or waive, release or assign any material rights or claims, in each case, in any manner adverse to the Company or any of its Subsidiaries;

          (j) amend any term of any of its outstanding securities in any material respect;

          (k) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization;

          (l) incur, assume or guarantee any material Indebtedness other than pursuant to agreements in effect on the date hereof and listed in the Company Letter;

          (m) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Liens incurred in the ordinary course of business or to secure Indebtedness or other obligations permitted by this Agreement;

          (n) create, incur, assume or suffer to exist any obligation whereby the Company or its Subsidiaries guarantees any Indebtedness, leases, dividends or other obligations of any third party;

          (o) make any loan, advance or capital contributions to or investment in any Person, other than loans, advances or capital contributions to or investments in its wholly owned Subsidiaries;

          (p) enter into any agreement or arrangement that materially limits or otherwise materially restricts the Company, any of its Subsidiaries or any of their respective Affiliates or any successor thereto or that could, after the Effective Time, limit or restrict Parent, any of its Subsidiaries, the Surviving Corporation or any of their Affiliates, from engaging in the business of providing wireless communications services or developing wireless communications technology anywhere in the world or otherwise from engaging in any other business;

          (q) settle, or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim;

          (r) make any material tax election or enter into any settlement or compromise of any material tax liability;

          (s) take any action, other than as expressly permitted by this Agreement, that would make any representation or warranty of the Company hereunder inaccurate in any material respect at the Effective Time; or

          (t) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     SECTION 5.2 Conduct of Business by Parent Pending the
Reorganization. During the period from the date of this Agreement until the Effective Time, except as contemplated by this Agreement or the Omnipoint Agreement, Parent shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed):

          (a) amend its articles or certificate of incorporation, bylaws or other applicable governing instrument;

          (b) amend any terms of the shares of Parent Common Stock in any material respect;

          (c) split, combine, subdivide or reclassify any shares of Parent Common Stock or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of Parent Common Stock, except for (i) regular quarterly cash dividends, (ii) regular dividends on any future series of preferred stock pursuant to the terms of such securities, or (iii) dividends paid by any Parent Subsidiary to Parent or any Parent Subsidiary that is, directly or indirectly, wholly owned by Parent;

          (d) take any action that would or would reasonably be expected to prevent, impair or materially delay the ability of
Parent to consummate the transactions contemplated by this Agreement;

          (e) change (i) its methods of accounting or accounting practices in any material respect except as required by concurrent changes in generally accepted accounting principles or by law or (ii) its fiscal year;

          (f) enter into or acquire any new line of business that (i) is material to Parent and (ii) is not strategically related to the current business or operations of Parent;

          (g) agree or commit to do any of the foregoing;

provided, however, that nothing herein shall preclude or restrict Parent from consummating the transactions contemplated by the Omnipoint Agreement.

     SECTION 5.3 No Solicitation. (a) From the date hereof until the termination hereof, the Company will not, and will cause its Affiliates, and the officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors of the Company and its Affiliates, not to, directly or indirectly: (i) take any action to solicit, initiate, facilitate or encourage the submission of any Acquisition Proposal; (ii) other than in the ordinary course of business and not related to an Acquisition Proposal, engage in any discussions or negotiations with, or disclose any non-public information relating to the Company or any of its Subsidiaries or afford access to the properties, books or records of the Company or any of its Subsidiaries to, any Person who is known by the Company to be considering making, or has made, an Acquisition Proposal; (iii) (A) approve any transaction under Section 203 of the Delaware Law or (B) approve of any Person's becoming an "interested stockholder" under Section 203 of Delaware Law or (iv) enter into any agreement with respect to an Acquisition Proposal. Nothing contained in this Agreement shall prevent the Board of Directors of the Company from complying with Rule 14e-2 and Rule 14d-9 under the 1934 Act with regard to an Acquisition Proposal; provided, that the Board of Directors of the Company shall not recommend that the stockholders of the Company tender their shares in connection with a tender offer except to the extent the Board of Directors of the Company by a majority vote determines in its good faith judgment that such a recommendation is required to comply with the fiduciary duties of the Board of Directors of the Company to shareholders under applicable Delaware Law, after receiving the advice of outside legal counsel.

     (b) The Company will notify Parent promptly (but in no event later than 24 hours) after receipt by the Company (or any of its advisors) of any Acquisition Proposal, or of any request (other than in the ordinary course of business and not related to an Acquisition Proposal) for non-public information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries by any Person who is known to be considering making, or has made, an Acquisition Proposal. The Company shall provide such notice orally and in writing and shall identify the Person making, and the terms and conditions of, any such Acquisition Proposal or request. The Company shall keep Parent fully informed, on a prompt basis (but in any event no later than 24 hours), of the status and details of any such Acquisition Proposal or request. The Company shall, and shall cause its Subsidiaries and the directors, employees and other agents of the Company and the Company Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Acquisition Proposal.

     SECTION 5.4 Third Party Standstill Agreements. Subject to the fiduciary responsibilities of the Board of Directors of the Company, during the period from the date of this Agreement through the Effective Time, the Company shall enforce and shall not terminate, amend, modify or waive any standstill provision of any confidentiality or standstill agreement between the Company and other parties entered into prior to the date hereof in connection with the process conducted by the Company to solicit acquisition proposals for the Company.

     SECTION 5.5 Disclosure of Certain Matters; Delivery of Certain Filings. The Company shall promptly advise Parent orally and in writing if there occurs, to the knowledge of the Company, any change or event which results in the executive officers of the Company having a good faith belief that such change or event has resulted in or is reasonably likely to result in a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Reorganization. Parent shall promptly advise the Company orally and in writing if there occurs, to the knowledge of Parent, any change or event which results in the executive officers of Parent having a good faith belief that such change or event has resulted in or is reasonably likely to result in a Material Adverse Effect on Parent. The Company shall provide to Parent, and Parent shall provide to the Company, copies of all filings made by the Company or Parent, as the case may be, with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

     SECTION 5.6 Tax Status. During the period from the date of this Agreement through the Effective Time, each of Parent, the Company and their respective Affiliates shall use its reasonable best efforts (i) to cause each of the Merger and the VoiceStream Merger to qualify as a reorganization within the meaning of
Section 368(a) of the Code and/or as part of a transaction described in Section 351(a) of the Code and (ii) to obtain the opinions of counsel referred to in
Section 7.2(b) and Section 7.3(b), including the execution of the tax certificates referenced therein.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     SECTION 6.1 Employee Benefits. (a) Parent shall take all necessary action so that each person who is an employee of the Company or any of its Subsidiaries as of the Effective Time (including each such person who is on vacation, temporary layoff, approved leave of absence, sick leave or short-or long-term disability) (a "Retained Employee") shall remain an employee of the Company or the Surviving Corporation or a Subsidiary of the Company or of the Surviving Corporation, as the case may be, immediately following the Effective Time. If any person who (a) is receiving, as of the Effective Time, long-term disability benefits and (b) was employed by Aerial or any of its Subsidiaries immediately before becoming eligible to receive long-term disability benefits ceases to be totally and permanently disabled and is able to return to employment, Parent shall take all necessary action so that, to the extent required by law, such person becomes an employee of the Company or the Surviving Corporation or a Subsidiary of the Company or of the Surviving Corporation, as the case may be. Prior to the Effective Time, TDS and the Company shall enter into an Employee Benefit Plans Separation Agreement whereby certain TDS employee benefit plans in which the Company participates shall be spun-off to allow the Company to become the sole sponsor. The terms of the Employee Benefit Plans Separation Agreement shall provide, inter alia, for the termination (without the establishment of any similar plan) of the Company's participation in the Telephone and Data Systems, Inc. Wireless Companies' Pension Plan and Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan. Parent shall not be subject to any liability with respect to the Telephone and Data Systems, Inc. Wireless Companies' Pension Plan. Parent shall take all necessary action so that each employee benefit plan maintained by the Company or any of its Subsidiaries immediately before the Effective Time shall be continued immediately following the Effective Time. Parent shall take all necessary action so that, throughout the period beginning at the

Effective Time and ending on September 30, 2000, the Company, the Surviving Corporation and their Subsidiaries will provide for each Retained Employee and former employee of the Company and its Subsidiaries, a level of employee benefits and aggregate compensation that is substantially comparable in the aggregate with that provided by the Company immediately prior to the Effective Time. Parent shall take all necessary action so that each Retained Employee shall after the Effective Time continue to be credited with the unused vacation and sick leave credited to such employee through the Effective Time under the applicable vacation and sick leave policies of the Company and its Subsidiaries, and Parent shall permit or cause the Company, the Surviving Corporation and their Subsidiaries to permit such employees to use such vacation and sick leave. Parent shall take all necessary action so that, for all purposes under each employee benefit plan maintained by Parent or any of its Subsidiaries in which employees or former employees of the Company and its Subsidiaries become eligible to participate upon or after the Effective Time, each such person shall be given credit for all service with the Company and its Subsidiaries (or all service credited by the Company or its Subsidiaries) to the same extent as if rendered to Parent or any of its Subsidiaries. As of the Effective Time, the Company will have no Company Benefit Plans except for those Company Benefit Plans listed in Items 3.12(a) and 3.12(b) of the Company Letter. Item 6.1(a) of the Company Letter contains a true and complete list of each director, officer and employee of the Company and its Subsidiaries holding options under any Company Benefit Plan, and the dollar or share amounts thereof.

     (b) Except as otherwise provided in this Section or in Section 6.2, nothing in this Agreement shall be interpreted as limiting the power of the Surviving Corporation to amend or terminate any particular Company Benefit Plan or any other particular employee benefit plan, program, agreement or policy or as requiring the Surviving Corporation to offer to continue (other than as required by its terms) any written employment contract or to continue the employment of any specific person, provided, however, that no such termination or amendment may take away benefits or any other payments already accrued as of the time of such termination or amendment without the consent of such person, except as allowed by law.

     (c) As of the Effective Time and subject to the applicable time limitations contained herein, Parent shall honor or cause to be honored by the Company, the Surviving Corporation and their Subsidiaries all employment agreements, bonus agreements, severance agreements and non-competition agreements with the persons who are directors, officers and employees of the Company and its Subsidiaries.

     (d) Without limitation of Parent's or the Company's obligations under any existing employment agreement, bonus agreement, severance agreement or non-competition agreement, Parent shall maintain, or shall cause the Company and the Surviving Corporation to maintain, the Company's bonus programs through at least September 30 of the calendar year in which the Reorganization is consummated, with bonuses to be paid to each Retained Employee still employed at such time participating thereunder at the greater of (A) such employee's target level and (B) the bonus such employee would have earned under the applicable Company bonus program if the transactions contemplated by this Agreement had not occurred, in all events on a basis consistent with past practice, and in either case prorated on the basis of the portion of the calendar year elapsed as of the time of termination of the relevant bonus program.

     (e) Parent shall, or shall cause the Company and the Surviving Corporation to, (A) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Retained Employees and former employees of the Company and its Subsidiaries under any welfare or fringe benefit plan in which such employees and former employees may be eligible to participate after the Effective Time, other than limitations or waiting periods that are in effect with respect to such employees and that have not been satisfied under the corresponding welfare or fringe benefit plan maintained by the Company for the Retained Employees and former employees prior to the Effective Time, and
(B) provide each Retained Employee and former employee with credit under any welfare plans in which such employee or former employee becomes eligible to participate after the Effective Time for any co-payments and deductibles paid by such Retained Employee or former employee for the then current plan year under the corresponding welfare plans maintained by the Company prior to the Effective Time.

     SECTION 6.2 Options; Restricted Stock Awards. (a) Prior to the Effective Time, the Board of Directors of the Company (or the Stock Option Compensation Committee of the Board of Directors) shall adopt such resolutions or shall take such other actions as may be required, with respect to Company Stock Options and Company Restricted Stock Units, to specifically approve the transactions contemplated by this Section 6.2. The Company shall use reasonable efforts to obtain any necessary consents of the holders of such Company Stock Options and Company Restricted Stock Units to effect this Section 6.2.

     (b) At the Effective Time, each Company Stock Option which is outstanding immediately prior to the Effective Time pursuant to any Company Stock Plan shall become and represent an option to purchase the number of shares of Parent Common Stock (a "Substitute Option") determined by multiplying the number of Company Common Shares subject to such Company Stock Option immediately prior to the Effective Time by the Conversion Number, at an exercise price per share of Parent Common Stock (increased to the nearest whole cent) equal to the exercise price per Company Common Share subject to such Company Stock Option immediately prior to the Effective Time divided by the Conversion Number. All other terms and conditions applicable to the Company Stock Options, including vesting, shall remain unchanged with respect to the Substitute Options. No fractional shares of Parent Common Stock will be issued upon the exercise of Substitute Options. In lieu of such issuance, the shares of Parent Common Stock issued pursuant to the terms of this Agreement shall be rounded to the closest whole share of Parent Common Stock. After the Effective Time, except as otherwise provided in this
Section 6.2, each Substitute Option shall be exercisable upon the same terms and conditions as were applicable to the related Company Stock Option immediately prior to the Effective Time, after giving effect to the resolutions and other actions described in this Section 6.2. Not later than ten days following the Effective Time, Parent shall file a registration statement on Form S-8 or otherwise included in an existing registration statement with respect to the shares of Parent Common Stock to be issued upon exercise of the Substitute Options and shall use its best efforts to maintain the effectiveness of such registration statement for so long as the Substitute Options shall remain outstanding.

     (c) Pursuant to the Company Restricted Stock Plan, as of the date of approval by the stockholders of the Company of this Agreement, each Company Restricted Stock Unit shall become fully vested and each holder of a Company Restricted Stock Unit shall be entitled to receive from the Company a payment in an amount equal to the Fair Market Value (as defined by the Restricted Stock Unit Plan) of such Restricted Stock Unit determined on such vesting date. Such payment shall be made in cash or Company Common Shares, as determined in the sole discretion of the Chairman of the Company.

     SECTION 6.3 Company Stockholders Meeting. (a) The Company shall call a meeting of the holders of Company Common Stock (the "Company Stockholders Meeting") to be held as promptly as practicable for the purpose of voting upon the Reorganization. Except as provided below, the Board of Directors of each party shall recommend approval and adoption of this Agreement and the transactions contemplated hereby by its respective stockholders and Parent and the Company shall each take all lawful action to solicit such approval, including timely mailing of the Proxy Statement/ Prospectus. The Board of Directors of the Company shall be permitted to withdraw, or modify in a manner adverse to Parent, its recommendation to its stockholders, but only if (i) the Board of

Directors of the Company determines in good faith by majority vote of all directors entitled to vote on the approval of this Agreement, on the basis of the advice of the Company's outside counsel that it is required under Delaware law to take such action in order for the Board of Directors to comply with its fiduciary duties under applicable Delaware Law, (ii) the Company shall have delivered to Parent three Business Days' prior written notice advising Parent that it intends to take such action and the Company's Board of Directors has considered any proposed changes to this Agreement (if any) proposed by Parent and (iii) the Company has fully and completely complied with Section 5.3 and this Section. Unless this Agreement is previously terminated in accordance with
Section 8.1, the Company shall submit this Agreement to its stockholders at the meeting required to be called and held pursuant to this Section 6.3(a), even if the Company's Board of Directors determines at any time after the date hereof that it is no longer advisable or recommends that its stockholders reject it.

     (b) Parent shall call a meeting of its stockholders (the "Parent Stockholder Meeting" and, together with the Company Stockholder Meeting, the "Stockholder Meetings"), to be held as promptly as practicable for the purpose of voting upon the Reorganization and Parent Share Issuance. Unless waived by the Company, Parent shall use its reasonable commercial efforts to cause the Parent Stockholder Meeting to be coordinated with and held at the same time and place as the vote of the Parent Stockholders, as defined below, with respect to the Omnipoint Agreement. Parent shall, though its Board of Directors, recommend to the holders of Parent Common Stock approval of the Reorganization and Parent Share Issuance. Unless this Agreement is previously terminated in accordance with Section 8.1, Parent shall submit the Reorganization and Parent Share Issuance to its stockholders at the meeting required to be called and held pursuant to this Section 6.3(a), even if Parent's Board of Directors determines at any time after the date hereof that it is no longer advisable or recommends that its stockholders reject it.

     (c) The Company and Parent shall coordinate and cooperate with respect to the timing of the Stockholder Meetings and shall use their reasonable commercial efforts to hold such meetings on the same day. Parent shall use its reasonable best efforts to cause the record date for the Parent Stockholder Meeting to be set as of a date prior to the consummation of the transactions contemplated by the Omnipoint Agreement.

     SECTION 6.4 Preparation of the Registration Statement and Joint Proxy Statement. The Company and Parent shall promptly prepare and file with the SEC the Joint Proxy Statement and Parent shall prepare and file with the SEC the Registration Statement, in which the Joint Proxy Statement will be included as a prospectus. Unless waived by the Company, the Company and Parent shall use their reasonable commercial efforts to cause the Joint Proxy Statement to be combined with the proxy statement of Parent and Omnipoint relating to the Omnipoint Agreement. Each of the Company and Parent shall use its reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. Parent shall also take any reasonable action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in connection with the Reorganization and upon any exercise of the Substitute Options. The Company shall furnish all information concerning the Company and the holders of shares of Company Common Stock as may be reasonably requested by Parent in connection with any such action. Parent shall notify the Company promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Registration Statement or the Joint Proxy Statement or for additional information and will supply the Company with copies of all correspondence between Parent or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Registration Statement, the Joint Proxy Statement or the Reorganization. If at any time prior to the Company Stockholders Meeting there shall occur any event that should be set forth in an amendment or supplement to the Registration Statement or the Joint Proxy Statement, each of Parent and the

Company shall promptly prepare and mail to the stockholders of the Company and Parent such an amendment or supplement. Parent and the Company shall cooperate in the preparation of the Registration Statement, the Joint Proxy Statement or any amendment or supplement thereto.

     SECTION 6.5 Comfort Letters. (a) The Company shall use reasonable efforts to cause to be delivered to Parent "comfort" letters of Arthur Andersen LLP, the Company's independent public accountants, dated the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to Parent and the Company, in form and substance reasonably satisfactory to Parent and as is reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

     (b) Parent shall use reasonable efforts to cause to be delivered to the Company "comfort" letters of Arthur Andersen LLP, Parent's independent public accountants, dated the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to the Company and Parent, in form and substance reasonably satisfactory to the Company and as is reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

     SECTION 6.6 Access to Information. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which the Company is subject and subject to the terms of the Reciprocal Non-Disclosure and Confidentiality Agreement dated December 28, 1998, between Series A Stockholder on behalf of itself and its Affiliates, including the Company, and Parent, as the same may be amended, supplemented or modified (the "Confidentiality Agreement"), (a) the Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to the officers, employees, accountants, counsel and other representatives of Parent all reasonable access, during normal business hours during the period prior to the Effective Time, to all their respective lenders, agents and other representatives, properties, assets, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its subsidiaries to) furnish promptly to Parent all information concerning its business, properties and personnel as Parent may reasonably request, including a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the federal or state securities laws or the federal Tax laws and
(b) Parent shall, and shall cause each of its Subsidiaries to, afford to the Company and to the officers, employees, accountants, counsel and other representatives of the Company all reasonable access, during normal business hours during the period prior to the Effective Time, to all their respective properties, books, contracts, commitments and records and, during such period, Parent shall (and shall cause each of its Subsidiaries to) furnish promptly to the Company all information concerning its business, properties and personnel as the Company may reasonably request, including a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the federal or state securities laws or the federal Tax laws.

     SECTION 6.7 Compliance with the Securities Act. (a) No later than thirty days following the date of this Agreement, the Company shall cause to be prepared and delivered to Parent a list identifying all persons who, at the time of the Company Stockholders Meeting, may be deemed to be an "affiliate" of the Company, as such term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "Rule 145 Affiliates"). The Company shall use reasonable efforts to cause each person who is identified as a Rule 145 Affiliate in such list (except Series A Stockholder and Investor) to deliver to Parent on or prior to the Effective Time a written agreement, in a form to be approved by the parties hereto, that such Rule 145 Affiliate shall not sell, pledge, transfer or otherwise dispose of any shares of Parent Common Stock issued to such Rule 145 Affiliate in connection with the Reorganization, except pursuant to an effective registration statement or in compliance with such Rule 145 or another exemption from the registration requirements of the Securities Act.

     (b) Prior to the Effective Time, the Board of Directors of Parent (or the committee of the Board of Directors of Parent composed solely of two or more "Non-Employee Directors," as that term is defined in Rule 16b-3(b)(3)(i) under the Exchange Act, administering the stock plans of Parent) shall adopt such resolutions or shall take such other actions as are required to specifically approve the acquisitions of Parent Common Stock and Substitute Options at the Effective Time, as contemplated by Sections 2.1(c) and 6.2, by directors, officers or employees of the Company who may become directors or officers of Parent, such approvals to be given for the purpose of exempting such acquisitions under Rule 16b-3 under the Exchange Act, it being acknowledged that such approvals shall not adversely affect Parent's ability subsequently to determine that any such person has not in fact become a director or officer of Parent.

     SECTION 6.8 Stock Exchange Listings. Parent shall use reasonable efforts to be included on Nasdaq, upon notification of issuance, the shares of Parent Common Stock to be issued in connection with the Reorganization and upon any exercise of the Substitute Options.

     SECTION 6.9 Fees and Expenses. (a) Except as provided below in this Section 6.9, all fees and expenses incurred in connection with the Reorganization, this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Reorganization is consummated.

     (b) In the event that Parent terminates this Agreement pursuant to Section 8.1(c)(i) or Section 8.1(e), the Company shall pay, or cause to be paid, in same day funds to Parent within five (5) Business Days of such termination, $40,000,000 (the "Termination Fee").

     SECTION 6.10 Public Announcements. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, fiduciary duties or by obligations pursuant to any listing agreement with any national securities exchange.

     SECTION 6.11 Real Estate Transfer Tax. Parent and the Company agree that either the Surviving Corporation or the Company (without any liability to any of the Company's stockholders) will pay any state or local Tax which is attributable to the transfer of the beneficial ownership of the Company's or its Subsidiaries' real property, if any (collectively, the "Transfer Taxes"), and any penalties or interest with respect to the Transfer Taxes, payable in connection with the consummation of the Reorganization. The Company agrees to cooperate with Parent in the filing of any returns with respect to the Transfer Taxes, including supplying in a timely manner a complete list of all real property interests held by the Company and its Subsidiaries and any information with respect to such property that is reasonably necessary to complete such returns. The portion of the consideration allocable to the real property of the Company and its Subsidiaries shall be determined by Parent in its reasonable discretion. To the extent permitted by law, the Company's stockholders shall be deemed to have agreed to be bound by the allocation established pursuant to this
Section 6.11 in the preparation of any return with respect to the Transfer
Taxes.

     SECTION 6.12 State Takeover Laws. If any "fair price" or "control share acquisition" statute or other similar statute or regulation shall become applicable to the transactions contemplated hereby, Parent and the Company and their respective Boards of Directors shall use reasonable efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.

     SECTION 6.13 Indemnification; Directors and Officers Insurance. (a) Parent shall, or shall cause the Surviving Company to, continue to provide all rights to indemnification or exculpation, existing in favor of a director, officer, employee or agent (an "Indemnified Person") of the Company or any of its Subsidiaries (including, without limitation, rights relating to advancement of expenses and indemnification rights to which such persons are entitled because they are serving as a director, officer, agent or employee of another entity at the request of the Company or any of its Subsidiaries), as provided in the Restated Certificate of Incorporation of the Company, the By-laws of the Company or any indemnification agreement, in each case, as in effect on the date of this Agreement, and relating to actions or events through the Effective Time, and such rights to indemnification shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto; provided, however, that neither Parent nor the Surviving Corporation shall be required to indemnify any Indemnified Person in connection with any proceeding (or portion thereof) to the extent involving any claim initiated by such Indemnified Person unless the initiation of such proceeding (or portion thereof) was authorized by the Board of Directors of the Company or unless such proceeding is brought by an Indemnified Person to enforce rights under this Section 6.13; provided further that any determination required to be made with respect to whether an Indemnified Person's conduct complies with the standards set forth under the DGCL, the Restated Certificate of Incorporation of the Company, the By-laws of the Company or any such agreement, as the case may be, shall be made by independent legal counsel selected by Parent and reasonably acceptable to such Indemnified Person; and provided further that nothing in this Section 6.13 shall impair any rights of any Indemnified Person. Without limiting the generality of the preceding sentence, in the event that any Indemnified Person becomes involved in any actual or threatened action, suit, claim, proceeding or investigation after the Effective Time relating to actions prior to the Effective Time, Parent shall, or shall cause the Surviving Corporation to, promptly advance to such Indemnified Person his or her legal and other expenses (including the cost of any investigation and preparation incurred in connection therewith), subject to the providing by such Indemnified Person of an undertaking to reimburse all amounts so advanced in the event of a non-appealable determination of a court of competent jurisdiction that such Indemnified Person is not entitled thereto.

     (b) Subject to the prior written approval by Parent, which shall not be unreasonably withheld, prior to the Effective Time, the Company shall have the right to obtain and pay for in full a "tail" coverage directors' and officers' liability insurance policy ("D&O Insurance") covering a period of not more than six years after the Effective Time and providing coverage in amounts and on terms consistent with the Company's existing D&O Insurance. In the event the Company does not obtain such insurance, Parent shall cause the Surviving Corporation to continue to provide D&O Insurance relating to actions or events through the Effective Time (through Series A Stockholder or directly with an insurance carrier), for a period of not more than six years after the Effective Time; provided, that the Surviving Corporation may substitute therefor policies of substantially similar coverage and amounts containing terms no less advantageous to such former directors or officers; provided further that if the existing D&O Insurance expires or is cancelled during such period, Parent or the Surviving Corporation shall make reasonable commercial efforts to obtain substantially similar D&O Insurance; and provided further that the Company shall not be required to expend, in order to maintain or procure an annual D&O Insurance policy, an amount in excess of 200% of the last annual premium paid prior to the date hereof, but in such case shall purchase as much coverage as possible for such amount.

     (c) The provisions of this Section 6.13 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her personal representatives and shall be binding upon the successors and assigns of Parent, the Company and the Surviving Company.

     SECTION 6.14 Best Efforts. (a) Subject to the provisions hereof, each of the Company, Parent and Merger Sub C agrees to use best efforts to consummate and make effective, in the most expeditious manner practicable, the Reorganization and the other transactions contemplated by this Agreement; provided, however, that neither Parent nor any of its Subsidiaries shall be required, nor, without the consent of Parent, shall the Company or its Subsidiaries be permitted, to divest or hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to the Company, Parent or any of their Subsidiaries or any material portion of the assets of the Company, Parent or any of their Subsidiaries or any of the business, product lines, or assets of the Company, Parent or any of their Subsidiaries. Without limiting the foregoing, (i) each of the Company, Parent and Merger Sub C agrees to use best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed on itself with respect to the Reorganization (which actions shall include furnishing all information required under the HSR Act and all actions required in connection with approvals of or filings with the FCC, state public utility or service commissions or similar agencies and any other Governmental Entity) and shall promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Reorganization and (ii) each of the Company, Parent and Merger Sub C shall, and shall cause its Subsidiaries to, use best efforts to obtain (and shall cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, the FCC, state public utility or service commissions or similar agencies and any other Governmental Entity or other public or private third party required to be obtained or made by Parent, Sub, the Company or any of their Subsidiaries in connection with the Reorganization or the taking of any action contemplated thereby or by this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in connection with any filing or submission required or action to be taken by Parent, the Company or any of its respective Subsidiaries to consummate the Reorganization or the other transactions contemplated in this Agreement, the Company shall not, without Parent's prior written consent, commit to any divestiture of assets or businesses of the Company and its Subsidiaries if such divested assets and/or businesses are material to the assets or profitability of the Company and its Subsidiaries taken as a whole.

     (b) As promptly as practicable after the execution and delivery of this Agreement, Parent and the Company shall prepare all appropriate applications for FCC approval, and such other documents as may be required, with respect to the transfer of control of the Company and Parent to Holding Company (collectively, the "FCC Applications"). Not later than the tenth Business Day following execution and delivery of this Agreement, the Company and Parent will exchange with each other their respective completed portions of the FCC Applications. Not later than the fifteenth Business Day following the execution and delivery of this Agreement, the Company and Parent shall file, or cause to be filed, the FCC Applications. If the Effective Time shall not have occurred for any reason within any applicable initial consummation period, and neither the Company nor Parent shall have terminated this Agreement pursuant to Section 8.1, Parent and the Company shall jointly request one or more extensions of the consummation period of such grant. No party hereto shall knowingly take, or fail to take, any action if the intent or reasonably anticipated consequence of such action or failure to act is, or would be, to cause the FCC not to grant approval of the FCC Applications or delay either such approval or the consummation of the transfer of control of the Company. Parent and the Company shall each pay one-half ( 1/2) of any FCC fees, if applicable, in connection with the filing or granting of approval of the FCC Applications. Each of Parent and the Company shall bear its own expenses in connection with the preparation and prosecution of the FCC Applications. Parent and the Company shall each use all commercially reasonable efforts to prosecute the FCC Applications in good faith and with due diligence before the FCC and in connection therewith shall take such action or actions as may be necessary or reasonably required in connection with the FCC Applications, including furnishing to the FCC any documents, materials or other information requested by the FCC in order to obtain such FCC approval as expeditiously as practicable.

     (c) Promptly after the date hereof, Parent and the Company (as may be required pursuant to the HSR Act) will complete all documents required to be filed with the Federal Trade Commission and the Department of Justice in order to comply with the HSR Act and, not later than 20 Business Days after the date hereof, together with the Persons who are required to join in such filings, shall file the same with the appropriate Governmental Entities. Parent and the Company shall each pay one-half ( 1/2) of any fees that may be payable in connection with the filing pursuant to the HSR Act. Parent and the Company shall promptly furnish all materials thereafter required by any of the Governmental Entities having jurisdiction over such filings and shall take all reasonable actions and shall file and use all reasonable efforts to have declared effective or approved all documents and notifications with any such Governmental Entities, as may be required under the HSR Act or other federal antitrust laws for the consummation of the Transactions and any other transactions contemplated hereby.

     (d) Each of the Company and Parent shall promptly notify the other of:

          (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement;

          (iii) the occurrence, or non-occurrence, of any event the occurrence or non-occurrence of which would be reasonably be expected to cause any representation or warranty made by it and contained herein to be untrue or inaccurate in any material respect at any time during the period commencing on the date hereof and ending at the Effective Time;

          (iv) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.14(d) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice;

          (v) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against such party which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.13, in the case of the Company, or
     Section 4.12, in the case of Parent, or which relate to the consummation of the Transactions; and

          (vi) any event, condition or state of facts which could have a Material Adverse Effect on such party.

     SECTION 6.15 Certain Litigation. The Company agrees that it shall not settle any litigation commenced after the date hereof against the Company or any of its directors by any stockholder of the Company relating to the Reorganization, this Agreement or the Stockholder Agreement without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed.

     SECTION 6.16 Transition Services Agreement. Parent, Company and Series A Stockholder shall enter into the Transition Services Agreement in the form attached hereto as Annex C on or prior to the Effective Time.

     SECTION 6.17 Registration Rights Agreement. Parent and Series A Stockholder shall enter into the Registration Rights Agreement in the form attached hereto as Exhibit A to the Stockholder Agreement on or prior to the Effective Time.

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     SECTION 6.18 Investor Claim. Matters relating to the investment and claim by the Investor are set forth on Annex E hereto.

     SECTION 6.19 Intercompany Service Agreements. Each of the following agreements ("Intercompany Service Agreements") and, except as provided in the Transition Services Agreement or in this Agreement, all other agreements between the Company and its Subsidiaries, on the one hand, and Series A Stockholder and its Subsidiaries (other than the Company and its Subsidiaries) on the other hand, shall be terminated as of the Effective Time and, as provided in Section 6.23, all amounts due from one party to another thereunder shall be settled in cash on or prior to the Effective Time:

          (i) Cash Management Agreement;

          (ii) Insurance Cost Sharing Agreement;

          (iii) Intercompany Agreement;

          (iv) Exchange Agreement;

          (v) Employee Benefit Plan Agreement; and

          (vi) Company Registration Rights Agreement.

     Following such termination, except as otherwise provided in this Agreement or the Transition Services Agreement, the Company and Series A Stockholder shall release each other with respect to any Loss relating to or arising from the foregoing agreements and all amounts due thereunder on and after the Effective Time.

     SECTION 6.20 Revolving Credit Agreement. On the date of this Agreement, the Company, Operating Company, Series A Stockholder and Parent shall enter into the Debt/Equity Replacement Agreement attached hereto as Annex F.

     SECTION 6.21 Series A and B Notes. Prior to the Effective Time, Parent shall, with the assistance of the Company, acquire all of the Series A Notes and Series B Notes. Any investment banking firm engaged in connection with such acquisition shall be selected by the Series A Stockholder subject to the consent of Parent (including such investment banking firm's fees and expenses), which shall not be unreasonably withheld. Unless otherwise determined pursuant to the preceding sentence, the parties hereto agree that Credit Suisse First Boston Corporation ("CSFB") shall be engaged to assist Parent in acquiring the Series A Notes and Series B Notes. Parent shall bear the fees and expenses of acquiring the Series A Notes and Series B Notes (including the fees and reasonable expenses of counsel and of CSFB or other investment banking firm selected pursuant to this Section), and shall be responsible for and pay any make-whole premium (the "Make-Whole Premium"), to the extent the amount of the Make-Whole Premium is less than or equal to the difference (the "Parent Cost") between the Redemption Present Value and accreted value of the Notes on the date such Notes are acquired. The Redemption Present Value of the Notes shall be computed by CSFB in accordance with standard market practice, and shall equal the present value of the redemption price of such Notes corresponding to the earliest Optional Redemption Date, as defined in the Series A Indenture and the Series B Indenture (November 1, 2001 in the case of the Series A Notes and February 1, 2003 in the case of the Series B Notes), discounted from such date to the date of acquisition, using a discount rate equal to a comparable Treasury rate with respect to such Note plus 50 basis points. Series A Stockholder shall be responsible for and shall pay the amount of any Make-Whole Premium in excess of the Parent Cost. Following the acquisition of the Series A Notes and Series B Notes, on or prior to the Effective Time, Series A Stockholder shall be released and discharged in full from the Series A Guaranty and the Series B Guaranty and such guarantees shall be terminated.

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     SECTION 6.22 Nokia Credit Agreement. At the Effective Time, Parent shall cause all obligations, including accrued interest, under the Nokia Credit Agreement to be repaid in full and the Nokia Credit Agreement and the Nokia Guaranty shall be terminated, or Parent shall obtain an amendment to the Nokia Credit Agreement (including the substitution of Parent as guarantor thereunder and the release and discharge in full of the Series A Stockholder's obligations under the Nokia Guaranty), to permit the Reorganization to occur without resulting in a default under the Nokia Credit Agreement. Parent shall bear the expense of refinancing all borrowings under the Nokia Credit Agreement. Following such action, on or prior to the Effective Time, Series A Stockholder shall be released and discharged in full from the Nokia Guaranty.

     SECTION 6.23 Intercompany Accounts. All intercompany accounts payable, receivables, loans, including accrued interest and any penalties, accrued but unpaid guarantee fees and other intercompany accounts ("Intercompany Accounts")between the Company and its Subsidiaries, on the one hand, and Series A Stockholder and its Subsidiaries (other than the Company and its Subsidiaries), on the other hand, including amounts due from one party to another under the Intercompany Service Agreements, shall be settled and paid in cash on or prior to the Effective Time. To the extent necessary Parent shall advance funds to the Company on or prior to the Effective Time to permit the Company to settle all Intercompany Accounts with Series A Stockholder. The parties acknowledge and agree that the preparation of financial statements and accounts will necessarily require the parties to estimate the amounts of certain Intercompany Accounts and, accordingly, except as otherwise provided in the Transition Services Agreement, the parties agree that they will cooperate after the Effective Time to true-up such estimates considering actual experience or information learned after the Effective Time. The parties hereto agree to true-up and settle such estimates in cash within 30 days after notice from the other party specifying in reasonable detail the final amount of any such Intercompany Account. Following such settlement, the Company and Series A Stockholder shall release each other with respect to any Loss relating to or arising from any such intercompany accounts on and after the Effective Time.

     SECTION 6.24 Tax Allocation Agreement and Tax Settlement Agreement. The Tax Allocation Agreement shall terminate as of the Effective Time and none of the parties thereto shall have any liability to any other party thereunder following the Effective Time. The Tax Settlement Agreement shall remain in full force and effect in accordance with its terms following the Effective Time, and the Company shall withdraw its contention, made in a letter dated June 8, 1999 from the Company to the Series A Stockholder, that an error in the application of the federal income tax law was made in the tax settlement model referred to in
Section 2 of the Tax Settlement Agreement.

     SECTION 6.25 Parent Stockholder Voting Agreement. Hellman & Friedman Investors, L.P., H & F Orchard Partners, L.P., H & F International Partners, L.P., John W. Stanton, Theresa E. Gillespie, PNCellular, Inc., Stanton Family Trust, Stanton Communications Corporation, GS Capital Partners, L.P., The Goldman Sachs Group, Inc., Bridge Street Fund 1992, L.P., Stone Street Fund 1992, L.P., Providence Media Partners, L.P., Hutchinson Telecommunications Holdings (USA) Limited and Hutchinson Telecommunications PCS (USA) Limited ("Parent Stockholders"), who hold 46% of the fully diluted voting power of the Parent Company Stock on the date hereof, shall enter into the Parent Stockholder Voting Agreement with the Company in the form attached hereto as Annex G pursuant to which such stockholders of Parent shall agree to vote for the Reorganization and Parent Share Issuance.

     SECTION 6.26 Agreements Regarding Taxes.

          (a) Series A Stockholder Liability for Taxes. The Series A Stockholder shall be liable for and shall indemnify Parent and the Company and its Subsidiaries for all Taxes (including any obligation to contribute to the payment of a Tax determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included the Company or any of its Subsidiaries and Taxes resulting from the Company and its Subsidiaries ceasing to be a member of the Series A Stockholder's Group),
     (i) imposed on the Series A Stockholder's Group or any member thereof (other than the Company and its Subsidiaries) for any taxable year, (ii) imposed on the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries may otherwise be liable for any taxable year or period that ends on or before the date on which the Effective Time occurs (the "Effective Date"), and with respect to any taxable year or period beginning before and ending after the Effective Date, the portion of such taxable year ending on and including the Effective Date, or (iii) imposed on Parent or the Company or any of its Subsidiaries as a result of the receipt of any payment made to it pursuant to the provisions of this
     Section 6.26. Except as set forth in Section 6.26(d), the Series A Stockholder shall be entitled to any refund of Taxes of the Company and its Subsidiaries received for such periods.

          (b) Parent Liability for Taxes. Parent shall be liable for and indemnify the Series A Stockholder for (i) the Taxes of the Company and any of its Subsidiaries for any taxable year or period that begins after the Effective Date and, with respect to any taxable year or period beginning before and ending after the Effective Date, the portion of such taxable year beginning after the Effective Date and (ii) Taxes imposed on the Series A Stockholder as a result of any payment made to it pursuant to the provisions of this Section 6.26. Parent shall be entitled to any refund of Taxes of the Company and any of its Subsidiaries received for such periods.

          (c) Taxes for Short Taxable Year. For purposes of paragraphs (a) and
     (b), whenever it is necessary to determine the liability for Taxes of the Company or any of its Subsidiaries for a portion of a taxable year or period that begins before and ends after the Effective Date, the determination of the Taxes of such entity for the portion of the year or period ending on, and the portion of the year or period beginning after, the Effective Date shall be determined by assuming that the entity had a taxable year or period which ended at the close of the Effective Date, except that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned on a time basis.

          (d) Refunds from Carrybacks. If the Series A Stockholder becomes entitled to a refund or credit of Taxes for any period for which it is liable under Section 6.26(a) to indemnify Parent and such Taxes are attributable solely to the carryback of losses, credits or similar items from a taxable year or period that begins after the Effective Date and attributable to the Company or any of its Subsidiaries, the Series A Stockholder shall promptly pay to Parent the amount of such refund or credit together with any interest thereon. In the event that any refund or credit of Taxes for which a payment has been made is subsequently reduced or disallowed, Parent shall indemnify and hold harmless the Series A Stockholder for any Tax liability, including interest and penalties, assessed against the Series A Stockholder by reason of the reduction or disallowance.

          (e) Tax Returns. The Series A Stockholder shall file or cause to be filed when due all Tax Returns with respect to Taxes that are required to be filed by or with respect to the Company and any of its Subsidiaries for taxable years or periods ending on or before the Effective Date and shall pay any Taxes due in respect of such Tax Returns, and Parent shall file or cause to be filed when due all Tax Returns with respect to Taxes that are required to be filed by or with respect to the Company and any of its Subsidiaries for taxable years or periods ending after the Effective Date and shall remit any Taxes due in respect of such Tax Returns. The Series A Stockholder shall pay Parent the Taxes for which the Series A Stockholder is liable pursuant to Section 6.26(a) but which are payable with Tax Returns to be filed by Parent pursuant to the previous sentence within 10 days prior to the due date for the filing of such Tax Returns.

          (f) Contest Provisions. Parent shall promptly notify the Series A Stockholder in writing upon receipt by Parent, any of its Affiliates or the Company or any of its Subsidiaries of notice of any pending or threatened federal, state, local or foreign income or franchise tax audit or assessment which may materially affect the Taxes of the Company or any of its Subsidiaries for which the Series A Stockholder would be required to indemnify Parent pursuant to Section 6.26(a), provided that failure to comply with this provision shall not affect Parent's right to indemnification hereunder. The Series A Stockholder shall have the sole right to represent the Company and its Subsidiaries' interests in any tax audit or administrative or court proceeding relating to taxable periods ending on or before the Effective Date, and to employ counsel of its choice at its expense. Notwithstanding the foregoing, the Series A Stockholder shall not be entitled to settle, either administratively or after the commencement of litigation, any claim for Taxes which would adversely affect the liability for Taxes of Parent or the Company or any of the Company's Subsidiaries for any period after the Effective Date to any extent (including the imposition of income tax deficiencies, the reduction of asset basis or cost adjustments, the lengthening of any amortization or depreciation periods, the denial of amortization or depreciation deductions, or the reduction of loss or credit carryforwards) without the prior written consent of Parent. Such consent shall not be unreasonably withheld, and shall not be necessary to the extent that the Series A Stockholder has indemnified Parent against the effects of any such settlement.

          (g) Assistance and Cooperation. After the Closing Date, each of the Series A Stockholder and Parent shall:

             (i) assist (and cause their respective Affiliates to assist) the other party in preparing any Tax Returns or reports which such other party is responsible for preparing and filing in accordance with this
        Section 6.26;

             (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Company or any of its Subsidiaries;

             (iii) make available to the other party and to any taxing authority as reasonably requested all information, records, and documents relating to Taxes of the Company and its Subsidiaries;

             (iv) provide timely notice to the other in writing of any pending or threatened tax audits or assessments of the Company or any of its Subsidiaries for taxable periods for which the other party may have a liability under this Section 6.26; and

             (v) furnish the other party with copies of all correspondence received from any taxing authority in connection with any tax audit or information request with respect to any such taxable period.

          (h) Payment. Any indemnity payment required to be made pursuant to this Section 6.26 shall be paid within 15 days after the indemnified party makes written demand upon the indemnifying party, but in no case earlier than five Business Days prior to the date on which the relevant Taxes are required to be paid to the relevant taxing authority (including estimated Tax payments).

          (i) Adjustment to Purchase Price. Parent and the Series A Stockholder agree to report any indemnification payment made by the Series A Stockholder under this Section 6.26 as an adjustment to purchase price, contribution to capital, or other non-taxable amount to the extent that there is substantial authority for such reporting position under applicable law, it being understood that if such reporting position is disallowed in any administrative or court proceeding, the Series A Stockholder shall indemnify Parent under Section 6.26(a) for the effects of such disallowance.

          (j) Survival of Obligations. The obligations of the parties set forth in this Section 6.26 shall be unconditional and absolute and shall remain in effect without limitation as to time.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

     SECTION 7.1 Conditions to Each Party's Obligation to Effect the Reorganization. The respective obligations of each party hereto to effect the Reorganization shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

          (a) Stockholder Approval. The Reorganization shall have been duly approved by the requisite vote of the stockholders of the Company in accordance with applicable law and the Restated Certificate of Incorporation and By-laws of the Company and the Parent Share Issuance shall have been duly approved by the requisite vote of the stockholders of Parent in accordance with applicable law and the Certificate of Incorporation and Bylaws of Parent.

          (b) No Injunction or Restraint. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity preventing the consummation of the Reorganization or which could reasonably be expected to have a Material Adverse Effect on the Company shall be in effect; provided, however, that each of the parties shall have used their commercially reasonable efforts to prevent the entry of any such temporary restraining order, injunction or other order, including, without limitation, taking such action as is required to comply with Section 6.14, and to appeal as promptly as possible any injunction or other order that may be entered.

          (c) Stock Exchange Listings. The shares of Parent Common Stock issuable in accordance with the Reorganization and pursuant to Section 6.2 shall have been authorized for listing on the Nasdaq, subject to official notice of issuance.

          (d) HSR. Any waiting period (and any extension thereof) under the HSR Act applicable to the Reorganization shall have expired or been terminated.

          (e) Registration Statement. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the knowledge of Parent or the Company, threatened by the SEC. All necessary state securities authorizations (including state takeover approvals) shall have been received unless the failure to receive any such authorization would not have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement.

          (f) Governmental Approvals. All necessary consents or authorizations from Governmental Entities which may be required in connection with the transactions contemplated hereby, including but not limited to the FCC and state public utility or service commissions or similar agencies, shall have been received and, in the case of the FCC, shall have become Final Orders, unless the failure to receive any such consent or authorization would not have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement, and such consents or authorizations shall not contain any conditions which would reasonably be expected to have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement.

          (g) Investor Agreement. Parent and the Series A Stockholder shall have executed and delivered the Investor Agreement attached hereto as Exhibit H.

          (h) Omnipoint Agreement. The transactions contemplated by the Omnipoint Agreement shall have been consummated or terminated, provided that this condition shall be deemed to have been satisfied on the Omnipoint End Date if the transactions contemplated by the Omnipoint Agreement shall have not been consummated or terminated by such date.

          (i) Public Announcement. In the event the Omnipoint Agreement shall have been terminated or the condition specified in Section 7.1(h) shall have been deemed to be satisfied pursuant to the proviso thereof, twenty business days shall have elapsed following public announcement of such event.

     SECTION 7.2 Conditions to Obligation of the Company to Effect the Reorganization. The obligation of the Company to effect the Reorganization shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

          (a) Performance of Obligations; Representations and Warranties. Each of Parent and Merger Sub C shall have performed each of its agreements contained in this Agreement required to be performed at or prior to the Effective Time, and each of the representations and warranties of Parent and Merger Sub C contained in this Agreement (disregarding all qualifications and exceptions contained therein relating to materiality or a Material Adverse Effect or any similar standard or qualification) shall be true and correct at and as of the Effective Time as if made at and as of the Effective Time in each case except as contemplated or permitted by this Agreement and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement; and the Company shall have received a certificate signed on behalf of Parent by its Chief Executive Officer and its Chief Financial Officer to such effect.

          (b) Tax Opinion. The Company shall have received an opinion of Sidley & Austin, in form and substance reasonably satisfactory to the Company, dated the Effective Time, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing as of the Effective Time, for federal income tax purposes:

             (i) The Merger will constitute either (A) a "reorganization" within the meaning of Section 368(a) of the Code, to which the Company, Merger Sub C and Parent will each be a party, within the meaning of Section 368(b) of the Code or (B) part of a transaction described in Section 351(a) of the Code;

             (ii) No gain or loss will be recognized by Parent, Merger Sub C or the Company as a result of the Merger;

             (iii) A stockholder of the Company that does not elect to receive any cash pursuant to the Merger will recognize no gain or loss solely as a result of the conversion of shares of Company Common Stock into shares of Parent Common Stock pursuant to the Merger, except with respect to cash, if any, received in lieu of fractional shares of Parent Common Stock;

             (iv) A stockholder of the Company that elects to receive cash pursuant to the Merger will recognize any gain (but not loss) realized as a result of the Merger in an amount equal to the lesser of (A) the difference between (x) the fair market value of Parent Common Stock received pursuant to the Merger plus cash received pursuant to the Merger and (y) the basis of such stockholder's Company Common Stock surrendered in the Merger or (B) the amount of cash received pursuant to the election to receive cash;

             (v) The aggregate tax basis of the shares of Parent Common Stock received in exchange for shares of Company Common Stock pursuant to the Merger (including fractional shares of Parent Common Stock for which cash is received) will be the same as the aggregate tax basis of such shares of Company Common Stock, (A) decreased by the amount of cash received in exchange for shares of Company Common Stock pursuant to an election to receive cash and (B) increased by the amount of gain recognized (determined under clause (iv) above);

             (vi) The holding period for shares of Parent Common Stock received in exchange for shares of Company Common Stock pursuant to the Merger will include the period that such shares of Company Common Stock were held by the stockholder, provided such shares of Company Common Stock were held as capital assets by such stockholder at the Effective Time; and

             (vii) A stockholder of the Company who receives cash in lieu of a fractional share of Parent Common stock will recognize gain or loss equal to the difference, if any, between such stockholder's basis in such fractional share (as described in clause (v) above) and the amount of cash received.

     In rendering such opinion, Sidley & Austin may receive and rely upon representations from others, including representations from the Company and Holding contained in certificates substantially in the form of the Company Tax Certificate and the Tax Matters Certificate attached hereto as Annex M and Annex M-2, representations from Holding contained in a certificate substantially in the form of the Parent Tax Certificate attached hereto as Annex N, and representations in a certificate substantially in the form of the Tax Matters Certificate attached hereto as Annex O from certain persons who own, as of the Effective Time, five percent (5%) or more of the total number of shares of the Company or of VoiceStream (or, in such counsel's discretion, of Omnipoint).

          (c) Consents Under Agreements. Parent shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any indenture, mortgage, evidence of indebtedness, lease or other agreement or instrument to which Parent or one of its Subsidiaries is a party, except where the failure to obtain the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Parent or the Company or upon the transactions contemplated by this Agreement.

          (d) Intercompany Services Agreements. The Intercompany Services Agreements shall have been terminated.

          (e) Debt/Equity Replacement Agreement. The transactions contemplated by the Debt/ Equity Replacement Agreement shall have been consummated.

          (f) Series A and B Notes. The Series A Notes and Series B Notes shall have been acquired by Parent and/or Parent shall have obtained consents from the requisite number of holders of Series A Notes and Series B Notes to the amendment of the Series A Indenture and Series B Indenture (including the substitution of Parent as guarantor thereunder and the elimination of Section 3.8 in such indentures), and Parent shall have taken such other action as may be necessary to permit the Reorganization to occur without resulting in a default under the Series A Indenture or the Series B Indenture, to cause the Series A Stockholder to be released and discharged in full from the Series A Guarantee and the Series B Guarantee and to terminate such guarantees on or prior to the Effective Time.

          (g) Nokia Credit Agreement. Parent shall have caused all obligations under the Nokia Credit Agreement to be repaid in full and the Nokia Credit Agreement and Nokia Guaranty shall have been terminated; or Parent shall have obtained an amendment to the Nokia Credit Agreement (including the substitution of Parent as guarantor thereunder and the release and discharge in full of the Nokia Guaranty), to permit the Reorganization to occur without resulting in a default under the Nokia Credit; and, in either event, the Series A Stockholder shall have been released and discharged in full from the Nokia Guaranty on or prior to the Effective Time.

          (h) Intercompany Accounts. All Intercompany Accounts shall have been settled and paid in cash based on financial information available at the Effective Time.

          (i) Tax Allocation Agreement. The Tax Allocation Agreement shall have been terminated.

          (j) Parent Stockholder Agreement. The Parent Stockholders shall have executed and delivered the Parent Stockholder Voting Agreement.

          (k) Omnipoint Agreement. There shall have been no amendments to the Omnipoint Agreement or the transactions contemplated thereby except for amendments which would not, individually or in the aggregate, have a Material Adverse Effect on Parent or on the transactions contemplated by this Agreement.

          (l) Registration Rights Agreement. Parent shall have executed and delivered the Registration Rights Agreement.

          (m) FCC Opinion. The Company shall have received an opinion of FCC counsel to Parent, dated the Effective Time, substantially in the form attached hereto as Annex I.

          (n) Corporate Opinion. The Company shall have received an opinion of corporate and state regulatory counsel to Parent, dated the Effective Time, in substantially the form attached hereto as Annex J.

          (o) Nasdaq. The shares of Parent Company Stock to be issued pursuant to Section 2.1(c) shall have been listed on the Nasdaq National Market.

          (p) Year 2000. There shall not have occurred and be continuing a Material Adverse Effect with respect to Parent relating to the Year 2000 Issue, provided, however, that for purposes of this condition, clauses (i) and (ii) of the definition of Material Adverse Effect shall be disregarded.

     Notwithstanding anything contained to the contrary in Section 7.2(a) or anywhere else in this Agreement, Parent may enter into any Subsequent Transaction, and no changes of any representation or warranty of Parent contained in this Agreement as a result of any Subsequent Transaction shall result in a failure of the conditions set forth in Section 7.2(a); provided, in each case, that any such Subsequent Transaction would not, or would reasonably not be expected to prevent, impair or materially delay the ability of the Company or Parent to consummate the transactions contemplated by this Agreement.

     SECTION 7.3 Conditions to Obligations of Parent and Merger Sub C to Effect the Reorganization. The obligation of Parent and Merger Sub C to effect the Reorganization shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

          (a) Performance of Obligations; Representations and Warranties. The Company shall have performed each of its agreements contained in this Agreement required to be performed at or prior to the Effective Time, and each of the representations and warranties of the Company contained in this Agreement (disregarding all qualifications and exceptions contained therein relating to materiality or a Material Adverse Effect or any similar standard or qualification) shall be true and correct at and as of the Effective Time as if made at and as of the Effective Time, in each case except as contemplated or permitted by this Agreement and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement; and Parent shall have received a certificate signed on behalf of the Company by its Chief Executive Officer and its Chief Financial Officer to such effect.

          (b) Tax Opinion. Parent shall have received an opinion of Jones, Day, Reavis & Pogue, in form and substance reasonably satisfactory to Parent, dated the Effective Time, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing as of the Effective Time,

             (i) for federal income tax purposes, no gain or loss will be recognized by Holding, Merger Sub C or the Company solely as a result of the Reorganization; and

             (ii) in the case of the VoiceStream Merger, (x) such merger will be treated for federal income tax purposes as a reorganization described in section 368(a) of the Code, and each of VoiceStream, Holding and, in the case of a reorganization described in section 368(a)(2)(E) of the Code, Merger Sub A, will be a party to the reorganization within the meaning of section 368(b) of the Code, or (y) such merger will be treated as a transfer of property by the VoiceStream stockholders, other than holders of dissenting shares, to Holding described in section 351(a) of the Code.

     In rendering such opinion, Jones, Day, Reavis & Pogue may receive and rely upon representations from others, including representations from the Company and VoiceStream contained in certificates substantially in the form of the Company Tax Certificate, the VoiceStream Certificate and the Tax Matters Certificate attached hereto as Annex M, Annex M-1 and Annex M-2, representations from Holding contained in certificates substantially in the form of the Parent Tax Certificate and the VoiceStream Wireless Holding Certificate attached hereto as Annex N and Annex N-1, and representations substantially in the form of the Tax Matters Certificate attached hereto as Annex O from certain persons who own, as of the Effective Time, five percent (5%) or more of the total number of shares of the Company or of VoiceStream (or, in such counsel's discretion, of Omnipoint).

          (c) FCC Opinion. Parent shall have received an opinion of FCC counsel of the Company, dated the Effective Time substantially in the form attached hereto as Annex K.

          (d) Corporate Opinion. Parent shall have received an opinion of corporate and state regulatory counsel to the Company in form and substance reasonably acceptable to Parent substantially in the form attached hereto as Annex L.

          (e) Consents Under Agreements. The Company shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any indenture, mortgage, evidence of indebtedness, lease or other agreement or instrument to which the Company or one of its Subsidiaries is a party, except where the failure to obtain the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company or Parent or upon the transactions contemplated by this Agreement.

          (f) Indemnity Agreement. The Indemnity Agreement shall have been authorized, executed and delivered by the parties thereto.

          (g) Year 2000. There shall not have occurred and be continuing a Material Adverse Effect with respect to the Company relating to the Year 2000 Issue, provided, however, that for purposes of this condition, clauses (i) and (ii) of the definition of Material Adverse Effect shall be disregarded.

          (h) Dissenting Shares. No more than 7.5% of the shares of VoiceStream Common Stock outstanding immediately prior to the Effective Time shall be Dissenting Shares.

          (i) Parent shall have received from the Company, the Series A Stockholder and the Investor, a Certificate, dated the Effective Date, in substantially the same form as Anne O (in the case of the Series A Stockholder and the Investor) or Annex M-2 (in the case of the Company).

          (j) Parent shall have received a written fairness opinion from Goldman, Sachs & Co. confirming its oral fairness opinion referred to in
     Section 4.19, within 5 Business Days of the execution of this Agreement.

                                  ARTICLE VIII

                           TERMINATION AND AMENDMENT

     SECTION 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval by the stockholders of Parent or the Company of the matters presented in connection with the
Reorganization:

          (a) by mutual written consent of Parent, Merger Sub C and the Company;

          (b) by either Parent or the Company:

             (i) if the Reorganization has not been effected on or prior to the close of business on September 17, 2000 (the "Termination Date"); provided, however, that if the Reorganization has not occurred by such date due to the fact that the condition set forth in Section 7.1(f) has not been satisfied but all other conditions hereto have been satisfied or waived or are then capable of promptly being satisfied, the Termination Date shall be December 17, 2000; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any obligation of this Agreement has been the cause of, or resulted in, the failure of the Reorganization to have occurred on or prior to such date; or

             (ii) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree or ruling or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall not be available to any party who has not used its best efforts to cause such order to be lifted or otherwise taken such action as is required to comply with
        Section 6.14;

          (c) by Parent if (i) the Company shall have failed to comply with any of its covenants or agreements contained in this Agreement required to be complied with prior to the date of such termination, except as would not reasonably be expected to have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement, which failure to comply cannot be or has not been cured within 30 days after receipt by the Company of written notice of such failure to comply or (ii) the stockholders of the Company shall not approve the Reorganization at the Company Stockholders Meeting or any adjournment thereof;

          (d) by the Company if (i) Parent or Merger Sub C shall have failed to comply with any of its respective covenants or agreements contained in this Agreement required to be complied with prior to the date of such termination, except as would not reasonably be expected to have a

     Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement, which failure to comply cannot be or has not been cured within 30 days after receipt by Parent of written notice of such failure to comply or (ii) the stockholders of Parent shall not approve the Parent Share Issuance at the Parent Stockholders Meeting or any adjournment thereof; or

          (e) by either Parent or the Company if there has been a breach by the other (or Merger Sub C if the Company is the terminating party) of any representation or warranty (disregarding all qualifications and exceptions contained therein relating to materiality or a Material Adverse Effect or any similar standard or qualification) except any breach that would not reasonably be expected to have a Material Adverse Effect on the Company or Parent or the transactions contemplated by this Agreement, in each case which breach cannot be or has not been cured within 30 days after receipt by the breaching party of written notice of the breach.

     SECTION 8.2 Effect of Termination. In the event of a termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub C or the Company or their respective officers or directors, except with respect to Section 3.18, Section 4.14, Section 6.9, this Section 8.2 and Article IX); provided, however, that nothing in this Article VIII shall relieve any party for liability for any breach of this Agreement; provided, further, that the parties hereto agree that any damages for a breach of this Agreement by the Company shall be reduced by the amount of any payment to Parent pursuant to Section 6.9(b)(ii).

     SECTION 8.3 Amendment. This Agreement may be amended by the parties hereto, by or pursuant to action taken by their respective Boards of Directors, at any time before or after approval by the stockholders of Parent and the Company of the matters presented to them in connection with the Reorganization; provided, however, that after any such approval, no amendment shall be made if applicable law would require further approval by such stockholders, unless such further approval shall be obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     SECTION 8.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.1 Non-Survival of Representations and Warranties and
Agreements. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time or, except as set forth in Section 8.2 hereof, the termination of this Agreement pursuant to the terms hereof. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time of the Reorganization.

     SECTION 9.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to Parent or Sub, to:

         VoiceStream Wireless Corporation
         3650 131st Avenue SE, Suite 400
         Bellevue, WA 98006
         Attn: General Counsel
         Telecopy No.: 425-586-8080

         with a copy to:

         Preston Gates & Ellis LLP
         5000 Columbia Center
         701 Fifth Avenue
         Seattle, WA 98104
         Attn: Richard B. Dodd, Esq.
         Telecopy No: 206-623-7022

     (b)  if to the Company, to:

          Aerial Communications, Inc.
          8410 West Bryn Mawr, Suite 1100
          Chicago, Illinois 60631
          Attn: President
          Telecopy No.: 773-399-4147

         with a copy to:

         Aerial Communications, Inc.
         c/o Telephone and Data Systems, Inc.
         30 North LaSalle, Suite 4000
         Chicago, Illinois 60602
         Attn: Chairman
         Telecopy No.: 312-853-9299

         with a copy to:

         Sidley & Austin
         One First National Plaza
         Chicago, Illinois 60603
         Attn: Michael G. Hron, Esq.
         Telecopy No.: 312-853-7036

     SECTION 9.3 Interpretation; Definitions. When a reference is made in this Agreement to an Article, Section, Schedule, Annex or Exhibit, such reference shall be to an Article, Section, Schedule, Annex or Exhibit of this Agreement unless otherwise indicated or unless the context otherwise requires. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be). References to a document are to such document as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to such statute or rule as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision). The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined. The term "hereof" and similar terms refer to this Agreement as a whole. As used in this Agreement, the phrase "made available" shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

     As used in this Agreement, the following terms have the meanings specified or referred to in this Section 9.3.

     "Acquisition Proposal" means any offer or proposal for, or any indication of interest in (i) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries; (ii) the acquisition, directly or indirectly, in a single transaction or series of related transactions, of (A) an equity interest representing greater than 15% of the voting power of the Company or any of its Subsidiaries or (B) assets, securities or ownership interests representing an amount equal to or greater than 15% of the consolidated assets or earning power of the Company and its Subsidiaries, other than the transactions contemplated by this Agreement; or
(iii) the consummation of any other transaction or the entering into of any other agreement or arrangement with respect to any other transactions, the effect of which would have the same result as the occurrence of (i) or (ii).

     "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

     "Adjusted Fully Diluted Shares" shall have the meaning set forth in Section 2.1(e).

     "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person provided that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" shall mean this Agreement and Plan of Reorganization dated the date hereof among Parent, Merger Sub C and the Company and shall include the Schedules, Annexes, Exhibits and disclosure letters attached or related thereto.

     "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago, Illinois or Seattle, Washington are authorized or required by law to close.

     "Cash Consideration Fund" shall have the meaning set forth in Section
2.2(a).

     "Cash Election" shall have the meaning set forth in Section 2.1(c).

     "Cash Election Form" shall have the meaning set forth in Section 2.1(d).

     "Cash Management Agreement" shall mean the Cash Management Agreement, dated April 15, 1996, between Series A Stockholder and the Company, as amended.

     "Certificate of Merger" shall have the meaning set forth in Section 1.3.

     "Closing" shall have the meaning set forth in Section 1.2.

     "Closing Date" shall have the meaning set forth in Section 1.2.

     "Closing Date Market Price" means with respect to one share of Parent Common Stock, the average of the Mean Price (calculated on a weighted average based upon the volume of shares traded on each day) for such share during the period of the 15 most recent trading days ending on the Business Day prior to the Effective Time.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Communications Act" shall mean the Communications Act of 1934, as amended, and the Telecommunications Act of 1996, as amended, together with the rules, regulations and published decisions of the FCC promulgated thereunder.

     "Company" shall have the meaning set forth in the introductory paragraph of this Agreement.

     "Company Benefit Plan" shall mean any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical, life insurance, supplemental unemployment benefits, employee stock purchase, stock appreciation, restricted stock or other employee benefit plan, policy or arrangement providing benefits to any current or former employee, officer or director of the Company or any of its Subsidiaries.

     "Company Certificates" shall have the meaning set forth in Section 2.2(a).

     "Company Common Shares" shall have the meaning set forth in the first recital of this Agreement.

     "Company Common Stock" shall have the meaning set forth in the recital provision of this Agreement.

     "Company Employee" shall mean any employee of the Company or any of its Subsidiaries.

     "Company Filed SEC Documents" shall have the meaning set forth in Section 3.7.

     "Company Financial Advisor" shall have the meaning set forth in Section
3.17.

     "Company Letter" shall mean the letter from the Company to Parent dated the date hereof, which letter relates to this Agreement and is designated therein as the Company Letter.

     "Company Permits" shall have the meaning set forth in Section 3.9.

     "Company Preferred Stock" shall have the meaning set forth in Section 3.3.

     "Company Registration Rights Agreement" shall mean the Registration Rights Agreement, dated April 15, 1996, between Series A Stockholder and the Company, as amended.

     "Company Restricted Stock Units" shall mean restricted stock units granted under the Company Restricted Stock Unit Plan.

     "Company SEC Documents" shall have the meaning set forth in Section 3.6.

     "Company Series A Common Shares" shall have the meaning set forth in the first recital of this Agreement.

     "Company Stockholders Meeting" shall have the meaning set forth in Section 6.3.

     "Company Stock Options" shall have the meaning set forth in Section 3.3.

     "Company Subsidiaries" shall have the meaning set forth in Section 3.1.

     "Confidentiality Agreement" shall have the meaning set forth in Section
6.6.

     "Constituent Corporations" shall have the meaning set forth in the introductory paragraph of this Agreement.

     "Conversion Number" shall have the meaning set forth in Section 2.1(c).

     "D&O Insurance" shall have the meaning set forth in Section 6.13(b).

     "Debt/Equity Replacement Agreement" shall mean the Debt/Equity Replacement Agreement in the form attached hereto as Annex F.

     "DGCL" shall mean the General Corporation Law of the State of Delaware.

     "Dissenting Shares" shall have the meaning set forth in Section
1.0(c)(vii).

     "Effective Date" shall have the meaning set forth in Section 6.26(a).

     "Effective Time" shall have the meaning set forth in Section 1.3.

     "Election Deadline" shall have the meaning set forth in Section 2.1(e).

     "Employee Benefit Plans Agreement" shall mean the Employee Benefit Plans Agreement, dated April 15, 1996, between Series A Stockholder and the Company, as amended.

     "Employee Benefit Plans Separation Agreement" shall mean the Employee Benefit Plans Separation Agreement in the form attached hereto as Annex D.

     "Environmental Laws" shall mean any applicable statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity relating to or regulating or imposing liability or standards of conduct with respect to pollution, protection of the environment or environmental regulation or control or regarding Hazardous Substances or occupational health or safety.

     "Environmental Permits" shall mean, with respect to any Person, all permits, licenses, franchises, certificates, approvals and other similar authorizations of any Governmental Entity relating to or required by Environmental Laws and affecting, or relating in any way to, the business of such Person or any of its Subsidiaries as currently conducted.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, together with the rules and regulations promulgated thereunder.

     "ERISA Affiliate" shall mean (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) any partnership, trade or business (whether or not incorporated) which on the day before the Closing Date was under common control (within the meaning of Section 414(c) of the Code) with the Company; and
(iii) any entity which is a member of the same affiliated service group (within the meaning of Section 414(m) of the Code as either the Company, any corporation described in clause (i) or any partnership, trade or business described in clause (ii).

     "ERISA Benefit Plan" shall mean a Company Benefit Plan maintained as of the date of this Agreement which is also an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) or which is also an "employee welfare benefit plan" (as defined in Section 3(1) of ERISA).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

     "Exchange Agent" shall have the meaning set forth in Section 2.2(a).

     "Exchange Agreement" shall mean the Exchange Agreement, dated April 15, 1996, between Series A Stockholder and the Company, as amended.

     "Exchange Fund" shall have the meaning set forth in Section 2.2(a).

     "Exchange Rate" shall mean the "Exchange Rate Applicable to Aerial Common Shares" as defined in Section 7.2 of the Investment Agreement as adjusted pursuant to Section 7.3 of the Investment Agreement, as specified in Item 3.2 of the "Company Letter."

     "FAA" shall mean the Federal Aviation Administration and any successor agency or body.

     "FCC" shall mean the Federal Communications Commission and any successor agency or body.

     "Final Order" shall mean action by the applicable regulatory authority (the "Agency") which is in full force and effect, with respect to which no petition or other request for Agency or court stay, reconsideration or review of any kind is pending, and as to which all time periods have expired within which the Agency or a court may be asked to stay, reconsider or review the action or may stay, reconsider or review the action sua sponte.

     "Governmental Entity" shall mean any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational, including the FAA, FCC and any state public utility or service commission or similar agency.

     "Hazardous Substance" shall mean any material defined as toxic or hazardous, including any petroleum and petroleum products, under any applicable Environmental Law.

     "Holding" shall have the meaning set forth in the recitals hereto.

     "Holding Common Stock" shall have the meaning set forth in Section 4.3.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Indebtedness" of any Person at any date shall mean (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under financing leases,
(d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and with respect to unpaid reimbursement obligations related to letters of credit issued for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Indemnified Person" shall have the meaning set forth in Section 6.13(a).

     "Insurance Cost Sharing Agreement" shall mean the Insurance Cost Sharing Agreement, dated April 15, 1996, between Series A Stockholder and the Company, as amended.

     "Intellectual Property Rights" shall mean any right to use, all patents, patent rights, trademarks, trade names, trade dress, logos, service marks, copyrights, know how and other proprietary intellectual property rights and computer programs held or used by the Company or any of its Subsidiaries.

     "Intercompany Accounts" shall have the meaning set forth in Section 6.23.

     "Intercompany Agreement" shall mean the Intercompany Agreement, dated April 15, 1996, by and between the Company and Series A Stockholder, as amended.

     "Intercompany Service Agreements" shall have the meaning set forth in
Section 6.19.

     "Investment Agreement" shall mean the Investment Agreement, dated as of September 8, 1998, by and among the Company, Series A Stockholder, Operating Company and Investor, as amended.

     "Investment Entity" shall mean an entity in which the Company or any of its Subsidiaries has an Investment Interest.

     "Investment Interest" shall mean a direct or indirect ownership of (i) capital stock, bonds, debentures, partnership, membership interests or other ownership interests or other securities of any Person; (ii) any deposit with or advance, loan or other extension of credit (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise to resell such property to such other Person) to any other Person;
(iii) any revenue or profit interests pursuant to any agreement or license or
(iv) any agreement, commitment, right, understanding or arrangement with respect to any of the items referred to in (i), (ii) or (iii) of this definition.

     "Investor" shall mean Sonera, Ltd., a Finnish limited liability company, which holds an investment in Operating Company.

     "Joint Proxy Statement" shall have the meaning set forth in Section 3.8.

     "Joint Venture Agreement" shall mean the Joint Venture Agreement dated as of September 8, 1998, by and among the Company, Operating Company and Sonera Corporation U.S.

     "knowledge" shall mean the actual knowledge of the executive officers of the Company or its Subsidiaries or the executive officers of Parent, as the case may be who have exercised reasonable due diligence with respect to the representation and warranty to which such knowledge statement is made.

     "Liabilities" shall mean any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, whenever arising (unless otherwise specified in this Agreement), including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

     "Liens" shall mean any pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

     "Long-Term Incentive Plan" shall mean the Company's 1996 Long-Term Incentive Plan.

     "Losses" shall mean losses, Liabilities, claims, damages, payments, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown (including, without limitation, the costs and expenses of any and all Actions, threatened Actions, demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened Actions.

     "Management Side Letter" shall mean the letter dated September 8, 1998, among Series A Stockholder, the Company and Investor.

     "Material Adverse Change" or "Material Adverse Effect" shall mean, when used in connection with the Company or Parent, as the case may be, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) or fact or condition that is materially adverse to the business, properties, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, or Parent and its Subsidiaries taken as a whole, as the case may be, provided, however, that (i) any adverse change, effect or development that is primarily caused by conditions affecting the United States economy generally or the economy of any nation or region in which the Company or Parent, as the case may be, or its Subsidiaries conducts business that is material to the business of the Company or Parent, as the case may be, and its Subsidiaries, taken as a whole, shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Change" or "Material Adverse Effect" with respect to the Company or Parent, as the case may be, (ii) any adverse change, effect or development that is primarily caused by conditions generally affecting the industries in which the Company or Parent, as the case may be, conducts its business shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Change" or "Material Adverse Effect" with respect to the Company or Parent, as the case may be, and (iii) any adverse change, effect or development that is primarily caused by the announcement or pendency of this Agreement, the Reorganization or the transactions contemplated hereby shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Change" or "Material Adverse Effect" with respect to the Company or Parent, as the case may be; and a "Material Adverse Effect" with respect to the transactions contemplated by this Agreement shall mean any event, fact or condition which would reasonably be expected to materially delay, interfere with, impair or prevent the transactions contemplated by this agreement in a manner which would have a material adverse effect on such transactions taken as a whole considering the intentions and expectations of the parties hereto; provided, however, that for the purpose of Section 7.1(b), clause (iii) above shall not be excluded.

     "Mean Price" means, on any day in which shares are traded on Nasdaq, the average of the high and low trading prices for which one share of Parent Common Stock is traded on Nasdaq as reported by The Wall Street Journal.

     "Merger" shall have the meaning set forth in the recitals to this Agreement.

     "Merger Documents" shall have the meaning set forth in Section 1.0.

     "Merger Sub A" shall have the meaning set forth in the recitals to this Agreement.

     "Merger Sub B" shall have the meaning set forth in the recitals to this Agreement.

     "Merger Sub C" shall have the meaning set forth in the recitals to this Agreement.

     "Nasdaq" shall have the meaning set forth in Section 2.2(e).

     "Nokia" shall mean Nokia Telecommunications, Inc., a Delaware corporation.

     "Nokia Credit Agreement" shall mean the Credit Agreement dated as of June 30, 1998 among the Company, Nokia and the financial institutions named therein, as amended.

     "Nokia Guaranty" shall mean the Guaranty, dated June 30, 1998, by Series A Stockholder of the obligations of the Company to Nokia under the Nokia Credit Agreement.

     "Omnipoint Agreement" shall mean the transactions contemplated by the Agreement and Plan or Reorganization dated as of June 23, 1999 by and among Parent, VoiceStream Wireless Holding Corporation and Omnipoint Corporation.

     "Omnipoint Merger" shall have the meaning set forth in the recitals to this Agreement.

     "Omnipoint Reorganization" shall have the meaning set forth in the recitals hereto.

     "Omnipoint End Date" shall mean the "End Date", as defined in the Omnipoint Agreement, provided that such date shall be no later than June 30, 2000.

     "Operating Company" shall mean Aerial Operating Company, Inc., a Delaware corporation and Subsidiary of the Company.

     "Operating Company Shares" shall mean shares of common stock, $.001 par value, of Operating Company.

     "Parent" shall have the meaning set forth in Section 1.0.

     "Parent Certificates" shall have the meaning set forth in Section 2.2(a).

     "Parent Common Stock" shall have the meaning set forth in the recitals of this Agreement.

     "Parent Filed SEC Documents" shall have the meaning set forth in Section
4.7.

     "Parent Letter" shall mean the letter from Parent to the Company dated the date hereof, which letter relates to this Agreement and is designated therein as the Parent Letter.

     "Parent Permits" shall have the meaning set forth in Section 4.9.

     "Parent SEC Documents" shall have the meaning set forth in Section 4.6.

     "Parent Share Issuance" shall have the meaning set forth in Section 4.4.

     "Parent Stockholders" shall have the meaning set forth in Section 6.25.

     "Parent Stockholder Meeting" shall have the meaning set forth in Section 6.3(b).

     "Parent Subsidiaries" shall have the meaning set forth in Section 4.1.

     "Per Share Cash Consideration" shall have the meaning set forth in Section 2.1(c).

     "Per Share Cash Value" shall have the meaning set forth in Section 2.1(c).

     "Per Share Stock Consideration" shall have the meaning set forth in Section 2.1(d).

     "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative, governmental authority or agency, political subdivision, or any group of Persons acting in concert.

     "Public Holders" shall have the meaning set forth in Section 2.1(d).

     "Registration Rights Agreement" shall mean the Registration Rights Agreement attached to the Stockholder Agreement to be entered into between Series A Stockholder and Parent.

     "Registration Statement" shall have the meaning set forth in Section 4.4.

     "Reorganization" shall have the meaning set forth in the recitals to this Agreement.

     "Restricted Stock Plan" shall mean the Company's Retention Restricted Stock Unit Plan.

     "Retained Employee" shall have the meaning set forth in Section 6.1(a).

     "Revolving Credit Agreement" shall mean the Revolving Credit Agreement, dated August 31, 1998, between Series A Stockholder and Operating Company, as amended.

     "Revolving Credit Agreement Guaranty" shall mean the Guaranty dated August 31, 1998 by the Company of the obligations of Operating Company to Series A Stockholder under the Revolving Credit Agreement, as reaffirmed in connection with any amendment to the Revolving Credit Agreement.

     "Rule 145 Affiliates" shall have the meaning set forth in Section 6.7.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

     "Series A Guaranty" shall mean the Guaranty by the Series A Stockholder of the obligations of the Company under the Series A Notes.

     "Series A Indenture" shall mean the Indenture dated as of November 4, 1996, among the Company, Series A Stockholder and The First National Bank of Chicago, as supplemented, relating to the Series A Notes.

     "Series A Notes" shall mean the Series A Zero Coupon Notes due 2006, of the Company.

     "Series A Stockholder" shall mean Telephone and Data Systems, Inc., a Delaware corporation, the parent of the Company.

     "Series A Stockholder's Group" shall mean any "affiliated group" (as defined in Section 1504 of the Code without regard to the limitations contained in Section 1504(b) of the Code) that includes the Series A Stockholder or any predecessor of or successor to the Series A Stockholder (or another such predecessor or successor).

     "Series B Guaranty" shall mean the Guaranty by the Series A Stockholder of the obligations of the Company under the Series B Notes.

     "Series B Indenture" shall mean the Indenture dated as of February 5, 1998 among the Company, Series A Stockholder and The First National Bank of Chicago, as supplemented, relating to the Series B Notes.

     "Series B Notes" shall mean the Series B Zero Coupon Notes due 2008, of the Company.

     "Significant Employee" shall mean any Employee of the Company or any of its Subsidiaries who (i) is an officer of the Company or any of its Subsidiaries,
(ii) has a written employment contract with the Company or any of its Subsidiaries which calls for annual compensation in excess of $90,000, or (iii) is compensated by the Company and/or its Subsidiaries at an annual rate greater than $90,000.

     "Stock Consideration Fund" shall have the meaning set forth in Section 2.2(a).

     "Stock Equivalents" shall have the meaning set forth in Section 3.3.

     "Stockholder Agreement" shall mean the Stockholder Agreement to be entered into between Series A Stockholder and Parent attached hereto as Annex D.

     "Subsequent Transaction" shall mean any transaction, including the Omnipoint Transaction, whereby (i) Parent or any of its Subsidiaries would acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, limited liability company, partnership, other business organization or assets or division thereof, which is in the business of providing wireless communication services, (ii) Parent or any of its Subsidiaries would acquire an Investment Interest in any of the foregoing, (iii) Parent or any of its Subsidiaries would issue any equity interest or incur any Indebtedness whether in connection with any item described in (i) or (ii) or otherwise, (iv) Parent or any of its Subsidiaries enters into or engages in a strategic alliance or other commercial relationship or (v) Parent or any of its Subsidiaries is acting in the ordinary course consistent with past practice; provided, however,in connection with a Subsequent Transaction described in items
(i), (ii), (iii) or (iv) of this definition, Parent must receive an opinion from a nationally recognized investment bank, acting as financial advisor to Parent, to the effect that, from a financial point of view, such Subsequent Transaction is fair to the holders of Parent Common Stock or, if applicable, Parent.

     "Subsidiary" or "subsidiary" shall mean a person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by another Person.

     "Substitute Options" shall have the meaning set forth in Section 6.2(b).

     "Supplemental Agreement" shall mean the Supplemental Agreement, dated as of September 8, 1998, by and among the Company, Operating Company and Investor.

     "Surviving Corporation" shall have the meaning set forth in Section 1.1.

     "Tag-Along Right" shall have the meaning set forth in Section 2.1(c).

     "Tax" and "Taxes" shall mean any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to Tax or additional amount imposed by any Governmental Entity.

     "Tax Allocation Agreement" shall mean the Tax Allocation Agreement, dated September 8, 1998, between Series A Stockholder and the Company, as amended.

     "Tax Deferred Savings Plan" shall mean the Telephone and Data Systems, Inc. Tax Deferred Savings Plan.

     "Tax Return" shall mean any return, report or similar statement required to be filed with respect to any Tax including, without limitation, any information return, claim for refund, amended return or declaration of estimated tax.

     "Tax Settlement Agreement" shall mean the Tax Settlement Agreement dated March 12, 1999 among Series A Stockholder, the Company and Operating Company, as amended.

     "Termination Fee" shall have the meaning set forth in Section 6.9(b).

     "Transfer Taxes" shall have the meaning set forth in Section 6.11.

     "Transition Services Agreement" shall mean the Transition Services Agreement in the form attached hereto as Annex C.

     "VoiceStream Common Stock" shall have the meaning set forth in Section 4.3.

     "VoiceStream ESPP" shall have the meaning set forth in Section 4.3.

     "VoiceStream ERSP" shall have the meaning set forth in Section 4.3.

     "VoiceStream Merger" shall have the meaning set forth in the recitals to this Agreement.

     "VoiceStream Option Plan" shall have the meaning set forth in Section 4.3.

     "VoiceStream Preferred Stock" shall have the meaning set forth in Section 4.3.

     "Year 2000 Issue" means a failure of a system to recognize and properly process date-sensitive functions involving dates prior to, on and after December 31, 1999 (including, but not limited to calculation, comparison and sequencing, and including, without limitation, leap year calculations).

     SECTION 9.4 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     SECTION 9.5 Entire Agreement; No Third-Party Beneficiaries. Except for the Confidentiality Agreement, this Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement, except for the provisions of Sections 6.1, 6.13, and 6.19 through 6.24, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     SECTION 9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 9.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     SECTION 9.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

     SECTION 9.9 Enforcement of this Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached in any material respect. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the material terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled at law or in equity.

     SECTION 9.10 Obligations of Subsidiaries. Whenever this Agreement requires any Subsidiary of Parent (including Sub) or of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of Parent or the Company, as the case may be, to cause such Subsidiary to take such action.

     SECTION 9.11 Reliance on Representations. Notwithstanding any investigation, knowledge or review made at any time by or on behalf of any party hereto, the parties acknowledge and agree that all representations and warranties contained in this Agreement, the Annexes, the Company Letter, the Parent Letter or in any of the documents, certification or agreements delivered in connection therewith, are being relied upon as a material inducement to enter into this Agreement and the transactions contemplated hereby.

     In Witness Whereof, Parent, Merger Sub C and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                          VOICESTREAM WIRELESS CORPORATION

                                          By: /s/ CREGG B. BAUMBAUGH
                                            ------------------------------------
                                              Name: Cregg B. Baumbaugh
                                              Title:  Executive Vice
                                            President --
                                                 Strategy, Finance and
                                            Development

                                          VOICESTREAM WIRELESS HOLDING
                                          CORPORATION

                                          By: /s/ CREGG B. BAUMBAUGH
                                            ------------------------------------
                                              Name: Cregg B. Baumbaugh
                                              Title:  Executive Vice
                                            President --
                                                 Strategy, Finance and
                                            Development

                                          VOICESTREAM SUBSIDIARY III CORPORATION

                                          By: /s/ CREGG B. BAUMBAUGH
                                            ------------------------------------
                                              Name: Cregg B. Baumbaugh
                                              Title:  Executive Vice
                                            President --
                                                 Strategy, Finance and
                                            Development

                                          AERIAL COMMUNICATIONS, INC.

                                          By: /s/ LEROY T. CARLSON, JR.
                                            ------------------------------------
                                              Name: LeRoy T. Carlson, Jr.
                                              Title:  Chairman

In addition, this Agreement is signed by the undersigned solely for the purposes of Sections 6.16, 6.17, 6.18, 6.19, 6.20, 6.21, 6.23, 6.24, and 6.26.

                                          TELEPHONE AND DATA SYSTEMS, INC.

                                          By: /s/ LEROY T. CARLSON
                                            ------------------------------------
                                              Name: LeRoy T. Carlson
                                              Title:  Chairman

             SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION

           [OPINION OF GOLDMAN, SACHS & CO. (AERIAL REORGANIZATION)]

                                                                         ANNEX E
PERSONAL AND CONFIDENTIAL

September 17, 1999

Board of Directors
VoiceStream Wireless Corporation
3650 131st Avenue SE
Suite 400
Bellevue, WA 98006

Gentlemen:

     You have requested our opinion as to the fairness from a financial point of view to VoiceStream Wireless Corporation ("VoiceStream") of the Merger Consideration (as defined below) to be paid by VoiceStream under the Agreement and Plan of Reorganization (the "Aerial Agreement"), dated as of September 17, 1999, among VoiceStream, VoiceStream Wireless Holding Corporation ("Holding"), VoiceStream Subsidiary III Corporation ("Merger Sub C"), a wholly-owned direct subsidiary of Holding, Aerial Communications, Inc. ("Aerial"), and Telephone and Data Systems, Inc. (the "Series A Stockholder"), which provides for the merger of Merger Sub C with and into Aerial and, if the transactions contemplated by the Omnipoint Agreement (as defined below) are terminated or not consummated by the Omnipoint End Date (as defined in the Aerial Agreement), for the merger of VoiceStream Subsidiary I, a wholly-owned subsidiary of Holding ("Merger Sub A"), with and into VoiceStream. We understand that VoiceStream has also entered into an Agreement and Plan of Reorganization (the "Omnipoint Agreement"), dated as of June 23, 1999, among VoiceStream, Holding and Omnipoint Corporation ("Omnipoint"), which provides for the merger of Merger Sub A with and into VoiceStream and the merger of VoiceStream Subsidiary II, a wholly-owned subsidiary of Holding, with and into Omnipoint (the "Omnipoint Reorganization"), whereby VoiceStream and Omnipoint will become wholly-owned subsidiaries of Holding.

     Pursuant to the Aerial Agreement, each outstanding share of Common Stock, no par value, of VoiceStream ("VoiceStream Common Stock"), will be converted into one share of Common Stock, $0.001 par value, of Holding ("Holding Common Stock"), and each outstanding Series A Common Share, par value $1.00, and each outstanding Common Share, par value $1.00, of Aerial (together, "Aerial Common Stock") will be converted into the following consideration (the "Merger Consideration"): (i) in the case of the Series A Stockholder and Sonera, Ltd. ("Sonera"), the right to receive the Conversion Number (as defined below) of shares of Holding Common Stock and (ii) in the case of stockholders of Aerial other than the Series A Stockholder or Sonera, the right to receive the Conversion Number of shares of Holding Common Stock or, at the election of such stockholders, $18.00 in cash. The Conversion Number will be equal to 0.455; provided, however, (i) in the event that (a) the Omnipoint Agreement is terminated or the transactions contemplated by the Omnipoint Agreement are not consummated by the Omnipoint End Date and (b) the Closing Date Market Price (as defined in the Aerial Agreement) is less than $39.56, the Conversion Number will be equal to the number determined by dividing $18.00 by the Closing Date Market Price, but will not be greater than 0.50 or less than 0.455 (or, if applicable, the quotient calculated as described in clause (ii)); and (ii) in the event that the number of Adjusted Fully Diluted Shares (as defined in the Aerial Agreement) exceeds 85,839,161 as of the Effective Time, the Conversion Number will be equal to the number determined by dividing 39,056,818 by such number of Adjusted Fully Diluted Shares as of the Effective Time (subject to further adjustment as described in clause (i), if applicable). In addition, pursuant to the Debt/Equity Replacement Agreement, to be entered into by and among the Series A Stockholder, Aerial, VoiceStream and Holding (the "Debt/Equity

VoiceStream Wireless Corporation
September 17, 1999
Page  2

Replacement Agreement"), debt of Aerial in the amount of $420,000,000 held by the Series A Stockholder will be converted into shares of Aerial Common Stock at a conversion price of $22.00. In addition, you have advised us that Sonera will acquire 10.45 million shares of Aerial Common Stock at a price of $22.00 per share.

     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with VoiceStream, having provided certain investment banking services to VoiceStream and its former parent, Western Wireless Corporation ("Western"), from time to time, including having acted as lead manager in the initial public offering of 11 million shares of common stock, no par value (the "Western Common Stock"), of Western in May 1996; having acted as lead manager in the public offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due June 2006, of Western in May 1996; having acted as lead manager in the private offering of $200 million aggregate principal amount of 10.5% senior subordinated notes due February 2007, of Western in October 1996; having acted as lead manager in the public offering of 12.1 million shares of Western Common Stock in April 1998; having acted as Western's financial advisor in connection with the sale of 19.9% of the outstanding shares of VoiceStream Common Stock to Hutchison Telecommunications PCS (USA) Limited in February 1998; and having acted as VoiceStream's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Aerial Agreement and the Omnipoint Agreement. Investment funds affiliated with Goldman, Sachs & Co. have a principal investment in VoiceStream in the amount of 9,730,208 shares of VoiceStream Common Stock and have the right to designate a nominee for election to VoiceStream's Board of Directors. Terrence O'Toole, a Managing Director of Goldman, Sachs & Co., is a director of VoiceStream. In addition, we have provided certain investment banking services to Aerial from time to time, including having acted as co-manager in the initial public offering of 12.25 million shares of Aerial Common Stock in April 1996. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of VoiceStream and Aerial for its own account and for the accounts of customers. As of September 10, 1999, Goldman, Sachs & Co. had a short position in 4,061 shares of Aerial Common Stock and a short position in 150 put contracts on Aerial Common Stock. As of the same date and in addition to the principal investment referred to above, Goldman, Sachs & Co. had a long position of $8.5 million of VoiceStream bank loans.

     In connection with this opinion, we have reviewed, among other things, the Aerial Agreement; the Omnipoint Agreement; the Debt/Equity Replacement Agreement; the Registration Statement on Form 10 of VoiceStream dated April 13, 1999; Annual Reports to Stockholders and Annual Reports on Form 10-K of Western for the three years ended December 31, 1998; Annual Reports to Stockholders and Annual Reports on Form 10-K of Aerial for the two years ended December 31, 1998; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of VoiceStream, Western and Aerial; certain other communications from VoiceStream, Western and Aerial to their respective stockholders; certain internal financial analyses and forecasts for VoiceStream prepared by the management of VoiceStream, certain financial analyses and forecasts for Aerial prepared by the management of VoiceStream, and certain internal financial analyses and forecasts for Aerial prepared by the management of Aerial (collectively, the "Forecasts"). We also have held discussions with

VoiceStream Wireless Corporation
September 17, 1999
Page  3

members of senior management of VoiceStream and Aerial regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the Aerial Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the VoiceStream Common Stock and Aerial Common Stock, compared certain financial and stock market information for VoiceStream and Aerial with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the U.S. wireless communications industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

     We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In this regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of VoiceStream and Aerial, as the case may be. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of VoiceStream or Aerial or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We have also taken into account VoiceStream's view as to the possible tax consequences of the transactions contemplated by the Aerial Agreement as described to us by VoiceStream. We have assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the transaction contemplated by the Aerial Agreement will be obtained without any adverse effect on VoiceStream or Aerial or on the contemplated benefits of the transactions contemplated by the Aerial Agreement. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of VoiceStream in connection with its consideration of the transactions contemplated by the Aerial Agreement and such opinion does not constitute a recommendation as to how any holder of shares of VoiceStream Common Stock should vote with respect to such transactions.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Merger Consideration to be paid by VoiceStream pursuant to the Aerial Agreement is fair from a financial point of view to VoiceStream stockholders.

                                          Very truly yours,

                                          (GOLDMAN, SACHS & CO.)

                                                                         ANNEX F

       [OPINION OF DONALDSON, LUFKIN & JENRETTE (AERIAL REORGANIZATION)]

September 17, 1999

Board of Directors
Aerial Communications, Inc.
8410 West Bryn Mawr
Suite 1100
Chicago, Illinois 60631

Members of the Board:

     You have requested our opinion as to the fairness from a financial point of view to the stockholders of Aerial Communications, Inc. (the "Company") of the consideration to be received by such stockholders pursuant to the terms of the Agreement and Plan of Reorganization, dated September 17, 1999 (the "Agreement"), by and among VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation, a Delaware corporation ("Holding"), VoiceStream Subsidiary III Corporation, a Delaware corporation ("Sub"), which shall be a wholly-owned direct subsidiary of Holding as of the effective time of the Merger, the Company and Telephone and Data Systems, Inc., a Delaware Corporation ("TDS"), pursuant to which Sub will be merged (the "Merger") with and into the Company. The Merger is conditioned upon the consummation or termination of the acquisition of Omnipoint Corporation ("Omnipoint"), pursuant to the Agreement and Plan of Reorganization, dated as of June 23, 1999 (the "Omnipoint Reorganization Agreement"), among VoiceStream, Holding and Omnipoint (the "Omnipoint Acquisition"); provided, that such condition shall be deemed to have been satisfied on the earlier of the "End Date," as defined in the Omnipoint Reorganization Agreement, or June 30, 2000. Subsequent to the Merger, each of the Company, VoiceStream and, if the Omnipoint Acquisition is consummated, Omnipoint, will continue as a subsidiary of Holding.

     Pursuant to the Agreement, each share of common stock of the Company ("Company Common Stock") will be converted into the right to receive 0.455 shares of common stock, $.001 par value per share (the "Holding Common Stock") of Holding; provided, that if the Omnipoint Acquisition is terminated or not consummated prior to the Merger and the 15-day average of the high and low trading prices for Holding Common Stock or the common stock of VoiceStream, as applicable, immediately prior to the effective time of the Merger (the "Closing Date Market Price") is less than $39.56, then each share of Company Common Stock will be converted into the right to receive the amount determined by dividing $18.00 by the Closing Date Market Price, but shall not be greater than 0.500 or less than 0.455; and, provided, further, that any such exchange ratio shall be subject to adjustment below 0.455 by dividing 39,056,818 by the aggregate number of shares of Company Common Stock and stock appreciation rights, phantom stock rights or other contractual rights the value of which is determined in whole or in part by the value of any capital stock of the Company, not including shares issued or to be issued pursuant to the Debt/Equity Replacement Agreement (as defined below), to TDS and Sonera Ltd. ("Sonera") and pursuant to performance options (the "Adjusted Fully Diluted Shares"), if the aggregate number of Adjusted Fully Diluted Shares exceeds 85,839,161 at the effective time of the Merger (any such ratio whether or not the Omnipoint Acquisition is consummated prior to the Merger, the "Exchange Ratio"). Stockholders of the Company, other than TDS and Sonera, will have the option to receive $18.00 in cash in lieu of the Exchange Ratio (together with the Exchange Ratio, the "Merger Consideration"). The terms of the Merger are more fully set forth in the Agreement.

Board of Directors
Aerial Communications, Inc.
Page  2

     In arriving at our opinion, we have reviewed: (i) the Agreement; (ii) the Stockholder Agreement, dated the date of the Agreement, among VoiceStream, TDS and Holding; (iii) the Debt/Equity Replacement Agreement, dated the date of the Agreement, among TDS, VoiceStream, Holding, Aerial Operating Company, Inc., a majority-owned subsidiary of the Company ("Operating Company"), and the Company;
(iv) the Indemnity Agreement, dated the date of the Agreement, among TDS, Operating Company, VoiceStream, Holding and the Company; (v) the Stockholder Agreement, dated the date of the Agreement, among certain stockholders of VoiceStream; (vi) a draft of the Investor Agreement to be entered into by TDS, VoiceStream and Holding at or prior to the effective time of the Merger; (vii) a draft of the Registration Rights Agreement to be entered into by TDS and Holding at or prior to the effective time of the Merger; and (viii) the exhibits thereto. We also have reviewed financial and other information that was publicly available, including certain research analysts' projections for VoiceStream (both on a standalone basis and pro forma for the Omnipoint Acquisition), or furnished to us by the Company and VoiceStream, including information provided during discussions with their respective managements (which, with respect to VoiceStream includes VoiceStream management's comments on the research analysts' projections referred to above) (such research analysts' projections, as commented on by management of VoiceStream, the "Analyst Projections"). Included in the information provided during discussions with the management of the Company were certain financial projections of the Company prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company, VoiceStream and Omnipoint with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of the Company, VoiceStream and Omnipoint, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

     In rendering our opinion, we have relied upon and assumed without independent verification the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and VoiceStream and their respective representatives, or that was otherwise reviewed by us and have assumed that the Company is not aware of any information prepared by it or its advisors that might be material to our opinion that has not been made available to us. With respect to the financial projections supplied to us, we have relied on representations that they have been reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company. With respect to the Analyst Projections, we have assumed that they have been prepared on a basis that does not materially differ from the view of management of VoiceStream as to the future operating and financial performance of VoiceStream. We have not assumed any responsibility for making any independent evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by us. We have relied as to certain legal matters on advice of counsel to the Company.

     Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which Holding Common Stock will actually trade at any time. Our opinion does not address the relative merits of the Merger, as contrasted with other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the Merger.

Board of Directors
Aerial Communications, Inc.
Page  3

Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed transaction. This opinion is not to be quoted or referred to, in whole or in part, in any document, nor shall this opinion be used for any other purposes or publicly disclosed, without our prior written consent; provided, however, the Company is authorized to include this opinion in its entirety in the proxy materials specifically contemplated by the Agreement.

     We have acted as financial advisor to the Board of Directors of the Company in connection with the transactions contemplated by the Agreement and will receive a fee for our services, a substantial portion of which is contingent upon consummation of the transactions contemplated by the Agreement. Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of our business we actively trade the debt and equity securities of companies, including the Company, TDS, VoiceStream and Omnipoint, for our own account and for the accounts of customers and may hold a long or short position in such securities at any time. DLJ has performed investment banking and other services for the Company, TDS, Omnipoint, Western Wireless Corp. ("Western Wireless"), the former owner of VoiceStream, and Hutchison Whampoa Limited ("Hutchison") in the past, including (i) acting as the lead manager for an offering of convertible preferred stock of Omnipoint in May 1998, (ii) acting as a co-manager for an offering of Class A Shares of Western Wireless in April, 1998,
(iii) acting as a co-manager for an offering of Trust Originated Preferred Securities of TDS in February 1998, (iv) arranging a senior secured credit facility for Omnipoint in February 1998 and (v) acting as financial advisor to Hutchison in its purchase of common stock of Western Wireless in October 1997, and has received usual and customary compensation for such services.

     Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Merger Consideration to be received pursuant to the Agreement by the stockholders of the Company, other than VoiceStream, Holding and Omnipoint and any of their respective affiliates, is fair to such stockholders from a financial point of view.

                                          Very truly yours,

                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          By:     /s/ LOUIS P. FRIEDMAN
                                            ------------------------------------
                                                     Louis P. Friedman

                                                                         ANNEX G

        [OPINION WASSERSTEIN PERELLA & CO., INC (AERIAL REORGANIZATION)]

                               September 17, 1999

Special Committee of the Board of Directors
Aerial Communications, Inc.
8410 West Bryn Mawr
Suite 1100
Chicago, IL 60631

Members of the Special Committee:

     You have asked us to advise you with respect to the fairness, from a financial point of view, to the stockholders of Aerial Communications, Inc. (the "Company") (other than Telephone and Data Systems, Inc. ("TDS") and Sonera Ltd. ("Sonera")) (the "Public Stockholders") of the Merger Consideration (as defined below) provided for pursuant to the terms of the Agreement and Plan of Reorganization (the "Reorganization Agreement"), among the Company, TDS, VoiceStream Wireless Corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation ("Holding") and VoiceStream Subsidiary III Corporation, a wholly owned subsidiary of Holding ("Sub"). The Reorganization Agreement provides for, among other things, a merger of Sub with and into the Company (the "Merger"). The Merger is conditioned upon the consummation or termination of the acquisition of Omnipoint Corporation ("Omnipoint"), pursuant to the Agreement and Plan of Reorganization, dated as of June 23, 1999 (the "Omnipoint Reorganization Agreement"), among VoiceStream, Holding and Omnipoint (the "Omnipoint Acquisition"); provided, that such condition shall be deemed to have been satisfied on the earlier of the End Date (as defined in the Omnipoint Reorganization Agreement) or June 30, 2000 (the "Omnipoint End Date"). In the Merger, each outstanding Series A Common Share, $1.00 par value, of the Company and each outstanding Common Share, $1.00 par value, of the Company (other than any such shares held in the treasury of the Company or owned by VoiceStream, Holding or their respective subsidiaries) (collectively "Company Common Stock") will be converted into 0.455 shares (the "Exchange Ratio") of common stock, par value $0.001 per share, of Holding (the "Holding Common Stock"), subject to increase if the Omnipoint Acquisition is terminated or not consummated prior to the Omnipoint End Date and the 15-day average of the high and low trading prices for Holding Common Stock or the common stock of VoiceStream, as applicable, immediately prior to the effective time of the Merger (the "Closing Date Market Price") is less than $39.56, in which case each share of Company Common Stock will be converted into the right to receive the amount determined by dividing $18.00 by the Closing Date Market Price, but shall not be greater than 0.500 or less than 0.455, and subject to decrease if the Adjusted Fully Diluted Shares (as defined in the Reorganization Agreement) exceed a specified limit. Each Public Stockholder may elect to receive $18.00 cash in lieu of the Exchange Ratio (such cash election together with the Exchange Ratio, the "Merger Consideration"). The terms and conditions of the Merger are set forth in more detail in the Reorganization Agreement.

     In connection with rendering our opinion, we have reviewed (i) the Reorganization Agreement; (ii) the Stockholder Agreement, dated the date of the Reorganization Agreement, among VoiceStream, TDS and Holding; (iii) the Debt/Equity Replacement Agreement, dated the date of the Reorganization Agreement, among TDS, VoiceStream, Holding, Aerial Operating Company, Inc., a majority-owned subsidiary of the Company ("Operating Company"), and the Company;
(iv) the Parent Stockholder Agreement, dated the date of the Reorganization Agreement, among the Company, TDS, VoiceStream, Holding and certain stockholders of VoiceStream; (v) a draft of the

Investor Agreement to be entered into by TDS, VoiceStream and Holding at or prior to the effective time of the Merger; (vi) the Indemnity Agreement, dated the date of the Reorganization Agreement, among TDS, Operating Company, VoiceStream, Holding and the Company; (vii) a draft of the Registration Rights Agreement to be entered into by TDS and Holding at or prior to the effective time of the Merger; and (viii) the exhibits thereto, and for purposes hereof, we have assumed that the final forms of those documents reviewed by us in draft form will not differ in any material respect from the drafts provided to us. We have also reviewed and analyzed certain publicly available business and financial information relating to the Company, VoiceStream, and Omnipoint for recent years and interim periods to date, as well as certain internal financial and operating information of the Company, including financial forecasts, analyses and projections prepared by or on behalf of the Company and provided to us for purposes of our analysis, and we have discussed with the Special Committee and management of the Company and of VoiceStream such information and, among other matters, each of the Company's and VoiceStream's business, operations, assets, financial condition and future prospects. As you are aware, VoiceStream did not make available to us its projections of expected future performance. Accordingly, our review of such information for purposes of rendering our opinion was limited to discussions with management of VoiceStream of certain research analysts' projections of VoiceStream's future performance both on a stand alone basis and pro forma for the Omnipoint Acquisition (as commented on by management, the "Analyst Projections").

     We have reviewed and considered certain financial and stock market data relating to the Company, VoiceStream and Omnipoint and we have compared that data with similar data for certain other companies, the securities of which are publicly traded, that we believe may be relevant or comparable in certain respects to the Company, VoiceStream and Omnipoint or one or more of their respective businesses or assets, and we have reviewed and considered the financial terms of certain recent acquisitions and business combination transactions in the wireless communications industry that we believe to be reasonably comparable to the Merger or otherwise relevant to our inquiry. We have also performed such other financial studies, analyses, and investigations and reviewed such other information as we considered appropriate for purposes of this opinion.

     In our review and analysis and in formulating our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or discussed with us or publicly available, and we have not assumed any responsibility for independent verification of any of such information. We have also assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to us, and we have assumed that such projections, forecasts and analyses were reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of the Company's management with respect to the projections prepared by the Company. With respect to the Analyst Projections, we have assumed that they have been prepared on a basis that does not materially differ from the view of management of VoiceStream as to the future operating and financial performance of VoiceStream. We express no opinion with respect to such projections, forecasts and analyses or the assumptions upon which they are based. In addition, we have not reviewed any of the books and records of the Company or VoiceStream, or assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company or VoiceStream, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company or VoiceStream, and no such independent valuation or appraisal was provided to us. We note that the Merger is intended to qualify as a tax free reorganization for United States Federal tax purposes, and we have assumed that the Merger will so qualify. We also have assumed that obtaining all regulatory and other approvals and third party consents required for consummation of the Merger will not have an adverse impact on the Company or VoiceStream or on the anticipated benefits of the Merger, and we have assumed that the transactions described in the Reorganization Agreement will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto. Our opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by us as of the date hereof. We are not expressing any opinion herein as to the prices at which any securities of Holding, VoiceStream or the Company will actually trade at any time.

     In the ordinary course of our business, we may actively trade the debt and equity securities of the Company, Holding and VoiceStream for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     We are acting as financial advisor to the Special Committee in connection with the proposed Merger and will receive a fee for our services as well as a fee for rendering this opinion, a significant portion of which is contingent upon the consummation of the Merger. We have performed certain other financial advisory services for the Special Committee in the past and have received customary fees for rendering such services.

     Our opinion addresses only the fairness from a financial point of view to the Public Stockholders of the Merger Consideration provided for pursuant to the Reorganization Agreement. Our opinion does not address the Company's underlying business decision to effect the transactions contemplated by the Reorganization Agreement.

     It is understood that this letter is for the benefit and use of the Special Committee of the Board of Directors of the Company in its consideration of the Merger and, except for inclusion in its entirety in any registration statement or proxy statement required to be circulated to stockholders of the Company relating to the Merger, may not be quoted, referred to or reproduced at any time or in any manner without our prior written consent. This opinion does not constitute a recommendation to any stockholder or as to how such holder should vote with respect to the Merger or whether any Public Stockholder should elect to receive cash in lieu of the Exchange Ratio, and should not be relied upon by any stockholder as such.

     Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof the Merger Consideration provided for pursuant to the Reorganization Agreement is fair to the Public Stockholders from a financial point of view.

                                          Very truly yours,

                                          WASSERSTEIN PERELLA & CO., INC.

                                          /s/ WASSERSTEIN PERELLA & CO., INC.

                                                                         ANNEX H

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                    VOICESTREAM WIRELESS HOLDING CORPORATION

     VoiceStream Wireless Holding Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          1. The name of the corporation is VOICESTREAM WIRELESS HOLDING CORPORATION. The date of filing of its original Certificate of Incorporation with the Secretary of State was June 18, 1999.

          2. This Amended and Restated Certificate of Incorporation restates and integrates and further amends the Restated Certificate of Incorporation and all previous Amendments thereto of this corporation by revising such documents in their entirety. The Restated Certificate of Incorporation as amended or supplemented heretofore is further amended hereby to read as herein set forth in full:

                                   ARTICLE I.

                                      NAME

     The name of this corporation is VoiceStream Wireless Holding Corporation.

                                  ARTICLE II.

                          REGISTERED OFFICE AND AGENT

     The address of the registered office of this corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805 in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is Corporation Service Company.

                                  ARTICLE III.

                                    PURPOSE

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV.

                                    DURATION

     This corporation is to have perpetual existence.

                                   ARTICLE V.

                               AUTHORIZED SHARES

     5.1 Authorized Shares. The total number of shares of stock that the corporation shall have authority to issue is One Billion One Hundred Million (1,100,000,000), which shall consist of One Billion (1,000,000,000) shares of Common Stock, $0.001 par value per share ("Common Stock"), and One Hundred Million (100,000,000) shares of Preferred Stock, $0.001 par value per share ("Preferred Stock");

     5.2 Rights and Preferences of Common Stock. The holders of Common Stock shall have the following rights and preferences, subject to the rights and preferences of holders of Preferred Stock, as determined by the Board of Directors pursuant to Section 5.3 of this Article V.

          (a) Dividends. Holders of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the corporation that are legally available therefor.

          (b) Voting. On all matters upon which stockholders are entitled to vote, every holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in its name on the transfer books of the corporation.

          (c) Liquidation or Dissolution. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, holders of Common Stock shall receive a per share distribution of any assets remaining after payment or provision for liabilities and the liquidation preference on Preferred Stock, if any.

     5.3 Rights and Preferences of Preferred Stock. The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into series, and to provide for the issuance of such shares in an aggregate amount not exceeding in the aggregate the number of shares of Preferred Stock authorized by this Amended and Restated Certificate of Incorporation, as amended from time to time, and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to shares of Preferred Stock of any series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any series may be entitled (which may be cumulative or noncumulative), the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution or winding up of the affairs of the corporation, the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other series of capital stock or for any other securities, property or assets of the corporation (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

     Before the corporation shall issue any shares of Preferred Stock of any series, it shall file with the Secretary of State of the State of Delaware in the manner prescribed by the General Corporation Law of Delaware an amendment to this Amended and Restated Certificate of Incorporation setting forth the terms of the series and fixing the voting powers, designations, preferences, the relative, participating, optional, or other special rights, if any, and the qualifications, limitations and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued. The Board of

Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

     5.4 Issuance of Stock. The shares of capital stock of the corporation may be issued by the corporation from time to time for such consideration as from time to time may be fixed by the Board of Directors of the corporation.

                                  ARTICLE VI.

                              NUMBER OF DIRECTORS

     The number of directors which shall constitute the whole Board of Directors of this corporation shall be as specified in the Bylaws of this corporation.

                                  ARTICLE VII.

                       LIMITATION OF DIRECTOR'S LIABILITY

     A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or
(iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or Bylaws or of any statute inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any acts or omissions occurring, or any causes of action, suits or claims that, but for this Article VII would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                 ARTICLE VIII.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     8.1 Indemnification. The corporation shall indemnify its directors and officers to the full extent permitted by applicable law. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate directors' resolution or contract.

     8.2 Authorization. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements implementing these provisions as may be permitted by law, including the purchase and maintenance of insurance. Such Bylaws,resolutions, contracts, or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity, or advancement of expenses shall be made.

     8.3 Amendment. No amendment or repeal of this Article VIII shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                  ARTICLE IX.

                                   REDEMPTION

     9.1 Redemption. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation to the contrary, outstanding shares of capital stock of the corporation held by Disqualified Holders shall always be subject to redemption by the corporation, by action of the Board of Directors, if, in the judgment of the Board of Directors, such action should be taken, pursuant to Section 105(b) of Title 8 of the Delaware Code or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the corporation or any of its subsidiaries to conduct any portion of the business of the corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the corporation's stock possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

          (a) the redemption price of the shares to be redeemed pursuant to this
     Article IX shall be equal to the lesser of (i) the Fair Market Value or
     (ii) if such stock was purchased by such Disqualified Holder within one year of the Redemption Date, such Disqualified Holder's purchase price for such shares;

          (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

          (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

          (d) at least 30 days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided, however, that only 10 days' written notice of the Redemption Date shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed; provided, further, that the record holders of the shares selected to be redeemed may transfer such shares prior to the Redemption Date to any holder that is not a Disqualified Holder and thereafter, for so long as such shares are not held by a Disqualified Holder, such shares shall not be subject to redemption by the corporation;

          (e) from and after the Redemption Date; any and all rights of whatever nature (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares) with respect to the shares selected from redemption held by Disqualified Holders on the Redemption Date shall cease and terminate and such Disqualified Holders thenceforth shall be entitled only to receive the cash or Redemption Securities payable upon redemption; and

          (f) such other terms and conditions as the Board of Directors shall determine.

     9.2  Definitions. For purposes of this Article IX:

          (a) "Disqualified Holder" shall mean any holder of capital shares of stock of the corporation whose holding of such stock, either individually or when taken together with the holding of shares of capital stock of the corporation by any other holders, may result, in the judgment of the Board of Directors, in the loss of, or the failure to secure the reinstatement, of, any license or franchise from any governmental agency held by the corporation or any of its subsidiaries or affiliates to conduct any portion of the business of the corporation or any of its subsidiaries or affiliates.

          (b) "Fair Market Value" of a share of the corporation's stock of any class or series shall mean the average Closing Price for such a share for each of the forty-five (45) most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to Section 9.1(d) of this
     Article IX; provided, however, that if shares of stock of such class or series are not traded on any United States securities exchange registered under the Securities Exchange Act of 1934 (a "Securities Exchange") or in the National Association of Securities Dealers, Inc. Automated Quotations Systems or any other system then in use (a "Quotation System"), "Fair Market Value" shall be determined by the Board of Directors in good faith. For purposes of this definition "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal Securities Exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the applicable Quotation System.

          (c) "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the corporation pursuant to this Article IX.

          (d) "Redemption Securities" shall mean any debt or equity securities of the corporation, any of its subsidiaries or affiliates or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the corporation), has a value, at the time notice of redemption is given pursuant to Section 9.1(d) of this Article IX, at least equal to the price required to be paid pursuant to Section 9.1(a) of this Article IX (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

                                   ARTICLE X.

                              NO PREEMPTIVE RIGHTS

     Stockholders of the corporation shall not have preemptive rights to acquire additional shares issued by the corporation.

                                  ARTICLE XI.

                              NO CUMULATIVE VOTING

     Stockholders of the corporation shall not have cumulative voting rights.

                                  ARTICLE XII.

                              REPEAL AND AMENDMENT

     12.1 Repeal of and Amendment to Amended and Restated Certificate of Incorporation. Unless otherwise provided herein, the provisions of this Restated Certificate of Incorporation may be repealed or amended upon the affirmative vote of the holders of not less than a majority of the total number of shares of capital stock of the corporation outstanding and entitled to vote on any particular matter. The provisions set forth in Article IX, Article X, Article XI and this sentence of Section 12.1 of Article XII herein may not be repealed or amended in any respect, unless such action is approved

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

by the affirmative vote of the holders of not less than 66 2/3% of the total number of shares of capital stock of the corporation outstanding and entitled to vote on any particular matter.

     12.2 Repeal of and Amendment to Bylaws. In furtherance and not in limitation of the powers conferred by the Act, the Board of Directors is expressly authorized to make, adopt, repeal, alter, amend, and rescind the Bylaws of the corporation by a resolution adopted by a majority of the directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of the corporation as set forth therein.

                                 ARTICLE XIII.

                             CONFLICTING INTERESTS

     A director or officer of the corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall a director or officer of the corporation be liable to account to the corporation for any profit realized by him from or through any transaction or contract of the corporation by reason of the fact that he, or any firm of which he is a member, or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in the manner provided in the General Corporation Law of Delaware for authorization, approval or ratification of transactions or contracts between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest.

     This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with Section 245 of the General Corporation Law of the State of Delaware.

     This Amended and Restated Certificate of Incorporation was duly adopted by unanimous written consent of the stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Alan R. Bender, Executive Vice President of VOICESTREAM WIRELESS HOLDING CORPORATION has signed this Amended and Restated Certificate of Incorporation on January 18, 2000.

                                          VOICESTREAM WIRELESS HOLDING
                                          CORPORATION

                                          /s/ ALAN R. BENDER
                                          --------------------------------------
                                          Alan R. Bender,
                                          Executive Vice President

                                                                         ANNEX I

                 TITLE 23B. WASHINGTON BUSINESS CORPORATION ACT
                       CHAPTER 23B.13. DISSENTERS' RIGHTS

23B.13.010. DEFINITIONS

     As used in this chapter:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

     (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

23B.13.020. RIGHT TO DISSENT

     (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (d) An amendment of the articles of incorporation that materially reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under RCW 23B.06.040; or

          (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

     (3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

          (a) The proposed corporate action is abandoned or rescinded;

          (b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or

          (c) The shareholder's demand for payment is withdrawn with the written consent of the corporation.

23B.13.030. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if: (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

23B.13.200. NOTICE OF DISSENTERS' RIGHTS

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

     (2) If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after [the] effective date of such corporate action, shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in RCW 23B.13.220.

23B.13.210. NOTICE OF INTENT TO DEMAND PAYMENT

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and (b) not vote such shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

23B.13.220. DISSENTERS' NOTICE

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of RCW 23B.13.210.

     (2) The dissenters' notice must be sent within ten days after the effective date of the corporate action, and must:

          (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) of this section is delivered; and

          (e) Be accompanied by a copy of this chapter.

23B.13.230. DUTY TO DEMAND PAYMENT

     (1) A shareholder sent a dissenters' notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

     (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

23B.13.240. SHARE RESTRICTIONS

     (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

23B.13.250. PAYMENT

     (1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

     (2) The payment must be accompanied by:

          (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (b) An explanation of how the corporation estimated the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

          (e) A copy of this chapter.

23B.13.260. FAILURE TO TAKE ACTION

     (1) If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

23B.13.270. AFTER-ACQUIRED SHARES

     (1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

23B.13.280. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

     (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

          (a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

          (b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

          (c) The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

23B.13.300. COURT ACTION

     (1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

     (5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (6) Each dissenter made a party to the proceeding is entitled to judgment
(a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

23B.13.310. COURT COSTS AND COUNSEL FEES

     (1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

          (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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                                                                         ANNEX J

                        DELAWARE GENERAL CORPORATION LAW

     Section 262 Appraisal Rights. -- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to subsection (g) of Section 251), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all

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

     such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next proceeding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall by borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

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

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PROXY

                              OMNIPOINT CORPORATION
                         SPECIAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Douglas G. Smith and Harry Plonskier, with power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote, as designated below all the shares of common stock of Omnipoint Corporation held of record in the name of the undersigned as of January 17, 2000, with all powers that the undersigned would possess if present at the Special Meeting of Shareholders to be held on Thursday, February 24, 2000, at 11:00 a.m., local time, at Piper Marbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, N.W., Washington, D.C. and at any adjournment or adjournments thereof, upon the following matters:

            (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                             Please mark
                                                             your votes as   /X/
                                                             indicated in
                                                             this example.


1. Proposal to adopt, and approve the transactions contemplated by, the                     FOR     AGAINST     ABSTAIN
   Agreement and Plan of Reorganization, whereby Omnipoint Corporation will                 / /       / /         / /
   become a wholly-owned subsidiary of VoiceStream Wireless Holding Corporation, and Omnipoint Corporation stockholders will receive common stock of
   VoiceStream Wireless Holding Corporation and/or cash. A copy of the Agreement and Plan of Reorganization is attached as Annex A to the joint proxy statement-
   prospectus for the Special Meeting.

2. In accordance with their discretion, upon all other matters that may properly            FOR     AGAINST     ABSTAIN
   come before the Special Meeting or any adjournment thereof.                              / /       / /         / /


This proxy will be voted as specified by the shareholder, but if no choice is specified, this proxy will, if signed, be voted FOR approval of the Agreement and Plan of Reorganization.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED PROXY RETURN ENVELOPE.

Signature(s)___________________________________________ Dated:___________, 2000

IMPORTANT: Please sign exactly as name or names appear on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.



                              FOLD AND DETACH HERE